EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Government Income Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Total Return Portfolio II

Investor, Institutional and Class R Shares

Prospectus

January 28, 2009

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-441-7762 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

Funds Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About the Funds	4
	BlackRock Government Income Portfolio	4
	BlackRock High Yield Bond Portfolio	8
	BlackRock Low Duration Bond Portfolio	13
	BlackRock Total Return Portfolio II	18

Details About the Funds	How Each Fund Invests	24
	Investment Risks	27

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	How to Choose the Share Class that Best Suits Your Needs	32
	Details About the Share Classes	35
	How to Buy, Sell, Exchange and Transfer Shares	39
	Account Services and Privileges	45
	Funds’ Rights	46
	Participation in Fee-Based Programs	46
	Short-Term Trading Policy	47
	Redemption Fee	47
	Distribution and Service Payments	49

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	50
	Portfolio Management Information	51
	Conflicts of Interest	53
	Valuation of Fund Investments	54
	Dividends, Distributions and Taxes	55

Financial Highlights	Financial Performance of the Funds	56

General Information	Shareholder Documents	74
	Certain Fund Policies	74
	Statement of Additional Information	75

Glossary	Glossary of Investment Terms	76

For More Information	Fund and Service Providers	Inside Back Cover

Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about four funds of BlackRock Funds II (“BFII”): BlackRock Government Income Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock Total Return Portfolio II (each, a “Fund” and collectively, the “Funds”). Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to a Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold are defined in the Glossary.

Key Facts About BlackRock Government Income Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Government Income Portfolio (the “Government Income Fund”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

The Government Income Fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The Government Income Fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. This includes debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. Securities purchased by the Government Income Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Government Income Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Government Income Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The Government Income Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The management team will normally attempt to structure the Government Income Fund’s portfolio to have a comparable duration to its benchmark.

The Government Income Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Government Income Fund?

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

4

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

■

U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Derivatives Risk — Derivatives risk includes the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

For additional information about the Government Income Fund’s risks, see Investment Risks below.

Who should invest?

The Government Income Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Are seeking income with the opportunity for capital preservation

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

5

Risk/Return Information

The chart and table shown below give you a picture of the Government Income Fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, Investor B, Investor C, Institutional Shares and Class R Shares (in the table). The information shows you how the Government Income Fund’s performance has varied year by year and provides some indication of the risks of investing in the Government Income Fund. The table compares the Government Income Fund’s performance to that of a customized weighted index comprised of the returns of the Barclays Capital Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Government Income Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Government Income Fund expenses during these periods, the Government Income Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

Government Income Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 7.09% (quarter ended December 31, 2008) and the lowest return for a quarter was –3.46% (quarter ended June 30, 2004).

As of 12/31/08	1 Year	5 Years	10 Years
Government Income Fund; Investor A
Return Before Taxes[1]	1.49%	2.90%	5.03%
Return After Taxes on Distributions[1]	-0.06%	1.43%	3.17%
Return After Taxes on Distributions and Sale of Shares[1]	0.92%	1.60%	3.17%
Government Income Fund; Investor B
Return Before Taxes[1]	0.34%	2.59%	4.91%
Government Income Fund; Investor C
Return Before Taxes[1]	3.75%	2.94%	4.64%
Government Income Fund; Institutional
Return Before Taxes[1]	5.90%	4.00%	5.73%
Government Income Fund; Class R
Return Before Taxes[1]	5.36%	3.40%	5.10%
50% Barclays Capital Mortgage-Backed Securities Index2/50% Merrill Lynch 10-Year Treasury Index (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	14.13%	6.48%	6.15%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers Mortgage-Backed Securities Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for other classes of shares will vary.

6

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C, Institutional and Class R Shares of the Government Income Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%	[1]	None		None		None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	[2]	4.50%	[3]	1.00%	[4]	None	None
Redemption Fee	None		None		None		None	None
Exchange Fee	None		None		None		None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares	Class R Shares
Management Fee	0.48%		0.48%		0.48%		0.48%	0.48%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		None	0.50%
Other Expenses	0.39%		0.44%		0.55%		0.56%	0.57%
Interest Expense	0.57%		0.59%		0.62%		0.46%	0.59%
Acquired Fund Fees and Expenses[5]	0.02%		0.02%		0.02%		0.02%	0.02%
Total Annual Fund Operating Expenses[5]	1.71%		2.53%		2.67%		1.52%	2.16%
Fee Waivers and Expense Reimbursements[6]	(0.05)%		(0.10)%		(0.21)%		—%	—%
Net Annual Fund Operating Expenses[6]	1.66%		2.43%		2.46%		1.52%	2.16%
[1]

Reduced front-end sales charges may be available (see the section “Details About the Share Classes — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

[2]

A contingent deferred sales charge (CDSC) of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more.

[3]

The CDSC is 4.50% if shares are redeemed within the first year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details About the Share Classes — Investor B Shares” for the complete schedule of CDSCs.) As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment. Investor B Shares automatically convert to Investor A Shares approximately seven years after you buy them and will no longer be subject to distribution fees.

[4]	There is no CDSC on Investor C Shares after one year.
[5]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[6]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. In addition, BlackRock has also agreed to voluntarily waive or reimburse fees or expenses such that Net Annual Fund Operating Expenses would not exceed 0.95% (for Investor A Shares), 0.70% (for Institutional Shares) and 1.21% (for Class R Shares) (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses). These voluntary waivers and reimbursements may be terminated at any time. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.92% (for Investor A Shares), 1.72% (for Investor B Shares) and 1.80% (for Investor C Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

7

Example:

This example is intended to help you compare the cost of investing in the Government Income Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period and, in addition, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$562	$913	$1,287	$2,335
Investor B Shares[2] Redemption	$696	$1,128	$1,537	$2,563	[3]
Investor B Shares No Redemption	$246	$778	$1,337	$2,563	[3]
Investor C Shares[2] Redemption	$349	$810	$1,396	$2,987
Investor C Shares No Redemption	$249	$810	$1,396	$2,987
Institutional Shares	$155	$480	$829	$1,813
Class R Shares	$219	$676	$1,159	$2,493
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of applicable CDSC.
[3]	Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Key Facts About BlackRock High Yield Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock High Yield Bond Portfolio (the “High Yield Fund”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

The High Yield Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The High Yield Fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called “junk bonds”) acquired by the High Yield Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the High Yield Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The High Yield Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The High Yield Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations (“CBOs”), bank loans and mortgage-backed and asset-backed securities. The High Yield Fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The High Yield Fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer’s current or future ability to make interest and principal payments.

The High Yield Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The High Yield Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The High Yield Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

8

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Emerging Markets Securities Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■

Distressed Securities Risks — Distressed securities risks include the potential for resale restrictions on such securities, and the possibility that no interest payments will be made on the securities.

■

Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

9

■

Bank Loan Risk — The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower.

■

Collateralized Bond Obligation Risk — The pool of high yield securities underlying CBOs is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Derivatives Risk — Derivatives risk includes the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

For additional information about the High Yield Fund’s risks, see Investment Risks below.

Who should invest?

The High Yield Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Are seeking income with the opportunity to maximize total return of capital

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

10

Risk/Return Information

The chart and table shown below give you a picture of the High Yield Fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, Investor B, Investor C, Institutional and Class R Shares (in the table). The information shows you how the High Yield Fund’s performance has varied year by year and provides some indication of the risks of investing in the High Yield Fund. The table compares the High Yield Fund’s performance to that of the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the High Yield Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain High Yield Fund expenses during these periods, the High Yield Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

High Yield Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 10.40% (quarter ended June 30, 2003) and the lowest return for a quarter was –20.87% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
High Yield Fund; Investor A
Return Before Taxes[1]	-30.90%	-1.84%	2.22%
Return After Taxes on Distributions[1]	-33.16%	-4.57%	-1.25%
Return After Taxes on Distributions and Sale of Shares[1]	-19.74%	-2.78%	-0.04%
High Yield Fund; Investor B
Return Before Taxes[1]	-31.53%	-2.00%	2.10%
High Yield Fund; Investor C
Return Before Taxes[1]	-29.21%	-1.72%	1.89%
High Yield Fund; Institutional
Return Before Taxes[1]	-27.80%	-0.69%	3.05%
High Yield Fund; Class R
Return Before Taxes[1]	-28.20%	-1.24%	2.48%
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index[2] (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	-25.88%	-0.84%	2.28%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for other classes of shares will vary.

11

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C, Institutional Shares and Class R Shares of the High Yield Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%	[1]	None		None		None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	[2]	4.50%	[3]	1.00%	[4]	None	None
Redemption Fee[5]	2.00%		2.00%		2.00%		2.00%	2.00%
Exchange Fee	—[5]		—[5]		—[5]		—[5]	—[5]

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares	Class R Shares
Management Fee	0.48%		0.48%		0.48%		0.48%	0.48%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		None	0.50%
Other Expenses	0.49%		0.33%		0.34%		0.20%	0.68%
Interest Expense	0.03%		0.04%		0.03%		0.03%	0.03%
Acquired Fund Fees and Expenses[6]	0.02%		0.02%		0.02%		0.02%	0.02%
Total Annual Fund Operating Expenses[6]	1.27%		1.87%		1.87%		0.73%	1.71%
Fee Waivers and Expense Reimbursements[7]	(0.26)%		(0.10)%		(0.11)%		—%	—%
Net Annual Fund Operating Expenses[7]	1.01%		1.77%		1.76%		0.73%	1.71%
[1]

Reduced front-end sales charges may be available (see the section “Details About the Share Classes — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

[2]

A contingent deferred sales charge (CDSC) of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more.

[3]

The CDSC is 4.50% if shares are redeemed within the first year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details About the Share Classes — Investor B Shares” for the complete schedule of CDSCs.) As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment. Investor B Shares automatically convert to Investor A Shares approximately seven years after you buy them and will no longer be subject to distribution fees.

[4]	There is no CDSC on Investor C Shares after one year.
[5]

The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[6]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[7]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.96% (for Investor A Shares), 1.71% (for Investor B and C Shares) and 0.70% (for Institutional Shares) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. In addition, BlackRock has also agreed to voluntarily waive or reimburse fees or expenses such that Net Annual Fund Operating Expenses would not exceed 0.62% (for Institutional Shares) and 1.17% (for Class R Shares) (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses). These voluntary waivers and reimbursements may be terminated at any time. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.96% (for Investor A Shares), 1.70% (for Investor B Shares), 1.71% (for Investor C Shares), and 0.61% (for Institutional Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

12

Example:

This example is intended to help you compare the cost of investing in the High Yield Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period and, in addition, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$499	$762	$1,045	$1,851
Investor B Shares[2] Redemption	$630	$928	$1,202	$1,952	[3]
Investor B Shares No Redemption	$180	$578	$1,002	$1,952	[3]
Investor C Shares[2] Redemption	$279	$577	$1,001	$2,181
Investor C Shares No Redemption	$179	$577	$1,001	$2,181
Institutional Shares	$75	$233	$406	$906
Class R Shares	$174	$539	$928	$2,019
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of applicable CDSC.
[3]	Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Key Facts About BlackRock Low Duration Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Low Duration Bond Portfolio (the “Low Duration Fund”) is to seek to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index.

What is the Fund’s main investment strategy?

The Low Duration Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Low Duration fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The Low Duration Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Low Duration Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Low Duration Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Low Duration Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

13

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Derivatives Risk — Derivatives risk includes the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

14

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

For additional information about the Low Duration Fund’s risks, see Investment Risks below.

Who should invest?

The Low Duration Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Are seeking income with the opportunity for capital preservation

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

15

Risk/Return Information

The chart and table shown below give you a picture of the Low Duration Fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, Investor B, Investor C and Institutional Shares (in the table). The information shows you how the Low Duration Fund’s performance has varied year by year and provides some indication of the risks of investing in the Low Duration Fund. The table compares the Low Duration Fund’s performance to that of a the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Low Duration Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Low Duration Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

Low Duration Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 3.10% (quarter ended September 30, 2001) and the lowest return for a quarter was –6.18% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
Low Duration Fund; Investor A
Return Before Taxes[1]	-12.04%	-0.36%	2.33%
Return After Taxes on Distributions[1]	-13.40%	-1.55%	0.82%
Return After Taxes on Distributions and Sale of Shares[1]	-7.76%	-0.95%	1.09%
Low Duration Fund; Investor B
Return Before Taxes[1]	-13.88%	-0.82%	2.11%
Low Duration Fund; Investor C
Return Before Taxes[1]	-10.95%	-0.50%	1.88%
Low Duration Fund; Institutional
Return Before Taxes[1]	-8.97%	0.59%	3.04%
Merrill Lynch 1-3 Year Treasury Index (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	6.61%	4.06%	4.71%
[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for other classes of shares will vary.

16

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the Low Duration Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	3.00%	[1]	None		None		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	[2]	4.50%	[3]	1.00%	[4]	None
Redemption Fee	None		None		None		None
Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares
Management Fee	0.49%		0.49%		0.49%		0.49%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		None
Other Expenses	0.34%		0.33%		0.30%		0.27%
Interest Expense	0.02%		0.02%		0.02%		0.02%
Acquired Fund Fees and Expenses[5]	0.01%		0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses[5]	1.11%		1.85%		1.82%		0.79%
Fee Waivers and Expense Reimbursements[6]	(0.27)%		(0.26)%		(0.23)%		(0.21)%
Net Annual Fund Operating Expenses[6]	0.84%		1.59%		1.59%		0.58%
[1]

Reduced front-end sales charges may be available (see the section “Details About the Share Classes — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

[2]

A contingent deferred sales charge (CDSC) of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more.

[3]

The CDSC is 4.50% if shares are redeemed within the first year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details About the Share Classes — Investor B Shares” for the complete schedule of CDSCs.) As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment. Investor B Shares automatically convert to Investor A Shares approximately seven years after you buy them and will no longer be subject to distribution fees.

[4]	There is no CDSC on Investor C Shares after one year.
[5]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[6]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.81% (for Investor A Shares), 1.56% (for Investor B and C Shares) and 0.55% (for Institutional Shares) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. In addition, BlackRock has also agreed to voluntarily waive or reimburse fees or expenses such that Net Annual Fund Operating Expenses would not exceed 0.81% (for Investor A Shares) and 0.45% (for Institutional Shares) (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses). These voluntary waivers and reimbursements may be terminated at any time. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.81% (for Investor A Shares), 1.55% (for Investor B Shares), 1.55% (for Investor C Shares), and 0.45% (for Institutional Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

17

Example:

This example is intended to help you compare the cost of investing in the Low Duration Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period and, in addition, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$383	$616	$868	$1,588
Investor B Shares[2] Redemption	$612	$906	$1,177	$1,863	[3]
Investor B Shares No Redemption	$162	$556	$977	$1,863	[3]
Investor C Shares[2] Redemption	$262	$550	$964	$2,118
Investor C Shares No Redemption	$162	$550	$964	$2,118
Institutional Shares	$59	$231	$418	$958
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of applicable CDSC.
[3]	Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Key Facts About BlackRock Total Return Portfolio II

What is the Fund’s investment objective?

The investment objective of the BlackRock Total Return Portfolio II (the “Total Return II Fund”) is to seek to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Index.

What is the Fund’s main investment strategy?

The Total Return II Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Total Return II Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Total Return II Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Total Return II Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Total Return II Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Total Return II Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Total Return II Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

18

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Derivatives Risk — Derivatives risk includes the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

19

■

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

For additional information about the Total Return II Fund’s risks, see Investment Risks below.

Who should invest?

The Total Return II Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Are seeking income with the opportunity to maximize total return of capital

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

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Risk/Return Information

The chart and table shown below give you a picture of the Total Return II Fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, Investor B, Investor C, Institutional Shares and Class R Shares (in the table). The information shows you how the Total Return II Fund’s performance has varied year by year and provides some indication of the risks of investing in the Total Return II Fund. The table compares the Total Return II Fund’s performance to that of the Barclays Capital U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Total Return II Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Total Return II Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

Total Return II Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 4.91% (quarter ended September 30, 2001) and the lowest return for a quarter was –5.81% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
Total Return II Fund; Investor A
Return Before Taxes[1]	-11.97%	0.53%	3.32%
Return After Taxes on Distributions[1]	-13.62%	-0.94%	1.36%
Return After Taxes on Distributions and Sale of Shares[1]	-7.74%	-0.36%	1.67%
Total Return II Fund; Investor B
Return Before Taxes[1]	-12.95%	0.22%	3.19%
Total Return II Fund; Investor C
Return Before Taxes[1]	-9.92%	0.47%	2.92%
Total Return II Fund; Institutional
Return Before Taxes[1]	-8.02%	1.64%	4.12%
Total Return II Fund; Class R
Return Before Taxes[1]	-8.63%	1.00%	3.45%
Barclays Capital U.S. Aggregate Index[2] (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	5.24%	4.65%	5.63%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers U.S. Aggregate Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for other classes of shares will vary.

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Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C, Institutional and Class R Shares of the Total Return II Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%	[1]	None		None		None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]		4.50%	[3]	1.00%	[4]	None	None
Redemption Fee	None		None		None		None	None
Exchange Fee	None		None		None		None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares	Class R Shares
Management Fee	0.46%		0.46%		0.46%		0.46%	0.46%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		None	0.50%
Other Expenses	0.28%		0.32%		0.28%		0.20%	0.32%
Interest Expense	0.46%		0.48%		0.45%		0.46%	0.46%
Acquired Fund Fees and Expenses[5]	—%		—%		—%		—%	—%
Total Annual Fund Operating Expenses	1.45%		2.26%		2.19%		1.12%	1.74%
Fee Waivers and Expense Reimbursements[6]	(0.18)%		(0.13)%		(0.09)%		(0.11)%	(0.18)%
Net Annual Fund Operating Expenses[6]	1.27%		2.13%		2.10%		1.01%	1.56%
[1]

Reduced front-end sales charges may be available (see the section “Details About the Share Classes — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

[2]

A contingent deferred sales charge (CDSC) of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more.

[3]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details About the Share Classes — Investor B Shares”) for the complete schedule of CDSCs.) As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment. Investor B Shares automatically convert to Investor A Shares approximately seven years after you buy them and will no longer be subject to distribution fees.

[4]	There is no CDSC on Investor C Shares after one year.
[5]	Acquired Fund Fees and Expenses were less than 0.01% for the Fund’s last fiscal year.
[6]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.81% (for Investor A Shares), 1.65% (for Investor B and C Shares), 0.55% (for Institutional Shares) and 1.10% (for Class R Shares) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 1.61% (for Investor B Shares), 1.57% (for Investor C Shares), 0.49% (for Institutional Shares) and 1.02% (for Class R Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the Total Return II Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period and, in addition, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$524	$823	$1,144	$2,051
Investor B Shares[2] Redemption	$666	$1,044	$1,398	$2,285	[3]
Investor B Shares No Redemption	$216	$694	$1,198	$2,285	[3]
Investor C Shares[2] Redemption	$313	$677	$1,166	$2,517
Investor C Shares No Redemption	$213	$677	$1,166	$2,517
Institutional Shares	$103	$345	$606	$1,353
Class R Shares	$159	$530	$927	$2,037
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of applicable CDSC.
[3]	Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

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Details About the Funds

How Each Fund Invests

Investment Process of the Funds (unless otherwise noted):

For the High Yield Fund, the management team evaluates sectors of the high yield market and individual bonds within these sectors. Typically, the management team will invest in distressed securities when it believes they are undervalued.

Securities are purchased for a Fund when the management teams determine that they have the potential for above-average total return. Each Fund’s performance is measured against a specified benchmark.

If a security’s rating declines (the High Yield Fund) or falls below B (for Low Duration Fund), investment grade (for Total Return II Fund) or the highest rating category (the Government Income Fund), the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Government Income Fund

Investment Goal

The investment objective of the Government Income Fund is to seek to maximize total return, consistent with income generation and prudent investment management.

Should the Government Income Fund’s Board of Trustees determine that the investment goals of the Government Income Fund should be changed, shareholders of the Government Income Fund will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Government Income Fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The Government Income Fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. These include debt securities issued by eligible financial institutions and guaranteed by the FDIC under its Temporary Liquidity Guarantee Program. Securities purchased by the Government Income Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Government Income Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Government Income Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The Government Income Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The management team will normally attempt to structure the Government Income Fund’s portfolio to have a comparable duration to its benchmark.

The Government Income Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE GOVERNMENT INCOME FUND

The Government Income Fund is managed by a team of financial professionals. Andrew J. Phillips and Eric
Pellicciaro are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.
Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

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High Yield Fund

Investment Goal

The investment objective of the High Yield Fund is to seek to maximize total return, consistent with income generation and prudent investment management.

Should the High Yield Fund’s Board of Trustees determine that the investment goals of the High Yield Fund should be changed, shareholders of the High Yield Fund will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The High Yield Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The High Yield Fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called “junk bonds”) acquired by the High Yield Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the High Yield Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The High Yield Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The High Yield Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The High Yield Fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The High Yield Fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer’s current or future ability to make interest and principal payments.

The High Yield Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The High Yield Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The High Yield Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE HIGH YIELD FUND

The High Yield Fund is managed by a team of financial professionals. Kevin J. Booth, CFA and James Keenan, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see
“Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Low Duration Fund

Investment Goal

The investment objective of the Low Duration Fund is to seek to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index.

Should the Low Duration Fund’s Board of Trustees determine that the investment goals of the Low Duration Fund should be changed, shareholders of the Low Duration Fund will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Low Duration Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Low Duration Fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The Low Duration Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

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The Low Duration Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Low Duration Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Low Duration Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE LOW DURATION FUND

The Low Duration Fund is managed by a team of financial professionals. Stuart Spodek, Curtis Arledge and
Thomas F. Musmanno, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Total Return II Fund

Investment Goal

The investment objective of the Total Return II Fund is to seek to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Index.

Should the Total Return II Fund’s Board of Trustees determine that the investment goals of the Total Return II Fund should be changed, shareholders of the Total Return II Fund will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Total Return II Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Total Return II Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Total Return II Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Total Return II Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Total Return II Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Total Return II Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Total Return II Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE TOTAL RETURN II FUND

The Total Return II Fund is managed by a team of financial professionals. Scott Amero, Curtis Arledge,
Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Other Strategies:

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the

26

Government Income Fund and Total Return II Fund may use and the High Yield Fund and Low Duration Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk.

The Funds may invest in securities prior to their date of issue. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Funds at an established price with payment and delivery taking place in the future. The Funds enter into these transactions to obtain what is considered an advantageous price to the Funds at the time of entering into the transaction.

Each Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

Each Fund may invest uninvested cash balances in affiliated money market funds.

For temporary defensive purposes, each Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Policies” in the Statement of Additional Information also includes more information about the Funds, their investments and the related risks. There can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in Each Fund (unless otherwise noted):

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Leverage Risks — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, a Fund’s management team will segregate liquid assets on the books of a Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio will be magnified when a Fund uses leverage.

Liquidity Risks — Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of a Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that a Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk.

Call Risk — Call risk is the chance that during periods of falling interest rates, an issuer of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. A Fund would then lose potential income and may have to invest the proceeds in bonds with lower yields.

27

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. The principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Recent Developments with Sub-prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities. Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Derivatives Risks — A Fund’s use of derivatives may reduce a Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

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Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

Foreign Securities Risk (High Yield Fund, Low Duration Fund, Total Return II Fund) — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of a Fund’s investments, in non U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to a Fund’s investments.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund than for investment companies invested only in the United States.

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Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; a Fund could be liable for any losses incurred.

Junk Bond Risks (High Yield Fund and Low Duration Fund) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include:

■

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.

■	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

■

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

U.S. Government Issuer Risk (Government Income Fund, Low Duration Fund, Total Return II Fund) — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

U.S. Government Mortgage-Related Securities Risk (Government Income Fund) — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Distressed Securities Risks (High Yield Fund) — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Emerging Markets Securities Risk (High Yield Fund) — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may

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never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Mezzanine Securities Risk (High Yield Fund) — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

Bank Loan Risk (High Yield Fund) — The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower.

Collateralized Bond Obligation Risk (High Yield Fund) — The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Each Fund (unless otherwise noted) may also be subject to certain other risks associated with its investments and investment strategies, including:

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in a Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (Investor A, Investor B, Investor C, Institutional and Class R Shares in this prospectus for Government Income Fund; Investor A, Investor B, Investor C, Institutional and Class R Shares in this prospectus for High Yield Fund; Investor A, Investor B, Investor C and Institutional Shares in this prospectus for Low Duration Fund; Investor A, Investor B, Investor C, Institutional and Class R Shares in this prospectus for Total Return II Fund). Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional Shares of a Fund, you will not pay any sales charge. However, only certain investors may buy Institutional Shares. If you select Investor A Shares of a Fund, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor C or Class R Shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year for Investor C Shares and 0.25% per year for Class R Shares, and a service fee of 0.25% per year for both classes of shares on an ongoing basis under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor B or Investor C Shares of a Fund. Classes with lower expenses will have higher net asset values and dividends relative to other share classes. If you redeem (either by sale or exchange) shares of any class of the High Yield Fund within 30 days of purchase or exchange, you will generally be charged a redemption fee unless certain conditions are met.

Each Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of each of the Share classes of the Funds.

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Share Classes at-a-Glance

	Investor A1	Investor B1	Investor C1	Institutional[1]	Class R
Availability	Generally available through selected securities dealers and other financial intermediaries.	Available only for exchange and for dividend and capital gain reinvestment.	Generally available through selected securities dealers and other financial intermediaries.[2]

Limited to certain investors, including:

•   Current Institutional shareholders that meet certain requirements

•   Certain retirement plans

•   Participants in certain programs sponsored by BlackRock or its affiliates or financial intermediaries

•   Certain employees and affiliates of the Investment Advisor or its affiliates

Available only to certain retirement plans.[5]
Minimum Investment	$1,000 for all accounts except: • $250 for certain fee-based programs • $50, if establishing Automatic Investment Plan (“AIP”)	Investor B Shares are not generally available for purchase (see above).	$1,000[3] for all accounts except: • $250 for certain fee-based programs • $50, if establishing Automatic Investment Plan (“AIP”)	• $2 million for institutions and individuals • Institutional Shares are available to clients of registered investment advisors who invest $250,000 in a Fund	• $100 for all accounts
Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges are available for larger investments.	No. Entire purchase price is invested in shares of a Fund.	No. Entire purchase price is invested in shares of a Fund.	No. Entire purchase price is invested in shares of a Fund.	No. Entire purchase price is invested in shares of a Fund.
Deferred Sales Charge?	No. (May be charged for purchases of $1 million or more that are redeemed within eighteen months.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No.	No.
Distribution and Service (12b-1) Fees?	0.25% Annual Service Fee. No Distribution Fee.	0.25% Annual Service Fee. 0.75% Annual Distribution Fee.	0.25% Annual Service Fee. 0.75% Annual Distribution Fee.	No.	0.25% Annual Service Fee. 0.25% Annual Distribution Fee.
Redemption Fees?	No.[4]	No.[4]	No.[4]	No.[4]	No.[4]

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Share Classes at-a-Glance

	Investor A1	Investor B1	Investor C1	Institutional[1]	Class R
Conversion to Investor A Shares?	N/A	Yes, automatically after approximately seven years.	No.	No.	No.
Advantage	Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.	No up-front sales charge so you start off owning more shares.	No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to Investor A or Investor B Shares.	No up-front sales charge so you start off owning more shares.	No up-front sales charge so you start off owning more shares.
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares.	Closed to new purchases. You pay ongoing distribution fees each year you own Investor B Shares, which means that you can expect lower total performance than Investor A Shares.	You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than Investor A Shares. Unlike Investor B Shares, Investor C Shares do not convert to Investor A Shares, so you will continue paying the ongoing distribution fees as long as you hold the Investor C Shares. Over the long term, this can add up to higher total fees than either Investor A Shares or Investor B Shares.	Limited availability.	You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than Investor A Shares. Unlike Investor B Shares, Class R Shares do not convert to Investor A Shares, so you will continue paying the ongoing distribution fees as long as you hold the Class R Shares. Over the long term, this can add up to higher total fees than either Investor A Shares or Investor B Shares. There is limited availability of these shares.
[1]	Please see “Details about the Share Classes” for more information about each Share class.
[2]

If you establish a new account directly with a Fund and do not have a financial intermediary associated with your account, you may only invest in Investor A Shares. Applications without a financial intermediary that select Investor C Shares will not be accepted.

[3]	The Funds will not accept a purchase order of $500,000 or more for Investor C Shares. Your financial intermediary may set a lower maximum for Investor C Shares.
[4]	The High Yield Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase.
[5]	Class R Shares for the Low Duration Fund are available only to certain authorized qualified employee benefit plans.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Statement of Additional Information, which is available on the website or on request.

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Details About the Share Classes

Investor A Shares — Initial Sales Charge Options

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following tables.

Government Income Fund, High Yield Fund, Total Return II Fund

Your Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Dealer Compensation As a % of Offering Price
Less than $25,000	4.00%	4.17%	3.75%
$25,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.25%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over[2]	0.00%	0.00%	0.00%	[2]

Low Duration Fund

Your Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Dealer Compensation As a % of Offering Price
Less than $50,000	3.00%	3.09%	2.75%
$50,000 but less than $100,000	2.75%	2.83%	2.50%
$100,000 but less than $250,000	2.50%	2.56%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.50%
$500,000 but less than $1,000,000	1.25%	1.26%	1.00%
$1,000,000 and over[2]	0.00%	0.00%	0.00%	[2]
[1]	Rounded to the nearest one-hundredth percent.
[2]

If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the selling dealer or other financial intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 0.50% (for the Total Return II Fund, the Government Income Fund and the Low Duration Fund) and 0.75% (for the High Yield Fund). Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Fund dividends.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Shares Charge Option” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, the right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below). Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together. These may include shares held in accounts held at a financial intermediary, including personal accounts, certain retirement

35

accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the right of accumulation and Letter of Intent the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of a Fund, the investor should inform the financial professional, financial intermediary or BlackRock Funds of any other shares of a Fund or any other BlackRock Fund owned by (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. Failure by the investor to notify the financial professional, financial intermediary or the BlackRock Funds, may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The financial professional, financial intermediary or the BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children under the age of twenty one — showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — a Fund and/or the investor’s financial professional, financial intermediary or BlackRock Funds may not be able to maintain this information.

For more information, see the SAI or contact your financial professional or financial intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A, Investor B, or Investor C or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by a Fund, and the investor must tell a Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by a Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, a Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, a Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, Investor B, Investor C and Institutional Shares in most BlackRock Funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

A sales charge waiver on a purchase of Investor A Shares may also apply for:

■	Authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans

■	Persons investing through an authorized payroll deduction plan

■	Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)

■	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund

■	Persons associated with a Fund, each Fund’s Distributor, BlackRock, each Fund’s sub-adviser or Transfer Agent, and their affiliates

■

Persons participating in a fee-based program under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services

■	Employees of MetLife

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 0.50% (0.75% for the High Yield Fund) of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers see “Contingent Deferred Sales Charge Waivers.”

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If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B or Investor C Shares, you do not pay an initial sales charge at the time of purchase. Investor B Shares of the Funds are available for purchase only through reinvestment of dividends and capital gains for current holders of such shares of the Funds.

If you redeem your Investor B Shares within six years or your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge. No deferred sales charge applies to shares that you acquire through reinvestment of Fund dividends and capital gains. If you are a current shareholder of Investor B Shares, you may exchange your Investor B Shares for Investor B Shares of another BlackRock Fund. The sales charge that would have applied to a redemption of your original shares will also apply to a redemption of the shares you acquire in the exchange. You will also pay ongoing combined distribution and service fees of as follows:

	Investor B	Investor C
Government Income Fund	1.00%	1.00%
High Yield Fund	1.00%	1.00%
Low Duration Fund	1.00%	1.00%
Total Return II Fund	1.00%	1.00%

Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial professional or financial intermediary who assists you in purchasing Fund shares.

The Distributor currently pays dealers a sales concession of 4.00% of the purchase price of Investor B Shares to dealers from its own resources at the time of sale. The Distributor also normally pays the annual Investor B Shares service fee to dealers as a shareholder servicing fee on a monthly basis. The Distributor normally retains the Investor B Shares distribution fee.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C Shares from its own resources at the time of sale. The Distributor pays the annual Investor C Shares service fee as a shareholder servicing fee and the annual Investor C Shares distribution fee as an ongoing concession to dealers on a monthly basis for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. Under certain circumstances, the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor B Shares

If you redeem Investor B Shares of the Funds within six years after purchase, you may be charged a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. When you redeem Investor B Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor B Shares that are not subject to the deferred sales charge are redeemed first. After that, a Fund redeems the shares that have been held the longest. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedules:

Years Since Purchase	Sales Charge[1]
0 – 1	4.50%
1 – 2	4.00%
2 – 3	3.50%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	0.00%
[1]

The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock Fund, the original deferred sales charge schedule will apply.

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Any CDSC paid on a redemption of Investor B Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Your Investor B Shares convert automatically into Investor A Shares approximately seven years after purchase. Any Investor B Shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A Shares are subject to lower annual expenses than Investor B Shares. The conversion of Investor B Shares to Investor A Shares is not a taxable event for federal income tax purposes.

Different conversion schedules apply to Investor B Shares of different BlackRock Funds. For example, Investor B Shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B Shares in an exchange from another BlackRock Fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B Shares in both Funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C Shares

If you redeem Investor C Shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption and will be calculated without regards to any redemption fee. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Investor C Shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers (Investor A, Investor B and Investor C Shares)

The deferred sales charge relating to Investor A, Investor B and Investor C Shares may be reduced or waived in certain circumstances, such as:

■	Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans;

■	Exchanges pursuant to the exchange privilege, as described in “How to Exchange Shares or Transfer your Account”;

■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2;

■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006;

■	Redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or an affiliate;

■

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

■

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

■	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares;

■	Involuntary redemptions made of shares in accounts with low balances;

■	Certain redemptions made through the Systematic Withdrawal Plan offered by a Fund, BlackRock or their affiliates;

■	Redemptions related to the payment of PNC Trust Company custodial IRA fees;

■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of a Fund.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Statement of Additional Information, which is available on the website or on request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your financial professional or other financial intermediary can help you determine whether you are eligible to buy Institutional Shares.

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Eligible Institutional investors include the following:

■

Investors who currently own Institutional Shares of a Fund may make additional purchases of Institutional Shares of that Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with a Fund and do not meet the applicable investment minimums

■	Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from a Fund

■	Certain qualified retirement plans

■	Investors in selected fee based programs

■	Clients of registered investment advisers who invest $250,000 in a Fund

■

Trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company, FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets

■	Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor

■	Holders of certain Merrill Lynch sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of a Fund

■

Employees, officers and directors/trustees of BlackRock Inc., BlackRock Funds, The PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch and Co, Inc. (“Merrill Lynch”) or their respective affiliates

Class R Shares

Class R Shares are available only to certain retirement and other similar plans. If you buy Class R Shares, you will pay neither an initial sales charge nor a CDSC. However, Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Class R Shares do not offer a conversion privilege.

The Distributor currently pays the annual Class R Shares distribution fee and annual Class R Shares service fee to dealers as an ongoing concession and as a shareholder servicing fee, respectively, on a monthly basis.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your financial professional or other financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

The Funds may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Funds at any time for any reason.

In addition, the Funds may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

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In addition, the Funds may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	First, select the share class appropriate for you

Refer to the “Share Classes at-a-Glance” table in this prospectus (be sure to read this prospectus carefully). Your financial professional can help you determine which share class is appropriate for you. When you place a purchase order, you need to specify whether you want Investor A or C Shares. If you do not specify a class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares.

Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your financial representative can help you determine which share class is appropriate for you.

Class R Shares are available only to certain retirement and other similar plans.

Next, determine the amount of your investment

•   Refer to the minimum initial investment in the “Share Classes at-a-Glance” tables of this prospectus. Be sure to note the maximum investment amount in Investor C Shares.

•   See “Account Information — Details About the Share Classes” for information on lower initial investment requirements for certain Fund investors if their purchase, combined with purchases by other investors received together by a Fund, meets the minimum investment requirement.

Have your financial intermediary submit your purchase order

The price of your shares is based on the next calculation of a Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“Exchange” or “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Funds may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for accounts held directly with BlackRock)	To purchase shares directly with BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to “BlackRock Funds” to PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”), formerly PFPC Inc., at the address on the application.
Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 for all accounts except that certain programs may have higher minimums. (The minimums for additional purchases may be waived under certain circumstances.)
	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary. For more details on purchasing by Internet see below.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Funds have the right to reject any telephone request for any reason.

Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.

Purchase by VRU. Investor Shares may also be purchased by use of each Fund’s automated voice response unit service (“VRU”) at (800) 441-7762.

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How to Buy Shares

	Your Choices	Important Information for You to Know

Add to Your Investment (continued)	Or contact BlackRock (for accounts held directly with BlackRock) (continued)

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders of Institutional Shares placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. Each Fund limits Internet purchases in shares of a Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Funds employ reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with a Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from such Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762, or contact your financial professional (if your account is not held directly with BlackRock).
Participate in the Automatic Investment Plan (“AIP”)

BlackRock’s Automatic Investment Plan (“AIP”) allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Account Services and Privileges” section of this prospectus for additional information.

How to Pay for Shares	Making payment for purchases

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your financial professional or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day (in the case of Investor Shares) or first business day (in the case of Institutional Shares) following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to a Fund.

For shares purchased directly from a Fund, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application.

Making payment for purchases (continued) There is a $20 fee for each purchase check that is returned due to insufficient funds. The Funds do not accept third-party checks. You may also wire Federal funds to a Fund to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

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How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order

You can also make redemption requests through your financial professional. Shareholders should indicate whether they are redeeming Investor A, Investor B, Investor C, Institutional or Class R Shares. The price of your shares is based on the next calculation of a Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Other financial intermediaries may charge a fee to process a redemption of shares. Shareholders who hold more than one class should indicate which class of shares they are redeeming.

The Funds may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming:

Redeem by Telephone: You may sell Investor A, Investor B or Investor C Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through the Automated Clearing House Network (“ACH”) or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

Each Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Each Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by VRU: Investor Shares may also be redeemed by use of each Fund’s automated voice response unit service (“VRU”). Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

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How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)

Payment of Redemption Proceeds:

Redemption proceeds may be paid by check or, if a Fund has verified banking information on file, through ACH or by wire transfer.

Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. Each Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of a Fund, an earlier payment could adversely affect a Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by a Fund.

The Funds are not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to a Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that a Fund’s custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when a Fund’s custodian is closed is normally sent on the next business day following redemption on which a Fund’s custodian is open for business.

Each Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of a Fund, an earlier payment could adversely affect a Fund. No charge for sending redemption payments via ACH is imposed by a Fund.

* * *

If you make a redemption request before a Fund has collected payment for the purchase of shares, such Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

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How to Exchange Shares or Transfer your Account

	Your Choices	Important Information for You to Know

Exchange Privilege	Selling shares of one fund to purchase shares of another BlackRock Fund (“exchanging”)

Investor A, Investor B, Investor C and Institutional Shares of a Fund are generally exchangeable for shares of the same class of another BlackRock Fund. No exchange privilege is available for Class R Shares. You can exchange $1,000 or more of Investor A, Investor B, or Investor C Shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor A, Investor B or Investor C Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of a Fund may make exchanges into Institutional Shares of other funds except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with a Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors. If you held the exchanged shares for 30 days or less you may be charged a redemption fee (please refer to the “Redemption Fee” section of this prospectus for additional information). Some of the BlackRock Funds impose a different deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege you may contact your financial professional or financial intermediary. Alternatively, if your account is held directly with BlackRock you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or (iii) send a written request to a Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. Each Fund has the right to reject any telephone request for any reason.

Although there is currently no express limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. A Fund may suspend or terminate your exchange privilege at any time for any reason, including if such Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short Term Trading Policy” below.

For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other financial professional before making an exchange request.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of a Fund only to another securities dealer that has an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with a Fund; or • Sell your shares, paying any applicable deferred sales charge.

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Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan (“AIP”)	Allows systematic investments on a periodic basis from checking or savings account.	BlackRock’s Automatic Investment Plan (“AIP”) allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the Automatic Investment Plan application. The minimum investment amount for an automatic investment plan is $50 per portfolio.
Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to special payee. Please call (800) 441-7762 for details. If investing into another fund at BlackRock, the receiving fund must be open to new purchases.
EZ Trader	Allows an investor to purchase or sell Investor class shares by telephone or over the Internet through ACH.

(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your financial professional if your account is held elsewhere).

Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or internet purchase or sale order, please contact (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with a Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Systematic Exchange	This feature can be used by investors to systematically exchange money from one Fund to up to four other Funds.	A minimum of $10,000 in the initial BlackRock Fund is required and investments in any additional funds must meet minimum initial investment requirements. For more information, please contact the Funds at (800) 441-7762.
Systematic Withdrawal Plan (“SWP”)	This feature can be used by investors who want to receive regular distributions from their accounts.

To start a Systematic Withdrawal Plan (“SWP”) a shareholder must have a current investment of $10,000 or more in a BlackRock Fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No contingent deferred sales charge (“CDSC”) will be assessed on redemptions of Investor A, Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A, Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A, Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or other financial intermediary for details.

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Reinstatement Privilege	If you redeem Investor A or Institutional Shares, and within 60 days buy new Investor A Shares of the SAME fund, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, a fund must receive written notification from the shareholder of record or the financial professional of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

The Funds’ Rights

Each Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■

Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before a Fund has collected payment for the purchase of shares,

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 (or the minimum required initial investment for Institutional Shares) due to redemptions you have made. You will be notified that the value of your account is less than $500 (or the minimum required initial investment for Institutional Shares) before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 (or the minimum required initial investment for Institutional Shares) before a Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or selected securities dealers or other financial intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges and/or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges with respect to Investor A Shares. Additional purchases of Institutional Shares are available only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional, selected securities dealer or other financial intermediary.

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Short-Term Trading Policy

The Board of Trustees (the “Board”) of each Fund has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve a Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund’s portfolio securities and the determination of a Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and a Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, a Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, the Funds’ Distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Redemption Fee

The Government Income Fund, Low Duration Fund and Total Return II Fund do not charge a redemption fee. The High Yield Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of the High Yield Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio

47

management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of fund A are exchanged for shares of fund B 20 days after the purchase of the fund A shares, followed in 20 days by an exchange of the fund B shares for shares of fund C, will be subject to two redemption fees (one on each exchange). The High Yield Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the High Yield Fund, the redemption fee will not be assessed on redemptions or exchanges by:

■

accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the High Yield Fund not to be detrimental to the High Yield Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

■	accounts of shareholders who have died or become disabled;

■	shareholders redeeming or exchanging shares:

—	through the High Yield Fund’s Systematic Withdrawal Plan or Systematic Exchange Plan,

—	in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account,

—	in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

■	shareholders executing rollovers of current investments in the High Yield Fund through qualified employee benefit plans;

■	redemptions of shares acquired through dividend reinvestment;

■	BlackRock Funds whose trading practices are determined by the High Yield Fund not to be detrimental to the High Yield Fund or long- term shareholders; and

■	certain other accounts in the absolute discretion of the High Yield Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship.

The High Yield Fund reserves the right to modify or eliminate these waivers at any time.

In addition to the High Yield Fund, the following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology
BlackRock Global Dynamic Equity Fund	Opportunities Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Global SmallCap Fund, Inc.	BlackRock Small Cap Value Equity Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock International Diversification Fund	BlackRock U.S. Opportunities Portfolio
BlackRock International Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Index Fund	MFS Research International FDP Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock Strategic Income Portfolio
BlackRock High Income Fund	BlackRock World Income Fund, Inc.
BlackRock International Bond Portfolio

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Distribution and Service Payments

BlackRock Funds II, on behalf of each Fund, has adopted a Plan (the “Plan”) that allows each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plan, Investor B, Investor C and Class R Shares pay a fee (“distribution fees”) to the Distributor and/or its affiliates, including PNC and its affiliates, and to Merrill Lynch and/or Bank of American Corporation (“BAC”) and their affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch and BAC for sales support services provided in connection with the sale of Investor B, Investor C and Class R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC and their respective affiliates) (each a “Financial Intermediary”) for sales support services and related expenses. All Investor B, Investor C and Class R Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the applicable Fund attributable to Investor B, Investor C and Class R Shares. Institutional and Investor A Shares do not pay a distribution fee.

Under the Plan, BlackRock Funds II also pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of each Fund to Financial Intermediaries for providing support services to their customers who own Investor A, Investor B, Investor C and Class R Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor A, Investor B, Investor C and Class R Shares of a Fund. All Investor A, Investor B, Investor C and Class R Shares pay this servicing fee. Institutional Shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares and Class R Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor Shares and Class R Shares;

■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares.

Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B, Investor C and Class R Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plan, including a complete list of services provided thereunder, see the Statement of Additional Information.

Other Payments by the Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees that a Fund pays to its Transfer Agent, BlackRock. on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the funds’ payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

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Management of the Funds

BlackRock

BlackRock, each Fund’s manager, manages the Funds’ investments and its business operations subject to the oversight of the Funds’ Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

BlackRock serves as manager to each Fund pursuant to a management agreement. BlackRock has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of BlackRock, under which BlackRock pays the sub-adviser a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the management agreements. BFM is responsible for the day-to-day management of the Funds.

For their management and sub-advisory services, BlackRock and BFM are entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. For the fiscal year ended September 30, 2008, the aggregate management fees, net of any applicable waivers, paid by the Funds to BlackRock as a percentage of each Fund’s average daily net assets were:

Government Income Fund	0.29%
High Yield Fund	0.41%
Low Duration Fund	0.26%
Total Return II Fund	0.28%

With respect to each Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a Fund’s business, if any) of each share class of a Fund at the levels shown in a Fund’s expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) a Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as a Fund’s manager or administrator and (3) the Board has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

A discussion of the basis for the Board’s approval of the management agreement and sub-advisory agreement with respect to each of the Funds is included in the respective Fund’s annual shareholder report for the fiscal year ended September 30, 2008.

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From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Management Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ Statement of Additional Information.

Government Income Fund

The Government Income Fund is managed by a team of financial professionals. Andrew J. Phillips and Eric Pellicciaro are the portfolio managers and are primarily responsible for the day-to-day management of the Government Income Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew J. Phillips	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1999	Managing Director of BlackRock since 1999.
Eric Pellicciaro	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2004	Managing Director of BlackRock since 2005; Director of BlackRock from 2002 to 2005

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High Yield Fund

The High Yield Fund is managed by a team of financial professionals. Kevin J. Booth, CFA and James Keenan, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the High Yield Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Kevin J. Booth, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 2006; Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers, L.P. (“MLIM”) in 2006; Director of MLIM from 1998 to 2006.
James Keenan, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 2004; Senior high yield trader at Columbia Management Group from 2003 to 2004.

Low Duration Fund

The Low Duration Fund is managed by a team of financial professionals. Stuart Spodek, Curtis Arledge and Thomas F. Musmanno, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the Low Duration Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stuart Spodek	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 2002.
Curtis Arledge	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008
Thomas F. Musmanno, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Director of BlackRock, Inc. since 2006; Director of MLIM from 2004 to 2006; Vice President of MLIM from 1996 to 2004

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Total Return II Fund

The Total Return II Fund is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Total Return II Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Amero	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1999	Vice Chairman of BlackRock since 2007; Global Chief Investment Officer for Fixed Income; Managing Director of BlackRock since 1990
Curtis Arledge	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	(See above)
Matthew Marra	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 2006; Director of BlackRock from 2002 to 2006
Andrew J. Phillips	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	(See above.)

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with a Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt

53

or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Funds’ Boards of Trustees, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses, Investor A Shares will have a higher net asset value than Investor B, Investor C or Class R Shares, and Class R Shares will have a higher net asset value than Investor B or Investor C Shares. Also, dividends paid on Investor A, Institutional and Class R Shares will generally be higher than dividends paid on Investor B and Investor C Shares because Investor A, Institutional and Class R Shares have lower expenses.

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Funds’ Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Funds’ Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by a Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

A Fund may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by a Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

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Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Funds make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a Fund are paid within 10 days after the end of each month. The Funds’ Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a Fund at least annually at a date determined by the Funds’ Board of Trustees. A Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

Your distributions will be reinvested at net asset value in new shares of the same class of the Funds unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from a Fund whether you receive them in cash or additional shares.

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

When you sell your shares of a Fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a Fund is invested in non-U.S. securities, a Fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Certain states may exempt from state income taxation all or a portion of the income dividends paid by the Government Income Fund. This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Fund.

55

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

Financial Highlights of BlackRock Government Income Portfolio

	Institutional
	Year Ended September 30, 2008	Period October 2, 2006[1] - September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.33	$10.73
Net investment income[2]	0.50	0.53
Net realized and unrealized loss	(0.16)	(0.42)
Net increase from investment operations	0.34	0.11
Dividends and distributions from:
Net investment income	(0.52)	(0.51)
Tax return of capital	—	—
Net realized gain	—	—
Total dividends and distributions	(0.52)	(0.51)
Net asset value, end of period	$10.15	$10.33
Total Investment Return
Based on net asset value	3.24%	1.05%[3]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense and excise tax	0.70%	0.67%[4]
Total expenses after waivers, reimbursement and fees paid indirectly	1.16%	0.94%[4]
Total expenses	1.50%	1.12%[4]
Net investment income	4.76%	5.00%[4]
Supplemental Data
Net assets, end of period (000)	$168,551	$272,012
Portfolio turnover	5,424%[5]	1,659%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 3,875%.

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Financial Highlights of BlackRock Government Income Portfolio (continued)

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.34	$10.75	$10.91	$11.18	$11.33
Net investment income[1]	0.48	0.50	0.45	0.43	0.40
Net realized and unrealized loss	(0.17)	(0.42)	(0.19)	(0.21)	(0.03)
Net increase from investment operations	0.31	0.08	0.26	0.22	0.37
Dividends and distributions from:
Net investment income	(0.50)	(0.49)	(0.42)	(0.47)	(0.36)
Tax return of capital	—	—	—	(0.02)	—
Net realized gain	—	—	—	—	(0.16)
Total dividends and distributions	(0.50)	(0.49)	(0.42)	(0.49)	(0.52)
Net asset value, end of year	$10.15	$10.34	$10.75	$10.91	$11.18
Total Investment Return
Based on net asset value[2]	2.92%	0.73%	2.52%	2.01%	3.34%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense and excise tax	0.92%	0.92%	0.89%	0.86%	0.98%
Total expenses after waivers, reimbursement and fees paid indirectly	1.49%	1.20%	0.89%	0.86%	0.98%
Total expenses	1.69%	1.40%	1.20%	1.26%	1.38%
Net investment income	4.51%	4.75%	4.22%	3.92%	3.63%
Supplemental Data
Net assets, end of year (000)	$773,275	$928,828	$310,258	$247,380	$126,332
Portfolio turnover	5,424%[3]	1,659%	551%	662%	345%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effects of sales charges.
[3]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 3,875%.

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Financial Highlights of BlackRock Government Income Portfolio (continued)

	Investor B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.34	$10.75	$10.91	$11.18	$11.33
Net investment income[1]	0.39	0.42	0.36	0.35	0.31
Net realized and unrealized loss	(0.16)	(0.42)	(0.18)	(0.21)	(0.03)
Net increase from investment operations	0.23	—	0.18	0.14	0.28
Dividends and distributions from:
Net investment income	(0.42)	(0.41)	(0.34)	(0.39)	(0.27)
Tax return of capital	—	—	—	(0.02)	—
Net realized gain	—	—	—	—	(0.16)
Total dividends and distributions	(0.42)	(0.41)	(0.34)	(0.41)	(0.43)
Net asset value, end of year	$10.15	$10.34	$10.75	$10.91	$11.18
Total Investment Return
Based on net asset value[2]	2.09%	(0.04)%	1.67%	1.25%	2.57%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense and excise tax	1.72%	1.68%	1.72%	1.61%	1.73%
Total expenses after waivers, reimbursement and fees paid indirectly	2.31%	1.92%	1.72%	1.61%	1.73%
Total expenses	2.51%	2.09%	1.94%	1.90%	2.03%
Net investment income	3.74%	3.99%	3.37%	3.20%	2.81%
Supplemental Data
Net assets, end of year (000)	$21,196	$24,133	$32,098	$42,479	$44,786
Portfolio turnover	5,424%[3]	1,659%	551%	662%	345%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effects of sales charges.
[3]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 3,875%.

58

Financial Highlights of BlackRock Government Income Portfolio (concluded)

	Investor C					R
	Year Ended September 30,					Year Ended September 30, 2008	Period October 2, 2006[1] - September 30, 2007
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.33	$10.73	$10.89	$11.16	$11.31	$10.33	$10.74
Net investment income[2]	0.38	0.42	0.37	0.35	0.31	0.44	0.47
Net realized and unrealized loss	(0.16)	(0.41)	(0.19)	(0.21)	(0.03)	(0.15)	(0.42)
Net increase from investment operations	0.22	0.01	0.18	0.14	0.28	0.29	0.05
Dividends and distributions from:
Net investment income	(0.41)	(0.41)	(0.34)	(0.39)	(0.27)	(0.47)	(0.46)
Tax return of capital	—	—	—	(0.02)	—	—	—
Net realized gain	—	—	—	—	(0.16)	—	—
Total dividends and distributions	(0.41)	(0.41)	(0.34)	(0.41)	(0.43)	(0.47)	(0.46)
Net asset value, end of period	$10.14	$10.33	$10.73	$10.89	$11.16	$10.15	$10.33
Total Investment Return
Based on net asset value	2.01%[3]	0.05%[3]	1.76%[3]	1.25%[3]	2.57%[3]	2.71%	0.41%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense and excise tax	1.80%	1.68%	1.63%	1.61%	1.73%	1.21%	1.21%[5]
Total expenses after waivers, reimbursement and fees paid indirectly	2.42%	1.95%	1.63%	1.61%	1.73%	1.80%	1.51%[5]
Total expenses	2.65%	2.13%	1.85%	1.90%	2.03%	2.14%	1.86%[5]
Net investment income	3.70%	4.01%	3.48%	3.19%	2.81%	4.21%	4.51%[5]
Supplemental Data
Net assets, end of period (000)	$56,398	$36,207	$34,062	$31,840	$26,036	$60,997	$48,025
Portfolio turnover	5,424%[6]	1,659%	551%	662%	345%	5,424%[6]	1,659%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 3,875%.

59

Financial Highlights of BlackRock High Yield Bond Portfolio

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$7.98	$7.92	$8.09	$8.14	$7.74
Net investment income[1]	0.62	0.62	0.58	0.63	0.61
Net realized and unrealized gain (loss)	(1.35)	0.05	(0.01)	0.04	0.37
Net increase (decrease) from investment operations	(0.73)	0.67	0.57	0.67	0.98
Dividends and distributions from:
Net investment income	(0.64)	(0.61)	(0.60)	(0.58)	(0.58)
Net realized gain	—	—	(0.14)	(0.14)	—
Total dividends and distributions	(0.64)	(0.61)	(0.74)	(0.72)	(0.58)
Redemption fees added to paid-in capital[2]	—	—	—	—	—
Net asset value, end of year	$6.61	$7.98	$7.92	$8.09	$8.14
Total Investment Return
Based on net asset value[3]	(9.66)%	8.59%	7.57%	8.53%	13.03%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.61%	0.61%	0.63%	0.70%	0.70%
Total expenses after waivers, reimbursement and fees paid indirectly	0.64%	0.66%	0.64%	0.70%	0.70%
Total expenses	0.71%	0.73%	0.76%	0.89%	0.85%
Net investment income	8.31%	7.68%	7.35%	7.75%	7.63%
Supplemental Data
Net assets, end of year (000)	$341,461	$372,129	$174,190	$165,805	$162,166
Portfolio turnover	65%	69%	105%	129%	172%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

60

Financial Highlights of BlackRock High Yield Bond Portfolio (continued)

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$7.98	$7.92	$8.09	$8.14	$7.73
Net investment income[1]	0.59	0.59	0.55	0.60	0.58
Net realized and unrealized gain (loss)	(1.34)	0.05	0.00 [2]	0.05	0.38
Net increase (decrease) from investment operations	(0.75)	0.64	0.55	0.65	0.96
Dividends and distributions from:
Net investment income	(0.62)	(0.58)	(0.58)	(0.56)	(0.55)
Net realized gain	—	—	(0.14)	(0.14)	—
Total dividends and distributions	(0.62)	(0.58)	(0.72)	(0.70)	(0.55)
Redemption fees added to paid-in capital[2]	—	—	—	—	—
Net asset value, end of year	$6.61	$7.98	$7.92	$8.09	$8.14
Total Investment Return
Based on net asset value[3,4]	(9.98)%	8.22%	7.22%	8.24%	12.70%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.96%	0.96%	0.96%	0.96%	1.09%
Total expenses after waivers, reimbursement and fees paid indirectly	0.99%	1.01%	0.96%	0.96%	1.10%
Total expenses	1.25%	1.24%	1.24%	1.25%	1.34%
Net investment income	7.95%	7.32%	6.98%	7.41%	7.29%
Supplemental Data
Net assets, end of year (000)	$592,845	$586,748	$423,297	$262,920	$72,806
Portfolio turnover	65%	69%	105%	129%	172%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[4]	Total investment returns exclude the effects of sales charges.

61

Financial Highlights of BlackRock High Yield Bond Portfolio (continued)

	Investor B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$7.98	$7.92	$8.09	$8.14	$7.73
Net investment income[1]	0.54	0.54	0.50	0.55	0.52
Net realized and unrealized gain (loss)	(1.35)	0.04	(0.01)	0.04	0.38
Net increase (decrease) from investment operations	(0.81)	0.58	0.49	0.59	0.90
Dividends and distributions from:
Net investment income	(0.56)	(0.52)	(0.52)	(0.50)	(0.49)
Net realized gain	—	—	(0.14)	(0.14)	—
Total dividends and distributions	(0.56)	(0.52)	(0.66)	(0.64)	(0.49)
Redemption fees added to paid-in capital[2]	—	—	—	—	—
Net asset value, end of year	$6.61	$7.98	$7.92	$8.09	$8.14
Total Investment Return
Based on net asset value[3,4]	(10.66)%	7.44%	6.43%	7.44%	11.87%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.70%	1.69%	1.71%	1.71%	1.84%
Total expenses after waivers, reimbursement and fees paid indirectly	1.74%	1.74%	1.71%	1.71%	1.85%
Total expenses	1.85%	1.84%	1.89%	1.89%	1.99%
Net investment income	7.23%	6.61%	6.31%	6.74%	6.49%
Supplemental Data
Net assets, end of year (000)	$38,234	$66,014	$87,651	$110,420	$92,243
Portfolio turnover	65%	69%	105%	129%	172%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

62

Financial Highlights of BlackRock High Yield Bond Portfolio (continued)

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$7.98	$7.93	$8.10	$8.15	$7.74
Net investment income[1]	0.54	0.53	0.50	0.55	0.52
Net realized and unrealized gain (loss)	(1.34)	0.04	(0.01)	0.04	0.38
Net increase (decrease) from investment operations	(0.80)	0.57	0.49	0.59	0.90
Dividends and distributions from:
Net investment income	(0.56)	(0.52)	(0.52)	(0.50)	(0.49)
Net realized gain	—	—	(0.14)	(0.14)	—
Total dividends and distributions	(0.56)	(0.52)	(0.66)	(0.64)	(0.49)
Redemption fees added to paid-in capital[2]	—	—	—	—	—
Net asset value, end of year	$6.62	$7.98	$7.93	$8.10	$8.15
Total Investment Return
Based on net asset value[3,4]	(10.53)%	7.29%	6.42%	7.44%	11.86%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.71%	1.68%	1.71%	1.72%	1.85%
Total expenses after waivers, reimbursement and fees paid indirectly	1.74%	1.73%	1.71%	1.72%	1.85%
Total expenses	1.85%	1.81%	1.86%	1.89%	1.99%
Net investment income	7.19%	6.59%	6.28%	6.77%	6.50%
Supplemental Data
Net assets, end of year (000)	$60,524	$70,573	$51,917	$49,939	$61,983
Portfolio turnover	65%	69%	105%	129%	172%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

63

Financial Highlights of BlackRock High Yield Bond Portfolio (concluded)

	R
	Year Ended September 30, 2008	Period October 2, 2006[1] - September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$7.98	$7.92
Net investment income[2]	0.58	0.58
Net realized and unrealized gain (loss)	(1.35)	0.04
Net increase (decrease) from investment operations	(0.77)	0.62
Dividends and distributions from:
Net investment income	(0.60)	(0.56)
Net realized gain	—	—
Total dividends and distributions	(0.60)	(0.56)
Redemption fees added to paid-in capital[3]	—	—
Net asset value, end of period	$6.61	$7.98
Total Investment Return
Based on net asset value[4]	(10.17)%	7.95%[5]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.17%	1.17%[6]
Total expenses after waivers, reimbursement and fees paid indirectly	1.20%	1.22%[6]
Total expenses	1.69%	1.55%[6]
Net investment income	7.75%	7.16%[6]
Supplemental Data
Net assets, end of period (000)	$9,159	$7,189
Portfolio turnover	65%	69%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.005 per share.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Annualized.

64

Financial Highlights of BlackRock Low Duration Bond Portfolio

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.96	$9.87	$9.93	$10.09	$10.23
Net investment income[1]	0.47	0.44	0.38	0.31	0.21
Net realized and unrealized gain (loss)	(0.63)	0.09	(0.04)	(0.17)	(0.11)
Net increase (decrease) from investment operations	(0.16)	0.53	0.34	0.14	0.10
Dividends and distributions from:
Net investment income	(0.46)	(0.44)	(0.40)	(0.30)	(0.20)
Net realized gain	—	—	—	—	(0.04)
Total dividends and distributions	(0.46)	(0.44)	(0.40)	(0.30)	(0.24)
Redemption fees added to paid-in capital	—	—	—	0.00 [2]	—
Net asset value, end of year	$9.34	$9.96	$9.87	$9.93	$10.09
Total Investment Return
Based on net asset value	(1.73)%	5.50%	3.51%	1.43%[3]	1.03%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.45%	0.44%	0.49%	0.55%	0.55%
Total expenses after waivers, reimbursement and fees paid indirectly	0.47%	0.44%	0.50%	0.55%	0.55%
Total expenses	0.78%	0.67%	0.73%	0.80%	0.78%
Net investment income	4.74%	4.46%	3.88%	3.07%	2.09%
Supplemental Data
Net assets, end of year (000)	$345,204	$223,922	$218,192	$378,712	$477,622
Portfolio turnover	149%[4]	148%	72%	127%	216%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[4]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

65

Financial Highlights of BlackRock Low Duration Bond Portfolio (continued)

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.96	$9.87	$9.93	$10.10	$10.24
Net investment income[1]	0.43	0.41	0.35	0.28	0.18
Net realized and unrealized gain (loss)	(0.63)	0.09	(0.04)	(0.17)	(0.12)
Net increase (decrease) from investment operations	(0.20)	0.50	0.31	0.11	0.06
Dividends and distributions from:
Net investment income	(0.42)	(0.41)	(0.37)	(0.28)	(0.16)
Net realized gain	—	—	—	—	(0.04)
Total dividends and distributions	(0.42)	(0.41)	(0.37)	(0.28)	(0.20)
Redemption fees added to paid-in capital	—	—	—	0.00 [2]	—
Net asset value, end of year	$9.34	$9.96	$9.87	$9.93	$10.10
Total Investment Return
Based on net asset value[3]	(2.08)%	5.15%	3.18%	1.07%[4]	0.69%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.81%	0.78%	0.81%	0.81%	0.88%
Total expenses after waivers, reimbursement and fees paid indirectly	0.83%	0.78%	0.82%	0.81%	0.88%
Total expenses	1.10%	1.06%	1.19%	1.15%	1.27%
Net investment income	4.38%	4.14%	3.58%	2.81%	1.74%
Supplemental Data
Net assets, end of year (000)	$78,813	$72,651	$72,077	$75,652	$87,317
Portfolio turnover	149%[5]	148%	72%	127%	216%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

66

Financial Highlights of BlackRock Low Duration Bond Portfolio (continued)

	Investor B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.96	$9.87	$9.93	$10.09	$10.23
Net investment income[1]	0.36	0.34	0.28	0.21	0.10
Net realized and unrealized gain (loss)	(0.63)	0.09	(0.05)	(0.17)	(0.11)
Net increase (decrease) from investment operations	(0.27)	0.43	0.23	0.04	(0.01)
Dividends and distributions from:
Net investment income	(0.35)	(0.34)	(0.29)	(0.20)	(0.09)
Net realized gain	—	—	—	—	(0.04)
Total dividends and distributions	(0.35)	(0.34)	(0.29)	(0.20)	(0.13)
Redemption fees added to paid-in capital	—	—	—	0.00 [2]	—
Net asset value, end of year	$9.34	$9.96	$9.87	$9.93	$10.09
Total Investment Return
Based on net asset value[3]	(2.81)%	4.41%	2.41%	0.41%[4]	(0.06)%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.56%	1.49%	1.56%	1.56%	1.63%
Total expenses after waivers, reimbursement and fees paid indirectly	1.58%	1.49%	1.57%	1.56%	1.63%
Total expenses	1.84%	1.78%	1.86%	1.81%	1.92%
Net investment income	3.65%	3.42%	2.83%	2.06%	1.00%
Supplemental Data
Net assets, end of year (000)	$15,451	$22,288	$31,938	$45,942	$66,253
Portfolio turnover	149%[5]	148%	72%	127%	216%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

67

Financial Highlights of BlackRock Low Duration Bond Portfolio (concluded)

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.95	$9.87	$9.93	$10.09	$10.23
Net investment income[1]	0.36	0.34	0.28	0.21	0.10
Net realized and unrealized gain (loss)	(0.62)	0.08	(0.05)	(0.17)	(0.11)
Net increase (decrease) from investment operations	(0.26)	0.42	0.23	0.04	(0.01)
Dividends and distributions from:
Net investment income	(0.35)	(0.34)	(0.29)	(0.20)	(0.09)
Net realized gain	—	—	—	—	(0.04)
Total dividends and distributions	(0.35)	(0.34)	(0.29)	(0.20)	(0.13)
Redemption fees added to paid-in capital	—	—	—	0.00 [2]	—
Net asset value, end of year	$9.34	$9.95	$9.87	$9.93	$10.09
Total Investment Return
Based on net asset value[3]	(2.71)%	4.30%	2.42%	0.41%[4]	(0.06)%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.55%	1.49%	1.56%	1.57%	1.63%
Total expenses after waivers, reimbursement and fees paid indirectly	1.57%	1.49%	1.57%	1.57%	1.63%
Total expenses	1.81%	1.75%	1.84%	1.81%	1.93%
Net investment income	3.65%	3.42%	2.84%	2.06%	0.98%
Supplemental Data
Net assets, end of year (000)	$45,461	$38,222	$50,065	$72,085	$124,548
Portfolio turnover	149%[5]	148%	72%	127%	216%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

68

Financial Highlights of BlackRock Total Return Portfolio II

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.45	$9.49	$9.62	$9.74	$10.01
Net investment income[1]	0.48	0.44	0.42	0.39	0.39
Net realized and unrealized loss	(0.85)	(0.05)	(0.08)	(0.12)	(0.04)
Net increase (decrease) from investment operations	(0.37)	0.39	0.34	0.27	0.35
Dividends and distributions from:
Net investment income	(0.46)	(0.43)	(0.42)	(0.37)	(0.37)
Net realized gain	—	—	(0.05)	(0.02)	(0.25)
Total dividends and distributions	(0.46)	(0.43)	(0.47)	(0.39)	(0.62)
Net asset value, end of year	$8.62	$9.45	$9.49	$9.62	$9.74
Total Investment Return
Based on net asset value	(4.17)%	4.26%	3.66%	2.81%	3.68%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.49%	0.48%	0.47%	0.55%	0.55%
Total expenses after waivers, reimbursement and fees paid indirectly	0.95%	0.52%	0.47%	0.55%	0.55%
Total expenses	1.12%	0.70%	0.66%	0.77%	0.76%
Net investment income	5.10%	4.67%	4.46%	4.00%	3.97%
Supplemental Data
Net assets, end of year (000)	$995,813	$1,210,031	$773,866	$614,700	$697,687
Portfolio turnover	1,007%[2]	324%	197%	351%	360%
[1]	Based on average shares outstanding.
[2]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 218%.

69

Financial Highlights of BlackRock Total Return Portfolio II (continued)

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.46	$9.50	$9.63	$9.75	$10.01
Net investment income[1]	0.45	0.41	0.39	0.36	0.35
Net realized and unrealized loss	(0.86)	(0.05)	(0.08)	(0.11)	(0.02)
Net increase (decrease) from investment operations	(0.41)	0.36	0.31	0.25	0.33
Dividends and distributions from:
Net investment income	(0.43)	(0.40)	(0.39)	(0.35)	(0.34)
Net realized gain	—	—	(0.05)	(0.02)	(0.25)
Total dividends and distributions	(0.43)	(0.40)	(0.44)	(0.37)	(0.59)
Net asset value, end of year	$8.62	$9.46	$9.50	$9.63	$9.75
Total Investment Return
Based on net asset value[2]	(4.58)%	3.91%	3.32%	2.54%	3.44%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.81%	0.81%	0.81%	0.81%	0.88%
Total expenses after waivers, reimbursement and fees paid indirectly	1.27%	0.85%	0.81%	0.81%	0.88%
Total expenses	1.45%	1.08%	1.11%	1.13%	1.23%
Net investment income	4.78%	4.34%	4.11%	3.72%	3.65%
Supplemental Data
Net assets, end of year (000)	$220,122	$236,934	$236,621	$214,196	$132,561
Portfolio turnover	1,007%[3]	324%	197%	351%	360%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effects of sales charges.
[3]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 218%.

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Financial Highlights of BlackRock Total Return Portfolio II (continued)

	Investor B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.46	$9.49	$9.62	$9.75	$10.01
Net investment income[1]	0.37	0.34	0.31	0.29	0.28
Net realized and unrealized loss	(0.85)	(0.04)	(0.08)	(0.13)	(0.02)
Net increase (decrease) from investment operations	(0.48)	0.30	0.23	0.16	0.26
Dividends and distributions from:
Net investment income	(0.36)	(0.33)	(0.31)	(0.27)	(0.27)
Net realized gain	—	—	(0.05)	(0.02)	(0.25)
Total dividends and distributions	(0.36)	(0.33)	(0.36)	(0.29)	(0.52)
Net asset value, end of year	$8.62	$9.46	$9.49	$9.62	$9.75
Total Investment Return
Based on net asset value[2]	(5.34)%	3.21%	2.49%	1.67%	2.66%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.61%	1.59%	1.62%	1.56%	1.63%
Total expenses after waivers, reimbursement and fees paid indirectly	2.09%	1.63%	1.62%	1.56%	1.63%
Total expenses	2.26%	1.81%	1.81%	1.78%	1.88%
Net investment income	3.98%	3.57%	3.31%	2.97%	2.88%
Supplemental Data
Net assets, end of year (000)	$22,500	$30,054	$38,797	$49,389	$56,758
Portfolio turnover	1,007%[3]	324%	197%	351%	360%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effects of sales charges.
[3]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 218%.

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Financial Highlights of BlackRock Total Return Portfolio II (continued)

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.42	$9.50	$9.63	$9.75	$10.02
Net investment income[1]	0.38	0.34	0.31	0.29	0.28
Net realized and unrealized loss	(0.85)	(0.09)	(0.07)	(0.12)	(0.03)
Net increase (decrease) from investment operations	(0.47)	0.25	0.24	0.17	0.25
Dividends and distributions from:
Net investment income	(0.36)	(0.33)	(0.32)	(0.27)	(0.27)
Net realized gain	—	—	(0.05)	(0.02)	(0.25)
Total dividends and distributions	(0.36)	(0.33)	(0.37)	(0.29)	(0.52)
Net asset value, end of year	$8.59	$9.42	$9.50	$9.63	$9.75
Total Investment Return
Based on net asset value[2]	(5.22)%	2.71%	2.52%	1.77%	2.56%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.57%	1.54%	1.59%	1.56%	1.62%
Total expenses after waivers, reimbursement and fees paid indirectly	2.02%	1.58%	1.59%	1.56%	1.62%
Total expenses	2.19%	1.76%	1.78%	1.78%	1.87%
Net investment income	4.04%	3.61%	3.33%	2.93%	2.89%
Supplemental Data
Net assets, end of year (000)	$88,763	$78,995	$63,223	$73,954	$85,717
Portfolio turnover	1,007%[3]	324%	197%	351%	360%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effects of sales charges.
[3]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 218%.

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Financial Highlights of BlackRock Total Return Portfolio II (concluded)

	R
	Year Ended September 30, 2008	Period October 2, 2006[1] - September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$9.47	$9.51
Net investment income[2]	0.43	0.38
Net realized and unrealized loss	(0.86)	(0.05)
Net increase (decrease) from investment operations	(0.43)	0.33
Dividends and distributions from:
Net investment income	(0.41)	(0.37)
Net realized gain	—	—
Total dividends and distributions	(0.41)	(0.37)
Net asset value, end of period	$8.63	$9.47
Total Investment Return
Based on net asset value[3]	(4.82)%	3.59%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.02%	1.10%[5]
Total expenses after waivers, reimbursement and fees paid indirectly	1.48%	1.14%[5]
Total expenses	1.74%	1.40%[5]
Net investment income	4.60%	4.08%[5]
Supplemental Data
Net assets, end of period (000)	$169	$23
Portfolio turnover	1,007%[6]	324%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 218%.

73

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery

■	Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800)-441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

75

Glossary

Glossary of Investment Terms

Asset-Backed Securities — bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans — a Fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. A Fund considers such investments to be debt securities.

Barclays Capital Mortgage-Backed Securities Index — an index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Barclays Capital U.S. Aggregate Index — an unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index — an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Bonds — debt obligations such U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO) — a Fund may invest in collateralized bond obligations which are securities backed by a diversified pool of high yield securities.

Collateralized Mortgage Obligations (CMO) — bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS) — bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps — in entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — a dollar roll transaction involves a sale by a Fund of a mortgage-backed or other security concurrently with an agreement by a Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration — a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Securities — sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity — the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

76

Merrill Lynch 1-3 Year Treasury Index — an unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Merrill Lynch 10-Year Treasury Index — a one-security index consisting of the current “on-the-run” 10-year issue.

Mezzanine Investments — these are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities — asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Total Return — a way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which a Fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund (paid directly by a shareholder).

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor Class and Institutional Shares of BlackRock Funds that you agree to buy within a 13-month period. Certain restrictions apply.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Right of Accumulation — permits you to pay the sales charge that would apply to the current value of all qualifying Investor Class and Institutional Shares taken together that you own in BlackRock Funds.

77

For More Information

Funds and Service Providers

THE FUNDS

BlackRock Funds II

BlackRock Government Income Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Total Return Portfolio II

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISERS

BlackRock Financial Management, Inc.

40 East 52nd Street

New York, New York 10022

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.

Bellevue Corporate Center

301 Bellevue Parkway

Wilmington, DE 19809

DISTRIBUTOR

BlackRock Investments, Inc.

40 East 52nd Street

New York, New York 10022

CUSTODIANS

PFPC Trust Company

8800 Tinicum Boulevard

Philadelphia, PA 19153

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected each Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 28, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with each Fund’s annual and semi-annual reports, by calling (800)-441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800)-441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800)-441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-BD4-0109

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Enhanced Income Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Bond Portfolio II

BlackRock Intermediate Government Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Managed Income Portfolio

Investor and Institutional Shares

Prospectus January 28, 2009

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-441-7762 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

Funds Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About the Funds	4
	Enhanced Income Portfolio	4
	GNMA Portfolio	9
	Inflation Protected Bond Portfolio	13
	Intermediate Bond Portfolio II	18
	Intermediate Government Bond Portfolio	23
	Long Duration Bond Portfolio	28
	Managed Income Portfolio	32

Details About the Funds	How Each Fund Invests	38
	Investment Risks	43

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and Distribution and other payments
	How to Choose the Share Class that Best Suits Your Needs	48
	Details about the Share Classes	51
	How to Buy, Sell, Exchange and Transfer Shares	55
	Account Services and Privileges	61
	Funds’ Rights	62
	Participation in Fee-Based Programs	62
	Short-Term Trading Policy	63
	Redemption Fee	63
	Distribution and Service Payments	64

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	66
	Portfolio Manager Information	68
	Conflicts of Interest	70
	Valuation of Fund Investments	71
	Dividends, Distributions and Taxes	72

Financial Highlights	Financial Performance of the Funds	73

General Information	Shareholder Documents	96
	Certain Fund Policies	96
	Statement of Additional Information	97

Glossary	Glossary of Investment Terms	98

For More Information	Fund and Service Providers	Inside Back Cover

Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about seven funds of BlackRock Funds II: BlackRock Enhanced Income Portfolio, BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Intermediate Bond Portfolio II, BlackRock Intermediate Government Bond Portfolio, BlackRock Long Duration Bond Portfolio and BlackRock Managed Income Portfolio (each, a “Fund” and collectively the “Funds”). Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to a Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold are defined in the Glossary.

Key Facts About BlackRock Enhanced Income Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Enhanced Income Portfolio (“Enhanced Income Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund invests primarily in bonds diversified among several categories. The Fund’s dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (CMOs), asset-backed securities, corporate bonds and non-U.S. Government securities. The Fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch. The Fund may invest in unrated notes, paper and other instruments that are determined by the Fund management team to be of comparable quality to the instruments described above. Securities are purchased for the Fund when the management team determines that they have the potential for above-average total return.

The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. The Fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

Main Risks of Investing in a Fund:

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

4

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

5

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Enhanced Income Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

6

Risk/Return Information

The chart and table shown below give you a picture of the Enhanced Income Portfolio’s long-term performance for Investor A Shares (in the chart) and for Investor A and Institutional Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Citigroup 1-Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

Enhanced Income Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.42% (quarter ended September 30, 2006) and the lowest return for a quarter was –5.89% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	Since Inception[2]
Enhanced Income Portfolio — Investor A
Return Before Taxes[1]	-13.79%	-1.17%
Return After Taxes on Distributions[1]	-14.96%	-2.32%
Return After Taxes on Distributions and Sale of Shares[1]	-8.90%	-1.60%
Enhanced Income Portfolio — Institutional
Return Before Taxes[1]	-10.84%	-0.08%
Citigroup 1-Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	4.81%	3.62%
[1]	Includes all applicable fees and sales charges.
[2]	Fund inception date is March 4, 2004.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Institutional Shares will vary.

7

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A and Institutional Shares of the Enhanced Income Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	3.00%[1]	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Institutional Shares
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.66%	0.56%
Interest Expense	—%	0.03%
Acquired Fund Fees and Expenses[3]	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	1.32%	1.00%
Fee Waivers and Expense Reimbursements[4]	(0.51)%	(0.56)%
Net Annual Fund Operating Expenses[4]	0.81%	0.44%
[1]

Reduced front-end sales charges may be available (see the section “Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

[2]

A contingent deferred sales charge (“CDSC”) of 0.15% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include the Acquired Fund Fees and Expenses.

[4]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.80% (for Investor A Shares) and 0.40% (for Institutional Shares) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.60% (for Investor A Shares) and 0.32% (for Institutional Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Enhanced Income Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$380	$657	$954	$1,799
Institutional Shares	$45	$263	$498	$1,174
[1]	Reflects imposition of sales charge.

8

Key Facts About BlackRock GNMA Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock GNMA Portfolio (“GNMA Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund normally invests at least 80% of its assets in Government National Mortgage Association (GNMA) securities. The Fund invests primarily in securities issued by the GNMA as well as other U.S. Government securities in the five to ten year maturity range. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. The Fund measures its performance against the Barclays Capital GNMA MBS Index (the benchmark).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

9

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The GNMA Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

10

Risk/Return Information

The chart and table shown below give you a picture of the GNMA Portfolio’s long-term performance for Investor A Shares (in the chart) and for Investor A, Investor B, Investor C and Institutional Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

GNMA Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.59% (quarter ended September 30, 2001) and the lowest return for a quarter was –1.26% (quarter ended June 30, 1999).

As of 12/31/08	1 Year	5 Years	10 Years
GNMA Portfolio — Investor A
Return Before Taxes[1]	3.98%	4.00%	5.15%
Return After Taxes on Distributions[1]	2.43%	2.36%	3.08%
Return After Taxes on Distributions and Sale of Shares[1]	2.55%	2.43%	3.11%
GNMA Portfolio — Investor B
Return Before Taxes[1]	3.03%	3.73%	5.01%
GNMA Portfolio — Investor C
Return Before Taxes[1]	6.58%	4.12%	4.77%
GNMA Portfolio — Institutional
Return Before Taxes[1]	8.87%	5.26%	5.99%
Barclays Capital GNMA MBS Index[2] (Reflects no deduction for fees, expenses or taxes)	7.87%	5.39%	5.94%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers GNMA MBS Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

11

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the GNMA Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	4.50%[3]	1.00%[4]	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.33%	0.38%	0.34%	0.33%
Interest Expenses	0.08%	0.10%	0.09%	0.09%
Acquired Fund Fees and Expenses[5]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[5]	1.23%	2.05%	2.00%	0.99%
Fee Waivers and Expense Reimbursements[6]	(0.06)%	(0.11)%	(0.07)%	(0.28)%
Net Annual Fund Operating Expenses[6]	1.17%	1.94%	1.93%	0.71%
[1]

Reduced front-end sales charges may be available (see the section “Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

[2]

A contingent deferred sales charge (“CDSC”) of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about Classes — Investor B Shares” for the complete schedule of CDSCs.) As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment. Investor B Shares automatically convert to Investor A Shares approximately seven years after you buy them and will no longer be subject to distribution fees.

[4]	There is no CDSC on Investor C Shares after one year.
[5]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[6]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.07% (for Investor A Shares), 1.82% (for Investor B and C Shares) and 0.60% (for Institutional Shares) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. In addition, BlackRock has also agreed to voluntarily waive or reimburse fees or expenses such that Net Annual Fund Operating Expenses would not exceed 0.48% (for Institutional Shares) (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses). These voluntary waivers may be terminated at any time. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.81% (for Investor A Shares), 1.62% (for Investor B Shares) and 1.57% (for Investor C Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

12

Example:

This example is intended to help you compare the cost of investing in the GNMA Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$514	$769	$1,043	$1,824
Investor B Shares[2] Redemption	$647	$982	$1,293	$2,061	[3]
Investor B Shares No Redemption	$197	$632	$1,093	$2,061	[3]
Investor C Shares[2] Redemption	$296	$621	$1,071	$2,322
Investor C Shares No Redemption	$196	$621	$1,071	$2,322
Institutional Shares	$73	$287	$520	$1,188
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of CDSC.
[3]	Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Key Facts About BlackRock Inflation Protected Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Inflation Protected Bond Portfolio (“Inflation Protected Bond Portfolio”) is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.

The Fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real: U.S. TIPS Index (the benchmark).

The Fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The Fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. Non-investment grade bonds acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Fund may buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

13

■

Credit-Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Deflation Risk — Deflation risk is the possibility that prices throughout the economy decline over time — the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for a Fund.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Inflation Indexed Bond Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

14

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Non-Diversification Risk — The Fund is a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than may a diversified fund. Because the Fund may invest in a smaller number of issuers, the Fund is more exposed to developments affecting and the risks associated with individual issuers than a fund that invests more widely, which may have a greater impact on the Fund’s performance.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Inflation Protected Bond Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are willing to accept the risk of investing in a non-diversified portfolio

■	Are seeking income with the opportunity to maximize real return of capital

15

Risk/Return Information

The chart and table shown below give you a picture of the Inflation Protected Bond Portfolio’s long-term performance for Investor A Shares (in the chart) and for Investor A, Investor B, Investor C and Institutional Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital Global Real: U.S. TIPS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

Inflation Protected Bond Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.80% (quarter ended March 31, 2008) and the lowest return for a quarter was –3.76% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	Since Inception[3]
Inflation Protected Bond Portfolio — Investor A
Return Before Taxes[1]	-3.74%	4.28%
Return After Taxes on Distributions[1]	-5.65%	2.36%
Return After Taxes on Distributions and Sale of Shares[1]	-2.39%	2.55%
Inflation Protected Bond Portfolio — Investor B
Return Before Taxes[1]	-4.91%	4.11%
Inflation Protected Bond Portfolio — Investor C
Return Before Taxes[1]	-1.50%	4.57%
Inflation Protected Bond Portfolio — Institutional
Return Before Taxes[1]	0.42%	5.58%
Barclays Capital Global Real: U.S. TIPS Index[2] (Reflects no deduction for fees, expenses or taxes)	-2.35%	4.37%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers Global Real: U.S. TIPS Index.
[3]	Fund inception date is June 28, 2004.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

16

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the Inflation Protected Bond Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	4.50%[3]	1.00%[4]	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.31%	0.36%	0.31%	0.25%
Interest Expense	0.03%	0.03%	0.04%	0.04%
Acquired Fund Fees and Expenses[5]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[5]	1.00%	1.80%	1.76%	0.70%
Fee Waivers and Expense Reimbursements[6]	(0.11)%	(0.16)%	(0.11)%	(0.25)%
Net Annual Fund Operating Expenses[6]	0.89%	1.64%	1.65%	0.45%
[1]

Reduced front-end sales charges may be available (see the section “Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

[2]

A contingent deferred sales charge (“CDSC”) of 0.15% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about Classes — Investor B Shares” for the complete schedule of CDSCs.) As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment. Investor B Shares automatically convert to Investor A Shares approximately seven years after you buy them and will no longer be subject to distribution fees.

[4]	There is no CDSC on Investor C Shares after one year.
[5]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[6]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.85% (for Investor A Shares), 1.60% (for Investor B and C Shares) and 0.40% (for Institutional Shares) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. In addition, BlackRock has also agreed to voluntarily waive or reimburse fees or expenses such that Net Annual Fund Operating Expenses would not exceed 0.66% (for Investor A Shares), 1.42% (for Investor B Shares), 1.41% (for Investor C Shares) and 0.38% (for Institutional Shares) (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses). These voluntary waivers and reimbursements may be terminated at any time. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.63% (for Investor A Shares), 1.39% (for Investor C Shares), and 0.34% (for Institutional Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

17

Example:

This example is intended to help you compare the cost of investing in the Inflation Protected Bond Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$487	$695	$920	$1,566
Investor B Shares[2] Redemption	$617	$901	$1,160	$1,793	[3]
Investor B Shares No Redemption	$167	$551	$960	$1,793	[3]
Investor C Shares[2] Redemption	$268	$543	$944	$2,064
Investor C Shares No Redemption	$168	$543	$944	$2,064
Institutional Shares	$46	$199	$365	$847
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of CDSC.
[3]	Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Key Facts About BlackRock Intermediate Bond Portfolio II

What is the Fund’s investment objective?

The investment objective of the BlackRock Intermediate Bond Portfolio II (“Intermediate Bond Portfolio II”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund normally invests at least 80% of its assets in bonds. The Fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark). The Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the Fund management team to be of similar quality. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

The Fund evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

18

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

19

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Intermediate Bond Portfolio II may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

20

Risk/Return Information

The chart and table shown below give you a picture of the Intermediate Bond Portfolio II’s long-term performance for Investor A Shares (in the chart) and for Investor A, Investor B, Investor C and Institutional Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

Intermediate Bond Portfolio II

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.87% (quarter ended September 30, 2001) and the lowest return for a quarter was –4.12% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
Intermediate Bond Portfolio II — Investor A
Return Before Taxes[1]	-6.59%	1.39%	3.92%
Return After Taxes on Distributions[1]	-8.10%	0.01%	2.06%
Return After Taxes on Distributions and Sale of Shares[1]	-4.20%	0.41%	2.23%
Intermediate Bond Portfolio II — Investor B
Return Before Taxes[1]	-7.64%	1.08%	3.79%
Intermediate Bond Portfolio II — Investor C
Return Before Taxes[1]	-4.34%	1.47%	3.56%
Intermediate Bond Portfolio II — Institutional
Return Before Taxes[1]	-2.33%	2.59%	4.74%
Barclays Capital Intermediate Government/Credit Index[2] (Reflects no deduction for fees, expenses or taxes)	5.08%	4.21%	5.43%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers Intermediate Government/Credit Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

21

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the Intermediate Bond Portfolio II. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	4.50%[3]	1.00%[4]	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.34%	0.36%	0.30%	0.18%
Interest Expenses	0.18%	0.19%	0.18%	0.18%
Acquired Fund Fees and Expenses[5]	—%	—%	—%	—%
Total Annual Fund Operating Expenses	1.27%	2.05%	1.98%	0.86%
Fee Waivers and Expense Reimbursements[6]	(0.14)%	(0.16)%	(0.10)%	(0.08)%
Net Annual Fund Operating Expenses[6]	1.13%	1.89%	1.88%	0.78%
[1]

Reduced front-end sales charges may be available (see the section “Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

[2]

A contingent deferred sales charge (“CDSC”) of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about Classes — Investor B Shares” for the complete schedule of CDSCs.) As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment. Investor B Shares automatically convert to Investor A Shares approximately seven years after you buy them and will no longer be subject to distribution fees.

[4]	There is no CDSC on Investor C Shares after one year.
[5]	Acquired fund fees and expenses were less than 0.01% for the Fund’s last fiscal year.
[6]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.95% (for Investor A Shares), 1.70% (for Investor B and C Shares) and 0.60% (for Institutional Shares) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.88% (for Investor A Shares), 1.67% (for Investor B Shares), 1.61% (for Investor C Shares) and 0.49% (for Institutional Shares) (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

22

Example:

This example is intended to help you compare the cost of investing in the Intermediate Bond Portfolio II with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$511	$773	$1,056	$1,861
Investor B Shares[2] Redemption	$642	$977	$1,289	$2,072	[3]
Investor B Shares No Redemption	$192	$627	$1,089	$2,072	[3]
Investor C Shares[2] Redemption	$291	$612	$1,058	$2,298
Investor C Shares No Redemption	$191	$612	$1,058	$2,298
Institutional Shares	$80	$266	$469	$1,053
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of CDSC.
[3]	Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Key Facts About BlackRock Intermediate Government Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Intermediate Government Bond Portfolio (“Intermediate Government Bond Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. These include debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital Intermediate Government Index (the benchmark).

Securities purchased by the Fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

The Fund evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

The Fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

23

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

24

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Intermediate Government Bond Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

25

Risk/Return Information

The chart and table shown below give you a picture of the Intermediate Government Bond Portfolio’s long-term performance for Investor A Shares (in the chart) and for Investor A, Investor B, Investor C and Institutional Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

Intermediate Government Bond Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.04% (quarter ended September 30, 2001) and the lowest return for a quarter was –2.09% (quarter ended June 30, 2004).

As of 12/31/08	1 Year	5 Years	10 Years
Intermediate Government Bond Portfolio — Investor A
Return Before Taxes[1]	0.72%	2.87%	4.25%
Return After Taxes on Distributions[1]	-0.73%	1.62%	2.62%
Return After Taxes on Distributions and Sale of Shares[1]	0.49%	1.72%	2.62%
Intermediate Government Bond Portfolio — Investor B
Return Before Taxes[1]	-0.27%	2.59%	4.11%
Intermediate Government Bond Portfolio — Investor C
Return Before Taxes[1]	3.26%	2.95%	3.89%
Intermediate Government Bond Portfolio — Institutional
Return Before Taxes[1]	5.50%	4.18%	5.13%
Barclays Capital Intermediate Government Index[2] (Reflects no deduction for fees, expenses or taxes)	10.43%	5.29%	5.74%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers Intermediate Government Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

26

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the Intermediate Government Bond Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	4.50%[3]	1.00%[4]	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.32%	0.44%	0.35%	0.20%
Interest Expenses	0.18%	0.17%	0.19%	0.19%
Acquired Fund Fees and Expenses[5]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[5]	1.26%	2.12%	2.05%	0.90%
Fee Waivers and Expense Reimbursements[6]	—%	(0.12)%	(0.03)%	(0.10)%
Net Annual Fund Operating Expenses[6]	1.26%	2.00%	2.02%	0.80%
[1]

Reduced front-end sales charges may be available (see the section “Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

[2]

A contingent deferred sales charge (“CDSC”) of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about Classes — Investor B Shares” for the complete schedule of CDSCs.) As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment. Investor B Shares automatically convert to Investor A Shares approximately seven years after you buy them and will no longer be subject to distribution fees.

[4]	There is no CDSC on Investor C Shares after one year.
[5]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[6]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.07% (for Investor A Shares), 1.82% (for Investor B and C Shares) and 0.60% (for Institutional Shares) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 1.01% (for Investor A Shares), 1.81% (for Investor B Shares) and 1.79% (for Investor C Shares) (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

27

Example:

This example is intended to help you compare the cost of investing in the Intermediate Government Bond Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$523	$784	$1,064	$1,862
Investor B Shares[2] Redemption	$653	$1,002	$1,328	$2,120	[3]
Investor B Shares No Redemption	$203	$652	$1,128	$2,120	[3]
Investor C Shares[2] Redemption	$305	$640	$1,101	$2,377
Investor C Shares No Redemption	$205	$640	$1,101	$2,377
Institutional Shares	$82	$277	$489	$1,099
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of CDSC.
[3]	Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Key Facts About BlackRock Long Duration Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Long Duration Bond Portfolio (“Long Duration Bond Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Long Government/Credit Index (the benchmark).

Fund management evaluates sectors of the U.S. and non-U.S. bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The Fund may also invest in preferred stock.

The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-investment grade bonds acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. The Fund may invest in securities rated in the category C and above or determined by the management team to be of comparable quality.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

28

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

29

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Long Duration Bond Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

30

Risk/Return Information

The chart and table shown below give you a picture of the Long Duration Bond Portfolio’s long-term performance for Investor A Shares (in the chart) and for Investor A and Institutional Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital Long Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

Long Duration Bond Portfolio

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 14.93% (quarter ended December 31, 2008) and the lowest return for a quarter was –5.08% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	Since Inception[2]
Long Duration Bond Portfolio — Investor A
Return Before Taxes[1]	3.08%	3.62%
Return After Taxes on Distributions[1]	1.41%	1.94%
Return After Taxes on Distributions and Sale of Shares[1]	1.94%	2.09%
Long Duration Bond Portfolio — Institutional
Return Before Taxes[1]	7.75%	7.57%
Barclays Capital Long Government/Credit Index[3] (Reflects no deduction for fees, expenses or taxes)	8.44%	8.45%
[1]	Includes all applicable fees and sales charges.
[2]	Fund inception date is October 19, 2007.
[3]	Formerly Lehman Brothers Long Government/Credit Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Institutional Shares will vary.

31

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A and Institutional Shares of the Long Duration Bond Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%	[1]	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]		None
Redemption Fee	None		None
Exchange Fee	None		None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares		Institutional Shares
Management Fee	0.50%		0.50%
Distribution and/or Service (12b-1) Fees	0.25%		None
Other Expenses	0.43%		0.35%
Interest Expense	0.08%		0.11%
Acquired Fund Fees and Expenses[3]	0.02%		0.02%
Total Annual Fund Operating Expenses[3]	1.28%		0.98%
Fee Waivers and Expense Reimbursements[4]	(0.28)%		(0.30)%
Net Annual Fund Operating Expenses[4]	1.00%		0.68%
[1]

Reduced front-end sales charges may be available (see the section “Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

[2]

A contingent deferred sales charge (“CDSC”) of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[4]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.90% (for Investor A Shares) and 0.55% (for Institutional Shares) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.73% (for Investor A Shares) and 0.42% (for Institutional Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Long Duration Bond Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$498	$763	$1,048	$1,860
Institutional Shares	$69	$282	$512	$1,174
[1]	Reflects imposition of sales charge.

Key Facts About BlackRock Managed Income Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Managed Income Portfolio (“Managed Income Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital U.S. Aggregate Index (the benchmark).

32

Fund management evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, and corporate bonds.

The Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk.

The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

33

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

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Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

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Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

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U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Managed Income Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

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Risk/Return Information

The chart and table shown below give you a picture of the Managed Income Portfolio’s long-term performance for Investor A Shares (in the chart) and for Investor A, Investor B, Investor C and Institutional Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

Managed Income Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.86% (quarter ended September 30, 2001) and the lowest return for a quarter was –5.59% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
Managed Income Portfolio — Investor A
Return Before Taxes[1]	-10.91%	0.67%	3.41%
Return After Taxes on Distributions[1]	-12.48%	-0.88%	1.47%
Return After Taxes on Distributions and Sale of Shares[1]	-7.06%	-0.29%	1.76%
Managed Income Portfolio — Investor B
Return Before Taxes[1]	-11.86%	0.39%	3.29%
Managed Income Portfolio — Investor C
Return Before Taxes[1]	-8.91%	0.72%	2.96%
Managed Income Portfolio — Institutional
Return Before Taxes[1]	-6.89%	1.88%	4.27%
Barclays Capital U.S. Aggregate Index[2] (Reflects no deduction for fees, expenses or taxes)	5.24%	4.65%	5.63%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers U.S. Aggregate Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

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Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the Managed Income Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	4.50%[3]	1.00%[4]	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.26%	0.32%	0.35%	0.17%
Interest Expenses	0.44%	0.44%	0.43%	0.44%
Acquired Fund Fees and Expenses[5]	—%	—%	—%	—%
Total Annual Fund Operating Expenses	1.45%	2.26%	2.28%	1.11%
Fee Waivers and Expense Reimbursements[6]	—%	—%	—%	(0.02)%
Net Annual Fund Operating Expenses[6]	1.45%	2.26%	2.28%	1.09%
[1]

Reduced front-end sales charges may be available (see the section “Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

[2]

A contingent deferred sales charge (“CDSC”) of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about Classes — Investor B Shares” for the complete schedule of CDSCs.) As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment. Investor B Shares automatically convert to Investor A Shares approximately seven years after you buy them and will no longer be subject to distribution fees.

[4]	There is no CDSC on Investor C Shares after one year.
[5]	Acquired Fund Fees and Expenses were less than 0.01% for the Fund’s last fiscal year.
[6]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.12% (for Investor A Shares), 1.87% (for Investor B and C Shares) and 0.65% (for Institutional Shares) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 1.01% (for Investor A Shares), 1.82% (for Investor B Shares) and 1.84% (for Investor C Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the Managed Income Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$542	$840	$1,160	$2,066
Investor B Shares[2] Redemption	$679	$1,056	$1,410	$2,296	[3]
Investor B Shares No Redemption	$229	$706	$1,210	$2,296	[3]
Investor C Shares[2] Redemption	$331	$712	$1,220	$2,615
Investor C Shares No Redemption	$231	$712	$1,220	$2,615
Institutional Shares	$111	$351	$610	$1,350
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of CDSC.
[3]	Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

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Details About the Funds

How Each Fund Invests

Investment Process:

With respect to each Fund, BlackRock considers a variety of factors when choosing investments, such as:

With respect to Enhanced Income Portfolio, GNMA Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Long Duration Bond Portfolio and Managed Income Portfolio, securities are purchased for a Fund when the management team determines that they have the potential for above-average total return.

With respect to Enhanced Income Portfolio, Intermediate Bond Portfolio II and Managed Income Portfolio, if a security’s rating falls below investment grade, the management team will decide whether to continue to hold the security.

With respect to GNMA Portfolio and Intermediate Government Bond Portfolio, if a security’s rating falls below the highest rating category, the management team will decide whether to continue to hold the security.

With respect to Enhanced Income Portfolio, Inflation Protected Bond Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Long Duration Bond Portfolio and Managed Income Portfolio, a security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Each Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

With respect to Inflation Protected Bond Portfolio, the U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

Enhanced Income Portfolio

Investment Goal

The investment objective of the Enhanced Income Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Fund invests primarily in bonds diversified among several categories. The Fund’s dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The Fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch. The Fund may invest in unrated notes, paper and other instruments that are determined by the Fund management team to be of comparable quality to the instruments described above.

The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The Fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure

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to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE ENHANCED INCOME PORTFOLIO

The Enhanced Income Portfolio is managed by a team of financial professionals. Thomas F. Musmanno, Curtis
Arledge and Stuart Spodek are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

GNMA Portfolio

Investment Goal

The investment objective of the GNMA Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the Fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The Fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

The Fund measures its performance against the Barclays Capital GNMA MBS Index (the benchmark).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest for another party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE GNMA PORTFOLIO

The GNMA Portfolio is managed by a team of financial professionals. Andrew J. Phillips and Eric Pellicciaro are the
portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Inflation Protected Bond Portfolio

Investment Goal

The investment objective of the Inflation Protected Bond Portfolio is to seek to maximize real return, consistent with preservation of real capital and prudent investment management. Should the Fund’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S.

39

corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The Fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real: U.S. TIPS Index (the benchmark).

The Fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The Fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

Non-investment grade bonds acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INFLATION PROTECTED BOND PORTFOLIO

The Inflation Protected Bond Portfolio is managed by a team of financial professionals. Stuart Spodek and Brian
Weinstein are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.
Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Intermediate Bond Portfolio II

Investment Goal

The investment objective of the Intermediate Bond Portfolio II is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark). The Fund normally invests at least 80% of its assets in bonds. The Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The Fund measures its performance against the benchmark.

The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its

40

right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INTERMEDIATE BOND PORTFOLIO II

The Intermediate Bond Portfolio II is managed by a team of financial professionals. Scott Amero, Curtis Arledge,
Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Intermediate Government Bond Portfolio

Investment Goal

The investment objective of the Intermediate Government Bond Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital Intermediate Government Index (the benchmark). The Fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. These include debt securities issued by eligible financial institutions and guaranteed by the FDIC under its Temporary Liquidity Guarantee Program.

Securities purchased by the Fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The Fund measures its performance against the benchmark.

The Fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INTERMEDIATE GOVERNMENT BOND PORTFOLIO

The Intermediate Government Bond Portfolio is managed by a team of financial professionals. Scott Amero,
Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

41

Long Duration Bond Portfolio

Investment Goal

The investment objective of the Long Duration Bond Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Long Government/Credit Index (the benchmark). As of December 31, 2008, the duration of the benchmark was 11.56 years.

The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The Fund may also invest in preferred stock. The Fund measures its performance against the benchmark.

The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. The Fund may invest in securities rated in the category C and above or determined by the management team to be of comparable quality. Split rated bonds will be considered to have the higher rating.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE LONG DURATION BOND PORTFOLIO

The Long Duration Bond Portfolio is managed by a team of financial professionals. Stuart Spodek, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Managed Income Portfolio

Investment Goal

The investment objective of the Managed Income Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital U.S. Aggregate Index (the benchmark).

The management team evaluates sectors of the bond market and individual bonds within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, and corporate bonds.

The Fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

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The Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE MANAGED INCOME PORTFOLIO

The Managed Income Portfolio is managed by a team of financial professionals. Scott Amero, Curtis Arledge,
Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Other Strategies (All Funds)

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

■	Affiliated Money Market Funds — The Funds may invest uninvested cash balances in affiliated money market funds.

■

Investment Companies — The Funds have the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

■

Temporary Defensive Strategies — For temporary defensive purposes, the Funds may restrict the markets in which they invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

■	When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds may invest in securities prior to their date of issue.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Policies” in the Statement of Additional Information also includes more information about the Funds, their investments and the related risks. There can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in a Fund:

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors

43

Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Deflation Risk (Inflation Protected Bond Portfolio) — Deflation risk is the possibility that prices throughout the economy decline over time — the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for a Fund.

Derivatives Risks — A Fund’s use of derivatives may reduce a Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Emerging Markets Risk (Inflation Protected Bond Portfolio, Intermediate Bond Portfolio II, Long Duration Bond Portfolio) — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Foreign Securities Risks (Enhanced Income Portfolio, Inflation Protected Bond Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Long Duration Bond Portfolio, Managed Income Portfolio) — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

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Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to a Fund’s investments.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; a Fund could be liable for any losses incurred.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Inflation Indexed Bond Risk (Inflation Protected Bond Portfolio) — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term

45

increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in a Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause a Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Junk Bond Risks (Inflation Protected Bond Portfolio, Long Duration Bond Portfolio) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include:

■

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.

■	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

■

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risks — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, a Fund management team will segregate liquid assets on the books of a Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio will be magnified when a Fund uses leverage.

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Mortgage-Backed and Asset-Backed Securities Risks — Some funds make investments in residential and commercial mortgage-backed securities (CMBS) and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of

46

mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Recent Developments with Sub-prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities. Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Non-Diversification Risk (Inflation Protected Bond Portfolio) — The Fund is a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than may a diversified fund. Because the Fund may invest in a smaller number of issuers, the Fund is more exposed to developments affecting and the risks associated with individual issuers than a fund that invests more widely, which may have a greater impact on the Fund’s performance.

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Each Fund may also be subject to the following other risk associated with its investments and investment strategies:

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Funds acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Funds (including management and advisory fees) and, indirectly, the expense of the investment companies.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (Investor A and Institutional Shares for Enhanced Income Portfolio and Long Duration Bond Portfolio; Investor A, Investor B, Investor C and Institutional Shares for GNMA Portfolio, Inflation Protected Bond Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio and Managed Income Portfolio) allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional Shares, you will not pay any sales charge. However, only certain investors may buy Institutional shares.

If you select Investor A Shares, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor C Shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year for all classes of shares under plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor C Shares. Classes with the lower expenses will have higher net asset values and dividends relative to other share classes.

The Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of the Investor and Institutional Share classes of each of the Funds.

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The table below summarizes key features of each of the Share classes of the Funds.

Share Classes at a Glance

Please note that the Enhanced Income Portfolio and the Long Duration Bond Portfolio do not have Investor B and Investor C Shares.

	Investor A1	Investor B1	Investor C1	Institutional[1]
Availability	Generally available through financial intermediaries.	Available only for exchange and for dividend and capital gain reinvestment.	Available only through a registered representative.

Limited to certain investors, including:

• Current Institutional shareholders that meet certain requirements

• Certain retirement plans

• Participants in certain programs sponsored by BlackRock or its affiliates or financial intermediaries

• Certain employees and affiliates of the Investment Advisor or its affiliates

Minimum Investment	• $1,000 for all accounts except: • $250 for certain fee-based program • $50, if establishing Automatic Investment Plan (AIP)	• Investor B Shares are not generally available for purchase (see above).	• $1,000[3] for all accounts except: • $250 for certain fee-based programs • $50, if establishing Automatic Investment Plan (AIP)	• $2 million for financial intermediaries and individuals • Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund
Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges are available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No. (May be charged for purchases of $1 million or more that are redeemed within eighteen months).	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No.
Distribution and Service (12b-1) Fees?	No Distribution Fee. 0.25% Annual Service Fee.	0.75% Annual Distribution Fee. 0.25% Annual Service Fee.	0.75% Annual Distribution Fee. 0.25% Annual Service Fee.	No.
Redemption Fees?	No.	No.	No.	No.
Conversion to Investor A Shares?	N/A	Yes, automatically after approximately seven years from purchase.	No.	No.

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Share Classes at a Glance

	Investor A1	Investor B1	Investor C1	Institutional[1]
Advantage	Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.	No up-front sales charge so you start off owning more shares.	No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to Investor A or Investor B Shares.	No up-front sales charge so you start off owning more shares.
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares.	Closed to new purchases. You pay ongoing distribution fees each year you own Investor B Shares, which means that you can expect lower total performance than Investor A Shares.	You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than Investor A Shares. Unlike Investor B Shares, Investor C Shares do not convert to Investor A Shares, so you will continue paying the ongoing distribution fees as long as you hold the Investor C Shares. Over the long term, this can add up to higher total fees than either Investor A Shares or Investor B Shares.	Limited availability.
[1]	Please see “Details About Share Classes” for more information about each share class.
[2]

If you establish a new account directly with the Fund and do not have a financial intermediary associated with your account, you may only invest in Investor A Shares. Applications without a financial intermediary that select Investor B or Investor C Shares will not be accepted.

[3]	The Fund will not accept a purchase order of $500,000 or more for Investor C Shares. Your financial professional may set a lower maximum for Investor C Shares.

The following pages will cover the additional details of each share class, including the Institutional Shares requirements, the sales charge table for Investor A Shares, reduced sales charge information, Investor B and Investor C Share CDSC information, and sales charge waivers.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Statement of Additional Information (“SAI”), which is available on the website or on request.

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Details about the Share Classes

Investor A Shares — Initial Sales Charge Option

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following table.

Enhanced Income Portfolio

Your Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Dealer Compensation as a % of Offering Price
Less than $50,000	3.00%	3.09%	2.75%
$50,000 but less than $100,000	2.75%	2.83%	2.50%
$100,000 but less than $250,000	2.50%	2.56%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.50%
$500,000 but less than $1,000,000	1.25%	1.26%	1.00%
$1,000,000 or more	0.00%	0.00%	—	[2]

GNMA Portfolio, Inflation Protected Bond Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Long Duration Bond Portfolio and Managed Income Portfolio

Your Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Dealer Compensation as a % of Offering Price
Less than $25,000	4.00%	4.17%	3.75%
$25,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.25%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 or more[2]	0.00%	0.00%	—	[2]
[1]	Rounded to the nearest one-hundredth percent.
[2]

If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the selling dealer or other financial intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of (i) 0.15% for the Enhanced Income Portfolio and Inflation Protected Bond Portfolio and (ii) 0.50% for the GNMA Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Long Duration Bond Portfolio and Managed Income Portfolio, of the price of the shares when purchased or the net asset value of the shares on the redemption date (whichever is less). Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Fund dividends or capital gains.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Shares Charge Option” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, the right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below). Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a

51

trustee or fiduciary of a single trust estate or single fiduciary account. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together. These may include shares held in accounts held at a financial intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the right of accumulation and Letter of Intent the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Fund, the investor should inform the financial professional, financial intermediary or BlackRock Funds of any other shares of the Fund or any other BlackRock Fund owned by (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. Failure by the investor to notify the financial professional, financial intermediary or the BlackRock Funds, may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The financial professional, financial intermediary or the BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children under the age of twenty one — showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Fund and/or the investor’s financial professional, financial intermediary or BlackRock Funds may not be able to maintain this information.

For more information, see the SAI or contact your financial professional or financial intermediary.

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, Investor B, Investor C and Institutional Shares in most BlackRock Funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A, Investor B, Investor C or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Other Front-End Sales Charge Waivers

A sales charge waiver on a purchase of Investor A Shares may also apply for:

■	Authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans

■	Persons investing through an authorized payroll deduction plan

■	Person investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)

■	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund

■	Persons associated with a Fund, the Fund’s Distributor, BlackRock, the Fund’s sub-adviser or Transfer Agent, and their affiliates

■

Persons participating in a fee-based program under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services

■	Employees of MetLife

52

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of (i) 0.15% for the Enhanced Income Portfolio and Inflation Protected Bond Portfolio and (ii) 0.50% for the GNMA Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Long Duration Bond Portfolio and Managed Income Portfolio of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers see “Contingent Deferred Sales Charge Waivers.”

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B or Investor C Shares, you do not pay an initial sales charge at the time of purchase. Investor B Shares of the Funds are available for purchase only through reinvestment of dividends and capital gains for current holders of such shares of the Funds.

If you redeem your Investor B Shares within six years or your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge. No deferred sales charge applies to shares that you acquire through reinvestment of Fund dividends and capital gains. If you are a current shareholder of Investor B Shares, you may exchange your Investor B Shares for Investor B Shares of another BlackRock Fund. The sales charge that would have applied to a redemption of your original shares will also apply to a redemption of the shares you acquire in the exchange. You will also pay ongoing combined distribution and service fees as follows:

	Investor B	Investor C
Enhanced Income Portfolio	N/A	N/A
GNMA Portfolio	1.00%	1.00%
Inflation Protected Bond Portfolio	1.00%	1.00%
Intermediate Government Bond Portfolio	1.00%	1.00%
Intermediate Bond Portfolio II	1.00%	1.00%
Long Duration Bond Portfolio	N/A	N/A
Managed Income Portfolio	1.00%	1.00%

Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial professional or financial intermediary who assists you in purchasing Fund shares.

The Distributor currently pays dealers a sales concession of 4.00% of the purchase price of Investor B Shares to dealers from its own resources at the time of sale. The Distributor also normally pays the annual Investor B Shares service fee to dealers as a shareholder servicing fee on a monthly basis. The Distributor normally retains the Investor B Shares distribution fee.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C Shares from its own resources at the time of sale. The Distributor pays the annual Investor C Shares service fee as a shareholder servicing fee and the annual Investor C Shares distribution fee as an ongoing concession to dealers on a monthly basis for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. Under certain circumstances, the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

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Investor B Shares

If you redeem your Investor B Shares within six years or your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge. No deferred sales charge applies to shares that you acquire through reinvestment of Fund dividends and capital gains. You will also pay ongoing combined distribution and service fees as follows:

Years Since Purchase	Sales Charge[1]
0 – 1	4.50%
1 – 2	4.00%
2 – 3	3.50%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	0.00%
[1]

The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock Fund, the original deferred sales charge schedule will apply.

Any CDSC paid on a redemption of Investor B Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Your Investor B Shares convert automatically into Investor A Shares approximately seven years after purchase. Any Investor B shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A Shares are subject to lower annual expenses than Investor B Shares. The conversion of Investor B Shares to Investor A Shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Investor B Shares of different BlackRock Funds. For example, Investor B Shares of fixed-income funds typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B Shares in an exchange from another fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B Shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C Shares

If you redeem Investor C Shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption and will be calculated without regards to any redemption fee. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Investor C Shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor A, Investor B and Investor C Shares may be reduced or waived in certain circumstances, such as:

■	Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans

■	Exchanges pursuant to the exchange privilege, as described in “How to Exchange Shares or Transfer your Account”

■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2

■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old

■	Redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or an affiliate

■

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)

54

■	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares

■	Involuntary redemptions made of shares in accounts with low balances

■	Certain redemptions made through the Systematic Withdrawal Plan offered by the Fund, BlackRock or an affiliate

■	Redemptions related to the payment of PNC Trust Company Custodial IRA fees

■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your financial professional or other financial intermediary can help you determine whether you are eligible to buy Institutional Shares.

Eligible Institutional investors include the following:

■

Investors who currently own Institutional Shares of the Fund may make additional purchases of Institutional Shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums;

■	Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund;

■	Certain qualified retirement plans;

■	Investors in selected fee-based programs;

■	Clients of registered investment advisers who have $250,000 invested in the Fund;

■

Trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company, FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets;

■	Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor;

■	Holders of certain Merrill Lynch sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of the Fund; and

■

Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, The PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch & Co., Inc. (“Merrill Lynch”) or their respective affiliates.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your financial professional or financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or financial intermediary may help you with this decision.

Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of a Fund at any time for any reason.

In addition, the Funds may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

55

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	First, select the share class appropriate for you

Refer to the “Share Classes at a Glance” table in this prospectus (be sure to read this prospectus carefully). When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares).

Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your financial representative can help you determine which share class is appropriate for you.

Next, determine the amount of your investment

• Refer to the minimum initial investment in the “Share Classes at a Glance” table of this prospectus. Be sure to note the maximum investment amounts in Investor C Shares.

• See “Account Information — Details About the Share Classes” for information on a lower initial investment requirement for certain Fund investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Have your financial professional or financial intermediary submit your purchase order

The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“Exchange” or “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Other financial intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for accounts held directly with BlackRock)	To purchase shares directly with BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to “BlackRock Funds” to PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”), formerly PFPC Inc., at the address on the application.
Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 for all accounts except that certain retirement plans may have a lower minimum for additional purchases and certain programs may have higher minimums. (The minimums for additional purchases may be waived under certain circumstances.)
	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary. For more details on purchasing by Internet see below.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.

Purchase by VRU: Investor Shares may also be purchased by use of the Fund’s automated voice response unit service (VRU) at (800) 441-7762.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at

www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made.

56

How to Buy Shares

	Your Choices	Important Information for You to Know

Add to Your Investment (continued)	Or contact BlackRock (for accounts held directly with BlackRock) (continued)

Certain institutional clients’ purchase orders of Institutional Shares placed by wire prior to the close of business on the NYSE will be placed at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. The Fund limits Internet purchases in shares of the Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762, or contact your financial professional (if your account is not held directly with BlackRock).
Participate in the Automatic Investment Plan (AIP)

BlackRock’s Automatic Investment Plan (AIP) allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Account Services and Privileges” section of this prospectus for additional information.

How to Pay for Shares	Making payment for purchases

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your financial professional or financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day (in the case of Investor Shares) or first business day (in the case of Institutional Shares) following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or financial intermediary will be responsible for any loss to the Fund.

For shares purchased directly from the Fund, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the Fund to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

57

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares	Have your financial professional or other financial intermediary submit your sales order

You can also make redemption requests through your financial professional. Shareholders should indicate whether they are redeeming Investor A, Investor B, Investor C or Institutional Shares. The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial professional or financial intermediary prior to that day’s close of business on the Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Financial intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming.

The Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming

Redeem by Telephone: You may sell Investor Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through the Automated Clearing House Network (ACH) or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by VRU: Investor Shares may also be redeemed by use of the Fund’s automated voice response unit service (VRU). Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Payment of Redemption Proceeds: Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer.

58

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)

Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by the Fund.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally sent on the next business day following redemption on which the Fund’s custodian is open for business.

The Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund. No charge for sending redemption payments via ACH is imposed by the Fund.

* * *

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

59

How to Exchange Shares or Transfer your Account

	Your Choices	Important Information for You to Know

Exchange Privilege	Selling shares of one fund to purchase shares of another fund (“exchanging”)

Investor A, Investor B, Investor C, and Institutional Shares of the Fund are generally exchangeable for shares of the same class of another BlackRock Fund.

You can exchange $1,000 or more of Investor A, Investor B or Investor C Shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor A, Investor B or Investor C Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of a Fund may make exchanges into Institutional Shares of other funds except for investors holding shares through certain client accounts at financial professionals that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors. If you held the exchanged shares for 30 days or less you may be charged a redemption fee (please refer to the “Redemption Fee” section of this prospectus for additional information).

Some of the BlackRock Funds impose a different deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege, you may contact your financial professional or financial intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Fund has the right to reject any telephone request for any reason.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short Term Trading Policy” below.

For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other financial professional before making an exchange request.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating financial intermediary

You may transfer your shares of the Fund only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

Transfer to a non-participating financial intermediary

You must either:

•  Transfer your shares to an account with the Fund; or

•  Sell your shares, paying any applicable deferred sales charge.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

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Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan (“AIP”)	Allows systematic investments on a periodic basis from checking or savings account.	BlackRock’s Automatic Investment Plan (“AIP”) allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the Automatic Investment Plan application. The minimum investment amount for an automatic investment plan is $50 per portfolio.
Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to special payee. Please call (800) 441-7762 for details. If investing into another fund at BlackRock, the receiving fund must be open to new purchases.
EZ Trader	Allows an investor to purchase or sell Investor class shares by telephone or over the Internet through ACH.

(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your financial professional if your account is held elsewhere).

Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or internet purchase or sale order, please contact (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Systematic Exchange	This feature can be used by investors to systematically exchange money from one Fund to up to four other Funds.	A minimum of $10,000 in the initial BlackRock Fund is required and investments in any additional funds must meet minimum initial investment requirements. For more information, please contact the Fund at (800) 441-7762.
Systematic Withdrawal Plan (“SWP”)	This feature can be used by investors who want to receive regular distributions from their accounts.

To start a Systematic Withdrawal Plan (“SWP”) a shareholder must have a current investment of $10,000 or more in a BlackRock Fund.

Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No contingent deferred sales charge (“CDSC”) will be assessed on redemptions of Investor A, Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A, Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A, Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or other financial intermediary for details.

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Reinstatement Privilege	If you redeem Investor A or Institutional Shares, and within 60 days buy new Investor A Shares of the SAME fund, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial professional of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

The Funds’ Rights

Each Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■

Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares,

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 (or the minimum required initial investment for Institutional Shares) due to redemptions you have made. You will be notified that the value of your account is less than $500 (or the minimum required initial investment for Institutional Shares) before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 (or the minimum required initial investment for Institutional Shares) before a Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or selected securities dealers or other financial intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges with respect to Investor A Shares. Additional purchases of Institutional Shares are available only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional, selected securities dealer or other financial intermediary.

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Short-Term Trading Policy

The Board of Directors/Trustees (the “Board”) of each Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Funds’ Distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Redemption Fee

The Funds do not charge a redemption fee. However, certain BlackRock Funds listed below (the “Applicable Funds”) charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

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The following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Funds have adopted a plan (the “Plan”) that allows each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plan, Investor B and Investor C Shares pay a fee (“distribution fees”) to the Distributor, and/or its affiliates, including PNC and its affiliates and to Merrill Lynch and/or Bank of America Corporation (“BAC”) and their affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch and BAC for sales support services provided in connection with the sale of Investor B and Investor C Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC and their respective affiliates) (each a “Financial Intermediary”) for sales support services and related expenses. All Investor B and Investor C Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the applicable Fund attributable to Investor B and Investor C Shares. Institutional and Investor A Shares do not pay a distribution fee.

Under the Plan, a Fund also pays shareholder servicing fees (also referred to as shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor class shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor Shares of the Fund. All Investor Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor Shares;

■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares.

Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In

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addition, the distribution fees paid by Investor B and Investor C Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plan, including a complete list of services provided thereunder, see the Statement of Additional Information.

Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to a Plan and fees that a Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

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Management of the Funds

BlackRock

BlackRock, each Fund’s manager, manages the Funds’ investments and its business operations subject to the oversight of the Funds’ Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

BlackRock serves as manager to each Fund pursuant to a management agreement. BlackRock has entered into sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of BlackRock, under which BlackRock pays the sub-adviser a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the management agreements.

For their management and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. For the fiscal year ended September 30, 2008, the aggregate management fees, net of any applicable waivers, paid by the Funds to BlackRock as a percentage of each Fund’s average daily net assets were:

Enhanced Income Portfolio	0.00%
GNMA Portfolio	0.24%
Inflation Protected Bond Portfolio	0.09%
Intermediate Bond Portfolio II	0.31%
Intermediate Government bond II	0.45%
Long Duration Bond Portfolio	0.07%
Managed Income Portfolio	0.50%

Enhanced Income Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Enhanced Income Portfolio, the maximum annual management fees that can be paid to BlackRock are 0.40% of the Fund’s average daily net assets.

GNMA Portfolio Total Annual Management Fee (Before Waivers)

With respect to the GNMA Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.550%
$1 billion – $2 billion	0.500%
$2 billion – $3 billion	0.475%
Greater than $3 billion	0.450%

Inflation Protected Bond Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Inflation Protected Bond Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.400%
$1 billion – $2 billion	0.375%
$2 billion – $3 billion	0.350%
Greater than $3 billion	0.325%

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Intermediate Bond Portfolio II Total Annual Management Fee (Before Waivers)

With respect to the Intermediate Government Bond Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

Intermediate Government Bond Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Intermediate Government Bond Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

Long Duration Bond Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Long Duration Bond Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

Managed Income Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Managed Income Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

BlackRock has agreed contractually to cap net expenses for each Fund (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, if any) of each share class of the Fund at the levels shown in that Fund’s expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund’s manager or administrator and (3) the Board of Directors of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

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A discussion of the basis for the Board’s approval of the management agreement and sub-advisory agreement with respect to each of the Funds is included in the respective Fund’s annual shareholder report for the fiscal year ended September 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Management Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s Statement of Additional Information.

Enhanced Income Portfolio

The Enhanced Income Portfolio is managed by a team of financial professionals. Thomas F. Musmanno, Curtis Arledge and Stuart Spodek are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Thomas F. Musmanno, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Director of BlackRock, Inc. since 2006; Director of Merrill Lynch Investment Managers L.P. (“MLIM”) from 2004 to 2006; Vice President of MLIM from 1996 to 2004
Curtis Arledge, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008
Stuart Spodek, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2002	Managing Director of BlackRock since 2002

GNMA Portfolio

The GNMA Portfolio is managed by a team of financial professionals. Andrew J. Phillips and Eric Pellicciaro are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew J. Phillips, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1999	Managing Director of BlackRock since 1999
Eric Pellicciaro, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2004	Managing Director of BlackRock since 2005; Director of BlackRock from 2002 to 2005

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Inflation Protected Bond Portfolio

The Inflation Protected Bond Portfolio is managed by a team of financial professionals. Stuart Spodek and Brian Weinstein are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stuart Spodek, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	Inception	Managing Director of BlackRock since 2002
Brian Weinstein, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2005	Managing Director of BlackRock since 2007; Director at BlackRock in 2007; VP at BlackRock from 2005 to 2007; Associate at BlackRock from 2002 to 2005

Intermediate Bond Portfolio II

The Intermediate Bond Portfolio II is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Amero, Vice Chairman	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1995	Vice Chairman of BlackRock since 2007; Managing Director of BlackRock since 1990
Curtis Arledge, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008.
Matthew Marra, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 2006; Director of BlackRock from 2002 to 2006
Andrew J. Phillips, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 1999

Intermediate Government Bond Portfolio

The Intermediate Government Bond Portfolio is managed by a team of financial professionals. Scott Amero, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Amero, Vice Chairman	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1995	Vice Chairman of BlackRock since 2007; Managing Director of BlackRock since 1990
Matthew Marra, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 2006; Director of BlackRock from 2002 to 2006
Andrew J. Phillips, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 1999

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Long Duration Bond Portfolio

The Long Duration Bond Portfolio is managed by a team of financial professionals. Stuart Spodek, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stuart Spodek, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	Inception	Managing Director of BlackRock since 2002
Matthew Marra, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 2006; Director of BlackRock from 2002 to 2006
Andrew J. Phillips, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 1999

Managed Income Portfolio

The Managed Income Portfolio is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Amero, Vice Chairman	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1999	Vice Chairman of BlackRock since 2007; Managing Director of BlackRock since 1990
Curtis Arledge, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008.
Matthew Marra, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 2006; Director of BlackRock from 2002 to 2006
Andrew J. Phillips, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 1999

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is

70

likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with a Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds.

Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses, Investor A Shares will have a higher net asset value than Investor B, Investor C or Class R Shares, and Class R Shares will have a higher net asset value than Investor B or Investor C Shares. Also, dividends paid on Investor A, Institutional and Class R Shares will generally be higher than dividends paid on Investor B and Investor C Shares because Investor A, Institutional and Class R Shares have lower expenses.

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Funds’ Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or

71

at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by a Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

A Fund may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by a Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

“BUYING A DIVIDEND”

You may want to avoid buying shares shortly before a Fund pays a dividend although the impact on you will be significantly less than if you were invested in a Fund paying fully taxable dividends. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Funds make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a Fund are paid within ten days after the end of each month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund’s Board of Trustees. A Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from a Fund whether you receive them in cash or additional shares.

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Distributions paid out of a Fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a Fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements.

Certain states may exempt from state income taxation a portion of the income dividends paid by the Funds attributable to U.S. government or agency obligations.

This is only a summary of some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

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Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

Financial Highlights of BlackRock Enhanced Income Portfolio

	Institutional
	Year Ended September 30,				Period March 19, 2004[1] to September 30, 2004
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.78	$9.85	$9.86	$9.94	$10.00
Net investment income[2]	0.41	0.46	0.40	0.27	0.09
Net realized and unrealized gain (loss)	(0.87)	(0.07)	0.00 [3]	(0.07)	(0.05)
Net increase (decrease) from investment operations	(0.46)	0.39	0.40	0.20	0.04
Dividends from net investment income	(0.42)	(0.46)	(0.41)	(0.28)	(0.10)
Net asset value, end of period	$8.90	$9.78	$9.85	$9.86	$9.94
Total Investment Return
Based on net asset value	(4.83)%	4.09%	4.11%	2.05%	0.40%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.32%	0.33%	0.36%	0.40%	0.40%[5]
Total expenses after waivers, reimbursement and fees paid indirectly	0.35%	0.34%	0.36%	0.41%	0.40%[5]
Total expenses	0.99%	0.74%	0.74%	0.83%	1.26%[5]
Net investment income	4.34%	4.67%	4.04%	2.74%	1.77%[5]
Supplemental Data
Net assets, end of period (000)	$17,755	$18,934	$31,696	$32,646	$35,967
Portfolio turnover	56%[6]	68%	108%	147%	208%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.005 per share.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 29%.

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Financial Highlights of BlackRock Enhanced Income Portfolio (concluded)

	Investor A
	Year Ended September 30,				Period March 19, 2004[1] to September 30, 2004
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.77	$9.84	$9.85	$9.93	$10.00
Net investment income[2]	0.34	0.42	0.35	0.28	0.06
Net realized and unrealized gain (loss)	(0.83)	(0.07)	0.00 [3]	(0.12)	(0.07)
Net increase (decrease) from investment operations	(0.49)	0.35	0.35	0.16	(0.01)
Dividends from net investment income	(0.39)	(0.42)	(0.36)	(0.24)	(0.06)
Net asset value, end of period	$8.89	$9.77	$9.84	$9.85	$9.93
Total Investment Return
Based on net asset value[4]	(5.15)%	3.65%	3.65%	1.62%	(0.12)%[5]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.60%	0.73%	0.79%	0.71%	0.71%[6]
Total expenses after waivers, reimbursement and fees paid indirectly	0.60%	0.74%	0.79%	0.74%	0.71%[6]
Total expenses	1.31%	1.24%	3.19%	1.19%	1.61%[6]
Net investment income	3.67%	4.25%	3.72%	2.77%	1.46%[6]
Supplemental Data
Net assets, end of period (000)	$1,950	$88	$52	$2	$0 [7]
Portfolio turnover	56%[8]	68%	108%	147%	208%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Net assets end of period are less than $500.
[8]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 29%.

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Financial Highlights of BlackRock Intermediate Government Bond Portfolio

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.23	$10.15	$10.20	$10.45	$10.63
Net investment income[1]	0.43	0.45	0.42	0.39	0.38
Net realized and unrealized gain (loss)	0.12	0.08	(0.07)	(0.25)	(0.17)
Net increase from investment operations	0.55	0.53	0.35	0.14	0.21
Dividends and distributions from:
Net investment income	(0.45)	(0.45)	(0.40)	(0.26)	(0.39)
Tax return of capital	—	—	—	(0.08)	—
Net realized gain	—	—	—	(0.05)	—
Total dividends and distributions	(0.45)	(0.45)	(0.40)	(0.39)	(0.39)
Net asset value, end of year	$10.33	$10.23	$10.15	$10.20	$10.45
Total Investment Return
Based on net asset value	5.44%	5.34%	3.48%	1.38%	2.01%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Total expenses after waivers, reimbursement and fees paid indirectly	0.79%	0.63%	0.60%	0.60%	0.60%
Total expenses	0.89%	0.72%	0.77%	0.89%	0.84%
Net investment income	4.14%	4.40%	4.14%	3.78%	3.62%
Supplemental Data
Net assets, end of year (000)	$209,968	$195,658	$190,154	$214,980	$236,212
Portfolio turnover	459%[2]	57%	92%	194%	200%
[1]	Based on average shares outstanding.
[2]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 174%.

75

Financial Highlights BlackRock Intermediate Government Bond Portfolio (continued)

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.25	$10.17	$10.23	$10.47	$10.65
Net investment income[1]	0.39	0.40	0.38	0.35	0.33
Net realized and unrealized gain (loss)	0.12	0.09	(0.09)	(0.24)	(0.17)
Net increase from investment operations	0.51	0.49	0.29	0.11	0.16
Dividends and distributions from:
Net investment income	(0.41)	(0.41)	(0.35)	(0.23)	(0.34)
Tax return of capital	—	—	—	(0.07)	—
Net realized gain	—	—	—	(0.05)	—
Total dividends and distributions	(0.41)	(0.41)	(0.35)	(0.35)	(0.34)
Net asset value, end of year	$10.35	$10.25	$10.17	$10.23	$10.47
Total Investment Return
Based on net asset value[2]	5.00%	4.88%	2.96%	1.07%	1.54%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.01%	1.04%	1.00%	0.99%	1.05%
Total expenses after waivers, reimbursement and fees paid indirectly	1.19%	1.07%	1.00%	0.99%	1.05%
Total expenses	1.25%	1.11%	1.19%	1.25%	1.33%
Net investment income	3.72%	3.95%	3.74%	3.43%	3.17%
Supplemental Data
Net assets, end of year (000)	$244,461	$246,273	$285,303	$345,132	$43,500
Portfolio turnover	459%[3]	57%	92%	194%	200%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effects of sales charges.
[3]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 174%.

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Financial Highlights of BlackRock Intermediate Government Bond Portfolio (continued)

	Investor B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.23	$10.15	$10.20	$10.45	$10.62
Net investment income[1]	0.31	0.32	0.30	0.27	0.25
Net realized and unrealized gain (loss)	0.12	0.09	(0.07)	(0.24)	(0.16)
Net increase from investment operations	0.43	0.41	0.23	0.03	0.09
Dividends and distributions from:
Net investment income	(0.33)	(0.33)	(0.28)	(0.18)	(0.26)
Tax return of capital	—	—	—	(0.05)	—
Net realized gain	—	—	—	(0.05)	—
Total dividends and distributions	(0.33)	(0.33)	(0.28)	(0.28)	(0.26)
Net asset value, end of year	$10.33	$10.23	$10.15	$10.20	$10.45
Total Investment Return
Based on net asset value[2]	4.18%	4.08%	2.26%	0.22%	0.88%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.81%	1.81%	1.79%	1.75%	1.80%
Total expenses after waivers, reimbursement and fees paid indirectly	1.98%	1.84%	1.79%	1.75%	1.80%
Total expenses	2.11%	1.97%	1.91%	1.90%	1.98%
Net investment income	2.96%	3.19%	2.95%	2.69%	2.43%
Supplemental Data
Net assets, end of year (000)	$24,552	$35,150	$51,314	$75,182	$10,533
Portfolio turnover	459%[3]	57%	92%	194%	200%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effects of sales charges.
[3]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 174%.

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Financial Highlights of BlackRock Intermediate Government Bond Portfolio (concluded)

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.24	$10.15	$10.21	$10.46	$10.63
Net investment income[1]	0.31	0.32	0.30	0.27	0.26
Net realized and unrealized gain (loss)	0.11	0.10	(0.08)	(0.24)	(0.17)
Net increase from investment operations	0.42	0.42	0.22	0.03	0.09
Dividends and distributions from:
Net investment income	(0.33)	(0.33)	(0.28)	(0.18)	(0.26)
Tax return of capital	—	—	—	(0.05)	—
Net realized gain	—	—	—	(0.05)	—
Total dividends and distributions	(0.33)	(0.33)	(0.28)	(0.28)	(0.26)
Net asset value, end of year	$10.33	$10.24	$10.15	$10.21	$10.46
Total Investment Return
Based on net asset value[2]	4.08%	4.18%	2.16%	0.22%	0.88%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.79%	1.81%	1.79%	1.75%	1.80%
Total expenses after waivers, reimbursement and fees paid indirectly	1.98%	1.84%	1.79%	1.75%	1.80%
Total expenses	2.04%	1.90%	1.90%	1.90%	1.98%
Net investment income	2.93%	3.19%	2.96%	2.66%	2.45%
Supplemental Data
Net assets, end of year (000)	$23,959	$13,114	$14,426	$20,154	$14,194
Portfolio turnover	459%[3]	57%	92%	194%	200%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effects of sales charges.
[3]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 174%.

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Financial Highlights of BlackRock Intermediate Bond Portfolio II

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.28	$9.24	$9.32	$9.57	$9.89
Net investment income[1]	0.45	0.42	0.38	0.34	0.34
Net realized and unrealized gain (loss)	(0.55)	0.06	(0.07)	(0.20)	(0.10)
Net increase (decrease) from investment operations	(0.10)	0.48	0.31	0.14	0.24
Dividends and distributions from:
Net investment income	(0.44)	(0.44)	(0.39)	(0.31)	(0.34)
Net realized gain	(0.01)	—	—	(0.08)	(0.22)
Total dividends and distributions	(0.45)	(0.44)	(0.39)	(0.39)	(0.56)
Redemption fees added to paid-in capital	—	—	0.00 [2]	—	—
Net asset value, end of year	$8.73	$9.28	$9.24	$9.32	$9.57
Total Investment Return
Based on net asset value	(1.22)%	5.29%	3.45%[3]	1.46%	2.57%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.49%	0.48%	0.53%	0.60%	0.60%
Total expenses after waivers, reimbursement and fees paid indirectly	0.67%	0.50%	0.53%	0.60%	0.60%
Total expenses	0.86%	0.69%	0.72%	0.83%	0.81%
Net investment income	4.79%	4.57%	4.12%	3.60%	3.53%
Supplemental Data
Net assets, end of year (000)	$362,249	$300,377	$305,384	$316,522	$332,460
Portfolio turnover	316%[4]	101%	113%	194%	216%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[4]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 130%.

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Financial Highlights of BlackRock Intermediate Bond Portfolio II (continued)

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.28	$9.24	$9.32	$9.57	$9.88
Net investment income[1]	0.41	0.39	0.35	0.32	0.31
Net realized and unrealized gain (loss)	(0.54)	0.06	(0.07)	(0.20)	(0.09)
Net increase (decrease) from investment operations	(0.13)	0.45	0.28	0.12	0.22
Dividends and distributions from:
Net investment income	(0.41)	(0.41)	(0.36)	(0.29)	(0.31)
Net realized gain	(0.01)	—	—	(0.08)	(0.22)
Total dividends and distributions	(0.42)	(0.41)	(0.36)	(0.37)	(0.53)
Redemption fees added to paid-in capital	—	—	0.00 [2]	—	—
Net asset value, end of year	$8.73	$9.28	$9.24	$9.32	$9.57
Total Investment Return
Based on net asset value[3]	(1.60)%	4.95%	3.09%[4]	1.20%	2.33%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.88%	0.80%	0.89%	0.86%	0.93%
Total expenses after waivers, reimbursement and fees paid indirectly	1.06%	0.82%	0.89%	0.86%	0.93%
Total expenses	1.27%	1.00%	1.18%	1.18%	1.29%
Net investment income	4.37%	4.26%	3.76%	3.34%	3.20%
Supplemental Data
Net assets, end of year (000)	$47,131	$29,328	$27,545	$31,272	$33,977
Portfolio turnover	316%[5]	101%	113%	194%	216%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 130%.

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Financial Highlights of BlackRock Intermediate Bond Portfolio II (continued)

	Investor B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.28	$9.24	$9.32	$9.57	$9.89
Net investment income[1]	0.34	0.31	0.27	0.24	0.23
Net realized and unrealized gain (loss)	(0.55)	0.06	(0.06)	(0.20)	(0.09)
Net increase (decrease) from investment operations	(0.21)	0.37	0.21	0.04	0.14
Dividends and distributions from:
Net investment income	(0.33)	(0.33)	(0.29)	(0.21)	(0.24)
Net realized gain	(0.01)	—	—	(0.08)	(0.22)
Total dividends and distributions	(0.34)	(0.33)	(0.29)	(0.29)	(0.46)
Redemption fees added to paid-in capital	—	—	0.00 [2]	—	—
Net asset value, end of year	$8.73	$9.28	$9.24	$9.32	$9.57
Total Investment Return
Based on net asset value[3]	(2.38)%	4.07%	2.29%[4]	0.44%	1.46%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.67%	1.65%	1.67%	1.61%	1.68%
Total expenses after waivers, reimbursement and fees paid indirectly	1.86%	1.67%	1.67%	1.61%	1.68%
Total expenses	2.05%	1.88%	1.88%	1.83%	1.93%
Net investment income	3.62%	3.40%	2.97%	2.59%	2.45%
Supplemental Data
Net assets, end of year (000)	$5,572	$6,134	$7,937	$10,594	$14,106
Portfolio turnover	316%[5]	101%	113%	194%	216%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 130%.

81

Financial Highlights of BlackRock Intermediate Bond Portfolio II (concluded)

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.29	$9.25	$9.33	$9.57	$9.89
Net investment income[1]	0.34	0.32	0.28	0.25	0.23
Net realized and unrealized gain (loss)	(0.54)	0.05	(0.07)	(0.20)	(0.09)
Net increase (decrease) from investment operations	(0.20)	0.37	0.21	0.05	0.14
Dividends and distributions from:
Net investment income	(0.34)	(0.33)	(0.29)	(0.21)	(0.24)
Net realized gain	(0.01)	—	—	(0.08)	(0.22)
Total dividends and distributions	(0.35)	(0.33)	(0.29)	(0.29)	(0.46)
Redemption fees added to paid-in capital	—	—	0.00 [2]	—	—
Net asset value, end of year	$8.74	$9.29	$9.25	$9.33	$9.57
Total Investment Return
Based on net asset value[3]	(2.33)%	4.07%	2.33%[4]	0.54%	1.46%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.61%	1.64%	1.62%	1.61%	1.67%
Total expenses after waivers, reimbursement and fees paid indirectly	1.79%	1.66%	1.62%	1.61%	1.67%
Total expenses	1.98%	1.85%	1.82%	1.83%	1.93%
Net investment income	3.66%	3.42%	3.02%	2.59%	2.45%
Supplemental Data
Net assets, end of year (000)	$19,508	$8,927	$8,408	$9,204	$14,334
Portfolio turnover	316%[5]	101%	113%	194%	216%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 130%.

82

Financial Highlights of BlackRock Long Duration Bond Portfolio

	Institutional	Investor A
	Period October 19, 2007[1] to September 30, 2008	Period October 19, 2007[1] to September 30, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00
Net investment income[2]	0.47	0.44
Net realized and unrealized loss	(0.95)	(0.98)
Net decrease from investment operations	(0.48)	(0.54)
Dividends from net investment income	(0.47)	(0.44)
Net asset value, end of period	$9.05	$9.02
Total Investment Return
Based on net asset value[3]	(5.10)%	(5.70)%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense[5]	0.42%	0.73%
Total expenses after waivers, reimbursement and fees paid indirectly[5]	0.53%	0.81%
Total expenses[5]	0.96%	1.26%
Net investment income[5]	4.96%	4.59%
Supplemental Data
Net assets, end of period (000)	$20,277	$391
Portfolio turnover	652%[6]	652%[6]
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Annualized.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 287%.

83

Financial Highlights of BlackRock Inflation Protected Bond Portfolio

	Institutional
	Year Ended September 30,				Period June 28, 2004[1] to September 30, 2004
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.06	$10.02	$10.54	$10.54	$10.00
Net investment income[2]	0.79	0.46	0.50	0.42	0.16
Net realized and unrealized gain (loss)	(0.08)	0.03	(0.23)	0.18	0.38
Net increase from investment operations	0.71	0.49	0.27	0.60	0.54
Dividends and distributions from:
Net investment income	(0.69)	(0.42)	(0.66)	(0.50)	—
Net realized gain	(0.04)	(0.03)	(0.13)	(0.10)	—
Total dividends and distributions	(0.73)	(0.45)	(0.79)	(0.60)	—
Net asset value, end of period	$10.04	$10.06	$10.02	$10.54	$10.54
Total Investment Return
Based on net asset value	6.88%	5.12%	2.78%	5.90%	5.40%[3]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.34%	0.35%	0.35%	0.40%	0.40%[4]
Total expenses after waivers, reimbursement and fees paid indirectly	0.38%	0.35%	0.35%	0.40%	0.40%[4]
Total expenses	0.69%	0.71%	0.85%	1.06%	2.73%[4]
Net investment income	7.38%	4.61%	4.96%	4.00%	4.19%[4]
Supplemental Data
Net assets, end of period (000)	$86,495	$22,956	$15,069	$5,788	$0 [5]
Portfolio turnover	249%[6]	219%	235%	419%	96%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Net assets end of period are less than $500.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 144%.

84

Financial Highlights of BlackRock Inflation Protected Bond Portfolio (continued)

	Investor A
	Year Ended September 30,				Period June 28, 2004[1] to September 30, 2004
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$9.95	$10.47	$10.50	$10.00
Net investment income[2]	0.84	0.41	0.50	0.42	0.01
Net realized and unrealized gain (loss)	(0.18)	0.06	(0.26)	0.13	0.51
Net increase from investment operations	0.66	0.47	0.24	0.55	0.52
Dividends and distributions from:
Net investment income	(0.65)	(0.39)	(0.63)	(0.48)	(0.02)
Net realized gain	(0.04)	(0.03)	(0.13)	(0.10)	—
Total dividends and distributions	(0.69)	(0.42)	(0.76)	(0.58)	(0.02)
Net asset value, end of period	$9.97	$10.00	$9.95	$10.47	$10.50
Total Investment Return
Based on net asset value[3]	6.52%	4.84%	2.43%	5.42%	5.21%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.63%	0.66%	0.71%	0.69%	0.71%[5]
Total expenses after waivers, reimbursement and fees paid indirectly	0.66%	0.66%	0.71%	0.69%	0.71%[5]
Total expenses	0.99%	1.08%	1.34%	1.39%	3.08%[5]
Net investment income	7.89%	4.14%	5.00%	4.06%	3.88%[5]
Supplemental Data
Net assets, end of period (000)	$209,192	$16,139	$4,079	$3,994	$93
Portfolio turnover	249%[6]	219%	235%	419%	96%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 144%.

85

Financial Highlights of BlackRock Inflation Protected Bond Portfolio (continued)

	Investor B
	Year Ended September 30,				Period June 28, 2004[1] to September 30, 2004
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.01	$9.97	$10.48	$10.51	$10.00
Net investment income (loss)[2]	0.61	0.30	0.40	0.38	(0.01)
Net realized and unrealized gain (loss)	(0.02)	0.09	(0.22)	0.09	0.53
Net increase from investment operations	0.59	0.39	0.18	0.47	0.52
Dividends and distributions from:
Net investment income	(0.57)	(0.32)	(0.56)	(0.40)	(0.01)
Net realized gain	(0.04)	(0.03)	(0.13)	(0.10)	—
Total dividends and distributions	(0.61)	(0.35)	(0.69)	(0.50)	(0.01)
Net asset value, end of period	$9.99	$10.01	$9.97	$10.48	$10.51
Total Investment Return
Based on net asset value[3]	5.79%	4.05%	1.78%	4.62%	5.21%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.42%	1.41%	1.44%	1.44%	1.44%[5]
Total expenses after waivers, reimbursement and fees paid indirectly	1.45%	1.41%	1.44%	1.44%	1.44%[5]
Total expenses	1.79%	1.87%	1.96%	2.07%	3.73%[5]
Net investment income	5.78%	3.06%	3.98%	3.65%	3.15%[5]
Supplemental Data
Net assets, end of period (000)	$14,529	$8,800	$2,110	$2,045	$61
Portfolio turnover	249%[6]	219%	235%	419%	96%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 144%.

86

Financial Highlights of BlackRock Inflation Protected Bond Portfolio (concluded)

	Investor C
	Year Ended September 30,				Period June 28, 2004[1] to September 30, 2004
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.06	$10.01	$10.53	$10.55	$10.00
Net investment income (loss)[2]	0.68	0.31	0.43	0.36	(0.01)
Net realized and unrealized gain (loss)	(0.09)	0.09	(0.26)	0.12	0.56
Net increase from investment operations	0.59	0.40	0.17	0.48	0.55
Dividends and distributions from:
Net investment income	(0.57)	(0.32)	(0.56)	(0.40)	—
Net realized gain	(0.04)	(0.03)	(0.13)	(0.10)	—
Total dividends and distributions	(0.61)	(0.35)	(0.69)	(0.50)	—
Net asset value, end of period	$10.04	$10.06	$10.01	$10.53	$10.55
Total Investment Return
Based on net asset value[3]	5.77%	4.03%	1.72%	4.70%	5.51%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.39%	1.41%	1.39%	1.42%	1.44%[5]
Total expenses after waivers, reimbursement and fees paid indirectly	1.43%	1.41%	1.39%	1.42%	1.44%[5]
Total expenses	1.75%	1.81%	1.89%	2.04%	3.73%[5]
Net investment income	6.38%	3.09%	4.25%	3.46%	3.15%[5]
Supplemental Data
Net assets, end of period (000)	$152,298	$36,120	$4,619	$3,749	$6
Portfolio turnover	249%[6]	219%	235%	419%	96%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 144%.

87

Financial Highlights of BlackRock GNMA Portfolio

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.45	$9.54	$9.70	$9.88	$10.02
Net investment income[1]	0.59	0.47	0.44	0.43	0.47
Net realized and unrealized gain (loss)	0.20	(0.05)	(0.08)	(0.21)	(0.09)
Net increase from investment operations	0.79	0.42	0.36	0.22	0.38
Dividends and distributions from:
Net investment income	(0.49)	(0.51)	(0.52)	(0.40)	(0.52)
Net realized gain	—	—	—	—	—
Total dividends and distributions	(0.49)	(0.51)	(0.52)	(0.40)	(0.52)
Net asset value, end of year	$9.75	$9.45	$9.54	$9.70	$9.88
Total Investment Return
Based on net asset value	8.43%	4.53%	3.84%	2.28%	3.97%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.48%	0.48%	0.53%	0.60%	0.60%
Total expenses after waivers, reimbursement and fees paid indirectly	0.57%	0.52%	0.53%	0.61%	0.66%
Total expenses	0.97%	0.82%	0.83%	0.97%	0.97%
Net investment income	4.71%	4.93%	4.62%	4.40%	4.74%
Supplemental Data
Net assets, end of year (000)	$272,840	$118,652	$108,286	$121,571	$151,558
Portfolio turnover	2,637%[2]	553%	320%	521%	228%
[1]	Based on average shares outstanding.
[2]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 868%.

88

Financial Highlights of BlackRock GNMA Portfolio (continued)

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.49	$9.58	$9.74	$9.92	$10.06
Net investment income[1]	0.53	0.43	0.41	0.41	0.43
Net realized and unrealized gain (loss)	0.21	(0.04)	(0.08)	(0.21)	(0.09)
Net increase from investment operations	0.74	0.39	0.33	0.20	0.34
Dividends and distributions from:
Net investment income	(0.45)	(0.48)	(0.49)	(0.38)	(0.48)
Net realized gain	—	—	—	—	—
Total dividends and distributions	(0.45)	(0.48)	(0.49)	(0.38)	(0.48)
Net asset value, end of year	$9.78	$9.49	$9.58	$9.74	$9.92
Total Investment Return
Based on net asset value[2]	7.91%	4.13%	3.47%	2.01%	3.50%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.81%	0.85%	0.87%	0.86%	0.99%
Total expenses after waivers, reimbursement and fees paid indirectly	0.89%	0.89%	0.87%	0.86%	1.05%
Total expenses	1.21%	1.18%	1.27%	1.32%	1.46%
Net investment income	4.20%	4.54%	4.26%	4.13%	4.34%
Supplemental Data
Net assets, end of year (000)	$61,896	$14,677	$14,122	$15,288	$18,080
Portfolio turnover	2,637%[3]	553%	320%	521%	228%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effects of sales charges.
[3]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 868%.

89

Financial Highlights of BlackRock GNMA Portfolio (continued)

	Investor B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.45	$9.54	$9.71	$9.89	$10.03
Net investment income[1]	0.34	0.36	0.33	0.33	0.36
Net realized and unrealized gain (loss)	0.34	(0.05)	(0.09)	(0.21)	(0.09)
Net increase from investment operations	0.68	0.31	0.24	0.12	0.27
Dividends and distributions from:
Net investment income	(0.38)	(0.40)	(0.41)	(0.30)	(0.41)
Net realized gain	—	—	—	—	—
Total dividends and distributions	(0.38)	(0.40)	(0.41)	(0.30)	(0.41)
Net asset value, end of year	$9.75	$9.45	$9.54	$9.71	$9.89
Total Investment Return
Based on net asset value[2]	7.20%	3.34%	2.58%	1.25%	2.74%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.62%	1.63%	1.65%	1.61%	1.74%
Total expenses after waivers, reimbursement and fees paid indirectly	1.72%	1.67%	1.65%	1.62%	1.80%
Total expenses	2.03%	1.96%	1.96%	1.97%	2.11%
Net investment income	3.60%	3.78%	3.50%	3.40%	3.62%
Supplemental Data
Net assets, end of year (000)	$10,556	$11,065	$14,627	$19,792	$25,439
Portfolio turnover	2,637%[3]	553%	320%	521%	228%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effects of sales charges.
[3]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 868%.

90

Financial Highlights of BlackRock GNMA Portfolio (concluded)

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.45	$9.53	$9.70	$9.88	$10.01
Net investment income[1]	0.37	0.37	0.34	0.34	0.36
Net realized and unrealized gain (loss)	0.30	(0.04)	(0.10)	(0.22)	(0.08)
Net increase from investment operations	0.67	0.33	0.24	0.12	0.28
Dividends and distributions from:
Net investment income	(0.38)	(0.41)	(0.41)	(0.30)	(0.41)
Net realized gain	—	—	—	—	—
Total dividends and distributions	(0.38)	(0.41)	(0.41)	(0.30)	(0.41)
Net asset value, end of year	$9.74	$9.45	$9.53	$9.70	$9.88
Total Investment Return
Based on net asset value[2]	7.13%	3.51%	2.59%	1.26%	2.85%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.57%	1.57%	1.65%	1.61%	1.74%
Total expenses after waivers, reimbursement and fees paid indirectly	1.66%	1.61%	1.65%	1.62%	1.80%
Total expenses	1.98%	1.90%	1.95%	1.98%	2.11%
Net investment income	3.58%	3.85%	3.51%	3.44%	3.62%
Supplemental Data
Net assets, end of year (000)	$43,229	$16,369	$19,497	$26,691	$39,542
Portfolio turnover	2,637%[3]	553%	320%	521%	228%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effects of sales charges.
[3]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 868%.

91

Financial Highlights of BlackRock Managed Income Portfolio

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.99	$9.99	$10.20	$10.41	$10.80
Net investment income[1]	0.49	0.45	0.44	0.46	0.47
Net realized and unrealized loss	(0.82)	(0.01)	(0.12)	(0.18)	(0.10)
Net increase (decrease) from investment operations	(0.33)	0.44	0.32	0.28	0.37
Dividends and distributions from:
Net investment income	(0.47)	(0.44)	(0.48)	(0.45)	(0.48)
Net realized gain	—	—	(0.05)	(0.04)	(0.28)
Total dividends and distributions	(0.47)	(0.44)	(0.53)	(0.49)	(0.76)
Net asset value, end of year	$9.19	$9.99	$9.99	$10.20	$10.41
Total Investment Return
Based on net asset value	(3.51)%	4.50%	3.24%	2.76%	3.60%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Total expenses after waivers, reimbursement and fees paid indirectly	1.09%	0.68%	0.65%	0.65%	0.65%
Total expenses	1.11%	0.69%	0.73%	0.83%	0.81%
Net investment income	4.96%	4.47%	4.42%	4.45%	4.50%
Supplemental Data
Net assets, end of year (000)	$414,653	$514,469	$557,787	$587,061	$644,083
Portfolio turnover	906%[2]	256%	184%	252%	284%
[1]	Based on average shares outstanding.
[2]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 241%.

92

Financial Highlights of BlackRock Managed Income Portfolio (continued)

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.99	$10.00	$10.21	$10.41	$10.80
Net investment income[1]	0.46	0.41	0.41	0.42	0.42
Net realized and unrealized loss	(0.82)	(0.02)	(0.12)	(0.17)	(0.10)
Net increase (decrease) from investment operations	(0.36)	0.39	0.29	0.25	0.32
Dividends and distributions from:
Net investment income	(0.44)	(0.40)	(0.45)	(0.41)	(0.43)
Net realized gain	—	—	(0.05)	(0.04)	(0.28)
Total dividends and distributions	(0.44)	(0.40)	(0.50)	(0.45)	(0.71)
Net asset value, end of year	$9.19	$9.99	$10.00	$10.21	$10.41
Total Investment Return
Based on net asset value[2]	(3.86)%	4.03%	2.86%	2.45%	3.13%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.01%	1.00%	1.01%	1.05%	1.10%
Total expenses after waivers, reimbursement and fees paid indirectly	1.45%	1.03%	1.01%	1.05%	1.10%
Total expenses	1.45%	1.03%	1.13%	1.18%	1.30%
Net investment income	4.60%	4.12%	4.07%	4.06%	4.06%
Supplemental Data
Net assets, end of year (000)	$18,309	$21,155	$23,921	$29,462	$35,462
Portfolio turnover	906%[3]	256%	184%	252%	284%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effects of sales charges.
[3]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 241%.

93

Financial Highlights of BlackRock Managed Income Portfolio (continued)

	Investor B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.99	$10.00	$10.21	$10.41	$10.80
Net investment income[1]	0.38	0.33	0.32	0.35	0.35
Net realized and unrealized loss	(0.81)	(0.01)	(0.12)	(0.17)	(0.11)
Net increase (decrease) from investment operations	(0.43)	0.32	0.20	0.18	0.24
Dividends and distributions from:
Net investment income	(0.36)	(0.33)	(0.36)	(0.34)	(0.35)
Net realized gain	—	—	(0.05)	(0.04)	(0.28)
Total dividends and distributions	(0.36)	(0.33)	(0.41)	(0.38)	(0.63)
Net asset value, end of year	$9.20	$9.99	$10.00	$10.21	$10.41
Total Investment Return
Based on net asset value[2]	(4.53)%	3.24%	1.91%	1.69%	2.36%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.82%	1.77%	1.85%	1.80%	1.85%
Total expenses after waivers, reimbursement and fees paid indirectly	2.26%	1.80%	1.85%	1.80%	1.85%
Total expenses	2.26%	1.80%	1.88%	1.84%	1.95%
Net investment income	3.77%	3.38%	3.24%	3.34%	3.31%
Supplemental Data
Net assets, end of year (000)	$2,198	$3,890	$5,127	$6,625	$9,136
Portfolio turnover	906%[3]	256%	184%	252%	284%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effects of sales charges.
[3]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 241%.

94

Financial Highlights of BlackRock Managed Income Portfolio (concluded)

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.97	$9.97	$10.18	$10.38	$10.78
Net investment income[1]	0.38	0.33	0.33	0.34	0.35
Net realized and unrealized loss	(0.81)	(0.01)	(0.12)	(0.16)	(0.12)
Net increase (decrease) from investment operations	(0.43)	0.32	0.21	0.18	0.23
Dividends and distributions from:
Net investment income	(0.36)	(0.32)	(0.37)	(0.34)	(0.35)
Net realized gain	—	—	(0.05)	(0.04)	(0.28)
Total dividends and distributions	(0.36)	(0.32)	(0.42)	(0.38)	(0.63)
Net asset value, end of year	$9.18	$9.97	$9.97	$10.18	$10.38
Total Investment Return
Based on net asset value[2]	(4.56)%	3.32%	2.07%	1.69%	2.26%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.84%	1.81%	1.78%	1.79%	1.84%
Total expenses after waivers, reimbursement and fees paid indirectly	2.27%	1.84%	1.78%	1.79%	1.84%
Total expenses	2.28%	1.89%	1.80%	1.83%	1.95%
Net investment income	3.81%	3.35%	3.32%	3.27%	3.34%
Supplemental Data
Net assets, end of year (000)	$2,306	$2,241	$1,144	$1,187	$870
Portfolio turnover	906%[3]	256%	184%	252%	284%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effects of sales charges.
[3]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 241%.

95

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery

■	Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800)-441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

96

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

97

Glossary

Glossary of Investment Terms

Asset-Backed Securities — Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Barclays Capital GNMA MBS Index — An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Barclays Capital Intermediate Government Index — An unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with minimum outstanding principal of $1 million and minimum maturity of one year and maximum maturity of ten years are included.

Barclays Capital Intermediate Government/Credit Index — An unmanaged index comprised of U.S. Government securities from the more comprehensive Barclays Capital U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Barclays Capital Global Real: U.S. TIPS Index — An unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.

Barclays Capital U.S. Aggregate Index — An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Bonds — Debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup 1-Year Treasury Index — An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing U.S. Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

Collateralized Mortgage Obligations (CMO) — Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS) — Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper — Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Credit Default Swaps — In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — A dollar roll transaction involves a sale by a Fund of a mortgage-backed or other security concurrently with an agreement by a Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

GNMA Securities — Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

High Yield Bonds — Sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth highest rating category of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade — Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

98

Mortgage-Backed Securities — asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which a Fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund (paid directly by a shareholder).

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Dollar-Weighted Average Maturity — the average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Duration — a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor Class and Institutional Shares of BlackRock Funds that you agree to buy within a 13-month period. Certain restrictions apply.

Maturity — The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Right of Accumulation — permits you to pay the sales charge that would apply to the current value of all qualifying Investor Class and Institutional Shares taken together that you own in BlackRock Funds.

Total Return — a way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

99

For More Information

Fund and Service Providers

THE FUNDS

BlackRock Funds II

Enhanced Income Portfolio

GNMA Portfolio

Inflation Protected Bond Portfolio

Intermediate Bond Portfolio II

Intermediate Government Bond Portfolio

Long Duration Bond Portfolio

Managed Income Portfolio

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Financial Management, Inc.

40 East 52nd Street

New York, New York 10022

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.

Bellevue Corporate Center

301 Bellevue Parkway

Wilmington, DE 19809

DISTRIBUTOR

BlackRock Investments, Inc.

40 East 52nd Street

New York, New York 10022

CUSTODIANS

PFPC Trust Company

8800 Tinicum Boulevard

Philadelphia, PA 19153

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 28, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800)-441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800)-441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800)-441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-BD7-0109

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

International Bond Portfolio

Investor and Institutional Shares

Prospectus

January 28, 2009

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at (800) 441-7762 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

Fund Overview	Key facts and details about the Fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock International Bond Portfolio	4
	Risk/Return Information	6
	Expenses and Fees	7

Details About the Fund	How the Fund Invests	9
	Investment Risks	10

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	How to Choose the Share Class that Best Suits Your Needs	14
	Details about the Share Classes	17
	How to Buy, Sell, Exchange and Transfer Shares	21
	Account Services and Privileges	27
	Fund’s Rights	28
	Participation in Fee-Based Programs	28
	Short-Term Trading Policy	29
	Redemption Fee	30
	Distribution and Service Payments	31

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	33
	Portfolio Manager Information	34
	Conflicts of Interest	34
	Valuation of Fund Investments	35
	Dividends, Distributions and Taxes	36

Financial Highlights	Financial Performance of the Fund	37

General Information	Shareholder Documents	41
	Certain Fund Policies	41
	Statement of Additional Information	42

Glossary	Glossary of Investment Terms	43

For More Information	Fund and Service Providers	Inside Back Cover

Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock International Bond Portfolio

This prospectus provides information about the International Bond Portfolio of BlackRock Funds II. The International Bond Portfolio is referred to in this prospectus as the “Fund.” The Fund represents a separate portfolio of securities and has its own investment objective.

The Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

The prospectus includes sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold are defined in the Glossary.

What is the Fund’s investment objective?

The Fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

What is the Fund’s main investment strategy?

In pursuit of this goal, the Fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The Fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The Fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The Fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Under normal market conditions, the Fund will invest significantly (at least 40%) in issuers (i) organized or located outside the U.S. (including non-U.S. government), (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S. (i.e., a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.). The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

4

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Risks of concentrating in one country — Investing a significant portion of assets in one country makes the Fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the Fund’s performance more dependent on developments in those countries.

■

Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Fund may be an appropriate investment for you if you:

■	Are looking to invest in non-dollar denominated bonds of issuers located outside of the United States

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in non-U.S. bonds

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of non-U.S. bonds in general

5

Risk/Return Information

The chart and table shown below give you a picture of the International Bond Fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, Investor B, Investor C and Institutional Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

Investor A Shares

ANNUAL TOTAL RETURNS

International Bond

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 10.26% (quarter ended December 31, 2004) and the lowest return for a quarter was –6.09% (quarter ended September 30, 2008).

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/08	1 Year	5 Years	10 Years
BlackRock International Bond Portfolio — Investor A Shares
Return Before Taxes[1]	–1.66%	2.56%	5.25%
Return After Taxes on Distributions[1]	–4.99%	1.19%	3.24%
Return After Taxes on Distributions and Sale of Shares[1]	–1.09%	1.39%	3.23%
BlackRock International Bond Portfolio — Investor B Shares
Return Before Taxes[1]	–2.59%	2.24%	5.15%
BlackRock International Bond Portfolio — Investor C Shares
Return Before Taxes[1]	0.68%	2.56%	4.88%
BlackRock International Bond Portfolio — Institutional Shares
Return Before Taxes[1]	2.72%	3.71%	6.09%
Citigroup Non-U.S. World Government Bond index (Reflects no deduction for fees, expenses or taxes)	10.11%	5.97%	5.59%
[1]	Includes all applicable fees and sales charges.
[2]	Investor B Shares automatically convert to Investor A Shares after approximately seven years. All returns for periods greater than seven years reflect this conversion.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

6

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [2]	4.50%[3]	1.00%[4]	None
Redemption Fee[5]	2.00%	2.00%	2.00%	2.00%
Exchange Fee	— [5]	— [5]	— [5]	— [5]

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.39%	0.45%	0.33%	0.24%
Interest Expense[6]	—%	—%	—%	—%
Acquired Fund Fees and Expenses[7]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[7]	1.20%	2.01%	1.89%	0.80%
Fee Waivers and Expense Reimbursements[8]	—%	—%	—%	—%
Net Annual Fund Operating Expenses[8]	1.20%	2.01%	1.89%	0.80%
[1]

Reduced front-end sales charges may be available (see the section “Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

[2]

A contingent deferred sales charge (“CDSC”) of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more.

[3]

The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “How to Choose a Share Class that Best Suits Your Needs — Investor B Shares”) for the complete schedule of CDSCs.) As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment. Investor B Shares automatically convert to Investor A Shares approximately seven years after you buy them and will no longer be subject to distribution fees.

[4]	There is no CDSC on Investor C Shares after one year.
[5]

The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[6]

The Fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2008, the interest expense on the Fund for such transactions was less than 0.01%.

[7]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[8]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.19% (for Investor A Shares), 2.25% (for Investor B and C Shares) and 1.03% (for Institutional Shares) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Fund” section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A1	$517	$766	$1,033	$1,796
Investor B Redemption[2]	$654	$980	$1,283	$2,031[3]
Investor B No Redemption	$204	$630	$1,083	$2,031[3]
Investor C Redemption[2]	$292	$594	$1,021	$2,212
Investor C No Redemption	$192	$594	$1,021	$2,212
Institutional Shares	$82	$255	$444	$990
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of CDSC.
[3]	Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

8

Details About the Fund

How the Fund Invests

Investment Goal

The Fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the Fund when the management team determines that they have the potential for above-average total return. The Fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

Primary Investment Strategies

In pursuit of this goal, the Fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The Fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The Fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The Fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Under normal market conditions, the Fund will invest significantly (at least 40%) in issuers (i) organized or located outside the U.S. (including non-U.S. government), (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S. (i.e., a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.). The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

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Illiquid Securities — The Fund may invest a small portion of its assets in illiquid securities that it may be unable to sell quickly, or may be able to sell only at a price below current value.

Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange- traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

Temporary Defensive Strategies — For temporary defensive purposes, the Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The International Bond Portfolio is managed by a team of financial professionals. Andrew Gordon and Scott Thiel are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund. Please see
“Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. “Investment Policies” in the Statement of Additional Information also includes more information about the Fund, its investments and the related risks. There can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the Fund will not lose value. This means you could lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in non-dollar denominated bonds of issuers located outside of the United States.

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the

10

Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the

11

United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Forward Foreign Currency Exchange Contracts Risk — Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Interest Rate Risk — Interest rate risk refers to the risk that interest rates may rise. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Leverage Risks — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risks — Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of a Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that a Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Risks of Concentrating in One Country — Investing a significant portion of assets in one country makes the Fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the Fund’s performance more dependent on developments in those countries.

12

Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

13

Account Information

How to Choose the Share Class that Best Suits Your Needs

The Fund currently offers multiple share classes (Investor A, Investor B, Investor C and Institutional shares in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same portfolio investments of the Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional Shares, you will not pay any sales charge. However, only certain investors may buy Institutional shares.

If you select Investor A Shares, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor B or Investor C Shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year for Investor B Shares and 0.75% per year for Investor C Shares, and a service fee of 0.25% per year for all three classes of shares under plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor B or Investor C Shares. Classes with the lower expenses will have higher net asset values and dividends relative to other share classes. If you redeem (either by sale or exchange) shares of any class within 30 days of purchase or exchange, you will generally be charged a redemption fee unless certain conditions are met.

The Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of the Investor and Institutional classes of the Fund.

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Share Classes at a Glance

	Investor A1	Investor B1	Investor C1	Institutional[1]
Availability	Generally available through selected securities dealers and other financial intermediaries.	Available only for exchange and for dividend and capital gain reinvestment.	Generally available through selected securities dealers and other financial intermediaries.[2]

Limited to certain investors, including:

• Current Institutional shareholders that meet certain requirements

• Certain retirement plans

• Participants in certain programs sponsored by BlackRock or its affiliates or financial intermediaries.

• Certain employees and affiliates of BlackRock or its affiliates.

Minimum Investment	$1,000 for all accounts except: • $250 for certain fee-based programs • $50, if establishing Automatic Investment Plan (AIP)	Investor B Shares are not generally available for purchase (see above)	$1,000[3] for all accounts except: • $250 for certain fee-based programs • $50, if establishing Automatic Investment Plan (AIP)	• $2 million for institutions and individuals. • Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.
Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges are available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No. (May be charged for purchases of $1 million or more that are redeemed within eighteen months).	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No.
Distribution and Service (12b-1) Fees?	0.25% Annual Service Fee. No Distribution Fee.	0.25% Annual Service Fee. 0.75% Annual Distribution Fee.	0.25% Annual Service Fee. 0.75% Annual Distribution Fee.	No.
Redemption Fees?	Yes. Payable if you redeem or exchange within 30 days of purchase.	Yes. Payable if you redeem or exchange within 30 days of purchase.	Yes. Payable if you redeem or exchange within 30 days of purchase.	Yes. Payable if you redeem or exchange within 30 days of purchase.

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Share Classes at a Glance

	Investor A1	Investor B1	Investor C1	Institutional[1]
Conversion to Investor A Shares?	N/A	Yes, automatically after approximately seven years.	No.	No.
Advantage	Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.	No up-front sales charge so you start off owning more shares.	No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to Investor A or Investor B Shares.	No up-front sales charge so you start off owning more shares.
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares.	Closed to new purchases. You pay ongoing distribution fees each year you own Investor B Shares, which means that you can expect lower total performance than Investor A Shares.	You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than Investor A Shares. Unlike Investor B Shares, Investor C Shares do not convert to Investor A Shares, so you will continue paying the ongoing distribution fees as long as you hold the Investor C Shares. Over the long term, this can add up to higher total fees than either Investor A Shares or Investor B Shares.	Limited availability.
[1]	Please see “Details About Share Classes” for more information about each share class.
[2]

If you establish a new account directly with the Fund and do not have a financial intermediary associated with your account, you may only invest in Investor A Shares. Applications without a financial intermediary that select Investor B or Investor C Shares will not be accepted.

[3]

The Fund will not accept a purchase order of $50,000 or more for Investor B Shares and $500,000 or more for Investor C Shares. Your financial professional may set a lower maximum for Investor B or Investor C Shares.

The following pages will cover the additional details of each share class, including the Institutional Shares requirements, the sales charge table for Investor A Shares, reduced sales charge information, Investor B and Investor C Share CDSC information, and sales charge waivers.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Statement of Additional Information (“SAI”), which is available on the website or on request.

16

Details about the Share Classes

Investor A Shares — Initial Sales Charge Option

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Dealer Compensation As a % of Offering Price
Less than $25,000	4.00%	4.17%	3.75%
$25,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.25%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over[2]	0.00%	0.00%	—	[2]
[1]	Rounded to the nearest one-hundredth percent.
[2]

If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 0.75% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Fund dividends or capital gains.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Shares Charge Option” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below). Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together. These may include shares held in accounts held at a financial intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the right of accumulation and Letter of Intent the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Fund, the investor should inform the financial professional, financial intermediary or BlackRock Funds of any other shares of the Fund or any other BlackRock Fund owned by (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. Failure by the investor to notify the financial professional, financial intermediary or the BlackRock Funds, may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The financial professional, financial intermediary or the BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children under the age of twenty one — showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Fund

17

and/or the investor’s financial professional, financial intermediary or BlackRock Funds may not be able to maintain this information.

For more information, see the SAI or contact your financial professional or financial intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A, Investor B, Investor C or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, Investor B, Investor C and Institutional Shares in most BlackRock Funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

A sales charge waiver on a purchase of Investor A Shares may also apply for:

■	Authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans;

■	Persons investing through an authorized payroll deduction plan;

■	Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”);

■	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund;

■	Persons associated with the Fund, the Fund’s Distributor, BlackRock, the Fund’s sub-adviser or Transfer Agent, and their affiliates;

■

Persons participating in a fee-based program under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and

■	Employees of MetLife.

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 0.75% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “Contingent Deferred Sales Charge Waivers.”

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B or Investor C Shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Investor B Shares within six years after purchase or your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge. The charge will apply to the lesser of the original cost of shares being redeemed or the proceeds of your redemption and is calculated without regard to any redemption fee. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. You will also pay distribution fees of 0.75% and service fees of 0.25% for both classes of shares each year. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and

18

may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial professional or financial intermediary who assists you in purchasing Fund shares.

The Distributor currently pays dealers a sales concession of 4.00% of the purchase price of Investor B Shares from its own resources at the time of sale. The Distributor also normally pays the annual Investor B Shares service fee to dealers as a shareholder servicing fee on a monthly basis. The Distributor normally retains the Investor B Shares distribution fee.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C Shares from its own resources at the time of sale. The Distributor pays the annual Investor C Shares distribution fee and the annual Investor C Shares service fee as an ongoing concession and as a shareholder servicing fee, respectively, to dealers for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. Under certain circumstances, the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor B Shares

If you redeem Investor B Shares within six years after purchase, you may be charged a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. When you redeem Investor B Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor B Shares that are not subject to the deferred sales charge are redeemed first. After that, the Fund redeems the Shares that have been held the longest. In addition, no deferred sales charge is charged on Investor B Shares acquired through the reinvestment of dividends or distributions. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge[1]
0 – 1	4.50%
1 – 2	4.00%
2 – 3	3.50%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	0.00%
[1]

The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock Fund, the original sales charge schedule will apply.

Any CDSC paid on a redemption of Investor B Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Your Investor B Shares convert automatically into Investor A Shares approximately seven years after purchase. Any Investor B shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A Shares are subject to lower annual expenses than Investor B Shares. The conversion of Investor B Shares to Investor A Shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Investor B Shares of different BlackRock Funds. For example, Investor B Shares of fixed-income funds typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B Shares in an exchange from another fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B Shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C Shares

If you redeem Investor C Shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption and will be calculated without regards to any redemption fee. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or capital gains. Any CDSC paid on

19

the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Investor C Shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor A, Investor B and Investor C Shares may be reduced or waived in certain circumstances, such as:

■	Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans

■	Exchanges pursuant to the exchange privilege, as described in “How to Exchange Shares or Transfer your Account”

■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2

■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old

■	Redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or an affiliate

■

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)

■	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares

■	Involuntary redemptions made of shares in accounts with low balances

■	Certain redemptions made through the Systematic Withdrawal Plan offered by the Fund, BlackRock or an affiliate

■	Redemptions related to the payment of PNC Trust Company custodial IRA fees

■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your financial professional or other financial intermediary can help you determine whether you are eligible to buy Institutional Shares.

Eligible Institutional investors include the following:

■

Investors who currently own Institutional Shares of the Fund may make additional purchases of Institutional Shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums;

■	Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund;

■	Certain qualified retirement plans;

■	Investors in selected fee-based programs;

■	Clients of registered investment advisers who have $250,000 invested in the Fund;

■

Trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company, FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets;

■	Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor;

■	Holders of certain Merrill Lynch sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of the Fund; and

■	Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch & Co., Inc. (“Merrill Lynch”), The PNC Financial Services Group, Inc. (“PNC”) or their affiliates.

20

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your financial professional or financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or financial intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason.

In addition, the Fund may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

21

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	First, select the share class appropriate for you

Refer to the “Share Classes at a Glance” table in this prospectus (be sure to read this prospectus carefully). When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares).

Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your financial representative can help you determine which share class is appropriate for you.

Next, determine the amount of your investment

•  Refer to the minimum initial investment in the “Share Classes at a Glance” table of this prospectus. Be sure to note the maximum investment amounts in Investor B and Investor C Shares.

•  See “Account Information — Details About the Share Classes” for information on a lower initial investment requirement for certain Fund investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Have your financial professional or financial intermediary submit your purchase order

The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“Exchange” or “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Other financial intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for accounts held directly with BlackRock)	To purchase shares directly with BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to “BlackRock Funds” to PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”), formerly PFPC Inc., at the address on the application.
Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 for all accounts except that certain retirement plans may have a lower minimum for additional purchases and certain programs may have higher minimums. (The minimums for additional purchases may be waived under certain circumstances.)
	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary. For more details on purchasing by Internet see below.
	Or contact BlackRock (for accounts held directly with BlackRock)	Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

22

How to Buy Shares

	Your Choices	Important Information for You to Know

Add to Your Investment (continued)	Or contact BlackRock (for accounts held directly with BlackRock) (continued)

Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.

Purchase by VRU: Investor Shares may also be purchased by use of the Fund’s automated voice response unit service (VRU) at (800) 441-7762.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made.

Certain institutional clients’ purchase orders of Institutional Shares placed by wire prior to the close of business on the NYSE will be placed at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. The Fund limits Internet purchases in shares of the Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762, or contact your financial professional (if your account is not held directly with BlackRock).
Participate in the Automatic Investment Plan (AIP)

BlackRock’s Automatic Investment Plan (AIP) allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Account Services and Privileges” section of this prospectus for additional information.

How to Pay for Shares	Making payment for purchases

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your financial professional or financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day (in the case of Investor Shares) or first business day (in the case of Institutional Shares) following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or financial intermediary will be responsible for any loss to the Fund.

For shares purchased directly from the Fund, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application.

There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the Fund to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

23

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares	Have your financial professional or other financial intermediary submit your sales order

You can also make redemption requests through your financial professional. Shareholders should indicate whether they are redeeming Investor A, Investor B, Investor C or Institutional Shares. The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial professional or financial intermediary prior to that day’s close of business on the Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Financial intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming.

The Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming

Redeem by Telephone: You may sell Investor Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through the Automated Clearing House Network (ACH) or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee.

For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. Call (800) 441-7762 for details.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by VRU: Investor Shares may also be redeemed by use of the Fund’s automated voice response unit service (VRU). Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Payment of Redemption Proceeds: Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer.

24

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)

Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by the Fund.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally sent on the next business day following redemption on which the Fund’s custodian is open for business.

The Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Fund.

* * *

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

25

How to Exchange Shares or Transfer your Account

	Your Choices	Important Information for You to Know

Exchange Privilege	Selling shares of one fund to purchase shares of another fund (“exchanging”)

Investor A, Investor B, Investor C, and Institutional Shares of the Fund are generally exchangeable for shares of the same class of another BlackRock Fund.

You can exchange $1,000 or more of Investor A, Investor B or Investor C Shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor A, Investor B or Investor C Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of the Fund may make exchanges into Institutional Shares of other funds except for investors holding shares through certain client accounts at financial professionals that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors. If you held the exchanged shares for 30 days or less you may be charged a redemption fee (please refer to the “Redemption Fee” section of this prospectus for additional information).

Some of the BlackRock Funds impose a different deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege, you may contact your financial professional or financial intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Fund has the right to reject any telephone request for any reason.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short Term Trading Policy” below. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other financial professional before making an exchange request.

Transfer Shares to Another Financial Intermediary	Transfer to a participating financial intermediary

You may transfer your shares of the Fund only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

Transfer to a non-participating financial intermediary

You must either:

•  Transfer your shares to an account with the Fund; or

•  Sell your shares, paying any applicable deferred sales charge.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

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Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan (AIP)	Allows systematic investments on a periodic basis from checking or savings account.	BlackRock’s Automatic Investment Plan (AIP) allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the Automatic Investment Plan application. The minimum investment amount for an automatic investment plan is $50 per portfolio.
Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to special payee. Please call (800) 441-7762 for details. If investing into another fund at BlackRock, the receiving fund must be open to new purchases.
EZ Trader	Allows an investor to purchase or sell Investor class shares by telephone or over the Internet through ACH.

(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your financial professional if your account is held elsewhere).

Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Systematic Exchange	This feature can be used by investors to systematically exchange money from one fund to up to four other funds.	A minimum of $10,000 in the initial BlackRock Fund is required and investments in any additional funds must meet minimum initial investment requirements.
Systematic Withdrawal Plan (SWP)	This feature can be used by investors who want to receive regular distributions from their accounts.

To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a BlackRock Fund.

Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A, Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A, Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A, Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or financial intermediary for details.

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Reinstatement Privilege	If you redeem Investor A or Institutional Shares, and within 60 days buy new Investor A Shares of the SAME fund, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial professional of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Fund’s Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;

■

Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 (or the minimum required initial investment for Institutional Shares) due to redemptions you have made. You will be notified that the value of your account is less than $500 (or the minimum required initial investment for Institutional Shares) before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 (or the minimum required initial investment for Institutional Shares) before the Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or financial intermediaries that have agreements with the Distributor, you may be able to buy Institutional Shares, including by exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of the Fund, but may be subject to upfront sales charges. Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional or financial intermediary.

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Short-Term Trading Policy

The Board of Trustees of the Fund (“Board”) has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of the Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.

The Fund invests in non-U.S. securities and is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See “Redemption Fee” below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

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Redemption Fee

The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of the Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by:

■

accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

■	accounts of shareholders who have died or become disabled;

■	shareholders redeeming or exchanging shares:

—	through the Fund’s Systematic Withdrawal Plan or Systematic Exchange Plan,

—	in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account,

—	in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

■	shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;

■	redemptions of shares acquired through dividend reinvestment;

■	BlackRock Funds whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders; and

■	certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship.

The Fund reserves the right to modify or eliminate these waivers at any time.

The following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology
BlackRock Global Dynamic Equity Fund	Opportunities Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Global SmallCap Fund, Inc.	BlackRock Small Cap Value Equity Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock International Diversification Fund	BlackRock U.S. Opportunities Portfolio
BlackRock International Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Index Fund	MFS Research International FDP Fund

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FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Fund has adopted plans (the “Plans”) that allow the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plans, Investor B and Investor C Shares pay a distribution fee to the Distributor, and/or its affiliates (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and its affiliates (including BlackRock) for sales support services provided in connection with the sale of Investor B and Investor C Shares. The distribution fees may also be used to pay financial intermediaries (and their affiliates) for sales support services and related expenses. All Investor B and Investor C Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the Fund. Institutional and Investor A Shares do not pay a distribution fee.

Under the Plans, the Fund also pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of the Fund to brokers, dealers, financial institutions and industry professional (including BlackRock and its affiliates) (each a “Financial Intermediary”) for providing support services to their customers who own Investor A, Investor B and Investor C Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor A, Investor B and Investor C Shares of the Fund. All Investor A, Investor B and Investor C Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor A, Investor B and Investor C Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor A, Investor B and Investor C Shares;

■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares.

Because the fees paid by the Fund under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B and Investor C Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plans, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a financial intermediary pursuant to a Plan and fees the Fund pays to its Transfer Agent, BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a financial intermediary pursuant to which the Fund will pay a financial intermediary for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the

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financial intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

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Management of the Fund

BlackRock

BlackRock, the Fund’s manager, manages the Fund’s investments and its business operations subject to the oversight of the Fund’s Board. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

For the fiscal year ended September 30, 2008, the aggregate management fee, net of any applicable waivers, paid by the Fund to BlackRock as a percentage of average daily net assets, was 0.55%.

The Fund has entered into a management agreement (the “Management Agreement”) with BlackRock under which BlackRock receives for its services to the Fund a monthly fee in arrears at an annual rate equal to 0.55% of the average daily net assets of the Fund not exceeding $1 billion; 0.50% of the average daily net assets of the Fund exceeding $1 billion but not exceeding $2 billion; 0.475% of the average daily net assets of the Fund exceeding $2 billion but not exceeding $3 billion; and 0.45% of the average daily net assets of the Fund exceeding $3 billion.

BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, if any) of each share class of the Fund at the levels shown in the Fund’s expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund’s manager or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

BlackRock has entered into a sub-advisory agreement with the BlackRock Financial Management, Inc. (the “Sub-Adviser”), an affiliate of BlackRock, under which BlackRock pays the Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio.

A discussion of the basis for the Board of Trustees’ approval of the Management Agreement with BlackRock and the sub-advisory agreement between BlackRock and the Sub-Adviser is included in the Fund’s annual shareholder report for the fiscal year ended September 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

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Portfolio Management Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The International Bond Portfolio is managed by a team of financial professionals. Andrew Gordon and Scott Thiel are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew Gordon	Responsible for the day-to-day management of the Fund‘s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	1997	Managing Director of BlackRock, Inc. since 1996.
Scott Thiel	Responsible for the day-to-day management of the Fund‘s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2004	Managing Director of BlackRock, Inc. since 2002.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, for the purposes of this section, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate having positions that are adverse to those of the Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

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The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses, Investor A Shares will have a higher net asset value than Investor B or Investor C Shares. Also, dividends paid on Investor A and Institutional Shares will generally be higher than dividends paid on Investor B and Investor C Shares because Investor A and Institutional Shares have lower expenses.

The Fund’s assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Fund values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. Certain short-term debt securities are valued on the basis of amortized cost. The Fund may invest in foreign securities. Foreign currency exchange rates are generally determined as of the close of business on the Exchange. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

35

Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Funds make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a Fund are paid within 10 days after the end of each month. The Funds’ Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a Fund at least annually at a date determined by the Funds’ Board of Trustees. A Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

Your distributions will be reinvested at net asset value in new shares of the same class of the Funds unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from a Fund whether you receive them in cash or additional shares.

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

When you sell your shares of a Fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a Fund is invested in non-U.S. securities, the Fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Certain states may exempt from state income taxation all or a portion of the income dividends paid by the Government Income Fund. This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Fund.

36

Financial Highlights of BlackRock International Bond Portfolio

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$11.56	$10.96	$11.13	$11.41	$11.07
Net investment income[1]	0.40	0.35	0.32	0.28	0.28
Net realized and unrealized gain (loss)	(0.38)	0.58	(0.20)	0.03	0.51
Net increase from investment operations	0.02	0.93	0.12	0.31	0.79
Dividends and distributions from:
Net investment income	(0.39)	(0.33)	(0.29)	(0.58)	(0.45)
Tax return of capital	—	—	—	—	—
Net realized gain	—	—	—	(0.01)	—
Total dividends and distributions	(0.39)	(0.33)	(0.29)	(0.59)	(0.45)
Redemption fees added to paid-in capital[2]	—	—	—	—	—
Net asset value, end of year	$11.19	$11.56	$10.96	$11.13	$11.41
Total Investment Return
Based on net asset value[3]	0.02%	8.64%[4]	1.15%	2.46%	7.20%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.79%	0.77%	0.87%	0.94%	0.94%
Total expenses after waivers, reimbursement and fees paid indirectly	0.79%	0.77%	0.87%	0.94%	0.94%
Total expenses	0.79%	0.77%	0.89%	0.95%	0.96%
Net investment income	3.32%	3.19%	2.93%	2.43%	2.44%
Supplemental Data
Net assets, end of year (000)	$180,834	$213,262	$229,648	$346,746	$133,544
Portfolio turnover	151%[5]	77%	148%	164%	240%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[4]	The total return was not impacted by the reimbursement of losses made by the investment manager.
[5]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

37

Financial Highlights of BlackRock International Bond Portfolio (continued)

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$11.57	$10.98	$11.14	$11.42	$11.07
Net investment income[1]	0.35	0.31	0.29	0.25	0.23
Net realized and unrealized gain (loss)	(0.36)	0.57	(0.19)	0.03	0.52
Net increase (decrease) from investment operations	(0.01)	0.88	0.10	0.28	0.75
Dividends and distributions from:
Net investment income	(0.35)	(0.29)	(0.26)	(0.55)	(0.40)
Tax return of capital	—	—	—	—	—
Net realized gain	—	—	—	(0.01)	—
Total dividends and distributions	(0.35)	(0.29)	(0.26)	(0.56)	(0.40)
Redemption fees added to paid-in capital[2]	—	—	—	—	—
Net asset value, end of year	$11.21	$11.57	$10.98	$11.14	$11.42
Total Investment Return
Based on net asset value[3,4]	(0.29)%	8.13%[5]	0.93%	2.21%	6.84%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.17%	1.16%	1.18%	1.18%	1.31%
Total expenses after waivers, reimbursement and fees paid indirectly	1.17%	1.16%	1.18%	1.18%	1.31%
Total expenses	1.19%	1.22%	1.39%	1.29%	1.43%
Net investment income	2.90%	2.79%	2.64%	2.17%	2.06%
Supplemental Data
Net assets, end of year (000)	$138,912	$110,810	$141,130	$182,321	$123,145
Portfolio turnover	151%[6]	77%	148%	164%	240%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	The total return was not impacted by the reimbursement of losses made by the investment manager.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

38

Financial Highlights of BlackRock International Bond Portfolio (continued)

	Investor B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$11.58	$10.98	$11.14	$11.42	$11.07
Net investment income[1]	0.25	0.22	0.20	0.17	0.15
Net realized and unrealized gain (loss)	(0.37)	0.57	(0.19)	0.02	0.51
Net increase (decrease) from investment operations	(0.12)	0.79	0.01	0.19	0.66
Dividends and distributions from:
Net investment income	(0.25)	(0.19)	(0.17)	(0.46)	(0.31)
Tax return of capital	—	—	—	—	—
Net realized gain	—	—	—	(0.01)	—
Total dividends and distributions	(0.25)	(0.19)	(0.17)	(0.47)	(0.31)
Redemption fees added to paid-in capital[2]	—	—	—	—	—
Net asset value, end of year	$11.21	$11.58	$10.98	$11.14	$11.42
Total Investment Return
Based on net asset value[3,4]	(1.18)%	7.30%[5]	0.10%	1.45%	6.04%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	2.00%	2.01%	2.02%	1.93%	2.06%
Total expenses after waivers, reimbursement and fees paid indirectly	2.00%	2.01%	2.02%	1.93%	2.06%
Total expenses	2.00%	2.01%	2.03%	1.95%	2.09%
Net investment income	2.11%	1.96%	1.79%	1.43%	1.32%
Supplemental Data
Net assets, end of year (000)	$9,347	$12,539	$15,475	$19,705	$16,780
Portfolio turnover	151%[6]	77%	148%	164%	240%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	The total return was not impacted by the reimbursement of losses made by the investment manager.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

39

Financial Highlights of BlackRock International Bond Portfolio (concluded)

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$11.61	$11.01	$11.17	$11.45	$11.10
Net investment income[1]	0.27	0.24	0.21	0.17	0.15
Net realized and unrealized gain (loss)	(0.42)	0.57	(0.19)	0.02	0.51
Net increase (decrease) from investment operations	(0.15)	0.81	0.02	0.19	0.66
Dividends and distributions from:
Net investment income	(0.26)	(0.21)	(0.18)	(0.46)	(0.31)
Tax return of capital	—	—	—	—	—
Net realized gain	—	—	—	(0.01)	—
Total dividends and distributions	(0.26)	(0.21)	(0.18)	(0.47)	(0.31)
Redemption fees added to paid-in capital[2]	—	—	—	—	—
Net asset value, end of year	$11.20	$11.61	$11.01	$11.17	$11.45
Total Investment Return
Based on net asset value[3,4]	(1.40)%	7.41%[5]	0.17%	1.45%	6.03%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.87%	1.89%	1.94%	1.93%	2.04%
Total expenses after waivers, reimbursement and fees paid indirectly	1.88%	1.89%	1.94%	1.93%	2.04%
Total expenses	1.88%	1.89%	1.95%	1.94%	2.07%
Net investment income	2.23%	2.12%	1.88%	1.42%	1.32%
Supplemental Data
Net assets, end of year (000)	$35,742	$39,777	$50,795	$65,555	$36,947
Portfolio turnover	151%[6]	77%	148%	164%	240%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	The total return was not impacted by the reimbursement of losses made by the investment manager.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

40

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery

■	Log into your account

Delivery of Shareholder Documents

The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762 .

Certain Fund Policies

Anti-Money Laundering Requirements

The Fund is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Professionals; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

41

Statement of Additional Information

If you would like further information about the Fund, including how the Fund invests, please see the Statement of Additional Information.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

42

Glossary

Glossary of Investment Terms

Bonds — Debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Credit Default Swaps — In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration — A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds — Sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth highest rating category of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade — Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity — The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond — A bond that receives different ratings from two or more rating agencies.

Total Return — A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Professionals and other financial intermediaries, advertising and promotion.

Interest Expense — The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing the Fund.

Other expenses — Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund (paid directly by a shareholder).

43

Glossary of Other Terms

Citigroup Non-U.S. World Government Bond Index — An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Service Organizations — Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

44

For More Information

Fund and Service Providers

THE FUND

BlackRock Funds II

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Financial Management, Inc.

40 East 52nd Street

New York, New York 10022

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.

Bellevue Corporate Center

301 Bellevue Parkway

Wilmington, DE 19809

DISTRIBUTOR

BlackRock Investments, Inc.

40 East 52nd Street

New York, New York 10022

CUSTODIAN

PFPC Trust Company

8800 Tinicum Boulevard

Philadelphia, PA 19153

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments. The annual report describes the Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (“SAI”)

A Statement of Additional Information, dated January 28, 2009, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762 . The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9819

Providence, Rhode Island 02940-8019

Overnight Mail

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860

(800) 441-7762

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-16102-INV-0109

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Aggressive Growth Prepared Portfolio

BlackRock Conservative Prepared Portfolio

BlackRock Growth Prepared Portfolio

BlackRock Moderate Prepared Portfolio

Investor A, Investor C, Institutional and R Shares

Prospectus

January 28, 2009

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-441-7762 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

Funds Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock Aggressive Growth Prepared Portfolio	4
	Risk/Return Information	7
	Expenses and Fees	8
	Key Facts About BlackRock Conservative Prepared Portfolio	9
	Risk/Return Information	12
	Expenses and Fees	13
	Key Facts About BlackRock Growth Prepared Portfolio	14
	Risk/Return Information	17
	Expenses and Fees	18
	Key Facts About BlackRock Moderate Prepared Portfolio	19
	Risk/Return Information	22
	Expenses and Fees	23

Details About the Funds	How Each Fund Invests	25
	Investment Risks	29
	Information About the Underlying Funds	37

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	How to Choose the Share Class that Best Suits Your Needs	52
	Details about the Share Classes	54
	How to Buy, Sell, Exchange and Transfer Shares	57
	Account Services and Privileges	63
	Funds’ Rights	64
	Participation in Fee-Based Programs	64
	Short-Term Trading Policy	64
	Redemption Fee	66
	Distribution and Service Payments	66

Management of the Funds	Information about BlackRock and the Portfolio Manager
	BlackRock	68
	Portfolio Management Information	68
	Conflicts of Interest	69
	Valuation of Fund Investments	69
	Dividends, Distributions and Taxes	70

Financial Highlights	Financial Performance of the Funds	72

General Information	Shareholder Documents	76
	Certain Fund Policies	76
	Statement of Additional Information	77

Glossary	Glossary of Investment Terms	78

For More Information	Fund and Service Providers	Inside Back Cover

Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about the BlackRock Aggressive Growth Prepared Portfolio, BlackRock Conservative Prepared Portfolio, BlackRock Growth Prepared Portfolio and BlackRock Moderate Prepared Portfolio of BlackRock Funds II. The funds are collectively referred to in this prospectus as the “Funds.” Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”).

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold are defined in the Glossary.

BlackRock Aggressive Growth Prepared Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Aggressive Growth Prepared Portfolio (“Aggressive Growth Fund”) is to seek long term capital appreciation. Current income is not a consideration.

What is the Fund’s main investment strategy?

The Fund, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target allocation of 100% of assets to underlying equity funds, the Fund may have an equity/fixed income allocation ranging to 90%/10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.

The Fund’s equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The Fund’s fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk bonds”), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio manager and can be changed to reflect the current market environment.

The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund is a non-diversified portfolio under the Investment Company Act of 1940.

What are the main risks of investing in the Aggressive Growth Fund?

The Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Equity Securities Risk — Equity securities include common, preferred and convertible preferred stocks and securities the values at which are tied to the prices of stocks, such as rights, warrants and convertible debt securities. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

4

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■	Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due.

■

Small and Mid-Capitalization Company Risk — Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■

Investments in Mutual Funds — The Fund’s investments are concentrated in underlying BlackRock Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Fund generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds’ performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If an underlying fund were to change its investment objective or policies, the Fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■

Affiliated Fund Risk — In managing the Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds.

■

Non-Diversified Status — Because the Fund invests principally in shares of underlying funds, it is considered “non-diversified” under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market’s assessment of the financial condition, of a company whose securities are held by the fund.

■

Derivatives Risks — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

5

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

Emerging Markets Risk — Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in “Foreign Securities Risk” above, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

For additional information about the Aggressive Growth Fund’s risks, see Investment Risks below.

Who should invest?

The Aggressive Growth Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in equity and debt securities;

■	Are seeking only capital appreciation;

■	Are a long-term investor;

■	Are willing to take on a relatively greater level of risk; and

■	Are seeking to invest in a growth oriented fund.

6

Risk/Return Information

The chart and table shown below give you a picture of the Aggressive Growth Fund’s long-term performance for Investor A Shares (in the chart) and for Investor A Shares, Investor C Shares, Institutional Shares and Class R Shares (in the table). The information shows you how the Aggressive Growth Fund’s performance has varied year by year and provides some indication of the risks of investing in the Aggressive Growth Fund. The table compares the Aggressive Growth Fund’s performance to that of a customized weighted index comprised of the returns of the Russell 3000® Index (80%) and MSCI EAFE Index® (20%), recognized unmanaged indices of U.S. stock and non-U.S. stock market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain Aggressive Growth Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

Aggressive Growth Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 8.05% (quarter ended June 30, 2007) and the lowest return for a quarter was –20.52% (quarter ended December 31, 2008).

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/08	1 Year	Since Inception[1]
Aggressive Growth Fund; Investor A
Return Before Taxes[2]	–41.20%	–18.01%
Return After Taxes on Distributions[2]	–41.54%	–18.47%
Return After Taxes on Distributions and Sale of Shares[2]	–26.36%	–14.94%
Aggressive Growth Fund; Investor C
Return Before Taxes[2]	–38.87%	–16.38%
Aggressive Growth Fund; Institutional
Return Before Taxes[2]	–37.66%	–15.51%
Aggressive Growth Fund; Class R Shares
Return Before Taxes[2]	–38.02%	–16.00%
Russell 3000® Index (80%); and MSCI EAFE Index® (20%)	–38.50%	–18.80%
[1]	Fund inception date is December 21, 2006.
[2]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and after tax-returns for other classes of shares will vary.

7

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, Investor C, Institutional and Class R Shares of the Aggressive Growth Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases[1] (as percentage of offering price)	5.25%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	1.00%[3]	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee	None	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses	0.74%	0.72%	0.65%	0.81%
Acquired Fund Fees and Expenses[4,5]	0.80%	0.80%	0.80%	0.80%
Total Annual Fund Operating Expenses[5]	1.79%	2.52%	1.45%	2.11%
Fee Waivers and Expense Reimbursements[6]	(0.56)%	(0.54)%	(0.56)%	(0.72)%
Net Annual Fund Operating Expenses[6]	1.23%	1.98%	0.89%	1.39%
[1]

Reduced front-end sales charges may be available (see the section “Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

[2]

A Contingent Deferred Sales Charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[3]	There is no CDSC on Investor C Shares after one year.
[4]

The Fund’s shareholders indirectly bear the expenses of the underlying funds in which the Fund invests. Underlying fund expenses are based on the allocation of the Fund’s assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see “Information About the Underlying Funds — Description of Underlying Funds.”

[5]

The Total Annual Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

[6]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 1.43% (for Investor A Shares), 2.18% (for Investor C Shares), 1.09% (for Institutional Shares) and 1.59% (for Class R Shares) of average daily net assets. In addition, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.43% (for Investor A Shares), 1.18% (for Investor C Shares), 0.09% (for Institutional Shares) and 0.59% (Class R Shares) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

8

Example:

This example is intended to help you compare the cost of investing in the Aggressive Growth Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period and, in addition, with respect to Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$644	$1,007	$1,394	$2,476
Investor C Shares[2] (Redemption)	$301	$733	$1,292	$2,815
Investor C Shares (No Redemption)	$201	$733	$1,292	$2,815
Institutional Shares	$91	$404	$739	$1,687
Class R Shares	$142	$591	$1,068	$2,385
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of applicable CDSC.

Key Facts About BlackRock Conservative Prepared Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Conservative Prepared Portfolio (“Conservative Fund”) is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on income.

What is the Fund’s main investment strategy?

The Fund, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 40%/60%, the Fund may have an equity/fixed income allocation that ranges from 50%/50% to 30%/70%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.

The Fund’s equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The Fund’s fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk bonds”), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio manager and can be changed to reflect the current market environment.

The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund is a non-diversified portfolio under the Investment Company Act.

What are the main risks of investing in the Conservative Fund?

The Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Equity Securities Risk — Equity securities include common, preferred and convertible preferred stocks and securities the values at which are tied to the prices of stocks, such as rights, warrants and convertible debt securities. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

9

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■	Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due.

■

Small and Mid-Capitalization Company Risk — Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■

Investments in Mutual Funds — The Fund’s investments are concentrated in underlying BlackRock Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Fund generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds’ performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If an underlying fund were to change its investment objective or policies, the Fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■

Affiliated Fund Risk — In managing the Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds.

■

Non-Diversified Status — Because the Fund invests principally in shares of underlying funds, it is considered “non-diversified” under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market’s assessment of the financial condition, of a company whose securities are held by the fund.

■

Derivatives Risks — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

10

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

Emerging Markets Risk — Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in “Foreign Securities Risk” above, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

For additional information about the Conservative Fund’s risks, see Investment Risks below.

Who should invest?

The Conservative Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in equity and debt securities;

■	Are seeking a balance between capital appreciation and high current income, but with a greater focus on income;

■	Are a long-term investor;

■	Are not willing to take on a relatively greater level of risk; and

■	Are seeking to invest in a more conservatively managed fund.

11

Risk/Return Information

The chart and table shown below give you a picture of the Conservative Fund’s long-term performance for Investor A Shares (in the chart) and for Investor A Shares, Investor C Shares, Institutional Shares and Class R Shares (in the table). The information shows you how the Conservative Fund’s performance has varied year by year and provides some indication of the risks of investing in the Conservative Fund. The table compares the Fund’s performance to that of a customized weighted index comprised of the returns of the Barclays Capital U.S. Aggregate Index (60%) (formerly a Lehman Brothers Index), Russell 3000® Index (32%) and MSCI EAFE Index® (8%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain Conservative Fund’s expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

Conservative Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 2.78% (quarter ended September 30, 2007) and the lowest return for a quarter was –10.37% (quarter ended December 31, 2008).

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/08	1 Year	Since Inception[1]
Conservative Fund; Investor A
Return Before Taxes[2]	–25.78%	–10.22%
Return After Taxes on Distributions[2]	–26.49%	–10.99%
Return After Taxes on Distributions and Sale of Shares[2]	–16.58%	–8.93%
Conservative Fund; Investor C
Return Before Taxes[2]	–23.01%	–8.50%
Conservative Fund; Institutional
Return Before Taxes[2]	–21.32%	–7.50%
Conservative Fund; Class R Shares
Return Before Taxes[2]	–21.86%	–8.08%
Barclays Capital U.S. Aggregate Index (60%); Russell 3000® Index (32%); and MSCI EAFE Index® (8%)[3]	–14.38%	–4.40%
[1]	Fund inception date is December 21, 2006.
[2]	Includes all applicable fees and sales charges.
[3]	Barclays Capital U.S. Aggregate Index was formerly Lehman Brothers U.S. Aggregate Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and after tax-returns for other classes of shares will vary.

12

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, Investor C, Institutional and Class R Shares of the Conservative Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases[1] (as percentage of offering price)	5.25%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	1.00%[3]	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee	None	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses	0.85%	0.70%	0.68%	0.83%
Acquired Fund Fees and Expenses[4,5]	0.61%	0.61%	0.61%	0.61%
Total Annual Fund Operating Expenses[5]	1.71%	2.31%	1.29%	1.94%
Fee Waivers and Expense Reimbursements[6]	(0.57)%	(0.45)%	(0.55)%	(0.59)%
Net Annual Fund Operating Expenses[6]	1.14%	1.86%	0.74%	1.35%
[1]

Reduced front-end sales charges may be available (see the section “Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

[2]

A Contingent Deferred Sales Charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[3]	There is no CDSC on Investor C Shares after one year.
[4]

The Fund’s shareholders indirectly bear the expenses of the underlying funds in which the Fund invests. Underlying fund expenses are based on the allocation of the Fund’s assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see “Information About the Underlying Funds — Description of Underlying Funds.”

[5]

The Total Annual Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

[6]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 1.53% (for Investor A Shares), 2.25% (for Investor C Shares), 1.13% (for Institutional Shares) and 1.74% (for Class R Shares) of average daily net assets. In addition, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.53% (for Investor A Shares), 1.25% (for Investor C Shares), 0.13% (for Institutional Shares) and 0.74% (Class R Shares) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.51% (for Investor A Shares), 1.23% (for Investor C Shares), and 0.73% (for Class R Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

13

Example:

This example is intended to help you compare the cost of investing in the Conservative Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period and, in addition, with respect to Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$635	$983	$1,354	$2,393
Investor C Shares[2] (Redemption)	$289	$678	$1,194	$2,611
Investor C Shares (No Redemption)	$189	$678	$1,194	$2,611
Institutional Shares	$76	$355	$655	$1,508
Class R Shares	$137	$552	$992	$2,217
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of applicable CDSC.

Key Facts About BlackRock Growth Prepared Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Growth Prepared Portfolio (“Growth Fund”) is to seek long term capital appreciation. Current income is also a consideration.

What is the Fund’s main investment strategy?

The Growth Fund, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 80%/20%, the Fund may have an equity/fixed income allocation that ranges from 90%/10% to 70%/30%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.

The Fund’s equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The Fund’s fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk bonds”), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio manager and can be changed to reflect the current market environment.

The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund is a non-diversified portfolio under the Investment Company Act of 1940.

What are the main risks of investing in the Growth Fund?

The Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Equity Securities Risk — Equity securities include common, preferred and convertible preferred stocks and securities the values at which are tied to the prices of stocks, such as rights, warrants and convertible debt securities. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

14

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■	Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due.

■

Small and Mid-Capitalization Company Risk — Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■

Investments in Mutual Funds — The Fund’s investments are concentrated in underlying BlackRock Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Fund generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds’ performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If an underlying fund were to change its investment objective or policies, the Fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■

Affiliated Fund Risk — In managing the Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds.

■

Non-Diversified Status — Because the Fund invests principally in shares of underlying funds, it is considered “non-diversified” under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market’s assessment of the financial condition, of a company whose securities are held by the fund.

■

Derivatives Risks — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

15

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

Emerging Markets Risk — Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in “Foreign Securities Risk” above, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

For additional information about the Aggressive Growth Fund’s risks, see Investment Risks below.

Who should invest?

The Growth Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in equity and debt securities;

■	Are seeking capital appreciation with the opportunity for some current income;

■	Are a long-term investor;

■	Are willing to take on a relatively greater level of risk; and

■	Are seeking to invest in a growth oriented fund.

16

Risk/Return Information

The chart and table shown below give you a picture of the Growth Fund’s long-term performance for Investor A Shares (in the chart) and for Investor A Shares, Investor C Shares, Institutional Shares and Class R Shares (in the table). The information shows you how the Growth Fund’s performance has varied year by year and provides some indication of the risks of investing in the Growth Fund. The table compares the Growth Fund’s performance to that of a customized weighted index comprised of the returns of the Barclays Capital U.S. Aggregate Index (20%) (formerly a Lehman Brothers Index), Russell 3000® Index (64%) and MSCI EAFE Index® (16%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain Growth Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

Growth Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 6.23% (quarter ended June 30, 2007) and the lowest return for a quarter was –17.66% (quarter ended December 31, 2008).

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/08	1 Year	Since Inception[1]
Growth Fund; Investor A
Return Before Taxes[2]	–36.66%	–15.51%
Return After Taxes on Distributions[2]	–36.98%	–16.19%
Return After Taxes on Distributions and Sale of Shares[2]	–23.42%	–13.10%
Growth Fund; Investor C
Return Before Taxes[2]	–34.22%	–13.83%
Growth Fund; Institutional
Return Before Taxes[2]	–32.93%	–12.94%
Growth Fund; Class R Shares
Return Before Taxes[2]	–33.27%	–13.43%
Barclays Capital U.S. Aggregate Index (20%); Russell 3000® Index (64%); and MSCI EAFE Index® (16%)[3]	–31.12%	–14.11%
[1]	Fund inception date is December 21, 2006.
[2]	Includes all applicable fees and sales charges.
[3]	Barclays Capital U.S. Aggregate Index was formerly Lehman Brothers U.S. Aggregate Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and after tax-returns for other classes of shares will vary.

17

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, Investor C, Institutional and Class R Shares of the Growth Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases[1] (as percentage of offering price)	5.25%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	1.00%[3]	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee	None	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses	0.47%	0.48%	0.41%	0.52%
Acquired Fund Fees and Expenses[4,5]	0.74%	0.74%	0.74%	0.74%
Total Annual Fund Operating Expenses[5]	1.46%	2.22%	1.15%	1.76%
Fee Waivers and Expense Reimbursements[6]	(0.27)%	(0.31)%	(0.34)%	(0.40)%
Net Annual Fund Operating Expenses[6]	1.19%	1.91%	0.81%	1.36%
[1]

Reduced front-end sales charges may be available (see the section “Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

[2]

A Contingent Deferred Sales Charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[3]	There is no CDSC on Investor C Shares after one year.
[4]

The Fund’s shareholders indirectly bear the expenses of the underlying funds in which the Fund invests. Underlying fund expenses are based on the allocation of the Fund’s assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see “Information About the Underlying Funds — Description of Underlying Funds.”

[5]

The Total Annual Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

[6]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 1.45% (for Investor A Shares), 2.17% (for Investor C Shares), 1.07% (for Institutional Shares) and 1.62% (for Class R Shares) of average daily net assets. In addition, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.45% (for Investor A Shares), 1.17% (for Investor C Shares), 0.07% (for Institutional Shares) and 0.62% (Class R Shares) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.43% (for Investor A Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

18

Example:

This example is intended to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period and, in addition, with respect Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$640	$937	$1,256	$2,158
Investor C Shares[2] (Redemption)	$294	$664	$1,162	$2,530
Investor C Shares (No Redemption)	$194	$664	$1,162	$2,530
Institutional Shares	$83	$332	$600	$1,367
Class R Shares	$138	$515	$917	$2,040
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of applicable CDSC.

Key Facts About BlackRock Moderate Prepared Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Moderate Prepared Portfolio (“Moderate Fund”) is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on capital appreciation.

What is the Fund’s main investment strategy?

The Fund, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 60%/40%, the Fund may have an equity/fixed income allocation that ranges from 70%/30% to 50%/50%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.

The Fund’s equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The Fund’s fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk bonds”), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio manager and can be changed to reflect the current market environment.

The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund is a non-diversified portfolio under the Investment Company Act of 1940.

What are the main risks of investing in the Growth Fund?

The Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Equity Securities Risk — Equity securities include common, preferred and convertible preferred stocks and securities the values at which are tied to the prices of stocks, such as rights, warrants and convertible debt securities. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

19

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■	Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due.

■

Small and Mid-Capitalization Company Risk — Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■

Investments in Mutual Funds — The Fund’s investments are concentrated in underlying BlackRock Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Fund generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds’ performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If an underlying fund were to change its investment objective or policies, the Fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■

Affiliated Fund Risk — In managing the Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds.

■

Non-Diversified Status — Because the Fund invests principally in shares of underlying funds, it is considered “non-diversified” under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market’s assessment of the financial condition, of a company whose securities are held by the fund.

■

Derivatives Risks — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

20

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

Emerging Markets Risk — Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in “Foreign Securities Risk” above, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

For additional information about the Moderate Fund’s risks, see Investment Risks below.

Who should invest?

The Moderate Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in equity and debt securities;

■	Are seeking a balance between long term capital appreciation and high current income, but with a greater focus on capital appreciation;

■	Are a long-term investor;

■	Are willing to take on a relatively moderate level of risk; and

■	Are seeking to invest in a balanced fund.

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Risk/Return Information

The chart and table shown below give you a picture of the Moderate Fund’s long-term performance for Investor A Shares (in the chart) and for Investor A Shares, Investor C Shares, Institutional Shares and Class R Shares (in the table). The information shows you how the Moderate Fund’s performance has varied year by year and provides some indication of the risks of investing in the Moderate Fund. The table compares the Moderate Fund’s performance to that of a customized weighted index comprised of the returns of the Barclays Capital U.S. Aggregate Index (40%) (formerly a Lehman Brothers Index), Russell 3000® Index (48%) and MSCI EAFE Index® (12%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain Moderate Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

Moderate Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 4.40% (quarter ended June 30, 2007) and the lowest return for a quarter was –14.12% (quarter ended December 31, 2008).

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/08	1 Year	Since Inception[1]
Moderate Fund; Investor A
Return Before Taxes[2]	–31.48%	–13.03%
Return After Taxes on Distributions[2]	–32.09%	–13.78%
Return After Taxes on Distributions and Sale of Shares[2]	–20.08%	–11.16%
Moderate Fund; Investor C
Return Before Taxes[2]	–28.92%	–11.38%
Moderate Fund; Institutional
Return Before Taxes[2]	–27.49%	–10.45%
Moderate Fund; Class R Shares
Return Before Taxes[2]	–27.84%	–10.94%
Barclays Capital U.S. Aggregate Index (40%); Russell 3000® Index (48%); and MSCI EAFE Index® (12%)[3]	–23.09%	–9.31%
[1]	Fund inception date is December 21, 2006.
[2]	Includes all applicable fees and sales charges.
[3]	Barclays Capital U.S. Aggregate Index was formerly Lehman Brothers U.S. Aggregate Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and after tax-returns for other classes of shares will vary.

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Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, Investor C, Institutional and Class R Shares of the Moderate Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases[1] (as percentage of offering price)	5.25%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	1.00%[3]	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee	None	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses	0.53%	0.49%	0.50%	0.55%
Acquired Fund Fees and Expenses[4,5]	0.54%	0.54%	0.54%	0.54%
Total Annual Fund Operating Expenses[5]	1.32%	2.03%	1.04%	1.59%
Fee Waivers and Expense Reimbursements[6]	(0.27)%	(0.25)%	(0.41)%	(0.46)%
Net Annual Fund Operating Expenses[6]	1.05%	1.78%	0.63%	1.13%
[1]

Reduced front-end sales charges may be available (see the section “Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

[2]

A Contingent Deferred Sales Charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[3]	There is no CDSC on Investor C Shares after one year.
[4]

The Fund’s shareholders indirectly bear the expenses of the underlying funds in which the Fund invests. Underlying fund expenses are based on the allocation of the Fund’s assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see “Information About the Underlying Funds — Description of Underlying Funds.”

[5]

The Total Annual Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

[6]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 1.51% (for Investor A Shares), 2.24% (for Investor C Shares), 1.09% (for Institutional Shares) and 1.59% (for Class R Shares) of average daily net assets. In addition, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.51% (for Investor A Shares), 1.24% (for Investor C Shares), 0.09% (for Institutional Shares) and 0.59% (Class R Shares) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.48% (for Investor A Shares) and 1.20% (for Investor C Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the Moderate Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period and, in addition, with respect to Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$626	$896	$1,186	$2,009
Investor C Shares[2] (Redemption)	$281	$612	$1,070	$2,339
Investor C Shares (No Redemption)	$181	$612	$1,070	$2,339
Institutional Shares	$64	$290	$534	$1,234
Class R Shares	$115	$457	$822	$1,850
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of applicable CDSC.

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Details About the Funds

How Each Fund Invests

Investment Process

The Funds are intended to provide distinct investment programs to meet the different investment goals, time horizons and risk tolerances of a range of investors. Each Fund is created by BlackRock in a two step process.

The first step is the development of a target asset allocation for each Fund. In general, each Fund invests in two different kinds of underlying funds: those that invest primarily in equity securities (equity funds) and those that invest primarily in fixed income securities (fixed income funds). Equity funds may include funds that invest in any security in furtherance of an investment goal of long term capital appreciation, including domestic and international equities, real estate-related securities and other similar securities, as well as commodities. Fixed income funds may include funds that invest in any security in furtherance of an investment goal of current income, including domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments.

Within the broader categories of equity and fixed income funds, BlackRock seeks to diversify each Fund. Equity funds may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. Fixed income funds may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk bonds”), geographic location, or other factors.

The final asset allocation targets are established by the portfolio manager working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group based on their assessment of what mix of general risk and return characteristics will allow each Portfolio to achieve its investment goal. The portfolio manager, the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group meet regularly to assess market conditions, review the asset allocation targets of the Funds, and determine whether any changes are required.

Although the asset allocation targets listed for each Fund are general, long term targets, BlackRock may periodically adjust the proportion of equity funds and fixed income funds in each Fund based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of each Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

BlackRock regularly monitors the allocations of the Funds to ensure that they adhere over time to the target allocations. The Funds may be brought back to their target allocations either through the direction of daily cash flows to suitable underlying funds or by monthly rebalancing if necessary.

The second step in the creation of each Fund is the selection of the underlying funds. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds in the Fund are considered when selecting underlying funds. The specific underlying funds selected for each Fund are determined at BlackRock’s discretion and may change as deemed appropriate to allow the Funds to meet their investment goals. See “Description of Underlying Funds” for a complete list of the underlying funds, their classification into equity or fixed income funds and a brief description of their investment goals and primary investment strategies.

Because each of the Funds invests principally in shares of underlying funds, each is considered “non-diversified” under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market’s assessment of the financial condition, of a company whose securities are held by the fund. However, in the case of the Funds, this risk is reduced because the underlying funds are themselves generally diversified.

Aggressive Growth Fund

Investment Objective

The investment objective of the Aggressive Growth Fund is to seek long term capital appreciation. Current income is not a consideration.

Primary Investment Strategies

In pursuit of this goal, the Fund, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target

25

allocation of 100% of assets to equity funds, the Fund may have an equity/fixed income allocation ranging to 90%/10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, the portfolio manager working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group will select the target allocations to various styles of equity and fixed income. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk bonds”), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio manager and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Fund may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended.

Conservative Fund

Investment Objective

The investment objective of the Conservative Fund is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on income.

Primary Investment Strategies

In pursuit of this goal, the Fund, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 40%/60%, the Fund may have an equity/fixed income allocation that ranges from 50%/50% to 30%/70%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, the portfolio manager working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group will select the target allocations to various styles of equity and fixed income. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk bonds”), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio manager and can be changed to reflect the current market environment.

26

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Fund may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended.

Growth Fund

Investment Objective

The investment objective of the Growth Fund is to seek long term capital appreciation. Current income is also a consideration.

Primary Investment Strategies

In pursuit of this goal, the Fund, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 80%/20%, the Fund may have an equity/fixed income allocation that ranges from 90%/10% to 70%/30%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, the portfolio manager working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group will select the target allocations to various styles of equity and fixed income. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk bonds”), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio manager and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Fund may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance

27

returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended.

Moderate Fund

Investment Objective

The investment objective of the Moderate Fund is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the Fund, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 60%/40%, the Fund may have an equity/fixed income allocation that ranges from 70%/30% to 50%/50%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, the portfolio manager working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group will select the target allocations to various styles of equity and fixed income. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk bonds”), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio manager and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Fund may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended.

Other Strategies

In addition to investing in the underlying funds, each Fund may also invest uninvested cash balances in affiliated money market funds.

It is possible that in extreme market conditions each Fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with each Fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing each Fund’s opportunity to achieve its investment goal. As part of its normal operations, each Fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. Each Fund will not deviate from its normal strategies if it holds these securities pending investments.

28

Each Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Should the Funds’ Board of Trustees determine that the investment objective of a Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

ABOUT THE PORTFOLIO MANAGER OF THE FUNDS

Philip Green is the portfolio manager and is primarily responsible for the day-to-day management of the Funds. For more information about each Fund’s portfolio manager, see the discussion in the “Management of the Funds —
Portfolio Management Information” section of this Prospectus.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Policies” in the Statement of Additional Information also includes more information about the Funds, their investments and the related risks. There can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

By owning shares of underlying funds, each of the Funds indirectly invests, to varying degrees, in fixed-income and equity securities of U.S. and non-U.S. companies, including small and medium sized companies. Fixed income funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the underlying funds may invest in derivatives. The risks set forth below are the principal risks of investing in the underlying funds. The principal risks of investing in each Fund are set forth in the relevant Fund’s section of this Prospectus. In the following discussion, references to a “fund” shall mean any one or more of the relevant underlying funds and the Funds, where applicable.

No Guarantee that Investments Will Increase in Value — While the management team chooses stocks and fixed-income securities it believes to be in line with a fund’s investment style, there is no guarantee that the investments will increase in value or that they won’t decline. In addition, if a model used by the management team fails to accurately predict which stocks or fixed-income securities will perform well, fund performance will suffer.

Investment Style — Because different kinds of stocks go in and out of favor depending on market conditions, a fund’s performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).

Investing in Equities — Equity securities include common and preferred stocks. Common and preferred stocks represent equity ownership in a company. Stocks are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies the fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry . In addition, they may decline due to general market conditions that are specifically related to a company or industry, such as real or perceived adverse economic condition, changes in general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. In addition, equity securities include the following risks:

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if the market interest rates rise, the value of the convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

29

Small Market Capitalization Companies — Some funds may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Mid-Capitalization Companies — There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

Initial Public Offerings — Initial public offerings (IPOs) and companies that have recently gone public have the potential to produce substantial gains for a fund. However, there is no assurance that a fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Interest Rate Risk — Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for a fund.

Credit Risk — Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

Non-investment Grade Securities — Non-investment grade securities (high yield or junk bonds) carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the funds that invest in them. The market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market could also be impacted by legal or tax changes.

If a fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. Some funds may purchase distressed securities that are in default or the issuers of which are in bankruptcy. These funds may be required to bear certain extraordinary expenses in order to protect and recover its investment. These funds also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

The expenses of a fund investing in high yield securities will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

Investment Grade Securities — Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Rule 144A Securities — A fund’s investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

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Real Estate-Related Securities — Although the funds do not invest in real estate directly, some funds may invest in real estate-related securities and therefore are subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the performance of these funds is tied to, and affected by, regulatory, business and economic developments that impact the value of real estate. The funds’ investments in real estate-related securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A fund’s investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate-related securities in which a fund may invest is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

Some of the funds invest in real estate investment trusts (REITS). In addition to the risks facing real estate-related securities, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Residential and Commercial Mortgage-Backed Securities — Some funds make investments in residential and commercial mortgage-backed securities (CMBS) and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Recent Developments in Sub-Prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risk associated with investments in mortgaged-backed and asset-backed securities.

Repurchase Agreements; Purchase and Sale Contracts — Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value declines, a Fund may lose money.

Reverse Repurchase Agreement Risk — Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to a Fund.

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Dollar Rolls — A dollar roll is when a Fund will buy securities for delivery in the current month and simultaneously contract to resell substantially similar (the same type and coupon) securities on a specified future date to the same party. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Mortgage-Related Securities Issued by Governmental Entities — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Treasury Obligations — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Inflation Indexed Bonds — The principal value of an investment is not protected or otherwise guaranteed by virtue of a fund’s investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund’s gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital. See “Certain U.S. Federal Income Tax Consequences” in the SAI.

Municipal Securities — Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that a fund’s assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

Some funds may invest their assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, a fund may invest a certain percentage of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

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The funds will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do their own analysis. Legal opinions of counsel are not binding on taxing authorities and no assurance can be given that income received in respect of such securities will be free from taxation.

Where permitted by its investment policies, a fund may invest without limit in bonds the interest on which may be subject to the U.S. federal alternative minimum tax. Interest on these bonds that is received by taxpayers who are liable for the U.S. federal alternative minimum tax may be taxable.

Investments in a Particular Market Segment

Health Sciences and Healthcare Companies — A fund’s investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

Science and Technology — A fund’s investments in science and technology companies exposes a fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Energy and Natural Resources — A fund’s investments in energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that a fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Financial Services — Financial services companies may suffer a setback if regulators change the rules under which they operate. Unstable interest rates can have a disproportionate effect on the financial services sector, and financial services companies whose securities a fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector. Finally, financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Utilities and Telecommunications — When interest rates go up, the value of securities issued by utilities companies, such as electric, water and gas companies, and telecommunications companies historically has gone down. Although the average dividend yield of utilities and telecommunications industry stocks has been higher than those of other companies, the total return of utilities and telecommunications securities has historically underperformed those of industrial companies. In most countries and localities, the utilities and telecommunications industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities and telecommunications companies has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities and telecommunications companies. In addition, utilities and telecommunications companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

Non-dollar and Non-U.S. Securities — Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

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Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some funds may, from time to time, invest more than 25% of their assets in securities whose issuers are located in a single country. These investments would make a fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

Emerging Markets — Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investments in a Particular Geographic Region or Country

Latin America — The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a fund invests and, therefore, the value of fund shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to a fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Asia-Pacific Countries — In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial

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intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Japan — The Japanese economy may be affected by turmoil in other Asian countries.

Europe — Any adverse developments in connection with the ongoing development of the Economic and Monetary Union (EMU) could potentially destabilize the EMU and/or could adversely affect a fund’s European investments.

Russia — Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a shareholder to lose its registration through fraud, negligence or mere oversight.

U.S. Companies that Generate Revenue Abroad — Many U.S. companies in which a fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Derivatives — The management team may, when consistent with a fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future for a period of time. A fund typically may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk, or maintain liquidity and commit cash pending investment. A fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

A fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. A fund could also suffer losses related to its

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derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund’s hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

Investments in Securities Prior to Their Date of Issue — A fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in Tender Option Bonds, Residual Interest Tender Option Bonds and Inverse Floaters — Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described above, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Transactions in Restricted or Illiquid Securities — Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time a fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High Portfolio Turnover — High portfolio turnover (more than 100%) may result in increased transaction costs to a fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

Non-Diversification — Some funds are non-diversified portfolios under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of these funds more than it would a diversified fund’s.

Your Investment is Not Insured or Guaranteed

When you invest in a fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Information About Underlying Funds

Description of Underlying Funds

The Funds may invest in any of the underlying funds. The following table sets forth (i) the names of the underlying funds, (ii) unless otherwise noted, the expense ratio for the last fiscal year of the master fund or share class in which the Funds invests (i.e., either Institutional Shares or BlackRock Shares as available), and (iii) brief descriptions of the underlying funds’ investment goals and primary investment strategies. The list of underlying funds is subject to change at the discretion of BlackRock.

Prospectuses for any of these underlying funds can be accessed at www.blackrock.com/funds or obtained by calling (800) 441-7762.

EQUITY FUNDS

Fund Name	Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Aurora Portfolio	1.05%	The fund seeks to provide high total return, consisting principally of capital appreciation. Under normal market conditions, the fund invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks. The fund generally defines small- and mid-capitalization companies as those with market capitalizations comparable in size to the companies in the Russell 2500(TM) Value Index (between approximately $7 million and $6 billion as of December 31, 2008) or a similar index.
Master Basic Value LLC	0.43%	The fund seeks capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the fund believes are undervalued and therefore represent basic investment value. In selecting securities, fund management emphasizes companies that it believes are undervalued. Fund management places particular emphasis on companies with below-average price/earnings ratios that may pay above-average dividends. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which fund management believes the company will recover. The fund focuses its investments on companies with a market capitalization over $5 billion. The fund may invest up to 25% of its total assets in the securities of non-U.S. companies. The Fund concentrates its non-U.S. exposure on established companies in developed countries.
BlackRock Equity Dividend Fund	0.74%	The fund seeks long-term total return and current income. The fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The fund will focus on issuers that have good prospects for capital appreciation. The fund may invest in securities of companies with any market capitalization. The fund may also invest in convertible securities and non-convertible preferred stock. The fund may invest up to 25% of its total assets in securities of non-U.S. issuers. The fund may invest in securities from any country.
Master Focus Growth LLC	0.64%	The fund seeks long-term capital appreciation. The fund tries to achieve its investment objective by investing primarily in common stock of approximately 20 to 30 companies that fund management believes have strong earnings and revenue growth and capital appreciation potential (also known as “aggressive growth companies”). Companies are selected through a process of both top-down macro-economic analysis of economic and business conditions, and bottom-up analysis of the business fundamentals of individual companies. The fund will emphasize common stock of companies with mid to large stock market capitalizations; however, the fund also may invest in the common stock of small companies. The fund generally invests at least 65% of its total assets in equity securities. Normally, the fund will invest in the common stocks of not less than 20 companies. The fund may invest without limitation in the securities of non-U.S. companies in the form of American Depositary Receipts (“ADRs”).

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Fund Name	Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Focus Value Fund, Inc.	1.00%	The fund seeks long term growth of capital. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities that fund management believes are undervalued relative to its assessment of the current or prospective condition of the issuer. The fund may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The fund may also invest in securities that are undervalued relative to prevailing market ratios. The fund may invest in securities of companies or institutions that are experiencing poor operating conditions. The fund may invest in the securities of issuers with any market capitalization. The fund may invest a significant portion of its assets in the securities of a single issuer, which will increase the fund’s exposure to the risks associated with that issuer.
BlackRock Fundamental Growth Fund, Inc.	0.78%	The fund seeks long-term growth of capital. The fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock. The fund will generally invest at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock and rights to subscribe to common stock. Of these securities the fund will generally invest in common stock. In selecting securities, fund management emphasizes common stock of companies that have above-average rates of earnings growth. The fund may invest in companies of any size but emphasizes common stock of companies that have a medium to large stock market capitalization (currently, approximately $2 billion or more). The Fund may invest up to 20% of its total assets in the securities of non-U.S. companies, including in the form of European Depositary Receipts (EDRs) or other securities convertible into securities of foreign companies. This 20% limit does not apply to investments in the form of American Depositary Receipts (ADRs).
BlackRock Health Sciences Opportunities Portfolio[1]	1.00%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in securities of companies in health sciences and related industries. The Health Sciences sector can include companies in Health Care Equipment & Supplies, Health Care Providers & Services, Biotechnology, and Pharmaceuticals. The fund expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or in similar companies, including non-U.S. companies. The fund reserves the right to invest up to 20% of total assets in other securities. These may include stocks of companies not associated with health sciences.
Master Large Cap Core Portfolio	0.49%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Index.
Master Large Cap Growth Portfolio	0.55%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Growth Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Growth Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Growth Index.
Master Large Cap Value Portfolio	0.51%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Value Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Value Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Value Index.

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Fund Name	Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Capital Appreciation Portfolio	0.70%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies. While the fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.
BlackRock Mid Cap Value Opportunities Fund	0.95%	The fund seeks capital appreciation and, secondarily, income, by investing in securities, primarily in equity securities that fund management believes are undervalued and therefore represent an investment value. The fund tries to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of mid cap companies. In selecting securities, fund management emphasizes common stock and, to a lesser extent, securities convertible into common stock, that it believes are undervalued. The fund may invest up to 30% of its total assets in the securities of non-U.S. companies.
BlackRock Mid-Cap Growth Equity Portfolio	1.06%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the fund management team believes have above-average earnings growth potential. The fund generally defines mid-capitalization growth companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $24.4 million and $14.6 billion as of December 31, 2008). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The management team focuses on U.S. mid-capitalization emerging growth companies.
BlackRock Mid-Cap Value Equity Portfolio	0.94%[2]	The fund’s investment goal is to seek long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. The fund generally defines mid-capitalization value companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $24.4 million and $13.9 billion as of December 31, 2008). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.
BlackRock Natural Resources Trust	0.80%	The fund seeks long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and non-U.S. companies with substantial natural resource assets. The fund seeks to achieve its objective by investing in a portfolio consisting primarily of equity securities of U.S. and non-U.S. companies with substantial natural resource assets. The fund will, under normal circumstances, invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. The fund will focus on investments in common stock. The fund chooses securities using a combination of “top down” and “bottom up” investment styles. The fund can invest primarily in U.S. securities, primarily in non-U.S. securities, or partly in U.S. securities and partly in non-U.S. securities. The fund may invest in foreign securities in developed markets or in emerging markets. The fund will invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies. The fund may invest in securities of issuers with any market capitalization.
BlackRock Small Cap Core Equity Portfolio	1.30%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion). The fund uses the Russell 2000® Index as a benchmark. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

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Fund Name	Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Small Cap Growth Equity Portfolio	0.77%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which the fund management team believes offer superior prospects for growth. The fund generally defines U.S. small capitalization growth companies as those whose market capitalizations, at the time of the fund’s investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period. For the 365 days ended December 31, 2008, the range of market capitalizations of companies in the Russell 2000® Growth Index was approximately $7.6 million to $3.3 billion. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.
Master Small Cap Growth Portfolio	0.77%	The fund seeks long-term capital growth. In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that fund management believes are undervalued. The fund will, under normal circumstances, invest at least 80% of its assets in equity securities of small cap companies and invest at least 80% of its assets in securities or instruments of issuers located in the United States. The fund may invest in equity securities of companies of any market capitalization located outside the United States. Normally, non-U.S. investments will represent 10% or less of the fund’s assets.
BlackRock Small Cap Value Equity Portfolio[1]	0.90%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.
BlackRock Small/Mid-Cap Growth Portfolio	1.10%	The fund seeks to provide growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies. The fund generally defines these companies as those with market capitalizations similar to the market capitalizations of companies in the Russell 2500(TM) Growth Index (between approximately $7.6 million and $5.3 billion as of December 31, 2008) or a similar index. The fund’s stock investments may include common and preferred stocks, securities convertible into common and preferred stock and warrants.
BlackRock U.S. Opportunities Portfolio	1.00%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. The fund generally defines these companies as those with market capitalizations equal to those within the universe of S&P U.S. Mid Small Cap Index (comprised of smaller-capitalization U.S. stocks representing the bottom 20% of available market capital, with a minimum market capitalization of at least $100 million). The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.
BlackRock Utilities and Telecommunications Fund, Inc.	0.98%	The fund seeks both capital appreciation and current income. Under normal circumstances, the fund will invest at least 80% of its assets in equity and debt securities issued by domestic and non-U.S. utilities companies. Utilities companies include telecommunications companies. The fund may invest in common stock, preferred stock and bonds. The bonds in which the fund may invest generally are limited to those rated investment grade. The fund intends to invest primarily in equity securities, but fund management may change its allocation among these types of investments as it deems appropriate to seek to meet the fund’s objective. The fund may invest in securities on utilities companies throughout the world. Fund management, however, anticipates that the fund’s investments will focus primarily on securities issued by utilities companies in the United States, and that the fund’s investments in securities issued by non-U.S. companies will focus on companies in Canada and Western Europe and other developed markets. The fund may also invest a substantial portion of its assets in companies in emerging markets, but fund management anticipates that a substantially greater percentage of the fund’s investments will be in developed countries.

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Fund Name	Expense Ratio	Investment Goal and Primary Investment Strategies
Master Value Opportunities Trust	0.51%	The fund seeks long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the fund believes have special investment value and emerging growth companies regardless of size. The fund tries to choose investments for capital appreciation — that is, investments that will increase in value. The fund invests in a diversified portfolio primarily consisting of common stock of small and emerging growth companies. Fund management chooses investments using a fundamental, value oriented investing style. The fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in non-U.S. companies. It is anticipated that in the immediate future, the fund will invest not more than 30% of its total assets in the securities of non-U.S. issuers, including issuers in emerging markets.
BlackRock All-Cap Energy & Resources Portfolio	0.89%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets. The fund’s investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.
BlackRock Global Emerging Markets Fund, Inc.	1.37%	The fund seeks long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of issuers located in countries with developing capital markets. The fund will focus on investments in common stock. The fund will focus its investments on issuers in countries included within the MSCI Emerging Markets Free Index. There are no other limits on the geographic allocation of the fund’s investments. The fund normally invests in securities from at least three different countries. The fund will invest in securities denominated in currencies other than the U.S. dollar. Fund management chooses securities using a combination of “top down” and “bottom up” investment styles. The fund may invest up to 20% of its assets in non-convertible debt securities.
BlackRock EuroFund	1.03%	The fund seeks capital appreciation primarily through investment in equity securities of corporations domiciled in European countries. Current income from dividends and interest is a secondary consideration in selecting investments. Under normal circumstances, at least 80% of the fund’s assets will consist of equity securities, primarily common stock and securities convertible into common stock, of companies located in Europe. In selecting securities, fund management emphasizes companies that it believes are undervalued. The fund has no limits on the geographic asset distribution of its investments within Europe. However, the fund anticipates that a majority of the fund’s assets will be invested in companies located in Western European countries. If political and economic conditions warrant, the fund may invest in issuers located in Eastern European countries.
BlackRock Global Financial Services Fund, Inc.	1.35%	The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of U.S. and non-U.S. financial services companies. The fund will invest primarily in equity securities. The fund will focus on investing in common stock. The fund may invest in companies of any size, but fund management anticipates that it will focus mainly on large and medium-sized companies with market capitalizations greater than $1 billion. As a global financial services fund, the fund will make investments throughout the world, and there are no limits on the fund’s ability to invest in any country or geographic region. The fund may invest in companies in emerging markets, including Russia, but the fund management anticipates that a substantially greater portion of the fund’s investments will be in companies in developed markets. The fund may invest in securities denominated in currencies other than the U.S. dollar.

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Fund Name	Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global Dynamic Equity Fund	1.07%	The fund’s seeks to provide high total investment return. The fund seeks to achieve its objective through a fully managed investment policy utilizing United States and non-U.S. equity securities. For purposes of the fund’s investment policies, equity securities include common stock, preferred stock, convertible securities, distressed securities, and securities or other instruments whose price is linked to the value of common stock. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities. The fund seeks to achieve its objective by investing in equity securities of issuers located around the world. Generally, the fund seeks diversification across markets, countries, industries and issuers as one of its strategies to reduce volatility. The fund has no geographic limits on where its investments may be located. The fund may invest in companies of any market capitalization. The fund can invest up to 20% of its net assets in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds, mortgage and asset backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank.
BlackRock Global Growth Fund, Inc.	0.94%	The fund seeks long term growth of capital. The fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock of companies worldwide. The fund generally invests at least 65% of its total assets in common stock of companies from at least three different countries. In selecting securities, fund management emphasizes companies that have experienced above average growth rates in earnings. In selecting securities, fund management emphasizes companies with medium to large stock market capitalizations. These companies typically have market values of $2 billion or more. However, the fund may invest in some companies with lower market capitalizations. The fund may invest in convertible securities, preferred stock and rights offerings.
BlackRock Global Opportunities Portfolio	1.32%	The fund’s investment goal is to seek long-term capital appreciation. The fund will invest at least 75% of its total assets in global equity securities of any market capitalization. The fund will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The fund may also invest up to 25% of its total assets in global fixed income securities including emerging market debt. Investment in fixed income securities will be made purely on an opportunistic basis. The fund’s fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock of any rating.
BlackRock Energy & Resources Portfolio	0.92%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets. The fund’s investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.
BlackRock Science & Technology Opportunities Portfolio	1.35%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S.

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Fund Name	Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global SmallCap Fund, Inc.	1.12%	The fund seeks long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various non-U.S. countries and in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small cap issuers. The fund may also invest in emerging growth companies. The fund will focus on investments in common stock. The fund may invest in equity securities of companies throughout the world. The fund may invest in companies in developed markets and in emerging markets such as those in Eastern Europe, Latin America and the Far East, and fund management anticipates that a significant portion of the fund’s investments will be in companies in such developing countries. The fund may invest in securities denominated in currencies other than the U.S. dollar. Fund management chooses securities using a combination of “top down” and “bottom up” investment styles.
BlackRock International Fund	1.54%	The fund seeks long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States. The fund will, under normal circumstances, invest at least 80% of its total assets in equity securities of a number of different countries throughout the world. The fund chooses investments predominantly using a “bottom up” investment style using a global sector-based investment process. In selecting securities, the fund emphasizes those securities that fund management believes are undervalued or have good prospects for earnings growth. The fund invests in securities of companies located in developed countries and countries with emerging capital markets outside the United States. The fund may invest, without limit, in countries with emerging capital markets, including countries in Eastern Europe, Latin America and the Far East. The fund may invest in companies of any size, but tends to focus on medium and large companies.
BlackRock International Opportunities Portfolio	1.25%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund, under normal market conditions, invests at least 80% of its net assets in equity securities issued by international companies of any market capitalization. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities.
BlackRock International Value Fund	1.04%	The fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. Ordinarily, the fund invests in stocks of companies located in the developed non-U.S. markets. The fund invests in at least ten non-U.S. markets to seek to ensure diversification. The fund may invest in companies of any size. The fund normally invests at least 80% of its assets in stocks that pay dividends. In investing the fund’s assets, Fund management follows a value investing style. This means that Fund management buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. The fund may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities convertible into securities of non-U.S. issuers.
BlackRock Latin America Fund, Inc.	1.23%	The fund seeks long term capital appreciation by investing primarily in Latin American equity and debt securities. Under normal circumstances, the fund will invest at least 80% of its assets in Latin American securities. The fund currently emphasizes equity securities. The fund considers Latin American markets to include Mexico, Central America, South America and the Spanish speaking islands of the Caribbean, including Puerto Rico. There are no limits on the geographic allocation of the fund’s investments within Latin America. Fund management, however, anticipates that a substantial portion of the fund’s investments will be in companies and governments in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. Fund management chooses securities using a combination of “top down” and “bottom up” investment styles. The fund will not seek to invest in a large number of countries in Latin America. The fund can invest in securities denominated in the currencies of Latin American countries or in other currencies. Under most circumstances the fund’s investments will be denominated primarily in foreign currencies.

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Fund Name	Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Large Cap Core Plus Fund	2.45%	The fund seeks long term capital growth. Current income from dividends and interest is not an important consideration in selecting portfolio securities. Under normal circumstances, the fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies located in the United States. The fund will use an investment approach that emphasizes a blend of both growth and value. The fund takes long positions primarily in large cap companies that the Investment Adviser has identified as attractive and short positions in such securities that the Investment Adviser has identified as overvalued or poised for underperformance. The fund will normally hold long positions in equity securities representing up to 130% of its assets. The fund will generally hold approximately 30% of its assets in short positions. The fund will establish long and short positions primarily in common stock of large cap companies the investment adviser selects from among the Russell 1000® Index. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies the Investment Adviser selects from among those that, at the time of purchase, have a market capitalization equal to or greater than that of the top 80% of the companies included in the fund’s benchmark Russell 1000® Index.
BlackRock Pacific Fund, Inc.	0.90%	The fund seeks long term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies located in Far Eastern or Western Pacific countries. The fund will focus its investments in common stock and convertible debt securities. The fund invests in companies that it believes are undervalued relative to the market. The fund currently emphasizes companies with mid to large market capitalizations relative to their country and sector. The fund’s investments are not, however, limited by a company’s market capitalization and the fund may invest in companies with any market capitalization.

FIXED INCOME FUNDS
Master Total Return Portfolio	0.10%	The fund seeks to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Index. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. The fund invests primarily in investment grade fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in bonds. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 25% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund’s investments in non-U.S. securities will primarily be in issuers in Canada, the developed countries of Europe, Australia, New Zealand, and certain Caribbean countries, although the fund may also invest in issuers located elsewhere, including sovereign and corporate issuers in emerging markets. The fund may invest in fixed-income securities of any duration or maturity.

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Fund Name	Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Emerging Market Debt Portfolio	0.85%	In pursuit of this goal, the fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). The fund will invest at least 80% of its assets in fixed income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to emerging markets, and derivatives with economic characteristics similar to such fixed income securities. The fund considers an issuer tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer’s securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including non-investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized. It is possible that up to 100% of the fund’s assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the fund invests will have sovereign ratings that are below investment grade or unrated. The fund may gain exposure to currencies, either through cash or synthetic currency investments or through cash or synthetic fixed income instruments of emerging market issuers denominated in any currency. The fund may also invest in brady bonds, fixed-rate instruments, floating or variable rate instruments, convertible debt of eligible issuers, securities issued by supranational entities (such as the World Bank, Asian Development Bank and the Inter-American Development Bank) and credit linked notes. Loan participations, assignments, convertible bonds and mortgage or asset-backed securities are also permitted. The fund may also buy when-issued securities and participate in delayed delivery transactions. In allocating the fund’s investments across emerging market countries, the management team will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole. The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. The fund may also borrow up to 33.33% of total assets less all liabilities and indebtedness other than borrowing.
BlackRock Enhanced Income Portfolio	0.34%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund’s dollar-weighted effective duration will be between 0 and 18 months during normal market conditions. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States.
BlackRock GNMA Portfolio	0.56%	The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality.
BlackRock Government Income Portfolio	1.26%	The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

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Fund Name	Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock High Income Fund	0.72%	The fund seeks current income. The fund also seeks growth of capital when consistent with its primary goal of current income. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in fixed-income securities that are rated in the lower rating categories by at least one of the recognized rating agencies (including Baa or lower by Moody’s or BBB or lower by S&P or Fitch), or in unrated securities that fund management believes are of comparable quality. The fund may invest up to 100% of its assets in junk bonds, including up to 10% of its net assets in distressed securities. The fund may invest in junk bonds of any duration or maturity. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 30% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund’s investments in non-U.S. issuers will primarily be in issuers in Canada, Australia and the developed markets of Europe, although the fund may also invest in issuers in emerging markets.
BlackRock High Yield Bond Portfolio	0.58%	The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called “junk bonds”) acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the fund management team to be of similar quality. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies.
BlackRock Inflation Protected Bond Portfolio	0.34%	The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real: U.S. TIPS Index (the benchmark). The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.
BlackRock Intermediate Bond Portfolio II	0.64%	The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. In addition, the fund’s dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.
BlackRock Intermediate Government Bond Portfolio	0.79%	The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the fund’s dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

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Fund Name	Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock International Bond Portfolio	0.77%	The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark). In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality.
BlackRock Long Duration Bond Portfolio	0.53%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Long Government/Credit Index (the benchmark). The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers.
BlackRock Low Duration Bond Portfolio	0.42%	The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark). In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.
BlackRock Managed Income Portfolio	1.09%	The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital U.S. Aggregate Index (the benchmark). The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality.

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Fund Name	Expense Ratio	Investment Goal and Primary Investment Strategies
Short-Term Bond Master Portfolio	0.28%

The fund seeks to maximize total return, consistent with capital preservation. Under normal circumstances, the fund invests at least 80% of its assets in bonds that permit it to maintain a portfolio duration of one to three years. The total rate of return for the fund is expected to rise and fall less than a longer duration bond fund. The fund invests mainly in investment grade, interest-bearing securities of varying maturities. These include U.S. Government securities, preferred stocks, mortgage-backed securities and other asset-backed securities, corporate bonds and bonds that are convertible into stocks. The investment adviser buys and sells securities to manage portfolio duration, yield curve exposure, sector exposure, diversification and credit quality. The fund invests in securities within the following ratings limitation guidelines:

■   at least 70% of net assets in securities rated at least A or, if short-term, the second highest quality grade, by at least one of the major rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) or in an unrated securities considered by BlackRock.

■   invest up to 30% of its net assets in securities rated BBB/Baa by at least one of the major rating agencies that rate the securities (or in unrated securities considered by BlackRock to be of comparable quality)

■   and up to 10% of its assets in securities rated below BBB/Baa by at least one of the major rating agencies that rate the security (or in unrated securities considered by BlackRock to be of comparable quality), but none below B

As a result of the strategies described above, the fund may have an annual portfolio turnover rate above 100%.

BlackRock Total Return Portfolio II	0.86%	The fund seeks to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Index (the benchmark). In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality.
BlackRock World Income Fund, Inc.	1.00%	The fund seeks high current income by investing in a global portfolio of fixed-income securities denominated in various currencies, including multi-national currency units. The fund seeks to achieve its objective by investing in a global portfolio of fixed-income securities denominated in various currencies. There is no restriction on the types of debt securities the fund can buy or on the maturity of those securities. The fund may invest in U.S. and non-U.S. government and corporate fixed-income securities, including junk bonds and unrated securities. The fund normally will invest at least 90% of its assets in fixed-income securities, and may invest up to 100% of its assets in securities classified as junk bonds. The fund will spread its investments among different types of fixed-income securities and different countries based upon fund management’s analysis of the yield, maturity and currency considerations affecting these securities. Fund management presently expects that the fund will invest primarily in securities denominated in the currencies represented in the J. P. Morgan Global Government Bond Broad Index, but the fund also can invest in securities denominated in other currencies. The fund’s investments ordinarily will be denominated in at least three currencies. Substantially all of the fund’s investments may be denominated in a single currency, including U.S. dollars. The debt securities in which the fund invests may include credit-linked notes, credit-linked trust certificates, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

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Fund Name	Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Strategic Portfolio I	0.21%	The fund’s investment goal is to seek to maximize total return through the investment in a portfolio of investment grade fixed income securities of non-U.S. and U.S. issuers denominated in non-U.S. currencies, baskets of non-U.S. currencies and the U.S. dollar. In pursuit of this goal, the management team expects to invest primarily in non-dollar denominated bonds of issuers located outside the United States. The Portfolio normally invests at least 65% of its total assets in such bonds. The Portfolio intends to primarily invest in developed countries, although it has the ability to invest up to 20% of its total assets in bonds of issuers in emerging market countries. The Portfolio may also invest in non-U.S. currencies. The Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The Portfolio will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum. The management team will normally attempt to structure the Portfolio’s duration with a target of 0-8 years in the Portfolio. The Portfolio intends to invest primarily in obligations of issuers based in developed countries. Subject to limitation state above regarding investments in emerging market countries, the Portfolio may invest 25% or more of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a Portfolio’s total assets in a particular country will make the Portfolio’s performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.
BlackRock AMT-Free Municipal Bond Portfolio	0.58%	The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.
BlackRock High Yield Municipal Fund	0.81%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, including the credit quality of the issuer, maturity analysis and yield analysis. In addition, fund management considers the availability of features that protect against an early call of a bond by the issuer. The fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The fund will usually invest in municipal bonds that have a maturity of five years or longer. Fund management chooses municipal bonds that it believes offer a relatively high potential for total return relative to their total risk. Although the fund may invest in municipal bonds in any rating category, fund management presently intends to invest at least 65% of the fund’s net assets in medium- to low-quality bonds as rated by at least one independent rating agency (BBB or lower by S&P or Fitch or Baa or lower by Moody’s), or if unrated, judged to be of comparable quality by the fund’s investment adviser. It is possible that the fund could invest up to 100% of its assets in junk bonds. Fund management reserves the right to invest less than 65% of the fund’s net assets in municipal bonds rated BBB or Baa or lower if fund management determines that there is an insufficient supply of such obligations available for investment. The fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

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Fund Name	Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Intermediate Municipal Fund	0.84%	The fund seeks to provide shareholders with a high level of income exempt from Federal income taxes. The fund invests primarily in investment grade municipal bonds. Municipal bonds may be obligations of a variety of issuers including governmental entities, or other qualifying issuers. Issuers may be states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. The fund expects, under normal circumstances, to maintain a dollar-weighted average maturity of three to ten years; however there is no limit on the remaining maturity of each individual municipal bond investment by the fund. Under normal circumstances, the fund will invest at least 80% of its assets in municipal bonds. The fund may invest in either fixed rate or variable rate obligations. Under normal circumstances, at least 80% of the fund’s assets will be invested in investment grade municipal bonds. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against early call of a bond by the issuer. The fund may invest up to 20% of its assets in high yield bonds.
BlackRock Municipal Insured Fund	0.84%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund invests in investment grade municipal bonds covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Under normal circumstances, the fund will invest at least 80% of its assets in municipal bonds covered by insurance. The fund will usually invest a majority of its assets in municipal bonds that have a maturity of five years or longer. The fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.
BlackRock National Municipal Fund	0.78%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The fund will usually invest in municipal bonds that have a maturity of five years or longer. Although the fund’s investment policies are not governed by specific rating categories, fund management does not presently intend to invest more than 35% of the Portfolio’s assets in municipal bonds rated below investment grade (below BBB by S&P or Fitch, or below Baa by Moody’s) or in unrated municipal bonds that fund management believes are of comparable quality. The fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax. Fund management does not presently intend to invest in municipal bonds that are in default or that it believes will be in default.

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Fund Name	Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Short-Term Municipal Fund	0.35%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund invests primarily in investment grade municipal bonds or notes, including variable rate demand obligations, that have a maturity of less than four years. Under normal circumstances, the fund expects to invest all of its assets in such bonds or notes. Certain municipal bonds that the fund purchases may have a maturity of greater than four years, but allow the fund to require the issuer to redeem the bonds within four years. The fund treats these bonds as having a maturity of less than four years. The fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.
[1]	The fund is currently closed to new investors and therefore the Portfolios may not invest in it. The fund may re-open in the future.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund offers multiple share classes (Investor A, Investor C, Institutional and Class R shares in this prospectus for Aggressive Growth, Conservative, Growth and Moderate), allowing you to invest in the way that best suits your needs. Each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional Shares of a Fund, you will not pay any sales charge. However, only certain investors may buy Institutional shares.

If you select Investor A Shares, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor C or Class R Shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year for Investor C Shares and 0.25% per year for Class R Shares, and a service fee of 0.25% per year for the two classes of shares under plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor C Shares of a Fund. Classes with lower expenses will have higher net asset values and dividends relative to other share classes.

Each Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

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The table below summarizes key features of each of the Share classes of the Funds.

Share Classes at a glance

	Investor A1	Investor C1	Institutional[1]	Class R1
Availability	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.[2]

Limited to certain investors, including:

•   Current Institutional shareholders that meet certain requirements

•   Certain retirement plans

•   Participants in certain programs sponsored by BlackRock or its affiliates or financial intermediaries

•   Certain employees and affiliates of BlackRock or its affiliates

Available only to certain retirement plans.
Minimum Investment	• $1,000 for all accounts except: • $250 for certain fee-based programs • $100 for retirement plans • $50, if establishing Automatic Investment Plan (AIP)	• $1,000[3] for all accounts except: • $250 for certain fee-based programs • $100 for retirement plans • $50, if establishing Automatic Investment Plan	• $2 million for financial intermediaries and individuals • Institutional shares are available to clients of registered investment advisors who have $250,000 invested in the Fund	$100 for all accounts
Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges are available for larger investments.	No. Entire purchase price is invested in shares of a Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No. (May be charged for purchases of $1 million or more that are redeemed within eighteen months).	Yes. Payable if you redeem within one year of purchase.	No.	No.
Distribution and Service (12b-1) Fees?	No Distribution Fee. 0.25% Annual Service Fee.	0.75% Annual Distribution Fee. 0.25% Annual Service Fee.	No.	0.25% Annual Distribution Fee. 0.25% Annual Service Fee.
Redemption Fees?	No.	No.	No.	No.
Conversion to Investor A Shares?	N/A	No.	No.	No.
Advantage	Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.	No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to Investor A Shares.	No up-front sales charge so you start off owning more shares.	No up-front sales charge so you start off owning more shares.

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Share Classes at a glance

	Investor A1	Investor C1	Institutional[1]	Class R1
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares.	You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than Investor A Shares. Over the long term this can add up to higher total fees than Investor A Shares.	Limited availability	You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than Investor A Shares. There is limited availability of these shares.
[1]	Please see “Details about the Share Classes” for more information about each share class.
[2]

If you establish a new account directly with a Fund and do not have a financial intermediary associated with your account, you may only invest in Investor A Shares. Applications without a financial intermediary that select Investor C Shares will not be accepted.

[3]	Each Fund will not accept a purchase order of $500,000 or more for Investor C Shares. Your financial intermediary may set a lower maximum for Investor C Shares.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Statement of Additional Information (“SAI”), which is available on the website or on request.

Details about the Share Classes

Investor A Shares — Initial Sales Charge Options

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following tables.

Your Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Dealer Compensation as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over[2]	0.00%	0.00%	—	[2]
[1]	Rounded to the nearest one-hundredth percent.
[2]

If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the selling dealer or other financial intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00%. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Fund dividends.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Shares Charge Option” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, right of accumulation, the

54

reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below). Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together. These may include shares held in accounts held at a financial intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the right of accumulation and Letter of Intent the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Fund, the investor should inform the financial professional, financial intermediary or BlackRock Funds of any other shares of the Fund or any other BlackRock Fund owned by (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. Failure by the investor to notify the financial professional, financial intermediary or the BlackRock Funds, may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The financial professional, financial intermediary or the BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children under the age of twenty one — showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Fund and/or the investor’s financial professional, financial intermediary or BlackRock Funds may not be able to maintain this information.

For more information, see the SAI or contact your financial professional or financial intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A, Investor B, or Investor C or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, Investor B, Investor C, and Institutional Shares in most BlackRock Funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

A sales charge waiver on a purchase of Investor A Shares may also apply for:

■	Authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans;

■	Persons investing through an authorized payroll deduction plan;

■	Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”);

■	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund;

■	Persons associated with a Fund, the Fund’s Distributor, BlackRock, the Fund’s Transfer Agent, and their affiliates;

■

Persons participating in a fee-based program under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and

■	Employees of MetLife.

55

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “Contingent Deferred Sales Charge Waivers.”

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Investor C Shares — Deferred Sales Charge Options

If you select Investor C Shares, you do not pay an initial sales charge at the time of purchase. If you redeem your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge. No deferred sales charge applies to shares that you acquire through reinvestment of Fund dividends and capital gains. You will also pay distribution fees of 0.75% and service fees of 0.25% each year. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial professional or financial intermediary who assists you in purchasing Fund shares.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C Shares from its own resources at the time of sale. The Distributor pays the annual Investor C Shares service fee as a shareholder servicing fee and the annual Investor C Shares distribution fee as an ongoing concession to dealers on a monthly basis for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. Under certain circumstances, the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor C Shares

If you redeem Investor C Shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption and will be calculated without regards to any redemption fee. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Investor C Shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor A and Investor C Shares may be reduced or waived in certain circumstances, such as:

■	Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans

■	Exchanges pursuant to the exchange privilege, as described in “How to Exchange Shares or Transfer Your Account”

■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2

■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006

■	Redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or an affiliate

■

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)

■	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares

■	Involuntary redemptions made of shares in accounts with low balances

■	Certain redemptions made through the Systematic Withdrawal Plan offered by a Fund, BlackRock or an affiliate

56

■	Redemptions related to the payment of PNC Trust Company custodial IRA fees

■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your financial professional or other financial intermediary can help you determine whether you are eligible to buy Institutional Shares.

Eligible Institutional investors include the following:

■

Investors who currently own Institutional Shares of a Fund may make additional purchases of Institutional Shares of that Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums;

■	Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund;

■	Certain qualified retirement plans;

■	Investors in selected fee-based programs;

■	Clients of registered investment advisers who have $250,000 invested in the Fund;

■

Trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company, FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets;

■	Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor;

■	Holders of certain Merrill Lynch sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of the Fund; and

■	Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch & Co., Inc. (“Merrill Lynch”), The PNC Financial Services Group, Inc. (“PNC”) or their affiliates.

Class R Shares

Class R Shares are available only to certain retirement and other similar plans. If you buy Class R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Class R Shares do not offer a conversion privilege.

The Distributor currently pays the annual Class R Shares distribution fee and annual Class R Shares service fee to dealers as an ongoing concession and as a shareholder servicing fee, respectively, on a monthly basis.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your financial professional or other financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

The Funds may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of a Fund at any time for any reason.

In addition, each Fund may waive certain requirements regarding the purchase, sale, exchange or transfer of Shares described below.

57

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	First, select the share class appropriate for you

Refer to the “Share Classes at a Glance” table in this prospectus (be sure to read this prospectus carefully). When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares).

Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your financial representative can help you determine which share class is appropriate for you.

Class R Shares are available only to certain retirement and other similar plans.

Next, determine the amount of your investment

•   Refer to the minimum initial investment in the “Shares at-a-glance” tables of this prospectus. Be sure to note the maximum investment amount in Investor C Shares.

•   See “Account Information — Details About the Share Classes” for information on lower initial investment requirements for certain Fund investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Have your financial intermediary submit your purchase order

The price of your Shares is based on the next calculation of the Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“Exchange” or “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of Shares at any time. Other financial intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for accounts held directly with BlackRock)	To purchase shares directly with BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to “BlackRock Funds” to PNC Global Investment Serving (U.S.) Inc., (“PNC GIS” or the “Transfer Agent”), formerly PFPC Inc., at the address on the application.
Add to Your Investment	Purchase additional shares

The minimum investment for additional purchases is generally $50 for all accounts except that certain programs may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary. For more detail on purchasing by Internet see below.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase in Writing. You may send a written request to BlackRock at the address on the back cover of this prospectus.

Purchase by VRU: Investor Shares may also be purchased by use of the Fund’s automated voice response unit service (VRU) at (800) 441-7762.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made.

Certain institutional clients’ purchase orders of Institutional Shares placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information.

The Fund limits Internet purchases in shares of the Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.

58

How to Buy Shares

	Your Choices	Important Information for You to Know

Add to Your Investment (continued)	Or contact BlackRock (for accounts held directly with BlackRock) (continued)

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762, or contact your financial professional (if your account is not held directly with BlackRock).
Participate in the Automatic Investment Plan

BlackRock’s Automatic Investment Plan (“AIP”) allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Account Services and Privileges” section of this prospectus for additional information.

How to Pay for Shares	Making payment for purchases

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your financial professional or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day (in the case of Investor Shares) or first business day (in the case of Institutional Shares) following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

For shares purchased directly from the Fund, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application.

There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the Fund to purchase shares, but you must call the Fund at (800) 441-7762 before doing so to confirm the wiring instructions.

59

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order

You can also make redemption requests through your financial professional. Shareholders should indicate whether they are redeeming Investor A, Investor C, Institutional or Class R Shares. The price of your Shares is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial professional or financial intermediary prior to that day’s close of business on the Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Financial intermediaries may charge a fee to process a redemption of Shares. Shareholders should indicate which class of shares they are redeeming.

The Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming:

Redeem by Telephone: You may sell Investor Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through the Automated Clearing House Network (“ACH”) or wire transfer. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, saving and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. Call (800) 441-7762 for details.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by VRU: Investor shares may also be redeemed by use of the Fund’s automated voice response unit service (VRU). Payment for Investor shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: You may sell Shares held at BlackRock by writing to BlackRock. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

60

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)

Payment of Redemption Proceeds: Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer.

Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

Payment by Wire Transfer: Payment for redeemed Shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by the Fund.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally sent on the next business day following redemption on which the Fund’s custodian is open for business.

The Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Fund.

* * *

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

61

How to Exchange Shares or Transfer Your Account

	Your Choices	Important Information for You to Know

Exchange Privilege	Selling shares of one fund to purchase shares of another fund (“exchanging”)

Investor A, Investor C and Institutional shares of the Fund are generally exchangeable for shares of the same class of another BlackRock Fund. No exchange privilege is available for Class R Shares.

You can exchange $1,000 or more of Investor A or Investor C shares from one Fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor A or Investor C Shares if you already have an account in the Fund into which you are exchanging). Investors who currently own Institutional Shares of a Fund may make exchanges into Institutional Shares of other funds except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors.

Some of the BlackRock Funds impose a different deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

To exercise the exchange privilege you may contact your financial professional or financial intermediary. Alternatively, if your account is held directly with BlackRock you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Fund has the right to reject any telephone request for any reason.

Although there is currently no express limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short Term Trading Policy” below.

For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other financial professional before making an exchange request.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary

You may transfer your shares of the Fund only to another securities dealer that has an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

Transfer to a non-participating securities dealer or other financial intermediary

You must either:

•   Transfer your shares to an account with the Fund; or

•   Sell your shares, paying any applicable deferred sales charge.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

62

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan	Allows systematic investments on a periodic basis from checking or savings account.	BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the Automatic Investment Plan application. The minimum investment amount for an automatic investment plan is $50 per portfolio.
Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), another fund at BlackRock without any fees or sales charges, or by check to special payee. Please call (800) 441-7762 for details. If investing into another fund at BlackRock, the receiving fund must be open to new purchases.
EZ Trader	Allows an investor to purchase or sell Investor class shares by telephone or over the Internet through ACH.

(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your financial professional if your account is held elsewhere).

Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet.

Proceeds will be sent to your pre-designated bank account.

Systematic Exchange	This feature can be used by investors to systematically exchange money from one Fund to up to four other funds.	A minimum of $10,000 in the initial BlackRock Fund is required and investments in any additional funds must meet minimum initial investment requirements.
Systematic Withdrawal Plan	This feature can be used by investors who want to receive regular distributions from their accounts.

To start a Systematic Withdrawal Plan (“SWP”) a shareholder must have a current investment of $10,000 or more in a BlackRock Fund.

Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder purchases additional Investor A Shares of the Fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or other financial intermediary for details.

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Reinstatement Privilege	If you redeem Investor A or Institutional Shares, and within 60 days buy new Investor A Shares of the SAME fund, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial professional of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Funds’ Rights

Each Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■

Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares,

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 (or the minimum required initial investment for Institutional shares) due to redemptions you have made. You will be notified that the value of your account is less than $500 (or the minimum required initial investment for Institutional Shares) before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 (or the minimum required initial investment for Institutional Shares) before a Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or financial intermediaries that have agreements with the Distributor, you may be able to buy Institutional shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer Shares held through a fee-based program into another account. Instead, you will have to redeem your Shares held through the program and purchase Shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the Shares liquidated or the program can be terminated and the Shares held in an account. In general, when a shareholder chooses to continue to hold the Shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges. Additional purchases of Institutional shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial intermediary.

Short-Term Trading Policy

The Board of Trustees of the Funds (“Board”) have determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or

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exchanged in response to short-term market fluctuations — also known as “market timing.” Each Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve a Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.

Each Fund invests in non-U.S. securities and is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. A Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

Each Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Boards have not adopted any specific numerical restrictions on purchases, sales and exchanges of a Fund’s shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with a Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While a Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in a Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, each Fund’s Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See “Redemption Fee” below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a Fund or long-term shareholders.

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Redemption Fee

The Funds do not charge a redemption fee. However, certain BlackRock Funds listed below (the “Applicable Funds”) charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

The following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Trust has adopted a plan (“Plan”) with respect to Investor A, Investor C and Class R Shares that allows each Fund to pay distribution or services fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plan, Investor C and Class R Shares pay a distribution fee to the Distributor and/or its affiliates, including PNC and its affiliates, and to Merrill Lynch and/or Bank of America Corporation (“BAC”) and their affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and its affiliates of BlackRock and PNC or Merrill Lynch and BAC for sales support services provided in connection with the sale of Investor C and Class R Shares. The distribution fees may also be used to pay financial intermediaries and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC and their respective affiliates) (each a “Financial Intermediary”) for sales support services and related expenses. All Investor C and Class R Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the Fund. Institutional and Investor A Shares do not pay a distribution fee.

Under the Plan, each Fund also pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of each Fund to Financial Intermediaries for providing support services to their customers who own Investor A, Investor C and Class R Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor A, Investor C and Class R Shares of a Fund. All Investor A, Investor C and Class R Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, financial intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor A, Investor C and Class R Shares:

■	Responding to customer questions on the services performed by the financial intermediary and investments in Investor A, Investor C and Class R Shares;

■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

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The shareholder servicing fees payable pursuant to the Plan are paid to compensate financial intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of each Fund’s shares.

Because the fees paid by a Fund under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor C and Class R Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Other Payments by a Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a financial intermediary pursuant to a Plan and fees the Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a financial intermediary pursuant to which the Fund will pay a financial intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of a Fund or for these other services to a Fund and shareholders. These payments would be in addition to a Fund’s payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the financial intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

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Management of the Funds

BlackRock

BlackRock, each Fund’s manager, manages the Fund’s investments and its business operations subject to the oversight of the Fund’s Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is a wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

BlackRock will not receive any management fees from the Funds for its investment advisory services.

BlackRock has agreed contractually to cap each Fund’s direct net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in the underlying funds and other pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a Fund’s business, if any) at the levels shown in each Fund’s expense table.

To achieve this cap, BlackRock and each Fund has entered into an expense limitation agreement. The agreement sets a limit on certain of the direct (i.e., excluding expenses attributable to investments in underlying funds) operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund’s investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

A discussion of the basis for the Board’s approval of the investment management agreement with respect to each of the Funds is included in the respective Fund’s annual shareholder report for the fiscal year ended September 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Management Information

Information regarding the portfolio manager of each Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ Statement of Additional Information.

Aggressive Growth Fund

Conservative Fund

Growth Fund

Moderate Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Philip Green	Responsible for the day-to-day management of the Funds, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2007	Managing Director of BlackRock since 2006; Vice President of Merrill Lynch Investment Managers, L.P. (MLIM) from 1999 to 2006.

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Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and affiliates of BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (“Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses, Investor A Shares will have a higher net asset value than Investor C Shares. Also, dividends paid on Investor A and Institutional Shares will generally be higher than dividends paid on Investor C Shares because Investor A and Institutional Shares have lower expenses.

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which

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may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

“BUYING A DIVIDEND”

You may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a
Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, selected securities dealer, other financial intermediary or the Fund.

The Funds make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Each Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, selected securities dealer, other financial intermediary or the Fund.

Distributions paid out of a Fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by a Fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

The Funds will not be eligible to pass through to you certain foreign income taxes (including withholding taxes) paid by underlying funds or tax-exempt interest earned by underlying funds. In addition, Short-term capital gain earned by an underlying fund will be ordinary income when distributed to a Fund and will not be offset by the Fund’s capital losses. The Funds may in some circumstances be required to defer their recognition of loss under the wash sale rules.

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Your annual tax statement from a Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a Fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Portfolio.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

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Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

BlackRock Aggressive Growth Prepared Portfolio

	Aggressive Growth Prepared Portfolio
	Institutional		Investor A		Investor C		R
	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$11.55	$10.00	$11.52	$10.00	$11.45	$10.00	$11.49	$10.00
Net investment income (loss)[2]	0.07	0.01	0.03	(0.01)	(0.05)	(0.07)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	(2.59)	1.54	(2.58)	1.53	(2.55)	1.52	(2.54)	1.53
Net increase (decrease) from investment operations	(2.52)	1.55	(2.55)	1.52	(2.60)	1.45	(2.55)	1.49
Dividends and distributions from:
Net investment income	(0.15)	—	(0.14)	—	(0.10)	—	(0.13)	—
Net realized gain	(0.31)	—	(0.30)	—	(0.30)	—	(0.31)	—
Total dividends and distributions	(0.46)	—	(0.44)	—	(0.40)	—	(0.44)	—
Net asset value, end of period	$8.57	$11.55	$8.53	$11.52	$8.45	$11.45	$8.50	$11.49
Total Investment Return
Based on net asset value	(22.69)%	15.50%[3]	(22.96)%[4]	15.20%[3,4]	(23.48)%[4]	14.50%[3,4]	(23.13)%	14.90%[3]
Ratios to Average Net Assets[5]
Total expenses after waivers, reimbursements and fees paid indirectly	0.09%	0.09%[6]	0.43%	0.39%[6]	1.18%	1.13%[6]	0.59%	0.59%[6]
Total expenses	0.65%	2.80%[6]	0.99%	3.51%[6]	1.72%	3.27%[6]	1.31%	12.51%[6]
Net investment income (loss)	0.71%	0.14%[6]	0.26%	(0.14)%[6]	(0.47)%	(0.81)%[6]	(0.13)%	(0.50)%[6]
Supplemental Data
Net assets, end of period (000)	$3,484	$4,346	$6,894	$2,773	$16,762	$13,384	$1,990	$1,102
Portfolio turnover	20%	7%	20%	7%	20%	7%	20%	7%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.
[6]	Annualized.

72

Financial Highlights (continued)

BlackRock Conservative Prepared Portfolio

	Conservative Prepared Portfolio
	Institutional		Investor A		Investor C		R
	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value beginning of period	$10.74	$10.00	$10.72	$10.00	$10.66	$10.00	$10.70	$10.00
Net investment income[2]	0.35	0.23	0.32	0.20	0.23	0.15	0.27	0.21
Net realized and unrealized gain (loss)	(1.54)	0.51	(1.54)	0.52	(1.52)	0.51	(1.52)	0.49
Net increase (decrease) from investment operations	(1.19)	0.74	(1.22)	0.72	(1.29)	0.66	(1.25)	0.70
Dividends and distributions from:
Net investment income	(0.23)	—	(0.22)	—	(0.18)	—	(0.21)	—
Net realized gain	(0.08)	—	(0.08)	—	(0.08)	—	(0.08)	—
Total dividends and distributions	(0.31)	—	(0.30)	—	(0.26)	—	(0.29)	—
Net asset value, end of period	$9.24	$10.74	$9.20	$10.72	$9.11	$10.66	$9.16	$10.70
Total Investment Return
Based on net asset value	(11.43)%	7.40%[3]	(11.76)%[4]	7.20%[3,4]	(12.48)%[4]	6.60%[3,4]	(12.04)%	7.00%[3]
Ratios to Average Net Assets[5]
Total expenses after waivers, reimbursements and fees paid indirectly	0.13%	0.13%[6]	0.51%	0.44%[6]	1.23%	1.18%[6]	0.73%	0.68%[6]
Total expenses	0.68%	15.06%[6]	1.10%	4.95%[6]	1.70%	3.96%[6]	1.33%	15.25%[6]
Net investment income	3.38%	2.88%[6]	3.08%	2.53%[6]	2.26%	1.91%[6]	2.66%	2.61%[6]
Supplemental Data
Net assets, end of period (000)	$835	$378	$7,416	$1,646	$17,299	$11,051	$3,265	$833
Portfolio turnover	46%	9%	46%	9%	46%	9%	46%	9%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.
[6]	Annualized.

73

Financial Highlights (continued)

BlackRock Growth Prepared Portfolio

	Growth Prepared Portfolio
	Institutional		Investor A		Investor C		R
	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$11.32	$10.00	$11.29	$10.00	$11.23	$10.00	$11.27	$10.00
Net investment income[2]	0.16	0.10	0.11	0.07	0.05	0.01	0.08	0.05
Net realized and unrealized gain (loss)	(2.23)	1.22	(2.20)	1.22	(2.21)	1.22	(2.19)	1.22
Net increase (decrease) from investment operations	(2.07)	1.32	(2.09)	1.29	(2.16)	1.23	(2.11)	1.27
Dividends and distributions from:
Net investment income	(0.27)	—	(0.25)	—	(0.20)	—	(0.25)	—
Net realized gain	(0.24)	—	(0.25)	—	(0.25)	—	(0.24)	—
Total dividends and distributions	(0.51)	—	(0.50)	—	(0.45)	—	(0.49)	—
Net asset value, end of period	$8.74	$11.32	$8.70	$11.29	$8.62	$11.23	$8.67	$11.27
Total Investment Return
Based on net asset value	(19.08)%	13.20%[3]	(19.36)%[4]	12.90%[3,4]	(19.99)%[4]	12.30%[3,4]	(19.59)%	12.70%[3]
Ratios to Average Net Assets[5]
Total expenses after waivers, reimbursements and fees paid indirectly	0.07%	0.07%[6]	0.43%	0.38%[6]	1.17%	1.11%[6]	0.62%	0.60%[6]
Total expenses	0.41%	1.80%[6]	0.72%	1.69%[6]	1.48%	2.21%[6]	1.02%	6.87%[6]
Net investment income	1.52%	1.17%[6]	1.12%	0.89%[6]	0.49%	0.12%[6]	0.79%	0.65%[6]
Supplemental Data
Net assets, end of period (000)	$7,703	$9,179	$16,927	$9,743	$32,689	$32,408	$3,277	$2,433
Portfolio turnover	36%	0%	36%	0%	36%	0%	36%	0%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.
[6]	Annualized.

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Financial Highlights (concluded)

BlackRock Moderate Prepared Portfolio

	Moderate Prepared Portfolio
	Institutional		Investor A		Investor C		R
	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$11.02	$10.00	$11.00	$10.00	$10.93	$10.00	$10.97	$10.00
Net investment income[2]	0.24	0.17	0.22	0.14	0.14	0.08	0.20	0.15
Net realized and unrealized gain (loss)	(1.90)	0.85	(1.91)	0.86	(1.89)	0.85	(1.89)	0.82
Net increase (decrease) from investment operations	(1.66)	1.02	(1.69)	1.00	(1.75)	0.93	(1.69)	0.97
Dividends and distributions from:
Net investment income	(0.22)	—	(0.21)	—	(0.16)	—	(0.21)	—
Net realized gain	(0.14)	—	(0.14)	—	(0.14)	—	(0.14)	—
Total dividends and distributions	(0.36)	—	(0.35)	—	(0.30)	—	(0.35)	—
Net asset value, end of period	$9.00	$11.02	$8.96	$11.00	$8.88	$10.93	$8.93	$10.97
Total Investment Return
Based on net asset value	(15.53)%	10.20%[3]	(15.86)%[4]	10.00%[3,4]	(16.42)%[4]	9.30%[3,4]	(15.93)%	9.70%[3]
Ratios to Average Net Assets[5]
Total expenses after waivers, reimbursements and fees paid indirectly	0.09%	0.09%[6]	0.48%	0.41%[6]	1.20%	1.15%[6]	0.59%	0.59%[6]
Total expenses	0.50%	3.33%[6]	0.78%	2.01%[6]	1.49%	2.28%[6]	1.05%	5.23%[6]
Net investment income	2.36%	2.06%[6]	2.16%	1.73%[6]	1.41%	1.01%[6]	1.95%	1.80%[6]
Supplemental Data
Net assets, end of period (000)	$1,501	$1,702	$17,506	$6,382	$37,472	$29,971	$6,439	$3,663
Portfolio turnover	34%	11%	34%	11%	34%	11%	34%	11%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.
[6]	Annualized.

75

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery

■	Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

76

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

77

Glossary

Glossary of Investment Terms

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of a fund is the average amount of time until the organizations that issued the debt securities in the fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Emerging Market Securities: Securities issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

General Obligation Bonds: Bonds which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the fund management team to be undervalued by the market as measured by certain financial formulas.

78

High Yield Bonds: Sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style refers to the type of securities the fund management team will choose for a fund.

Market Capitalization: Refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Value Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the fund management team to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — Fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — Expenses that cover the costs of operating a Fund.

Distribution Fees — Fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — A fee paid to BlackRock for managing a Fund.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — Fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — These fees include sales charges that you may pay when you buy or sell shares of a Fund (paid directly by a shareholder).

79

Glossary of Other Terms

Dividends — Include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Letter of Intent — Permits you to pay the sales charge that would apply if you add up all qualifying Investor Class and Institutional Shares of BlackRock Funds that you agree to buy within a 13-month period. Certain restrictions apply.

Net Asset Value — The market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Right of Accumulation — Permits you to pay the sales charge that would apply to the current value of all qualifying Investor Class and Institutional Shares taken together that you own in BlackRock Funds.

Service Organizations — Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

80

For More Information

Fund and Service Providers

THE FUND

BlackRock Funds II

BlackRock Aggressive Growth Prepared Portfolio

BlackRock Conservative Prepared Portfolio

BlackRock Growth Prepared Portfolio

BlackRock Moderate Prepared Portfolio

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

INVESTMENT MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.

Bellevue Corporate Center

301 Bellevue parkway

Wilmington, DE 19809

DISTRIBUTOR

BlackRock Investments, Inc.

40 East 52nd Street

New York, New York 10022

CUSTODIAN

PFPC Trust Company

8800 Tinicum Boulevard

Philadelphia, PA 19153

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Additional Information

For more information:

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 28, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-PP-0109

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Government Income Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

Investor A1, B1, B2, C1 and C2 Shares

Prospectus

January 28, 2009

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-441-7762 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

Funds Overview	Key facts and details about the Fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About the Funds	4
	BlackRock Government Income Portfolio	4
	BlackRock High Yield Bond Portfolio	8
	BlackRock Low Duration Bond Portfolio	12

Details About the Funds	How Each Fund Invests	17
	Investment Risks	19

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	How to Choose the Share Class that Best Suits Your Needs	24
	Details About the Share Classes	24
	How to Buy, Sell, Exchange and Transfer Shares	25
	Account Services and Privileges	30
	Funds’ Rights	30
	Participation in Fee-Based Programs	31
	Short-Term Trading Policy	31
	Redemption Fee	32
	Distribution and Service Payments	33

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	35
	Portfolio Management Information	36
	Conflicts of Interest	37
	Valuation of Fund Investments	38
	Dividends, Distributions and Taxes	38

Financial Highlights	Financial Performance of the Funds	40

General Information	Shareholder Documents	47
	Certain Fund Policies	47
	Statement of Additional Information	48

Glossary	Glossary of Investment Terms	49

For More Information	Fund and Service Providers	Inside Back Cover

Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about three funds of BlackRock Funds II (“BFII”): BlackRock Government Income Portfolio, BlackRock High Yield Bond Portfolio and BlackRock Low Duration Bond Portfolio (each, a “Fund” and collectively, the “Funds”). Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to a Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold are defined in the Glossary.

Key Facts About BlackRock Government Income Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Government Income Portfolio (the “Government Income Fund”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

The Government Income Fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The Government Income Fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. This includes debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. Securities purchased by the Government Income Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Government Income Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Government Income Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The Government Income Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The management team will normally attempt to structure the Government Income Fund’s portfolio to have a comparable duration to its benchmark.

The Government Income Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Government Income Fund?

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

4

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

■

U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Derivatives Risk — Derivatives risk includes the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

For additional information about the Government Income Fund’s risks, see Investment Risks below.

Who should invest?

The Government Income Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Are seeking income with the opportunity for capital preservation

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

5

Risk/Return Information

The chart and table shown below give you a picture of the Government Income Fund’s long-term performance for Investor B1 Shares (in the chart) and for Investor B1 and Investor C1 Shares (in the table). The information shows you how the Government Income Fund’s performance has varied year by year and provides some indication of the risks of investing in the Government Income Fund. The table compares the Government Income Fund’s performance to that of a customized weighted index comprised of the returns of the Barclays Capital Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Government Income Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Government Income Fund expenses during these periods, the Government Income Fund’s returns would have been lower.

Investor B1 and Investor C1 Shares were launched in October of 2006. The performance of Investor B1 and Investor C1 Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Investor B1 and Investor C1 Shares, respectively, at the time of such share class’s launch. This information may be considered when assessing the fund’s performance, but does not represent the actual performance of these share classes.

Investor B1 Shares

ANNUAL TOTAL RETURNS

Government Income Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 6.85% (quarter ended December 31, 2008) and the lowest return for a quarter was –3.60% (quarter ended June 30, 2004).

As of 12/31/08	1 Year	5 Years	10 Years
Government Income Fund — Investor B1
Return Before Taxes[1]	1.01%	2.79%	4.83%
Return After Taxes on Distributions[1]	-0.40%	1.38%	3.02%
Return After Taxes on Distributions and Sale of Shares[1]	0.62%	1.54%	3.03%
Government Income Fund — Investor C1
Return Before Taxes[1]	4.03%	3.09%	4.78%
50% Barclays Capital Mortgage-Backed Securities Index2/50% Merrill Lynch 10-Year Treasury Index (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	14.13%	6.48%	6.15%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers Mortgage-Backed Securities Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

6

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor B1 and Investor C1 Shares of the Government Income Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor B1 Shares	Investor C1 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	4.0%[1]	1.0%[2]
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor B1 Shares	Investor C1 Shares
Management Fee	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	0.75%	0.80%
Other Expenses	0.45%	0.56%
Interest Expense	0.56%	0.57%
Acquired Fund Fees and Expenses[3]	0.02%	0.02%
Total Annual Fund Operating Expenses[3,4]	2.26%	2.43%
[1]

There is no contingent deferred sales charge (CDSC) on Investor B1 Shares after six years. As of October 2, 2006, Investor B1 Shares generally are no longer available for purchase or exchange but continue to be available for dividend and capital gain reinvestment. Investor B1 Shares automatically convert to Investor A Shares approximately ten years after you buy them and will no longer be subject to distribution fees.

[2]

There is no CDSC on Investor C1 Shares after one year. As of October 2, 2006, Investor C1 Shares generally are no longer available for purchase or exchange but continue to be available for dividend and capital gain reinvestment.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[4]

BlackRock has agreed to voluntarily waive or reimburse fees or expenses such that Net Annual Fund Operating Expenses would not exceed 1.47% (for Investor B1 Shares) and 1.53% (for Investor C1 Shares) (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses). The voluntary waiver or reimbursement may be reduced or discontinued at any time. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses for Investor B1 Shares were 1.45%. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Government Income Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period and, in addition, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor B1[1] Redemption	$629	$1,006	$1,410	$2,595
Investor B1 No Redemption	$229	$706	$1,210	$2,595
Investor C1[1] Redemption	$346	$758	$1,296	$2,766
Investor C1 No Redemption	$246	$758	$1,296	$2,766
[1]	Reflects deduction of applicable CDSC.

7

Key Facts About BlackRock High Yield Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock High Yield Bond Portfolio (the “High Yield Fund”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

The High Yield Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The High Yield Fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called “junk bonds”) acquired by the High Yield Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the High Yield Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The High Yield Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The High Yield Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations (“CBOs”), bank loans and mortgage-backed and asset-backed securities. The High Yield Fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The High Yield Fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer’s current or future ability to make interest and principal payments.

The High Yield Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The High Yield Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The High Yield Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

8

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Emerging Markets Securities Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■

Distressed Securities Risks — Distressed securities risks include the potential for resale restrictions on such securities, and the possibility that no interest payments will be made on the securities.

■

Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

■

Bank Loan Risk — The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower.

■

Collateralized Bond Obligation Risk — The pool of high yield securities underlying CBOs is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Derivatives Risk — Derivatives risk includes the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur

9

costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

For additional information about the High Yield Fund’s risks, see Investment Risks below.

Who should invest?

The High Yield Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Are seeking income with the opportunity to maximize total return of capital

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

Risk/Return Information

The chart and table shown below give you a picture of the High Yield Fund’s long-term performance for Investor B1 Shares (in the chart) and for Investor B1 and Investor C1 Shares (in the table). The information shows you how the High Yield Fund’s performance has varied year by year and provides some indication of the risks of investing in the High Yield Fund. The table compares the High Yield Fund’s performance to that of the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the High Yield Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain High Yield Fund expenses during these periods, the High Yield Fund’s returns would have been lower.

Investor B1 and Investor C1 Shares were launched in October of 2006. The performance of Investor B1 and Investor C1 Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Investor B1 and Investor C1 Shares, respectively, at the time of such share class’s launch. This information may be considered when assessing the fund’s performance, but does not represent the actual performance of these share classes.

Investor B1 Shares

ANNUAL TOTAL RETURNS

High Yield Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 10.29% (quarter ended June 30, 2003) and the lowest return for a quarter was –20.97% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
High Yield Fund — Investor B1
Return Before Taxes[1]	-30.99%	-1.77%	2.21%
Return After Taxes on Distributions[1]	-33.22%	-4.53%	-1.34%
Return After Taxes on Distributions and Sale of Shares[1]	-19.79%	-2.73%	-0.08%
High Yield Fund — Investor C1
Return Before Taxes[1]	-29.05%	-1.55%	2.16%
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index[2] (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	-25.88%	-0.84%	2.28%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index.

10

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor B1 or Investor C1 Shares of the High Yield Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor B1 Shares	Investor C1 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	4.00%[1]	1.00%[2]
Redemption Fee[3]	2.00%	2.00%
Exchange Fee	—[3]	—[3]

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor B1 Shares	Investor C1 Shares
Management Fee	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	0.75%	0.80%
Other Expenses	0.26%	0.31%
Interest Expense	0.03%	0.03%
Acquired Fund Fees and Expenses[4]	0.02%	0.02%
Total Annual Fund Operating Expenses[4,5]	1.54%	1.64%
[1]

There is no contingent deferred sales charge (CDSC) on Investor B1 Shares after six year. As of October 2, 2006, Investor B1 Shares generally are no longer available for purchase or exchange but continue to be available for dividend and capital gain reinvestment. Investor B1 Shares automatically convert to Investor A Shares approximately ten years after you buy them and will no longer be subject to distribution fees.

[2]

There is no CDSC on Investor C1 Shares after one year. As of October 2, 2006, Investor C1 Shares generally are no longer available for purchase or exchange but continue to be available for dividend and capital gain reinvestment.

[3]

The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[5]

BlackRock has agreed to voluntarily waive or reimburse fees or expenses such that Net Annual Fund Operating Expenses would not exceed 1.44% (for Investor B1 Shares) and 1.49% (for Investor C1 Shares) (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses). The voluntary waiver or reimbursement may be reduced or discontinued at any time. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 1.42% for Investor B1 Shares. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the High Yield Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period and, in addition, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor B1 Redemption	$557	$786	$1,039	$1,834
Investor B1 No Redemption	$157	$486	$839	$1,834
Investor C1[1] Redemption	$267	$517	$892	$1,944
Investor C1 No Redemption	$167	$517	$892	$1,944
[1]	Reflects deduction of applicable CDSC.

11

Key Facts About BlackRock Low Duration Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Low Duration Bond Portfolio (the “Low Duration Fund”) is to seek to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index.

What is the Fund’s main investment strategy?

The Low Duration Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Low Duration Fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The Low Duration Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Low Duration Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Low Duration Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Low Duration Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be

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recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Derivatives Risk — Derivatives risk includes the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

For additional information about the Low Duration Fund’s risks, see Investment Risks below.

Who should invest?

The Low Duration Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Are seeking income with the opportunity for capital preservation

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

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Risk/Return Information

The chart and table shown below give you a picture of the Low Duration Fund’s long-term performance for Investor A1 Shares (in the chart) and for Investor A1, Investor B1, Investor B2, Investor C1 and Investor C2 Shares (in the table). The information shows you how the Low Duration Fund’s performance has varied year by year and provides some indication of the risks of investing in the Low Duration Fund. The table compares the Low Duration Fund’s performance to that of a the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Low Duration Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Low Duration Fund’s returns would have been lower.

Investor A1, Investor B1, Investor B2, Investor C1 and Investor C2 Shares were launched in October of 2006. The performance of Investor A1, Investor B1, Investor B2, Investor C1 and Investor C2 Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Investor A1, Investor B1, Investor B2, Investor C1 and Investor C2 Shares, respectively, at the time of such share class’s launch. This information may be considered when assessing the fund’s performance, but does not represent the actual performance of these share classes.

Investor A1 Shares

ANNUAL TOTAL RETURNS

Low Duration Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 3.18% (quarter ended September 30, 2001) and the lowest return for a quarter was –6.24% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
Low Duration Fund — Investor A1
Return Before Taxes[1]	-10.03%	0.20%	2.75%
Return After Taxes on Distributions[1]	-11.48%	-1.09%	1.10%
Return After Taxes on Distributions and Sale of Shares[1]	-6.45%	-0.53%	1.37%
Low Duration Fund — Investor B1
Return Before Taxes[1]	-13.31%	-0.62%	2.17%
Low Duration Fund — Investor B2
Return Before Taxes[1]	-10.30%	0.09%	2.53%
Low Duration Fund — Investor C1
Return Before Taxes[1]	-10.72%	-0.31%	2.13%
Low Duration Fund — Investor C2
Return Before Taxes[1]	-10.36%	0.08%	2.53%
Merrill Lynch 1-3 Year Treasury Index (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	6.61%	4.06%	4.71%
[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A1, Investor B1, Investor B2, Investor C1 and Investor C2 Shares of the Low Duration Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A1 Shares[1]	Investor B1 Shares	Investor B2 Shares	Investor C1 Shares	Investor C2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	1.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	4.00%[2]	1.00%[3]	1.00%[4]	1.00%[4]
Redemption Fee	None	None	None	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A1 Shares	Investor B1 Shares	Investor B2 Shares	Investor C1 Shares	Investor C2 Shares
Management Fee	0.49%	0.49%	0.49%	0.49%	0.49%
Distribution and/or Service (12b-1) Fees	0.10%	0.75%	0.40%	0.80%	0.40%
Other Expenses	0.31%	0.40%	0.34%	0.25%	0.25%
Interest Expense	0.02%	0.02%	0.03%	0.02%	0.02%
Acquired Fund Fees and Expenses[5]	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[5,6]	0.93%	1.67%	1.27%	1.57%	1.17%
[1]	As of October 2, 2006, Investor A1 Shares generally are no longer available for purchase or exchange but continue to be available for dividend and capital gain reinvestment.
[2]

The contingent deferred sales charge (CDSC) is 4.00% if shares are redeemed within two years. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 Shares. (See the section “Details About the Share Classes — Investor B1 and B2 Shares” for complete schedule of CDSCs.) As of October 2, 2006, Investor B1 Shares generally are no longer available for purchase or exchange but continue to be available for dividend and capital gain reinvestment. Investor B1 Shares automatically convert to Investor A1 Shares approximately ten years after you buy them and will no longer be subject to distribution fees.

[3]

The CDSC is 1.00% if shares are redeemed within the first year. The CDSC for Investor B2 Shares decreases for redemptions made in subsequent years. After three years there is no CDSC on Investor B2 Shares. (See the section “Details About the Share Classes — Investor B1 and B2 Shares” for complete schedule of CDSCs.) As of October 2, 2006, Investor B2 Shares generally are no longer available for purchase or exchange but continue to be available for dividend and capital gain reinvestment. Investor B2 Shares automatically convert to Investor A1 Shares approximately ten years after you buy them and will no longer be subject to distribution fees.

[4]

There is no CDSC on Investor C1 and C2 Shares after one year. As of October 2, 2006, Investor C1 and C2 Shares generally are no longer available for purchase or exchange but continue to be available for dividend and capital gain reinvestment.

[5]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[6]

BlackRock has agreed to voluntarily waive or reimburse fees or expenses such that Net Annual Fund Operating Expenses would not exceed 0.62% (for Investor A1 Shares), 1.29% (for Investor B1 Shares), 0.94% (for Investor B2 Shares), 1.33% (for Investor C1 Shares) and 0.94% (for Investor C2 Shares) (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses). The voluntary waiver or reimbursement may be reduced or discontinued at any time. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.93% (for Investor B2 Shares), 1.30% (for Investor C1 Shares) and 0.92% (for Investor C2 Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the Low Duration Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period and, in addition, with respect to Investor B1 Shares and Investor C1 Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A1 Shares[1]	$194	$393	$610	$1,232
Investor B1 Shares[2] Redemption	$570	$826	$1,107	$1,976
Investor B1 Shares No Redemption	$170	$526	$907	$1,976
Investor B2 Shares[2] Redemption	$229	$428	$697	$1,534
Investor B2 Shares No Redemption	$129	$403	$697	$1,534
Investor C1 Shares[2] Redemption	$260	$496	$855	$1,867
Investor C1 Shares No Redemption	$160	$496	$855	$1,867
Investor C2 Shares[2] Redemption	$219	$372	$644	$1,420
Investor C2 Shares No Redemption	$119	$372	$644	$1,420
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of applicable CDSC.

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Details About the Funds

How Each Fund Invests

Investment Process of the Funds (unless otherwise noted):

For the High Yield Fund, the management team evaluates sectors of the high yield market and individual bonds within these sectors. Typically, the management team will invest in distressed securities when it believes they are undervalued.

Securities are purchased for a Fund when the management teams determine that they have the potential for above-average total return. Each Fund’s performance is measured against a specified benchmark.

If a security’s rating declines (the High Yield Fund) or falls below B (for Low Duration Fund) or the highest rating category (the Government Income Fund), the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Government Income Fund

Investment Goal

The investment objective of the Government Income Fund is to seek to maximize total return, consistent with income generation and prudent investment management.

Should the Government Income Fund’s Board of Trustees determine that the investment goals of the Government Income Fund should be changed, shareholders of the Government Income Fund will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Government Income Fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The Government Income Fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. This includes debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. Securities purchased by the Government Income Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Government Income Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Government Income Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The Government Income Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The management team will normally attempt to structure the Government Income Fund’s portfolio to have a comparable duration to its benchmark.

The Government Income Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE GOVERNMENT INCOME FUND

The Government Income Fund is managed by a team of financial professionals. Andrew J. Phillips and Eric
Pellicciaro are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.
Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

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High Yield Fund

Investment Goal

The investment objective of the High Yield Fund is to seek to maximize total return, consistent with income generation and prudent investment management.

Should the High Yield Fund’s Board of Trustees determine that the investment goals of the High Yield Fund should be changed, shareholders of the High Yield Fund will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The High Yield Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The High Yield Fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called “junk bonds”) acquired by the High Yield Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the High Yield Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The High Yield Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The High Yield Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The High Yield Fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The High Yield Fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer’s current or future ability to make interest and principal payments.

The High Yield Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The High Yield Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The High Yield Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE HIGH YIELD FUND

The High Yield Fund is managed by a team of financial professionals. Kevin J. Booth, CFA and James Keenan, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see
“Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Low Duration Fund

Investment Goal

The investment objective of the Low Duration Fund is to seek to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index.

Should the Low Duration Fund’s Board of Trustees determine that the investment goals of the Low Duration Fund should be changed, shareholders of the Low Duration Fund will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Low Duration Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Low Duration Fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The Low Duration Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

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The Low Duration Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Low Duration Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Low Duration Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE LOW DURATION FUND

The Low Duration Fund is managed by a team of financial professionals. Stuart Spodek, Curtis Arledge and
Thomas F. Musmanno, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Other Strategies:

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the Government Income Fund may use and the High Yield Fund and Low Duration Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk.

The Funds may invest in securities prior to their date of issue. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Funds at an established price with payment and delivery taking place in the future. The Funds enter into these transactions to obtain what is considered an advantageous price to the Funds at the time of entering into the transaction.

Each Fund has the ability to invest in other investment companies, such as exchange- traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

Each Fund may invest uninvested cash balances in affiliated money market funds.

For temporary defensive purposes, each Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Policies” in the Statement of Additional Information also includes more information about the Funds, their investments and the related risks. There can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in Each Fund (unless otherwise noted):

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

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Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Leverage Risks — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, a Fund’s management team will segregate liquid assets on the books of a Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio will be magnified when a Fund uses leverage.

Liquidity Risks — Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of a Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that a Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk.

Call Risk — Call risk is the chance that during periods of falling interest rates, an issuer of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. A Fund would then lose potential income and may have to invest the proceeds in bonds with lower yields.

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. The principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Recent Developments with the Sub-prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities. Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Derivatives Risks — A Fund’s use of derivatives may reduce a Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time

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period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

Foreign Securities Risk (High Yield Fund, Low Duration Fund) — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of a Fund’s investments, in non U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to a Fund’s investments.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

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Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; a Fund could be liable for any losses incurred.

Junk Bond Risks (High Yield Fund and Low Duration Fund) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include:

■

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.

■	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

■

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

U.S. Government Issuer Risk (Government Income Fund and Low Duration Fund) — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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U.S. Government Mortgage-Related Securities Risk (Government Income Fund) — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Distressed Securities Risks (High Yield Fund) — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Emerging Markets Securities Risk (High Yield Fund) — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Mezzanine Securities Risk (High Yield Fund) — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

Bank Loan Risk (High Yield Fund) — The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower.

Collateralized Bond Obligation Risk (High Yield Fund) — The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Each Fund (unless otherwise noted) may also be subject to certain other risks associated with its investments and investment strategies, including:

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in a Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (Investor B1 and Investor C1 in this prospectus for Government Income Fund and High Yield Fund; Investor A1, Investor B1, Investor B2, Investor C1 and Investor C2 in this prospectus for Low Duration Fund). Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

If you redeem (either by sale or exchange) shares of any class of the High Yield Fund within 30 days of purchase or exchange, you will generally be charged a redemption fee unless certain conditions are met.

Each Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

Investor B1 and Investor C1 Shares of the Government Income Fund, Investor B1 and Investor C1 of the High Yield Fund and Investor A1, Investor B1, Investor B2, Investor C1 and Investor C2 Shares of the Low Duration Fund are available only for dividend and capital gain reinvestment and certain authorized qualified employee benefit plans.

Details About the Share Classes

Investor A1 Shares

No initial sales charge applies to Investor A1 Shares that you buy through reinvestment of Fund dividends.

Investor B1 and B2 Shares

If you redeem Investor B1 Shares within six years after purchase or Investor B2 Shares within three years after purchase, you may be charged a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. When you redeem Investor B1 or Investor B2 Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor B1 or Investor B2 Shares that are not subject to the deferred sales charge are redeemed first. After that, a Fund redeems the shares that have been held the longest. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Investor B1

Years Since Purchase	Sales Charge[1]
0 – 1	4.00%
1 – 2	4.00%
2 – 3	3.00%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	0.00%

Investor B2 Shares

Years Since Purchase	Sales Charge[1]
0 – 1	1.00%
1 – 2	0.50%
2 – 3	0.25%
3 and thereafter	0.00%
[1]

The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock Fund, the original deferred sales charge schedule will apply.

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Any CDSC paid on the redemptions of Investor B1 and Investor B2 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Your Investor B1 and Investor B2 Shares convert automatically into Investor A Shares (or Investor A1 Shares for Low Duration Fund) approximately ten years after purchase. Any Investor B1 and Investor B2 Shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A Shares are subject to lower annual expenses than Investor B1 and Investor B2 Shares. The conversion of Investor B1 and Investor B2 Shares to Investor A Shares (or Investor A1 Shares for Low Duration Fund) is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Investor B Shares of different BlackRock Funds. For example, Investor B Shares of fixed-income funds typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B Shares in an exchange from another fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B Shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor B1 and Investor B2 Shares may be reduced or waived in certain circumstances, such as:

■	Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans

■	Exchanges pursuant to the exchange privilege, as described in “How to Exchange Shares or Transfer your Account”

■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2

■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006

■	Redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or an affiliate

■

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)

■

Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) as long as the disability arose subsequent to the purchase of the shares

■	Involuntary redemptions made of shares in accounts with low balances

■	Certain redemptions made through the Systematic Withdrawal Plan offered by a Fund, BlackRock or an affiliate

■	Redemptions related to the payment of PNC Trust Company custodial IRA fees

■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of a Fund.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Institutional Shares in most mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”), including these Funds, may be combined with the amount of the current purchase in another BlackRock Fund in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. For more information, see the SAI or contact your financial professional.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your financial professional or other financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

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The Funds may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Funds at any time for any reason.

In addition, the Funds may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

How to Buy Investor A1, Investor B1, Investor B2, Investor C1 or Investor C2 Shares

As of October 2, 2006, Investor A1, Investor B1, Investor B2, Investor C1 and Investor C2 Shares generally are no longer available for purchase but continue to be available for dividend and capital gain reinvestment and certain authorized qualified employee benefit plans.

How to Buy Shares

	Your Choices	Important Information for You to Know

Add to Your Investment	First, have your financial intermediary submit your purchase order	Since purchases are limited to certain authorized qualified employee benefit plans, contact your financial professional or financial intermediary to see if you qualify. The price of your shares is based on the next calculation of a Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“NYSE” or “Exchange”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Funds may reject any order to buy shares and may suspend that sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.
	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762, or contact your financial professional of financial intermediary (if your account is not held directly with BlackRock).
How to Pay for Shares	Making payment for purchases	Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your financial professional or financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to a Fund.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order

You can also make redemption requests through your financial professional or financial intermediary. Shareholders should indicate whether they are redeeming Investor A1, Investor B1, Investor B2, Investor C1 or Investor C2 Shares. The price of your shares is based on the next calculation of a Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Other financial intermediaries may charge a fee to process a redemption of shares. Shareholders who hold more than one class should indicate which class of shares they are redeeming.

The Funds may reject an order to sell shares under certain circumstances.

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How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock

Methods of Redeeming:

Redeem by Telephone: You may sell Investor A1, Investor B1, Investor B2, Investor C1, Investor C2 or Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through the Automated Clearing House Network (“ACH”) or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. Call (800) 441-7762 for details. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

Each Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Each Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by VRU: Investor Shares may also be redeemed by use of each Fund’s automated voice response unit service (“VRU”). Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem in Writing: You may sell shares held at BlackRock and its Transfer Agent (“BlackRock”) by writing to BlackRock Funds. All shareholders on the account must sign the letter. Under certain circumstances, a medallion signature guarantee will be required call (800) 441-7762 for details. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Payment of Redemption Proceeds: Redemption proceeds may be paid by check or, if a Fund has verified banking information on file, through ACH or by wire transfer.

Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request.

Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

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How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. Each Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of a Fund, an earlier payment could adversely affect a Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. The Funds are not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to a Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that a Fund’s custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when a Fund’s custodian is closed is normally sent on the next business day following redemption on which a Funds’ custodian is open for business.

Each Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of a Fund, an earlier payment could adversely affect a Fund. No charge for sending redemption payments via ACH is imposed by a Fund.

* * *

If you make a redemption request before a Fund has collected payment for the purchase of shares, such Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

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How to Exchange Shares or Transfer your Account

	Your Choices	Important Information for You to Know

Exchange Privilege	Selling shares of one fund to purchase shares of another fund (“exchanging”)

Investor A1 Shares, Investor B1 and Investor B2 Shares, and Investor C1 and Investor C2 Shares of a Fund are generally exchangeable for Investor A, Investor B or Investor C Shares, respectively, of another BlackRock Fund.

You can exchange $1,000 or more of Investor A1 Shares, Investor B1 and Investor B2 Shares, and Investor C1 and Investor C2 Shares from one fund into Investor A, Investor B or Investor C Shares, respectively, of another fund which offers that class of shares (you can exchange less than $1,000 of Investor A1, Investor B1, Investor B2, Investor C1 or Investor C2 Shares if you already have an account in the fund into which you are exchanging).

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors. If you held the exchanged shares for 30 days or less you may be charged a redemption fee (please refer to the “Redemption Fee” section of this prospectus for additional information). Some of the BlackRock Funds impose a different deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege you may contact your financial professional or financial intermediary. Alternatively, if your account is held directly with BlackRock you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or (iii) send a written request to a Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. Each Fund has the right to reject any telephone request for any reason.

Although there is currently no express limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. A Fund may suspend or terminate your exchange privilege at any time for any reason, including if such Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short Term Trading Policy” below.

For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other financial professional before making an exchange request.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of a Fund only to another securities dealer that has an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with a Fund; or • Sell your shares, paying any applicable deferred sales charge.

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Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to special payee. Please call (800) 441-7762 for details. If investing into another fund at BlackRock, the receiving fund must be open to new purchases.
Systematic Withdrawal Plan (“SWP”)	This feature can be used by investors who want to receive regular distributions from their accounts.

To start a Systematic Withdrawal Plan (“SWP”) a shareholder must have a current investment of $10,000 or more in a BlackRock Fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder purchases additional Investor A1 Shares of a BlackRock Fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No contingent deferred sales charge (“CDSC”) will be assessed on redemptions of Investor B1, Investor B2, Investor C1 or Investor C2 Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor B1, Investor B2, Investor C1 or Investor C2 Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B1, Investor B2, Investor C1 or Investor C2 Shares in excess of this limit will still pay any applicable CDSC. Ask your financial adviser or other financial intermediary for details.

Systematic Exchange	This feature can be used by investors to systematically exchange money from one BlackRock Fund to up to four other BlackRock Funds.	A minimum of $10,000 in the initial BlackRock Fund is required and investments in any additional BlackRock Funds must meet minimum initial investment requirements. For more information, please call
(800) 441-7762. See “Exchange Privilege” for information on which classes of a BlackRock Fund you may exchange into.

The Funds’ Rights

Each Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■

Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before a Fund has collected payment for the purchase of shares,

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before a Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

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Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or selected securities dealers or other financial intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A1 Shares in the program are eligible to purchase additional Investor A1 Shares of a Fund, but may be subject to upfront sales charges.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional, selected securities dealer or other financial intermediary.

Short-Term Trading Policy

The Board of Trustees (the “Board”) of each Fund has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve a Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund’s portfolio securities and the determination of a Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and a Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, a Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which

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such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, the Funds’ Distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Redemption Fee

The Government Income Fund and Low Duration Fund do not charge a redemption fee. The High Yield Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of the High Yield Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of fund A are exchanged for shares of fund B 20 days after the purchase of the fund A shares, followed in 20 days by an exchange of the fund B shares for shares of fund C, will be subject to two redemption fees (one on each exchange). The High Yield Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the High Yield Fund, the redemption fee will not be assessed on redemptions or exchanges by:

■

accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the High Yield Fund not to be detrimental to the High Yield Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

■	accounts of shareholders who have died or become disabled;

■	shareholders redeeming or exchanging shares:

—	through the High Yield Fund’s Systematic Withdrawal Plan or Systematic Exchange Plan,

—	in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account,

—	in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

■	shareholders executing rollovers of current investments in the High Yield Fund through qualified employee benefit plans;

■	redemptions of shares acquired through dividend reinvestment;

■	BlackRock Funds whose trading practices are determined by the High Yield Fund not to be detrimental to the High Yield Fund or long-term shareholders; and

■	certain other accounts in the absolute discretion of the High Yield Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship.

The High Yield Fund reserves the right to modify or eliminate these waivers at any time.

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In addition to the High Yield Fund, the following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology
BlackRock Global Dynamic Equity Fund	Opportunities Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Global SmallCap Fund, Inc.	BlackRock Small Cap Value Equity Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock International Diversification Fund	BlackRock U.S. Opportunities Portfolio
BlackRock International Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Index Fund	MFS Research International FDP Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock World Income Fund, Inc.

Distribution and Service Payments

BlackRock Funds II, on behalf of each Fund, has adopted a plan (the “Plan”) that allows each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plan, Investor B1, Investor B2, Investor C1 and Investor C2 Shares pay a fee (“distribution fees”) to the Distributor, and/or its affiliates including PNC and its affiliates, and to Merrill Lynch and/or Bank of America Corporation (“BAC”) and their affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch and BAC for sales support services provided in connection with the sale of Investor B1, Investor B2, Investor C1 and Investor C2 Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC and their respective affiliates) (each a “Financial Intermediary”) for sales support services and related expenses. All Investor B1, Investor B2, Investor C1 and Investor C2 Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the applicable Fund attributable to Investor B1, Investor B2, Investor C1 and Investor C2 Shares. Investor A1 Shares do not pay a distribution fee.

Under the Plan, a Fund also pays shareholder servicing fees (also referred to as shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor class shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor Shares of a Fund. All Investor Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor Shares;

■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares.

Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In

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addition, the distribution fees paid by Investor B1, Investor B2, Investor C1 and Investor C2 Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plan, including a complete list of services provided thereunder, see the Statement of Additional Information.

Other Payments by the Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees that a Fund pays to its Transfer Agent, BlackRock. on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Funds’ payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

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Management of the Funds

BlackRock

BlackRock, each Fund’s manager, manages the Funds’ investments and its business operations subject to the oversight of the Funds’ Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

BlackRock serves as manager to each Fund pursuant to a management agreement. BlackRock has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of BlackRock, under which BlackRock pays the sub-adviser a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the management agreements. BFM is responsible for the day-to-day management of the Funds.

For their management and sub-advisory services, BlackRock and BFM are entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. For the fiscal year ended September 30, 2008, the aggregate management fees, net of any applicable waivers, paid by the Funds to BlackRock as a percentage of each Fund’s average daily net assets were:

Government Income Fund	0.29%
High Yield Fund	0.41%
Low Duration Fund	0.26%

With respect to each Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a Fund’s business, if any) of each share class of a Fund at the levels shown in a Fund’s expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) a Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as a Fund’s manager or administrator and (3) the Board has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

A discussion of the basis for the Board’s approval of the management agreement and sub-advisory agreement with respect to each of the Funds is included in the respective Fund’s annual shareholder report for the fiscal year ended September 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any

35

other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Management Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ Statement of Additional Information.

Government Income Fund

The Government Income Fund is managed by a team of financial professionals. Andrew J. Phillips and Eric Pellicciaro are the portfolio managers and are primarily responsible for the day-to-day management of the Government Income Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew J. Phillips	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1999	Managing Director of BlackRock since 1999.
Eric Pellicciaro	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2004	Managing Director of BlackRock since 2005; Director of BlackRock from 2002 to 2005.

High Yield Fund

The High Yield Fund is managed by a team of financial professionals. Kevin J. Booth, CFA and James Keenan, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the High Yield Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Kevin J. Booth, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 2006; Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers, L.P. (“MLIM”) in 2006; Director of MLIM from 1998 to 2006.
James Keenan, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 2004; Senior high yield trader at Columbia Management Group from 2003 to 2004.

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Low Duration Fund

The Low Duration Fund is managed by a team of financial professionals. Stuart Spodek, Curtis Arledge and Thomas F. Musmanno, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the Low Duration Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stuart Spodek	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 2002.
Curtis Arledge	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008.
Thomas F. Musmanno, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Director of BlackRock, Inc. since 2006; Director of MLIM from 2004 to 2006; Vice President of MLIM from 1996 to 2004.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with a Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

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Under a securities lending program approved by the Funds’ Boards of Trustees, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Funds’ Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Funds’ Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by a Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

A Fund may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by a Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Funds make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a Fund are paid within 10 days after the end of each month. The Funds’ Board of Trustees may change the timing of such dividend payments.

38

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a Fund at least annually at a date determined by the Funds’ Board of Trustees. A Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

Your distributions will be reinvested at net asset value in new shares of the same class of the Funds unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from a Fund whether you receive them in cash or additional shares.

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

When you sell your shares of a Fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a Fund is invested in non-U.S. securities, a Fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Certain states may exempt from state income taxation all or a portion of the income dividends paid by the Government Income Fund. This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Fund.

39

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP , whose report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

Financial Highlights of BlackRock Government Income Portfolio

	Investor B1
	Year Ended September 30, 2008	Period October 2, 2006[1] - September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.34	$10.74
Net investment income[2]	0.42	0.44
Net realized and unrealized loss	(0.17)	(0.41)
Net increase from investment operations	0.25	0.03
Dividends and distributions from:
Net investment income	(0.44)	(0.43)
Tax return of capital	—	—
Net realized gain	—	—
Total dividends and distributions	(0.44)	(0.43)
Net asset value, end of period	$10.15	$10.34
Total Investment Return
Based on net asset value[3]	2.37%	0.26%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense and excise tax	1.45%	1.46%[5]
Total expenses after waivers, reimbursement and fees paid indirectly	2.01%	1.71%[5]
Total expenses	2.24%	2.00%[5]
Net investment income	3.98%	4.22%[5]
Supplemental Data
Net assets, end of period (000)	$124,733	$161,302
Portfolio turnover	5,424%[6]	1,659%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 3,875%.

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Financial Highlights of BlackRock Government Income Portfolio (concluded)

	Investor C1
	Year Ended September 30, 2008	Period October 2, 2006[1] - September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.32	$10.72
Net investment income[2]	0.41	0.44
Net realized and unrealized loss	(0.15)	(0.42)
Net increase from investment operations	0.26	0.02
Dividends and distributions from:
Net investment income	(0.44)	(0.42)
Tax return of capital	—	—
Net realized gain	—	—
Total dividends and distributions	(0.44)	(0.42)
Net asset value, end of period	$10.14	$10.32
Total Investment Return
Based on net asset value[3]	2.39%	0.19%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense and excise tax	1.53%	1.53%[5]
Total expenses after waivers, reimbursement and fees paid indirectly	2.10%	1.80%[5]
Total expenses	2.41%	2.16%[5]
Net investment income	3.90%	4.16%[5]
Supplemental Data
Net assets, end of period (000)	$167,822	$185,006
Portfolio turnover	5,424%[6]	1,659%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 3,875%.

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Financial Highlights of BlackRock High Yield Bond Portfolio

	Investor B1
	Year Ended September 30, 2008	Period October 2, 2006[1] - September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$7.98	$7.92
Net investment income[2]	0.56	0.56
Net realized and unrealized gain (loss)	(1.35)	0.04
Net increase (decrease) from investment operations	(0.79)	0.60
Dividends and distributions from:
Net investment income	(0.58)	(0.54)
Net realized gain	—	—
Total dividends and distributions	(0.58)	(0.54)
Redemption fees added to paid-in capital[3]	—	—
Net asset value, end of period	$6.61	$7.98
Total Investment Return
Based on net asset value[4,5]	(10.39)%	7.68%[6]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.42%	1.43%[7]
Total expenses after waivers, reimbursement and fees paid indirectly	1.45%	1.48%[7]
Total expenses	1.52%	1.57%[7]
Net investment income	7.52%	6.90%[7]
Supplemental Data
Net assets, end of period (000)	$40,215	$82,924
Portfolio turnover	65%	69%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Annualized.

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Financial Highlights of BlackRock High Yield Bond Portfolio (concluded)

	Investor C1
	Year Ended September 30, 2008	Period October 2, 2006[1] - September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$7.99	$7.93
Net investment income[2]	0.56	0.55
Net realized and unrealized gain (loss)	(1.35)	0.05
Net increase (decrease) from investment operations	(0.79)	0.60
Dividends and distributions from:
Net investment income	(0.58)	(0.54)
Net realized gain	—	—
Total dividends and distributions	(0.58)	(0.54)
Redemption fees added to paid-in capital[3]	—	—
Net asset value, end of period	$6.62	$7.99
Total Investment Return
Based on net asset value[4]	(10.45)%[5]	7.60%[5,6]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.49%	1.49%[7]
Total expenses after waivers, reimbursement and fees paid indirectly	1.52%	1.54%[7]
Total expenses	1.62%	1.65%[7]
Net investment income	7.43%	6.82%[7]
Supplemental Data
Net assets, end of period (000)	$29,269	$42,885
Portfolio turnover	65%	69%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.005 per share.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Total investment returns exclude the effects of sales charges.
[6]	Aggregate total investment return.
[7]	Annualized.

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Financial Highlights of BlackRock Low Duration Bond Portfolio

	Investor A1
	Year Ended September 30, 2008	Period October 2, 2006[1] - September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$9.96	$9.88
Net investment income[2]	0.45	0.42
Net realized and unrealized gain (loss)	(0.63)	0.08
Net increase (decrease) from investment operations	(0.18)	0.50
Dividends and distributions from:
Net investment income	(0.44)	(0.42)
Total dividends and distributions	(0.44)	(0.42)
Net asset value, end of period	$9.34	$9.96
Total Investment Return
Based on net asset value[3]	(1.90)%	5.18%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.62%	0.62%[5]
Total expenses after waivers, reimbursement and fees paid indirectly	0.64%	0.62%[5]
Total expenses	0.92%	0.91%[5]
Net investment income	4.58%	4.28%[5]
Supplemental Data
Net assets, end of period (000)	$34,801	$39,579
Portfolio turnover	149%[6]	148%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

44

Financial Highlights of BlackRock Low Duration Bond Portfolio (continued)

	Investor B1		Investor B2
	Year Ended September 30, 2008	Period October 2, 2006[1] - September 30, 2007	Year Ended September 30, 2008	Period October 2, 2006[1] - September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$9.95	$9.87	$9.95	$9.87
Net investment income[2]	0.39	0.36	0.42	0.40
Net realized and unrealized gain (loss)	(0.62)	0.07	(0.62)	0.08
Net increase (decrease) from investment operations	(0.23)	0.43	(0.20)	0.48
Dividends and distributions from:
Net investment income	(0.38)	(0.35)	(0.41)	(0.40)
Total dividends and distributions	(0.38)	(0.35)	(0.41)	(0.40)
Net asset value, end of period	$9.34	$9.95	$9.34	$9.95
Total Investment Return
Based on net asset value[3]	(2.45)%	4.49%[4]	(2.10)%	4.93%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.29%	1.29%[5]	0.93%	0.86%[5]
Total expenses after waivers, reimbursement and fees paid indirectly	1.31%	1.29%[5]	0.96%	0.86%[5]
Total expenses	1.66%	1.70%[5]	1.26%	1.33%[5]
Net investment income	3.93%	3.62%[5]	4.27%	4.04%[5]
Supplemental Data
Net assets, end of period (000)	$813	$1,435	$7,287	$11,538
Portfolio turnover	149%[6]	148%	149%[6]	148%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

45

Financial Highlights of BlackRock Low Duration Bond Portfolio (concluded)

	Investor C1		Investor C2
	Year Ended September 30, 2008	Period October 2, 2006[1] - September 30, 2007	Year Ended September 30, 2008	Period October 2, 2006[1] - September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$9.96	$9.87	$9.95	$9.87
Net investment income[2]	0.38	0.35	0.42	0.39
Net realized and unrealized gain (loss)	(0.62)	0.09	(0.62)	0.08
Net increase (decrease) from investment operations	(0.24)	0.44	(0.20)	0.47
Dividends and distributions from net investment income	(0.38)	(0.35)	(0.41)	(0.39)
Net asset value, end of period	$9.34	$9.96	$9.34	$9.95
Total Investment Return
Based on net asset value[3]	(2.56)%	4.57%[4]	(2.07)%	4.88%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.30%	1.33%[5]	0.91%	0.91%[5]
Total expenses after waivers, reimbursement and fees paid indirectly	1.32%	1.33%[5]	0.93%	0.91%[5]
Total expenses	1.56%	1.55%[5]	1.16%	1.17%[5]
Net investment income	3.91%	3.58%[5]	4.30%	4.00%[5]
Supplemental Data
Net assets, end of period (000)	$7,634	$9,833	$22,452	$27,574
Portfolio turnover	149%[6]	148%	149%[6]	148%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

46

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery

■	Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

47

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

48

Glossary

Glossary of Investment Terms

Asset-Backed Securities — bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans — a Fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. A Fund considers such investments to be debt securities.

Barclays Capital Mortgage-Backed Securities Index — an index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index — an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Bonds — debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO) — a Fund may invest in collateralized bond obligations which are securities backed by a diversified pool of high yield securities.

Collateralized Mortgage Obligations (CMO) — bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS) — bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps — in entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — a dollar roll transaction involves a sale by a Fund of a mortgage-backed or other security concurrently with an agreement by a Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration — a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Securities — sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity — the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index — an unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Merrill Lynch 10-Year Treasury Index — a one-security index consisting of the current “on-the-run” 10-year issue.

49

Mezzanine Investments — these are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities — asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Total Return — a way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which a Fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund (paid directly by a shareholder).

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Right of Accumulation — permits you to pay the sales charge that would apply to the current value of all qualifying Investor Shares and Institutional Shares taken together that you own in BlackRock Funds.

50

For More Information

Fund and Service Providers

THE FUND

BlackRock Funds II

BlackRock Government Income Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Financial Management, Inc.

40 East 52nd Street

New York, New York 10022

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.

Bellevue Corporate Center

301 Bellevue Parkway

Wilmington, DE 19809

DISTRIBUTOR

BlackRock Investments, Inc.

40 East 52nd Street

New York, New York 10022

CUSTODIAN

PFPC Trust Company

8800 Tinicum Boulevard

Philadelphia, PA 19153

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected each Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 28, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with each Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-BD4-PRI-0109

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Government Income Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Total Return Portfolio II

BlackRock Shares

Prospectus

January 28, 2009

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-537-4942 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

Funds Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About the Funds	4
	BlackRock Government Income Portfolio	4
	BlackRock High Yield Bond Portfolio	7
	BlackRock Low Duration Bond Portfolio	11
	BlackRock Total Return Portfolio II	15

Details About the Funds	How Each Fund Invests	19
	Investment Risks	22

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	How to Choose the Share Class that Best Suits Your Needs	27
	How to Buy, Sell and Transfer Shares	27
	Funds’ Rights	30
	Short-Term Trading Policy	30
	Redemption Fee	31
	Distribution and Service Payments	32

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	33
	Portfolio Manager Information	34
	Conflicts of Interest	35
	Valuation of Fund Investments	36
	Dividends, Distributions and Taxes	37

Financial Highlights	Financial Performance of the Funds	38

General Information	Shareholder Documents	42
	Certain Fund Policies	42
	Statement of Additional Information	43

Glossary	Glossary of Investment Terms	44

For More Information	Funds and Service Providers	Inside Back Cover

Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about four funds of BlackRock Funds II (“BFII”): BlackRock Government Income Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock Total Return Portfolio II (each, a “Fund” and collectively, the “Funds”). Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to a Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold are defined in the Glossary.

Key Facts About BlackRock Government Income Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Government Income Portfolio (the “Government Income Fund”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

The Government Income Fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The Government Income Fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. This includes debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. Securities purchased by the Government Income Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Government Income Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Government Income Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The Government Income Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The management team will normally attempt to structure the Government Income Fund’s portfolio to have a comparable duration to its benchmark.

The Government Income Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Government Income Fund?

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

4

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

■

U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Derivatives Risk — Derivatives risk includes the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

For additional information about the Government Income Fund’s risks, see Investment Risks below.

Who should invest?

The Government Income Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Are seeking income with the opportunity for capital preservation

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

5

Risk/Return Information

The chart and table shown below give you a picture of the Government Income Fund’s long-term performance for BlackRock Shares. The information shows you how the Government Income Fund’s performance has varied year by year and provides some indication of the risks of investing in the Government Income Fund. The table compares the Government Income Fund’s performance to that of a customized weighted index comprised of the returns of the Barclays Capital Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Government Income Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Government Income Fund expenses during these periods, the Government Income Fund’s returns would have been lower.

BlackRock Shares were launched February 2003. The performance of BlackRock Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to BlackRock Shares at the time of such share class’s launch. This information may be considered when assessing the fund’s performance, but does not represent the actual performance of this share class.

BlackRock Shares

ANNUAL TOTAL RETURNS

Government Income Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 7.21% (quarter ended December 31, 2008) and the lowest return for a quarter was –3.30% (quarter ended June 30, 2004).

As of 12/31/08	1 Year	5 Years	10 Years
Government Income Fund — BlackRock Shares[2]
Return Before Taxes[1]	6.04%	4.18%	6.02%
Return After Taxes on Distributions[1]	4.26%	2.53%	4.04%
Return After Taxes on Distributions and Sale of Shares[1]	3.88%	2.59%	3.99%
50% Barclays Capital Mortgage-Backed Securities Index3/50% Merrill Lynch 10-Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	14.13%	6.48%	6.15%
[1]	Includes all applicable fees and sales charges
[2]

The returns for BlackRock Shares prior to February 2003, the commencement of operations of BlackRock Shares, are based upon performance of the Fund’s Investor A Shares. The returns for BlackRock Shares, however, are adjusted to reflect the class-specific fees applicable to BlackRock Shares at the time of such share class’s launch.

[3]	Formerly Lehman Brothers Mortgage-Backed Securities Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

6

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describe the fees and expenses that you may pay if you buy and hold BlackRock Shares of the Government Income Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	BlackRock Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	BlackRock Shares
Management Fee	0.48%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.26%
Interest Expense	0.17%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses[1]	0.93%
Fee Waivers and Expense Reimbursements[2]	(0.29%	)
Net Annual Fund Operating Expenses[2]	0.64%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include the Acquired Fund Fees and Expenses.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.45% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Government Income Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$65	$267	$486	$1,116

Key Facts About BlackRock High Yield Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock High Yield Bond Portfolio (the “High Yield Fund”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

The High Yield Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The High Yield Fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called “junk bonds”) acquired by the High Yield Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the High Yield Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The High Yield Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The High Yield Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

7

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations (“CBOs”), bank loans and mortgage-backed and asset-backed securities. The High Yield Fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The High Yield Fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer’s current or future ability to make interest and principal payments.

The High Yield Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The High Yield Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The High Yield Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments

8

tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Emerging Markets Securities Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■	Distressed Securities Risk — Distressed securities risks include the potential for resale restrictions on such securities, and the possibility that no interest payments will be made on the securities.

■

Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

■

Bank Loan Risk — The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower.

■

Collateralized Bond Obligation Risk — The pool of high yield securities underlying CBOs is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Derivatives Risk — Derivatives risk includes the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

For additional information about the High Yield Fund’s risks, see Investment Risks below.

Who should invest?

The High Yield Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Are seeking income with the opportunity to maximize total return of capital

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

9

Risk/Return Information

The chart and table shown below give you a picture of the High Yield Fund’s long-term performance for BlackRock Shares. The information shows you how the High Yield Fund’s performance has varied year by year and provides some indication of the risks of investing in the High Yield Fund. The table compares the High Yield Fund’s performance to that of the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the High Yield Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain High Yield Fund expenses during these periods, the High Yield Fund’s returns would have been lower.

BlackRock Shares

ANNUAL TOTAL RETURNS

High Yield Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 10.55% (quarter ended June 30, 2003) and the lowest return for a quarter was –20.79% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
High Yield Fund — BlackRock Shares
Return Before Taxes[1]	-27.75%	-0.59%	3.18%
Return After Taxes on Distributions[1]	-30.21%	-3.50%	-0.51%
Return After Taxes on Distributions and Sale of Shares[1]	-17.66%	-1.83%	0.64%
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index[2] (Reflects no deduction for fees, expenses or taxes)	-25.88%	-0.84%	2.28%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers U.S Corporate High Yield 2% Issuer Cap Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

10

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the High Yield Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	BlackRock Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee[1]	2.00%
Exchange Fee	—[1]

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	BlackRock Shares
Management Fee	0.48%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.17%
Interest Expense	0.03%
Acquired Fund Fees and Expenses[2]	0.02%
Total Annual Fund Operating Expenses[2]	0.70%
Fee Waivers and Expense Reimbursements[3]	(0.10%	)
Net Annual Fund Operating Expenses[3]	0.60%
[1]

The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include the Acquired Fund Fees and Expenses.
[3]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.55% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the High Yield Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$61	$214	$380	$861

Key Facts About BlackRock Low Duration Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Low Duration Bond Portfolio (the “Low Duration Fund”) is to seek to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index.

What is the Fund’s main investment strategy?

The Low Duration Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Low Duration fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The Low Duration Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

11

The Low Duration Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Low Duration Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Low Duration Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of

12

credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Derivatives Risk — Derivatives risk includes the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

For additional information about the Low Duration Fund’s risks, see Investment Risks below.

Who should invest?

The Low Duration Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Are seeking income with the opportunity for capital preservation

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

13

Risk/Return Information

The chart and table shown below give you a picture of the Low Duration Fund’s long-term performance for BlackRock Shares. The information shows you how the Low Duration Fund’s performance has varied year by year and provides some indication of the risks of investing in the Low Duration Fund. The table compares the Low Duration Fund’s performance to that of a the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Low Duration Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Low Duration Fund’s returns would have been lower.

BlackRock Shares

ANNUAL TOTAL RETURNS

Low Duration Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 3.26% (quarter ended September 30, 2001) and the lowest return for a quarter was –6.09% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
Low Duration Fund — BlackRock Shares
Return Before Taxes[1]	-8.94%	0.66%	3.15%
Return After Taxes on Distributions[1]	-10.47%	-0.69%	1.44%
Return After Taxes on Distributions and Sale of Shares[1]	-5.74%	-0.18%	1.67%
Merrill Lynch 1-3 Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	6.61%	4.06%	4.71%
[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the Low Duration Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	BlackRock Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

14

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	BlackRock Shares
Management Fee	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.18%
Interest Expense	0.02%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses[1]	0.70%
Fee Waivers and Expense Reimbursements[2]	(0.27%	)
Net Annual Fund Operating Expenses[2]	0.43%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include the Acquired Fund Fees and Expenses.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.40% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Low Duration Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$44	$197	$363	$845

Key Facts About BlackRock Total Return Portfolio II

What is the Fund’s investment objective?

The investment objective of the BlackRock Total Return Portfolio II (the “Total Return II Fund”) is to seek to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Index.

What is the Fund’s main investment strategy?

The Total Return II Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Total Return II Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Total Return II Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Total Return II Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Total Return II Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Total Return II Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Total Return II Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

15

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Derivatives Risk — Derivatives risk includes the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

16

■

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

For additional information about the Total Return II Fund’s risks, see Investment Risks below.

Who should invest?

The Total Return II Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Are seeking income with the opportunity to maximize total return of capital

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

Risk/Return Information

The chart and table shown below give you a picture of the Total Return II Fund’s long-term performance for BlackRock Shares. The information shows you how the Total Return II Fund’s performance has varied year by year and provides some indication of the risks of investing in the Total Return II Fund. The table compares the Total Return II Fund’s performance to that of the Barclays Capital U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Total Return II Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Total Return II Fund’s returns would have been lower.

BlackRock Shares

ANNUAL TOTAL RETURNS

Total Return II Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 5.08% (quarter ended September 30, 2001) and the lowest return for a quarter was –5.81% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
Total Return II Fund — BlackRock Shares
Return Before Taxes[1]	-7.92%	1.75%	4.27%
Return After Taxes on Distributions[1]	-9.77%	0.11%	2.11%
Return After Taxes on Distributions and Sale of Shares[1]	-5.10%	0.59%	2.36%
Barclays Capital U.S. Aggregate Index[2] (Reflects no deduction for fees, expenses or taxes)	5.24%	4.65%	5.63%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers U.S. Aggregate Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

17

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the Total Return II Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	BlackRock Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	BlackRock Shares
Management Fee	0.46%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.13%
Interest Expense	0.46%
Acquired Fund Fees and Expenses[1]	—%
Total Annual Fund Operating Expenses[1]	1.05%
Fee Waivers and Expense Reimbursements[2]	(0.19%	)
Net Annual Fund Operating Expenses[2]	0.86%
[1]	Acquired fund fees and expenses were less than 0.01% for the Fund’s last fiscal year.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.40% of average daily net assets until February 1, 2009. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Total Return II Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$88	$315	$561	$1,265

18

Details About the Funds

How Each Fund Invests

Investment Process of the Funds (unless otherwise noted):

For the High Yield Fund, the management team evaluates sectors of the high yield market and individual bonds within these sectors. Typically, the management team will invest in distressed securities when it believes they are undervalued.

Securities are purchased for a Fund when the management teams determine that they have the potential for above-average total return. Each Fund’s performance is measured against a specified benchmark.

If a security’s rating declines (the High Yield Fund) or falls below B (for Low Duration Fund), investment grade (for Total Return II Fund) or the highest rating category (the Government Income Fund), the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Government Income Fund

Investment Goal

The investment objective of the Government Income Fund is to seek to maximize total return, consistent with income generation and prudent investment management.

Should the Government Income Fund’s Board of Trustees determine that the investment goals of the Government Income Fund should be changed, shareholders of the Government Income Fund will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Government Income Fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The Government Income Fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. These include debt securities issued by eligible financial institutions and guaranteed by the FDIC under its Temporary Liquidity Guarantee Program. Securities purchased by the Government Income Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Government Income Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Government Income Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The Government Income Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The management team will normally attempt to structure the Government Income Fund’s portfolio to have a comparable duration to its benchmark.

The Government Income Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE GOVERNMENT INCOME FUND

The Government Income Fund is managed by a team of financial professionals. Andrew J. Phillips and Eric
Pellicciaro are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.
Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

19

High Yield Fund

Investment Goal

The investment objective of the High Yield Fund is to seek to maximize total return, consistent with income generation and prudent investment management.

Should the High Yield Fund’s Board of Trustees determine that the investment goals of the High Yield Fund should be changed, shareholders of the High Yield Fund will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The High Yield Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The High Yield Fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called “junk bonds”) acquired by the High Yield Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the High Yield Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The High Yield Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The High Yield Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The High Yield Fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The High Yield Fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer’s current or future ability to make interest and principal payments.

The High Yield Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The High Yield Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The High Yield Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE HIGH YIELD FUND

The High Yield Fund is managed by a team of financial professionals. Kevin J. Booth, CFA and James Keenan, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see
“Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Low Duration Fund

Investment Goal

The investment objective of the Low Duration Fund is to seek to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index.

Should the Low Duration Fund’s Board of Trustees determine that the investment goals of the Low Duration Fund should be changed, shareholders of the Low Duration Fund will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Low Duration Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Low Duration Fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The Low Duration Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

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The Low Duration Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Low Duration Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Low Duration Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE LOW DURATION FUND

The Low Duration Fund is managed by a team of financial professionals. Stuart Spodek, Curtis Arledge and
Thomas F. Musmanno, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Total Return II Fund

Investment Goal

The investment objective of the Total Return II Fund is to seek to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Index.

Should the Total Return II Fund’s Board of Trustees determine that the investment goals of the Total Return II Fund should be changed, shareholders of the Total Return II Fund will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Total Return II Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Total Return II Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Total Return II Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Total Return II Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Total Return II Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Total Return II Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Total Return II Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE TOTAL RETURN II FUND

The Total Return II Fund is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew
Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Other Strategies:

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the

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Government Income Fund and Total Return II Fund may use and the High Yield Fund and Low Duration Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk.

The Funds may invest in securities prior to their date of issue. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Funds at an established price with payment and delivery taking place in the future. The Funds enter into these transactions to obtain what is considered an advantageous price to the Funds at the time of entering into the transaction.

Each Fund has the ability to invest in other investment companies, such as exchange- traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

Each Fund may invest uninvested cash balances in affiliated money market funds.

For temporary defensive purposes, each Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Policies” in the Statement of Additional Information also includes more information about the Funds, their investments and the related risks. There can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in Each Fund (unless otherwise noted):

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Leverage Risks — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, a Fund’s management team will segregate liquid assets on the books of a Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio will be magnified when a Fund uses leverage.

Liquidity Risks — Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of a Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that a Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk.

Call Risk — Call risk is the chance that during periods of falling interest rates, an issuer of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. A Fund would then lose potential income and may have to invest the proceeds in bonds with lower yields.

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Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. The principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Recent Developments with Sub-prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities. Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Derivatives Risks — A Fund’s use of derivatives may reduce a Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that

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has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

Foreign Securities Risk (High Yield Fund, Low Duration Fund, Total Return II Fund) — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of a Fund’s investments, in non U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to a Fund’s investments.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund than for investment companies invested only in the United States.

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Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; a Fund could be liable for any losses incurred.

Junk Bond Risks (High Yield Fund and Low Duration Fund) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include:

■

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.

■	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

■

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

U.S. Government Issuer Risk (Government Income Fund, Low Duration Fund, Total Return II Fund) — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

U.S. Government Mortgage-Related Securities Risk (Government Income Fund) — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Distressed Securities Risks (High Yield Fund) — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Emerging Markets Securities Risk (High Yield Fund) — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect

25

returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Mezzanine Securities Risk (High Yield Fund) — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

Bank Loan Risk (High Yield Fund) — The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower.

Collateralized Bond Obligation Risk (High Yield Fund) — The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Each Fund (unless otherwise noted) may also be subject to certain other risks associated with its investments and investment strategies, including:

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in a Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (BlackRock shares in this prospectus for the Government Income Fund, High Yield Fund, Low Duration Fund and Total Return II Fund). Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

If you redeem shares of any class of the High Yield Fund within 30 days of purchase or exchange, you will generally be charged a redemption fee unless certain conditions are met.

Each Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of the BlackRock Share class of the Funds.

BlackRock Shares
Availability	BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs and qualified employee benefit plans.
Minimum Investment

• $5 million for institutions and individuals

• There is no minimum initial investment requirement for fee-based programs with an annual fee of at least 0.50% or certain qualified employee benefit plans

• BlackRock Shares are available to clients of registered investment advisers who invest $250,000 in the Fund.

Initial Sales Charge?	No. Entire purchase price is invested in shares of a Fund.
Deferred Sales Charge?	No.
Service and Distribution Fees?	No.
Redemption Fees?	No.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or other financial intermediary. You may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of a Fund at any time for any reason.

In addition, the Funds may waive certain requirements regarding the purchase, sale or transfer of shares described below.

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The Funds may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Funds at any time for any reason. In addition, the Funds may waive certain requirements regarding the purchase, sale or transfer of shares described below.

How to Buy Shares

	Your Choices	Important Information For You to Know

Initial Purchase	Determine the amount of your investment	Refer to the minimum initial investment in the share class table of this prospectus.
Have your financial intermediary submit your purchase order

The price of your shares is based on the next calculation of a Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“Exchange” or “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Funds may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

Add to your Investment	Purchase additional shares	There is no minimum investment amount for additional purchases.
	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call the Funds at (800) 537-4942 and speak with one of our representatives. The Funds have the right to reject any telephone request for any reason.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call BlackRock at (800) 537-4942. Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Funds employ reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with a Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from such Fund or any of its affiliates, incurred through fraudulent activity.

Acquire additional shares by reinvesting dividends and capital gains

All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call BlackRock at

(800) 537-4942, or contact your financial intermediary (if your account is not held directly with BlackRock).

	Making payment for purchases	Payment for BlackRock Shares must normally be made in Federal funds or other immediately available funds by your financial professional or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of a Fund, be made in the form of securities that are permissible investments for the respective Fund. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to a Fund.

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How to Sell Shares

	Your Choices	Important Information For You to Know

Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order

You can also make redemption requests through your financial professional. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Shareholders who hold more than one class should indicate which class of shares they are redeeming.

The Funds may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming:

Redeem by Telephone: You may sell BlackRock Shares held at BlackRock by telephone request. Call (800) 537-4942 for details.

Each Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Each Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions will be sent via wire to the bank account of record.

Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds II c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940. Under certain circumstances a medallion signature guarantee will be required. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. Each Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of a Fund, an earlier payment could adversely affect a Fund. No charge for wiring redemption payments with respect to BlackRock Shares is imposed by a Fund.

Shares can be redeemed by Federal wire transfer to a single previously designated bank account. You are responsible for any additional charges imposed by your bank for this service.

The Funds are not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to a Fund at the address on the back cover of this prospectus.

* * *

If you make a redemption request before a Fund has collected payment for the purchase of shares, such Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

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How to Transfer your Account

	Your Choices	Important Information For You to Know

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of a Fund only to another securities dealer that has an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with a Fund; or • Sell your shares, paying any applicable deferred sales charge.

The Funds’ Rights

Each Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■

Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before a Fund has collected payment for the purchase of shares,

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the required minimum initial investment due to redemptions you have made. You will be notified that the value of your account is less than the required minimum initial investment before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the required minimum initial investment before a Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Short-Term Trading Policy

The Board of Trustees (the “Board”) of each Fund has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve a Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund’s portfolio securities and the determination of a Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

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If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and a Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, a Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, the Funds’ Distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Redemption Fee

The Government Income Fund, Low Duration Fund and Total Return II Fund do not charge a redemption fee. The High Yield Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of the High Yield Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of fund A are exchanged for shares of fund B 20 days after the purchase of the fund A shares, followed in 20 days by an exchange of the fund B shares for shares of fund C, will be subject to two redemption fees (one on each exchange). The High Yield Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the High Yield Fund, the redemption fee will not be assessed on redemptions or exchanges by:

■

accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the High Yield Fund not to be detrimental to the High Yield Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

■	accounts of shareholders who have died or become disabled;

■	shareholders redeeming or exchanging shares:

—	through the High Yield Fund’s Systematic Withdrawal Plan or Systematic Exchange Plan,

—	in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account,

—	in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

■	shareholders executing rollovers of current investments in the High Yield Fund through qualified employee benefit plans;

■	redemptions of shares acquired through dividend reinvestment;

■

mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) whose trading practices are determined by the High Yield Fund not to be detrimental to the High Yield Fund or long-term shareholders; and

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■	certain other accounts in the absolute discretion of the High Yield Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship.

The High Yield Fund reserves the right to modify or eliminate these waivers at any time.

In addition to the High Yield Fund, the following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology
BlackRock Global Dynamic Equity Fund	Opportunities Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Global SmallCap Fund, Inc.	BlackRock Small Cap Value Equity Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock International Diversification Fund	BlackRock U.S. Opportunities Portfolio
BlackRock International Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Index Fund	MFS Research International FDP Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock World Income Fund, Inc.

Distribution and Service Payments

BlackRock Funds II, on behalf of each Fund, has adopted a plan (the “Plan”) that allows each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

In accordance with the Plan, BlackRock Shares currently do not make such payments.

Other Payments by the Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, Bank of America Corporation (“BAC”) and their respective affiliates) (each a “Financial Intermediary”) pursuant to the Plan and fees that a Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Funds’ payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

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Management of the Funds

BlackRock

BlackRock, each Fund’s manager, manages the Funds’ investments and its business operations subject to the oversight of the Funds’ Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

BlackRock serves as manager to each Fund pursuant to a management agreement. BlackRock has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of BlackRock, under which BlackRock pays the sub-adviser a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the management agreements. BFM is responsible for the day-to-day management of the Funds.

For their management and sub-advisory services, BlackRock and BFM are entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. For the fiscal year ended September 30, 2008, the aggregate management fees, net of any applicable waivers, paid by the Funds to BlackRock as a percentage of each Fund’s average daily net assets were:

Government Income Fund	0.29%
High Yield Fund	0.41%
Low Duration Fund	0.26%
Total Return II Fund	0.28%

With respect to each Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a Fund’s business, if any) of each share class of a Fund at the levels shown in a Fund’s expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) a Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as a Fund’s manager or administrator and (3) the Board has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

A discussion of the basis for the Board’s approval of the management agreement and sub-advisory agreement with respect to each of the Funds is included in the respective Fund’s annual shareholder report for the fiscal year ended September 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the

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views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ Statement of Additional Information.

Government Income Fund

The Government Income Fund is managed by a team of financial professionals. Andrew J. Phillips and Eric Pellicciaro are the portfolio managers and are primarily responsible for the day-to-day management of the Government Income Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew J. Phillips	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1999	Managing Director of BlackRock since 1999.
Eric Pellicciaro	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2004	Managing Director of BlackRock since 2005; Director of BlackRock from 2002 to 2005.

High Yield Fund

The High Yield Fund is managed by a team of financial professionals. Kevin J. Booth, CFA and James Keenan, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the High Yield Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Kevin J. Booth, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 2006; Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers, L.P. (“MLIM”) in 2006; Director of MLIM from 1998 to 2006.
James Keenan, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 2004; Senior high yield trader at Columbia Management Group from 2003 to 2004.

Low Duration Fund

The Low Duration Fund is managed by a team of financial professionals. Stuart Spodek, Curtis Arledge and Thomas F. Musmanno, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the Low Duration Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stuart Spodek	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 2002.

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Portfolio Manager	Primary Role	Since	Title and Recent Biography
Curtis Arledge	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008.
Thomas F. Musmanno, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Director of BlackRock, Inc. since 2006; Director of MLIM from 2004 to 2006; Vice President of MLIM from 1996 to 2004.

Total Return II Fund

The Total Return II Fund is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Total Return II Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Amero	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1999	Vice Chairman of BlackRock since 2007; Global Chief Investment Officer for Fixed Income; Managing Director of BlackRock since 1990.
Curtis Arledge	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	(See above.)
Matthew Marra	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 2006; Director of BlackRock from 2002 to 2006.
Andrew J. Phillips	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	(See above.)

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held

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directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with a Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Funds’ Boards of Trustees, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Funds’ Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Funds’ Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by a Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

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Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

A Fund may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by a Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

“BUYING A DIVIDEND”

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Funds make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a Fund are paid within 10 days after the end of each month. The Funds’ Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a Fund at least annually at a date determined by the Funds’ Board of Trustees. A Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

Your distributions will be reinvested at net asset value in new shares of the same class of the Funds unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from a Fund whether you receive them in cash or additional shares.

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

When you sell your shares of a Fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a Fund is invested in non-U.S. securities, a Fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Certain states may exempt from state income taxation all or a portion of the income dividends paid by the Government Income Fund. This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Fund.

37

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

Financial Highlights of BlackRock Government Income Portfolio

	BlackRock
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.34	$10.75	$10.91	$11.18	$11.34
Net investment income[1]	0.53	0.55	0.50	0.48	0.47
Net realized and unrealized loss	(0.17)	(0.46)	(0.19)	(0.21)	(0.05)
Net increase from investment operations	0.36	0.09	0.31	0.27	0.42
Dividends and distributions from:
Net investment income	(0.55)	(0.50)	(0.47)	(0.52)	(0.42)
Tax return of capital	—	—	—	(0.02)	—
Net realized gain	—	—	—	—	(0.16)
Total dividends and distributions	(0.55)	(0.50)	(0.47)	(0.54)	(0.58)
Net asset value, end of year	$10.15	$10.34	$10.75	$10.91	$11.18
Total Investment Return
Based on net asset value	3.39%	1.19%	2.96%	2.43%	3.85%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense and excise tax	0.45%	0.45%	0.45%	0.45%	0.44%
Total expenses after waivers, reimbursement and fees paid indirectly	0.62%	0.59%	0.45%	0.45%	0.44%
Total expenses	0.91%	0.78%	0.70%	0.77%	0.78%
Net investment income	5.03%	5.13%	4.65%	4.35%	4.25%
Supplemental Data
Net assets, end of year (000)	$5	$6	$9,440	$9,164	$10,899
Portfolio turnover	5,424%[2]	1,659%	551%	662%	345%
[1]	Based on average shares outstanding.
[2]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 3,875%.

38

Financial Highlights of BlackRock High Yield Bond Portfolio

	BlackRock
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$7.98	$7.92	$8.09	$8.14	$7.74
Net investment income[1]	0.62	0.63	0.58	0.64	0.62
Net realized and unrealized gain (loss)	(1.34)	0.04	0.00 [2]	0.05	0.37
Net increase (decrease) from investment operations	(0.72)	0.67	0.58	0.69	0.99
Dividends and distributions from:
Net investment income	(0.65)	(0.61)	(0.61)	(0.60)	(0.59)
Net realized gain	—	—	(0.14)	(0.14)	—
Total dividends and distributions	(0.65)	(0.61)	(0.75)	(0.74)	(0.59)
Redemption fees added to paid-in capital[2]	—	—	—	—	—
Net asset value, end of year	$6.61	$7.98	$7.92	$8.09	$8.14
Total Investment Return
Based on net asset value[3]	(9.61)%	8.66%	7.67%	8.69%	13.20%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.55%	0.55%	0.55%	0.55%	0.55%
Total expenses after waivers, reimbursement and fees paid indirectly	0.58%	0.60%	0.55%	0.55%	0.55%
Total expenses	0.68%	0.72%	0.71%	0.77%	0.73%
Net investment income	8.38%	7.75%	7.41%	7.91%	7.71%
Supplemental Data
Net assets, end of year (000)	$369,888	$317,610	$219,996	$169,532	$126,976
Portfolio turnover	65%	69%	105%	129%	172%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

39

Financial Highlights of BlackRock Low Duration Bond Portfolio

	BlackRock
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.95	$9.86	$9.92	$10.09	$10.23
Net investment income[1]	0.47	0.44	0.40	0.32	0.23
Net realized and unrealized gain (loss)	(0.63)	0.09	(0.05)	(0.17)	(0.12)
Net increase (decrease) from investment operations	(0.16)	0.53	0.35	0.15	0.11
Dividends and distributions from:
Net investment income	(0.46)	(0.44)	(0.41)	(0.32)	(0.21)
Net realized gain	—	—	—	—	(0.04)
Total dividends and distributions	(0.46)	(0.44)	(0.41)	(0.32)	(0.25)
Redemption fees added to paid-in capital	—	—	—	0.00 [2]	—
Net asset value, end of year	$9.33	$9.95	$9.86	$9.92	$10.09
Total Investment Return
Based on net asset value	(1.68)%	5.55%	3.61%	1.49%[3]	1.18%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.40%	0.40%	0.40%	0.40%	0.40%
Total expenses after waivers, reimbursement and fees paid indirectly	0.42%	0.40%	0.41%	0.40%	0.40%
Total expenses	0.69%	0.66%	0.68%	0.68%	0.65%
Net investment income	4.79%	4.50%	4.02%	3.22%	2.25%
Supplemental Data
Net assets, end of year (000)	$302,436	$419,426	$540,714	$543,043	$772,355
Portfolio turnover	149%[4]	148%	72%	127%	216%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[4]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

40

Financial Highlights of BlackRock Total Return Portfolio II

	BlackRock
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.47	$9.51	$9.64	$9.76	$10.03
Net investment income[1]	0.49	0.45	0.43	0.40	0.40
Net realized and unrealized loss	(0.86)	(0.05)	(0.08)	(0.11)	(0.06)
Net increase (decrease) from investment operations	(0.37)	0.40	0.35	0.29	0.34
Dividends and distributions from:
Net investment income	(0.47)	(0.44)	(0.43)	(0.39)	(0.36)
Net realized gain	—	—	(0.05)	(0.02)	(0.25)
Total dividends and distributions	(0.47)	(0.44)	(0.48)	(0.41)	(0.61)
Net asset value, end of year	$8.63	$9.47	$9.51	$9.64	$9.76
Total Investment Return
Based on net asset value	(4.18)%	4.33%	3.74%	2.96%	3.83%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.40%	0.40%	0.40%	0.40%	0.40%
Total expenses after waivers, reimbursement and fees paid indirectly	0.86%	0.44%	0.40%	0.40%	0.40%
Total expenses	1.05%	0.63%	0.61%	0.64%	0.63%
Net investment income	5.18%	4.74%	4.51%	4.13%	4.13%
Supplemental Data
Net assets, end of year (000)	$1,418,867	$1,613,031	$1,619,004	$1,543,861	$1,400,826
Portfolio turnover	1,007%[2]	324%	197%	351%	360%
[1]	Based on average shares outstanding.
[2]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 218%.

41

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery

■	Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 537-4942.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

42

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

43

Glossary

Glossary of Investment Terms

Asset-Backed Securities — bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans — a Fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. A Fund considers such investments to be debt securities.

Barclays Capital Mortgage-Backed Securities Index — an index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Barclays Capital U.S. Aggregate Index — an unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index — an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Bonds — debt obligations such U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO) — a Fund may invest in collateralized bond obligations which are securities backed by a diversified pool of high yield securities.

Collateralized Mortgage Obligations (CMO) — bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS) — bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps — in entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — a dollar roll transaction involves a sale by a Fund of a mortgage-backed or other security concurrently with an agreement by a Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration — a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Securities — sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity — the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

44

Merrill Lynch 1-3 Year Treasury Index — an unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Merrill Lynch 10-Year Treasury Index — a one-security index consisting of the current “on-the-run” 10-year issue.

Mezzanine Investments — these are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities — asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Total Return — a way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which a Fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund (paid directly by a shareholder).

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

45

For More Information

Funds and Service Providers

THE FUNDS

BlackRock Funds II

BlackRock Government Income Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Total Return Portfolio II

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISERS

BlackRock Financial Management, Inc.

40 East 52nd Street

New York, New York 10022

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.

Bellevue Corporate Center

301 Bellevue Parkway

Wilmington, DE 19809

DISTRIBUTOR

BlackRock Investments, Inc.

40 East 52nd Street

New York, New York 10022

CUSTODIANS

PFPC Trust Company

8800 Tinicum Boulevard

Philadelphia, PA 19153

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected each Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information January 28, 2009 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with each Fund’s annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 537-4942.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800) 537-4942.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-BD4-BLK-0109

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Enhanced Income Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Bond Portfolio II

BlackRock Long Duration Bond Portfolio

BlackRock Shares

Prospectus

January 28, 2009

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-441-7762 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

Fund Overview	Key facts and details about the Fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About the Funds	4
	Enhanced Income Portfolio	4
	GNMA Portfolio	8
	Inflation Protected Bond Portfolio	12
	Intermediate Bond Portfolio II	16
	Long Duration Bond Portfolio	20

Details About the Funds	How Each Fund Invests	25
	Investment Risks	29

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and Distribution and other payments
	How to Choose the Share Class that Best Suits Your Needs	34
	How to Buy, Sell and Transfer Shares	34
	Funds’ Rights	37
	Short-Term Trading Policy	37
	Redemption Fee	38
	Distribution and Service Payments	39

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	40
	Portfolio Manager Information	42
	Conflicts of Interest	43
	Valuation of Fund Investments	44
	Dividends, Distributions and Taxes	45

Financial Highlights	Financial Performance of the Funds	46

General Information	Shareholder Documents	51
	Certain Fund Policies	51
	Statement of Additional Information	52

Glossary	Glossary of Investment Terms	53

For More Information	Fund and Service Providers	Inside Back Cover

Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about five funds of BlackRock Funds II: BlackRock Enhanced Income Portfolio, BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Intermediate Bond Portfolio II and BlackRock Long Duration Bond Portfolio (each, a “Fund” and collectively the “Funds”). Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to a Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold are defined in the Glossary.

Key Facts About BlackRock Enhanced Income Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Enhanced Income Portfolio (“Enhanced Income Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund invests primarily in bonds diversified among several categories. The Fund’s dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (CMOs), asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch. The Fund may invest in unrated notes, paper and other instruments that are determined by the fund management team to be of comparable quality to the instruments described above. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. The Fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

4

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

5

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Enhanced Income Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

6

Risk/Return Information

The chart and table shown below give you a picture of the Enhanced Income Portfolio’s long-term performance for BlackRock Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fun. The table compares the Fund’s performance to that of the Citigroup 1-Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

BlackRock Shares

ANNUAL TOTAL RETURNS

Enhanced Income Portfolio

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.55% (quarter ended September 30, 2006) and the lowest return for a quarter was -5.79% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	Since Inception[2]
Enhanced Income Portfolio — BlackRock Shares
Return Before Taxes[1]	-10.78%	-0.01%
Return After Taxes on Distributions[1]	-12.11%	-1.35%
Return After Taxes on Distributions and Sale of Shares[1]	-6.94%	-0.73%
Citigroup 1-Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	4.81%	3.62%
[1]	Includes all applicable fees and sales charges.
[2]	Fund inception date is March 4, 2004.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

7

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the Enhanced Income Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	BlackRock Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	BlackRock Shares
Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.50%
Interest Expense	0.04%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses[1]	0.95%
Fee Waivers and Expense Reimbursements[2]	(0.60)%
Net Annual Fund Operating Expenses[2]	0.35%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.30% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Enhanced Income Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$36	$243	$467	$1,111

Key Facts About BlackRock GNMA Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock GNMA Portfolio (“GNMA Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund normally invests at least 80% of its assets in Government National Mortgage Association (GNMA) securities. The Fund invests primarily in securities issued by the GNMA as well as other U.S. Government securities in the five to ten year maturity range. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. The Fund measures its performance against the Barclays Capital GNMA MBS Index (the benchmark).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

8

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

9

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The GNMA Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

10

Risk/Return Information

The chart and table shown below give you a picture of the GNMA Portfolio’s long-term performance for BlackRock Shares. BlackRock Shares were launched in December 2002. The performance of BlackRock Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to BlackRock Shares at the time of such share class’s launch. This information may be considered when assessing the Fund’s performance, but does not represent the actual performance of this share class. The table compares the Fund’s performance to that of the Barclays Capital GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

BlackRock Shares

ANNUAL TOTAL RETURNS

GNMA Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.77% (quarter ended September 30, 2001) and the lowest return for a quarter was -1.11% (quarter ended June 30, 1999).

As of 12/31/08	1 Year	5 Years	10 Years
GNMA Portfolio — BlackRock Shares
Return Before Taxes[1]	8.79%	5.31%	6.10%
Return After Taxes on Distributions[1]	7.03%	3.48%	3.83%
Return After Taxes on Distributions and Sale of Shares[1]	5.66%	3.44%	3.81%
Barclays Capital GNMA MBS Index[2] (Reflects no deduction for fees, expenses or taxes)	7.87%	5.39%	5.94%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers GNMA MBS Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

11

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the GNMA Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	BlackRock Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	BlackRock Shares
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.21%
Interest Expense	0.11%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses[1]	0.89%
Fee Waivers and Expense Reimbursements[2]	(0.31)%
Net Annual Fund Operating Expenses[2]	0.58%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.45% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the GNMA Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$59	$253	$463	$1,068

Key Facts About BlackRock Inflation Protected Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Inflation Protected Bond Portfolio (“Inflation Protected Bond Portfolio”) is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.

The Fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real: U.S. TIPS Index (the benchmark).

The Fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The Fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

12

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Fund may buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit-Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Deflation Risk — Deflation risk is the possibility that prices throughout the economy decline over time — the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for a Fund.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

13

■

Inflation Indexed Bond Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Non-Diversification Risk — The Fund is a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than may a diversified fund. Because the Fund may invest in a smaller number of issuers, the Fund is more exposed to developments affecting and the risks associated with individual issuers than a fund that invests more widely, which may have a greater impact on the Fund’s performance.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Inflation Protected Bond Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are willing to accept the risk of investing in a non-diversified portfolio

■	Are seeking income with the opportunity to maximize real return of capital

14

Risk/Return Information

The chart and table shown below give you a picture of the Inflation Protected Bond Portfolio’s long-term performance for BlackRock Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital Global Real: U.S. TIPS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

BlackRock Shares

ANNUAL TOTAL RETURNS

Inflation Protected Bond Portfolio

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 5.87% (quarter ended March 31, 2008) and the lowest return for a quarter was -3.53% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	Since Inception[2]
Inflation Protected Bond Portfolio — BlackRock Shares
Return Before Taxes[1]	0.58%	5.58%
Return After Taxes on Distributions[1]	-1.56%	3.41%
Return After Taxes on Distributions and Sale of Shares[1]	0.42%	3.52%
Barclays Capital Global Real: U.S. TIPS Index[3] (Reflects no deduction for fees, expenses or taxes)	-2.35%	4.37%
[1]	Includes all applicable fees and sales charges.
[2]	Fund inception date is June 28, 2004.
[3]	Formerly Lehman Brothers Global Real: U.S. TIPS Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

15

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the Inflation Protected Bond Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	BlackRock Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	BlackRock Shares
Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.24%
Interest Expense	0.04%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses[1]	0.69%
Fee Waivers and Expense Reimbursements[2]	(0.34)%
Net Annual Fund Operating Expenses[2]	0.35%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.30% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Inflation Protected Bond Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$36	$187	$350	$826

Key Facts About BlackRock Intermediate Bond Portfolio II

What is the Fund’s investment objective?

The investment objective of the BlackRock Intermediate Bond Portfolio II (“Intermediate Bond Portfolio II”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund normally invests at least 80% of its assets in bonds. The Fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark). The Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the Fund management team to be of similar quality. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

The Fund evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

16

The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

17

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Intermediate Bond Portfolio II may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

18

Risk/Return Information

The chart and table shown below give you a picture of the Intermediate Bond Portfolio II’s long-term performance for BlackRock Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

BlackRock Shares

ANNUAL TOTAL RETURNS

Intermediate Bond Portfolio II

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.03% (quarter ended September 30, 2001) and the lowest return for a quarter was -4.11% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Year	10 Year
Intermediate Bond Portfolio II — BlackRock Shares
Return Before Taxes[1]	-2.29%	2.65%	4.86%
Return After Taxes on Distributions[1]	-4.01%	1.11%	2.80%
Return After Taxes on Distributions and Sale of Shares[1]	-1.40%	1.40%	2.92%
Barclays Capital Intermediate Government/Credit Index[2]	5.08%	4.21%	5.43%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers Intermediate Government/Credit Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

19

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the Intermediate Bond Portfolio II. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	BlackRock Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	BlackRock Shares
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.18%
Interest Expense	0.19%
Acquired Fund Fees and Expenses[1]	—%
Total Annual Fund Operating Expenses	0.87%
Fee Waivers and Expense Reimbursements[2]	(0.23)%
Net Annual Fund Operating Expenses[2]	0.64%
[1]	Acquired Fund Fees and Expenses were less than 0.01% for the Fund’s last fiscal year.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.45% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Intermediate Bond Portfolio II with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$65	$255	$460	$1,051

Key Facts About BlackRock Long Duration Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Long Duration Bond Fund (“Long Duration Bond Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Long Government/Credit Index (the benchmark).

Fund management evaluates sectors of the U.S. and non-U.S. bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The Fund may also invest in preferred stock.

The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-investment grade bonds acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. The Fund may invest in securities rated in the category C and above or determined by the management team to be of comparable quality.

20

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

21

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

22

Who should invest?

The Long Duration Bond Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

Risk/Return Information

The chart and table shown below give you a picture of the Long Duration Bond Portfolio’s long-term performance for BlackRock Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital Long Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

BlackRock Shares

ANNUAL TOTAL RETURNS

Long Duration Bond Portfolio

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 15.02% (quarter ended December 31, 2008) and the lowest return for a quarter was -4.99% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	Since Inception[2]
Long Duration Bond Portfolio — BlackRock Shares
Return Before Taxes[1]	7.77%	7.59%
Return After Taxes on Distributions[1]	5.89%	5.73%
Return After Taxes on Distributions and Sale of Shares[1]	4.98%	5.33%
Barclays Capital Long Government/Credit Index[3] (Reflects no deduction for fees, expenses or taxes)	8.44%	8.45%
[1]	Includes all applicable fees and sales charges.
[2]	Fund inception date is October 19, 2007.
[3]	Formerly Lehman Brothers Long Government/Credit Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

23

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the Long Duration Bond Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	BlackRock Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	BlackRock Shares
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.38%
Interest Expense	0.13%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses[1]	1.03%
Fee Waivers and Expense Reimbursements[2]	(0.48)%
Net Annual Fund Operating Expenses[2]	0.55%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.40% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Long Duration Bond Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$56	$280	$522	$1,216

24

Details About the Funds

How Each Fund Invests

Investment Process:

With respect to each Fund, BlackRock considers a variety of factors when choosing investments, such as:

With respect to Enhanced Income Portfolio, GNMA Portfolio, Intermediate Bond Portfolio II and Long Duration Bond Portfolio, securities are purchased for the Fund when the management team determines that they have the potential for above-average total return.

With respect to Enhanced Income Portfolio and Intermediate Bond Portfolio II, if a security’s rating falls below investment grade, the management team will decide whether to continue to hold the security.

With respect to GNMA Portfolio, if a security’s rating falls below the highest rating category, the management team will decide whether to continue to hold the security.

With respect to Enhanced Income Portfolio, Inflation Protected Bond Portfolio, Intermediate Bond Portfolio II and Long Duration Bond Portfolio, a security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Each Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

With respect to Inflation Protected Bond Portfolio, the U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

Enhanced Income Portfolio

Investment Goal

The investment objective of the Enhanced Income Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Fund invests primarily in bonds diversified among several categories. The Fund’s dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The Fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch. The Fund may invest in unrated notes, paper and other instruments that are determined by the fund management team to be of comparable quality to the instruments described above.

The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The Fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives

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as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE ENHANCED INCOME PORTFOLIO

The Enhanced Income Portfolio is managed by a team of financial professionals. Thomas F. Musmanno, Curtis
Arledge and Stuart Spodek are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

GNMA Portfolio

Investment Goal

The investment objective of the GNMA Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the Fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The Fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

The Fund measures its performance against the Barclays Capital GNMA MBS Index (the benchmark).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest for another party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE GNMA PORTFOLIO

The GNMA Portfolio is managed by a team of financial professionals. Andrew J. Phillips and Eric Pellicciaro are the
portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see
“Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Inflation Protected Bond Portfolio

Investment Goal

The investment objective of the Inflation Protected Bond Portfolio is to seek to maximize real return, consistent with preservation of real capital and prudent investment management. Should the Fund’s Board of Trustees determine that

26

the investment objective of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The Fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Real: U.S. TIPS Index (the benchmark).

The Fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The Fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INFLATION PROTECTED BOND PORTFOLIO

The Inflation Protected Bond Portfolio is managed by a team of financial professionals. Stuart Spodek and Brian
Weinstein are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.
Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Intermediate Bond Portfolio II

Investment Goal

The investment objective of the Intermediate Bond Portfolio II is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The Fund measures its performance against the benchmark.

27

The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INTERMEDIATE BOND PORTFOLIO II

The Intermediate Bond Portfolio II is managed by a team of financial professionals. Scott Amero, Curtis Arledge,
Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Long Duration Bond Portfolio

Investment Goal

The investment objective of the Long Duration Bond Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Long Government/Credit Index (the benchmark). As of December 31, 2008, the duration of the benchmark was 11.56 years.

The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The Fund may also invest in preferred stock. The fund measures its performance against the benchmark.

The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. The Fund may invest in securities rated in the category C and above or determined by the management team to be of comparable quality. Split rated bonds will be considered to have the higher rating.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

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ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE LONG DURATION BOND PORTFOLIO

The Long Duration Bond Portfolio is managed by a team of financial professionals. Stuart Spodek, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Other Strategies (All Funds)

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investment/strategy:

■	Affiliated Money Market Funds — The Funds may invest uninvested cash balances in affiliated money market funds.

■

Investment Companies — The Funds have the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

■

Temporary Defensive Strategies — For temporary defensive purposes, the Funds may restrict the markets in which they invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

■	When-Issued, Delayed Delivery Securities and Forward Commitment — The Funds may invest in securities prior to their date of issue.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Policies” in the Statement of Additional Information also includes more information about the Funds, their investments and the related risks. There can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in a Fund:

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Deflation Risk (Inflation Protected Bond Portfolio) — Deflation risk is the possibility that prices throughout the economy decline over time — the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for a Fund.

Derivatives Risks — A Fund’s use of derivatives may reduce a Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately. A Fund could also suffer losses related

29

to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Emerging Markets Risk (Inflation Protected Bond Portfolio, Intermediate Bond Portfolio II, Long Duration Bond Portfolio) — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Foreign Securities Risks (Enhanced Income Portfolio, Inflation Protected Bond Portfolio, Intermediate Bond Portfolio II, Long Duration Bond Portfolio) — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of a Fund’s investments, in non U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to a Fund’s investments.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

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Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Inflation Indexed Bond Risk (Inflation Protected Bond Portfolio) — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in a Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause a Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

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Junk Bond Risks (Inflation Protected Bond Portfolio, Long Duration Bond Portfolio) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include:

■

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

■	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

■

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risks — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, a Fund management team will segregate liquid assets on the books of a Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio will be magnified when a Fund uses leverage.

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Mortgage-Backed and Asset-Backed Securities Risks — Some funds make investments in residential and commercial mortgage-backed securities (CMBS) and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Recent Developments with Sub-prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused

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rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities. Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Non-Diversification Risk (Inflation Protected Bond Portfolio) — The Fund is a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than may a diversified fund. Because the Fund may invest in a smaller number of issuers, the Fund is more exposed to developments affecting and the risks associated with individual issuers than a fund that invests more widely, which may have a greater impact on the Fund’s performance.

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Each Fund may also be subject to the following other risk associated with its investments and investment strategies:

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Funds acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Funds (including management and advisory fees) and, indirectly, the expense of the investment companies.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (one by this prospectus), allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

The Funds’ shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of the BlackRock Share class of each of the Funds.

BlackRock Shares
Availability	BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs and qualified employee benefit plans.
Minimum Investment

• $5 million for institutions and individuals

• There is no minimum initial investment requirement for fee-based programs with an annual fee of at least 0.50% or certain qualified employee benefit plans

• BlackRock Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.
Service and Distribution Fees?	No.
Redemption Fees?	No.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or other financial intermediary. You may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

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The Funds may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Funds at any time for any reason. In addition, the Funds may waive certain requirements regarding the purchase, sale or transfer of shares described below.

How to Buy Shares

	Your Choices	Important Information for You to Know
Initial Purchase	Determine the amount of your investment	• Refer to the minimum initial investment in the share class table of this prospectus.
Have your financial intermediary submit your purchase order

The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“Exchange” or “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

Add to your Investment	Purchase additional shares	There is no minimum investment amount for additional purchases.
	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call the Fund at (800) 537-4942 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call BlackRock at (800) 537-4942.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call BlackRock at (800) 537-4942, or contact your financial intermediary (if your account is not held directly with BlackRock).
How to Pay for Shares	Making payment for purchases	Payment for BlackRock Shares must normally be made in Federal funds or other immediately available funds by your financial professional or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

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How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order

You can also make redemption requests through your financial professional. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Shareholders who hold more than one class should indicate which class of shares they are redeeming.

The Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming:

Redeem by Telephone: You may sell BlackRock Shares held at BlackRock by telephone request. Call (800) 537-4942 for details.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions will be sent via wire to the bank account of record.

Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940. Under certain circumstances a medallion signature guarantee will be required.

Payment of Redemption Proceeds by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund.

Shares can be redeemed by Federal wire transfer to a single previously designated bank account. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to BlackRock Shares is imposed by the Fund.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

* * *

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

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How to Transfer your Account

	Your Choices	Important Information for You to Know

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of the Fund only to another securities dealer that has an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Fund; or • Sell your shares, paying any applicable deferred sales charge.

The Funds’ Rights

Each Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■

Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares,

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the required minimum initial investment due to redemptions you have made. You will be notified that the value of your account is less than the required minimum initial investment before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the required minimum initial investment before a Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Short-Term Trading Policy

The Board of Directors/Trustees (the “Board”) of each Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

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If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Funds’ Distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Redemption Fee

The Funds do not charge a redemption fee. However, certain mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) listed below (the “Applicable Funds”) charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

The following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

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Distribution and Service Payments

The Funds have adopted a plan (the “Plan”) that allows each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

In accordance with the Plan, BlackRock Shares currently do not make such payments.

Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch & Co., Inc. (“Merrill Lynch”), Bank of America Corporation (“BAC”) and their respective affiliates) (each a “Financial Intermediary”) pursuant to the Plan and fees that a Fund pays to PNC Global Investment Servicing (U.S.) Inc., BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

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Management of the Funds

BlackRock

BlackRock, each Fund’s manager, manages the Fund’s investments and its business operations subject to the oversight of the Fund’s Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

BlackRock serves as manager to each Fund pursuant to a management agreement. BlackRock has entered into sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of BlackRock, under which BlackRock pays the sub-adviser a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the management agreements.

For their management and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. For the fiscal year ended September 30, 2008, the aggregate management fees, net of any applicable waivers, paid by the Funds to BlackRock as a percentage of each Fund’s average daily net assets were:

Enhanced Income Portfolio	0.00%
GNMA Portfolio	0.24%
Inflation Protected Bond Portfolio	0.09%
Intermediate Bond Portfolio II	0.31%
Long Duration Bond Portfolio	0.07%

Enhanced Income Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Enhanced Income Portfolio, the maximum annual management fees that can be paid to BlackRock are 0.40% of the Fund’s average daily net assets.

GNMA Portfolio Total Annual Management Fee (Before Waivers)

With respect to the GNMA Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.550%
$1 billion – $2 billion	0.500%
$2 billion – $3 billion	0.475%
Greater than $3 billion	0.450%

Inflation Protected Bond Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Inflation Protected Bond Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.400%
$1 billion – $2 billion	0.375%
$2 billion – $3 billion	0.350%
Greater than $3 billion	0.325%

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Intermediate Bond Portfolio II Total Annual Management Fee (Before Waivers)

With respect to the Intermediate Bond Portfolio II, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

Long Duration Bond Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Long Duration Bond Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

BlackRock has agreed contractually to cap net expenses for each Fund (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, if any) of each share class of the Fund at the levels shown in that Fund’s expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund’s manager or administrator and (3) the Board of Directors of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

A discussion of the basis for the Board’s approval of the management agreement and sub-advisory agreement with respect to each of the Funds is included in the respective Fund’s annual shareholder report for the fiscal year ended September 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

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Portfolio Management Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s Statement of Additional Information.

Enhanced Income Portfolio

The Enhanced Income Portfolio is managed by a team of financial professionals. Thomas F. Musmanno, Curtis Arledge and Stuart Spodek are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Thomas F. Musmanno, Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers L.P. (“MLIM”) from 2004 to 2006; Vice President of MLIM from 1996 to 2004
Curtis Arledge, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008
Stuart Spodek, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2002	Managing Director of BlackRock since 2002

GNMA Portfolio

The GNMA Portfolio is managed by a team of financial professionals. Andrew J. Phillips and Eric Pellicciaro are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew J. Phillips, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1999	Managing Director of BlackRock since 1999
Eric Pellicciaro, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2004	Managing Director of BlackRock since 2005; Director of BlackRock from 2002 to 2005

Inflation Protected Bond Portfolio

The Inflation Protected Bond Portfolio is managed by a team of financial professionals. Stuart Spodek and Brian Weinstein are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stuart Spodek, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	Inception	Managing Director of BlackRock since 2002
Brian Weinstein, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2005	Managing Director of BlackRock since 2007; Director at BlackRock in 2007; VP at BlackRock from 2005 to 2007; Associate at BlackRock from 2002 to 2005

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Intermediate Bond Portfolio II

The Intermediate Bond Portfolio II is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Amero, Vice Chairman	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1995	Vice Chairman of BlackRock since 2007; Managing Director of BlackRock since 1990
Curtis Arledge, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008.
Matthew Marra, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 2006; Director of BlackRock from 2002 to 2006
Andrew J. Phillips, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 1999

Long Duration Bond Portfolio

The Long Duration Bond Portfolio is managed by a team of financial professionals. Stuart Spodek, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stuart Spodek, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	Inception	Managing Director of BlackRock since 2002
Matthew Marra, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 2006; Director of BlackRock from 2002 to 2006
Andrew J. Phillips, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 1999

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect

43

interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with a Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

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Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

“BUYING A DIVIDEND”

You may want to avoid buying shares shortly before a Fund pays a dividend although the impact on you will be significantly less than if you were invested in a Fund paying fully taxable dividends. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Funds make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a Fund are paid within ten days after the end of each month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Fund’s Board of Trustees. A Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PNC GIS in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from a Fund whether you receive them in cash or additional shares.

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Distributions paid out of a Fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a Fund, you may realize a capital gain or loss.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements.

Certain states may exempt from state income taxation a portion of the income dividends paid by the Funds attributable to U.S. government or agency obligations.

This is only a summary of some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

45

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

Financial Highlights of BlackRock Enhanced Income Portfolio

	BlackRock
	Year Ended September 30,				Period March 4, 2004[1] to September 30, 2004
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.79	$9.85	$9.86	$9.94	$10.00
Net investment income[2]	0.43	0.47	0.40	0.29	0.11
Net realized and unrealized gain (loss)	(0.89)	(0.06)	0.00 [3]	(0.08)	(0.05)
Net increase (decrease) from investment operations	(0.46)	0.41	0.40	0.21	0.06
Dividends from net investment income	(0.43)	(0.47)	(0.41)	(0.29)	(0.12)
Net asset value, end of period	$8.90	$9.79	$9.85	$9.86	$9.94
Total Investment Return
Based on net asset value	(4.88)%	4.22%	4.16%	2.15%	0.58%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.30%	0.30%	0.30%	0.30%	0.30%[5]
Total expenses after waivers, reimbursement and fees paid indirectly	0.34%	0.31%	0.30%	0.32%	0.30%[5]
Total expenses	0.94%	0.74%	0.69%	0.72%	1.14%[5]
Net investment income	4.55%	4.71%	4.09%	2.94%	1.87%[5]
Supplemental Data
Net assets, end of period (000)	$4,099	$20,165	$18,172	$23,641	$18,677
Portfolio turnover	56%[6]	68%	108%	147%	208%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.005 per share.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 29%.

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Financial Highlights of BlackRock Intermediate Bond Portfolio II

	BlackRock
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.28	$9.24	$9.32	$9.57	$9.89
Net investment income[1]	0.45	0.42	0.39	0.35	0.35
Net realized and unrealized gain (loss)	(0.53)	0.06	(0.07)	(0.20)	(0.09)
Net increase (decrease) from investment operations	(0.08)	0.48	0.32	0.15	0.26
Dividends and distributions from:
Net investment income	(0.45)	(0.44)	(0.40)	(0.32)	(0.36)
Net realized gain	(0.01)	—	—	(0.08)	(0.22)
Total dividends and distributions	(0.46)	(0.44)	(0.40)	(0.40)	(0.58)
Redemption fees added to paid-in capital	—	—	0.00 [2]	—	—
Net asset value, end of year	$8.74	$9.28	$9.24	$9.32	$9.57
Total Investment Return
Based on net asset value	(1.07)%	5.33%	3.54%[3]	1.61%	2.72%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.45%
Total expenses after waivers, reimbursement and fees paid indirectly	0.64%	0.47%	0.45%	0.45%	0.45%
Total expenses	0.87%	0.68%	0.67%	0.70%	0.69%
Net investment income	4.81%	4.59%	4.20%	3.75%	3.67%
Supplemental Data
Net assets, end of year (000)	$218,311	$262,145	$397,585	$435,529	$444,821
Portfolio turnover	316%[4]	101%	113%	194%	216%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[4]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 130%.

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Financial Highlights of BlackRock Long Duration Bond Portfolio

BlackRock
Period October 19, 2007[1] to September 30, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.48
Net realized and unrealized loss	(0.95)
Net decrease from investment operations	(0.47)
Dividends from net investment income	(0.47)
Net asset value, end of period	$9.06
Total Investment Return
Based on net asset value[3]	(4.97)%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense[4]	0.40%
Total expenses after waivers, reimbursement and fees paid indirectly[4]	0.53%
Total expenses[4]	1.01%
Net investment income[4]	5.11%
Supplemental Data
Net assets, end of period (000)	$146,251
Portfolio turnover	652%[5]
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 287%.

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Financial Highlights of BlackRock Inflation Protected Bond Portfolio

	BlackRock
	Year Ended September 30,				Period June 28, 2004[1] to September 30, 2004
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.87	$9.84	$10.35	$10.38	$10.00
Net investment income[2]	0.80	0.19	0.55	0.41	0.12
Net realized and unrealized gain (loss)	(0.10)	0.30	(0.26)	0.19	0.38
Net increase from investment operations	0.70	0.49	0.29	0.60	0.50
Dividends and distributions from:
Net investment income	(0.69)	(0.43)	(0.67)	(0.53)	(0.12)
Net realized gain	(0.04)	(0.03)	(0.13)	(0.10)	—
Total dividends and distributions	(0.73)	(0.46)	(0.80)	(0.63)	(0.12)
Net asset value, end of period	$9.84	$9.87	$9.84	$10.35	$10.38
Total Investment Return
Based on net asset value	6.97%	5.07%	3.00%	5.91%	5.05%[3]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.30%	0.30%	0.30%	0.30%	0.30%[4]
Total expenses after waivers, reimbursement and fees paid indirectly	0.34%	0.30%	0.30%	0.30%	0.30%[4]
Total expenses	0.68%	0.67%	0.85%	0.97%	2.61%[4]
Net investment income	7.62%	1.98%	5.59%	4.01%	4.29%[4]
Supplemental Data
Net assets, end of period (000)	$12,573	$1,954	$17,890	$22,975	$20,763
Portfolio turnover	249%[5]	219%	235%	419%	96%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 144%.

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Financial Highlights of BlackRock GNMA Portfolio

	BlackRock
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.44	$9.53	$9.69	$9.87	$10.02
Net investment income[1]	0.23	0.47	0.45	0.44	0.48
Net realized and unrealized gain (loss)	0.55	(0.05)	(0.08)	(0.20)	(0.14)
Net increase from investment operations	0.78	0.42	0.37	0.24	0.34
Dividends and distributions from:
Net investment income	(0.49)	(0.51)	(0.53)	(0.42)	(0.49)
Net realized gain	—	—	—	—	—
Total dividends and distributions	(0.49)	(0.51)	(0.53)	(0.42)	(0.49)
Net asset value, end of year	$9.73	$9.44	$9.53	$9.69	$9.87
Total Investment Return
Based on net asset value	8.36%	4.56%	3.93%	2.44%	4.02%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.45%
Total expenses after waivers, reimbursement and fees paid indirectly	0.56%	0.49%	0.45%	0.45%	0.50%
Total expenses	0.87%	0.81%	0.78%	0.85%	0.83%
Net investment income	4.98%	4.96%	4.71%	4.53%	4.85%
Supplemental Data
Net assets, end of year (000)	$353	$12,162	$11,632	$10,915	$10,659
Portfolio turnover	2,637%[2]	553%	320%	521%	228%
[1]	Based on average shares outstanding.
[2]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 868%.

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General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery

■	Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800)-441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

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Glossary

Glossary of Investment Terms

Asset-Backed Securities — Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Barclays Capital Global Real: U.S. TIPS Index — An unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.

Barclays Capital GNMA MBS Index — An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Barclays Capital Intermediate Government/Credit Index — An unmanaged index comprised of U.S. Government securities from the more comprehensive Barclays Capital U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Barclays Capital Long Government/Credit Index — An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Barclays Capital U.S. Aggregate Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

Bonds — Debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup 1-Year Treasury Index — An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing U.S. Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

Collateralized Mortgage Obligations (CMO) — Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS) — Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper — Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Credit Default Swaps — In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

GNMA Securities — Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

High Yield Bonds — Sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth highest rating category of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade — Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Mortgage-Backed Securities — asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

53

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund (paid directly by a shareholder).

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Dollar-Weighted Average Maturity — the average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Duration — a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Maturity — The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Total Return — a way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

54

For More Information

Fund and Service Providers

THE FUNDS

BlackRock Funds II

Enhanced Income Portfolio

GNMA Portfolio

Inflation Protected Bond Portfolio

Intermediate Bond Portfolio II

Long Duration Bond Portfolio

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 537-4942

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Financial Management, Inc.

40 East 52nd Street

New York, New York 10022

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.

Bellevue Corporate Center

301 Bellevue Parkway

Wilmington, DE 19809

DISTRIBUTOR

BlackRock Investments, Inc.

40 East 52nd Street

New York, New York 10022

CUSTODIAN

PFPC Trust Company

8800 Tinicum Boulevard

Philadelphia, PA 19153

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 28, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 537-4942.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800) 537-4942.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-10051-1008

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

International Bond Portfolio

BlackRock Shares

Prospectus

January 28, 2009

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at (800) 537-4942 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

Fund Overview	Key facts and details about the Fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock International Bond Portfolio	4

Details About the Fund	How the Fund Invests	8
	Investment Risks	9

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	How to Choose the Share Class that Best Suits Your Needs	13
	How to Buy, Sell and Transfer Shares	13
	Fund’s Rights	16
	Short-Term Trading Policy	16
	Redemption Fee	17
	Distribution and Service Payments	18

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	20
	Portfolio Manager Information	21
	Conflicts of Interest	21
	Valuation of Fund Investments	22
	Dividends, Distributions and Taxes	22

Financial Highlights	Financial Performance of the Fund	24

General Information	Shareholder Documents	25
	Certain Fund Policies	25
	Statement of Additional Information	26

Glossary	Glossary of Investment Terms	27

For More Information	Fund and Service Providers	Inside Back Cover

Additional Information	Back Cover

Fund Overview

Key Facts About the BlackRock International Bond Portfolio

This prospectus provides information about the International Bond Portfolio of BlackRock Funds II. The International Bond Portfolio is referred to in this prospectus as the “Fund.” The Fund represents a separate portfolio of securities and has its own investment objective.

The Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

The prospectus includes sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold are defined in the Glossary.

What is the Fund’s investment objective?

The Fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

What is the Fund’s main investment strategy?

In pursuit of this goal, the Fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The Fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The Fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The Fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Under normal market conditions, the Fund will invest significantly (at least 40%) in issuers (i) organized or located outside the U.S. (including non-U.S. government), (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S. (i.e., a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.). The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

4

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Risks of Concentrating in One Country — Investing a significant portion of assets in one country makes the Fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the Fund’s performance more dependent on developments in those countries.

■

Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Fund may be an appropriate investment for you if you:

■	Are looking to invest in non-dollar denominated bonds of issuers located outside of the United States

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in non-U.S. bonds

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of non-U.S. bonds in general

5

Risk/Return Information

The chart and table shown below give you a picture of the Fund’s long-term performance for BlackRock Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

BlackRock Shares were launched in May 2004. The performance of BlackRock Shares for the period before they were launched is based on the performance of BlackRock Shares adjusted to reflect the class specific fees applicable to BlackRock Shares at the time of such share class’s launch. This information may be considered when assessing the fund’s performance, but does not represent the actual performance of this share class.

BlackRock Shares

ANNUAL TOTAL RETURNS

International Bond

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 10.29% (quarter ended December 31, 2004) and the lowest return for a quarter was –6.01% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
BlackRock International Bond Portfolio; BlackRock Shares
Return Before Taxes[1]	2.74%	3.82%	6.22%
Return After Taxes on Distributions[1]	–0.89%	2.33%	4.10%
Return After Taxes on Distributions and Sale of Shares[1]	1.77%	2.40%	4.02%
Citigroup Non-U.S. World Government Bond Index (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	10.11%	5.97%	5.59%
[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

6

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold BlackRock Shares of the Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	BlackRock Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee[1]	2.00%
Exchange Fee	—[1]

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	BlackRock Shares
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.22%
Interest Expense[2]	—%
Acquired Fund Fees and Expenses[3]	0.01%
Total Annual Fund Operating Expenses[3]	0.78%
Fee Waivers and Expense Reimbursements[4]	—%
Net Annual Fund Operating Expenses[4]	0.78%
[1]

The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[2]

The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2008 the interest expense on the fund for such transactions was less than 0.01%.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[4]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock Class Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.78% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Fund” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expense as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$80	$249	$433	$966

7

Details About the Fund

How The Fund Invests

Investment Goal

The Fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process:

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the Fund when the management team determines that they have the potential for above-average total return. The Fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

Primary Investment Strategies

In pursuit of this goal, the Fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The Fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The Fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The Fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Under normal market conditions, the Fund will invest significantly (at least 40%) in issuers (i) organized or located outside the U.S. (including non-U.S. government), (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S. (i.e., a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.). The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

8

Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

Illiquid Securities — The Fund may invest a small portion of its assets in illiquid securities that it may be unable to sell quickly, or may be able to sell only at a price below current value.

Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

Temporary Defensive Strategies — For temporary defensive purposes, the Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The International Bond Portfolio is managed by a team of financial professionals. Andrew Gordon and Scott Thiel are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund. Please see
“Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. “Investment Policies” in the Statement of Additional Information also includes more information about the Fund, its investments and the related risks. There can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the Fund will not lose value. This means you could lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in non-dollar denominated bonds of issuers located outside of the United States.

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer

9

losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For

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example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Forward Foreign Currency Exchange Contracts Risk — Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Interest Rate Risk — Interest rate risk refers to the risk that interest rates may rise. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Leverage Risks — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risks — Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of a Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that a Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Risks of Concentrating in One Country — Investing a significant portion of assets in one country makes the Fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the Fund’s performance more dependent on developments in those countries.

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Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

The Fund currently offers multiple share classes (BlackRock Shares in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your financial institution (such as banks and brokerage firms) (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

If you redeem (either by sale or exchange) shares within 30 days of purchase or exchange, you will generally be charged a redemption fee unless certain conditions are met.

The Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of the BlackRock Share class of the Fund.

BlackRock Shares
Availability	BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs and qualified employee benefit plans.
Minimum Investment

• $5 million for institutions and individuals;

• There is no minimum initial investment requirement for fee-based programs with an annual fee of at least 0.50% or certain qualified employee benefit plans;

• BlackRock Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.
Service and Distribution Fees?	No.
Redemption Fees?	Yes. Payable if you redeem or exchange within 30 days of purchase.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability.

How to Buy, Sell and Transfer Shares

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or other financial intermediary. You may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason. In addition, the Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.

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How to Buy Shares

	Your Choices	Important Information For You to Know

Initial Purchase	Determine the amount of your investment

•  Refer to the minimum initial investment in the share class table of this prospectus.

•  The Fund has lower investment minimums for other categories of shareholders eligible to purchase BlackRock Shares, including selected fee-based programs.

Have your financial intermediary submit your purchase order

The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“Exchange” or “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

Add to your Investment	Purchase additional shares	There is no minimum investment amount for additional purchases.
	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call the Fund at (800) 537-4942 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call BlackRock at (800) 537- 4942.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call BlackRock at (800) 537-4942, or contact your financial intermediary (if your account is not held directly with BlackRock).
How to Pay for Shares	Making payment for purchases	Payment for BlackRock Shares must normally be made in Federal funds or other immediately available funds by your financial professional or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

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How to Sell Shares

	Your Choices	Important Information For You to Know

Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order

You can also make redemption requests through your financial professional. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Shareholders who hold more than one class should indicate which class of shares they are redeeming.

The Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming:

Redeem by Telephone: You may sell shares held at BlackRock by telephone request. Call (800) 537-4942 for details.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions will be sent via wire to the bank account of record.

Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940. Under certain circumstances a medallion signature guarantee will be required.

Payment of Redemption Proceeds by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund. No charge for wiring redemption payments with respect to BlackRock Shares is imposed by the Fund.

Shares can be redeemed by Federal wire transfer to a single previously designated bank account. You are responsible for any additional charges imposed by your bank for this service.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

* * *

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

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How to Transfer your Account

	Your Choices	Important Information For You to Know

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of the Fund only to another securities dealer that has an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Fund; or • Sell your shares, paying any applicable deferred sales charge.

Fund’s Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;

■

Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the required minimum initial investment due to redemptions you have made. You will be notified that the value of your account is less than the required minimum initial investment before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the required minimum initial investment before a Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Short-Term Trading Policy

The Board of Trustees of the Fund (“Board”) has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of the Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.

The Fund invests in non-U.S. securities and is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

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If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) will automatically assess and retain a fee of 2% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See “Redemption Fee” below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

Redemption Fee

The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of the Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by:

■

accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

■	accounts of shareholders who have died or become disabled;

■	shareholders redeeming or exchanging shares:

—	through the Fund’s Systematic Withdrawal Plan or Systematic Exchange Plan,

—	in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”)), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account,

—	in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

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■	shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;

■	redemptions of shares acquired through dividend reinvestment;

■	BlackRock Funds whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders; and

■	certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship.

The Fund reserves the right to modify or eliminate these waivers at any time.

The following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology
BlackRock Global Dynamic Equity Fund	Opportunities Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Global SmallCap Fund, Inc.	BlackRock Small Cap Value Equity Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock International Diversification Fund	BlackRock U.S. Opportunities Portfolio
BlackRock International Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Index Fund	MFS Research International FDP Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Fund has adopted plans (the “Plans”) that allow the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plans, the Fund pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of the Fund to brokers, dealers, financial institutions and industry professional (including BlackRock and its affiliates) (each a “Financial Intermediary”) for providing support services to their customers who own BlackRock Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of BlackRock Shares of the Fund. All BlackRock Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own BlackRock Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in BlackRock Shares;

■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares.

Because the fees paid by the Funds under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plans, including a complete list of services provided thereunder, see the Statement of Additional Information.

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Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to a Plan and fees that a Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non- Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

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Management of the Fund

BlackRock

BlackRock, the Fund’s manager, manages the Fund’s investments and its business operations subject to the oversight of the Fund’s Board. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

For the fiscal year ended September 30, 2008, the aggregate management fee, net of any applicable waivers, paid by the Fund to BlackRock as a percentage of average daily net assets, was 0.55%.

The Fund has entered into a management agreement (the “Management Agreement”) with BlackRock under which BlackRock receives for its services to the Fund a monthly fee in arrears at an annual rate equal to 0.55% of the average daily net assets of the Fund not exceeding $1 billion; 0.50% of the average daily net assets of the Fund exceeding $1 billion but not exceeding $2 billion; 0.475% of the average daily net assets of the Fund exceeding $2 billion but not exceeding $3 billion; and 0.45% of the average daily net assets of the Fund exceeding $3 billion.

BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, if any) of each share class of the Fund at the levels shown in the Fund’s expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund’s manager or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

BlackRock has entered into a sub-advisory agreement with the BlackRock Financial Management, Inc. (the “Sub-Adviser”), an affiliate of BlackRock, under which BlackRock pays the Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio.

A discussion of the basis for the Board of Trustees’ approval of the Management Agreement with BlackRock and the sub-advisory agreement between BlackRock and the Sub-Adviser is included in the Fund’s annual shareholder report for the fiscal year ended September 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

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Portfolio Management Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The International Bond Portfolio is managed by a team of financial professionals. Andrew Gordon and Scott Thiel are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

International Bond Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew Gordon	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	1997	Managing Director of BlackRock, Inc. since 1996.
Scott Thiel	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2004	Managing Director of BlackRock, Inc. since 2002.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, for the purposes of this section, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate having positions that are adverse to those of the Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that the Fund participates in the securities lending program.

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For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

“BUYING A DIVIDEND”

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Funds make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a Fund are paid within 10 days after the end of each month. The Funds’ Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a Fund at least annually at a date determined by the Funds’ Board of Trustees. A Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

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Your distributions will be reinvested at net asset value in new shares of the same class of the Funds unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from a Fund whether you receive them in cash or additional shares.

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

When you sell your shares of a Fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a Fund is invested in non-U.S. securities, the Fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Certain states may exempt from state income taxation all or a portion of the income dividends paid by the Government Income Fund. This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Fund.

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Financial Highlights of BlackRock International Bond Portfolio

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	BlackRock
	Year Ended September 30,				Period May 18, 2004[1] to September 30, 2004
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$11.57	$10.98	$11.13	$11.41	$10.96
Net investment income[2]	0.40	0.35	0.33	0.30	0.11
Net realized and unrealized gain (loss)	(0.38)	0.57	(0.18)	0.03	0.51
Net increase from investment operations	0.02	0.92	0.15	0.33	0.62
Dividends and distributions from:
Net investment income	(0.39)	(0.33)	(0.30)	(0.60)	(0.17)
Tax return of capital	—	—	—	—	—
Net realized gain	—	—	—	(0.01)	—
Total dividends and distributions	(0.39)	(0.33)	(0.30)	(0.61)	(0.17)
Redemption fees added to paid-in capital[3]	—	—	—	—	—
Net asset value, end of period	$11.20	$11.57	$10.98	$11.13	$11.41
Total Investment Return
Based on net asset value[4]	0.04%	8.56%[5]	1.44%	2.62%	5.71%[6]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.76%	0.75%	0.77%	0.78%	0.78%[7]
Total expenses after waivers, reimbursement and fees paid indirectly	0.77%	0.75%	0.77%	0.78%	0.78%[7]
Total expenses	0.77%	0.75%	0.81%	0.83%	0.89%[7]
Net investment income	3.34%	3.18%	3.05%	2.59%	2.58%[7]
Supplemental Data
Net assets, end of period (000)	$67,594	$87,530	$144,623	$98,721	$35,748
Portfolio turnover	151%[8]	77%	148%	164%	240%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.005 per share.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	The total return was not impacted by the reimbursement of losses made by the manager.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

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General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery

■	Log into your account

Delivery of Shareholder Documents

The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Fund is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Professionals; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. The Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

25

Statement of Additional Information

If you would like further information about the Fund, including how the Fund invests, please see the Statement of Additional Information.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

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Glossary

Glossary of Investment Terms

Bonds — Debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Credit Default Swaps — In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration — A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds — Sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth highest rating category of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade — Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity — The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond — A bond that receives different ratings from two or more rating agencies.

Total Return — A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Professionals and other financial intermediaries, advertising and promotion.

Interest Expense — The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund (paid directly by a shareholder).

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Glossary of Other Terms

Citigroup Non-U.S. World Government Bond Index — An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Service Organizations — Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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For More Information

Fund and Service Providers

THE FUND

BlackRock Funds II

BlackRock International Bond Portfolio

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 537-4942

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Financial Management, Inc.

40 East 52nd Street

New York, New York 10022

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.

Bellevue Corporate Center

301 Bellevue Parkway

Wilmington, DE 19809

DISTRIBUTOR

BlackRock Investments, Inc.

40 East 52nd Street

New York, New York 10022

CUSTODIAN

PFPC Trust Company

8800 Tinicum Boulevard

Philadelphia, PA 19153

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments. The annual report describes the Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (“SAI”)

A Statement of Additional Information, dated January 28, 2009, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 537-4942.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800) 537-4942.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9819

Providence, Rhode Island 02940-8019

Overnight Mail

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860

(800) 537-4942

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-16102-BLK-0109

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Government Income Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Total Return Portfolio II

Service Shares

Prospectus

January 28, 2009

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-537-4942 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

Funds Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About the Funds	4
	BlackRock Government Income Portfolio	4
	BlackRock High Yield Bond Portfolio	7
	BlackRock Low Duration Bond Portfolio	11
	BlackRock Total Return Portfolio II	15

Details About the Funds	How Each Fund Invests	20
	Investment Risks	23

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	How to Choose the Share Class that Best Suits Your Needs	28
	How to Buy, Sell and Transfer Shares	28
	Funds’ Rights	31
	Short-Term Trading Policy	31
	Redemption Fee	32
	Distribution and Service Payments	33

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	35
	Portfolio Manager Information	36
	Conflicts of Interest	37
	Valuation of Fund Investments	38
	Dividends, Distributions and Taxes	39

Financial Highlights	Financial Performance of the Funds	40

General Information	Shareholder Documents	44
	Certain Fund Policies	44
	Statement of Additional Information	45

Glossary	Glossary of Investment Terms	46

For More Information	Funds and Service Providers	Inside Back Cover

Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about four funds of BlackRock Funds II (“BFII”): BlackRock Government Income Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock Total Return Portfolio II (each, a “Fund” and collectively, the “Funds”). Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to a Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold are defined in the Glossary.

Key Facts About BlackRock Government Income Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Government Income Portfolio (the “Government Income Fund”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

The Government Income Fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The Government Income Fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. This includes debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. Securities purchased by the Government Income Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Government Income Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Government Income Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The Government Income Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The management team will normally attempt to structure the Government Income Fund’s portfolio to have a comparable duration to its benchmark.

The Government Income Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Government Income Fund?

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

4

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

■

U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Derivatives Risk — Derivatives risk includes the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

For additional information about the Government Income Fund’s risks, see Investment Risks below.

Who should invest?

The Government Income Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Are seeking income with the opportunity for capital preservation

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

5

Risk/Return Information

The chart and table shown below give you a picture of the Government Income Fund’s long-term performance for Service Shares. The information shows you how the Government Income Fund’s performance has varied year by year and provides some indication of the risks of investing in the Government Income Fund. The table compares the Government Income Fund’s performance to that of the Barclays Capital Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Government Income Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Government Income Fund expenses during these periods, the Government Income Fund’s returns would have been lower.

Service Shares were launched in October of 2004. The performance of Service Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Service Shares at the time of such share class’s launch. This information may be considered when assessing the fund’s performance, but does not represent the actual performance of this share class.

Service Shares

ANNUAL TOTAL RETURNS

Government Income Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 7.16% (quarter ended December 31, 2008) and the lowest return for a quarter was –3.46% (quarter ended June 30, 2004).

As of 12/31/08	1 Year	5 Years	10 Years
Government Income Fund; Service Shares
Return Before Taxes[1]	5.74%	3.79%	5.48%
Return After Taxes on Distributions[1]	4.07%	2.27%	3.60%
Return After Taxes on Distributions and Sale of Shares[1]	3.69%	2.34%	3.55%
50% Barclays Capital Mortgage-Backed Securities Index2/50% Merrill Lynch 10-Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	14.13%	6.48%	6.15%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers Mortgage-Backed Securities Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

6

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describe the fees and expenses that you may pay if you buy and hold Service Shares of the Government Income Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Service Shares
Management Fee	0.48%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.23%
Interest Expense	0.64%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses[1]	1.62%
Fee Waivers and Expense Reimbursements[2]	(0.06)%
Net Annual Fund Operating Expenses[2]	1.56%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.90% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses for Service Shares were 0.76%. See the “Management of the Fund” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Government Income Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$159	$505	$876	$1,917

Key Facts About BlackRock High Yield Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock High Yield Bond Portfolio (the “High Yield Fund”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

The High Yield Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The High Yield Fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called “junk bonds”) acquired by the High Yield Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the High Yield Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The High Yield Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The High Yield Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

7

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations (“CBOs”), bank loans and mortgage-backed and asset-backed securities. The High Yield Fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The High Yield Fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer’s current or future ability to make interest and principal payments.

The High Yield Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The High Yield Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The High Yield Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the High Yield Fund?

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will

8

reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Emerging Markets Securities Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■

Distressed Securities Risks — Distressed securities risks include the potential for resale restrictions on such securities, and the possibility that no interest payments will be made on the securities.

■

Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

■

Bank Loan Risk — The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower.

■

Collateralized Bond Obligation Risk — The pool of high yield securities underlying CBOs is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Derivatives Risk — Derivatives risk includes the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

For additional information about the High Yield Fund’s risks, see Investment Risks below.

Who should invest?

The High Yield Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Are seeking income with the opportunity to maximize total return of capital

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

9

Risk/Return Information

The chart and table shown below give you a picture of the High Yield Fund’s long-term performance for Service Shares. The information shows you how the High Yield Fund’s performance has varied year by year and provides some indication of the risks of investing in the High Yield Fund. The table compares the High Yield Fund’s performance to that of the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the High Yield Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain High Yield Fund expenses during these periods, the High Yield Fund’s returns would have been lower.

Service Shares

ANNUAL TOTAL RETURNS

High Yield Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 10.44% (quarter ended June 30, 2003) and the lowest return for a quarter was –20.85% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
High Yield Fund; Service Shares
Return Before Taxes[1]	–28.03%	–0.95%	2.77%
Return After Taxes on Distributions[1]	–30.37%	–3.71%	–0.76%
Return After Taxes on Distributions and Sale of Shares[1]	–17.86%	–2.06%	0.39%
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index[2] (Reflects no deduction for fees, expenses or taxes)	–25.88%	–0.84%	2.28%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

10

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of the High Yield Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee[1]	2.00%
Exchange Fee	—[1]

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Service Shares
Management Fee	0.48%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.34%
Interest Expense	0.03%
Acquired Fund Fees and Expenses[2]	0.02%
Total Annual Fund Operating Expenses[2]	1.12%
Fee Waivers and Expense Reimbursements[3]	(0.07)%
Net Annual Fund Operating Expenses[3]	1.05%
[1]

The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[3]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.00% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses for Service Shares were 0.99%. See the “Management of the Fund” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the High Yield Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$107	$349	$610	$1,357

Key Facts About BlackRock Low Duration Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Low Duration Bond Portfolio (the “Low Duration Fund”) is to seek to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index.

What is the Fund’s main investment strategy?

The Low Duration Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Low Duration fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The Low Duration Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

11

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Low Duration Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Low Duration Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Low Duration Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Low Duration Fund?

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at

12

lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Derivatives Risk — Derivatives risk includes the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

For additional information about the Low Duration Fund’s risks, see Investment Risks below.

Who should invest?

The Low Duration Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Are seeking income with the opportunity for capital preservation

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

13

Risk/Return Information

The chart and table shown below give you a picture of the Low Duration Fund’s long-term performance for Service Shares. The information shows you how the Low Duration Fund’s performance has varied year by year and provides some indication of the risks of investing in the Low Duration Fund. The table compares the Low Duration Fund’s performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Low Duration Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Low Duration Fund expenses during these periods, the Low Duration Fund’s returns would have been lower.

Service Shares

ANNUAL TOTAL RETURNS

Low Duration Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 3.14% (quarter ended September 30, 2001) and the lowest return for a quarter was –6.28% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
Low Duration Fund; Service Shares
Return Before Taxes[1]	–9.39%	0.26%	2.71%
Return After Taxes on Distributions[1]	–10.79%	–0.95%	1.16%
Return After Taxes on Distributions and Sale of Shares[1]	–6.03%	–0.44%	1.40%
Merrill Lynch 1-3 Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	6.61%	4.06%	4.71%
[1]	Includes all applicable fees and sales charges.

14

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of the Low Duration Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Service Shares
Management Fee	0.49%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.28%
Interest Expense	0.02%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses[1]	1.05%
Fee Waivers and Expense Reimbursements[2]	(0.17)%
Net Annual Fund Operating Expenses[2]	0.88%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.85% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses for Service Shares were 0.79%. See the “Management of the Fund” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Low Duration Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$90	$317	$563	$1,267

Key Facts About BlackRock Total Return Portfolio II

What is the Fund’s investment objective?

The investment objective of the BlackRock Total Return Portfolio II (the “Total Return II Fund”) is to seek to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Index.

What is the Fund’s main investment strategy?

The Total Return II Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Total Return II Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Total Return II Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

15

The Total Return II Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Total Return II Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Total Return II Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Total Return II Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Total Return II Fund?

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at

16

lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Derivatives Risk — Derivatives risk includes the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

For additional information about the Total Return II Fund’s risks, see Investment Risks below.

Who should invest?

The Total Return II Fund may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Are seeking income with the opportunity to maximize total return of capital

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

17

Risk/Return Information

The chart and table shown below give you a picture of the Total Return II Fund’s long-term performance for Service Shares. The information shows you how the Total Return II Fund’s performance has varied year by year and provides some indication of the risks of investing in the Total Return II Fund. The table compares the Total Return II Fund’s performance to that of the Barclays Capital U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Total Return II Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Total Return II Fund expenses during these periods, the Total Return II Fund’s returns would have been lower.

Service Shares

ANNUAL TOTAL RETURNS

Total Return II Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 4.96% (quarter ended September 30, 2001) and the lowest return for a quarter was –5.86% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
Total Return II Fund; Service Shares
Return Before Taxes[1]	–8.20%	1.40%	3.85%
Return After Taxes on Distributions[1]	–9.95%	–0.10%	1.84%
Return After Taxes on Distributions and Sale of Shares[1]	–5.28%	0.36%	2.09%
Barclays Capital U.S. Aggregate Index[2] (Reflects no deduction for fees, expenses or taxes)	5.24%	4.65%	5.63%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers U.S. Aggregate Index.

18

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of the Total Return II Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Service Shares
Management Fee	0.46%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.18%
Interest Expense	0.45%
Acquired Fund Fees and Expenses[1]	—%
Total Annual Fund Operating Expenses	1.34%
Fee Waivers and Expense Reimbursements[2]	(0.04)%
Net Annual Fund Operating Expenses[2]	1.30%
[1]	Acquired Fund Fees and Expenses were less than 0.01% for the Fund’s last fiscal year.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses) to 0.85% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses for Service Shares were 0.69%. See the “Management of the Fund” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Total Return II Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$132	$421	$730	$1,609

19

Details About the Funds

How Each Fund Invests

Investment Process of the Funds (unless otherwise noted):

For the High Yield Fund, the management team evaluates sectors of the high yield market and individual bonds within these sectors. Typically, the management team will invest in distressed securities when it believes they are undervalued.

Securities are purchased for a Fund when the management teams determine that they have the potential for above-average total return. Each Fund’s performance is measured against a specified benchmark.

If a security’s rating declines (the High Yield Fund) or falls below B (for Low Duration Fund), investment grade (for Total Return II Fund) or the highest rating category (the Government Income Fund), the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Government Income Fund

Investment Goal

The investment objective of the Government Income Fund is to seek to maximize total return, consistent with income generation and prudent investment management.

Should the Government Income Fund’s Board of Trustees determine that the investment goals of the Government Income Fund should be changed, shareholders of the Government Income Fund will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Government Income Fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The Government Income Fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. This includes debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. Securities purchased by the Government Income Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Government Income Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Government Income Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The Government Income Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The management team will normally attempt to structure the Government Income Fund’s portfolio to have a comparable duration to its benchmark.

The Government Income Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE GOVERNMENT INCOME FUND

The Government Income Fund is managed by a team of financial professionals. Andrew J. Phillips and Eric
Pellicciaro are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.
Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

20

High Yield Fund

Investment Goal

The investment objective of the High Yield Fund is to seek to maximize total return, consistent with income generation and prudent investment management.

Should the High Yield Fund’s Board of Trustees determine that the investment goals of the High Yield Fund should be changed, shareholders of the High Yield Fund will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The High Yield Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The High Yield Fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called “junk bonds”) acquired by the High Yield Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the High Yield Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The High Yield Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The High Yield Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The High Yield Fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The High Yield Fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer’s current or future ability to make interest and principal payments.

The High Yield Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The High Yield Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The High Yield Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE HIGH YIELD FUND

The High Yield Fund is managed by a team of financial professionals. Kevin J. Booth, CFA and James Keenan, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see
“Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Low Duration Fund

Investment Goal

The investment objective of the Low Duration Fund is to seek to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index.

Should the Low Duration Fund’s Board of Trustees determine that the investment goals of the Low Duration Fund should be changed, shareholders of the Low Duration Fund will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Low Duration Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Low Duration Fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The Low Duration Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

21

The Low Duration Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Low Duration Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Low Duration Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE LOW DURATION FUND

The Low Duration Fund is managed by a team of financial professionals. Stuart Spodek, Curtis Arledge and
Thomas F. Musmanno, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Total Return II Fund

Investment Goal

The investment objective of the Total Return II Fund is to seek to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Index.

Should the Total Return II Fund’s Board of Trustees determine that the investment goals of the Total Return II Fund should be changed, shareholders of the Total Return II Fund will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Total Return II Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Total Return II Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Total Return II Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Total Return II Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Total Return II Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Total Return II Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Total Return II Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE TOTAL RETURN II FUND

The Total Return II Fund is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew
Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Other Strategies

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the

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Government Income Fund and Total Return II Fund may use and the High Yield Fund and Low Duration Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk.

The Funds may invest in securities prior to their date of issue. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Funds at an established price with payment and delivery taking place in the future. The Funds enter into these transactions to obtain what is considered an advantageous price to the Funds at the time of entering into the transaction.

Each Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

Each Fund may invest uninvested cash balances in affiliated money market funds.

For temporary defensive purposes, each Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Policies” in the Statement of Additional Information also includes more information about the Funds, their investments and the related risks. There can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund (unless otherwise noted):

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Leverage Risks — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, a Fund’s management team will segregate liquid assets on the books of a Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio will be magnified when a Fund uses leverage.

Liquidity Risks — Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of a Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that a Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk.

Call Risk — Call risk is the chance that during periods of falling interest rates, an issuer of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. A Fund would then lose potential income and may have to invest the proceeds in bonds with lower yields.

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Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. The principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Recent Developments with the Sub-prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities. Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Derivatives Risks — A Fund’s use of derivatives may reduce a Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that

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has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

Foreign Securities Risk (High Yield Fund, Low Duration Fund, Total Return II Fund) — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of a Fund’s investments, in non U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to a Fund’s investments.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks

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(such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; a Fund could be liable for any losses incurred.

Junk Bond Risks (High Yield Fund and Low Duration Fund) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include:

■

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.

■	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

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The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

U.S. Government Issuer Risk (Government Income Fund, Low Duration Fund and Total Return II Fund) — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

U.S. Government Mortgage-Related Securities Risk (Government Income Fund) — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Distressed Securities Risks (High Yield Fund) — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Emerging Markets Securities Risk (High Yield Fund) — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than

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developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Mezzanine Securities Risk (High Yield Fund) — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

Bank Loan Risk (High Yield Fund) — The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower.

Collateralized Bond Obligation Risk (High Yield Fund) — The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Each Fund (unless otherwise noted) may also be subject to certain other risks associated with its investments and investment strategies, including:

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in a Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (Service Shares in this prospectus for Government Income Fund, High Yield Fund, Low Duration Fund and Total Return II Fund). Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your financial institution (such as banks and brokerage firms) (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

If you redeem shares of any class of the High Yield Fund within 30 days of purchase or exchange, you will generally be charged a redemption fee unless certain conditions are met.

The Funds’ shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of the Service Share class of the Funds.

Service Shares
Availability	Limited to certain investors, including: financial intermediaries (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by financial intermediaries or in the name of nominees of financial intermediaries on behalf of their customers. Service Shares are normally purchased through a customer’s account at a financial intermediary through procedures established by such financial intermediary. In these cases, confirmation of share purchases and redemptions will be sent to the financial intermediaries. A customer’s ownership of shares will be recorded by the financial intermediary and reflected in the account statements provided by such financial intermediaries to their customers. Investors wishing to purchase Service Shares should contact their financial intermediaries.
Minimum Investment	$5,000.
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Funds.
Deferred Sales Charge?	No.
Service and Distribution Fees?	No Distribution Fee, 0.25% Annual Service Fee.
Redemption Fees?	No.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or other financial intermediary. You may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

The Funds may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Funds at any time for any reason. In addition, the Funds may waive certain requirements regarding the purchase, sale or transfer of shares described below.

Persons who were shareholders of an investment portfolio of this Compass Capital Group of Funds at the time the portfolio combined with the PNC® Fund may purchase and redeem Service Shares of the same fund and for the same account which they held shares on that date through the procedures described in this section.

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How to Buy Shares

	Your Choices	Important Information For You to Know

Initial Purchase	Determine the amount of your investment	Refer to the minimum initial investment in the share class table of this prospectus.
Have your financial intermediary submit your purchase order

The price of your shares is based on the next calculation of a Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“Exchange” or “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

Add to your investment	Purchase additional shares	There is no minimum amount for additional investments.
	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call the Funds at (800) 537-4942 and speak with one of our representatives. Each Fund has the right to reject any telephone request for any reason.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call BlackRock at (800) 537-4942.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

Each Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with a Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call BlackRock at (800) 537-4942, or contact your financial intermediary (if your account is not held directly with BlackRock).
How to Pay for Shares	Making payment for purchases	Payment for Service Shares must normally be made in Federal funds or other immediately available funds by your financial professional or other financial intermediary but in no event later than 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of a Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to a Fund.

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How to Sell Shares

	Your Choices	Important Information For You to Know

Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order

You can also make redemption requests through your financial professional or financial intermediary in accordance with the procedures applicable to your accounts. These procedures may vary according to the type of account and the financial intermediary involved and customers should consult their financial intermediary in this regard. Financial intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their financial intermediaries. Financial intermediaries may place redemption orders by telephoning (800) 537-4942. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Shareholders who hold more than one class should indicate which class of shares they are redeeming.

A Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming:

Redeem by Telephone: Institutions may place redemption orders by telephoning (800) 537-4942.

A Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. A Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. A Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions will be sent via wire to the bank account of record.

Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds II c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940. Under certain circumstances, a medallion signature guarantee will be required. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

Payment of Redemption Proceeds by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. Each Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of a Fund, an earlier payment could adversely affect a Fund.

Shares can be redeemed by Federal wire transfer to a single previously designated bank account. No charge for wiring redemption payments with respect to Service Shares is imposed by the Funds, although financial intermediaries may charge their customers for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their financial intermediaries. You are responsible for any additional charges imposed by your bank for wire transfers.

A Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single,

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How to Sell Shares

	Your Choices	Important Information For You to Know

Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)

designated bank account to receive wire redemption proceeds, it is necessary to send a written request to a Fund at the address on the back cover of this prospectus.

* * *

If you make a redemption request before a Fund has collected payment for the purchase of shares, such Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Transfer your Account

	Your Choices	Important Information For You to Know

Transfer Shares to Another Securities Dealer or Other Financial	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of a Fund only to another securities dealer that has an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
Intermediary	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with a Fund; or • Sell your shares, paying any applicable deferred sales charge.

The Funds’ Rights

Each Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■

Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before a Fund has collected payment for the purchase of shares,

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the required minimum initial investment due to redemptions you have made. You will be notified that the value of your account is less than the required minimum initial investment before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the required minimum initial investment before a Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Short-Term Trading Policy

The Board of Trustees (the “Board”) of each Fund has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve a Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund’s portfolio securities and the determination of a Fund’s net asset value as a

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result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

Each Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and a Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, a Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, a Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to Financial Professionals, and other financial intermediaries that maintain omnibus with the Funds pursuant to which such Financial Professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Redemption Fee

The Government Income Fund, Low Duration Fund and Total Return II Fund do not charge a redemption fee. The High Yield Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of the High Yield Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of fund A are exchanged for shares of fund B 20 days after the purchase of the fund A shares, followed in 20 days by an exchange of the fund B shares for shares of fund C, will be subject to two redemption fees (one on each exchange). The High Yield Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the High Yield Fund, the redemption fee will not be assessed on redemptions or exchanges by:

■

accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the High Yield Fund not to be detrimental to the High Yield Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

■	accounts of shareholders who have died or become disabled;

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■	shareholders redeeming or exchanging shares:

—	through the High Yield Fund’s Systematic Withdrawal Plan or Systematic Exchange Plan,

—	in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account,

—	in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

■	shareholders executing rollovers of current investments in the High Yield Fund through qualified employee benefit plans;

■	redemptions of shares acquired through dividend reinvestment;

■

mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) whose trading practices are determined by the High Yield Fund not to be detrimental to the High Yield Fund or long-term shareholders; and

■	certain other accounts in the absolute discretion of the High Yield Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship.

The High Yield Fund reserves the right to modify or eliminate these waivers at any time.

In addition to the High Yield Fund, the following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology
BlackRock Global Dynamic Equity Fund	Opportunities Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Global SmallCap Fund, Inc.	BlackRock Small Cap Value Equity Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock International Diversification Fund	BlackRock U.S. Opportunities Portfolio
BlackRock International Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Index Fund	MFS Research International FDP Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock World Income Fund, Inc.

Distribution and Service Payments

BlackRock Funds II, on behalf of each Fund, has adopted a plan (the “Plan”) that allows each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plan, BlackRock Funds II also pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of each Fund to brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, Bank of America Corporation (“BAC”) and their respective affiliates) (each a “Financial Intermediary”) for providing support services to their customers who own Service Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Service Shares of a Fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries may provide one or more of the following services to their customers who own Service Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Service Shares;

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■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares.

Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the Statement of Additional Information.

Other Payments by the Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees that a Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which a Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of a Fund or for these other services to a Fund and shareholders. These payments would be in addition to the Funds’ payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

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Management of the Funds

BlackRock

BlackRock, each Fund’s manager, manages the Funds’ investments and its business operations subject to the oversight of the Funds’ Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

BlackRock serves as manager to each Fund pursuant to a management agreement. BlackRock has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”) an affiliate of BlackRock, under which BlackRock pays the sub-adviser a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the management agreements. BFM is responsible for the day-to-day management of the Funds.

For their management and sub-advisory services, BlackRock and BFM are entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. For the fiscal year ended September 30, 2008, the aggregate management fees, net of any applicable waivers, paid by the Funds to BlackRock as a percentage of each Fund’s average daily net assets were:

Government Income Fund	0.29%
High Yield Fund	0.41%
Low Duration Fund	0.26%
Total Return II Fund	0.28%

Total Annual Management Fee (Before Waivers)

With respect to each Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a Fund’s business, if any) of each share class of a Fund at the levels shown in a Fund’s expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) a Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as a Fund’s manager or administrator and (3) the Board has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

A discussion of the basis for the Board’s approval of the management agreement and sub-advisory agreement with respect to each of the Funds is included in the respective Fund’s annual shareholder report for the fiscal year ended September 30, 2008.

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From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ Statement of Additional Information.

Government Income Fund

The Government Income Fund is managed by a team of financial professionals. Andrew J. Phillips and Eric Pellicciaro are the portfolio managers and are primarily responsible for the day-to-day management of the Government Income Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew J. Phillips	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1999	Managing Director of BlackRock since 1999.
Eric Pellicciaro	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2004	Managing Director of BlackRock since 2005; Director of BlackRock from 2002 to 2005.

High Yield Fund

The High Yield Fund is managed by a team of financial professionals. Kevin J. Booth, CFA and James Keenan, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the High Yield Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Kevin J. Booth, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 2006; Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers, L.P. (“MLIM”) in 2006; Director of MLIM from 1998 to 2006.
James Keenan, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 2004; Senior high yield trader at Columbia Management Group from 2003 to 2004.

Low Duration Fund

The Low Duration Fund is managed by a team of financial professionals. Stuart Spodek, Curtis Arledge and Thomas F. Musmanno, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the Low Duration Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stuart Spodek	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 2002.

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Portfolio Manager	Primary Role	Since	Title and Recent Biography
Curtis Arledge	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008.
Thomas F. Musmanno, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Director of BlackRock, Inc. since 2006; Director of MLIM from 2004 to 2006; Vice President of MLIM from 1996 to 2004.

Total Return II Fund

The Total Return II Fund is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Total Return II Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Amero	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1999	Vice Chairman of BlackRock since 2007; Global Chief Investment Officer for Fixed Income; Managing Director of BlackRock since 1990.
Curtis Arledge	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	(See above.)
Matthew Marra	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 2006; Director of BlackRock from 2002 to 2006.
Andrew J. Phillips	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	(See above.)

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those

37

of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with a Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Funds’ Boards of Trustees, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

A Fund’s assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by a Funds’ Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by a Funds’ Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by a Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

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A Fund may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by a Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

“BUYING A DIVIDEND”

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Funds make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a Fund are paid within 10 days after the end of each month. The Funds’ Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a Fund at least annually at a date determined by the Funds’ Board of Trustees. A Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

Your distributions will be reinvested at net asset value in new shares of the same class of the Funds unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from a Fund whether you receive them in cash or additional shares.

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

When you sell your shares of a Fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a Fund is invested in non-U.S. securities, a Fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Certain states may exempt from state income taxation all or a portion of the income dividends paid by the Government Income Fund. This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Fund.

39

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

Financial Highlights of BlackRock Government Income Portfolio

	Service
	Year Ended September 30,			Period October 27, 2004[1] - September 30, 2005
	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.33	$10.74	$10.90	$11.21
Net investment income[2]	0.49	0.53	0.46	0.40
Net realized and unrealized loss	(0.16)	(0.44)	(0.19)	(0.24)
Net increase from investment operations	0.33	0.09	0.27	0.16
Dividends and distributions from:
Net investment income	(0.52)	(0.50)	(0.43)	(0.45)
Tax return of capital	—	—	—	(0.02)
Net realized gain	—	—	—	—
Total dividends and distributions	(0.52)	(0.50)	(0.43)	(0.47)
Net asset value, end of period	$10.14	$10.33	$10.74	$10.90
Total Investment Return
Based on net asset value	3.08%	0.86%	2.57%	1.46%[3]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense and excise tax	0.76%	0.72%	0.82%	0.85%[4]
Total expenses after waivers, reimbursement and fees paid indirectly	1.40%	1.19%	0.82%	0.85%[4]
Total expenses	1.60%	6.95%	1.05%	1.15%[4]
Net investment income	4.65%	5.06%	4.28%	3.95%[4]
Supplemental Data
Net assets, end of period (000)	$844	$768	$133	$212,963
Portfolio turnover	5,424%[5]	1,659%	551%	662%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 3,875%.

40

Financial Highlights of BlackRock High Yield Bond Portfolio

	Service
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$7.98	$7.93	$8.09	$8.14	$7.74
Net investment income[1]	0.59	0.60	0.56	0.61	0.59
Net realized and unrealized gain (loss)	(1.34)	0.04	0.00 [2]	0.04	0.37
Net increase (decrease) from investment operations	(0.75)	0.64	0.56	0.65	0.96
Dividends and distributions from:
Net investment income	(0.62)	(0.59)	(0.58)	(0.56)	(0.56)
Net realized gain	—	—	(0.14)	(0.14)	—
Total dividends and distributions	(0.62)	(0.59)	(0.72)	(0.70)	(0.56)
Redemption fees added to paid-in capital[2]	—	—	—	—	—
Net asset value, end of year	$6.61	$7.98	$7.93	$8.09	$8.14
Total Investment Return
Based on net asset value[3]	(10.00)%	8.14%	7.43%	8.24%	12.71%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.99%	0.91%	0.88%	0.96%	0.99%
Total expenses after waivers, reimbursement and fees paid indirectly	1.02%	0.96%	0.88%	0.96%	0.99%
Total expenses	1.10%	1.04%	1.00%	1.14%	1.14%
Net investment income	7.91%	7.36%	7.09%	7.51%	7.30%
Supplemental Data
Net assets, end of year (000)	$147,534	$184,474	$231,543	$158,083	$112,004
Portfolio turnover	65%	69%	105%	129%	172%

[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

41

Financial Highlights of BlackRock Low Duration Bond Portfolio

	Service
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.96	$9.87	$9.93	$10.09	$10.23
Net investment income[1]	0.43	0.41	0.35	0.28	0.19
Net realized and unrealized gain (loss)	(0.62)	0.09	(0.04)	(0.16)	(0.12)
Net increase (decrease) from investment operations	(0.19)	0.50	0.31	0.12	0.07
Dividends and distributions from:
Net investment income	(0.43)	(0.41)	(0.37)	(0.28)	(0.17)
Net realized gain	—	—	—	—	(0.04)
Total dividends and distributions	(0.43)	(0.41)	(0.37)	(0.28)	(0.21)
Redemption fees added to paid-in capital	—	—	—	0.00 [2]	—
Net asset value, end of year	$9.34	$9.96	$9.87	$9.93	$10.09
Total Investment Return
Based on net asset value	(2.06)%	5.17%	3.19%	1.17%[3]	0.73%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.79%	0.76%	0.81%	0.81%	0.84%
Total expenses after waivers, reimbursement and fees paid indirectly	0.81%	0.76%	0.82%	0.81%	0.84%
Total expenses	1.04%	0.99%	1.04%	1.05%	1.07%
Net investment income	4.41%	4.14%	3.59%	2.82%	1.83%
Supplemental Data
Net assets, end of year (000)	$250,955	$251,037	$246,965	$377,470	$345,733
Portfolio turnover	149%[4]	148%	72%	127%	216%

[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[4]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

42

Financial Highlights of BlackRock Total Return Portfolio II

	Service
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.46	$9.49	$9.62	$9.74	$10.01
Net investment income[1]	0.46	0.42	0.39	0.36	0.36
Net realized and unrealized loss	(0.86)	(0.04)	(0.07)	(0.11)	(0.04)
Net increase (decrease) from investment operations	(0.40)	0.38	0.32	0.25	0.32
Dividends and distributions from:
Net investment income	(0.44)	(0.41)	(0.40)	(0.35)	(0.34)
Net realized gain	—	—	(0.05)	(0.02)	(0.25)
Total dividends and distributions	(0.44)	(0.41)	(0.45)	(0.37)	(0.59)
Net asset value, end of year	$8.62	$9.46	$9.49	$9.62	$9.74
Total Investment Return
Based on net asset value	(4.48)%	4.10%	3.38%	2.54%	3.38%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.69%	0.73%	0.76%	0.81%	0.84%
Total expenses after waivers, reimbursement and fees paid indirectly	1.14%	0.77%	0.76%	0.81%	0.84%
Total expenses	1.34%	1.03%	0.95%	1.03%	1.05%
Net investment income	4.90%	4.40%	4.16%	3.73%	3.69%
Supplemental Data
Net assets, end of year (000)	$59,642	$60,380	$127,902	$158,200	$152,085
Portfolio turnover	1,007%[2]	324%	197%	351%	360%

[1]	Based on average shares outstanding.
[2]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 218%.

43

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery

■	Log into your account

Delivery of Shareholder Documents

Each Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 537-4942.

Certain Fund Policies

Anti-Money Laundering Requirements

Each Fund is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Professionals; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

44

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Funds makes their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

45

Glossary

Glossary of Investment Terms

Asset-Backed Securities — bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans — a Fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. A Fund considers such investments to be debt securities.

Barclays Capital Mortgage-Backed Securities Index — an index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Barclays Capital U.S. Aggregate Index — an unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index — an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Bonds — debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO) — a Fund may invest in collateralized bond obligations which are securities backed by a diversified pool of high yield securities.

Collateralized Mortgage Obligations (CMO) — bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS) — bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps — in entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — a dollar roll transaction involves a sale by a Fund of a mortgage-backed or other security concurrently with an agreement by a Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration — a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Securities — sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity — the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

46

Merrill Lynch 1-3 Year Treasury Index — an unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Merrill Lynch 10-Year Treasury Index — a one-security index consisting of the current “on-the-run” 10-year issue.

Mezzanine Investments — these are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities — asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Total Return — a way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which a Fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund (paid directly by a shareholder).

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

47

For More Information

Funds and Service Providers

THE FUNDS

BlackRock Funds II

BlackRock Government Income Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Total Return Portfolio II

100 Bellevue Parkway

Wilmington, DE 19809

(800) 537-4942

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Financial Management, Inc.

40 East 52nd Street

New York, New York 10022

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.

Bellevue Corporate Center

301 Bellevue Parkway

Wilmington, DE 19809

DISTRIBUTOR

BlackRock Investments, Inc.

40 East 52nd Street

New York, New York 10022

CUSTODIAN

PFPC Trust Company

8800 Tinicum Boulevard

Philadelphia, PA 19153

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments. The annual report describes the Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected each Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 28, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with each Fund’s annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 537-4942.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800) 537-4942.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to

6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-BD4-SVC-0109

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Enhanced Income Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Bond Portfolio II

BlackRock Intermediate Government Bond Portfolio

BlackRock Managed Income Portfolio

Service Shares

Prospectus

January 28, 2009

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-537-4942 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

Fund Overview	Key facts and details about the Fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About the Funds	4
	Enhanced Income Portfolio	4
	GNMA Portfolio	7
	Inflation Protected Bond Portfolio	10
	Intermediate Bond Portfolio II	14
	Intermediate Government Bond Portfolio	18
	Managed Income Portfolio	22

Details About the Funds	How Each Fund Invest	27
	Investment Risks	32

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and Distribution and other payments
	How to Choose the Share Class that Best Suits Your Needs	37
	How to Buy, Sell and Transfer Shares	37
	Funds’ Rights	40
	Short-Term Trading Policy	40
	Redemption Fee	41
	Distribution and Service Payments	42

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	44
	Portfolio Manager Information	46
	Conflicts of Interest	48
	Valuation of Fund Investments	49
	Dividends, Distributions and Taxes	49

Financial Highlights	Financial Performance of the Funds	51

General Information	Shareholder Documents	57
	Certain Fund Policies	57
	Statement of Additional Information	58

Glossary	Glossary of Investment Terms	59

For More Information	Fund and Service Providers	Inside Back Cover

Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about six funds of BlackRock Funds II: BlackRock Enhanced Income Portfolio, BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Intermediate Bond Portfolio II, BlackRock Intermediate Government Bond Portfolio and BlackRock Managed Income Portfolio (each, a “Fund” and collectively the “Funds”). Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to a Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold are defined in the Glossary.

Key Facts About BlackRock Enhanced Income Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Enhanced Income Portfolio (“Enhanced Income Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund invests primarily in bonds diversified among several categories. The Fund’s dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (CMOs), asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch. The Fund may invest in unrated notes, paper and other instruments that are determined by the fund management team to be of comparable quality to the instruments described above. Securities are purchased for the Fund when the management team determines that they have the potential for above-average total return.

The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. The Fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

4

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

5

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Enhanced Income Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

Risk/Return Information

The chart and table shown below give you a picture of the Enhanced Income Portfolio’s long-term performance for Service Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Citigroup 1-Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Service Shares

ANNUAL TOTAL RETURNS

Enhanced Income Portfolio

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.57% (quarter ended September 30, 2006 and the lowest return for a quarter was –6.01% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	Since Inception[2]
Enhanced Income Portfolio — Service Shares
Return Before Taxes[1]	-11.32%	-0.36%
Return After Taxes on Distributions[1]	-12.54%	-1.70%
Return After Taxes on Distributions and Sale of Shares[1]	-7.29%	-1.02%
Citigroup 1-Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	4.81%	3.62%
[1]	Includes all applicable fees and sales charges.
[2]	Fund inception date is March 4, 2004.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

6

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of the Enhanced Income Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Service Shares
Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.83%
Interest Expense	0.03%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses[1]	1.52%
Fee Waivers and Expense Reimbursements[2]	(0.73)%
Net Annual Fund Operating Expenses[2]	0.79%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.75% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.70% (For Service Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Enhanced Income Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$81	$409	$760	$1,750

Key Facts About BlackRock GNMA Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock GNMA Portfolio (“GNMA Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund normally invests at least 80% of its assets in Government National Mortgage Association (GNMA) securities. The Fund invests primarily in securities issued by the GNMA as well as other U.S. Government securities in the five to ten year maturity range. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. The Fund measures its performance against the Barclays Capital GNMA MBS Index (the benchmark).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

7

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

8

Who should invest?

The GNMA Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

Risk/Return Information

The chart and table shown below give you a picture of the GNMA Portfolio’s long-term performance for Service Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Service Shares

ANNUAL TOTAL RETURNS

GNMA Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.44% (quarter ended September 30, 2001) and the lowest return for a quarter was –1.22% (quarter ended June 30, 1999).

As of 12/31/08	1 Year	5 Years	10 Years
GNMA Portfolio — Service Shares
Return Before Taxes[1]	8.46%	4.96%	5.68%
Return After Taxes on Distributions[1]	6.82%	3.26%	3.54%
Return After Taxes on Distributions and Sale of Shares[1]	5.45%	3.22%	3.53%
Barclays Capital GNMA MBS Index[2] (Reflects no deduction for fees, expenses or taxes)	7.87%	5.39%	5.94%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers GNMA MBS Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

9

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of the GNMA Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Service Shares
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.27%
Interest Expense	0.09%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses[1]	1.18%
Fee Waivers and Expense Reimbursements[2]	(0.17)%
Net Annual Fund Operating Expenses[2]	1.01%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.90% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.75% (for Service Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the GNMA Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$103	$358	$633	$1,417

Key Facts About BlackRock Inflation Protected Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Inflation Protected Bond Portfolio (“Inflation Protected Bond Portfolio”) is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.

The Fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real: U.S. TIPS Index (the benchmark).

The Fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The Fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

10

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Fund may buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit-Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Deflation Risk — Deflation risk is the possibility that prices throughout the economy decline over time — the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for a Fund.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

11

■

Inflation Indexed Bond Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Non-Diversification Risk — The Fund is a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than may a diversified fund. Because the Fund may invest in a smaller number of issuers, the Fund is more exposed to developments affecting and the risks associated with individual issuers than a fund that invests more widely, which may have a greater impact on the Fund’s performance.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Inflation Protected Bond Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are willing to accept the risk of investing in a non-diversified portfolio

■	Are seeking income with the opportunity to maximize real return of capital

12

Risk/Return Information

The chart and table shown below give you a picture of the Inflation Protected Bond Portfolio’s long-term performance for Service Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital Global Real: U.S. TIPS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Service Shares

ANNUAL TOTAL RETURNS

Inflation Protected Bond Portfolio

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 5.86% (quarter ended March 31, 2008) and the lowest return for a quarter was –3.72% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	Since Inception[2]
Inflation Protected Bond Portfolio — Service Shares
Return Before Taxes[1]	0.14%	4.93%
Return After Taxes on Distributions[1]	-1.84%	3.17%
Return After Taxes on Distributions and Sale of Shares[1]	0.14%	3.21%
Barclays Capital Global Real: U.S. TIPS Index[3] (Reflects no deduction for fees, expenses or taxes)	-2.35%	4.37%
[1]	Includes all applicable fees and sales charges.
[2]	Fund inception date is June 28, 2004.
[3]	Formerly Lehman Brothers Global Real: U.S. TIPS Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

13

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of the Inflation Protected Bond Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Service Shares
Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.27%
Interest Expense	0.03%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses[1]	0.96%
Fee Waivers and Expense Reimbursements[2]	(0.17)%
Net Annual Fund Operating Expenses[2]	0.79%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.75% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.61% (for Service Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Inflation Protected Bond Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$81	$289	$514	$1,163

Key Facts About BlackRock Intermediate Bond Portfolio II

What is the Fund’s investment objective?

The investment objective of the BlackRock Intermediate Bond Portfolio II (“Intermediate Bond Portfolio II”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund normally invests at least 80% of its assets in bonds. The Fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark). The Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the Fund management team to be of similar quality. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

The Fund evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers.

14

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

15

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Intermediate Bond Portfolio II may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

16

Risk/Return Information

The chart and table shown below give you a picture of the Intermediate Bond Portfolio II’s long-term performance for Service Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Service Shares

ANNUAL TOTAL RETURNS

Intermediate Bond Portfolio II

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.91% (quarter ended September 30, 2001) and the lowest return for a quarter was –4.20% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
Intermediate Bond Portfolio II — Service Shares
Return Before Taxes[1]	-2.66%	2.24%	4.42%
Return After Taxes on Distributions[1]	-4.25%	0.85%	2.52%
Return After Taxes on Distributions and Sale of Shares[1]	-1.64%	1.13%	2.65%
Barclays Capital Intermediate Government/Credit Index[2] (Reflects no deduction for fees, expenses or taxes)	5.08%	4.21%	5.43%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers Intermediate Government/Credit Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

17

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of the Intermediate Bond Portfolio II. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Service Shares
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.28%
Interest Expense	0.18%
Acquired Fund Fees and Expenses[1]	—%
Total Annual Fund Operating Expenses	1.21%
Fee Waivers and Expense Reimbursements[2]	(0.13)%
Net Annual Fund Operating Expenses[2]	1.08%
[1]	Acquired Fund Fees and Expenses were less than 0.01% for the Fund’s last fiscal year.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.90% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.83% (for Service Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Intermediate Bond Portfolio II with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$110	$371	$653	$1,454

Key Facts About BlackRock Intermediate Government Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Intermediate Government Bond Portfolio (“Intermediate Government Bond Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. These include debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital Intermediate Government Index (the benchmark).

Securities purchased by the Fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

18

The Fund evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

The Fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

19

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Intermediate Government Bond Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

20

Risk/Return Information

The chart and table shown below give you a picture of the Intermediate Government Bond Portfolio’s long-term performance for Service Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Service Shares

ANNUAL TOTAL RETURNS

Intermediate Government Bond Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.99% (quarter ended September 30, 2001) and the lowest return for a quarter was –2.05% (quarter ended June 30, 2004).

As of 12/31/08	1 Year	5 Years	10 Years
Intermediate Government Bond Portfolio — Service Shares
Return Before Taxes[1]	5.09%	3.87%	4.81%
Return After Taxes on Distributions[1]	3.54%	2.57%	3.11%
Return After Taxes on Distributions and Sale of Shares[1]	3.34%	2.55%	3.07%
Barclays Capital Intermediate Government Index[2] (Reflects no deduction for fees, expenses or taxes)	10.43%	5.29%	5.74%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers Intermediate Government Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

21

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of the Intermediate Government Bond Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Service Shares
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.20%
Interest Expense	0.19%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses[1]	1.15%
Fee Waivers and Expense Reimbursements[2]	(0.05)%
Net Annual Fund Operating Expenses[2]	1.10%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.90% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.88% (for Service Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Intermediate Government Bond Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$112	$360	$628	$1,393

Key Facts About BlackRock Managed Income Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Managed Income Portfolio (“Managed Income Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital U.S. Aggregate Index (the benchmark).

Fund management evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, and corporate bonds.

The Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

22

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk.

The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

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Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

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Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

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High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

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■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

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Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

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U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Managed Income Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

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Risk/Return Information

The chart and table shown below give you a picture of the Managed Income Portfolio’s long-term performance for Service Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Service Shares

ANNUAL TOTAL RETURNS

Managed Income Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.00% (quarter ended September 30, 2001) and the lowest return for a quarter was –5.48% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
Managed Income Portfolio — Service Shares
Return Before Taxes[1]	-7.17%	1.58%	3.96%
Return After Taxes on Distributions[1]	-8.82%	-0.02%	1.97%
Return After Taxes on Distributions and Sale of Shares[1]	-4.62%	0.45%	2.21%
Barclays Capital U.S. Aggregate Index[2] (Reflects no deduction for fees, expenses or taxes)	5.24%	4.65%	5.63%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers U.S. Aggregate Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of the Managed Income Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Service Shares
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.21%
Interest Expense	0.44%
Acquired Fund Fees and Expenses[1]	—%
Total Annual Fund Operating Expenses	1.40%
Fee Waivers and Expense Reimbursements[2]	(0.01)%
Net Annual Fund Operating Expenses[2]	1.39%
[1]	Acquired Fund Fees and Expenses were less than 0.01% for the Fund’s last fiscal year.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.95% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Managed Income Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$142	$442	$765	$1,679

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Details About the Funds

How Each Fund Invests

Investment Process:

With respect to each Fund, BlackRock considers a variety of factors when choosing investments, such as:

With respect to Enhanced Income Portfolio, GNMA Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio and Managed Income Portfolio, securities are purchased for the Fund when the management team determines that they have the potential for above-average total return.

With respect to Enhanced Income Portfolio, Intermediate Bond Portfolio II, and Managed Income Portfolio, if a security’s rating falls below investment grade, the management team will decide whether to continue to hold the security.

With respect to GNMA Portfolio and Intermediate Government Bond Portfolio, if a security’s rating falls below the highest rating category, the management team will decide whether to continue to hold the security.

With respect to Enhanced Income Portfolio, Inflation Protected Bond Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio and Managed Income Portfolio, a security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Each Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

With respect to Inflation Protected Bond Portfolio, the U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

Enhanced Income Portfolio

Investment Goal

The investment objective of the Enhanced Income Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Fund invests primarily in bonds diversified among several categories. The Fund’s dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The Fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch. The Fund may invest in unrated notes, paper and other instruments that are determined by the fund management team to be of comparable quality to the instruments described above.

The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The Fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right

27

to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE ENHANCED INCOME PORTFOLIO

The Enhanced Income Portfolio is managed by a team of financial professionals. Thomas F. Musmanno, Curtis
Arledge and Stuart Spodek are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

GNMA Portfolio

Investment Goal

The investment objective of the GNMA Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the Fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The Fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

The Fund measures its performance against the Barclays Capital GNMA MBS Index (the benchmark).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest for another party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE GNMA PORTFOLIO

The GNMA Portfolio is managed by a team of financial professionals. Andrew J. Phillips and Eric Pellicciaro are the
portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see
“Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

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Inflation Protected Bond Portfolio

Investment Goal

The investment objective of the Inflation Protected Bond Portfolio is to seek to maximize real return, consistent with preservation of real capital and prudent investment management. Should the Fund’s Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The Fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real: U.S. TIPS Index (the benchmark).

The Fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The Fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INFLATION PROTECTED BOND PORTFOLIO

The Inflation Protected Bond Portfolio is managed by a team of financial professionals. Stuart Spodek and Brian
Weinstein are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.
Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Intermediate Bond Portfolio II

Investment Goal

The investment objective of the Intermediate Bond Fund Portfolio II is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/ Credit Index (the benchmark). The Fund normally invests at least 80% of its assets in bonds. The Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

29

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The Fund measures its performance against the benchmark.

The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INTERMEDIATE BOND PORTFOLIO II

The Intermediate Bond Portfolio II is managed by a team of financial professionals. Scott Amero, Curtis Arledge,
Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Intermediate Government Bond Portfolio

Investment Goal

The investment objective of the Intermediate Government Bond Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital Intermediate Government Index (the benchmark). The Fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. These include debt securities issued by eligible financial institutions and guaranteed by the FDIC under its Temporary Liquidity Guarantee Program.

Securities purchased by the Fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The Fund measures its performance against the benchmark.

The Fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives

30

as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INTERMEDIATE GOVERNMENT BOND PORTFOLIO

The Intermediate Government Bond Portfolio is managed by a team of financial professionals. Scott Amero,
Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Managed Income Portfolio

Investment Goal

The investment objective of the Managed Income Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital U.S. Aggregate Index (the benchmark).

The management team evaluates sectors of the bond market and individual bonds within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, and corporate bonds.

The Fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE MANAGED INCOME PORTFOLIO

The Managed Income Portfolio is managed by a team of financial professionals. Scott Amero, Curtis Arledge,
Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

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Other Strategies (All Funds)

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investment/strategy:

■	Affiliated Money Market Funds — The Funds may invest uninvested cash balances in affiliated money market funds.

■

Investment Companies — The Funds have the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

■

Temporary Defensive Strategies — For temporary defensive purposes, the Funds may restrict the markets in which they invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

■	When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds may invest in securities prior to their date of issue.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Policies” in the Statement of Additional Information also includes more information about the Funds, their investments and the related risks. There can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in a Fund:

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Deflation Risk (Inflation Protected Bond Portfolio) — Deflation risk is the possibility that prices throughout the economy decline over time — the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for a Fund.

Derivatives Risks — A Fund’s use of derivatives may reduce a Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

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Emerging Markets Risk (Inflation Protected Bond Portfolio, Intermediate Bond Portfolio II) — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Foreign Securities Risks (Enhanced Income Portfolio, Inflation Protected Bond Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Managed Income Portfolio) — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to a Fund’s investments.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

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Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; a Fund could be liable for any losses incurred.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Inflation Indexed Bond Risk (Inflation Protected Bond Portfolio) — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in a Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause a Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Junk Bond Risks (Inflation Protected Bond Portfolio) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include:

■

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

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■

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

■	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

■

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risks — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, a Fund management team will segregate liquid assets on the books of a Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio will be magnified when a Fund uses leverage.

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Mortgage-Backed and Asset-Backed Securities Risks — Some funds make investments in residential and commercial mortgage-backed securities (CMBS) and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Recent Developments with Sub-prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities. Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such

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investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Non-Diversification Risk (Inflation Protected Bond Portfolio) — The Fund is a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than may a diversified fund. Because the Fund may invest in a smaller number of issuers, the Fund is more exposed to developments affecting and the risks associated with individual issuers than a fund that invests more widely, which may have a greater impact on the Fund’s performance.

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Each Fund may also be subject to the following other risk associated with its investments and investment strategies:

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Funds acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Funds (including management and advisory fees) and, indirectly, the expense of the investment companies.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (one by this prospectus), allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your financial institution (such as banks and brokerage firms) (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

The Funds’ shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of the Service Share class of each of the Funds.

Service Shares
Availability	Limited to certain investors, including: financial intermediaries (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 and investors that participate in the Capital Directions(SM) asset allocation program. Service Shares will normally be held by financial intermediaries or in the name of nominees of financial intermediaries on behalf of their customers. Service Shares are normally purchased through a customer’s account at a financial intermediary through procedures established by such financial intermediary. In these cases, confirmation of share purchases and redemptions will be sent to the financial intermediaries. A customer’s ownership of shares will be recorded by the financial intermediary and reflected in the account statements provided by such financial intermediaries to their customers. Investors wishing to purchase Service Shares should contact their financial intermediaries.
Minimum Investment	$5,000.
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.
Service and Distribution Fees?	No Distribution Fee, 0.25% Annual Service Fee.
Redemption Fees?	No.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or other financial intermediary. You may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason. In addition, the Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.

Persons who were shareholders of an investment portfolio of this Compass Capital Group of Funds at the time the portfolio combined with the PNC® Fund may purchase and redeem Service Shares of the same fund and for the same account which they held shares on that date through the procedures described in this section.

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How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	Determine the amount of your investment	Refer to the minimum initial investment in the share class table of this prospectus.
Have your financial intermediary submit your purchase order

The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“Exchange” or “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

Add to your Investment	Purchase additional shares	There is no minimum amount for additional investments.
	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call the Fund at (800) 537-4942 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call BlackRock at (800) 537-4942.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call BlackRock at (800) 537-4942, or contact your financial intermediary (if your account is not held directly with BlackRock).
How to Pay for Shares	Making payment for purchases	Payment for Service Shares must normally be made in Federal funds or other immediately available funds by your financial professional or other financial intermediary but in no event later than 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

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How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order

You can also make redemption requests through your financial professional or financial intermediary in accordance with the procedures applicable to your accounts. These procedures may vary according to the type of account and the financial intermediary involved and customers should consult their financial intermediary in this regard. Financial intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their financial intermediaries. Financial intermediaries may place redemption orders by telephoning (800) 537-4942. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Shareholders who hold more than one class should indicate which class of shares they are redeeming.

The Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming:

Redeem by Telephone: Institutions may place redemption orders by telephoning (800) 537-4942.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions will be sent via wire to the bank account of record.

Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940. Under certain circumstances, a medallion signature guarantee will be required.

Payment of Redemption Proceeds by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund.

Shares can be redeemed by Federal wire transfer to a single previously designated bank account. No charge for wiring redemption payments with respect to Service Shares is imposed by the Fund, although financial intermediaries may charge their customers for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their financial intermediaries. You are responsible for any additional charges imposed by your bank for wire transfers.

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How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

* * *

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Transfer your Account

	Your Choices	Important Information for You to Know

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of the Fund only to another securities dealer that has an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Fund; or • Sell your shares, paying any applicable deferred sales charge.

The Funds’ Rights

Each Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■

Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares,

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the required minimum initial investment due to redemptions you have made. You will be notified that the value of your account is less than the required minimum initial investment before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the required minimum initial investment before the Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Short-Term Trading Policy

The Board of Directors/Trustees (the “Board”) of each Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

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A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Funds’ Distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to defer market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Redemption Fee

The Funds do not charge a redemption fee. However, certain mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) listed below (the “Applicable Funds”) charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

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The following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Funds have adopted a plan (the “Plan”) that allows each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders. The Funds do not make distribution payments under the Plan with respect to Service Shares.

Plan Payments

Under the Plan, each Fund pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of each Fund to brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Groups, Inc. (“PNC”), Merrill Lynch & Co., Inc. (“Merrill Lynch”), Bank of America Corporation (“BAC”) and their respective affiliates) (each a “Financial Intermediary”) for providing support services to their customers who own Service Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Service Shares of each Fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Service Shares;

■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares.

Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the Statement of Additional Information.

Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to a Plan and fees that a Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non- Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

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Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

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Management of the Funds

BlackRock

BlackRock, the Fund’s manager, manages the Fund’s investments and its business operations subject to the oversight of the Fund’s Board. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

BlackRock serves as manager to each Fund pursuant to a management agreement. BlackRock has entered into sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of BlackRock, under which BlackRock pays BFM a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the management agreements.

For their management and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. For the fiscal year ended September 30, 2008, the aggregate management fees, net of any applicable waivers, paid by the Funds to BlackRock as a percentage of each Fund’s average daily net assets were:

Enhanced Income Portfolio	0.00%
GNMA Portfolio	0.24%
Inflation Protected Bond Portfolio	0.09%
Intermediate Bond Portfolio II	0.31%
Intermediate Government Bond	0.45%
Managed Income Portfolio	0.50%

Enhanced Income Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Enhanced Income Portfolio, the maximum annual management fees that can be paid to BlackRock are 0.40% of the Fund’s average daily net assets.

GNMA Portfolio Total Annual Management Fee (Before Waivers)

With respect to the GNMA Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.550%
$1 billion – $2 billion	0.500%
$2 billion – $3 billion	0.475%
Greater than $3 billion	0.450%

Inflation Protected Bond Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Inflation Protected Bond Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.400%
$1 billion – $2 billion	0.375%
$2 billion – $3 billion	0.350%
Greater than $3 billion	0.325%

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Intermediate Bond Portfolio II Total Annual Management Fee (Before Waivers)

With respect to the Intermediate Government Bond Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

Intermediate Government Bond Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Intermediate Government Bond Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

Managed Income Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Managed Income Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

BlackRock has agreed contractually to cap net expenses for each Fund (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, if any) of each share class of the Fund at the levels shown in that Fund’s expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund’s manager or administrator and (3) the Board of Directors of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

A discussion of the basis for the Board’s approval of the management agreement and sub-advisory agreement with respect to each of the Funds is included in the respective Fund’s annual shareholder report for the fiscal year ended September 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

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Portfolio Management Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s Statement of Additional Information.

Enhanced Income Portfolio

The Enhanced Income Portfolio is managed by a team of financial professionals. Thomas F. Musmanno, Curtis Arledge and Stuart Spodek are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Thomas F. Musmanno, Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers L.P. (“MLIM”) from 2004 to 2006; Vice President of MLIM from 1996 to 2004
Curtis Arledge, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008
Stuart Spodek, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2002	Managing Director of BlackRock since 2002

GNMA Portfolio

The GNMA Portfolio is managed by a team of financial professionals. Andrew J. Phillips and Eric Pellicciaro are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew J. Phillips, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1999	Managing Director of BlackRock since 1999
Eric Pellicciaro, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2004	Managing Director of BlackRock since 2005; Director of BlackRock from 2002 to 2005

Inflation Protected Bond Portfolio

The Inflation Protected Bond Portfolio is managed by a team of financial professionals. Stuart Spodek and Brian Weinstein are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stuart Spodek, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	Inception	Managing Director of BlackRock since 2002
Brian Weinstein, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2005	Managing Director of BlackRock since 2007; Director at BlackRock in 2007; VP at BlackRock from 2005 to 2007; Associate at BlackRock from 2002 to 2005

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Intermediate Bond Portfolio II

The Intermediate Bond Portfolio II is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Amero, Vice Chairman	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1995	Vice Chairman of BlackRock since 2007; Managing Director of BlackRock since 1990
Curtis Arledge, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008.
Matthew Marra, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 2006; Director of BlackRock from 2002 to 2006
Andrew J. Phillips, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 1999

Intermediate Government Bond Portfolio

The Intermediate Government Bond Portfolio is managed by a team of financial professionals. Scott Amero, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Amero, Vice Chairman	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1995	Vice Chairman of BlackRock since 2007; Managing Director of BlackRock since 1990
Matthew Marra, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 2006; Director of BlackRock from 2002 to 2006
Andrew J. Phillips, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 1999

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Managed Income Portfolio

The Managed Income Portfolio is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Amero, Vice Chairman	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1999	Vice Chairman of BlackRock since 2007; Managing Director of BlackRock since 1990
Curtis Arledge, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008.
Matthew Marra, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 2006; Director of BlackRock from 2002 to 2006
Andrew J. Phillips, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 1999

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt

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or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

“BUYING A DIVIDEND”

You may want to avoid buying shares shortly before a Fund pays a dividend although the impact on you will be significantly less than if you were invested in a Fund paying fully taxable dividends. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Funds make two kinds of distributions to shareholders: net investment income and net realized capital gains.

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Distributions of net investment income derived by a Fund are paid within ten days after the end of each month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund’s Board of Trustees. A Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PNC GIS in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from a Fund whether you receive them in cash or additional shares.

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Distributions paid out of a Fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a Fund, you may realize a capital gain or loss.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements.

Certain states may exempt from state income taxation a portion of the income dividends paid by the Funds attributable to U.S. Government or agency obligations.

This is only a summary of some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

50

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

Financial Highlights of BlackRock Enhanced Income Portfolio

	Service
	Year Ended September 30,				Period March 19, 2004[1] to September 30, 2004
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.63	$9.70	$9.70	$9.86	$10.00
Net investment income[2]	0.38	0.43	0.37	0.27	0.14
Net realized and unrealized gain (loss)	(0.87)	(0.07)	0.00 [3]	(0.11)	(0.08)
Net increase (decrease) from investment operations	(0.49)	0.36	0.37	0.16	0.06
Dividends from net investment income	(0.39)	(0.43)	(0.37)	(0.32)	(0.20)
Net asset value, end of period	$8.75	$9.63	$9.70	$9.70	$9.86
Total Investment Return
Based on net asset value	(5.23)%	3.74%	3.94%	1.66%	0.61%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.70%	0.74%	0.74%	0.71%	0.71%[5]
Total expenses after waivers, reimbursement and fees paid indirectly	0.73%	0.75%	0.74%	0.74%	0.71%[5]
Total expenses	1.51%	1.66%	1.29%	1.09%	1.51%[5]
Net investment income	4.04%	4.34%	3.80%	2.77%	1.46%[5]
Supplemental Data
Net assets, end of period (000)	$40	$43	$21	$49	$0 [6]
Portfolio turnover	56%[7]	68%	108%	147%	208%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.005 per share.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Net assets end of period are less than $500.
[7]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 29%.

51

Financial Highlights of BlackRock Intermediate Government Bond Portfolio

	Service
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.22	$10.14	$10.19	$10.44	$10.62
Net investment income[1]	0.39	0.42	0.39	0.36	0.35
Net realized and unrealized gain (loss)	0.13	0.08	(0.07)	(0.25)	(0.17)
Net increase from investment operations	0.52	0.50	0.32	0.11	0.18
Dividends and distributions from:
Net investment income	(0.42)	(0.42)	(0.37)	(0.24)	(0.36)
Tax return of capital	—	—	—	(0.07)	—
Net realized gain	—	—	—	(0.05)	—
Total dividends and distributions	(0.42)	(0.42)	(0.37)	(0.36)	(0.36)
Net asset value, end of year	$10.32	$10.22	$10.14	$10.19	$10.44
Total Investment Return
Based on net asset value	5.14%	5.03%	3.18%	1.08%	1.71%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.88%	0.90%	0.90%	0.90%	0.86%
Total expenses after waivers, reimbursement and fees paid indirectly	1.07%	0.93%	0.90%	0.90%	0.86%
Total expenses	1.14%	1.06%	1.10%	1.14%	1.08%
Net investment income	3.73%	4.09%	3.86%	3.48%	3.38%
Supplemental Data
Net assets, end of year (000)	$775	$1,134	$831	$842	$1,235
Portfolio turnover	459%[2]	57%	92%	194%	200%
[1]	Based on average shares outstanding.
[2]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 174%.

52

Financial Highlights of BlackRock Intermediate Bond Portfolio II

	Service
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.28	$9.24	$9.33	$9.57	$9.89
Net investment income[1]	0.41	0.39	0.35	0.31	0.31
Net realized and unrealized gain (loss)	(0.54)	0.06	(0.08)	(0.19)	(0.10)
Net increase (decrease) from investment operations	(0.13)	0.45	0.27	0.12	0.21
Dividends and distributions from:
Net investment income	(0.41)	(0.41)	(0.36)	(0.28)	(0.31)
Net realized gain	(0.01)	—	—	(0.08)	(0.22)
Total dividends and distributions	(0.42)	(0.41)	(0.36)	(0.36)	(0.53)
Redemption fees added to paid-in capital	—	—	0.00 [2]	—	—
Net asset value, end of year	$8.73	$9.28	$9.24	$9.33	$9.57
Total Investment Return
Based on net asset value	(1.55)%	4.94%	2.98%[3]	1.30%	2.26%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.83%	0.80%	0.88%	0.86%	0.89%
Total expenses after waivers, reimbursement and fees paid indirectly	1.01%	0.82%	0.88%	0.86%	0.89%
Total expenses	1.21%	1.00%	1.11%	1.08%	1.10%
Net investment income	4.45%	4.27%	3.80%	3.34%	3.23%
Supplemental Data
Net assets, end of year (000)	$235,333	$257,580	$184,276	$94,557	$84,013
Portfolio turnover	316%[4]	101%	113%	194%	216%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[4]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 130%.

53

Financial Highlights of BlackRock Inflation Protected Bond Portfolio

	Service
	Year Ended September 30,				Period June 28, 2004[1] to September 30, 2004
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.09	$10.03	$10.56	$10.39	$10.00
Net investment income (loss)[2]	0.78	0.50	0.49	0.43	(0.02)
Net realized and unrealized gain (loss)	(0.11)	(0.01)	(0.27)	0.14	0.41
Net increase from investment operations	0.67	0.49	0.22	0.57	0.39
Dividends and distributions from:
Net investment income	(0.66)	(0.40)	(0.62)	(0.30)	—
Net realized gain	(0.04)	(0.03)	(0.13)	(0.10)	—
Total dividends and distributions	(0.70)	(0.43)	(0.75)	(0.40)	—
Net asset value, end of period	$10.06	$10.09	$10.03	$10.56	$10.39
Total Investment Return
Based on net asset value	6.49%	4.97%	2.26%	5.52%	3.90%[3]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.61%	0.58%	0.74%	0.69%	0.71%[4]
Total expenses after waivers, reimbursement and fees paid indirectly	0.64%	0.58%	0.74%	0.69%	0.71%[4]
Total expenses	0.95%	0.94%	4.40%	1.29%	2.98%[4]
Net investment income	7.29%	5.08%	4.84%	3.71%	3.88%[4]
Supplemental Data
Net assets, end of period (000)	$11,071	$1,803	$4	$2	$0 [5]
Portfolio turnover	249%[6]	219%	235%	419%	96%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Net assets end of period are less than $500.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 144%.

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Financial Highlights of BlackRock GNMA Portfolio

	Service
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.44	$9.53	$9.69	$9.87	$10.01
Net investment income[1]	0.51	0.44	0.41	0.39	0.44
Net realized and unrealized gain (loss)	0.24	(0.04)	(0.08)	(0.19)	(0.08)
Net increase from investment operations	0.75	0.40	0.33	0.20	0.36
Dividends and distributions from:
Net investment income	(0.46)	(0.49)	(0.49)	(0.38)	(0.50)
Net realized gain	—	—	—	—	—
Total dividends and distributions	(0.46)	(0.49)	(0.49)	(0.38)	(0.50)
Net asset value, end of year	$9.73	$9.44	$9.53	$9.69	$9.87
Total Investment Return
Based on net asset value	8.03%	4.26%	3.55%	2.02%	3.67%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.75%	0.74%	0.80%	0.86%	0.89%
Total expenses after waivers, reimbursement and fees paid indirectly	0.84%	0.78%	0.80%	0.86%	0.94%
Total expenses	1.16%	1.08%	1.10%	1.23%	1.25%
Net investment income	4.34%	4.68%	4.36%	3.97%	4.45%
Supplemental Data
Net assets, end of year (000)	$15,688	$7,047	$7,712	$8,129	$2,271
Portfolio turnover	2,637%[2]	553%	320%	521%	228%
[1]	Based on average shares outstanding.
[2]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 868%.

55

Financial Highlights of BlackRock Managed Income Portfolio

	Service
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.99	$9.99	$10.20	$10.41	$10.80
Net investment income[1]	0.47	0.42	0.41	0.43	0.44
Net realized and unrealized loss	(0.83)	(0.01)	(0.12)	(0.18)	(0.10)
Net increase (decrease) from investment operations	(0.36)	0.41	0.29	0.25	0.34
Dividends and distributions from:
Net investment income	(0.44)	(0.41)	(0.45)	(0.42)	(0.45)
Net realized gain	—	—	(0.05)	(0.04)	(0.28)
Total dividends and distributions	(0.44)	(0.41)	(0.50)	(0.46)	(0.73)
Net asset value, end of year	$9.19	$9.99	$9.99	$10.20	$10.41
Total Investment Return
Based on net asset value	(3.80)%	4.19%	2.93%	2.45%	3.29%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.95%	0.94%	0.94%	0.95%	0.95%
Total expenses after waivers, reimbursement and fees paid indirectly	1.39%	0.97%	0.94%	0.95%	0.95%
Total expenses	1.40%	0.99%	0.98%	1.08%	1.11%
Net investment income	4.67%	4.18%	4.12%	4.13%	4.21%
Supplemental Data
Net assets, end of year (000)	$200,973	$214,593	$150,085	$81,337	$80,253
Portfolio turnover	906%[2]	256%	184%	252%	284%
[1]	Based on average shares outstanding.
[2]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 241%.

56

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery

■	Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800)-441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

57

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

58

Glossary

Glossary of Investment Terms

Asset-Backed Securities — Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Barclays Capital Global Real: U.S. TIPS Index — An unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.

Barclays Capital GNMA MBS Index — An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Barclays Capital Intermediate Government Index — An unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with minimum outstanding principal of $1 million and minimum maturity of one year and maximum maturity of ten years are included.

Barclays Capital Intermediate Government/Credit Index — An unmanaged index comprised of U.S. Government securities from the more comprehensive Barclays Capital U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Barclays Capital U.S. Aggregate Index — An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Bonds — Debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup 1-Year Treasury Index — An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing U.S. Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

Collateralized Mortgage Obligations (CMO) — Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS) — Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper — Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Credit Default Swaps — In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — A dollar roll transaction involves a sale by a Fund of a mortgage-backed or other security concurrently with an agreement by a Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

GNMA Securities — Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

High Yield Bonds — Sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth highest rating category of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade — Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

59

Mortgage-Backed Securities — asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which a Fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund (paid directly by a shareholder).

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Dollar-Weighted Average Maturity — the average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Duration — a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Maturity — The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Total Return — a way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

60

For More Information

Fund and Service Providers

THE FUNDS

BlackRock Funds II

Enhanced Income Portfolio

GNMA Portfolio

Inflation Protected Bond Portfolio

Intermediate Bond Portfolio II

Intermediate Government Bond Portfolio

Managed Income Portfolio

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 537-4942

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Financial Management, Inc.

40 East 52nd Street

New York, New York 10022

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.

Bellevue Corporate Center

301 Bellevue Parkway

Wilmington, DE 19809

DISTRIBUTOR

BlackRock Investments, Inc.

40 East 52nd Street

New York, New York 10022

CUSTODIANS

PFPC Trust Company

8800 Tinicum Boulevard

Philadelphia, PA 19153

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 28, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 537-4942.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800) 537-4942.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-10051-1008

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

International Bond Portfolio

Service Shares

Prospectus

January 28, 2009

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at (800) 537-4942 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

Fund Overview	Key facts and details about the Fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock International Bond Portfolio	4

Details About the Fund	How the Fund Invests	8
	Investment Risks	9

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	How to Choose the Share Class that Best Suits Your Needs	13
	How to Buy, Sell and Transfer Shares	13
	Fund’s Rights	16
	Short-Term Trading Policy	16
	Redemption Fee	17
	Distribution and Service Payments	18

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	20
	Portfolio Manager Information	20
	Conflicts of Interest	21
	Valuation of Fund Investments	22
	Dividends, Distributions and Taxes	22

Financial Highlights	Financial Performance of the Fund	24

General Information	Shareholder Documents	25
	Certain Fund Policies	25
	Statement of Additional Information	26

Glossary	Glossary of Investment Terms	27

For More Information	Service Providers	Inside Back Cover

Additional Information	Back Cover

Fund Overview

Key Facts About the BlackRock International Bond Portfolio

This prospectus provides information about the International Bond Portfolio of BlackRock Funds II. The International Bond Portfolio is referred to in this prospectus as the “Fund.” The Fund represents a separate portfolio of securities and has its own investment objective.

The Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

The prospectus includes sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold are defined in the Glossary.

International Bond Portfolio

What is the Fund’s investment objective?

The Fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

What is the Fund’s main investment strategy?

In pursuit of this goal, the Fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The Fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The Fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The Fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Under normal market conditions, the Fund will invest significantly (at least 40%) in issuers (i) organized or located outside the U.S. (including non-U.S. government), (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S. (i.e., a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.). The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

4

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Risks of concentrating in one country — Investing a significant portion of assets in one country makes the Fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the Fund’s performance more dependent on developments in those countries.

■

Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Fund may be an appropriate investment for you if you:

■	Are looking to invest in non-dollar denominated bonds of issuers located outside of the United States

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in non-U.S. bonds

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of non-U.S. bonds in general

5

Risk/Return Information

The chart and table shown below give you a picture of the Fund’s long-term performance for Service Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

Service Shares

ANNUAL TOTAL RETURNS

International Bond

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 10.26% (quarter ended December 31, 2004) and the lowest return for a quarter was –6.09% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
BlackRock International Bond Portfolio; Service Shares
Return Before Taxes[1]	2.47%	3.43%	5.80%
Return After Taxes on Distributions[1]	-1.03%	2.03%	3.73%
Return After Taxes on Distributions and Sale of Shares[1]	1.59%	2.12%	3.68%
Citigroup Non-U.S. World Government Bond Index (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	10.11%	5.97%	5.59%
[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

6

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Service Shares of the Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee[1]	2.00%
Exchange Fee	—[1]

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Service Shares
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.31%
Interest Expense[2]	—%
Acquired Fund Fees and Expenses[3]	0.01%
Total Annual Fund Operating Expenses[3]	1.12%
Fee Waivers and Expense Reimbursements[4]	—%
Net Annual Fund Operating Expenses[4]	1.12%
[1]

The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[2]

The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2008 the interest expense on the Fund for such transactions was less than 0.01%.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.
[4]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.33% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Fund” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expense as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$114	$356	$617	$1,363

7

Details About the Fund

How The Fund Invests

Investment Goal

The Fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process:

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the Fund when the management team determines that they have the potential for above-average total return. The Fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

Primary Investment Strategies

In pursuit of this goal, the Fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The Fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The Fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The Fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Under normal market conditions, the Fund will invest significantly (at least 40%) in issuers (i) organized or located outside the U.S. (including non-U.S. government), (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S. (i.e., a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.). The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

8

Illiquid Securities — The Fund may invest a small portion of its assets in illiquid securities that it may be unable to sell quickly, or may be able to sell only at a price below current value.

Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

Temporary Defensive Strategies — For temporary defensive purposes, the Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The International Bond Portfolio is managed by a team of financial professionals. Andrew Gordon and Scott Thiel are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund. Please see
“Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. “Investment Policies” in the Statement of Additional Information also includes more information about the Fund, its investments and the related risks. There can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the Fund will not lose value. This means you could lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in non-dollar denominated bonds of issuers located outside of the United States.

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer

9

losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the

10

United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Forward Foreign Currency Exchange Contracts Risk — Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Interest Rate Risk — Interest rate risk refers to the risk that interest rates may rise. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Leverage Risks — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risks — Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of a Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that a Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Risks of Concentrating in One Country — Investing a significant portion of assets in one country makes the Fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the Fund’s performance more dependent on developments in those countries.

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Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

The Fund currently offers multiple share classes (Service Shares in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your financial institution (such as banks and brokerage firms) (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

If you redeem (either by sale or exchange) shares within 30 days of purchase or exchange, you will generally be charged a redemption fee unless certain conditions are met.

The Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of the Service Share class of the Fund.

Service Shares
Availability	Limited to certain investors, including: financial intermediaries (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by financial intermediaries or in the name of nominees of financial intermediaries on behalf of their customers. Service Shares are normally purchased through a customer’s account at a financial intermediary through procedures established by such financial intermediary. In these cases, confirmation of share purchases and redemptions will be sent to the financial intermediaries. A customer’s ownership of shares will be recorded by the financial intermediary and reflected in the account statements provided by such financial intermediaries to their customers. Investors wishing to purchase Service Shares should contact their financial intermediaries.
Minimum Investment	$5,000.
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.
Service and Distribution Fees?	No Distribution Fee, 0.25% Annual Service Fee.
Redemption Fees?	Yes. Payable if you redeem or exchange within 30 days of purchase.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability.

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or other financial intermediary. You may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason. In addition, the Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.

Persons who were shareholders of an investment portfolio of this Compass Capital Group of Funds at the time the portfolio combined with the PNC® Fund may purchase and redeem Service Shares of the same fund and for the same account which they held shares on that date through the procedures described in this section.

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How to Buy Shares

	Your Choices	Important Information For You to Know

Initial Purchase	Determine the amount of your investment	Refer to the minimum initial investment in the share class table of this prospectus.
Have your financial intermediary submit your purchase order

The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“Exchange” or “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

Add to your investment	Purchase additional shares	There is no minimum amount for additional investments.
	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call the Fund at (800) 537-4942 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call BlackRock at (800) 537-4942.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call BlackRock at (800) 537-4942, or contact your financial intermediary (if your account is not held directly with BlackRock).
How to Pay for Shares	Making payment for purchases	Payment for Service Shares must normally be made in Federal funds or other immediately available funds by your financial professional or other financial intermediary but in no event later than 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

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How to Sell Shares

	Your Choices	Important Information For You to Know

Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order

You can also make redemption requests through your financial professional or financial intermediary in accordance with the procedures applicable to your accounts. These procedures may vary according to the type of account and the financial intermediary involved and customers should consult their financial intermediary in this regard. Financial intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their financial intermediaries. Financial intermediaries may place redemption orders by telephoning (800) 537-4942. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Shareholders who hold more than one class should indicate which class of shares they are redeeming.

The Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming:

Redeem by Telephone: Institutions may place redemption orders by telephoning (800) 537-4942.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions will be sent via wire to the bank account of record.

Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940. Under certain circumstances, a medallion signature guarantee will be required.

Payment of Redemption Proceeds by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

Shares can be redeemed by Federal wire transfer to a single previously designated bank account. No charge for wiring redemption payments with respect to Service Shares is imposed by the Fund, although financial intermediaries may charge their customers for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their financial intermediaries. You are responsible for any additional charges imposed by your bank for wire transfers.

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How to Sell Shares

	Your Choices	Important Information For You to Know

Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

* * *

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Transfer your Account

	Your Choices	Important Information For You to Know

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of the Fund only to another securities dealer that has an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Fund; or • Sell your shares, paying any applicable deferred sales charge.

The Fund’s Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;

■

Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the required minimum initial investment due to redemptions you have made. You will be notified that the value of your account is less than the required minimum initial investment before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the required minimum initial investment before the Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Short-Term Trading Policy

The Board of Trustees of the Fund (“Board”) has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of the Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.

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The Fund invests in non-U.S. securities and is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) will automatically assess and retain a fee of 2% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See “Redemption Fee” below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

Redemption Fee

The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of the Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by:

■

accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic

17

automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

■	accounts of shareholders who have died or become disabled;

■	shareholders redeeming or exchanging shares:

—	through the Fund’s Systematic Withdrawal Plan or Systematic Exchange Plan,

—	in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”)), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account,

—	in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

■	shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;

■	redemptions of shares acquired through dividend reinvestment;

■	BlackRock Funds whose trading practices are determined by the Fund not to be detrimental to the Fund or long- term shareholders; and

■	certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship.

The Fund reserves the right to modify or eliminate these waivers at any time.

The following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology
BlackRock Global Dynamic Equity Fund	Opportunities Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Global SmallCap Fund, Inc.	BlackRock Small Cap Value Equity Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock International Diversification Fund	BlackRock U.S. Opportunities Portfolio
BlackRock International Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Index Fund	MFS Research International FDP Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Fund has adopted plans (the “Plans”) that allow the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plans, the Fund pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of the Fund to brokers, dealers, financial institutions and industry professional (including BlackRock and its affiliates) (each a “Financial Intermediary”) for providing support services to their customers who own Service Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Service Shares of the Fund. All Service Shares pay this shareholder servicing fee.

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In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Service Shares;

■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares.

Because the fees paid by the Fund under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plans, including a complete list of services provided thereunder, see the Statement of Additional Information.

Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Financial Intermediary pursuant to a Plan and fees that the Fund pays to its Transfer Agent, BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non- Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Financial Intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

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Management of the Fund

BlackRock

BlackRock, the Fund’s manager, manages the Fund’s investments and its business operations subject to the oversight of the Fund’s Board. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

For the fiscal year ended September 30, 2008, the aggregate management fee, net of any applicable waivers, paid by the Fund to BlackRock as a percentage of average daily net assets, was 0.55%.

The Fund has entered into a management agreement (the “Management Agreement”) with BlackRock under which BlackRock receives for its services to the Fund a monthly fee in arrears at an annual rate equal to 0.55% of the average daily net assets of the Fund not exceeding $1 billion; 0.50% of the average daily net assets of the Fund exceeding $1 billion but not exceeding $2 billion; 0.475% of the average daily net assets of the Fund exceeding $2 billion but not exceeding $3 billion; and 0.45% of the average daily net assets of the Fund exceeding $3 billion.

BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, if any) of each share class of the Fund at the levels shown in the Fund’s expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund’s manager or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

BlackRock has entered into a sub-advisory agreement with the BlackRock Financial Management, Inc. (the “Sub-Adviser”), an affiliate of BlackRock, under which BlackRock pays the Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio.

A discussion of the basis for the Board of Trustees’ approval of the Management Agreement with BlackRock and the sub-advisory agreement between BlackRock and the Sub-Adviser is included in the Fund’s annual shareholder report for the fiscal year ended September 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Portfolio Management Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The International Bond Portfolio is managed by a team of financial professionals. Andrew Gordon and Scott Thiel are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

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International Bond Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew Gordon	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	1997	Managing Director of BlackRock, Inc. since 1996.
Scott Thiel	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2004	Managing Director of BlackRock, Inc. since 2002.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, for the purposes of this Section, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate having positions that are adverse to those of the Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that the Fund participates in the securities lending program.

For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

21

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. The Fund’s assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Fund values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

“BUYING A DIVIDEND”

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Funds make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a Fund are paid within 10 days after the end of each month. The Funds’ Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a Fund at least annually at a date determined by the Funds’ Board of Trustees. A Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

Your distributions will be reinvested at net asset value in new shares of the same class of the Funds unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from a Fund whether you receive them in cash or additional shares.

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

22

When you sell your shares of a Fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a Fund is invested in non-U.S. securities, the Fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Certain states may exempt from state income taxation all or a portion of the income dividends paid by the Government Income Fund. This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Fund.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes. If you redeem or exchange Fund shares, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to the Fund’s investment in private activity bonds.

Generally, within 60 days after the end of the Fund’s taxable year, the Fund will tell you the amount of exempt-interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares. The tax treatment of dividends from the Fund is the same whether you choose to receive them in cash or to have them reinvested in shares of the Fund.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

23

Financial Highlights of BlackRock International Bond Portfolio

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Service
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$11.58	$10.98	$11.14	$11.42	$11.08
Net investment income[1]	0.36	0.32	0.29	0.26	0.25
Net realized and unrealized gain (loss)	(0.38)	0.58	(0.19)	0.02	0.50
Net increase (decrease) from investment operations	(0.02)	0.90	0.10	0.28	0.75
Dividends and distributions from:
Net investment income	(0.35)	(0.30)	(0.26)	(0.55)	(0.41)
Tax return of capital	—	—	—	—	—
Net realized gain	—	—	—	(0.01)	—
Total dividends and distributions	(0.35)	(0.30)	(0.26)	(0.56)	(0.41)
Redemption fees added to paid-in capital[2]	—	—	—	—	—
Net asset value, end of year	$11.21	$11.58	$10.98	$11.14	$11.42
Total Investment Return
Based on net asset value[3]	(0.30)%	8.32%[4]	0.93%	2.21%	6.89%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.11%	1.05%	1.18%	1.19%	1.23%
Total expenses after waivers, reimbursement and fees paid indirectly	1.11%	1.05%	1.18%	1.19%	1.23%
Total expenses	1.11%	1.05%	1.20%	1.20%	1.25%
Net investment income	2.99%	2.90%	2.62%	2.19%	2.18%
Supplemental Data
Net assets, end of year (000)	$50,020	$70,819	$73,139	$107,402	$80,024
Portfolio turnover	151%[5]	77%	148%	164%	240%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[4]	The total return was not impacted by the reimbursement of losses made by the investment manager.
[5]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

24

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery

■	Log into your account

Delivery of Shareholder Documents

The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 537-4942.

Certain Fund Policies

Anti-Money Laundering Requirements

The Fund is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Professionals; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

25

Statement of Additional Information

If you would like further information about the Fund, including how the Fund invests, please see the Statement of Additional Information.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

26

Glossary

Glossary of Investment Terms

Bonds — Debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Credit Default Swaps — In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration — A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds — Sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth highest rating category of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade — Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity — The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond — A bond that receives different ratings from two or more rating agencies.

Total Return — A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Professionals and other financial intermediaries, advertising and promotion.

Interest Expense — The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing the Fund.

Other Expenses — Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund (paid directly by a shareholder).

27

Glossary of Other Terms

Citigroup Non-U.S. World Government Bond Index — An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Service Organizations — Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

28

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For More Information

Fund and Service Providers

THE FUND

BlackRock Funds II

BlackRock International Bond Portfolio

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 537-4942

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Financial Management, Inc.

40 East 52nd Street

New York, New York 10022

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.

Bellevue Corporate Center

301 Bellevue Parkway

Wilmington, DE 19809

DISTRIBUTOR

BlackRock Investments, Inc.

40 East 52nd Street

New York, New York 10022

CUSTODIAN

PFPC Trust Company

8800 Tinicum Boulevard

Philadelphia, PA 19153

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments. The annual report describes the Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (“SAI”)

A Statement of Additional Information, dated January 28, 2009, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 537-4942.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800) 537-4942.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9819

Providence, Rhode Island 02940-8019

Overnight Mail

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860

(800) 537-4942

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-16102-SVC-0109

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Enhanced Income Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Bond Portfolio II

BlackRock Intermediate Government Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Managed Income Portfolio

Class R Shares

Prospectus

January 28, 2009

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-441-7762 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

Funds Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About the Funds	4
	BlackRock Enhanced Income Portfolio	4
	BlackRock GNMA Portfolio	8
	BlackRock Inflation Protected Bond Portfolio	12
	BlackRock Intermediate Bond Portfolio II	16
	BlackRock Intermediate Government Bond Portfolio	20
	BlackRock International Bond Portfolio	24
	BlackRock Long Duration Bond Portfolio	28
	BlackRock Low Duration Bond Portfolio	32
	BlackRock Managed Income Portfolio	36

Details About the Funds	How Each Fund Invests	41
	Investment Risks	48

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distribution and other payments
	How to Choose the Share Class that Best Suits Your Needs	54
	How to Buy, Sell, Exchange and Transfer Shares	54
	Funds’ Rights	57
	Short-Term Trading Policy	57
	Redemption Fee	58
	Distribution and Service Payments	59

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	61
	Portfolio Management Information	63
	Conflicts of Interest	66
	Valuation of Fund Investments	67
	Dividends, Distributions and Taxes	68

Financial Highlights	Financial Performance of the Funds	69

General Information	Shareholder Documents	78
	Certain Fund Policies	78
	Statement of Additional Information	79

Glossary	Glossary of Investment Terms	80

For More Information	Funds and Service Providers	Inside Back Cover

Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about nine funds of BlackRock Funds II: BlackRock Enhanced Income Portfolio, BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Intermediate Bond Portfolio II, BlackRock Intermediate Government Bond Portfolio, BlackRock International Bond Portfolio, BlackRock Long Duration Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock Managed Income Portfolio (each, a “Fund” and collectively the “Funds”). Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to a Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold are defined in the Glossary.

Key Facts About BlackRock Enhanced Income Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Enhanced Income Portfolio (“Enhanced Income Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund invests primarily in bonds diversified among several categories. The Fund’s dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (CMOs), asset-backed securities, corporate bonds and non-U.S. Government securities. The Fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch. The Fund may invest in unrated notes, paper and other instruments that are determined by the Fund management team to be of comparable quality to the instruments described above. Securities are purchased for the Fund when the management team determines that they have the potential for above-average total return.

The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. The Fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

4

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

5

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Enhanced Income Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

6

Risk/Return Information

Since R Shares of the Enhanced Income Portfolio have no performance history, the chart and table below give you a picture of the Fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 0.61% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.61% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Citigroup 1-Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares ANNUAL TOTAL RETURNS Enhanced Income Portfolio As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.42% (quarter ended September 30, 2006) and the lowest return for a quarter was –5.89% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	Since Inception[2]
Enhanced Income Portfolio — Investor A
Return Before Taxes[1]	–13.79%	–1.17%
Return After Taxes on Distributions[1]	–14.96%	–2.32%
Return After Taxes on Distributions and Sale of Shares[1]	–8.90%	–1.60%
Citigroup 1-Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	4.81%	3.62%
[1]	Includes all applicable fees and sales charges.
[2]	Fund inception date is March 4, 2004.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

7

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Class R Shares of the Enhanced Income Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Class R Shares
Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	0.50%
Other Expenses	0.70%
Interest Expense	—%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.61%
Fee Waivers and Expense Reimbursements[1]	—%
Net Annual Fund Operating Expenses[1]	1.61%
[1]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.77% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Class R Shares of the Enhanced Income Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$164	$508	$876	$1,911

Key Facts About BlackRock GNMA Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock GNMA Portfolio (“GNMA Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund normally invests at least 80% of its assets in Government National Mortgage Association (GNMA) securities. The Fund invests primarily in securities issued by the GNMA as well as other U.S. Government securities in the five to ten year maturity range. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. The Fund measures its performance against the Barclays Capital GNMA MBS Index (the benchmark).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

8

The Fund also makes investments in residential and commercial mortgage-backed securities (“CMBS”) and other asset-backed securities.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risk — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

9

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The GNMA Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

10

Risk/Return Information

Since R Shares of the GNMA Portfolio have no performance history, the chart and table below give you a picture of the Fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 0.91% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.77% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares ANNUAL TOTAL RETURNS GNMA Portfolio As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.59% (quarter ended September 30, 2001) and the lowest return for a quarter was –1.26% (quarter ended June 30, 1999).

As of 12/31/08	1 Year	5 Years	10 Years
GNMA Portfolio — Investor A
Return Before Taxes[1]	3.98%	4.00%	5.15%
Return After Taxes on Distributions[1]	2.43%	2.36%	3.08%
Return After Taxes on Distributions and Sale of Shares[1]	2.55%	2.43%	3.11%
Barclays Capital GNMA MBS Index[2] (Reflects no deduction for fees, expenses or taxes)	7.87%	5.39%	5.94%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers GNMA MBS Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

11

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Class R Shares of the GNMA Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Class R Shares
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	0.50%
Other Expenses	0.62%
Interest Expense	0.08%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.77%
Fee Waivers and Expense Reimbursements[1]	—%
Net Annual Fund Operating Expenses[1]	1.77%
[1]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.68% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Class R Shares of the GNMA Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$180	$557	$959	$2,084

Key Facts About BlackRock Inflation Protected Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Inflation Protected Bond Portfolio (“Inflation Protected Bond Portfolio”) is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.

The Fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real: U.S. TIPS Index (the benchmark).

The Fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The Fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

12

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. Non-investment grade bonds acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Fund may buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit-Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Deflation Risk — Deflation risk is the possibility that prices throughout the economy decline over time—the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for a Fund.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

13

■

Inflation Indexed Bond Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Non-Diversification Risk — The Fund is a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than may a diversified fund. Because the Fund may invest in a smaller number of issuers, the Fund is more exposed to developments affecting and the risks associated with individual issuers than a fund that invests more widely, which may have a greater impact on the Fund’s performance.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Inflation Protected Bond Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are willing to accept the risk of investing in a non-diversified portfolio

■	Are seeking income with the opportunity to maximize real return of capital

14

Risk/Return Information

Since R Shares of the Inflation Protected Bond Portfolio have no performance history, the chart and table below give you a picture of the Fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 0.67% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital Global Real: U.S. TIPS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

Inflation Protected Bond Portfolio

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 5.80% (quarter ended March 31, 2008) and the lowest return for a quarter was –3.76% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	Since Inception[3]
Inflation Protected Bond Portfolio — Investor A
Return Before Taxes[1]	–3.74%	4.28%
Return After Taxes on Distributions[1]	–5.65%	2.36%
Return After Taxes on Distributions and Sale of Shares[1]	–2.39%	2.55%
Barclays Capital Global Real: U.S. TIPS Index[2] (Reflects no deduction for fees, expenses or taxes)	–2.35%	4.37%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers Global Real: U.S. TIPS Index.
[3]	Fund inception date is June 28, 2004.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

15

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Class R Shares of the Inflation Protected Bond Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Class R Shares
Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	0.50%
Other Expenses	0.66%
Interest Expense	0.03%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.60%
Fee Waivers and Expense Reimbursements[1]	—%
Net Annual Fund Operating Expenses[1]	1.60%
[1]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.56% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Class R Shares of the Inflation Protected Bond Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$163	$505	$871	$1,900

Key Facts About BlackRock Intermediate Bond Portfolio II

What is the Fund’s investment objective?

The investment objective of the BlackRock Intermediate Bond Portfolio II (“Intermediate Bond Portfolio II”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund normally invests at least 80% of its assets in bonds. The Fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark). The Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the Fund management team to be of similar quality. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

The Fund evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

16

The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

17

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Intermediate Bond Portfolio II may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

18

Risk/Return Information

Since R Shares of the Intermediate Bond Portfolio II have no performance history, the chart and table below give you a picture of the Fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.06% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.75% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares ANNUAL TOTAL RETURNS Intermediate Bond Portfolio II As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.87% (quarter ended September 30, 2001) and the lowest return for a quarter was –4.12% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
Intermediate Bond Portfolio II — Investor A
Return Before Taxes[1]	–6.59%	1.39%	3.92%
Return After Taxes on Distributions[1]	–8.10%	0.01%	2.06%
Return After Taxes on Distributions and Sale of Shares[1]	–4.20%	0.41%	2.23%
Barclays Capital Intermediate Government/Credit Index[2] (Reflects no deduction for fees, expenses or taxes)	5.08%	4.21%	5.43%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers Intermediate Government/Credit Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

19

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Class R Shares of the Intermediate Bond Portfolio II. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Class R Shares
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.50%
Other Expenses	0.57%
Interest Expense	0.18%
Acquired Fund Fees and Expenses[1]	—%
Total Annual Fund Operating Expenses	1.75%
Fee Waivers and Expense Reimbursements[2]	—%
Net Annual Fund Operating Expenses[2]	1.75%
[1]	Acquired Fund Fees and Expenses were less than 0.01% for the Fund’s last fiscal year.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.63% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Class R Shares of the Intermediate Bond Portfolio II with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$178	$551	$949	$2,062

Key Facts About BlackRock Intermediate Government Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Intermediate Government Bond Portfolio (“Intermediate Government Bond Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. These include debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital Intermediate Government Index (the benchmark).

Securities purchased by the Fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

20

The Fund evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

The Fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

21

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Intermediate Government Bond Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

22

Risk/Return Information

Since R Shares of the Intermediate Government Bond Portfolio have no performance history, the chart and table below give you a picture of the Fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.20% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.76% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

Intermediate Government Bond Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.04% (quarter ended September 30, 2001) and the lowest return for a quarter was –2.09% (quarter ended June 30, 2004).

As of 12/31/08	1 Year	5 Years	10 Years
Intermediate Government Bond Portfolio — Investor A
Return Before Taxes[1]	0.72%	2.87%	4.25%
Return After Taxes on Distributions[1]	–0.73%	1.62%	2.62%
Return After Taxes on Distributions and Sale of Shares[1]	0.49%	1.72%	2.62%
Barclays Capital Intermediate Government Index[2] (Reflects no deduction for fees, expenses or taxes)	10.43%	5.29%	5.74%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers Intermediate Government Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

23

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Class R Shares of the Intermediate Government Bond Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Class R Shares
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.50%
Other Expenses	0.57%
Interest Expense	0.18%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.76%
Fee Waivers and Expense Reimbursements[1]	—%
Net Annual Fund Operating Expenses[1]	1.76%
[1]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.60% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Class R Shares of the Intermediate Government Bond Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$179	$554	$954	$2,073

Key Facts About BlackRock International Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock International Bond Portfolio (“International Bond Portfolio”) is to seek to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

What is the Fund’s main investment strategy?

In pursuit of this goal, the Fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The Fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The Fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The Fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Under normal market conditions, the Fund will invest significantly (at least 40%) in issuers (i) organized or located outside the U.S. (including non-U.S. government), (ii) whose primary trading market is located outside the U.S. or

24

(iii) doing a substantial amount of business outside the U.S. (i.e., a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.). The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

25

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Risk of Concentrating in One Country — Investing a significant portion of assets in one country makes a Fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make a Fund’s performance more dependent on developments in those countries. A Fund’s expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

■

Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The International Bond Portfolio may be an appropriate investment for you if you:

■	Are looking to invest in non-dollar denominated bonds of issuers located outside of the United States

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in non-U.S. bonds

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of non-U.S. bonds in general

26

Risk/Return Information

Since R Shares of the International Bond Portfolio have no performance history, the chart and table below give you a picture of the Fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.18% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.64% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

International Bond Portfolio

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 10.26% (quarter ended December 31, 2004) and the lowest return for a quarter was –6.09% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
International Bond Portfolio — Investor A Shares
Return Before Taxes[1]	–1.66%	2.56%	5.25%
Return After Taxes on Distributions[1]	–4.99%	1.19%	3.24%
Return After Taxes on Distributions and Sale of Shares[1]	–1.09%	1.39%	3.23%
Citigroup Non-U.S. World Government Bond index (Reflects no deduction for fees, expenses or taxes)	10.11%	5.97%	5.59%
[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

27

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Class R Shares of the International Bond Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee[1]	2.00%
Exchange Fee	—	[1]
[1]

The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Class R Shares
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	0.50%
Other Expenses	0.58%
Interest Expense	—%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.64%
Fee Waivers and Expense Reimbursements[1]	—%
Net Annual Fund Operating Expenses[1]	1.64%
[1]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.96% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Class R Shares of the International Bond Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$167	$517	$892	$1,944

Key Facts About BlackRock Long Duration Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Long Duration Bond Portfolio (“Long Duration Bond Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Long Government/Credit Index (the benchmark).

Fund management evaluates sectors of the U.S. and non-U.S. bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The Fund may also invest in preferred stock.

28

The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-investment grade bonds acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. The Fund may invest in securities rated in the category C and above or determined by the management team to be of comparable quality.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

29

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Long Duration Bond Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

30

Risk/Return Information

Since R Shares of the Long Duration Bond Portfolio have no performance history, the chart and table below give you a picture of the Fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 0.83% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.56% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital Long Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares ANNUAL TOTAL RETURNS Long Duration Bond Portfolio As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 14.93% (quarter ended December 31, 2008) and the lowest return for a quarter was –5.08% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	Since Inception[2]
Long Duration Bond Portfolio — Investor A
Return Before Taxes[1]	3.08%	3.62%
Return After Taxes on Distributions[1]	1.41%	1.94%
Return After Taxes on Distributions and Sale of Shares[1]	1.94%	2.09%
Barclays Capital Long Government/Credit Index[3] (Reflects no deduction for fees, expenses or taxes)	8.44%	8.45%
[1]	Includes all applicable fees and sales charges.
[2]	Fund inception date is October 19, 2007.
[3]	Formerly Lehman Brothers Long Government/Credit Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

31

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Class R Shares of the Long Duration Bond Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Class R Shares
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.50%
Other Expenses	0.46%
Interest Expense	0.08%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.56%
Fee Waivers and Expense Reimbursements[1]	—%
Net Annual Fund Operating Expenses[1]	1.56%
[1]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.93% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Class R Shares of the Long Duration Bond Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$159	$493	$850	$1,856

Key Facts About BlackRock Low Duration Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Low Duration Bond Portfolio (the “Low Duration Bond Portfolio”) is to seek to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index.

What is the Fund’s main investment strategy?

The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management teams select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

32

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments

33

tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Low Duration Bond Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■	Are seeking income with the opportunity for capital preservation

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

34

Risk/Return Information

Since R Shares of the Low Duration Bond Portfolio have no performance history, the chart and table below give you a picture of the Fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 0.84% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.58% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

Low Duration Bond Portfolio

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 3.10% (quarter ended September 30, 2001) and the lowest return for a quarter was –6.18% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
Low Duration Bond Portfolio; Investor A
Return Before Taxes[1]	–12.04%	–0.36%	2.33%
Return After Taxes on Distributions[1]	–13.40%	–1.55%	0.82%
Return After Taxes on Distributions and Sale of Shares[1]	–7.76%	–0.95%	1.09%
Merrill Lynch 1-3 Year Treasury Index (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	6.61%	4.06%	4.71%
[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

35

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Class R Shares of the Low Duration Bond Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Class R Shares
Management Fee	0.49%
Distribution and/or Service (12b-1) Fees	0.50%
Other Expenses	0.56%
Interest Expense	0.02%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.58%
Fee Waivers and Expense Reimbursements[1]	—%
Net Annual Fund Operating Expenses[1]	1.58%
[1]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.59% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Class R Shares of the Low Duration Bond Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$161	$499	$860	$1,878

Key Facts About BlackRock Managed Income Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Managed Income Portfolio (“Managed Income Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the Fund management team to be of similar quality. The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital U.S. Aggregate Index (the benchmark).

Fund management evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, and corporate bonds.

The Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

36

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk.

The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

■

Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

■

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

37

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

■

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see Investment Risks below.

Who should invest?

The Managed Income Portfolio may be an appropriate investment for you if you:

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

■	Are willing to accept the risk of greater loss of income and principal

■	Are seeking income with the opportunity to maximize total return of capital

38

Risk/Return Information

Since R Shares of the Managed Income Portfolio have no performance history, the chart and table below give you a picture of the Fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.45% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.99% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

Managed Income Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.86% (quarter ended September 30, 2001) and the lowest return for a quarter was –5.59% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
Managed Income Portfolio — Investor A
Return Before Taxes[1]	–10.91%	0.67%	3.41%
Return After Taxes on Distributions[1]	–12.48%	–0.88%	1.47%
Return After Taxes on Distributions and Sale of Shares[1]	–7.06%	–0.29%	1.76%
Barclays Capital U.S. Aggregate Index[2] (Reflects no deduction for fees, expenses or taxes)	5.24%	4.65%	5.63%
[1]	Includes all applicable fees and sales charges.
[2]	Formerly Lehman Brothers U.S. Aggregate Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

39

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Class R Shares of the Managed Income Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Class R Shares
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.50%
Other Expenses	0.57%
Interest Expense	0.44%
Acquired Fund Fees and Expenses[1]	—%
Total Annual Fund Operating Expenses	2.01%
Fee Waivers and Expense Reimbursements[2]	(0.02)%
Net Annual Fund Operating Expenses[2]	1.99%
[1]	Acquired Fund Feed and Expenses were less than 0.01% for the Fund’s last fiscal year.
[2]

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.55% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Class R Shares of the Managed Income Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$202	$629	$1,081	$2,336

40

Details About the Funds

How Each Fund Invests

Investment Process:

With respect to each Fund, BlackRock considers a variety of factors when choosing investments, such as:

With respect to Enhanced Income Portfolio, GNMA Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, International Bond Portfolio, Long Duration Bond Portfolio and Managed Income Portfolio, securities are purchased for a Fund when the management team determines that they have the potential for above-average total return.

With respect to Enhanced Income Portfolio, Intermediate Bond Portfolio II, International Bond Portfolio and Managed Income Portfolio, if a security’s rating falls below investment grade, the management team will decide whether to continue to hold the security.

With respect to GNMA Portfolio and Intermediate Government Bond Portfolio, if a security’s rating falls below the highest rating category, the management team will decide whether to continue to hold the security.

With respect to Enhanced Income Portfolio, Inflation Protected Bond Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Long Duration Bond Portfolio and Managed Income Portfolio, a security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

With respect to Low Duration Bond Portfolio, if a security’s rating declines or falls below B (for Low Duration Fund), the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Each Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

With respect to Inflation Protected Bond Portfolio, the U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

Enhanced Income Portfolio

Investment Goal

The investment objective of the Enhanced Income Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Fund invests primarily in bonds diversified among several categories. The Fund’s dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The Fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch. The Fund may invest in unrated notes, paper and other instruments that are determined by the Fund management team to be of comparable quality to the instruments described above.

The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The Fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions,

41

including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE ENHANCED INCOME PORTFOLIO

The Enhanced Income Portfolio is managed by a team of financial professionals. Thomas F. Musmanno, Curtis
Arledge and Stuart Spodek are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

GNMA Portfolio

Investment Goal

The investment objective of the GNMA Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the Fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The Fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

The Fund measures its performance against the Barclays Capital GNMA MBS Index (the benchmark).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest for another party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE GNMA PORTFOLIO

The GNMA Portfolio is managed by a team of financial professionals. Andrew J. Phillips and Eric Pellicciaro are the
portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see
“Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

42

Inflation Protected Bond Portfolio

Investment Goal

The investment objective of the Inflation Protected Bond Portfolio is to seek to maximize real return, consistent with preservation of real capital and prudent investment management. Should the Fund’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The Fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real: U.S. TIPS Index (the benchmark).

The Fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The Fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

Non-investment grade bonds acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INFLATION PROTECTED BOND PORTFOLIO

The Inflation Protected Bond Portfolio is managed by a team of financial professionals. Stuart Spodek and Brian
Weinstein are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.
Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Intermediate Bond Portfolio II

Investment Goal

The investment objective of the Intermediate Bond Portfolio II is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark). The Fund normally invests at least 80% of its assets in bonds. The Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

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The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The Fund measures its performance against the benchmark.

The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INTERMEDIATE BOND PORTFOLIO II

The Intermediate Bond Portfolio II is managed by a team of financial professionals. Scott Amero, Curtis Arledge,
Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Intermediate Government Bond Portfolio

Investment Goal

The investment objective of the Intermediate Government Bond Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital Intermediate Government Index (the benchmark). The Fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. These include debt securities issued by eligible financial institutions and guaranteed by the FDIC under its Temporary Liquidity Guarantee Program.

Securities purchased by the Fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The Fund measures its performance against the benchmark.

The Fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives

44

as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INTERMEDIATE GOVERNMENT BOND PORTFOLIO

The Intermediate Government Bond Portfolio is managed by a team of financial professionals. Scott Amero,
Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

International Bond Portfolio

Investment Goal

The investment objective of the International Bond Portfolio is to seek to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the Fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The Fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The Fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The Fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Under normal market conditions, the Fund will invest significantly (at least 40%) in issuers (i) organized or located outside the U.S. (including non-U.S. government), (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S. (i.e., a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.). The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INTERNATIONAL BOND PORTFOLIO

The International Bond Portfolio is managed by a team of financial professionals. Andrew Gordon and Scott Thiel are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see
“Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

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Long Duration Bond Portfolio

Investment Goal

The investment objective of the Long Duration Bond Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Long Government/Credit Index (the benchmark). As of December 31, 2008, the duration of the benchmark was 11.56 years.

The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The Fund may also invest in preferred stock. The Fund measures its performance against the benchmark.

The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. The Fund may invest in securities rated in the category C and above or determined by the management team to be of comparable quality. Split rated bonds will be considered to have the higher rating.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE LONG DURATION BOND PORTFOLIO

The Long Duration Bond Portfolio is managed by a team of financial professionals. Stuart Spodek, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Low Duration Bond Portfolio

Investment Goal

The investment objective of the Low Duration Bond Portfolio is to seek to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index.

Should the Fund’s Board of Trustees determine that the investment goals of the Fund should be changed, shareholders of the Fund will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of

46

issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management teams evaluate sectors of the bond market and individual securities within these sectors. The management teams select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may also seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE LOW DURATION BOND PORTFOLIO

The Low Duration Bond Portfolio is managed by a team of financial professionals. Stuart Spodek, Curtis Arledge and Thomas F. Musmanno are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Managed Income Portfolio

Investment Goal

The investment objective of the Managed Income Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital U.S. Aggregate Index (the benchmark).

The management team evaluates sectors of the bond market and individual bonds within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, and corporate bonds.

The Fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE MANAGED INCOME PORTFOLIO

The Managed Income Portfolio is managed by a team of financial professionals. Scott Amero, Curtis Arledge,
Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

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Other Strategies

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

■	Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

■

Illiquid Securities (International Bond Portfolio) — The Fund may invest a small portion of its assets in illiquid securities that it may be unable to sell quickly, or may be able to sell only at a price below current value.

■

Investment Companies — The Funds have the ability to invest in other investment companies, such as exchange traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

■

Temporary Defensive Purposes — For temporary defensive purposes, the Fund also may restrict the markets in which it invests and may increase the portion of assets invested in issuers with larger capitalizations and in debt securities. Although the Fund will make temporary defensive investments only to the extent that Fund management believes they present less risk than the Fund’s usual investments, temporary defensive investments may limit the Fund’s ability to achieve long-term growth of capital.

■	When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds may invest in securities prior to their date of issue.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Policies” in the Statement of Additional Information also includes more information about the Funds, their investments and the related risks. There can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in a Fund:

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Deflation Risk (Inflation Protected Bond Portfolio) — Deflation risk is the possibility that prices throughout the economy decline over time—the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for a Fund.

Derivatives Risks — A Fund’s use of derivatives may reduce a Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also

48

reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Emerging Markets Risk (Inflation Protected Bond Portfolio, Intermediate Bond Portfolio II, International Bond Portfolio, Long Duration Bond Portfolio) — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Foreign Securities Risks (Enhanced Income Portfolio, Inflation Protected Bond Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, International Bond Portfolio, Long Duration Bond Portfolio, Low Duration Bond Portfolio, Managed Income Portfolio) — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of a Fund’s investments, in non U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to a Fund’s investments.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a

49

person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; a Fund could be liable for any losses incurred.

Forward Foreign Currency Exchange Contracts Risk (International Bond Portfolio) — Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow a Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Illiquid Securities Risk (International Bond Portfolio) — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Inflation Indexed Bond Risk (Inflation Protected Bond Portfolio) — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in a Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause a Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to

50

interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Junk Bond Risks (Inflation Protected Bond Portfolio, Long Duration Bond Portfolio, Low Duration Bond Portfolio) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include:

■

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.

■	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

■

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risks — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, a Fund management team will segregate liquid assets on the books of a Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio will be magnified when a Fund uses leverage.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of a Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that a Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Non-Diversification Risk (Inflation Protected Bond Portfolio) — The Fund is a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than may a diversified fund. Because the Fund may invest in a smaller number of issuers, the Fund is more exposed to developments affecting and the risks associated with individual issuers than a fund that invests more widely, which may have a greater impact on the Fund’s performance.

Mortgage-Backed and Asset-Backed Securities Risks (Enhanced Income Portfolio, GNMA Portfolio, Inflation Protected Bond Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Long Duration Bond Portfolio, Low Duration Bond Portfolio, Managed Income Portfolio) — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. The principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a

51

period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Recent Developments with Sub-prime Mortgage Market (Enhanced Income Portfolio, GNMA Portfolio, Inflation Protected Bond Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Long Duration Bond Portfolio, Low Duration Bond Portfolio, Managed Income Portfolio) — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities. Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

Risk of Concentrating in One Country (International Bond Portfolio) — Investing a significant portion of assets in one country makes a Fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make a Fund’s performance more dependent on developments in those countries.

Sovereign Debt Risk (International Bond Portfolio) — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

U.S. Government Issuer Risk (Enhanced Income Portfolio, GNMA Portfolio, Inflation Protected Bond Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Long Duration Bond Portfolio, Low Duration Bond Portfolio, Managed Income Portfolio) — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the

52

case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The Funds may also be subject to the following other risks associated with its investments and investment strategies:

Illiquid Securities Risk (International Bond Portfolio) — If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Repurchase Agreements, Purchase and Sale Contracts Risks (International Bond Portfolio) — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (one by this prospectus), allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your financial institution (such as banks and brokerage firms) (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

Class R Shares are available only to certain retirement and other similar plans. If you buy Class R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Class R Shares do not offer a conversion privilege.

Each Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”).

The Distributor currently pays the annual Class R Shares distribution fee and annual Class R Shares service fee to dealers as an ongoing concession and as a shareholder servicing fee, respectively, on a monthly basis.

The table below summarizes key features of the Class R Shares of each of the Funds.

Class R Shares
Availability	Available only to certain authorized qualified employee benefit plans.
Minimum Investment	$100 for all accounts.
Initial Sales Charge?	No. Entire purchase price is invested in shares of a Fund.
Deferred Sales Charge?	No.
Service and Distribution Fees?	0.25% Distribution Fee, 0.25% Annual Service Fee.
Redemption Fees?	Yes. Payable if you redeem within 30 days of purchase.
Conversion to Investor A Shares?	No.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than if you owned Investor A Shares. Unlike Investor B Shares, Class R Shares do not convert to Investor A Shares, so you will continue paying the ongoing distribution fees as long as you hold Class R Shares. Over the long term, this can add up to higher total fees than either Investor A Shares or Investor B Shares. There is limited availability of these shares.

How to Buy, Sell and Transfer Class R Shares

The chart on the following pages summarizes how to buy, sell and transfer Class R Shares through your financial professional or other financial intermediary. You may also buy, sell and transfer Class R Shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

The Funds may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Funds at any time for any reason. In addition, the Funds may waive certain requirements regarding the purchase, sale or transfer of shares described below.

Persons who were shareholders of an investment portfolio of this Compass Capital Group of Funds at the time the portfolio combined with the PNC® Fund may purchase and redeem Class R Shares of the same fund and for the same account which they held shares on that date through the procedures described in this section.

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How to Buy Shares

	Your Choices	Important Information For You to Know

Initial Purchase	Determine the amount of your investment	$100 for all accounts.
Have your financial intermediary submit your purchase order

The price of Class R shares is based on the next calculation of a Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“Exchange” or “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Funds may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

Add to your investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 for all accounts except that certain retirement plans may have a lower minimum for additional purchases and certain programs, may have higher minimums. (The minimums for additional purchases may be waived under certain circumstances.)
	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Funds have the right to reject any telephone request for any reason.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call BlackRock at (800) 441-7762.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Funds employ reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with a Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from such Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call BlackRock at (800) 441-7762, or contact your financial intermediary (if your account is not held directly with BlackRock).
How to Pay for Shares	Making payment for purchases	Payment for an order must be made in Federal funds or other immediately available funds by your financial professional or other financial intermediary but in no event later than 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of a Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to a Fund.

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How to Sell Shares

	Your Choices	Important Information For You to Know

Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order

You can also make redemption requests through your financial professional or financial intermediary in accordance with the procedures applicable to your accounts. These procedures may vary according to the type of account and the financial intermediary involved and customers should consult their financial intermediary in this regard. Financial intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their financial intermediaries. Financial intermediaries may place redemption orders by telephoning (800) 441-7762. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Shareholders who hold more than one class should indicate which class of shares they are redeeming.

The Funds may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming:

Redeem by Telephone: Institutions may place redemption orders by telephoning (800) 441-7762.

Each Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Each Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions will be sent via wire to the bank account of record.

Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940. Under certain circumstances, a medallion signature guarantee will be required.

Payment of Redemption Proceeds by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. Each Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of a Fund, an earlier payment could adversely affect a Fund.

Shares can be redeemed by Federal wire transfer to a single previously designated bank account. No charge for wiring redemption payments with respect to Class R Shares is imposed by a Fund, although financial intermediaries may charge their customers for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their financial intermediaries. You are responsible for any additional charges imposed by your bank for wire transfers.

A Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to such Fund at the address on the back cover of this prospectus.

* * *

If you make a redemption request before a Fund has collected payment for the purchase of shares, such Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

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How to Transfer your Account

	Your Choices	Important Information For You to Know

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Class R shares of a Fund only to another securities dealer that has an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your Class R shares to an account with a Fund; or • Sell your Class R shares, paying any applicable deferred sales charge.

The Funds’ Rights

Each Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■

Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before a Fund has collected payment for the purchase of shares,

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Short-Term Trading Policy

The Board of Directors/Trustees (the “Board”) of each Fund has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve a Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund’s portfolio securities and the determination of a Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and a Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, a Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and

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rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, the Funds’ Distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a Fund or long-term shareholders.

Redemption Fee

The International Bond Portfolio charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of the International Bond Portfolio and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of fund A are exchanged for shares of fund B 20 days after the purchase of the fund A shares, followed in 20 days by an exchange of the fund B shares for shares of fund C, will be subject to two redemption fees (one on each exchange). The International Bond Portfolio sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the International Bond Portfolio, the redemption fee will not be assessed on redemptions or exchanges by:

■

accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the International Bond Portfolio not to be detrimental to the International Bond Portfolio or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

■	accounts of shareholders who have died or become disabled;

■	shareholders redeeming or exchanging shares:

—	through the Fund’s Systematic Withdrawal Plan or Systematic Exchange Plan,

—	in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account,

—	in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

■	shareholders executing rollovers of current investments in the International Bond Portfolio through qualified employee benefit plans;

■	redemptions of shares acquired through dividend reinvestment;

■	BlackRock Funds whose trading practices are determined by the International Bond Portfolio not to be detrimental to the International Bond Portfolio or long-term shareholders; and

■	certain other accounts in the absolute discretion of the International Bond Portfolio when the redemption fee is de minimis or a shareholder can demonstrate hardship.

The International Bond Portfolio reserves the right to modify or eliminate these waivers at any time.

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The following mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Funds have adopted a plan (the “Plan”) that allows each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plan, each Fund pays a fee (“distribution fees”) to the Distributor and/or its affiliates, including The PNC Financial Services Groups, Inc. (“PNC”) and its affiliates, and to Merrill Lynch & Co., Inc. (“Merrill Lynch”) and/or Bank of America Corporation (“BAC”) and their affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch and BAC for sales support services provided in connection with the sale of Class R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC and their respective affiliates) (each a “Financial Intermediary”) for sales support services and related expenses. Each Fund pays a maximum distribution fee of 0.25% per year of the average daily net asset value of the applicable Fund attributable to Class R Shares.

Under the Plan, each Fund also pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of the Fund to Financial Intermediaries for providing support services to their customers who own Class R Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Class R Shares of a Fund. Each Fund pays a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Class R Shares of a Fund. All Class R Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Class R Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Class R Shares;

■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares.

Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the Statement of Additional Information.

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Other Payments by the Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Financial pursuant to a Plan and fees that a Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non- Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Funds’ payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

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Management of the Funds

BlackRock

BlackRock, each Fund’s manager, manages the Funds’ investments and its business operations subject to the oversight of the Funds’ Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

BlackRock serves as manager to each Fund pursuant to a management agreement. BlackRock has entered into sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of BlackRock, under which BlackRock pays BFM a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the management agreements.

For their management and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. For the fiscal year ended September 30, 2008, the aggregate management fees, net of any applicable waivers, paid by the Funds to BlackRock as a percentage of each Fund’s average daily net assets were:

Enhanced Income Portfolio	0.00%
GNMA Portfolio	0.24%
Inflation Protected Bond Portfolio	0.09%
Intermediate Bond Portfolio II	0.31%
Intermediate Government Bond Portfolio	0.45%
International Bond Portfolio	0.55%
Long Duration Bond Portfolio	0.07%
Low Duration Bond Portfolio	0.26%
Managed Income Portfolio	0.50%

Enhanced Income Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Enhanced Income Portfolio, the maximum annual management fees that can be paid to BlackRock are 0.40% of the Fund’s average daily net assets.

GNMA Portfolio Total Annual Management Fee (Before Waivers)

With respect to the GNMA Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.550%
$1 billion – $2 billion	0.500%
$2 billion – $3 billion	0.475%
Greater than $3 billion	0.450%

Inflation Protected Bond Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Inflation Protected Bond Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.400%
$1 billion – $2 billion	0.375%
$2 billion – $3 billion	0.350%
Greater than $3 billion	0.325%

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Intermediate Bond Portfolio II Total Annual Management Fee (Before Waivers)

With respect to the Intermediate Government Bond Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion — $2 billion	0.450%
$2 billion — $3 billion	0.425%
Greater than $3 billion	0.400%

Intermediate Government Bond Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Intermediate Government Bond Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion — $2 billion	0.450%
$2 billion — $3 billion	0.425%
Greater than $3 billion	0.400%

International Bond Portfolio Total Annual Management Fee (Before Waivers)

With respect to the International Bond Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.550%
$1 billion — $2 billion	0.500%
$2 billion — $3 billion	0.475%
Greater than $3 billion	0.450%

Long Duration Bond Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Long Duration Bond Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion — $2 billion	0.450%
$2 billion — $3 billion	0.425%
Greater than $3 billion	0.400%

Low Duration Bond Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Low Duration Bond Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

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Managed Income Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Managed Income Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

BlackRock has agreed contractually to cap net expenses for each Fund (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a Fund’s business, if any) of each share class of a Fund at the levels shown in that Fund’s expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) a Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as a Fund’s manager or administrator and (3) the Board has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

A discussion of the basis for the Board’s approval of the management agreement and sub-advisory agreement with respect to each of the Funds is included in the respective Fund’s annual shareholder report for the fiscal year ended September 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views.

These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Management Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s Statement of Additional Information.

Enhanced Income Portfolio

The Enhanced Income Portfolio is managed by a team of financial professionals. Curtis Arledge, Thomas F. Musmanno and Stuart Spodek are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Curtis Arledge, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008
Thomas F. Musmanno, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Director of BlackRock, Inc. since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006; Vice President of MLIM from 1996 to 2004
Stuart Spodek, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2002	Managing Director of BlackRock since 2002

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GNMA Portfolio

The GNMA Portfolio is managed by a team of financial professionals. Andrew J. Phillips and Eric Pellicciaro are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew J. Phillips, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1999	Managing Director of BlackRock since 1999
Eric Pellicciaro, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2004	Managing Director of BlackRock since 2005; Director of BlackRock from 2002 to 2005

Inflation Protected Bond Portfolio

The Inflation Protected Bond Portfolio is managed by a team of financial professionals. Stuart Spodek and Brian Weinstein are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stuart Spodek, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	Inception	Managing Director of BlackRock since 2002
Brian Weinstein, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2005	Managing Director of BlackRock since 2007; Director at BlackRock in 2007; VP at BlackRock from 2005 to 2007; Associate at BlackRock from 2002 to 2005

Intermediate Bond Portfolio II

The Intermediate Bond Portfolio II is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Amero, Vice Chairman	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1995	Vice Chairman of BlackRock since 2007; Managing Director of BlackRock since 1990
Curtis Arledge, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008
Matthew Marra, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 2006; Director of BlackRock from 2002 to 2006
Andrew J. Phillips, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 1999

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Intermediate Government Bond Portfolio

The Intermediate Government Bond Portfolio is managed by a team of financial professionals. Scott Amero, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Amero, Vice Chairman	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1995	Vice Chairman of BlackRock since 2007; Managing Director of BlackRock since 1990
Matthew Marra, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 2006; Director of BlackRock from 2002 to 2006
Andrew J. Phillips, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 1999

International Bond Portfolio

The International Bond Portfolio is managed by a team of financial professionals. Andrew Gordon and Scott Thiel are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew Gordon, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1997	Managing Director of BlackRock since 1996
Scott Thiel, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2004	Managing Director of BlackRock, Inc. since 2002

Long Duration Bond Portfolio

The Long Duration Bond Portfolio is managed by a team of financial professionals. Stuart Spodek, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stuart Spodek, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	Inception	Managing Director of BlackRock since 2002
Matthew Marra, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 2006; Director of BlackRock from 2002 to 2006
Andrew J. Phillips, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 1999

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Low Duration Bond Portfolio

The Low Duration Bond Portfolio is managed by a team of financial professionals. Stuart Spodek, Curtis Arledge and Thomas F. Musmanno are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stuart Spodek, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 2002
Curtis Arledge, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008
Thomas F. Musmanno, Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Director of BlackRock since 2006; Director of MLIM from 2004 to 2006; Vice President of MLIM from 1996 to 2004

Managed Income Portfolio

The Managed Income Portfolio is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Amero, Vice Chairman	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1999	Vice Chairman of BlackRock since 2007; Managing Director of BlackRock since 1990
Curtis Arledge, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2008; Global Head & Fixed Income Division of Wachovia Corporation from 2004 to 2008
Matthew Marra, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 2006; Director of BlackRock from 2002 to 2006
Andrew J. Phillips, Managing Director	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 1999

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect

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interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with a Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Funds’ Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by a Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

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Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

A Fund may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by a Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

“BUYING A DIVIDEND”

You may want to avoid buying shares shortly before a Fund pays a dividend although the impact on you will be significantly less than if you were invested in a Fund paying fully taxable dividends. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Funds make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a Fund are paid within ten days after the end of each month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a Fund at least annually at a date determined by the Fund’s Board of Trustees. A Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

Your distributions will be reinvested at net asset value in new shares of the same class of the Fund unless you instruct PNC GIS in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from a Fund whether you receive them in cash or additional shares.

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Distributions paid out of a Fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the Fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a Fund, you may realize a capital gain or loss.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements.

Certain states may exempt from state income taxation a portion of the income dividends paid by the Funds attributable to U.S. government or agency obligations.

This is only a summary of some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

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Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

Financial Highlights of BlackRock Enhanced Income Portfolio

Since the R Shares of the Enhanced Income Portfolio have no performance history, the financial information in the tables below shows the Fund’s financial performance for the periods indicated for Investor A Shares of the Fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 0.61% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.61% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

	Investor A
	Year Ended September 30,				Period March 19, 2004[1] to September 30, 2004
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.77	$9.84	$9.85	$9.93	$10.00
Net investment income[2]	0.34	0.42	0.35	0.28	0.06
Net realized and unrealized gain (loss)	(0.83)	(0.07)	0.00 [3]	(0.12)	(0.07)
Net increase (decrease) from investment operations	(0.49)	0.35	0.35	0.16	(0.01)
Dividends from net investment income	(0.39)	(0.42)	(0.36)	(0.24)	(0.06)
Net asset value, end of period	$8.89	$9.77	$9.84	$9.85	$9.93
Total Investment Return
Based on net asset value[4]	(5.15)%	3.65%	3.65%	1.62%	(0.12)%[5]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.60%	0.73%	0.79%	0.71%	0.71%[6]
Total expenses after waivers, reimbursement and fees paid indirectly	0.60%	0.74%	0.79%	0.74%	0.71%[6]
Total expenses	1.31%	1.24%	3.19%	1.19%	1.61%[6]
Net investment income	3.67%	4.25%	3.72%	2.77%	1.46%[6]
Supplemental Data
Net assets, end of period (000)	$1,950	$88	$52	$2	$0 [7]
Portfolio turnover	56%[8]	68%	108%	147%	208%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Net assets end of period are less than $500.
[8]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 29%.

69

Financial Highlights of BlackRock GNMA Portfolio

Since the R Shares of the GNMA Portfolio have no performance history, the financial information in the tables below shows the Fund’s financial performance for the periods indicated for Investor A Shares of the Fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 0.91% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.77% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.49	$9.58	$9.74	$9.92	$10.06
Net investment income[1]	0.53	0.43	0.41	0.41	0.43
Net realized and unrealized gain (loss)	0.21	(0.04)	(0.08)	(0.21)	(0.09)
Net increase from investment operations	0.74	0.39	0.33	0.20	0.34
Dividends and distributions from:
Net investment income	(0.45)	(0.48)	(0.49)	(0.38)	(0.48)
Net realized gain	—	—	—	—	—
Total dividends and distributions	(0.45)	(0.48)	(0.49)	(0.38)	(0.48)
Net asset value, end of year	$9.78	$9.49	$9.58	$9.74	$9.92
Total Investment Return
Based on net asset value[2]	7.91%	4.13%	3.47%	2.01%	3.50%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.81%	0.85%	0.87%	0.86%	0.99%
Total expenses after waivers, reimbursement and fees paid indirectly	0.89%	0.89%	0.87%	0.86%	1.05%
Total expenses	1.21%	1.18%	1.27%	1.32%	1.46%
Net investment income	4.20%	4.54%	4.26%	4.13%	4.34%
Supplemental Data
Net assets, end of year (000)	$61,896	$14,677	$14,122	$15,288	$18,080
Portfolio turnover	2,637%[3]	553%	320%	521%	228%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effects of sales charges.
[3]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 868%.

70

Financial Highlights of BlackRock Inflation Protected Bond Portfolio

Since the R Shares of the Inflation Protected Bond Portfolio have no performance history, the financial information in the tables below shows the Fund’s financial performance for the periods indicated for Investor A Shares of the Fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 0.67% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

	Investor A
	Year Ended September 30,				Period June 28, 2004[1] to September 30, 2004
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$9.95	$10.47	$10.50	$10.00
Net investment income[2]	0.84	0.41	0.50	0.42	0.01
Net realized and unrealized gain (loss)	(0.18)	0.06	(0.26)	0.13	0.51
Net increase from investment operations	0.66	0.47	0.24	0.55	0.52
Dividends and distributions from:
Net investment income	(0.65)	(0.39)	(0.63)	(0.48)	(0.02)
Net realized gain	(0.04)	(0.03)	(0.13)	(0.10)	—
Total dividends and distributions	(0.69)	(0.42)	(0.76)	(0.58)	(0.02)
Net asset value, end of period	$9.97	$10.00	$9.95	$10.47	$10.50
Total Investment Return
Based on net asset value[3]	6.52%	4.84%	2.43%	5.42%	5.21%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.63%	0.66%	0.71%	0.69%	0.71%[5]
Total expenses after waivers, reimbursement and fees paid indirectly	0.66%	0.66%	0.71%	0.69%	0.71%[5]
Total expenses	0.99%	1.08%	1.34%	1.39%	3.08%[5]
Net investment income	7.89%	4.14%	5.00%	4.06%	3.88%[5]
Supplemental Data
Net assets, end of period (000)	$209,192	$16,139	$4,079	$3,994	$93
Portfolio turnover	249%[6]	219%	235%	419%	96%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 144%.

71

Financial Highlights of BlackRock Intermediate Bond Portfolio II

Since the R Shares of the Intermediate Bond Portfolio II have no performance history, the financial information in the tables below shows the Fund’s financial performance for the periods indicated for Investor A Shares of the Fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.06% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.75% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.28	$9.24	$9.32	$9.57	$9.88
Net investment income[1]	0.41	0.39	0.35	0.32	0.31
Net realized and unrealized gain (loss)	(0.54)	0.06	(0.07)	(0.20)	(0.09)
Net increase (decrease) from investment operations	(0.13)	0.45	0.28	0.12	0.22
Dividends and distributions from:
Net investment income	(0.41)	(0.41)	(0.36)	(0.29)	(0.31)
Net realized gain	(0.01)	—	—	(0.08)	(0.22)
Total dividends and distributions	(0.42)	(0.41)	(0.36)	(0.37)	(0.53)
Redemption fees added to paid-in capital	—	—	0.00 [2]	—	—
Net asset value, end of year	$8.73	$9.28	$9.24	$9.32	$9.57
Total Investment Return
Based on net asset value[3]	(1.60)%	4.95%	3.09%[4]	1.20%	2.33%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.88%	0.80%	0.89%	0.86%	0.93%
Total expenses after waivers, reimbursement and fees paid indirectly	1.06%	0.82%	0.89%	0.86%	0.93%
Total expenses	1.27%	1.00%	1.18%	1.18%	1.29%
Net investment income	4.37%	4.26%	3.76%	3.34%	3.20%
Supplemental Data
Net assets, end of year (000)	$47,131	$29,328	$27,545	$31,272	$33,977
Portfolio turnover	316%[5]	101%	113%	194%	216%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 130%.

72

Financial Highlights of BlackRock Intermediate Government Bond Portfolio

Since the R Shares of the Intermediate Government Bond Portfolio have no performance history, the financial information in the tables below shows the Fund’s financial performance for the periods indicated for Investor A Shares of the Fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.20% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.76% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.25	$10.17	$10.23	$10.47	$10.65
Net investment income[1]	0.39	0.40	0.38	0.35	0.33
Net realized and unrealized gain (loss)	0.12	0.09	(0.09)	(0.24)	(0.17)
Net increase from investment operations	0.51	0.49	0.29	0.11	0.16
Dividends and distributions from:
Net investment income	(0.41)	(0.41)	(0.35)	(0.23)	(0.34)
Tax return of capital	—	—	—	(0.07)	—
Net realized gain	—	—	—	(0.05)	—
Total dividends and distributions	(0.41)	(0.41)	(0.35)	(0.35)	(0.34)
Net asset value, end of year	$10.35	$10.25	$10.17	$10.23	$10.47
Total Investment Return
Based on net asset value[2]	5.00%	4.88%	2.96%	1.07%	1.54%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.01%	1.04%	1.00%	0.99%	1.05%
Total expenses after waivers, reimbursement and fees paid indirectly	1.19%	1.07%	1.00%	0.99%	1.05%
Total expenses	1.25%	1.11%	1.19%	1.25%	1.33%
Net investment income	3.72%	3.95%	3.74%	3.43%	3.17%
Supplemental Data
Net assets, end of year (000)	$244,461	$246,273	$285,303	$345,132	$43,500
Portfolio turnover	459%[3]	57%	92%	194%	200%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effects of sales charges.
[3]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 174%.

73

Financial Highlights of BlackRock International Bond Portfolio

Since the R Shares of the International Bond Portfolio have no performance history, the financial information in the tables below shows the Fund’s financial performance for the periods indicated for Investor A Shares of the Fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.18% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.64% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$11.57	$10.98	$11.14	$11.42	$11.07
Net investment income[1]	0.35	0.31	0.29	0.25	0.23
Net realized and unrealized gain (loss)	(0.36)	0.57	(0.19)	0.03	0.52
Net increase (decrease) from investment operations	(0.01)	0.88	0.10	0.28	0.75
Dividends and distributions from:
Net investment income	(0.35)	(0.29)	(0.26)	(0.55)	(0.40)
Tax return of capital	—	—	—	—	—
Net realized gain	—	—	—	(0.01)	—
Total dividends and distributions	(0.35)	(0.29)	(0.26)	(0.56)	(0.40)
Redemption fees added to paid-in capital[2]	—	—	—	—	—
Net asset value, end of year	$11.21	$11.57	$10.98	$11.14	$11.42
Total Investment Return
Based on net asset value[3,4]	(0.29)%	8.13%[5]	0.93%	2.21%	6.84%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.17%	1.16%	1.18%	1.18%	1.31%
Total expenses after waivers, reimbursement and fees paid indirectly	1.17%	1.16%	1.18%	1.18%	1.31%
Total expenses	1.19%	1.22%	1.39%	1.29%	1.43%
Net investment income	2.90%	2.79%	2.64%	2.17%	2.06%
Supplemental Data
Net assets, end of year (000)	$138,912	$110,810	$141,130	$182,321	$123,145
Portfolio turnover	151%[6]	77%	148%	164%	240%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	The total return was not impacted by the reimbursement of losses made by the investment manager.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

74

Financial Highlights of BlackRock Long Duration Bond Portfolio

Since the R Shares of the Long Duration Bond Portfolio have no performance history, the financial information in the tables below shows the Fund’s financial performance for the periods indicated for Investor A Shares of the Fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 0.83% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.56% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

Investor A
Period October 19, 2007[1] to September 30, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.44
Net realized and unrealized loss	(0.98)
Net decrease from investment operations	(0.54)
Dividends from net investment income	(0.44)
Net asset value, end of period	$9.02
Total Investment Return
Based on net asset value[3]	(5.70)%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense[5]	0.73%
Total expenses after waivers, reimbursement and fees paid indirectly[5]	0.81%
Total expenses[5]	1.26%
Net investment income[5]	4.59%
Supplemental Data
Net assets, end of period (000)	$391
Portfolio turnover	652%[6]
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Annualized.
[6]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 287%.

75

Financial Highlights of BlackRock Low Duration Bond Portfolio

Since the R Shares of the Low Duration Bond Portfolio have no performance history, the financial information in the tables below shows the Fund’s financial performance for the periods indicated for Investor A Shares of the Fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 0.84% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.58% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.96	$9.87	$9.93	$10.10	$10.24
Net investment income[1]	0.43	0.41	0.35	0.28	0.18
Net realized and unrealized gain (loss)	(0.63)	0.09	(0.04)	(0.17)	(0.12)
Net increase (decrease) from investment operations	(0.20)	0.50	0.31	0.11	0.06
Dividends and distributions from:
Net investment income	(0.42)	(0.41)	(0.37)	(0.28)	(0.16)
Net realized gain	—	—	—	—	(0.04)
Total dividends and distributions	(0.42)	(0.41)	(0.37)	(0.28)	(0.20)
Redemption fees added to paid-in capital	—	—	—	0.00 [2]	—
Net asset value, end of year	$9.34	$9.96	$9.87	$9.93	$10.10
Total Investment Return
Based on net asset value[3]	(2.08)%	5.15%	3.18%	1.07%[4]	0.69%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.81%	0.78%	0.81%	0.81%	0.88%
Total expenses after waivers, reimbursement and fees paid indirectly	0.83%	0.78%	0.82%	0.81%	0.88%
Total expenses	1.10%	1.06%	1.19%	1.15%	1.27%
Net investment income	4.38%	4.14%	3.58%	2.81%	1.74%
Supplemental Data
Net assets, end of year (000)	$78,813	$72,651	$72,077	$75,652	$87,317
Portfolio turnover	149%[5]	148%	72%	127%	216%
[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

76

Financial Highlights of BlackRock Managed Income Portfolio

Since the R Shares of the Managed Income Portfolio have no performance history, the financial information in the tables below shows the Fund’s financial performance for the periods indicated for Investor A Shares of the Fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.45% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.99% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.99	$10.00	$10.21	$10.41	$10.80
Net investment income[1]	0.46	0.41	0.41	0.42	0.42
Net realized and unrealized loss	(0.82)	(0.02)	(0.12)	(0.17)	(0.10)
Net increase (decrease) from investment operations	(0.36)	0.39	0.29	0.25	0.32
Dividends and distributions from:
Net investment income	(0.44)	(0.40)	(0.45)	(0.41)	(0.43)
Net realized gain	—	—	(0.05)	(0.04)	(0.28)
Total dividends and distributions	(0.44)	(0.40)	(0.50)	(0.45)	(0.71)
Net asset value, end of year	$9.19	$9.99	$10.00	$10.21	$10.41
Total Investment Return
Based on net asset value[2]	(3.86)%	4.03%	2.86%	2.45%	3.13%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.01%	1.00%	1.01%	1.05%	1.10%
Total expenses after waivers, reimbursement and fees paid indirectly	1.45%	1.03%	1.01%	1.05%	1.10%
Total expenses	1.45%	1.03%	1.13%	1.18%	1.30%
Net investment income	4.60%	4.12%	4.07%	4.06%	4.06%
Supplemental Data
Net assets, end of year (000)	$18,309	$21,155	$23,921	$29,462	$35,462
Portfolio turnover	906%[3]	256%	184%	252%	284%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effects of sales charges.
[3]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 241%.

77

General Information

Shareholder Documents

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Shareholders Who Hold Accounts Directly With BlackRock:

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Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

78

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

79

Glossary

Glossary of Investment Terms

Asset-Backed Securities — Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Barclays Capital Global Real: U.S. TIPS Index — An unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.

Barclays Capital GNMA MBS Index — An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Barclays Capital Intermediate Government Index — An unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with minimum outstanding principal of $1 million and minimum maturity of one year and maximum maturity of ten years are included.

Barclays Capital Intermediate Government/Credit Index — An unmanaged index comprised of U.S. Government securities from the more comprehensive Barclays Capital U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Barclays Capital Long Government/Credit Index — An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Barclays Capital U.S. Aggregate Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

Barclays Capital U.S. Aggregate Index — An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Bonds — Debt obligations such U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup 1-Year Treasury Index — An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing U.S. Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

Citigroup Non-U.S. World Government Bond Index — An unmanaged index that tracks performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Collateralized Mortgage Obligations (CMO) — Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS) — Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper — Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Credit Default Swaps — In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — A dollar roll transaction involves a sale by a Fund of a mortgage-backed or other security concurrently with an agreement by a Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

GNMA Securities — Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

High Yield Bonds — Sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth highest rating category of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

80

Investment Grade — Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Merrill Lynch 1-3 Year Treasury Index — An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Mortgage-Backed Securities — asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which a Fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund (paid directly by a shareholder).

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Dollar-Weighted Average Maturity — the average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Duration — a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Maturity — The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Total Return — a way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

81

For More Information

Fund and Service Providers

THE FUNDS

BlackRock Funds II

Enhanced Income Portfolio

GNMA Portfolio

Inflation Protected Bond Portfolio

Intermediate Bond Portfolio II

Intermediate Government Bond Portfolio

International Bond Portfolio

Long Duration Bond Portfolio

Low Duration Bond Portfolio

Managed Income Portfolio

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Financial Management, Inc.

40 East 52nd Street

New York, New York 10022

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.

Bellevue Corporate Center

301 Bellevue Parkway

Wilmington, DE 19809

DISTRIBUTOR

BlackRock Investments, Inc.

40 East 52nd Street

New York, New York 10022

CUSTODIANS

PFPC Trust Company

8800 Tinicum Boulevard

Philadelphia, PA 19153

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 28, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800)-441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800)-441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800)-441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II or BlackRock Municipal Bond Fund, Inc. c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:

INVESTMENT COMPANY ACT FILE NO. 811-22061

Code #PRO-10051-1008

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Funds II

BlackRock Strategic Portfolio I

Prospectus

January 28, 2009

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-441-7762 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

Fund Overview	Key facts and details about the Fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock Strategic Portfolio I	4
	Risk/Return Information	6
	Expenses and Fees	7

Details About the Fund	How the Fund Invests	8
	Investment Risks	9

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	Purchase of Shares and Redemption of Shares	12
	Fund’s Rights	13
	Short-Term Trading Policy	13
	Redemption Fee	14
	Distribution and Service Payments	14

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	16
	Portfolio Manager Information	16
	Conflicts of Interest	17
	Valuation of Fund Investments	17
	Dividends, Distributions and Taxes	18

Financial Highlights	Financial Performance of the Fund	20

General Information	Shareholder Documents	21
	Certain Fund Policies	21
	Statement of Additional Information	22

Glossary	Glossary of Investment Terms	23

For More Information	Fund and Service Providers	Inside Back Cover

Additional Information	Back Cover

Fund Overview

Key Facts About the BlackRock Strategic Portfolio I

This prospectus provides information about the BlackRock Strategic Portfolio I (the “Fund”) of BlackRock Funds II (the “Trust”).

The Fund’s manager is BlackRock Financial Management, Inc. (“BlackRock” or the “Manager”). BlackRock Advisors, LLC (the “BlackRock Administrator”) and PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”), formerly known as PFPC Inc. (together, the “Administrators”), serve as the Fund’s co-administrators.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

BlackRock Strategic Portfolio I

What is the Fund’s investment goal?

The investment goal of the Fund is to seek to maximize total return through the investment in a portfolio of investment grade fixed income securities of non-U.S. and U.S. issuers denominated in non-U.S. currencies, baskets of non-U.S. currencies and the U.S. dollar.

What is the Fund’s main investment strategy?

In pursuit of this goal, the management team expects to invest primarily in non-dollar denominated bonds of issuers located outside of the United States. The Fund normally invests at least 65% of its total assets in such bonds. The Fund intends to primarily invest in developed countries, although it has the ability to invest up to 20% of its total assets in bonds of issuers in emerging market countries, subject to the same credit quality restrictions of other investments. The Fund may also invest in non-U.S. currencies. The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Fund will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum. The management team will normally attempt to structure the Fund’s duration with a target of 0-8 years in the Fund.

Subject to the limitation stated above regarding investments in emerging market countries, the Fund may invest 25% or more of its total assets in the securities of issuers located in a single country. Investments of 25% or more of the Fund’s total assets in a particular country will make the Fund’s performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

The management team may, when consistent with the Fund’s investment goals, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for enhancing returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

What are the main risks of investing in the Fund?

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

4

■

Non-diversified Status Risk — The Fund is classified as a non-diversified portfolio under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment returns of a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio.

■	Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■	Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Who should invest?

The Fund is non-diversified and is available solely to wrap-fee clients or other managed accounts from whom BlackRock has a fixed income mandate.

The Fund may be an appropriate investment for you if you:

■	Are looking to invest in non-dollar denominated bonds of issuers located outside of the United States

■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in non-U.S. bonds

■	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of non-U.S. bonds in general

5

Risk/Return Information

The chart and table below give you a picture of the long-term performance of the Fund. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Citigroup Non-U.S. World Government Bond Index (hedged), a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock Advisers, LLC and its affiliates had not waived or reimbursed certain fund expenses during these periods, the Fund’s returns would have been lower.

ANNUAL TOTAL RETURNS

BlackRock Strategic Portfolio I

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 9.03% (quarter ended March 31, 2008) and the lowest return for a quarter was –7.34% (quarter ended June 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years
BlackRock Strategic Portfolio I
Return Before Taxes[1]	8.75%	4.87%	6.55%
Return After Taxes on Distributions[1]	4.62%	3.02%	4.05%
Return After Taxes on Distributions and Sale of Shares[1]	5.65%	3.09%	4.08%
Citigroup Non-U.S. World Government Bond Index (hedged) (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	8.01%	5.36%	5.39%
[1]	Includes all applicable sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

6

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee	0.20%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.27%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses[1]	0.50%
Fee Waivers and Expense Reimbursements[1]	(0.21%)
Net Annual Fund Operating Expenses[1]	0.29%
[1]

BlackRock has contractually agreed to waive or reimburse all Management Fees and to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.26% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. In addition, BlackRock has voluntarily agreed to waive or reimburse certain administration fees payable by the Fund to BlackRock. Including voluntary waivers, the Net Annual Fund Operating Expenses were 0.21% (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses). These voluntary waivers may be terminated at any time. To the extent that expenses of the Fund unrelated to administration fees payable to BlackRock increase, Total Annual Fund Operating Expenses could exceed 0.21% (but will not exceed 0.26% until February 1, 2010) (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses).

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Strategic Portfolio I	$30	$139	$259	$608

7

Details About the Fund

How the Fund Invests

Investment Goal

The investment goal of the Fund is to seek to maximize total return through the investment in a portfolio of investment grade fixed income securities of non-U.S. and U.S. issuers denominated in non-U.S. currencies, baskets of non-U.S. currencies and the U.S. dollar. The investment goal may be changed by the Fund’s Board of Trustees without shareholder approval. Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Investment Process:

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the Fund when the management team determines that they have the potential for above-average total return. When determining what securities to purchase and sell, the management team considers the relative risk versus the potential reward of owning a security. Other factors reviewed when evaluating a security for purchase or sale, among other things, are the credit, interest rate and prepayment risk, as well as general market conditions. The management team also considers how the purchase or sale will affect the Fund’s duration relative to the benchmark index and what the relative value of a fixed income sector or sub-sector is compared to another fixed income sector or sub-sector. In addition, the management team conducts credit analysis and review of each security purchased or sold.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Primary Investment Strategies

In pursuit of this goal, the management team expects to invest primarily in non-dollar denominated bonds of issuers located outside of the United States. The Fund normally invests at least 65% of its total assets in such bonds. The Fund intends to invest primarily in obligations of issuers based in developed countries. The Fund may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries, subject to the same credit quality restrictions as other investments. The Fund may also invest in non-U.S. currencies. The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Fund will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum. The management team will normally attempt to structure the Fund’s duration with a target of 0-8 years in the Fund.

Subject to the limitation stated above regarding investments in emerging market countries, the Fund may invest 25% or more of its total assets in the securities of issuers located in a single country. Investments of 25% or more of the Fund’s total assets in a particular country will make the Fund’s performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

The management team may, when consistent with the Fund’s investment goals, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for enhancing returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund is classified as non-diversified under the 1940 Act.

8

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

■

Temporary Defensive Strategies — The Fund may, from time to time take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in response to adverse market, economic, political, or other conditions. This may result in the inability of the Fund to meet its investment goal.

■

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the Fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar.

■

When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

■	Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

■

Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange- traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The BlackRock Strategic Portfolio I is managed by a team of financial professionals. Andrew Gordon, Scott Thiel and Stuart Spodek are the portfolio managers and are primarily responsible for the day-to-day management of the
Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. “Investment Policies” in the Statement of Additional Information also includes more information about the Fund, its investments and the related risks. There can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Non-diversified Status Risk — The Fund is classified as a non-diversified portfolio under the 1940 Act. Investment returns of a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day,

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it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time

10

period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Forward Foreign Currency Exchange Contracts Risk — Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

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Account Information

Shares of the Fund are offered to the separate account clients of BlackRock.

The Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of the Fund.

Availability	Shares are offered without a sales charge to certain BlackRock separately managed account clients.
Minimum Investment	There is no minimum initial investment requirement
Initial Sales Charge?	No. Entire purchase price is invested in shares of a Fund.
Deferred Sales Charge?	No.
Service and Distribution Fees?	No.
Redemption Fees?	No.

Purchase of Shares. Shares of the Fund are offered to the separate account clients of the Manager.

Shares are sold at their net asset value per share next computed after an order is received by PNC GIS. Orders received by 4:00 p.m. (Eastern Time) on a Business Day are priced the same day. A “Business Day” is any weekday that the New York Stock Exchange (the “NYSE”) is open for business.

Purchase orders may be placed by telephoning (800) 441-7762. Orders received by PNC GIS after 4:00 p.m. (Eastern Time) are priced on the following Business Day.

There is no minimum initial or subsequent investment requirement. Payment for shares must normally be made in Federal funds or other funds immediately available to the Fund’s custodian by 4:00 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment is not received by this time, you will be responsible for any loss to the Fund.

The Fund may in its discretion reject any order for shares.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires the Fund to obtain, verify and record a person’s name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. The Fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Fund, its transfer agent or its financial intermediaries to attempt to verify the person’s identity. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

Redemption of Shares. Redemption orders for shares may be placed by telephoning (800) 441-7762. Shares are redeemed at their net asset value per share next determined after receipt of the redemption order. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the next Business Day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Manager, an earlier payment could adversely affect the Fund. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, II, c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may also suspend the right of redemption or postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions. They may redeem shares involuntarily or make payment for redemption in securities (some of which may not be liquid) or other property when determined appropriate

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in light of the Fund’s responsibilities under the 1940 Act. The Fund reserves the express right to redeem shares of the Fund involuntarily at any time if the Trust’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund (for example, if the Fund is consistently losing money). Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

The Fund’s Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;

■

Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Short-Term Trading Policy

The Board of Trustees (the “Board”) of the Trust has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its returns to shareholders. For example, large flows of cash into and out of the Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.

The Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Fund that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Fund discourages market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and

13

eliminate market timers from the Fund. The Distributor has entered into agreements with respect to Financial Professionals, and other financial intermediaries that maintain omnibus with the Fund pursuant to which such Financial Professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of Shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See “Redemption Fee” below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or long-term shareholders.

Redemption Fee

The Fund does not charge a redemption fee. However, certain mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) listed below (the “Applicable Funds”) charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

The following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Index Fund
BlackRock Aurora Portfolio	BlackRock International Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Value Fund
BlackRock EuroFund	BlackRock Latin America Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Pacific Fund, Inc.
BlackRock Global Dynamic Equity Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Global SmallCap Fund, Inc.	BlackRock Small Cap Value Equity Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock International Diversification Fund	BlackRock U.S. Opportunities Portfolio
BlackRock International Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Index Fund	MFS Research International FDP Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Fund has adopted a plan (the “Plan”) that allows the Fund to pay distribution fees for the sale of certain classes of shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders. Currently, the Fund makes no such payments.

Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Financial Intermediary pursuant to a Plan and fees that the Fund pays to its Transfer Agent, BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These

14

non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Financial Intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

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Management of the Fund

BlackRock

BlackRock, the Fund’s manager, manages the Fund’s investments and its business operations subject to the oversight of the Fund’s Board. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008. BlackRock currently serves as investment adviser to institutional and individual investors in the United States and overseas through several funds and separately managed accounts.

The Trust, on behalf of the Fund, has entered into a management agreement (the “Management Agreement”) with BlackRock under which BlackRock receives for its services to the Fund a fee at the annual rate of 0.20% of the Fund’s average daily net assets. There were no management fees paid by the Fund to BlackRock for the fiscal year ended September 30, 2008. BlackRock has contractually agreed to waive all of its management fee from the Fund until February 1, 2010.

A discussion of the basis for the Board of Trustees’ approval of the Management Agreement with BlackRock is included in the Fund’s annual shareholder report for the fiscal period ended September 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

The BlackRock Administrator and PNC GIS serve as the Fund’s co-administrators. The BlackRock Administrator is an indirect, wholly owned subsidiary of BlackRock, Inc. and PNC GIS is an indirect wholly-owned, subsidiary of The PNC Financial Services Group, Inc. (“PNC”).

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI. The Fund is managed by a team of financial professionals. Andrew Gordon, Scott Thiel and Stuart Spodek are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew Gordon	Responsible for the day-to-day management of the Fund including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 1996.
Scott Thiel	Responsible for the day-to-day management of the Fund including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock since 2002.
Stuart Spodek	Responsible for the day-to-day management of the Fund including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock since 2002.

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Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch & Co., Inc., and its affiliates, including Bank of America Corporation (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Fund. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Trust’s Board of Directors, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the NYSE (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Fund’s assets are valued primarily on the basis of market quotations. The Fund values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. Certain short-term debt securities are valued on the basis of

17

amortized cost. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Dividends of net investment income derived by a fund are paid within 10 days after the end of month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct BlackRock in writing to pay them in cash. There are no sales charges on these reinvestments.

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

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If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Fund, including the extent of any state or local taxes. In addition, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Fund. Shareholders who are non-resident alien individuals, non-U.S. trusts or estates, non-U.S. corporations or non-U.S. partnerships may be subject to different U.S. Federal income tax treatment.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$8.55	$8.66	$8.78	$8.75	$8.85
Net investment income[1]	0.30	0.28	0.30	0.36	0.33
Net realized and unrealized gain (loss)	0.32	(0.01)	(0.09)	0.03	(0.10)
Net increase from investment operations	0.62	0.27	0.21	0.39	0.23
Dividends and distributions to shareholders from:
Net investment income	(0.29)	(0.38)	(0.30)	(0.36)	(0.16)
Net realized gain	—	—	(0.03)	—	—
Tax return of capital	—	—	—	—	(0.17)
Total dividends and distributions	(0.29)	(0.38)	(0.33)	(0.36)	(0.33)
Net asset value, end of year	$8.88	$8.55	$8.66	$8.78	$8.75
Total Investment Return
Based on net asset value	7.30%	3.26%	2.49%	4.47%	2.69%
Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.21%	0.14%	0.18%	0.20%	0.23%
Total expenses after waivers, reimbursement and fees paid indirectly	0.21%	0.14%	0.18%	0.22%	0.42%
Total expenses	0.47%	0.40%	0.47%	0.58%	0.71%
Net investment income	3.32%	3.30%	3.50%	4.03%	3.80%
Supplemental Data
Net assets, end of year (000)	$52,193	$57,098	$82,029	$71,286	$67,310
Portfolio turnover	58%	40%	156%	223%	203%
[1]	Based on average shares outstanding.

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General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Log into your account

Delivery of Shareholder Documents

The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 537-4942.

Certain Fund Policies

Anti-Money Laundering Requirements

The Fund is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Professionals; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

21

Statement of Additional Information

If you would like further information about the Fund, including how the Fund invests, please see the Statement of Additional Information.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

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Glossary

Glossary of Investment Terms

Bonds — Debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Dollar Rolls — A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration — A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Future — A future is an agreement to buy or sell instruments of these types at a specific price on a specific date.

Investment Grade — Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity — The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Option — An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date.

Split Rated Bond — A bond that receives different ratings from two or more rating agencies.

Swap — A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time.

Total Return — A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to BlackRock for managing the Fund.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund (paid directly by a shareholder).

Glossary of Other Terms

Citigroup Non-U.S. World Government Bond Index (hedged) — An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is hedged.

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

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For More Information

Fund and Service Providers

THE FUND

BlackRock Funds II

    BlackRock Strategic Portfolio I

100 Bellevue Parkway

Wilmington, Delaware

(800) 441-7762

MANAGER

BlackRock Financial Management, Inc.

40 East 52nd Street

New York, New York 10022

ADMINISTRATORS

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, Pennsylvania 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.

Bellevue Corporate Center

301 Bellevue Parkway

Wilmington, Delaware 19809

DISTRIBUTOR

BlackRock Investments, Inc.

40 East 52nd Street

New York, New York 10022

CUSTODIAN

PFPC Trust Company

8800 Tinicum Boulevard

Philadelphia, Pennsylvania 19153

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments. The annual report describes the Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 28, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 537-4942.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800) 537-4942.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc. PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II

c/o PNC Global Investment Servicing (U.S.) Inc. 101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-STR-0109

BLACKROCK FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Low Duration Bond Portfolio, Intermediate Government Bond Portfolio, Government Income Portfolio, GNMA Portfolio, Managed Income Portfolio, International Bond Portfolio, High Yield Bond Portfolio, Inflation Protected Bond Portfolio, Enhanced Income Portfolio, Long Duration Bond Portfolio, Total Return Portfolio II and Intermediate Bond Portfolio II (collectively, the “Portfolios” or the “Bond Portfolios”) of BlackRock Funds II (the “Fund”).

The investment adviser for each Portfolio is BlackRock Advisors, LLC (“BlackRock” or the “Investment Adviser”).

The Portfolios were formerly part of BlackRock Funds, a Massachusetts business trust (the “Former Trust”). On June 8, 2007, the Portfolios became portfolios of the Fund, a separate Massachusetts business trust. Each Portfolio’s investment goal and strategies, risks, historical performance, shareholder fees and expenses, management, financial statements and shareholder services are identical to those that existed when the Portfolio was part of the Former Trust, and references to the Fund or a Portfolio relating to periods prior to June 8, 2007 refer to the Former Trust or the Portfolio as part of the Former Trust, respectively.

This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund dated January 28, 2009, as amended or supplemented from time to time (the “Prospectuses”). Terms used but not defined herein have the meanings given to them in the Prospectuses. Certain information contained in the Fund’s annual and semi-annual reports to shareholders is incorporated by reference herein. Prospectuses and current shareholder reports of the Fund may be obtained at no charge by calling toll-free (800) 441-7762.

This Statement of Additional Information is dated January 28, 2009.

INVESTMENT POLICIES

The following supplements information contained in the Prospectuses concerning the Portfolios’ investment policies. To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectuses, such strategy is not a principal strategy of the Portfolios. Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

The Portfolios that are subject to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), will not change their investment policies required by that Rule without giving shareholders 60 days prior written notice.

Additional Information on Investment Strategies

Bond Portfolios. Each Bond Portfolio will normally invest at least 80% of the value of its total assets in debt securities.

Inflation Protected Bond Portfolio. The Inflation Protected Bond Portfolio will, and other Bond Portfolios may, invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Inflation Protected Bond Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Enhanced Income Portfolio.

The Enhanced Income Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. In particular, the Portfolio may invest in:

(a)	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks);

(b)	high quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch Investors Service, Inc. (“Fitch”), as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)	unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Portfolio’s sub-adviser;

(d)	asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)	securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)	dollar-denominated securities issued or guaranteed by non-U.S. governments or their political subdivisions, agencies or authorities;

(g)	funding agreements issued by highly-rated U.S. insurance companies;

(h)	securities issued or guaranteed by state or local governmental bodies;

(i)	repurchase agreements relating to the above instruments; and

(j)	municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

Reverse Repurchase Agreements and Other Borrowings. Each Bond Portfolio is authorized to borrow money. Certain Portfolios may borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Portfolio. Such leveraging increases the

Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay on the borrowings, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Portfolio will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the adviser in its best judgment nevertheless may determine to maintain the Portfolio’s leveraged position if it expects that the benefits to the Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return. Borrowings may be made by each Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such Agreements are considered to be borrowings under the 1940 Act. Certain Portfolios may use the proceeds of reverse repurchase agreements to purchase additional securities that meet the Portfolios’ investment guidelines. The Bond Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines. A Portfolio’s reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3 % of the value of its total assets. In addition, each Bond Portfolio may borrow up to an additional 5% of its total assets for temporary purposes.

Certain types of borrowings by a Portfolio may result in the Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BlackRock from managing a Portfolio in accordance with the Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

In accordance with applicable law, each Portfolio may at times borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

To take advantage of attractive opportunities in the mortgage market and to enhance current income, each Bond Portfolio may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time a Portfolio enters into a dollar roll transaction, the adviser or sub-adviser will designate assets on its books and records in an amount equal to the amount of the Portfolio’s commitments and will subsequently monitor the account to ensure that its value is maintained. A Portfolio’s dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Tender Option Bonds. The Bond Portfolios may invest in residual interest municipal tender option bonds, which are derivative interests in Municipal Obligations. The residual interest municipal tender option bonds in which the Portfolios will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Portfolios, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate Municipal Obligations with comparable credit quality, coupon, call provisions and maturity. The Portfolios may invest in residual interests for the purpose of using economic leverage.

Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding Municipal Obligations purchased from a Portfolio or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which a Portfolio would purchase. The short-term floating rate interests have first priority on the cash flow from the Municipal Obligations. A Portfolio is paid the residual cash flow from the special purpose trust. If the Portfolio is the initial seller of the Municipal Obligations to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Portfolio to purchase additional Municipal Obligations or other permitted investments. If a Portfolio ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the Municipal Obligations owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Municipal Obligations held in the special purpose trust are passed through to the Portfolio, as the holder of the residual interests.

A Portfolio may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the Municipal Obligations owned by the tender option bond trust.

The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the tender option bond trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the Municipal Obligations) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the Municipal Obligations owned by the tender option bond trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the Municipal Obligations owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the Municipal Obligations.

If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Municipal Obligations owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with a Portfolio that will require the Portfolio to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Portfolio had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Portfolio is required to repurchase the Municipal Obligations it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests—most likely due to an adverse change in interest rates) but not others (such as a default of the Municipal Obligations). In order to cover any potential obligation of the Portfolio to the liquidity provider pursuant to this agreement, the Portfolio may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related tender option bond trust exceeds the market value of the Municipal Obligations owned by the tender option bond trust.

A Portfolio may also invest in the short-term floating rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating or variable rate on typically a weekly basis. These securities grant the Portfolios the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes.

Investments in residual interest and floating rate interest tender option bonds may be considered derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

Variable and Floating Rate Instruments. The Bond Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”). Tender option bonds (including residual interests thereon) are excluded from this 10% limitation. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or index to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. To seek to limit the volatility of these securities, a Portfolio may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. BlackRock believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Portfolio that allow the Portfolio to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Portfolio may be required to pay substantial additional margin to maintain the position.

With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

Indexed Securities. A Portfolio may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Portfolio may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Portfolio invests in these types of securities, the Portfolio’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Portfolio will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

Bank Loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Each Bond Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a non-U.S. sovereign entity and one or more financial institutions (“Lenders”). A Portfolio may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Portfolio considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Portfolio’s sub-adviser to be creditworthy. When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Portfolios may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Portfolio would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when-issued securities, see “When-Issued Purchases and Forward Commitments” below.

A Portfolio may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Portfolios’ adviser or sub-adviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio’s assets invested in illiquid assets would increase.

Equity Securities. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts.

From time to time certain of the Portfolios may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce, and have in fact produced, substantial gains for certain Portfolios. There is no assurance that any Portfolio will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Portfolio increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The Portfolios may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Portfolio’s investment than if the Portfolio held the securities of larger, more established companies.

Preferred Stock. Certain of the Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Trust Preferred Securities. Certain of the Portfolios may invest in trust preferred securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have some of the key characteristics of equity and became popular because they could be treated as preferred equity for accounting purposes. However, trust preferred securities are no longer treated as equity and are rarely issued in the current environment.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS(r)”); monthly income preferred securities (“MIPS(r)”); quarterly income bond securities (“QUIBS(r)”); quarterly income debt securities (“QUIDS(r)”); quarterly income preferred securities (“QUIPS/sm/”); corporate trust securities (“CORTS(r)”); public income notes (“PINES(r)”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Convertible Securities. The Bond Portfolios each may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. The High Yield Bond Portfolio will treat investments in convertible debt securities as debt securities for purposes of its investment policies.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Portfolio may be authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Pay-in-kind Bonds. The Bond Portfolios may invest in Pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks. Each Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and non-U.S. branches for purposes of each Portfolio’s investment policies. Investments in short-term bank obligations may include obligations of non-U.S. banks and domestic branches of non-U.S. banks, and also non-U.S. branches of domestic banks.

To the extent consistent with their investment objectives, the Portfolios may invest in debt obligations of domestic or non-U.S. corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a non-U.S. issuer. The Bond Portfolios may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

Interest Rate and Extension Risk. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio’s assets will vary.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk. Although the Bond Portfolios’ sub-adviser will normally attempt to structure each Portfolio to have a comparable duration to its benchmark as stated in the Prospectuses, there can be no assurance that it will be able to do so at all times.

Mortgage-Related and Asset-Backed Securities. The Bond Portfolios may make significant investments in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. See “—Interest Rate and Extension Risk” above.

Any investments the Bond Portfolios make in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Unlike mortgage-related securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

The relationship between prepayments and interest rates may give some high-yielding mortgage- related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. During periods of falling interest rates, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and other asset-backed security’s total return and maturity may be difficult to predict precisely.

A Portfolio from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Portfolio.

The GNMA Portfolio will invest primarily in GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), and may make significant investments in other residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

The GNMA Portfolio may acquire several types of mortgage-related securities. Ginnie Maes are typically mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs, which are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC generally does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. FHLMC “Gold” PCs are guaranteed as to timely payment of interest and principal by FHLMC and represent 100% of the current fixed-rate production of the majority of FHLMC fixed-rate securities outstanding.

The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates (“REMIC Certificates”). These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as “regular” interests or “residual” interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests. The Portfolios do not currently intend to purchase residual interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.

Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate, bears a different stated maturity date and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs or REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class. A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (“SEC”), and a Portfolio may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by a Portfolio in other investment companies. In addition, in reliance on an earlier SEC interpretation, a Portfolio’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Portfolio selects CMOs that cannot rely on the rule or do not meet the above requirements, the Portfolio generally may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Asset-Based Securities. Certain Portfolios may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Portfolio will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by S&P or Fitch, or Baa by Moody’s or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the adviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Portfolio may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Portfolio presently intends to invest directly in natural resource assets, a Portfolio would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. A Portfolio may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

U.S. Government Obligations. The Bond Portfolios may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Portfolios may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the GNMA, FNMA and FHLMC.

FDIC Temporary Liquidity Guarantee Program. Consistent with a Portfolio’s investment objective and investment strategies, certain Portfolios may purchase debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program (the “FDIC Program”). Pursuant to the FDIC Program, the FDIC will guarantee new senior unsecured debt issued by eligible financial institutions, including FDIC-insured depository institutions, U.S. bank holding companies and financial holding companies and certain U.S. savings and loan holding companies. The guarantee will cover all new senior unsecured debt, including commercial paper, issued by these entities on or before June 30, 2009. The guarantee will extend only until June 30, 2012, even if the debt has not then matured. These debt securities are guaranteed by the FDIC and are backed by the full faith and credit of the United States. If the issuer fails to pay interest or principal when due, the FDIC will pay the holders of these debt securities the unpaid, then due amount of interest or principal. Under the FDIC Program, there is no designated period within which the FDIC is required to make the guarantee payments after it receives the required written demand. As a result, if the FDIC is required to make such payments, payments could be paid at a time that is significantly later than the date that the payment is otherwise due under the terms of the debt securities. The FDIC Program is a new program, and was enacted under final rules that the FDIC adopted effective November 21, 2008. To date, no claims have been made or paid under the FDIC Program, and the FDIC’s procedures under the program have not yet been fully documented. The rules governing the FDIC Program may be amended, and are subject to evolving interpretation by the FDIC. As a result, a Portfolio’s ability to obtain payment on the debt securities under the FDIC’s guarantee is subject to rules, interpretations, procedures, and practices of the FDIC that could be changed at any time in the future. Any developments of this kind may be adverse to the Portfolios. The determination by the FDIC on any matter relating to the FDIC claims process will be a final administrative determination, which will be final and binding on all concerned, including the Portfolios. The Portfolios will have the right to challenge the FDIC’s determination only by commencing an action in federal court within 60 days after the FDIC makes its determination.

Supranational Organization Obligations. The Portfolios may purchase debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development. Additional examples of such entities include the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Portfolio may lose money on such investments.

Lease Obligations. The Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The adviser or sub-adviser will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the adviser or sub-adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Portfolio’s operating expenses and adversely affect the net asset value of a Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets. Any income derived from a Portfolio’s ownership or operation of such assets may not be tax-exempt. In addition, a Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper. The Portfolios, except the High Yield Bond Portfolio, may purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or, when deemed advisable by a Portfolio’s adviser or sub-adviser, “high quality” issues rated “A-2”, “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively. The High Yield Bond Portfolio may purchase commercial paper of any rating. These ratings symbols are described in Appendix A.

Commercial paper purchasable by each Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

Repurchase Agreements. Each Bond Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

Each Portfolio may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Portfolio and its counterparties and, therefore, the Portfolios may be subject to the credit risk of those custodians.

The repurchase price under the repurchase agreements generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio’s adviser or sub-adviser. A Portfolio’s adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest and any accrued premium). The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio’s adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Investment Grade Debt Obligations. The Enhanced Income Portfolio may invest in investment grade securities in the rating categories specified in the Prospectuses. The other Portfolios, except the Intermediate Government Bond, Government Income and GNMA Portfolios, may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Portfolio’s adviser or sub-adviser. The Intermediate Government Bond, Government Income and GNMA Portfolios may invest in debt securities rated Aaa by Moody’s or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Portfolio is subsequently downgraded below investment grade, the Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Non-Investment Grade Securities. As described in the applicable Prospectuses, certain Bond Portfolios may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.”

High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies’ evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio’s net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio’s securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio’s liquid securities may become illiquid and the proportion of the Portfolio’s assets invested in illiquid securities may significantly increase.

High yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the high yield securities, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Portfolio holds. Because of this, the Portfolio’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix A to this Statement of Additional Information.

In selecting non-investment grade securities, the adviser or sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio’s sub-adviser will consider whether the Portfolio should continue to hold the security.

In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

The Inflation Protected Bond Portfolio may invest in securities rated in the category “C” and above or determined by the sub-adviser to be of comparable quality. Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

The High Yield Bond Portfolio may invest in securities of any rating and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. Investments in distressed securities are speculative and involve significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Portfolio to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Portfolio seeks capital appreciation through investment in distressed securities, the Portfolio’s ability to achieve current income for its shareholders may be diminished. The Portfolio also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Portfolio’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Portfolio may be restricted from disposing of such securities. To the extent that a Portfolio becomes involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Portfolio, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Corporate Loans. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effect of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Portfolio may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Portfolio may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Portfolio may become a member of the syndicate. The corporate loans in which the Portfolio may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Portfolio’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Mezzanine Investments. Each of the Inflation Protected Bond, Low Duration and High Yield Bond Portfolios, consistent with its restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Collateralized Bond Obligations. The High Yield Bond Portfolio may invest in collateralized bond obligations (“CBOs”), which are structured products backed by a diversified pool of high yield public or private fixed income securities. In addition, each Bond Portfolio may invest in CBOs to the extent that the securities underlying the CBO meet the credit quality requirements of the Portfolio. The pool of securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

When-Issued Purchases and Forward Commitments. Each Portfolio may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment,” including “TBA” (to be announced) basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

When a Portfolio agrees to purchase securities on this basis, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines. It may be expected that the market value of a Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rights Offerings and Warrants to Purchase. Each Bond Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Portfolio a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments. A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

Non-U.S. Investments. The Portfolios may invest in non-U.S. securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in non-U.S. securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Portfolio will lose money.

In addition to equity securities, non-U.S. investments of the Portfolios may include: (a) debt obligations issued or guaranteed by non-U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a non-U.S. state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of non-U.S. banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in non-U.S. currencies; (e) debt obligations denominated in the Euro; and (f) non-U.S. corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Currency Risk and Exchange Risk. Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of a Portfolio that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

Publicly Available Information. In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies. Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Portfolio. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holdings Fund Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Sovereign Debt. The Portfolios that invest in non-U.S. securities may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Investment in Emerging Markets. As discussed in the Prospectuses, certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Certain Portfolios consider an issuer tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer’s securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Portfolio. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Portfolios may hold from time to time various non-U.S. currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, certain Portfolios may engage in non-U.S. currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio’s performance. These investments and transactions involving non-U.S. securities, currencies, options (including options that relate to non-U.S. currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” “Non-U.S. Currency Transactions” and “Options and Futures Contracts.”

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Risks of Investments in Russia. A Portfolio may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Portfolio to lose its registration through fraud, negligence or mere oversight. While a Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Portfolio.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Portfolio may invest are subject to certain additional or specific risks. Certain Portfolios may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Portfolio and may have an adverse impact on the investment performance of the Portfolio.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Portfolios. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Portfolio itself, as well as the value of securities in the Portfolio’s portfolio.

In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Portfolio incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. Portfolio management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Portfolio may invest in countries in which foreign investors, including management of the Portfolio, have had no or limited prior experience.

A Portfolio’s investments in non-U.S. securities may also be adversely affected by changes in non-U.S. political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies. Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts a Portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Portfolios investing significantly in non-U.S. securities can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

Brady Bonds. A Portfolio’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of its holdings.

ADRs, EDRs and GDRs. Each Bond Portfolio may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Non-U.S. Investments.”

Derivatives. The Portfolios may use instruments referred to as derivative securities (“derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. The Portfolios may use derivatives for hedging purposes. Certain Portfolios may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio’s hedging strategies will be effective. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

Options and Futures Contracts. To the extent consistent with its investment objective, each Bond Portfolio may write (i.e., sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative or cross-hedging. Each of the Low Duration Bond, Managed Income, International Bond, High Yield Bond, Enhanced Income, Intermediate Government Bond, Intermediate Bond II, Inflation Protected Bond, Long Duration Bond and Total Return Portfolio II may also purchase exchange-listed and over-the-counter put and call options on non-U.S. currencies, and the Long Duration Bond and International Bond Portfolios may write covered call options on up to 100% of the currencies in its portfolio. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities, or, in the case of the Low Duration Bond, Managed Income, International Bond, High Yield Bond, Long Duration Bond, Enhanced Income, Intermediate Government Bond, Intermediate Bond II, Inflation Protected Bond Portfolios and Total Return Portfolio II, non-U.S. currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of options. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the adviser’s or sub-adviser’s books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets designated on the adviser’s or sub-adviser’s books and records to the extent required by SEC guidelines.

When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes a put option, in return for receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

To the extent consistent with its investment objective, each Bond Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts, index futures contracts, or non-U.S. exchange futures contracts as applicable). These instruments are described in Appendix B to this Statement of Additional Information. There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of futures contracts and the value of a Portfolio’s futures contracts and options on futures contracts may equal or exceed 100% of its total assets.

To maintain greater flexibility, each of the Bond Portfolios may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a non-U.S. currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio’s position in a futures contract or related option, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Fund and the Portfolios have claimed exclusions from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.

Options on GNMA Certificates. A Bond Portfolio may invest in options on GNMA Certificates. The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Bond Portfolio, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Bond Portfolio will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Bond Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Bond Portfolio will no longer be covered, and the Bond Portfolio will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When a Bond Portfolio closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Interest Rate Transactions, Currency Swaps and Swaptions. The Bond Portfolios may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”). The Portfolios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. They may also be used for speculation to increase returns.

In order to protect against currency fluctuations, the Portfolios that invest in non-U.S. securities may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolios and another party to make or receive payments in specified currencies.

The Bond Portfolios may enter into interest rate swaps, caps, floors and swaptions on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”.

A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolios may write (sell) and purchase put and call swaptions.

Whether the Portfolios’ use of swap agreements or swaptions will be successful in furthering their investment objectives will depend on the adviser’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to product greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are less liquid than swaps.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its adviser or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, a Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Credit Default Swaps. To the extent consistent with their investment strategies, the Bond Portfolios may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Portfolios’ limitations on illiquid investments. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Linked Securities. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may add leverage to the Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, a Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

Hybrid Instruments. Certain Portfolios seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Portfolio’s investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Portfolio’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Qualifying Hybrid Instruments. Certain Portfolios may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Portfolio will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Portfolio will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The adviser’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Portfolio will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Portfolios may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The adviser, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the adviser may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the adviser believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Portfolio may invest may involve leverage. To avoid being subject to undue leverage risk, a Portfolio will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Portfolio’s overall portfolio. A Portfolio will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Portfolio’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Portfolio’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Portfolio’s use of leverage stated above conflicts with the 1940 Act or the rules and regulations thereunder, the Portfolio will comply with the applicable provisions of the 1940 Act. A Portfolio may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by Standard & Poor’s). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Portfolio will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

Inflation risk. Like all mutual funds, the Portfolio is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Portfolio’s assets can decline as can the value of a Portfolio’s distributions.

Non-U.S. Currency Transactions. Each of the Low Duration Bond, Managed Income, International Bond, High Yield Bond, Long Duration Bond, Enhanced Income, Intermediate Government Bond, Intermediate Bond II and Inflation Protected Bond Portfolios and Total Return Portfolio II may engage in non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates. Those Portfolios may engage in non-U.S. currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging) and to protect the value of specific portfolio positions (position hedging). The Portfolios may purchase or sell a non-U.S. currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that non-U.S. currency, and may also enter into contracts to purchase or sell non-U.S. currencies at a future date (“forward contracts”).

Forward non-U.S. currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may use forward non-U.S. currency exchange contracts to hedge against movements in the value of non-U.S. currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A Portfolio generally may enter into forward non-U.S. currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward non-U.S. currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the non-U.S. currency relative to the U.S. dollar or other non-U.S. currency.

Second, when a Portfolio’s adviser or sub-adviser anticipates that a particular non-U.S. currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of non-U.S. currency approximating the value of some or all of the Portfolio’s securities denominated in such non-U.S. currency. With respect to any forward non-U.S. currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. Some of the forward non-U.S. currency contracts entered into by the Portfolios are classified as non-deliverable forwards (NDF). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular non-U.S. currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward non-U.S. currency exchange contracts and conversions of non-U.S. currencies and U.S. dollars.

A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold both Canadian government bonds and Japanese government bonds, and the adviser or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen. The Portfolio would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Portfolio to declines in the value of the Japanese yen relative to the U.S. dollar.

In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While a Portfolio’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

Liquid assets equal to the amount of the Portfolio’s assets that could be required to consummate forward contracts will be segregated on the books and records of the adviser or sub-adviser to the extent required by SEC guidelines. For the purpose of determining the adequacy of the securities so segregated, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be added.

Stand-by Commitments. Stand-by commitment agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Portfolio’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a stand-by commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period. The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio’s option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed  1/2 of 1% of the value of such Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in an adviser’s or sub-adviser’s opinion, present minimal credit risks. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

The Inflation Protected Bond Portfolio may acquire stand-by commitments with respect to Municipal Obligations held by it. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commitment relates.

Tax-Exempt Derivatives. The Long Duration Bond and Inflation Protected Bond Portfolios may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. A participation interest gives the Fund an undivided interest in a Municipal Obligation in the proportion the Fund’s participation bears to the total principal amount of the Municipal Obligation, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments. The Inflation Protected Bond Portfolio may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

Tax-Exempt Preferred Shares. The Long Duration Bond and Inflation Protected Bond Portfolios may invest in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed below. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries.

Taxability Risk. Certain of the Portfolios intend to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Portfolio’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Portfolio pay Federal income taxes on the affected interest income, and, if the Portfolio agrees to do so, the Portfolio’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Portfolio as “exempt interest dividends” could be adversely affected, subjecting the Portfolio’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Portfolio is subsequently determined to be taxable, the Portfolio will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Portfolio from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Portfolio. The U.S. Supreme Court recently ruled that states may treat as tax-free interest from in-state municipal bonds while taxing interest from out-of-state municipal obligations.

Securities Lending. A Portfolio may seek additional income by lending securities on a short-term basis. Voting rights may pass with the lending of securities. The trustees of the Fund will call loans of securities to vote proxies or otherwise obtain rights to vote or consent if a material event affecting the investment occurs. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1 /3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent. The Portfolio is obligated to return the collateral to the borrower at the termination of the loan. A Portfolio could suffer a loss in the event the Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CD’s,

BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

BlackRock Investment Management, LLC (“BIML”), an affiliate of BlackRock, acts as a lending agent for the Portfolios and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Fund’s securities lending program. BIML may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIML or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

The Portfolios may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the Securities and Exchange Commission.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. A Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its other investment strategies, there is no limit on the amount of unrated securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

Investments in Other Investment Companies. In connection with the management of their daily cash positions and subject to applicable law, the Bond Portfolios may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates) which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. Such Portfolios may also, subject to applicable law, invest in securities issued by other investment companies with similar investment objectives, including investing in Exchange Traded Funds (“ETFs”), which are typically open-end funds or unit investment trusts listed on a stock exchange. Portfolios may purchase shares of investment companies (including investment companies managed by BlackRock and its affiliates) investing primarily in non-U.S. securities, including so-called “country funds.” Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. As with other investments, investments in other investment companies are subject to market and selection risk. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees (which, in the case of investment companies managed by BlackRock and its affiliates, would be paid to BlackRock and its affiliates). These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations. Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Stripped and Zero Coupon Obligations. To the extent consistent with their investment objectives, the Bond Portfolios may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid. The International Bond Portfolio also may purchase “stripped” securities that evidence ownership in the future interest payments or principal payments on obligations of non-U.S. governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest (“IO” or interest-only), while the other class receives all of the principal (“PO” or principal-only). However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Bond Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “Taxes.”

Funding Agreements. The Bond Portfolios may invest in GICs and similar funding agreements. In connection with these investments, a Portfolio makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Short Sales. The Portfolios may only make short sales “against the box.” In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical or similar security at no additional cost. When selling short “against the box,” a Portfolio forgoes an opportunity for capital appreciation in the security. The Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security, to realize appreciation when a security that the Portfolio does not own declines in value and in order to maintain portfolio flexibility. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security regarding payment received by the Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely under-perform similar mutual funds that do not make short sales in securities. A Portfolio will realize a gain on a short sale if the security declines in price between those dates. Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Liquidity Management. The Enhanced Income Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolios’ sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of the Portfolio’s assets will be held uninvested. Uninvested cash reserves may not earn income.

Illiquid Securities. No Bond Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Guarantees. A Portfolio may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

REITs. In pursuing its investment strategy, a Portfolio may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Portfolio from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Portfolio’s investment strategy results in the Portfolio investing in REIT shares, the percentage of the Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Portfolio’s portfolio which is comprised of REIT shares. Generally, dividends received by a Portfolio from REIT shares and distributed to the Portfolio’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Portfolio that shareholders of the Portfolio receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially Mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Portfolio’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in Mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than large capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Exchange Traded Notes (“ETNs”). Certain Portfolios may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Portfolio Turnover Rates. A Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Portfolio’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect a Portfolio’s performance.

ADDITIONAL INVESTMENT LIMITATIONS

Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

Each of the Portfolios (other than the Inflation Protected Bond Portfolio) may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

All Portfolios may not:

1. Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

2. Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

3. Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and, in the case of the International Bond and Inflation Protected Bond Portfolios, currencies.

7. Purchase securities of companies for the purpose of exercising control.

8. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio’s transactions in futures contracts and related options or a Portfolio’s sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

10. Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See “Investment Policies-Additional Information on Investment Strategies-Securities Lending” above.

11. Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of a Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

TRUSTEES AND OFFICERS

The Board of Trustees (the “Board”) of the Fund consists of fifteen individuals (each, a “Trustee”), twelve of whom are not “interested persons” of the Trust as defined in the Investment Company Act (the “non-interested

Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The non-interested Trustees have retained independent legal counsel to assist them in their duties.

The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

The members of the Audit Committee (the “Audit Committee”) are Fred G. Weiss (Chair), Robert M. Hernandez, and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each independent audit of the Fund’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Fund and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended September 30, 2008, the newly constituted Audit Committee met four times.

The members of the Governance and Nominating Committee (the “Nominating Committee”) are Stuart E. Eizenstat (Chair), Robert M. Hernandez, Fred G. Weiss and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Nominating Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Fund and recommend non-interested Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Nominating Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Nominating Committee. During the fiscal year ended September 30, 2008, the newly constituted Nominating Committee met four times.

The members of the Compliance Committee are James H. Bodurtha (Chair), Bruce R. Bond, Roberta Cooper Ramo and Jean Margo Reid, all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock and the Fund’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Fund and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Fund’s compliance with applicable law, and (3) review reports from and make certain recommendations regarding the Fund’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended September 30, 2008, the newly constituted Compliance Committee met five times.

The members of the Performance Oversight Committee are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot, and John O’Brien, all of whom are non-interested Trustees, and Richard S. Davis, who serves as an interested Trustees for certain other BlackRock-advised funds. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Fund’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Fund’s investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended September 30, 2008, the newly constituted Performance Oversight Committee met four times.

Prior to November 1, 2007, the Board then in office had five standing committees; the Audit Committee, the Governance and Nominating Committee, the Compliance Committee, the Valuation and Pricing Committee and the Performance Review Committee. The Audit Committee met five times in the last fiscal year. The Governance and Nominating Committee met four times in the last fiscal year. The Compliance Committee met four times in the last fiscal year. The Valuation and Pricing Committee met four times in the last fiscal year. The Performance Review Committee met three times in the last fiscal year.

Biographical Information

Certain biographical and other information relating to the Trustees is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees(a)
James H. Bodurtha(c) 40 East 52nd Street New York, NY 10022 1944	Trustee	2007 to present	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 Funds 103 Portfolios	None
Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	2007 to present	Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	35 Funds 103 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	2007 to present	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	35 Funds 103 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat(d) 40 East 52nd Street New York, NY 10022 1943	Trustee	2007 to present	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	35 Funds 103 Portfolios	Global Specialty Metallurgical (metallurgical industry); Alcatel-Lucent (telecommunications); UPS Corporation (delivery service)
Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	2007 to present	Professor, Harvard University since 1992.	35 Funds 103 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Robert M. Hernandez(e) 40 East 52nd Street New York, NY 10022 1944	Trustee	2007 to present	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 Funds 103 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)
John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	2007 to present	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	35 Funds 103 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	2007 to present	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute, (non-profit), since 2008; Formerly President, American Bar Association from 1995 to 1996.	35 Funds 103 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Trustee	2004 to present	Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.	35 Funds 103 Portfolios	None
David H. Walsh(f) 40 East 52nd Street New York, NY 10022 1941	Trustee	2007 to present	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming Foundation since 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Formerly Director, The National Audubon Society from 1998 to 2005.	35 Funds 103 Portfolios	None
Fred G. Weiss(g) 40 East 52nd Street New York, NY 10022 1941	Trustee	2007 to present	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	35 Funds 103 Portfolios	Watson Pharmaceutical Inc.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee	1991 to present	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 Funds 103 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)
Interested Trustees(a),(h)
Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	174 Funds 286 Portfolios	None
Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	2007 to present	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of	35 Funds 103 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.
Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	2007 to present	Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	174 Funds 286 Portfolios	None

(a)	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
(b)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain

Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the Board of Trustees of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998 and Richard R. West, 1978.

(c)	Chairman of the Compliance Committee.
(d)	Chairman of the Governance and Nominating Committee.
(e)	Chairman of the Board of Trustees.
(f)	Chairman of the Performance Oversight Committee.
(g)	Vice-Chairman of the Board of Trustees and Chairman of the Audit Committee.
(h)	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his ownership of BlackRock, Inc. and PNC securities.

Certain biographical and other information relating to the officers of the Fund is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Fund Officers(a)
Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.	184 registered investment companies consisting of 296 portfolios	None
Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	2007 to present	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.	174 registered investment companies consisting of 286 portfolios	None

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PFPC Inc. from 1992 to 2006.	174 registered investment companies consisting of 286 portfolios	None
Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	174 registered investment companies consisting of 286 portfolios	None
Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000.	174 registered investment companies consisting of 286 portfolios	None
Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	2007 to present	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.	174 registered investment companies consisting of 286 portfolios	None

(a)	Officers of the Fund serve at the pleasure of the Board of Trustees.

Share Ownership

Information relating to each Trustee’s share ownership in the Fund and in all BlackRock-advised funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2008 is set forth in the chart below:

Name of Trustee(a)	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds
Interested Trustees
Richard S. Davis	$50,001 -$100,000	Over $100,000
Laurence D. Fink	$1 - $10,000	$1 - $10,000
Henry Gabbay	$10,001 - $50,000	Over $100,000

Non-Interested Trustees
James H. Bodurtha	Over $100,000	Over $100,000
Bruce R. Bond	None	Over $100,000
Donald W. Burton	None	None
Stuart E. Eizenstat	$1 - $10,000	$1 - $10,000
Kenneth A. Froot	None	Over $100,000
Robert M. Hernandez	None	Over $100,000
John F. O’Brien	None	Over $100,000
Roberta Cooper Ramo	$1 - $10,000	Over $100,000
Jean Margo Reid	None	Over $100,000
David H. Walsh	None	Over $100,000
Fred G. Weiss	$1 - $10,000	Over $100,000
Richard R. West	None	$50,001- $100,000

(a)	With the exception of Mr. Davis, Fink, Bond, Eizenstat and Hernandez, each of the Trustees assumed office on November 1, 2007. Trustees of the Fund may purchase Institutional shares of the Portfolios. The Trustees anticipate purchasing additional shares of BlackRock-Advised Funds they currently oversee in the near future.

As of January 2, 2009, the Trustees and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2008, none of the non-interested Trustees of the Fund or their immediate family members owned beneficially or of record any securities in affiliates of BlackRock, BlackRock Investments, Inc. (“BII or the “Distributor”), or any person directly or indirectly controlling, controlled by, or under common control with the BlackRock or the Distributor.

Compensation of Trustees

Each Trustee who is a non-Interested Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Trust, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board of Trustees are paid as compensation an additional annual retainer of $65,000 and $25,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid as compensation an additional annual retainer of $25,000, respectively.

The following table sets forth the compensation earned by the non-interested Trustees for the fiscal year ended September 30, 2008 and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2008.

Name(a)	Aggregate Compensation from the Fund	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and Other BlackRock- Advised Funds
James H. Bodurtha(b)	$37,168	None	$300,000
Bruce R. Bond	$37,533	None	$275,000
Donald W. Burton	$34,185	None	$275,000
Honorable Stuart E. Eizenstat(c)	$40,645	None	$300,000
Kenneth A. Froot	$29,227	None	$237,500
Robert M. Hernandez(d)	$45,805	None	$340,000
John F. O’Brien	$34,185	None	$275,000
Roberta Cooper Ramo	$34,185	None	$275,000
Jean Margo Reid	$34,185	None	$275,000
David H. Walsh(e)	$37,168	None	$300,000
Fred G. Weiss(f)	$40,152	None	$325,000
Richard R. West	$34,185	None	$275,000

(a)	Mr. Davis, Mr. Fink, Mr. Bond, Mr. Eizenstat and Mr. Hernandez, each of the non-interested Trustees assumed office on November 1, 2007. For the number of BlackRock advised Funds from which each Trustee receives compensation see the Biographical Information Chart beginning on page A-50.
(b)	Chairman of the Compliance Committee.
(c)	Chairman of the Governance and Nominating Committee.
(d)	Chairman of the Board of Trustees.
(e)	Chairman of the Performance Oversight Committee.
(f)	Vice Chairman of the Board of Trustees and Chairman of the Audit Committee.

Mr. Kindelan assumed office as Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the Fund on November 1, 2007. From November 1, 2007 through September 30, 2008, Mr. Kindelan received $12,720 from the Fund.

SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICING ARRANGEMENTS

Advisory and Sub-Advisory Agreements. The advisory and sub-advisory services provided by BlackRock and BlackRock Financial Management, Inc. (“BFM”), and the fees received by BlackRock for such services, are described in the Prospectuses.

For their advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below. BlackRock pays BFM a sub-advisory fee as agreed to from time to time by BlackRock and BFM, which fee is approved by the Board of Trustees on an annual basis.

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE PORTFOLIOS (BEFORE WAIVERS)

	Each Bond Portfolio Except the Enhanced Income, International Bond, GNMA and Inflation Protected Bond Portfolios		International Bond and GNMA Portfolios
Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fees to BFM	Investment Advisory Fee	Sub- Advisory Fees to BFM
First $1 billion	.500%	.350%	.550%	.400%
$1 billion—$2 billion	.450	.300	.500	.350
$2 billion—$3 billion	.425	.275	.475	.325
Greater than $3 billion	.400	.250	.450	.300

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE INFLATION PROTECTED BOND PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BFM
First $1 billion	.400%	.250%
$1 billion—$2 billion	.375	.225
$2 billion—$3 billion	.350	.200
Greater than $3 billion	.325	.175

The investment advisory fees paid to BlackRock for the Enhanced Income Portfolio is .40%. The sub-advisory fee paid to BFM for the Enhanced Income Portfolio is .15%.

BlackRock renders advisory services to each of the Portfolios pursuant to an Investment Advisory Agreement. BFM renders sub-advisory services to each Portfolio pursuant to a Sub-Advisory Agreement. The Investment Advisory Agreement with BlackRock and the Sub-Advisory Agreement between BlackRock and BFM are collectively referred to as the “Advisory Contracts.”

Under the relevant Advisory Contracts, BlackRock and BFM are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, BlackRock and BFM are liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contract is terminable as to a Portfolio by vote of the Fund’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock or BFM, as the case may be. BlackRock and BFM may also terminate their advisory relationship with respect to a Portfolio on 60 days’ written notice to the Fund. Each of the Advisory Contracts terminates automatically in the event of its assignment.

For the period from October 1, 2007 through September 30, 2008, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Enhanced Income Portfolio	$275	$108,875	$45,813
Low Duration Bond Portfolio	3,085,866	2,851,012	248,633
Intermediate Government Bond Portfolio	2,217,777	272,758	50,472
Intermediate Bond Portfolio II	2,800,924	1,744,568	4,269
Total Return Portfolio II	8,889,457	5,391,827	16,486
Government Income Portfolio	4,526,717	2,927,155	496,169
Inflation Protected Portfolio	233,216	775,595	17,807
GNMA Portfolio	724,133	947,854	141,934
Managed Income Portfolio	3,672,741	5,266	4,910
International Bond Portfolio	2,297,498	—	49
High Yield Bond Portfolio	6,907,577	1,240,029	828,267
Long Duration Bond Portfolio	55,782	363,565	8,180

For the period from October 1, 2006 through September 30, 2007, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Enhanced Income Portfolio	$5,718	$158,298	$808
Low Duration Bond Portfolio	3,210,200	2,583,052	146,138
Intermediate Government Bond Portfolio	2,333,288	221,100	54,716
Intermediate Bond Portfolio II	2,917,391	1,719,452	2,016
Total Return Portfolio II	8,856,744	5,340,764	143,414
Government Income Portfolio	5,432,012	3,049,977	800,821
Inflation Protected Portfolio	46,185	329,035	20,552
GNMA Portfolio	448,354	539,643	118
Managed Income Portfolio	3,718,696	4,431	11,391
International Bond Portfolio	3,252,954	1,822	22,402
High Yield Bond Portfolio	6,764,044	1,079,326	708,472

For the period from October 1, 2005 through September 30, 2006, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Enhanced Income Portfolio	$24,218	$200,730	$259
Low Duration Bond Portfolio	3,614,968	3,074,771	105,170
Intermediate Government Bond Portfolio	2,472,116	488,349	22,699
Intermediate Bond Portfolio II	2,714,388	1,677,042	39,482
Total Return Portfolio II	7,386,392	4,985,025	42,313
Government Income Portfolio	1,640,062	1,249,238	9,426
Inflation Protected Portfolio	46	176,671	33,588
GNMA Portfolio	459,109	548,418	368
Managed Income Portfolio	3,365,575	105,570	8,003
International Bond Portfolio	3,536,635	83,856	98,713
High Yield Bond Portfolio	3,742,919	1,137,413	72,994

For the period from October 1, 2007, through September 30, 2008, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers as follows:

Portfolios	Fees Paid (After Waivers)
Low Duration Bond	$1,172,419
Intermediate Bond II	1,066,251
Intermediate Government Bond	842,788
Total Return II	3,388,606
Managed Income	1,400,342
Government Income	1,714,629
GNMA	277,342
International Bond	1,115,364
High Yield Bond	3,821,427
Enhanced Income	16
Inflation Protected Bond	89,527
Long Duration Bond Portfolio	44,898

For the period from October 1, 2006, through September 30, 2007, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers as follows:

Portfolios	Fees Paid (After Waivers)
Low Duration Bond	$1,224,010
Intermediate Bond II	1,110,296
Intermediate Government Bond	885,823
Total Return II	3,376,603
Managed Income	1,413,421
Government Income	2,074,325
GNMA	170,829
International Bond	1,232,099
High Yield Bond	6,764,323
Enhanced Income	2,265
Inflation Protected Bond	17,817

For the period from October 1, 2005, through September 30, 2006, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers as follows:

Portfolios	Fees Paid (After Waivers)
Low Duration Bond	$1,359,235
Intermediate Bond II	1,023,189
Intermediate Government Bond	927,393
Total Return II	2,772,139
Managed Income	1,271,926
Government Income	616,526
GNMA	170,575
International Bond	1,338,691
High Yield Bond	3,695,204
Enhanced Income	10,684
Inflation Protected Bond	5,747

Pursuant to the Investment Advisory Agreement, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Portfolios. In addition, BlackRock may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

Administration Agreement. BlackRock and PNC Global Investment Servicing (U.S.) Inc., (“PNC GIS”) (collectively, the “Administrators”) serve as the Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). PNC GIS has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute each Portfolio’s net asset value, net income and net capital gain or loss; and serve as a liaison with the Fund’s independent public accountants. The Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

Under the Administration Agreement, the Fund pays to BlackRock and PNC GIS on behalf of each Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .075% of the first $500 million of each Portfolio’s average daily net assets, .065% of the next $500 million of each Portfolio’s average daily net assets and .055% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .025% of the first $500 million of average daily net assets allocated to each class of shares of each Portfolio, .015% of the next $500 million of such average daily net assets and .005% of the average daily net assets allocated to each class of shares of each Portfolio in excess of $1 billion.

Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the Fund’s operations.

The Administration Agreement provides that BlackRock and PNC GIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BlackRock and PNC GIS and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BlackRock nor PNC GIS nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.

For the period from October 1, 2007 through September 30, 2008, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived administration fees as follows:

Portfolios	Fees Paid (After Waivers)	Waivers
Enhanced Income Portfolio	$8,391	$18,889
Low Duration Bond Portfolio	920,925	195,541
Intermediate Government Bond Portfolio	439,167	58,721
Intermediate Bond Portfolio II	801,915	66,191
Total Return Portfolio II	2,159,101	254,650
Government Income Portfolio	1,221,450	138,450
Inflation Protected Portfolio	234,073	17,471
GNMA Portfolio	252,629	51,268
Managed Income Portfolio	581,311	130,409
International Bond Portfolio	517,694	11,312
High Yield Bond Portfolio	1,230,574	268,030
Long Duration Bond Portfolio	59,468	24,290

For the period from October 1, 2006 through September 30, 2007, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived administration fees as follows:

Portfolios	Fees Paid (After Waivers)	Waivers
Enhanced Income Portfolio	$29,942	$11,061
Low Duration Bond Portfolio	898,387	190,788
Intermediate Government Bond Portfolio	447,211	62,382
Intermediate Bond Portfolio II	789,230	95,382
Total Return Portfolio II	2,115,432	284,726
Government Income Portfolio	1,333,577	178,591
Inflation Protected Portfolio	70,820	23,016
GNMA Portfolio	176,690	2,963
Managed Income Portfolio	624,414	92,062
International Bond Portfolio	559,329	23,366
High Yield Bond Portfolio	1,198,911	251,766

For the period from October 1, 2005 through September 30, 2006, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived administration fees as follows:

Portfolios	Fees Paid (After Waivers)	Waivers
Enhanced Income Portfolio	$58,778	$13,438
Low Duration Bond Portfolio	1,492,433	189,318
Intermediate Government Bond Portfolio	713,746	147,402

Portfolios	Fees Paid (After Waivers)	Waivers
Intermediate Bond Portfolio II	$926,074	$139,414
Total Return Portfolio II	2,369,579	333,719
Government Income Portfolio	809,119	2,595
Inflation Protected Portfolio	36,125	19,133
GNMA Portfolio	258,267	6,396
Managed Income Portfolio	602,258	372,975
International Bond Portfolio	879,232	39,601
High Yield Bond Portfolio	1,124,362	131,693

The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

In addition, pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with the Fund’s investor service center. The Fund reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses. For the fiscal year ended September 30, 2008, the Fund reimbursed BlackRock $254,351.

Custodian and Transfer Agency Agreements. Pursuant to the terms of a custodian agreement (the “Custodian Agreement”) between the Fund and PFPC Trust Company (“PTC”), an affiliate of BlackRock, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio’s securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio’s operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Fund and has been appointed by the Board of Trustees as the Fund’s “foreign custody manager” under Rule 17f-5 of the 1940 Act. As foreign custody manager, Citibank, N.A. selects and monitors foreign sub-custodian banks and furnishes information relevant to the selection of foreign depositories.

For its services to the Fund under the Custodian Agreement, PTC receives a fee which is calculated based upon each investment portfolio’s average gross assets as follows: .005% of the first $400 million of each Portfolio’s average gross assets, .004% of the next $1.6 billion of each Portfolio’s average gross assets, and .003% of each Portfolio’s average gross assets in excess of $2.00 billion. PTC is also entitled to out-of-pocket expenses and certain transaction charges.

PNC GIS, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of BlackRock, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”), under which PNC GIS (i) issues and redeems Service, Investor, Institutional and BlackRock classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PNC GIS may, on 30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services, PNC GIS receives per account and transaction fees and disbursements.

Distribution, Service and Other Fee Disclosure

The Fund has entered into a distribution agreement with BlackRock Investments, Inc. (“BII”) under which BII, as agent, offers shares of each Portfolio on a continuous basis. BII has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BII’s principal business address is 40 East 52nd Street, New York, NY 10022. BII is an affiliate of BlackRock.

Pursuant to the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”), the Fund may pay BII and/or BlackRock or any other affiliate or significant shareholder of BlackRock fees for distribution and sales support services. Currently, as described further below, only Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, BII, BAC, Merrill Lynch, PNC and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock or BII has retained a portion of the shareholder servicing fees paid by the Fund. The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b 1 Trustees”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s Trustees who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested trustees.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

With respect to R Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of 0.25% of the average daily net asset value of each Portfolio’s outstanding Class R Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Class R Shares.

With respect to Investor B, Investor B1 and Investor B2 Shares, Service Organizations and other broker/dealers receive commissions from BII for selling Investor B, Investor B1 and Investor B2 Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of 0.75% of the average daily net asset value of each Fund’s outstanding Investor B Shares, a maximum annual rate of 0.50% of the average daily net asset value of each Fund’s outstanding Investor B1 Shares, and a maximum annual rate of 0.30% of the average daily net asset value of each Fund’s outstanding Investor B2 Shares) are intended to cover the expense to BII of paying such up-front commissions, as well as to cover ongoing commission payments to broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B, Investor B1 or Investor B2 Shares are redeemed prior to the expiration of the conversion period, after which Investor B, Investor B1 and Investor B2 Shares automatically convert to Investor A Shares.

With respect to Investor C, Investor C1 and Investor C2 Shares, Service Organizations and other broker-dealers receive commissions from BII for selling Investor C, Investor C1 and Investor C2 Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of 0.75% of the average daily net asset value of each Fund’s outstanding Investor C Shares, a maximum annual rate of 0.55% of the average daily net asset value of each Fund’s outstanding Investor C1 Shares, and a maximum annual rate of 0.30% of the average daily net asset value of each Fund’s outstanding Investor C2 Shares) are intended to cover the expense to BII of paying such up-front commissions, as well as to cover ongoing commission payments to the broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C, Investor C1 or Investor C2 Shares are redeemed within 12 months of purchase.

From time to time BII and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plan, which waivers may be terminated at any time. Payments are made by the Fund pursuant to the Plan regardless of expenses incurred by BII or BlackRock.

The Fund currently does not make distribution payments with respect to Investor A, Investor A1, HL, Service, Institutional or BlackRock Shares under the Plan. However, the Plan permits BII, BlackRock and certain of their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BII, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; “listing” fees for the placement of the Portfolios on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Portfolios’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BII, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BII’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of Portfolio shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BII, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Portfolio shares. Pursuant to applicable Financial Industry Regulatory Authority (“FINRA”) regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Portfolio shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, New England Securities Corporation, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets, Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc. and/or broker-dealers and other financial services firms under common control with the above organizations (or their assignees). The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Portfolio.

In lieu of payments pursuant to the foregoing, BII, BlackRock, PNC or their affiliates may make payments to the above named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BII, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BII, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and certain of its affiliates fees for administration and servicing with respect to assets of the Portfolios attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share class of the Portfolios, with respect to which the Fund does not pay shareholder servicing fees under the Plan.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Portfolio shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plan, the Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of BlackRock Shares of the Small Cap Value Equity Fund, and Service Shares, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares of all Portfolios. Such services will be provided to Customers who are the beneficial owners of shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of a service fee of up to 0.25% (on an annualized basis) of the average daily net asset value of the BlackRock Shares of the Small Cap Value Equity Fund, and Service Shares, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R Shares, and 0.10% for Investor A1, Investor B2 and Investor C2 Shares, of all Portfolios owned beneficially by their Customers. Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Portfolio shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BII or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

For the twelve months ended September 30, 2008, the Portfolios’ share classes bore the following distribution and shareholder servicing fees under the Plan:

Portfolios – Investor A Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Enhanced Income	—	—	$1,956	—
Low Duration Bond	—	—	200,568	—
Intermediate Government Bond	—	—	616,481	—
Intermediate Bond II	—	—	102,732	—
Total Return II	—	—	583,177	—
Government Income	—	—	2,166,209	—
Managed Income	—	—	53,169	—
GNMA	—	—	67,612	—
International Bond	—	—	317,483	—
High Yield Bond	—	—	1,524,251	—
Inflation Protected	—	—	228,823	—
Long Duration Bond	—	—	278	—

Portfolios – Investor A1 Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Low Duration Bond	—	—	$37,905	—

Portfolios – Investor B Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Low Duration Bond	$143,154	—	$47,718	—
Intermediate Government Bond	219,863	—	72,744	—
Intermediate Bond II	43,293	—	14,431	—
Total Return II	211,635	—	70,543	—
Government Income	167,409	—	55,752	—
Managed Income	24,609	—	8,202	—
GNMA	76,686	—	25,562	—
International Bond	87,460	—	29,131	—
High Yield Bond	389,989	—	129,649	—
Inflation Protected	81,597	—	27,199	—

Portfolios – Investor B1 Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Low Duration Bond	$5,560	—	$2,780	—
Government Income	726,339	—	363,159	—
High Yield Bond	318,054	—	158,835	—

Portfolios – Investor B2 Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Low Duration Bond	$28,363	—	$9,453	—

Portfolios – Investor C Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Low Duration Bond	$294,853	—	$98,284	—
Intermediate Government Bond	112,448	—	37,480	—
Intermediate Bond II	99,255	—	33,085	—
Total Return II	646,032	—	215,343	—
Government Income	327,950	—	109,306	—
Managed Income	18,245	—	6,082	—
GNMA	144,106	—	48,034	—
International Bond	315,368	—	105,121	—
High Yield Bond	498,440	—	166,146	—
Inflation Protected	591,251	—	197,462	—

Portfolios – Investor C1 Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Low Duration Bond	$48,967	—	$22,257	—
Government Income	1,002,113	—	455,505	—
High Yield Bond	199,311	—	90,956	—

Portfolios – Investor C2 Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Low Duration Bond	$76,483	—	$25,494	—

Portfolios – Service Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Enhanced Income	N/A	—	$106	—
Low Duration Bond	N/A	—	644,845	—
Intermediate Government Bond	N/A	—	4,313	—
Intermediate Bond II	N/A	—	645,135	—
Total Return II	N/A	—	171,953	—
Government Income	N/A	—	2,235	—
Managed Income	N/A	—	563,703	—
GNMA	N/A	—	28,092	—
International Bond	N/A	—	151,529	—
High Yield Bond	N/A	—	422,903	—
Inflation Protected	N/A	—	15,843	—

Portfolios – Investor R Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Total Return II	$293	—	$293	—
Government Income	139,602	—	139,602	—
High Yield Bond	21,878	—	21,878	—

Other Distribution Arrangements. The Fund and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell shares of certain Portfolios in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of a Portfolio’s shares will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%. BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of Portfolio shares.

Information on Sales Charges and Distribution Related Expenses

Set forth below is information on sales charges (including any contingent deferred sales charges (“CDSCs”)) received by the Portfolios, including the amounts paid to affiliates of BlackRock, for each Portfolio’s last fiscal year. Prior to October 1, 2008, BlackRock Distributors, Inc. (“BDI”), an affiliate of BlackRock, acted as the Portfolios’ distributor. Effective October 1, 2008, BlackRock Investments, Inc. (“BII” or the “Distributor”), an affiliate of BlackRock, acts as the Portfolios’ sole Distributor.

Enhanced Income

Investor A and Institutional Sales Charges Information

Investor A Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$758	$63	$63	$0

Institutional Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$0	$0	$0	$0

Low Duration Bond

Investor A , A1 and Institutional Sales Charges Information

Investor A Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$103,446	$11,558	$44,109	$18,307

Investor A1 Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$0	$0	$0	$0

Institutional Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$0	$0	$0	$0

Investor B, B1 and B2 Sales Charges Information

Investor B Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$45,197	$45,197

Investor B1 Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$2,592	$2,592

Investor B2 Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$312	$312

Investor C, C1 and C2 Sales Charges Information

Investor C Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$11,117	$11,117

Investor C1 Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$68	$68

Investor C2 Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$520	$520

Intermediate Government Bond

Investor A and Institutional Sales Charges Information

Investor A Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$192,246	$13,272	$56,757	$184

Institutional Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$0	$0	$0	$0

Investor B Sales Charges Information

Investor B Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$35,270	$35,270

Investor C Sales Charges Information

Investor C Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$8,969	$8,969

Intermediate Bond II

Investor A and Institutional Sales Charges Information

Investor A Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$16,398	$12,692	$89,151	$0

Institutional Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$0	$0	$0	$0

Investor B Sales Charges Information

Investor B Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$14,012	$14,012

Investor C Sales Charges Information

Investor C Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$2,410	$2,410

Long Duration Bond

Investor A and Institutional Sales Charges Information

Investor A Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$5,099	$560	$5,099	$0

Institutional Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$0	$0	$0	$0

Total Return II

Investor A and Institutional Sales Charges Information

Investor A Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$986,856	$68,995	$923,131	$1,662

Institutional Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$0	$0	$0	$0

Investor B Sales Charges Information

Investor B Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$35,331	$35,331

Investor C Sales Charges Information

Investor C Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$26,166	$26,166

Government Income

Investor A and Institutional Sales Charges Information

Investor A Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$259,823	$19,241	$173,551	$3,590

Institutional Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$0	$0	$0	$0

Investor B and B1 Sales Charges Information

Investor B Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$46,505	$46,505

Investor B1 Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$39,718	$39,718

Investor C and C1 Sales Charges Information

Investor C Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$14,711	$14,711

Investor C1 Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$1,312	$1,312

Inflation Protected Bond

Investor A and Institutional Sales Charges Information

Investor A Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$1,127,558	$57,945	$592,128	$493

Institutional Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$0	$0	$0	$0

Investor B Sales Charges Information

Investor B Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$18,024	$18,024

Investor C Sales Charges Information

Investor C Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$39,650	$39,650

GNMA

Investor A and Institutional Sales Charges Information

Investor A Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$218,184	$16,353	$101,160	$0

Institutional Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$0	$0	$0	$0

Investor B Sales Charges Information

Investor B Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$20,664	$20,664

Investor C Sales Charges Information

Investor C Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$9,914	$9,914

Managed Income

Investor A and Institutional Sales Charges Information

Investor A Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$24,936	$1,598	$14,751	$0

Institutional Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$0	$0	$0	$0

Investor B Charges Information

Investor B Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$6,020	$6,020

Investor C Sales Charges Information

Investor C Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$131	$131

International Bond

Investor A and Institutional Sales Charges Information

Investor A Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$173,145	$14,005	$34,667	$11,826

Institutional Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$0	$0	$0	$0

Investor B Sales Charges Information

Investor B Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$32,683	$32,683

Investor C Sales Charges Information

Investor C Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$35,757	$35,757

High Yield Bond

Investor A and Institutional Sales Charges Information

Investor A Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$280,226	$20,785	$77,713	$17,303

Institutional Shares

For the Fiscal Year Ended September 30,	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$0	$0	$0	$0

Investor B and B1 Sales Charges Information

Investor B Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$128,220	$128,220

Investor B1 Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$40,173	$40,173

Investor C and C1 Sales Charges Information

Investor C Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$18,445	$18,445

Investor C1 Shares

For the Fiscal Year Ended September 30,	CDSCs Received By BDI	CDSCs Paid To Affiliates
2008	$2,261	$2,261

Code of Ethics. The Fund, the Trust, BlackRock, BFM, BIL, BIMC, and BII have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies. The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies. The Proxy Voting Policy is attached as Appendix C.

Copies of the proxy voting record of the Portfolios are available without charge, upon request, by calling 1-800-699-1236 and are posted on the Securities and Exchange Commission’s website at http://www.sec.gov and reflect the twelve-month period beginning July 1 and ending June 30. The Portfolios’ proxy voting record is also available on the Fund’s website at www.blackrock.com.

Disclosure of Portfolio Holdings. The Board of Trustees and BlackRock have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

Asset and Return Information. Data on NAV’s, asset levels (by total Portfolio and share class), accruals, yields, capital gains, dividends and Portfolio returns (net of fees by share class) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the Portfolio held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.[1]

2.	Fund Fact Sheets, which contain certain portfolio characteristics, are available to shareholders, prospective shareholders, intermediaries and consultants on a quarterly basis and will be posted to the Fund’s website promptly upon becoming available.

[1]	The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

Portfolio Holdings. In addition to position description, portfolio holdings may also include the Portfolio name, CUSIP, ticker symbol, total share and market value for each equity fund and name, ticker symbol, coupon, maturity, current face amount or quantity, CUSIP or SEDOL, market value, market price, yield, weighted average life, duration and convexity of each security in the Portfolio as of a specific date.

1.	Month-end portfolio holdings are available to shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.[1]

2.	Quarter-end portfolio holdings are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.[1]

[1]	The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

Other Information. To the extent other Fund information such as attribution analyses or security-specific information (e.g., information about Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders. The executive officers of the Fund may authorize disclosure of the Fund’s portfolio securities and other portfolio information.

Implementation. All Fund and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, intermediaries and third party data providers. In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The Fund’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he deems necessary or appropriate to ensure the Fund’s and BlackRock’s compliance.

Ongoing Arrangements. As of January 28, 2008, the Fund has ongoing arrangements with the following entities to make available monthly and quarterly portfolio holdings information as described in “Portfolio Holdings” above:

1.	Fund’s Board of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.

2.	PFPC Trust Company pursuant to the Fund’s Amended and Restated Custodian Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

3.	PNC GIS pursuant to the Fund’s Amended and Restated Administration Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

4.	Deloitte & Touche LLP, the Fund’s independent registered public accountant, whereby the Fund’s portfolio holdings information is provided in connection with the preparation of the Fund’s annual financial statements and as the need arises.

5.	Independent rating agencies—Morningstar, Inc., Lipper Inc. and S&P

6.	Information aggregators—Wall Street on Demand, Thomson Financial and Bloomberg, eVestment Alliance, Informa/PSN Investment Solutions and iMoney.Net

7.	Sponsors of 401(k) plans that include BlackRock-advised funds—E.I. Dupont de Nemours and Company, Inc.

8.	Consultants for pension plans that invest in BlackRock-advised funds—Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services, Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mcllon Analytical Solutions) and Wilshire Associates

9.	Portfolio Compliance Consultants—i-Flex Solutions, Inc.

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

EXPENSES

Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock, PNC GIS, transfer agency, networking and recordkeeping fees, reimbursement to BlackRock for costs related to the Fund’s investor service center, fees and expenses of officers and trustees who are not affiliated with BlackRock, BII or any of their affiliates (although the Fund bears certain fees and expenses of the Fund’s Chief Compliance Officer and certain of his staff), taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund’s service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Low Duration Bond Portfolio for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stuart Spodek	22	18	224	0	3	18
	$7.78 Billion	$6.46 Billion	$83.59 Billion	$0	$2.06 Billion	$6.29 Billion

Curtis Arledge	9	4	0	0	1	0
	$12.46 Billion	$2.88 Billion	$0	$0	$1.63 Billion	$0

Thomas F. Musmanno	6	8	58	0	0	9
	$3.6 Billion	$1.84 Billion	$17.7 Billion	$0	$0	$2.39 Billion

The following table sets forth information about funds and accounts other than the Intermediate Government Bond Portfolio for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Scott Amero	43	39	244	0	3	18
	$29.90 Billion	$9.12 Billion	$76.92 Billion	$0	$2.58 Billion	$6.14 Billion

Matthew Marra	23	18	278	0	1	14
	$22.06 Billion	$6.77 Billion	$94.99 Billion	$0	$1.05 Billion	$6.51 Billion

Andrew Phillips	32	19	278	0	1	17
	$25.07 Billion	$6.99 Billion	$111.55 Billion	$0	$1.05 Billion	$6.92 Billion

The following table sets forth information about funds and accounts other than the Government Income Portfolio for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Eric Pellicciaro	8	3	42	0	1	4
	$2.03 Billion	$1.7 Billion	$25.13 Billion	$0	$159 Million	$1.11 Billion

Andrew Phillips	32	19	278	0	1	17
	$24.21 Billion	$6.99 Billion	$111.55 Billion	$0	$1.05 Billion	$6.92 Billion

The following table sets forth information about funds and accounts other than the GNMA Portfolio for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Eric Pellicciaro	8	3	42	0	1	4
	$3 Billion	$1.7 Billion	$25.13 Billion	$0	$159 Million	$1.11 Billion

Andrew Phillips	32	19	278	0	1	17
	$25.18 Billion	$6.99 Billion	$111.55 Billion	$0	$1.05 Billion	$6.92 Billion

The following table sets forth information about funds and accounts other than the Managed Income Portfolio for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Scott Amero	43	39	244	0	3	18
	$29.77 Billion	$9.12 Billion	$76.92 Billion	$0	$2.58 Billion	$6.14 Billion

Curtis Arledge	9	4	0	0	1	0
	$12.93 Billion	$2.88 Billion	$0	$0	$1.63 Billion	$0

Matthew Marra	23	18	278	0	1	14
	$21.93 Billion	$6.77 Billion	$94.99 Billion	$0	$1.05 Billion	$6.51 Billion

Andrew Phillips	32	19	278	0	1	17
	$24.94 Billion	$6.99 Billion	$111.55 Billion	$0	$1.05 Billion	$6.92 Billion

The following table sets forth information about funds and accounts other than the International Bond Portfolio for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew Gordon	5	44	108	0	4	27
	$606.5 Million	$9.01 Billion	$39.5 Billion	$0	$1.72 Billion	$5.1 Billion

Scott Thiel	2	34	169	0	4	28
	$311.7 Million	$7.9 Billion	$57.37 Billion	$0	$1.91 Billion	$5.29 Billion

The following table sets forth information about funds and accounts other than the High Yield Bond Portfolio for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kevin Booth	23	12	8	0	6	3
	$6.75 Billion	$5.98 Billion	$1.68 Billion	$0	$4.3 Billion	$361 Million

James Keenan	18	9	55	0	4	16
	$5.11 Billion	$5.28 Billion	$8.48 Billion	$0	$4.04 Billion	$4.15 Billion

The following table sets forth information about funds and accounts other than the Inflation Protected Bond Portfolio for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stuart Spodek	22	18	224	0	3	18
	$8.41 Billion	$6.46 Billion	$83.59 Billion	$0	$2.06 Billion	$6.29 Billion

Brian Weinstein	5	12	186	0	0	8
	$838.8 Million	$4.06 Billion	$67.87 Billion	$0	$0	$5.0 Billion

The following table sets forth information about funds and accounts other than the Enhanced Income Portfolio for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stuart Spodek	22	18	224	0	3	18
	$7.78 Billion	$6.46 Billion	$83.59 Billion	$0	$2.06 Billion	$6.29 Billion

Curtis Arledge	9	4	0	0	1	0
	$13.55 Billion	$2.88 Billion	$0	$0	$1.63 Billion	$0

Thomas F. Musmanno	6	8	58	0	0	9
	$4.68 Billion	$1.84 Billion	$17.7 Billion	$0	$0	$2.39 Billion

The following table sets forth information about funds and accounts other than the Long Duration Bond Portfolio for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stuart Spodek	22	18	224	0	3	18
	$8.72 Billion	$6.46 Billion	$83.59 Billion	$0	$2.06 Billion	$6.29 Billion

Matthew Marra	23	18	278	0	1	14
	$22.4 Billion	$6.77 Billion	$94.99 Billion	$0	$1.05 Billion	$6.51 Billion

Andrew Phillips	32	19	278	0	1	17
	$25.41 Billion	$6.99 Billion	$111.55 Billion	$0	$1.05 Billion	$6.92 Billion

The following table sets forth information about funds and accounts other than the Total Return Portfolio II for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Scott Amero	43	39	244	0	3	18
	$27.6 Billion	$9.12 Billion	$76.92 Billion	$0	$2.58 Billion	$6.14 Billion

Curtis Arledge	9	4	0	0	1	0
	$10.76 Billion	$2.88 Billion	$0	$0	$1.63 Billion	$0

Matthew Marra	23	18	278	0	1	14
	$19.76 Billion	$6.77 Billion	$94.99 Billion	$0	$1.05 Billion	$6.51 Billion

Andrew Phillips	32	19	278	0	1	17
	$22.77 Billion	$6.99 Billion	$111.55 Billion	$0	$1.05 Billion	$6.92 Billion

The following table sets forth information about funds and accounts other than the Intermediate Bond Portfolio II for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Scott Amero	43	39	244	0	3	18
	$29.52 Billion	$9.12 Billion	$76.92 Billion	$0	$2.58 Billion	$6.14 Billion

Curtis Arledge	9	4	0	0	1	0
	$12.68 Billion	$2.88 Billion	$0	$0	$1.63 Billion	$0

Matthew Marra	23	18	278	0	1	14
	$21.67 Billion	$6.77 Billion	$94.99 Billion	$0	$1.05 Billion	$6.51 Billion

Andrew Phillips	32	19	278	0	1	17
	$24.69 Billion	$6.99 Billion	$111.55 Billion	$0	$1.05 Billion	$6.92 Billion

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a particular Portfolio. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include the following:

Portfolio Managers	Portfolio Managed	Benchmarks Applicable to Each Manager
Scott Amero	Intermediate Government Bond Portfolio Managed Income Portfolio Total Return Portfolio II Intermediate Bond Portfolio II	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital Intermediate Government Index, Barclays Capital Intermediate Gov/Credit Index, Barclays Capital Aggregate Index, Barclays Capital Intermediate Aggregate Index, Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index and others), certain customized indices and certain fund industry peer groups.

Stuart Spodek	Low Duration Bond Portfolio Inflation Protected Bond Portfolio Enhanced Income Portfolio Long Duration Bond Portfolio	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

Curtis Arledge	Low Duration Bond Portfolio Managed Income Portfolio Enhanced Income Portfolio Total Return Portfolio II Intermediate Bond Portfolio II	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Merrill Lynch Government Corporate 1-3 Year Index), certain customized indices and certain fund industry peer groups.

Matthew Marra	Intermediate Government Bond Portfolio Managed Income Portfolio Long Duration Bond Portfolio Total Return Portfolio II Intermediate Bond Portfolio II	A combination of market-based indices (e.g., Barclays Capital Intermediate Government Index, Barclays Capital Intermediate Government/Credit Index, Barclays Capital U.S. Aggregate Index), certain customized indices and certain fund industry peer groups.

Portfolio Managers	Portfolio Managed	Benchmarks Applicable to Each Manager
Andrew Phillips	Intermediate Government Bond Portfolio Government Income Portfolio GNMA Portfolio Managed Income Portfolio Long Duration Bond Portfolio Total Return Portfolio II Intermediate Bond Portfolio II	A combination of market-based indices (e.g., custom 50% Barclays Capital Mortgage/50% Merrill Lynch 10-Year Treasury Index, Barclays Capital GNMA MBS Index, Barclays Capital Intermediate Government Index, Barclays Capital Intermediate Government/Credit Index, Barclays Capital U.S. Aggregate Index), certain customized indices and certain fund industry peer groups.

Eric Pellicciaro	Government Income Portfolio GNMA Portfolio	A combination of market-based indices (e.g., custom 50% Barclays Capital Mortgage/50% Merrill Lynch 10-Year Treasury Index, Barclays Capital GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Andrew Gordon	International Bond Portfolio	A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index, JP Morgan Emerging Markets Bond Index Global Diversified), certain customized indices and certain fund industry peer groups.

Scott Thiel	International Bond Portfolio	A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index), certain customized indices and certain fund industry peer groups.

Kevin Booth	High Yield Bond Portfolio	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

James Keenan	High Yield Bond Portfolio	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Thomas Musmanno	Low Duration Bond Portfolio Enhanced Income Portfolio	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Merrill Lynch Government Corporate 1-3 Year Index), certain customized indices and certain fund industry peer groups.

Brian Weinstein	Inflation Protected Bond Portfolio	A combination of market-based indices (e.g., Barclays Capital Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”)—The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Amero, Spodek, Marra, Phillips, Pellicciaro, Gordon, Thiel, Booth, Keenan and Weinstein have each received awards under the LTIP.

Deferred Compensation Program—A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Amero, Spodek, Marra, Phillips, Pellicciaro, Gordon, Thiel, Booth, Keenan, Musmanno and Weinstein have each participated in the deferred compensation program.

Options and Restricted Stock Awards—A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Amero, Spodek, Marra, Phillips, Pellicciaro, Gordon and Thiel have each been granted stock options and/or restricted stock in prior years.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Portfolio Manager Beneficial Holdings

As of September 30, 2008, the end of each Portfolio’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolios is shown below:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned[1]
Scott Amero	Intermediate Government Bond Portfolio Managed Income Portfolio Total Return Portfolio II Intermediate Bond Portfolio II	None None $10,001 - $50,000 None
Stuart Spodek	Low Duration Bond Portfolio Inflation Protected Bond Portfolio Enhanced Income Portfolio Long Duration Bond Portfolio	None None None None
Curtis Arledge	Low Duration Bond Portfolio Managed Income Portfolio Enhanced Income Portfolio Total Return Portfolio II Intermediate Bond Portfolio II	None None None None None
Matthew Marra	Intermediate Government Bond Portfolio Managed Income Portfolio Long Duration Bond Portfolio Total Return Portfolio II Intermediate Bond Portfolio II	None None None $1 - $10,000 None
Andrew Phillips	Intermediate Government Bond Portfolio Government Income Portfolio GNMA Portfolio Managed Income Portfolio Long Duration Bond Portfolio Total Return Portfolio II Intermediate Bond Portfolio II	None None None None None None None
Eric Pellicciaro	Government Income Portfolio GNMA Portfolio	None None
Andrew Gordon	International Bond Portfolio	$100,001 - $500,000
Scott Thiel	International Bond Portfolio	None
Kevin Booth	High Yield Bond Portfolio	None
James Keenan	High Yield Bond Portfolio	None
Thomas Musmanno	Low Duration Bond Portfolio Enhanced Income Portfolio	None None
Brian Weinstein	Inflation Protected Bond Portfolio	None

[1]	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

Portfolio Transactions and Brokerage

During the period October 1, 2007 through September 30, 2008, the following Portfolios paid brokerage commissions and commissions to affiliates as follows:

Portfolios	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates
Enhanced Income	$3,235	$0
Low Duration Bond	189,650	$0
Intermediate Government Bond	84,721	$0
Intermediate Bond II	188,822	$0
Total Return II	612,481	$0
Government Income	1,355,566	$0
Inflation Protected Bond	130,484	$0
GNMA	306,661	$0
Managed Income	132,380	$0
International Bond	85,032	$0
High Yield	68,462	$0
Long Duration Bond	20,162	$0

During the 12 months ended September 30, 2007, the following Portfolios paid brokerage commissions and commissions to affiliates as follows:

Portfolios	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates
Enhanced Income	$5,912	$68
Low Duration Bond	216,233	0
Intermediate Government Bond	62,406	51
Intermediate Bond II	77,069	2,983
Total Return II	345,774	6,455
Government Income	1,960,403	0
Inflation Protected Bond	36,408	0
GNMA	76,044	449
Managed Income	71,163	0
International Bond	93,719	0
High Yield	3,504	0

During the 12 months ended September 30, 2006, the following Portfolios paid brokerage commissions and commissions to affiliates as follows:

Portfolios	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates
Enhanced Income	$3,389	$211
Low Duration Bond	91,793	8,557
Intermediate Government Bond	41,535	6,561
Intermediate Bond II	52,337	6,527
Total Return II	187,765	42,554
Government Income	97,778	1,431
Inflation Protected Bond	16,857	521
GNMA	25,071	13,828
Managed Income	50,099	554
International Bond	58,401	11,561
High Yield	9,993	0

For the fiscal year ended September 30, 2008, the brokerage commissions paid to affiliates and the dollar amount of transactions involving such payments of commissions to affiliates were $0.

For the fiscal year ended September 30, 2008, the dollar amount of brokerage commissions paid to brokers for providing third party research services was $0.

Transactions in Portfolio Securities

Subject to policies established by the Board of Trustees, BlackRock is primarily responsible for the execution of a Portfolio’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, a Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including a Portfolio. In return for such services, BlackRock may cause a Portfolio to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, the investment adviser and sub-advisers seek to obtain the best price and most favorable execution for a Portfolio, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Portfolios.

BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BlackRock might pay with Portfolio commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Portfolio to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act. Subject to policies established by the Board of Trustees of the Fund, BlackRock is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage.

From time to time, a Portfolio may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Each Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Portfolio are redeemable on a daily basis in U.S. dollars, each Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Portfolio’s portfolio strategies.

See “Portfolio Transactions and Brokerage” in the Statement of Additional Information for information about the brokerage commissions paid by your Portfolio, including commissions paid to affiliates, if any, for the periods indicated.

Each Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with such Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Portfolio receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Portfolio or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PNC, BII or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BII or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio’s annual sales or purchases of portfolios securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Portfolios as of the end of its most recent fiscal year.

The value of Enhanced Income Portfolio’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2008 is as follows:

Regular Broker / Dealer	Aggregate Holdings
Bank of America Corp.	$626,420
Citigroup, Inc.	$265,261
Credit Suisse First Boston Corp.	$559,789
Deutsche Bank Securities, Inc.	$37,476
Goldman, Sachs & Co.	$752,895
Lehman Brothers, Inc.	$935,873
Morgan Stanley & Co., Inc.	$559,158
UBS Securities, LLC	$598,822

The value of Low Duration Bond Portfolio’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2008 is as follows:

Regular Broker / Dealer	Aggregate Holdings
Bank of America Corp.	$32,855,263
Citigroup, Inc.	$38,141,859
Credit Suisse First Boston Corp.	$21,914,583
Deutsche Bank Securities, Inc.	$8,775,251
Goldman, Sachs & Co.	$19,811,942
JPMorgan Chase & Co.	$59,356,351
Lehman Brothers, Inc.	$36,894,021
Morgan Stanley & Co., Inc.	$25,338,160

The value of Intermediate Government Bond Portfolio’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2008 is as follows:

Regular Broker / Dealer	Aggregate Holdings
Bank of America Corp.	$3,374,182
Citigroup, Inc.	$11,631,016
Credit Suisse First Boston Corp.	$3,143,480
Deutsche Bank Securities, Inc.	$698,906
Goldman, Sachs & Co.	$6,530,072
JPMorgan Chase & Co.	$8,723,353
Lehman Brothers, Inc.	$5,977,606
Morgan Stanley & Co., Inc.	$3,123,387

The value of Intermediate Bond Portfolio II’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2008 is as follows:

Regular Broker / Dealer	Aggregate Holdings
Bank of America Corp.	$23,213,959
Barclays Bank Plc	$1,349,415
Citigroup, Inc.	$32,391,740
Credit Suisse First Boston Corp.	$23,663,741
Deutsche Bank Securities, Inc.	$7,321,646
JPMorgan Chase & Co.	$63,202,890
Lehman Brothers, Inc.	$11,957,226
UBS Securities, LLC	$7,462,360
Goldman, Sachs & Co.	$9,115,876
Morgan Stanley & Co., Inc.	$9,542,954

The value of Total Return Portfolio II’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2008 is as follows:

Regular Broker / Dealer	Aggregate Holdings
Bank of America Corp.	$126,112,609
Citigroup, Inc.	$175,478,291
Credit Suisse First Boston Corp.	$33,274,182
Goldman, Sachs & Co.	$29,138,237
JPMorgan Chase & Co.	$176,641,408
Lehman Brothers, Inc.	$47,903,944
Morgan Stanley & Co., Inc.	$38,937,010
UBS Securities, LLC	$24,624,884

The value of Government Income Portfolio’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2008 is as follows:

Regular Broker / Dealer	Aggregate Holdings
Citigroup, Inc.	$20
Credit Suisse First Boston Corp.	$40,885,372

The value of Inflation Protected Bond Portfolio’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2008 is as follows:

Regular Broker / Dealer	Aggregate Holdings
Bank of America Corp.	$957,395
Citigroup, Inc.	$173,797
JPMorgan Chase & Co.	$2,109,324
Lehman Brothers, Inc.	$188,750
Morgan Stanley & Co., Inc.	$362,449

The value of GNMA Portfolio’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2008 is as follows:

Regular Broker / Dealer	Aggregate Holdings
—	$0

The value of Managed Income Portfolio’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2008 is as follows:

Regular Broker / Dealer	Aggregate Holdings
Bank of America	$22,112,973
Barclays Bank Plc	$1,180,757
Citigroup, Inc.	$50,886,628
Credit Suisse First Boston Corp.	$15,033,997
Goldman, Sachs & Co.	$8,414,765
JPMorgan Chase & Co.	$23,862,147
Lehman Brothers, Inc.	$9,765,121
Morgan Stanley & Co., Inc.	$14,039,145
UBS Securities, LLC	$5,372,715

The value of International Bond Portfolio’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2008 is as follows:

Regular Broker / Dealer	Aggregate Holdings
Bank of America	$16,137,743
Barclays Bank Plc	$1,956,042
Citigroup, Inc.	$1,186,227
Credit Suisse First Boston Corp.	$7,643,123
Deutsche Bank Securities, Inc.	$631,471
Goldman, Sachs & Co.	$4,198,764
JPMorgan Chase & Co.	$19,906,203
Lehman Brothers, Inc.	$7,178,891
Morgan Stanley & Co., Inc.	$3,538,228
UBS Securities, LLC	$1,420,677

The value of High Yield Bond Portfolio’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2008 is as follows:

Regular Broker / Dealer	Aggregate Holdings
Citigroup, Inc.	$16,053,366
JPMorgan Chase & Co.	$3,788,460

The value of Long Duration Bond Portfolio’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2008 is as follows:

Regular Broker / Dealer	Aggregate Holdings
Bank of America	$4,052,861
Barclays Bank Plc	$139,084
Citigroup, Inc.	$3,021,344
Credit Suisse First Boston Corp.	$470,157
Deutsche Bank Securities, Inc.	$517,248
Goldman, Sachs & Co.	$1,823,967
JPMorgan Chase & Co.	$6,586,143
Lehman Brothers, Inc.	$1,626,834
Morgan Stanley & Co., Inc.	$2,558,606
UBS Securities, LLC	$1,057,807

Other Potential Conflicts of Interest

The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), and The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Fund’s investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”), with respect to the Portfolios and/or other accounts managed by BlackRock, PNC or BAC Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms with approximately $1.307 trillion in assets under management as of December 31, 2008. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolios. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolios and their shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

BlackRock and its Affiliates, as well as the BAC Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as a Portfolio. One or more Affiliates and BAC Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on a Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolios. When BlackRock and its Affiliates or the BAC Entities seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in a Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or a Portfolio could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock or its Affiliates or a BAC Entity. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts.

BlackRock and its Affiliates or a BAC Entity and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on such Portfolio. As a result, prices, availability, liquidity and terms of a Portfolio’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC Entity or their clients, and transactions for a Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Portfolio’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or more Affiliates or BAC Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC Entities are performing services or when position limits have been reached.

In connection with its management of a Portfolio, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Portfolios. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Portfolio.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock or its Affiliates or a BAC Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of a Portfolio, and such party may have no incentive to assure that such Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock or its Affiliates or a BAC Entity. One or more Affiliates or BAC Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of a Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC Entities and may also enter into transactions with other clients of an Affiliate or BAC Entity where such other clients have interests adverse to those of a Portfolio.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC Entity to give advice to clients that may cause these clients to take actions adverse to the interests of a Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with BlackRock and its Affiliates or BAC Entities on an arms-length basis. BlackRock or its Affiliates or a BAC Entity may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC Entities.

One or more Affiliates or one of the BAC Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC Entity will be in its view commercially reasonable, although each Affiliate or BAC Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolios or their shareholders will be required, and no fees or other compensation payable by the Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate or BAC Entity of any such fees or other amounts.

When an Affiliate or BAC Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolios, the Affiliate or BAC Entity may take commercial steps in its own interests, which may have an adverse effect on the Portfolios. A Portfolio will be required to establish business relationships with its counterparties based on such Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC Entity, will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that a Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC Entities in evaluating a Portfolio’s creditworthiness.

Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC Entities) that furnish BlackRock, the Portfolios, other BlackRock client accounts or other Affiliates or BAC Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by the BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC Entity may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Portfolio’s expense ratio. BlackRock and its Affiliates or BAC Entities reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its Affiliates or by a BAC Entity could significantly reduce the asset size of a Portfolio’s, which might have an adverse effect on such Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a Portfolio may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC Entity has significant debt or equity investments or in which an Affiliate or BAC Entity makes a market. A Portfolio also may invest in securities of companies to which an Affiliate or a BAC Entity provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock or its Affiliates or a BAC Entity. In making investment decisions for a Portfolio, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC Entity may limit a Portfolio’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

BlackRock and its Affiliates and the BAC Entities, their personnel and other financial service providers have interests in promoting sales of the Portfolios. With respect to BlackRock and its Affiliates and BAC Entities and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC Entity and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Portfolio’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to a Portfolio’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Portfolio’s pricing vendors and/or fund accountants, there may be instances where a Portfolio’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Valuation of Portfolio Securities” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Portfolio’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Portfolios’ Board of Trustees. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio’s net asset value. As a result, a Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses.

BlackRock and its Affiliates or a BAC Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC Entities that are the same, different from or made at different times than positions taken for a Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Fund, BII and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Portfolio’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, trustees, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC Entity serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolios or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of clients (including the Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

Present and future activities of BlackRock and its Affiliates and BAC Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE AND REDEMPTION INFORMATION

The Fund has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Investor Shares

Purchase of Shares. The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for qualified employee benefit plans; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund’s investment adviser, sub-advisers, BII or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

Other Purchase Information. Shares of each Portfolio of the Fund are sold on a continuous basis by BII as distributor. BII maintains its principal offices at 40 East 52nd Street, New York, NY 10022. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a “Business Day”). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Unless a sales charge waiver applies, Investor B or Investor B1 shareholders of a Portfolio pay a contingent deferred sales charge if they redeem during the first six years after purchase, Investor B2 shareholders of a Portfolio pay a contingent deferred sales charge if they redeem during the first three years after purchase, and Investor C, Investor C1 or Investor C2 shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase. Investors expecting to redeem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A and Investor A1 Shares.

Dealer Reallowances. The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of certain of the Portfolios’ Investor A Shares. In cases where BII acts as dealer, it will not receive a placement fee on purchases of over $1 million of Investor A Shares. For the tables below, the reallowance or placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares in the Low Duration Bond Portfolio will result in a placement fee of .50% on the first $3 million and .25% on the final $1 million).

LOW DURATION BOND PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $50,000	2.75%
$50,000 but less than $100,000	2.50
$100,000 but less than $250,000	2.25
$250,000 but less than $500,000	1.50
$500,000 but less than $1,000,000	1.00
$1 million but less than $3 million	0.50
$3 million but less than $15 million	0.25
$15 million and above	0.15

*	BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

ENHANCED INCOME PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $50,000	2.75%
$50,000 but less than $100,000	2.50
$100,000 but less than $250,000	2.25
$250,000 but less than $500,000	1.50
$500,000 but less than $1,000,000	1.00
$1 million but less than $3 million	0.15
$3 million but less than $15 million	0.10
$15 million and above	0.05

*	BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INTERMEDIATE GOVERNMENT BOND, INTERMEDIATE BOND II, LONG DURATION BOND, TOTAL RETURN II, GNMA, GOVERNMENT INCOME AND MANAGED INCOME PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $25,000	3.75%
$25,000 but less than $100,000	3.50
$100,000 but less than $250,000	3.25
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	0.50
$3 million but less than $15 million	0.25
$15 million and above	0.15

*	BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INTERNATIONAL BOND AND HIGH YIELD BOND PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $25,000	3.75%
$25,000 but less than $100,000	3.50
$100,000 but less than $250,000	3.25
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	0.75
$3 million but less than $15 million	0.50
$15 million and above	0.25

*	BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INFLATION PROTECTED BOND PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $25,000	3.75%
$25,000 but less than $100,000	3.50
$100,000 but less than $250,000	3.25
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	0.15
$3 million but less than $15 million	0.10
$15 million and above	0.05

*	BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

During special promotions, the entire sales charge may be reallowed to dealers. Dealers who receive 90% or more of the sales charge may be deemed to be “underwriters” under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of BlackRock who provide sales support services. Furthermore, BII or BlackRock may, out of their assets and not as an additional charge to the Portfolios, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. BII or BlackRock may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable FINRA regulations. The compensation arrangements described above generally are made available to all qualified financial institutions, broker/dealers and salespersons when such arrangements are in effect, subject to applicable FINRA regulations.

The following special purchase plans result in the waiver or reduction of sales charges for Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares of each of the Portfolios.

Sales Charge Waivers For Each of the Portfolios—Investor A Shares

Qualified Plans. In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A Shares. BlackRock may pay placement fees to dealers, up to the following amounts, on purchases of Investor A Shares of all Portfolios by Qualified Plans:

Less than $3,000,000	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

For the table above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of up to 1.00% on the first $3 million and .50% on the final $1 million).

Other. The following persons associated with the Fund, the Fund’s investment adviser, sub-advisers, distributors, fund accounting agent or transfer agent and their affiliates may buy Investor A Shares of each of the Portfolios without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners; (b) employees and retirees; (c) representatives of firms who have entered into selling agreements to distribute shares of BlackRock-advised funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). The following persons may also buy Investor A Shares without paying a sales charge: (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) MetLife employees. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

The CDSC related to purchases of $1,000,000 or more of Investor A Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Reduced Sales Charges For Each of the Portfolios—Investor A and Investor A1 Shares

Because of reductions in the front-end sales charge for purchases of Investor A or Investor A1 Shares aggregating $25,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A or Investor A1 Shares. In any event, the Fund will not accept a purchase order of $50,000 or more for Investor B Shares or $500,000 or more for Investor C Shares.

Quantity Discounts. Larger purchases may reduce the sales charge price. Upon notice to the investor’s broker or the transfer agent, purchases of Investor A or Investor A1 Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse and their children under the age of 21; or (b) a trustee or fiduciary of a single trust estate or single fiduciary account.

Right of Accumulation. Under the Right of Accumulation, the current value of an investor’s existing Investor A, A1, B, B1, B2, C, C1, C2 and Institutional Shares in any Portfolio may be combined with the amount of the investor’s current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of Investor A, A1, B, B1, B2, C, C1, C2 or Institutional Shares must be called to the attention of PNC GIS by the investor at the time of the current purchase.

Reinstatement Privilege. Upon redemption of Investor A, Investor A1 or Institutional shares, you may reinvest the redemption proceeds in Investor A Shares of the SAME Portfolio without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided the Investor A Share class of that Portfolio is currently open to new investors or the shareholder has a current account in that closed Portfolio. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, PNC GIS must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time the purchase is made. An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.

Letter of Intent. An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in Investor A, B, C or Institutional Shares which, if made at one time, would qualify for a reduced sales charge. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PNC GIS, and the investor must instruct PNC GIS upon making subsequent purchases that such purchases are subject to a Letter of Intent.

During the term of a Letter of Intent, the Fund’s transfer agent will hold Investor A Shares representing up to 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PNC GIS, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

Investor B, Investor B1 and Investor B2 Shares

Investor B and Investor B1 Shares of the Portfolios are subject to a deferred sales charge if they are redeemed within six years of purchase, and Investor B2 Shares of the Portfolios are subject to a deferred sales charge if they are redeemed within three years of purchase. Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor B, Investor B1 or Investor B2

Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor C, Investor C1 and Investor C2 Shares.

Investor C, Investor C1 and Investor C2 Shares

Investor C, Investor C1 and Investor C2 Shares of the Portfolios are subject to a deferred sales charge of 1% based on the lesser of the original cost or the net asset value of the Investor C, Investor C1 or Investor C2 Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally immediately receive commissions equal to 1% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C, Investor C1 or Investor C2 Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor B, Investor B1 and Investor B2 Shares.

Investor B and Investor C Shares

Shareholders of BlackRock Senior Floating Rate Fund, Inc. (“SFR”) and BlackRock Senior Floating Rate Fund II, Inc. (“SFR II” and together with SFR, the “Funds”) are permitted to invest the proceeds from tender offers conducted by the Funds in Investor B Shares or Investor C Shares, respectively, of Portfolios that currently offer such shares. The holding period for shares held in SFR will be tacked onto the holding period for calculating any applicable contingent deferred sales charge on redemptions of Investor B shares and the holding period for shares held in SFR II will be tacked onto the holding period for calculating any applicable contingent deferred sales charge on redemptions of Investor C shares. Further, the three year/3.00% early withdrawal charge that currently applies to shares of SFR and the one year/1.00% early withdrawal charge that currently applies to shares of SFR II will apply to any Investor B or Investor C Shares acquired through the exercise of this reinvestment privilege.

Exemptions from and Reductions of the Contingent Deferred Sales Charge

Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares. The contingent deferred sales charge on Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares of the Portfolios is not charged in connection with: (1) redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C2 and Investor C2 Shares purchased through certain authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (4) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (5) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares; (6) involuntary redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares in accounts with low balances as described in “Redemption of Shares” below; (7) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (8) redemptions related to the payment of PFPC custodial IRA fees; and (9) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no contingent deferred sales charge is charged on Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares acquired through the reinvestment of dividends or distributions.

Investor B Shares of the Intermediate Government Bond and Managed Income Portfolios purchased from December 1, 1999, to December 31, 1999, are subject to a CDSC at the rates shown in the chart below:

Number of Years Elapsed Since Purchase	Contingent Deferred Sales Charge (as % of Dollar Amount Subject to the Charge)
Up to one year	3.50%
More than one but less than two years	3.00
More than two but less than three years	2.00
More than three but less than four years	1.00
More than four years	0.00

When an investor redeems Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

Shareholder Features

Exchange Privilege. The exchange of Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

A shareholder wishing to make an exchange may do so by sending a written request to the Fund c/o PNC GIS at the following address: PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PNC GIS. This form is available from PNC GIS. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PNC GIS in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

The Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and BII will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and BII will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

Automatic Investment Plan (“AIP”). Investor Share shareholders and certain Service Share shareholders who were shareholders or the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PNC GIS. The minimum pre-authorized investment amount is $50.

Systematic Withdrawal Plan (“SWP”). The Fund offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No contingent deferred sales charge will be assessed on redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders—Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund (which includes the Fund and other funds as designated by BII from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

Redemption of Shares. Redemptions may be made in the manner and amounts described in the Prospectuses. Signatures, when required, must conform exactly to the account registration. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PNC GIS in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Computation of Public Offering Prices for Investor A Shares of the Portfolios.

An illustration of the computation of the public offering price per Investor A Share of the respective Portfolios, based on the value of such Portfolios’ net assets as of September 30, 2008 follows:

	Enhanced Income Portfolio	Low Duration Bond Portfolio	Intermediate Government Bond Portfolio	Intermediate Bond Portfolio II	Total Return Portfolio II	Government Income Portfolio
Net Assets	$1,949,771.96	$78,813,411.02	$244,461,380.80	$47,157,473.30	$220,136,557.76	$773,274,966.54
Outstanding Shares	219,433.129	8,435,608.976	23,619,888.643	5,397,521.506	25,527,397.696	76,161,332.689

Net Asset Value Per Share	$8.89	$9.34	$10.35	$8.74	$8.62	$10.15
Maximum Sales Charge, 4.00% of offering price (3.00% for Enhanced Income Portfolio and Low Duration Bond)	0.27	0.29	0.43	0.36	0.36	0.42

Offering to Public	$9.16	$9.63	$10.78	$9.10	$8.98	$10.57

The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2008 was as follows: Enhanced Income Portfolio 3.04%; Low Duration Bond Portfolio 3.10%; Intermediate Government Bond Portfolio 4.15%; Intermediate Bond Portfolio II 4.12%; Total Return Portfolio II 4.18%; and Government Income Portfolio 4.14%.

	Inflation Protected Bond Portfolio	GNMA Portfolio	Managed Income Portfolio	International Bond Portfolio	High Yield Bond Portfolio	Long Duration Bond Portfolio
Net Assets	$209,191,505.62	$61,896,488.67	$18,297,827.73	$138,911,863.21	$592,845,483.51	$391,158.87
Outstanding Shares	20,974,634.010	6,328,603.614	1,991,525.203	12,386,297.519	89,660,454.636	43,373.437
Net Asset Value Per Share	$9.97	$9.78	$9.19	$11.21	$6.61	$9.02
Maximum Sales Charge, 4.00% of offering price	0.42	0.41	0.38	0.47	0.28	0.38

Offering to Public	$10.39	$10.19	$9.57	$11.68	$6.89	$9.40

The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2008 was as follows: Inflation Protected Bond Portfolio 4.12%; GNMA Portfolio 4.19%; Managed Income Portfolio 4.13%; International Bond Portfolio 4.19%; High Yield Bond Portfolio 4.24%; and Long Duration Bond Portfolio 4.21%.

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2008 were as follows:

Portfolios	Front-End Sales Charges
Enhanced Income	$758
Low Duration Bond	103,446
Intermediate Government Bond	92,246
Intermediate Bond II	161,398
Total Return II	986,856
Government Income	259,823
Managed Income	24,936
Inflation Protected Bond	1,127,558
GNMA	218,184
High Yield Bond	280,226
International Bond	173,145
Long Duration Bond	5,099

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2007 were as follows:

Portfolios	Front-End Sales Charges
Enhanced Income	$323
Low Duration Bond	38,501
Intermediate Government Bond	53,308
Intermediate Bond II	31,965
Total Return II	246,967
Government Income	150,301
Managed Income	7,037
Inflation Protected Bond	22,639
GNMA	23,526
High Yield Bond	504,893
International Bond	53,204

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2006 were as follows:

Portfolios	Front-End Sales Charges
Enhanced Income	$18
Low Duration Bond	17,595
Intermediate Government Bond	44,963
Intermediate Bond II	44,696
Total Return II	134,334
Government Income	282,348
Managed Income	26,788
Inflation Protected Bond	33,208
GNMA	51,922
High Yield Bond	483,780
International Bond	170,092

Institutional and BlackRock Shares

Purchase of Shares. Employees, officers and directors/trustees of BlackRock Inc., BlackRock Funds, The PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch and Co, Inc. (“Merrill Lynch”) or their respective affiliates may buy BlackRock or Institutional Shares of the Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional and BlackRock Shares and may suspend and resume the sale of shares of any Portfolio at any time.

Institutional Shares of the Portfolios may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional and BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Service Shares

Redemption of Shares. The Fund may redeem Service Shares in any Portfolio account if the account balance drops below the required minimum initial investment as the result of redemption requests and the shareholder does not increase the balance to at least the required minimum initial investment upon 60 days’ written notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolio to the extent necessary to maintain the minimum balance required.

The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund:

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PNC GIS in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administer.

If shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, the Fund will honor requests by any person by telephone at (800) 441-7762 or other means. The Fund reserves the right to terminate these redemptions privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above.

Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures described in this section.

DCC&S. Qualified Plans may be able to invest in shares of the Portfolios through the Defined Contribution Clearance and Settlement system (“DCC&S”) of the National Securities Clearing Corporation. Institutions qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators. Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.

R Shares

Purchase of Shares. R Shares are available only to certain authorized qualified employee benefit plans. The minimum investment for the initial purchase of R Shares is $100; there is a $50 minimum for subsequent investments.

Other Purchase Information. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of the Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Redemption of Shares. Redemptions may be made in the manner and amounts described in the Prospectuses.

Payment of Redemption Proceeds

The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the 1940 Act.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Dividends and Distributions

Each of the Bond Portfolios will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PNC GIS, and will become effective with respect to dividends paid after its receipt by PNC GIS. Each Portfolio declares a dividend each day on “settled” shares (i.e., shares for which the particular Portfolio has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolio’s net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within ten business days after the end of the month. Net short-term capital gains, if any, will be distributed at least annually and will be taxed as ordinary income. The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees. The Portfolios do not expect to realize net long-term capital gains.

Dividends are reinvested in additional full and fractional Investor Shares of the same class on which the dividends are paid, unless a shareholder elects to receive dividends in cash. Such election, or any revocation thereof, must be made in writing to PNC GIS, and will become effective with respect to dividends paid after receipt by PNC GIS.

VALUATION OF PORTFOLIO SECURITIES

Valuation of Shares. The net asset value for each class of shares of each Portfolio is generally calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open. Valuation of securities held by each Portfolio is as follows:

Equity Investments. Securities traded on a recognized securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; if a security is traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used; securities traded on a recognized securities exchange for which there were no sales on that day are valued at the last bid (long position) or ask (short position) price. If a Portfolio holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board; the amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser determines such method does not represent fair value; floating rate loan interests are generally valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from an independent third-party pricing service. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services who make a valuation determination by securing observed transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded; an exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price; if no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Swap agreements and other derivatives are generally are valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each Portfolio’s books at their face value.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Fund’s Board as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by a Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by BlackRock (its delegate). Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Portfolios may be traded on non-U.S. exchanges or over-the-counter markets on days on which a Portfolio’s net asset value is not calculated. In such cases, the net asset value of a Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of that Portfolio.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Portfolio’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded), or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing a Portfolio’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by a Portfolio. On any date the NYSE is open and the primary exchange on which a foreign asset is traded is closed, such asset will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset, in which case such asset would be treated as a Fair Value Asset. For certain non-U.S. securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant non-U.S. markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Portfolio’s pricing time.

BlackRock’s Pricing Group, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, BlackRock’s Pricing Group periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock’s portfolio managers, to regularly evaluate the values assigned to the securities and other assets held by the Portfolios. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio’s net asset value. As a result, a Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

TAXES

The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

Each Portfolio of the Fund has elected and intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, each Portfolio generally is exempt from federal income tax on its investment company taxable income, as that term is defined in the Code without regard to the deduction for dividends paid, and net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income and (b) 90% of its net tax-exempt interest income, if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from (a) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or non-U.S. currencies (including, but not limited to, gains from forward non-U.S. currency exchange contracts), or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “Income Requirement”).

It is possible that certain partnerships in which a Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in partnerships, including MLPs, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio generally has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers of which 20% or more of the voting stock is held by the Portfolio and which are engaged in the same or similar or related trades or businesses, or in any one or more Qualified Publicly Traded Partnerships.

Distributions of investment company taxable income from a Portfolio will generally be taxable (other than qualified dividend income and the possible allowance of the dividends-received deduction described below) to shareholders as ordinary income to the extent of that Portfolio’s earnings and profits, regardless of whether such distributions are paid in cash or are reinvested in shares. However, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by a Portfolio as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains. Dividends treated as qualified dividend income are not actually treated as capital gains and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. A Portfolio will notify shareholders of the amount of any distribution that may constitute qualified dividend income not later than 60 days after the close of its taxable year. If a Portfolio receives 95% or more of its gross income (as defined for that purpose) from qualified dividend income, all the Portfolio’s distributions may be classified as qualified dividend income, provided holding period and other requirements are met by both the shareholders and the Portfolio. Otherwise, only a portion of a Portfolio’s distributions may be eligible for classification as qualified dividend income. A Portfolio may designate such distributions as qualified dividend income only to the extent the Portfolio has qualified dividend income for the taxable year in which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain

non-U.S. corporations. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date, and should have a cost basis in the shares received equal to such amount.

Distributions paid by a Portfolio that are designated as exempt-interest dividends will not be subject to regular federal income tax.

Each Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year. Such distributions that are designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares. If a Portfolio retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders, and each shareholder will (i) be required to include in income for federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) be entitled to credit its proportionate share of tax paid by the Portfolio against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) increase its basis in its shares of the Portfolio by an amount equal to the difference between its proportionate share of such gains and the amount of tax paid on such shareholder’s behalf by the Portfolio.

Distributions by a Portfolio that exceed current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2010. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

A shareholder will generally recognize gain or loss on the sale, exchange or redemption of a Portfolio’s shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of such Portfolio within 30 days before or after the sale, exchange or redemption. Any gain or loss arising from the sale, exchange or redemption of shares of a Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any loss incurred on the sale or exchange of a Portfolio’s shares, held six months or less, will be disallowed to the extent of exempt-interest dividends received with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Each Portfolio may engage in hedging or derivatives transactions involving non-U.S. currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on non-U.S. currencies)

and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Portfolio to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Each Portfolio may make investments in zero coupon bonds or other discount securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the bond at maturity over its issue price). Zero coupon bonds do not provide for periodic interest payments and therefore produce income that is not matched by a corresponding cash distribution. Any such income would be treated as income earned by a Portfolio and would be subject to the Distribution Requirement and taken into account for purposes of the 4% excise tax (discussed below). As a result, such Portfolio may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to be able to make distributions to its investors.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If a Portfolio purchases shares in a “passive foreign investment company” (a “PFIC”), such Portfolio may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Portfolio. In order to make this election, a Portfolio would be required to obtain certain annual information from the PFICs in which it invests which may be difficult or impossible to obtain. Alternatively, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. The election is made separately for each PFIC held and, once made, would be effective for all subsequent taxable years, unless revoked with consent from the Internal Revenue Service. Under either election, a Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below). Dividends paid by PFICs will not be treated as qualified dividend income.

Investment income that may be received by certain of the Portfolios from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Portfolio to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the total assets at the close of the taxable year of a Portfolio consists of stock or securities of non-U.S. corporations, such Portfolio may elect to “pass through” to the Portfolio’s shareholders the amount of foreign taxes paid by such Portfolio. If a Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as non-U.S. source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from non-U.S. sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, such Portfolio must also meet this holding period requirement with respect to its non-U.S. stocks and securities in order for “creditable” taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Ordinary income dividends paid by a Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of “qualifying dividends” received by the Portfolio from domestic corporations for the taxable year. A dividend received by a Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that the Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Portfolio.

If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable as ordinary dividends to the extent of such Portfolio’s current and accumulated earnings and profits. Such distributions will generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

The Fund will be required in certain cases to withhold and remit to the United States Treasury a portion of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an “exempt recipient.”

For foreign shareholders of a Portfolio, a distribution attributable to the Portfolio’s sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Portfolio’s assets is invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of a Portfolio’s assets are invested in REITs and other U.S. real property holding corporations.

Disposition of Portfolio shares by foreign shareholders on or before December 31, 2009, will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Portfolio’s assets are invested in REITs and other U.S. real property holding corporations, the Portfolio is not domestically controlled, and the foreign shareholder owns more than 5% of the outstanding shares of the Portfolio at any time during the five-year period ending on the date of disposition.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Portfolio’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of a Portfolio’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Portfolio has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2009, in redemption of a foreign shareholder’s shares of the Portfolio will cause the Portfolio to recognize gain. If a Portfolio is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Portfolio’s adjusted bases to the extent of the greatest foreign ownership percentage of the Portfolio during the five-year period ending on the date of redemption for redemptions.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Portfolio’s “qualified net interest income” (generally, a Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Portfolio’s “qualified short-term capital gains” (generally, the excess of a Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, a Portfolio may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2010, distributions that a Portfolio designates as “short-term capital gains dividends” or “long-term capital gains dividends” may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder.

Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Portfolios each year.

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Although each Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisers about state and local tax consequences, which may differ from the federal income tax consequences described above.

ADDITIONAL INFORMATION CONCERNING SHARES

Shares of each class of each Portfolio of the Fund bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan. Each share of a Portfolio of the Fund has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio’s assets that are declared in the discretion of the Board of Trustees. The Fund’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund’s outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Fund.

There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund’s Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund. As stated herein, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

The Funds’ Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares. Upon any liquidation of a Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

MISCELLANEOUS

The Fund. The Fund was organized as a Massachusetts business trust on April 26, 2007 and is registered under the 1940 Act as an open end, management investment company. Each of the Portfolios except the Inflation Protected Bond Portfolio is diversified.

Counsel. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 serves as the Fund’s counsel.

Independent Registered Public Accountant. Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accountant.

Shareholder Ownership. The name, address and percentage ownership of each person that on January 2, 2009, owned of record or beneficially 5% or more of the outstanding shares of a Portfolio that had commenced operations are set forth on Appendix D.

Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, a “majority of the outstanding shares” of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2008 (the “2008 Annual Report”) are incorporated in this Statement of Additional Information by reference. No other parts of the 2008 Annual Report are incorporated by reference herein. The financial statements included in the 2008 Annual Report have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon Deloitte & Touche LLP’s authority as experts in accounting and auditing. Additional copies of the 2008 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” – Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” – Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” – Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

“B” – Issue has only a speculative capacity for timely payment.

“C” – Issue has a doubtful capacity for payment.

“D” – Issue is in payment default.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” – Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” – Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3” – Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” – Issuer does not fall within any of the Prime rating categories.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1+” – Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

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“F-1” – Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2” – Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3” – Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

“F-S” – Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

“D” – Securities are in actual or imminent payment default.

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” – This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA” – Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” – Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” – Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB,” “B,” “CCC,” “CC” and “C” – Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” – Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B” – Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

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“CCC” – Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” – This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” – This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” – This rating is reserved for income bonds on which no interest is being paid.

“D” – Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” – This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” – Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” – Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” – Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

A-3

“Ba,” “B,” “Caa,” “Ca,” and “C” – Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (—) – Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) – When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” – Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” – Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” – Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” – Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB,” “B,” “CCC,” “CC,” “C,” “DDD,” “DD,” and “D” – Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

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Municipal Note Ratings

A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s Ratings Group for municipal notes:

“SP-1” – The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/“VMIG-1” – Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/“VMIG-2” – Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

“MIG-3”/“VMIG-3” – Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“MIG-4”/“VMIG-4” – Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

“SG” – Loans bearing this designation are of speculative quality and lack margins of protection.

Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

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APPENDIX B

Certain Portfolios of the Fund may enter into futures transactions. These transactions are described in this Appendix.

Futures Contracts

If so provided in the Prospectus relating to a particular Portfolio, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and non-U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any non-U.S. government fixed-income security, on various currencies and on such indices of U.S. and non-U.S. securities as may exist or come into existence.

A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the non-U.S. currency) underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a future contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

Margin

If a Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Portfolio upon the proper termination of the futures contract.

The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin

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payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser to a Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

Options on Futures Contracts

A Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a Portfolio’s securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by a Portfolio’s adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin. The absence of a liquid market in futures contracts might cause a Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if a

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Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio’s ability to effectively hedge its portfolio.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-U.S. commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Greater margin requirements may limit a Portfolio’s ability to enter into certain commodity transactions on non-U.S. exchanges. Moreover, differences in clearance and delivery requirements on non-U.S. exchanges may occasion delays in the settlement of a Portfolio’s transactions effected on non-U.S. exchanges.

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, a Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by a Portfolio.

Accounting Treatment

Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.

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Appendix C

Proxy Voting Policies

For The BlackRock-Advised Funds

June, 2008

Copyright © 2008 BlackRock, Inc.

All rights reserved.

I.	Introduction

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1 When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.2 It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

[1]

Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

[2]

Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

II.	Proxy Voting Policies

A. Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F. Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G. Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H. Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

III.	Reports to the Board

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

APPENDIX D

Shareholder Ownership

5% Shareholders

01.02.09

BR Enhanced Income Fund

Name	Address	Percentage and Class
**UBS Financial Services inc. FBO	PO Box 3321	19.83% of Investor A
UBS-Finsvc CDN FBO	1000 Harbor Blvd.
David Chapman Smith	Weehawken, NJ 07086-8154

**UBS Financial Services inc. FBO	PO Box 3321	14.58% of Investor A
UBS-Finsvc CDN FBO	1000 Harbor Blvd.
Scot B Barker	Weehawken, NJ 07086-8154

**UBS Financial Services inc. FBO	5431 E 17th Ave	9.34% of Investor A
Joan P Smith Premier	Denver, CO 80220-1434

**Saxon and Co	PO Box 7780-1888	99.69% of Institutional
Philadelphia, PA 19182

**Bank of New York	2 Hanson Place 6th Floor	99.99% of BlackRock Class
Wendel & CO Mutual Fund Reorg Dept.	Brooklyn, NY 11217-1431
Mutual Fund Reorg Department

**NFS LLC FEBO	17802 Hickory Moss Place	50.37% of Service Class
NFS/FMTC Rollover IRA	Tampa, FL 33647
FBO Gregory A Freeman

**NFS LLC FEBO	111 Asbury Drive	49.54% of Service Class
Dr William A Eakin	Chattanooga, TN 37411
Joyce B Eakin JTWROS
Bruce D Eakin

**	Record holders that do not beneficially hold the shares.

5% Shareholders

01.02.09

BR GNMA Portfolio

Name	Address	Percentage and Class
**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor	34.91% of Investor A
Jacksonville, FL 32246-6484

**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor	5.31% of Investor A
New York, NY 10001

**Morgan Stanley & Co.	Harborside Financial Center	5.01% of Investor A
Plaza II 3rd Floor
Jersey City, NJ 07311

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor	61.43% of Investor B
Jacksonville, FL 32246-6484

**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760	5.11% of Investor B

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor	77.24% of Investor C
Jacksonville, FL 32246-6484

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor	42.89% of Institutional
Jacksonville, FL 32246-6484

**Saxon and Co	PO Box 7780-1888	30.14% of Institutional
Philadelphia, PA 19182

**NFS LLC FEBO	PO Box 3500	46.40% of BlackRock
Park National Bank	Newark, OH 43058-3500

Jeff Cucunato	402 Cedar Lane	14.19% of BlackRock
Sands Point, NY 11050-0000

**Wells Fargo Investments LLC	625 Marquette Ave S 13th Floor	13.02% of BlackRock
Minneapolis, MN 55402

**Wells Fargo Investments LLC	625 Marquette Ave S 13th Floor	12.80% of BlackRock
Minneapolis, MN 55402

**Wells Fargo Investments LLC	625 Marquette Ave S 13th Floor	10.39% of BlackRock
Minneapolis, MN 55402

**Saxon and Co	PO Box 7780-1888	50.95% of Service Class
Philadelphia, PA 19182

**Charles Schwab & Co Inc	101 Montgomery St.	32.24% of Service Class
Reinvest Account	San Francisco, CA 94104-4122

**	Record holders that do not beneficially hold the shares.

5% Shareholders

01.02.09

BR Government Income Portfolio

Name	Address	Percentage and Class
**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor	66.66% of Investor A
Jacksonville, FL 32246-6484

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor	46.43% of Investor B
Jacksonville, FL 32246-6484

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor	94.10% of Investor B1
Jacksonville, FL 32246-6484

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor	67.58% of Investor C
Jacksonville, FL 32246-6484

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor	96.49% of Investor C1
Jacksonville, FL 32246-6484

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor	96.36% of Institutional
Jacksonville, FL 32246-6484

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor	99.31% of Class R
Jacksonville, FL 32246-6484

Ralph D Mendenhall	35 Red Oak Dr.	92.11% of BlackRock
Coatesville, PA 19320-1261

Gassia Mandjian	250 Gorge Rd. Apt 23G	7.89% of BlackRock
Cliffside Park, NJ 07010-1311

**Wells Fargo Bank NA FBO	PO Box 1533	57.96% of Service Class
Retirement Plan SVCS	Minneapolis, MN 55480

**Orchard Trust Co TTEE	8515 E Orchard Rd. 2T2	23.04% of Service Class
Employee Benefits Clients	Greenwood Village, CO 80111

**	Record holders that do not beneficially hold the shares.

5% Shareholders

01.02.09

BR High Yield Bond Portfolio

Name	Address	Percentage and Class
**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	8.41% of Investor A

**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001	6.00% of Investor A

**NFS LLC FEBO BONY Custodian for PAS US Income Opportunities FOF	90 Washington Street 11th Floor New York, NY 10286	5.94% of Investor A

**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001	19.38% of Investor B

**Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	12.64% of Investor B

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	11.96% of Investor B

**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760	6.98% of Investor B

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	84.18% of Investor B1

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	47.58% of Investor C

**Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	8.52% of Investor C

**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001	8.37% of Investor C

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	91.68% of Investor C1

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	53.94% of Institutional

**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	12.06% of Institutional

**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001	7.05% of Institutional

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	89.18% of Class R

**KPMG Retirement Plan c/o Bank of New York Trustee	One Wall Street New York, NY 10086	13.82% of BlackRock

Name	Address	Percentage and Class
**UNUM Provident Corporation	1 Fountain Square 6N Chattanooga, TN 37402	13.13% of BlackRock

**Mac & Co FBO Pricewaterhouse Mutual Fund Ops	525 William Penn Pl PO Box 3198 Pittsburgh, PA 15230-3198	9.43% of BlackRock

**The Northern Trust Co. as Custodian FBO Merrill Lynch as Trustee FBO Amgen 401(K)	PO Box 92994 Chicago, IL 60675-2994	8.31% of BlackRock

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	5.61% of BlackRock

**Mac & Co FBO Pricewaterhouse Mutual Fund Ops	525 William Penn Pl PO Box 3198 Pittsburgh, PA 15230-3198	5.34% of BlackRock

**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	79.79% of Service Class

**IBT as Trustee for Hormel Foods Corp Plans	PO Box 9130 Boston, MA 02117-9130	7.08% of Service Class

*IBT Trst FBO Hormel Foods Corp Plans	PO Box 9130 Boston, MA 02117	5.03% of Service Class

**	Record holders that do not beneficially hold the shares.

5% Shareholders

01.02.09

BR Inflation Protected Fund

Name	Address	Percentage and Class
**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	21.65% of Investor A

**Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	21.36% of Investor A

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	79.68% of Investor B

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	62.35% of Investor C

**Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	8.84% of Investor C

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	57.82% of Institutional

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	18.25% of Institutional

**NFS LLC FEBO The Northern Trust Company	PO Box 92956 Chicago, IL 60675	5.06% of Institutional

**BlackRock Funds Inc LLC Moderate Prepared Portfolio	100 Bellevue Parkway Wilmington, DE 19809	34.60% of BlackRock

**BlackRock Funds Inc LLC Conservative Prepared Portfolio	100 Bellevue Parkway Wilmington, DE 19809	26.62% of BlackRock

**BlackRock Funds Inc LLC Growth Prepared Portfolio	100 Bellevue Parkway Wilmington, DE 19809	13.72% of BlackRock

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	13.66% of BlackRock

**Wells Fargo Bank NA FBO Saturno Foundation	PO Box 1533 Minneapolis, MN 55480	8.70% of Service Class

**Wells Fargo Bank NA FBO Saturno Bros. Itl Orp Fdn	PO Box 1533 Minneapolis, MN 55480	6.23% of Service Class

**	Record holders that do not beneficially hold the shares.

5% Shareholders

01.02.09

BR Intermediate Bond Portfolio II

Name	Address	Percentage and Class
**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	30.41% of Investor A

State Street Bank & Trust Co. FBO ADP/MSDW ALLIANCE	105 Rosemont Road Westwood, MA 02090	8.06% of Investor A

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	7.81% of Investor A

Nationwide Bank Trust FSB C/O IPO Portfolio Accounting	PO Box 182029 Columbus, OH 43218-2029	6.57% of Investor A

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	46.75% of Investor B

**CitiGroup Global Markets Inc.	333 West 34th Street-3rd Floor New York, NY 10001	10.18% of Investor B

**Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	8.18% of Investor B

**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760	6.93% of Investor B

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	58.61% of Investor C

**Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	8.70% of Investor C

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	38.41% of Institutional

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	37.96% of Institutional

**Charles Schwab & Co Inc Reinvest Account	101 Montgomery St. San Francisco, CA 94104-4122	17.73% of Institutional

**The Bank of New York FBO University of Arkansas Foundation	111 Sanders Creek PKWY East Syracuse, NY 13057-1382	37.86% of BlackRock Class

**CitiBank NA TTEE NYU Hospital Center Retirement Plan	111 Wall Street 14th Floor New York, NY 10005	18.68% of BlackRock Class

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	8.85% of BlackRock Class

**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	7.99% of BlackRock Class

Name	Address	Percentage and Class
Convent of Sisters of Saint Joseph Mount Saint Joseph Convent	9701 Germantown Avenue Philadelphia, PA 191182693	6.74% of BlackRock Class

**Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	78.5% of Service Class

**Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program	100 Heritage Reserve Menomonee Falls, WI 53051	17.89% of Service Class

**	Record holders that do not beneficially hold the shares.

5% Shareholders

01.02.09

BR Intermediate Government Bond Portfolio

Name	Address	Percentage and Class
**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	29.37% of Investor A

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	28.98% of Investor B

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	68.20% of Investor C

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	72.09% of Institutional

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	9.61% of Institutional

**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	8.78% of Institutional

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	66.63% of Service Class

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	15.89% of Service Class

**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	5.55% of Service Class

**	Record holders that do not beneficially hold the shares.

5% Shareholders

01.02.09

BR International Bond Portfolio

Name	Address	Percentage and Class
**Charles Schwab & Co Inc	101 Montgomery St. San Francisco, CA 94104-4122	17.45% of Investor A

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	9.29% of Investor A

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	17.73% of Investor B

**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001	15.07% of Investor B

**Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	7.95% of Investor B

**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760	6.60% of Investor B

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	34.53% of Investor C

**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001	17.34% of Investor C

**Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	5.78% of Investor C

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	39.95% of Institutional

**Charles Schwab & Co Inc	101 Montgomery St. San Francisco, CA 94104-4122	13.95% of Institutional

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	5.22% of Institutional

**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001	5.07% of Institutional

**Charles Schwab & Co Inc	101 Montgomery St. San Francisco, CA 94104-4122	21.62% of BlackRock

**Bank of America NA	411 N Akard St. Dallas, TX 75201-3307	19.22% of BlackRock

**Credit Suisse Capital LLC	11 Madison Ave New York, NY 10010-3643	6.97% of BlackRock

**Knotfloat & Co	1200 Crown Colony Dr. Quincy, MA 02169-0000	6.35% of BlackRock

Name	Address	Percentage and Class

**BlackRock Funds Inc LLC Moderate Prepared Portfolio	100 Bellevue Parkway Wilmington, DE 19809	6.21% of BlackRock

**Fidelity Investments Institutional OP CO INC FIIOC AS Agent for Certain Employee Ben Plan	100 Magellan Way (KW1C) Covington, KY 41015-0000	6.08% of BlackRock

Prudential Investment Mgts Service FBO Mutual Fund Clients	100 Mulberry Street 3 Gateway Center Floor 11 Mail Stop NJ 05-11-20 Newark, NJ 07102	31.97% of Service Class

**Charles Schwab & Co Inc	101 Montgomery St. San Francisco, CA 94104-4122	16.06% of Service Class

**State Stree Trst FBO Arkansas Diamond Def Comp Plan	1 Lincoln St Boston, MA 02111-0000	9.51% of Service Class

**Brown Brothers Harriman & Co	525 Washington Blvd. Jersey City, NJ 07310	8.35% of Service Class

**	Record holders that do not beneficially hold the shares.

5% Shareholders

01.02.09

BR Long Duration Bond Fund

Name	Address	Percentage and Class
**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	84.17% of Investor A

The Northern Trust Company MTD PNC Advisors A/C # 2219259	PO Box 92956 Chicago, IL 60675-2956	97.56% of Institutional

Cablevision Retirement Plan Trust	82 Devonshire St. Boston, MA 02109-3605	36.23% of BlackRock Class

**Wells Fargo Bank NA FBO ESCO DB - Mutual Fund, LP, LLC	PO Box 1533 Minneapolis, MN 55480	20.16% of BlackRock Class

Cincinnati Bell Pension Plans Trust	221 E 4th St Atrium 2 103-1160 Cincinnati, OH 45202-0000	19.35% of BlackRock Class

**Merrill Lynch Bank & Trust Co Cayman LTD TTEE Merrill Lynch Third Country National Pension Plan	222 Broadway 12th FL New York, NY 10038-2510	18.42% of BlackRock Class

**Wells Fargo Bank NA FBO Herman Miller, INC Ret. INC - MF	PO Box 1533 Minneapolis, MN 55480	5.83% of BlackRock Class

**	Record holders that do not beneficially hold the shares.

5% Shareholders

01.02.09

BR Low Duration Bond Fund

Name	Address	Percentage and Class
**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	27.73% of Investor A

**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001	6.28% of Investor A

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	93.35% of Investor A1

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	36.65% of Investor B

**Morgan Stanley & Co	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	17.16% of Investor B

**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001	9.64% of Investor B

**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760	8.36% of Investor B

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	90.52% of Investor B1

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	90.72% of Investor B2

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	60.14% of Investor C

**Morgan Stanley & Co	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	8.30% of Investor C

**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001	6.55% of Investor C

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	95.17% of Investor C1

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	95.31% of Investor C2

**Saxon and Co FBO 40-40-090-9999464	PO Box 7780-1888 Philadelphia, PA 19182	53.16% of Institutional

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	23.17% of Institutional

Mason Tenders District Council Welfare Fund	520 8th Ave RM 600 New York, NY 10018-4196	17.73% of Class BlackRock

Name	Address	Percentage and Class
Mason Tenders District Council Annuity Fund	520 8th Ave RM 600 New York, NY 10018-4196	15.74% of Class BlackRock

**Saxon and Co FBO 40-40-090-9999464	PO Box 7780-1888 Philadelphia, PA 19182	14.83% of Class BlackRock

Capinco C/O US BANK	PO Box 1787 Milwaukee, WI 53201-1787	10.71% of Class BlackRock

Lanlex No. 65 PTY Limited in Liquidation	GPO Box 9814 Sydney NSW 2001 0 Australia	9.85% of Class BlackRock

Iowa State University Foundation	2505 University Blvd PO Box 2230 Ames, IA 50010-2230	8.34% of Class BlackRock

The Chase Manhattan Bank General Cable Corp/Employee Retirement Master Trust	3 Metrotech Center 6th Floor Brooklyn, NY 11245-0001	7.65% of Class BlackRock

**Morgan Stanley & Co	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	91.93% of Service Class

**	Record holders that do not beneficially hold the shares.

5% Shareholders

01.02.09

BR Managed Income Fund

Name	Address	Percentage and Class
**Saxon and Co FBO 20-01-302-9912426	PO Box 7780-1888 Philadelphia, PA 19182	26.90% of Investor A

**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760	26.62% of Investor A

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	11.71% of Investor A

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	41.15% of Investor B

**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760	23.71% of Investor B

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	67.41% of Investor C

**CitiGroup Global Markets Inc.	333 West 34th Street-3rd Floor New York, NY 10001	6.85% of Investor C

**Saxon and Co FBO 40-40-090-9999464	PO Box 7780-1888 Philadelphia, PA 19182	94.68% of Institutional

**PFPC FBO Hilliard Lyons/Capital Directions	760 Moore Road King of Prussia, PA 19406	89.72% of Service Class

SEI Private Trust Co. C/O Gibralter Bank	One Freedom Valley Drive Oaks, PA 19456	8.59% of Service Class

**	Record holders that do not beneficially hold the shares.

5% Shareholders

01.02.09

BR Total Return Portfolio II

Name	Address	Percentage and Class
**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	32.57% of Investor A

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	6.56% of Investor A

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	60.52% of Investor B

**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760	5.92% of Investor B

**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001	5.12% of Investor B

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	84.74% of Investor C

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	48.25% of Institutional

**Merrill Lynch Pierce Fenner	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	28.41% of Institutional

**Fidelity Investments Institutional OP CO INC FIIOC AS Agent for Certain Employee Benefit Plans	100 Magellan Way (KW1C) Covington, KY 41015-0000	7.17% of Institutional

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	16.66% of BlackRock

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	7.77% of BlackRock

**MAC and Co Mutual Fund Operations	P O Box 3198 525 William Penn Place Pittsburgh, PA 15230	7.59% of BlackRock

**U S Trust Company NA Trustee for Northrop Grumman Rabbi Trust II	515 S Flower St STE 2700 Los Angeles, CA 90071-2216	6.82% of BlackRock

**Northern Trust Company FBO USAA Savings & Investment Plan Div	PO Box 92994 Chicago, IL 60675-0000	6.66% of BlackRock

**Massmutual Life Insurance Company	1295 State St MIP C105 Sprinfield, MA 01111-0001	25.27% of Service Class

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	24.88% of Service Class

**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	16.65% of Service Class

**TAYNIK & CO c/o Investors Bank & Trust	PO Box 9130 FPG90 Boston, MA 02117-9130	9.37% of Service Class

**	Record holders that do not beneficially hold the shares.

STATEMENT OF ADDITIONAL INFORMATION

BLACKROCK FUNDS II

This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Aggressive Growth Prepared Portfolio, Conservative Prepared Portfolio, Growth Prepared Portfolio and Moderate Prepared Portfolio (collectively, the “Prepared Portfolios”) of BlackRock Funds II (the “Fund”). The investment adviser for each Prepared Portfolio is BlackRock Advisors, LLC (“BlackRock” or the “Investment Adviser”).

The Prepared Portfolios were formerly part of BlackRock Funds, a Massachusetts business trust (the “Former Trust”). On June 8, 2007, the Prepared Portfolios became portfolios of the Fund, a separate Massachusetts business trust. Each Prepared Portfolio’s investment goal and strategies, risks, shareholder fees and expenses, management, and shareholder services are identical to those that existed when such Prepared Portfolio was part of the Former Trust, and references to the Fund or a Prepared Portfolio relating to periods prior to June 8, 2007 refer to the Former Trust or the Prepared Portfolio as part of the Former Trust, respectively.

This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Prepared Portfolios dated January 28, 2009, as amended or supplemented from time to time (the “Prospectus”). Terms used but not defined herein have the meanings given to them in the Prospectus. Prospectus and current shareholder reports of the Fund may be obtained at no charge by calling toll-free (800) 441-7762.

This Statement of Additional Information is dated January 28, 2009.

INVESTMENT POLICIES

The following supplements information contained in the Prospectus concerning the Prepared Portfolios’ investment policies. To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectus, such strategy is not a principal strategy of the Prepared Portfolios. Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

This Statement of Additional Information also contains information on the underlying funds (as defined in the Prospectus) in which the Prepared Portfolios may invest. Unless otherwise indicated herein, references to a “Portfolio” or the “Portfolios” refer to the Prepared Portfolios and the underlying funds, references to “Equity Portfolios” refer to the Prepared Portfolios and the underlying funds that are equity funds (as defined in the Prospectus) and references to “Bond Portfolios” refer to the Prepared Portfolios and the underlying funds that are fixed income funds (as defined in the Prospectus)

Additional Information on Investment Strategies

Prepared Portfolios. If the portfolio manager working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group determine that no suitable BlackRock fund is available for a particular allocation with respect to a Prepared Portfolio, the portfolio manager may select underlying funds from equity or fixed income mutual funds or exchange-traded funds (“ETFs”) managed by other investment advisers, subject to applicable law.

Equity Portfolios. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts.

From time to time certain of the Equity Portfolios may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce, and have in fact produced, substantial gains for certain Portfolios. There is no assurance that any Portfolio will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Portfolio increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The Equity Portfolios may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Portfolio’s investment than if the Portfolio held the securities of larger, more established companies.

Science and Technology Companies. Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

These companies may allocate greater than usual amounts of resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, these companies could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

Health Sciences and Healthcare Companies. A variety of important factors are influencing the health sciences and related industries in significant ways. The aging of the overall population, and a focus on good health and prevention of illness, as well as increased attention to the diagnosis of diseases and deficiencies, have generated growth in the health science field.

Technological advances in the development of drugs, medical devices and procedures and genetic engineering have similarly fostered growth in the health care area. The focus of consumers and regulators on health care costs, managed health care programs, health maintenance organizations and other service delivery arrangements have driven the industries further.

At the same time, these forces have heightened the difficulty of investing in health sciences companies. Shifts in consumer attitudes or regulatory policy, or new medical or technological developments, can have a substantial positive or negative effect on a company’s business. Such companies may face special risks that their products or services may not prove to be commercially successful or may be rendered obsolete by further scientific and technological developments. The value of a Portfolio’s investment in a company whose products are not commercially successful or are rendered obsolete may decrease substantially. Changes in the financial infrastructure for health sciences may also affect the companies. For example, changes in Medicare/Medicaid and private insurance coverage, as well as the consolidation or break-up of individual companies themselves, influence the overall business prospects of the health sciences sector.

The Portfolios may invest in companies that are substantially engaged in the design, manufacture or sale of products or services used for or in connection with healthcare or medicine. Such companies may be in a variety of industries and may include pharmaceutical companies; companies that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical, diagnostic and biochemical research and development; and companies involved in the ownership and/or operation of healthcare facilities, including health maintenance organizations, insurance companies, and health information technology companies.

Natural Resources Companies. Energy companies and companies with large natural resource holdings, including metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), water, hydrocarbons (e.g., coal, oil and natural gas), timber land, underdeveloped real property and agricultural commodities, can be significantly affected by the supply of and demand for specific products and services, the supply and demand for oil and gas, the price of oil and gas and other natural resource commodities, exploration and production spending, government regulation, world events and economic conditions. Natural resource companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices and tax and government regulations. At times, the performance of securities of energy and natural resources companies will lag the performance of other industries or the broader market as a whole.

Other risks inherent in investing in energy and natural resources companies include:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy and other natural resource commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy and natural resources companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy and natural resources companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk. Many energy and natural resources companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy and natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Regulatory Risk. Energy and natural resources companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy and natural resources companies.

Commodity Pricing Risk. The operations and financial performance of energy and natural resources companies may be directly affected by energy and other natural resource commodity prices, especially those energy and natural resources companies which own the underlying energy and other natural resource commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy and natural resources companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy and natural resources companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Utility Industries. Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an in inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or manmade disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Portfolios may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. There can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulation may or may not be comparable to that in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States. The Portfolios’ investment policies are designed to enable them to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Portfolio, in order to attract significant capital for growth, foreign governments may seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the adviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. As with other utilities, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risks other than those noted above will not develop in the future.

Inflation Protected Bonds. The Portfolios may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Inflation Protected Bond Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Money Market Securities.

The Portfolios may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. In particular, the Portfolios may invest in:

(a) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks);

(b) high quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor’s (“S&P”), Prime-2 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or F-2 or higher by Fitch Investors Service, Inc. (“Fitch”), as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c) unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Portfolio’s adviser;

(d) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f) dollar-denominated securities issued or guaranteed by non-U.S. governments or their political subdivisions, agencies or authorities;

(g) funding agreements issued by highly-rated U.S. insurance companies;

(h) securities issued or guaranteed by state or local governmental bodies;

(i) repurchase agreements relating to the above instruments; and

(j) municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States;

(k) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

(l) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(m) municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(n) unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Portfolios’ adviser under guidelines established by the Board; and

(o) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

Municipal Investments. The two principal classifications of Municipal Securities are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Also included within the general category of Municipal Securities are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”) entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body’s unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although “non appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

The amount of information regarding the financial condition of issuers of Municipal Securities may be less extensive than the information for public corporations, and the secondary market for Municipal Securities may be less liquid than that for taxable obligations. Accordingly, the ability of a Portfolio to buy and sell Municipal Securities may, at any particular time and with respect to any particular securities, be limited. In addition, Municipal Securities purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and non-U.S. banks, as well as other financial institutions. Changes in the credit quality of these institutions could cause loss to a Portfolio and affect its share prices.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issuance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.

Private Activity Bonds (“PABs”). PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Bond Portfolio may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Bond Portfolio since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Yields. Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Bond Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Bond Portfolio invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Securities and the obligations of the issuer of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a Bond Portfolio with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Bond Portfolio would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Portfolios have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Bond Portfolio will invest more than a limited amount of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Bond Portfolio’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Bond Portfolio’s yield on a VRDO will increase and the Bond Portfolio’s shareholders will have a reduced risk of capital depreciation.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Bond Portfolio’s restriction on illiquid investments unless, in the judgment of the Board such VRDO is liquid. The Board may adopt guidelines and delegate to the adviser the daily function of determining and monitoring liquidity of such VRDOs. The Board, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

Transactions in Financial Futures Contracts. Certain of the Portfolios deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin. The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Portfolio. As a result, a Portfolio’s ability to hedge effectively all or a portion of the value of its Municipal Securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Securities held by the Bond Portfolios. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Portfolio’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Securities held by a Portfolio may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Securities held by a Portfolio may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights. A Bond Portfolio may purchase a Municipal Security issuer’s right to call all or a portion of such Municipal Security for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Securities, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Security will expire without value. The economic effect of holding both the Call Right and the related Municipal Security is identical to holding a Municipal Security as a non-callable security. Certain investments in such obligations may be illiquid.

Municipal Interest Rate Swap Transactions. In order to hedge the value of a Bond Portfolio against interest rate fluctuations or to enhance a Bond Portfolio’s income, a Bond Portfolio may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that a Bond Portfolio enters into these transactions, the Bond Portfolio expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Bond Portfolio anticipates purchasing at a later date. A Bond Portfolio intends to use these transactions primarily as a hedge rather than as a speculative investment.

However, a Bond Portfolio also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Bond Portfolio’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

A Bond Portfolio may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, a Bond Portfolio exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by a Bond Portfolio and increase a Bond Portfolio’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed-rate Municipal Security with the same attributes as the swap (e.g., coupon, maturity, call feature).

A Bond Portfolio may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Bond Portfolio to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Bond Portfolio can create a synthetic long or short position, allowing the Bond Portfolio to select the most attractive part of the yield curve. An MMD Swap is a contract between a Bond Portfolio and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Bond Portfolio buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Bond Portfolio equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Bond Portfolio will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Bond Portfolio, which would cause the Bond Portfolio to make payments to its counterparty in the transaction that could adversely affect the Bond Portfolio’s performance. A Bond Portfolio has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Bond Portfolio’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Bond Portfolio.

Insured Municipal Bonds. Bonds purchased by a Portfolio may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures. Either the issuer of the bond or the Portfolio purchases the insurance. Insurance is expected to protect the Portfolio against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Portfolio or its shareholders against losses caused by declines in a bond’s market value. Also, the Portfolio cannot be certain that any insurance company does not make these payments. In addition, if the Portfolio purchases the insurance, it may pay the premiums, which will reduce the Portfolio’s yield. The Portfolio seeks to use only insurance companies that have an

AAA credit rating from S&P or Fitch or an Aaa credit rating from Moody’s. However, if insurance from insurers with these ratings is not available, the Portfolio may use insurance companies with lower ratings or stop purchasing insurance or insured bonds. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Reverse Repurchase Agreements and Other Borrowings. Each Portfolio is authorized to borrow money. Most Portfolios will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. Certain Portfolios may also borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Portfolio. Such leveraging increases the Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay on the borrowings, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Portfolio will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the adviser in its best judgment nevertheless may determine to maintain the Portfolio’s leveraged position if it expects that the benefits to the Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Borrowings may be made by each Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such Agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the “1940 Act”). Certain Portfolios may use the proceeds of reverse repurchase agreements to purchase additional securities that meet the Portfolios’ investment guidelines. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines. A Portfolio’s reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, each Prepared Portfolio and certain other Portfolios may borrow up to an additional 5% of its total assets for temporary purposes.

Certain types of borrowings by a Portfolio may result in the Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the adviser from managing a Portfolio in accordance with the Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Each Portfolio may at times borrow from affiliates of the adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Portfolios may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time a Portfolio enters into a dollar roll transaction, the adviser will designate assets on its books and records in an amount equal to the amount of the Portfolio’s commitments and will subsequently monitor the account to ensure that its value is maintained. A Portfolio’s dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Tender Option Bonds. The Portfolios may invest in residual interest municipal tender option bonds, which are derivative interests in Municipal Securities. The residual interest municipal tender option bonds in which the Portfolios will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. The adviser will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Portfolios, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate Municipal Securities with comparable credit quality, coupon, call provisions and maturity. The Portfolios may invest in residual interests for the purpose of using economic leverage.

Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding Municipal Securities purchased from a Portfolio or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which a Portfolio would purchase. The short-term floating rate interests have first priority on the cash flow from the Municipal Securities. A Portfolio is paid the residual cash flow from the special purpose trust. If the Portfolio is the initial seller of the Municipal Securities to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Portfolio to purchase additional Municipal Securities or other permitted investments. If a Portfolio ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the Municipal Securities owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Municipal Securities held in the special purpose trust are passed through to the Portfolio, as the holder of the residual interests.

A Portfolio may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the Municipal Securities owned by the tender option bond trust.

The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the tender option bond trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the Municipal Securities) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the Municipal Securities owned by the tender option bond trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the Municipal Securities owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the Municipal Securities.

If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Municipal Securities owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with a Portfolio that will require the Portfolio to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Portfolio had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Portfolio is required to repurchase the Municipal Securities it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests — most likely due to an adverse change in interest rates) but not others (such as a default of the Municipal Securities). In order to cover any potential obligation of the Portfolio to the liquidity provider pursuant to this agreement, the Portfolio may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related tender option bond trust exceeds the market value of the Municipal Securities owned by the tender option bond trust.

A Portfolio may also invest in the short-term floating rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating or variable rate on typically a weekly basis. These securities grant the Portfolios the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes.

Investments in residual interest and floating rate interest tender option bonds may be considered derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

Variable and Floating Rate Instruments. To the extent permitted by applicable law, the Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. A Portfolio may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. The interest rate of an inverse floating obligation resets in the opposite direction from the market rate of interest on a security or index to which it is related. An inverse floating obligation may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floating obligations is associated with greater volatility in their market values. To seek to limit the volatility of these securities, a Portfolio may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The adviser believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Portfolio that allow the Portfolio to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Portfolio may be required to pay substantial additional margin to maintain the position.

With respect to purchasable variable and floating rate instruments, the adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

Indexed Securities. A Portfolio may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Portfolio may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Portfolio invests in these types of securities, the Portfolio’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Portfolio will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

Bank Loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Each Prepared Portfolio and certain other Portfolios may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a non-U.S. sovereign entity and one or more financial institutions (“Lenders”). A Portfolio may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Portfolio considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Portfolio’s adviser to be creditworthy. When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Portfolios may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Portfolio would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when-issued securities, see “When-Issued Purchases and Forward Commitments” below.

A Portfolio may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Portfolios’ adviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio’s assets invested in illiquid assets would increase.

Preferred Stock. Certain of the Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Trust Preferred Securities. Certain of the Portfolios may invest in trust preferred securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have some of the key characteristics of equity and became popular because they could be treated as preferred equity for accounting purposes. However, trust preferred securities are no longer treated as equity and are rarely issued in the current environment.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Convertible Securities. The Portfolios each may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Portfolio may be authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Portfolio may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the adviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The adviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the adviser believes such a Manufactured Convertible would better promote a Portfolio’s objective than alternate investments. For example, the adviser may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and under-perform during periods when corporate fixed income securities outperform Treasury instruments.

Pay-in-kind Bonds. The Portfolios may invest in Pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks. Each Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and non-U.S. branches for purposes of each Portfolio’s investment policies. Investments in short-term bank obligations may include obligations of non-U.S. banks and domestic branches of non-U.S. banks, and also non-U.S. branches of domestic banks.

To the extent consistent with their investment objectives, the Portfolios may invest in debt obligations of domestic or non-U.S. corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a non-U.S. issuer.

Interest Rate and Extension Risk. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio’s assets will vary.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

Mortgage-Related and Asset-Backed Securities. The Bond Portfolios (except the Municipal Bond Portfolios) may make significant investments in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. See “-Interest Rate and Extension Risk” above.

Any investments the Prepared Portfolios make in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Unlike mortgage-related securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

The relationship between prepayments and interest rates may give some high-yielding mortgage- related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. During periods of falling interest rates, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and other asset-backed security’s total return and maturity may be difficult to predict precisely.

A Portfolio from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Portfolio.

The GNMA Portfolio will invest primarily in GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), and may make significant investments in other residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

The GNMA Portfolio may acquire several types of mortgage-related securities. Ginnie Maes are typically mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs, which are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC generally does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. FHLMC “Gold” PCs are guaranteed as to timely payment of interest and principal by FHLMC and represent 100% of the current fixed-rate production of the majority of FHLMC fixed-rate securities outstanding.

The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates (“REMIC Certificates”). These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as “regular” interests or “residual” interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests. The Portfolios do not currently intend to purchase residual interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.

Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate, bears a different stated maturity date and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs or REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class. A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (“SEC”), and a Portfolio may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by a Portfolio in other investment companies. In addition, in reliance on an earlier SEC interpretation, a Portfolio’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Portfolio selects CMOs that cannot rely on the rule or do not meet the above requirements, the Portfolio generally may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Asset-Based Securities. Certain Portfolios may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Portfolio will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by S&P or Fitch, or Baa by Moody’s or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the adviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Portfolio may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Portfolio presently intends to invest directly in natural resource assets, a Portfolio would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. An Equity Portfolio may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil

and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

U.S. Government Obligations. The Portfolios may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Portfolios may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the GNMA, FNMA and FHLMC.

Supranational Organization Obligations. The Portfolios may purchase debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development. Additional examples of such entities include the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Portfolio may lose money on such investments.

Lease Obligations. The Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The adviser will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Portfolio might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Portfolio’s operating expenses and adversely affect the net asset value of a Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets. Any income derived from a Portfolio’s ownership or operation of such assets may not be tax-exempt. In addition, a Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper. The Portfolios may purchase commercial paper. Commercial paper purchasable by each Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Portfolio through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

Repurchase Agreements. Each Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

Each Portfolio may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Portfolio and its counterparties and, therefore, the Portfolios may be subject to the credit risk of those custodians.

The repurchase price under the repurchase agreements generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio’s adviser. A Portfolio’s adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest and any accrued premium). The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio’s adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Investment Grade Debt Obligations. The Portfolios may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Portfolio’s adviser. The Intermediate Government Bond, Government Income and GNMA Portfolios may invest in debt securities rated Aaa by Moody’s or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Portfolio is subsequently downgraded below investment grade, the Portfolio’s adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Portfolio may hold, although under normal market conditions the adviser do not expect to hold these securities to a material extent.

See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Non-Investment Grade Securities. The Prepared Portfolios and certain other Portfolios may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.”

High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies’ evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio’s net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio’s securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio’s liquid securities may become illiquid and the proportion of the Portfolio’s assets invested in illiquid securities may significantly increase.

High yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the high yield securities, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the adviser performs its own analysis of the issuers whose non-investment grade securities a Portfolio holds. Because of this, the Portfolio’s performance may depend more on the adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix A to this Statement of Additional Information.

In selecting non-investment grade securities, the adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio. The adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio’s adviser will consider whether the Portfolio should continue to hold the security.

In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

Investments in distressed securities are speculative and involve significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Portfolio to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Portfolio seeks capital appreciation through investment in distressed securities, the Portfolio’s ability to achieve current income for its shareholders may be diminished. The Portfolio also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Portfolio’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Portfolio may be restricted from disposing of such securities. To the extent that a Portfolio becomes involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Portfolio, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Corporate Loans. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effect of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Portfolio may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Portfolio may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Portfolio may become a member of the syndicate. The corporate loans in which the Portfolio may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Portoflio’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Mezzanine Investments. The Prepared Portfolios and certain other Portfolios, consistent with restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Collateralized Bond Obligations. The Prepared Portfolios and certain other Portfolios may invest in collateralized bond obligations (“CBOs”), which are structured products backed by a diversified pool of high yield public or private fixed income securities. In addition, each Bond and Equity Portfolio may invest in CBOs to the extent that the securities underlying the CBO meet the credit quality requirements of the Portfolio. The pool of securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

When-Issued Purchases and Forward Commitments. Each Portfolio may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment,” including “TBA” (to be announced) basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

When a Portfolio agrees to purchase securities on this basis, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines. It may be expected that the market value of a Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rights Offerings and Warrants to Purchase. Each Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Portfolio a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

Non-U.S. Investments. The Portfolios may invest in non-U.S. securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in non-U.S. securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Portfolio will lose money.

In addition to equity securities, non-U.S. investments of the Portfolios may include: (a) debt obligations issued or guaranteed by non-U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a non-U.S. state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of non-U.S. banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in non-U.S. currencies; (e) debt obligations denominated in the Euro; and (f) non-U.S. corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Currency Risk and Exchange Risk. Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of a Portfolio that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

Publicly Available Information. In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies. Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Portfolio. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holdings Fund Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

Sovereign Debt. Some Portfolios may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Investment in Emerging Markets. Certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Portfolio. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Portfolios may hold from time to time various non-U.S. currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, certain Portfolios may engage in non-U.S. currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio’s performance. These investments and transactions involving non-U.S. securities, currencies, options (including options that relate to non-U.S. currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” “Non-U.S. Currency Transactions” and “Options and Futures Contracts.”

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Risks of Investments in Russia. A Portfolio may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Portfolio to lose its registration through fraud, negligence or mere oversight. While a Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Portfolio.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Portfolio may invest are subject to certain additional or specific risks. Certain Portfolios may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Portfolio and may have an adverse impact on the investment performance of the Portfolio.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Portfolios. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Portfolio itself, as well as the value of securities in the Portfolio’s portfolio.

In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Portfolio incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. Portfolio management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Portfolio may invest in countries in which foreign investors, including management of the Portfolio, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts a Portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio’s investments in certain foreign banks and other financial institutions.

Brady Bonds. A Portfolio’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of its holdings.

ADRs, EDRs and GDRs. Each Portfolio may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Non-U.S. Investments.”

Derivatives. The Portfolios may use instruments referred to as derivative securities (“derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. The Portfolios may use derivatives for hedging purposes. Certain Portfolios may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio’s hedging strategies will be effective. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

Options and Futures Contracts. To the extent consistent with its investment objective and policies and applicable law, each Portfolio may write (i.e., sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative or cross-hedging. Certain Portfolios may also purchase exchange-listed and over-the-counter put and call options on non-U.S. currencies, and may write covered call options on up to 100% of the currencies in its portfolio. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities or non-U.S. currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of options. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the adviser’s books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets designated on the adviser’s books and records to the extent required by SEC guidelines.

When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes a put option, in return for receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

To the extent consistent with its investment objective and policies and applicable law, each Equity and Bond Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts, index futures contracts, or non-U.S. exchange futures contracts as applicable). These instruments are described in Appendix B to this Statement of Additional Information. There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of futures contracts and the value of a Portfolio’s futures contracts and options on futures contracts may equal or exceed 100% of its total assets.

To maintain greater flexibility, each of the Prepared Portfolios and certain other Portfolios may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a non-U.S. currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio’s position in a futures contract or related option, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Fund and the Prepared Portfolios have claimed exclusions from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.

Options on GNMA Certificates. A Bond Portfolio may invest in options on GNMA Certificates. The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Bond Portfolio, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Bond Portfolio will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Bond Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Bond Portfolio will no longer be covered, and the Bond Portfolio will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When a Bond Portfolio closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Interest Rate Transactions, Currency Swaps and Swaptions. The Portfolios, to the extent permitted under applicable law, may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”). The Portfolios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. They may also be used for speculation to increase returns.

In order to protect against currency fluctuations, certain Portfolios that invest in non-U.S. securities may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolios and another party to make or receive payments in specified currencies.

Certain Portfolios, to the extent permitted under applicable law, may enter into interest rate swaps, caps, floors and swaptions on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”.

A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolios may write (sell) and purchase put and call swaptions.

Whether the Portfolios’ use of swap agreements or swaptions will be successful in furthering their investment objectives will depend on the adviser’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to product greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are less liquid than swaps.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its adviser or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, a Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Credit Default Swaps. To the extent consistent with their investment strategies and applicable law, certain Portfolios may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Portfolios’ limitations on illiquid investments. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Linked Securities. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may add leverage to the Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, a Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

Hybrid Instruments. Certain Portfolios seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Portfolio’s investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Portfolio’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Qualifying Hybrid Instruments. Certain Portfolios may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Portfolio will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Portfolio will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The adviser’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Portfolio will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Portfolios may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The adviser, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the adviser may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the adviser believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Portfolio may invest may involve leverage. To avoid being subject to undue leverage risk, a Portfolio will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Portfolio’s overall portfolio. A Portfolio will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Portfolio’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Portfolio’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Portfolio’s use of leverage stated above conflicts with the 1940 Act or the rules and regulations thereunder, the Portfolio will comply with the applicable provisions of the 1940 Act. A Portfolio may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by Standard & Poor’s). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Portfolio will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

Inflation risk. Like all mutual funds, the Portfolio is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Portfolio’s assets can decline as can the value of a Portfolio’s distributions.

Non-U.S. Currency Transactions. Certain Portfolios, to the extent permitted by applicable law, may engage in non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates. Those Portfolios may engage in non-U.S. currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging) and to protect the value of specific portfolio positions (position hedging). The Portfolios may purchase or sell a non-U.S. currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that non-U.S. currency, and may also enter into contracts to purchase or sell non-U.S. currencies at a future date (“forward contracts”).

Forward non-U.S. currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may use forward non-U.S. currency exchange contracts to hedge against movements in the value of non-U.S. currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A Portfolio generally may enter into forward non-U.S. currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward non-U.S. currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the non-U.S. currency relative to the U.S. dollar or other non-U.S. currency.

Second, when a Portfolio’s adviser or sub-adviser anticipates that a particular non-U.S. currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of non-U.S. currency approximating the value of some or all of the Portfolio’s securities denominated in such non-U.S. currency. With respect to any forward non-U.S. currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. Some of the forward non-U.S. currency contracts entered into by the Portfolios are classified as non-deliverable forwards (NDF). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular non-U.S. currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward non-U.S. currency exchange contracts and conversions of non-U.S. currencies and U.S. dollars.

A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold both Canadian government bonds and Japanese government bonds, and the adviser or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen. The Portfolio would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Portfolio to declines in the value of the Japanese yen relative to the U.S. dollar.

Liquid assets equal to the amount of the Portfolio’s assets that could be required to consummate forward contracts will be segregated on the books and records of the adviser or sub-adviser to the extent required by SEC guidelines. For the purpose of determining the adequacy of the securities so segregated, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be added.

In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While a Portfolio’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

Stand-by Commitments. Stand-by commitment agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Portfolio’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a stand-by commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period. The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

Under a stand-by commitment for a Municipal Security, a dealer agrees to purchase at the Portfolio’s option a specified Municipal Security at a specified price. Stand-by commitments for Municipal Securities may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Securities and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Securities which are acquired subject to the commitment for Municipal Securities (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Securities held by a Portfolio will not exceed  1/2 of 1% of the value of such Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in an adviser’s or sub-adviser’s opinion, present minimal credit risks. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Tax-Exempt Derivatives. To the extent permitted by applicable law, certain Portfolios may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. A participation interest gives the Portfolio an undivided interest in a Municipal Security in the proportion the Portfolio’s participation bears to the total principal amount of the Municipal Security, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments. The Prepared Portfolios and certain other Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither the Portfolio nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

Tax-Exempt Preferred Shares. The Prepared Portfolios and certain other Portfolios may invest in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed below. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. The Portfolios will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Taxability Risk. Certain of the Portfolios intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Portfolio pay Federal income taxes on the affected interest income, and, if the Portfolio agrees to do so, the Portfolio’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Portfolio as “exempt interest dividends” could be adversely affected, subjecting the Portoflio’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Portfolio will dispose of that security as soon as reasonably practicable. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Portfolio from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Portfolio. In particular, a case currently pending before the U.S Supreme Court (Kentucky v. Davis) could result in the elimination of any tax advantage received from investing in a fund that invests primarily in municipal securities issued by the investor’s state of residence.

Securities Lending. A Portfolio may seek additional income by lending securities on a short-term basis. Voting rights may pass with the lending of securities. The trustees of the Fund will call loans of securities to vote proxies or otherwise obtain rights to vote or consent if a material event affecting the investment occurs. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets.

A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent. The Portfolio is obligated to return the collateral to the borrower at the termination of the loan. A Portfolio could suffer a loss in the event the Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

BlackRock Investment Management, LLC (“BIML”), an affiliate of BlackRock, acts as securities lending agent for the Portfolios and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Fund’s securities lending program. BIML may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIML or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

The Portfolios may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the Securities and Exchange Commission (“SEC”).

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. A Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its other investment strategies, there is no limit on the amount of unrated securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

Investment in Other Investment Companies. In connection with the management of their daily cash positions and subject to applicable law, the Portfolios may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates) which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. Such Portfolios may also, subject to applicable law, invest in securities issued by other investment companies with similar investment objectives, including investing in ETFs, which are typically open-end funds or unit investment trusts listed on a stock exchange. The Portfolios may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates) within the limits prescribed by the 1940 Act and set forth below. These may include ETFs. The Portfolios may purchase shares of investment companies (including investment companies managed by BlackRock and its affiliates) investing primarily in non-U.S. securities, including so-called “country funds.” Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. As with other investments, investments in other investment companies are subject to market and selection risk. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including management and advisory fees (which, in the case of investment companies managed by BlackRock and its affiliates, would be paid to BlackRock and its affiliates). These expenses would be in addition to the management and advisory fees and other expenses the Portfolio bears directly in connection with its own operations. Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Stripped and Zero Coupon Obligations. To the extent consistent with their investment objectives, the Portfolios may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid. The International Bond Portfolio also may purchase “stripped” securities that evidence ownership in the future interest payments or principal payments on obligations of non-U.S. governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest (“IO” or interest-only), while the other class receives all of the principal (“PO” or principal-only). However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “Certain U.S. Federal Income Tax Consequences.”

Funding Agreements. The Portfolios may invest in GICs and similar funding agreements. In connection with these investments, a Portfolio makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Short Sales. Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security, to realize appreciation when a security that the Portfolio does not own declines in value and in order to maintain portfolio flexibility. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Portfolio is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment received by the Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely under-perform similar mutual funds that do not make short sales in securities. A Portfolio will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Prepared Portfolios and certain other Portfolios may only make short sales “against the box.” In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical or similar security at no additional cost. When selling short “against the box,” a Portfolio forgoes an opportunity for capital appreciation in the security.

Liquidity Management. As a temporary defensive measure if its adviser determines that market conditions warrant, each Equity Portfolio may invest without limitation in high quality money market instruments. The Equity Portfolios may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of non-U.S. issuers, bank obligations, including U.S. subsidiaries and branches of non-U.S. banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Illiquid Securities. No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Guarantees. A Portfolio may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

REITs. In pursuing its investment strategy, a Portfolio may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Portfolio from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Portfolio’s investment strategy results in the Portfolio investing in REIT shares, the percentage of the Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Portfolio’s portfolio which is comprised of REIT shares. Generally, dividends received by a Portfolio from REIT shares and distributed to the Portfolio’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Portfolio that shareholders of the Portfolio receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially Mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Portfolio’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in Mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than large capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Master Limited Partnerships. The Equity Portfolios may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Equity Portfolios intend to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Equity Portfolios intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

Exchange Traded Notes (“ETNs”). Certain Portfolios may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Portfolio Turnover Rates. A Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Portfolio’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect a Portfolio’s performance.

ADDITIONAL INVESTMENT LIMITATIONS

Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

Each of the Portfolios may not:

1. Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) each Portfolio may cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more investment companies; (b) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

For purposes of the concentration policy, the Prepared Portfolios will look through to the portfolio holdings of the underlying funds in which they invest and will aggregate the holdings of the underlying funds (on a pro rata basis based on each Prepared Portfolio’s investment in each underlying fund) to determine concentration in a particular industry in accordance with the concentration policy provided above. For the purposes of this policy, only those underlying funds that are part of the BlackRock family of funds will be aggregated; the Prepared Portfolios will not aggregate underlying fund holdings, if any, in underlying funds outside of the BlackRock family of funds.

2. Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

3. Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and currencies, to the extent permitted by applicable law.

7. Purchase securities of companies for the purpose of exercising control.

8. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio’s transactions in futures contracts and related options or a Portfolio’s sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

10. Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See “Investment Policies-Additional Information on Investment Strategies-Securities Lending” above.

11. Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options, to the extent permitted by applicable law.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of a Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

TRUSTEES AND OFFICERS

THE FUND

The Board of Trustees of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the Trustees of investment companies by the Investment Company Act. The non-interested Trustees have retained independent legal counsel to assist them in connection with their duties.

The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

The members of the Audit Committee (the “Audit Committee”) are Fred G. Weiss (Chair), Robert M. Hernandez and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each independent audit of the Fund’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Fund and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the

Audit Committee. During the fiscal year ending September 30, 2008, the newly constituted Audit Committee met four times.

The members of the Governance and Nominating Committee (the “Nominating Committee”) are Stuart E. Eizenstat (Chair), Robert M. Hernandez, Fred G. Weiss and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Nominating Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Fund and recommend non-interested Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ending September 30, 2008, the newly constituted Governance Committee met four times.

The members of the Compliance Committee are James H. Bodurtha (Chair), Bruce R. Bond, Roberta Cooper Ramo and Jean Margo Reid, all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock and the Fund’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Fund and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Fund’s compliance with applicable law, and (3) review reports from and make certain recommendations regarding the Fund’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ending September 30, 2008, the newly constituted Governance Committee met five times.

The members of the Performance Oversight Committee are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot, and John O’Brien, all of whom are non-interested Trustees, and Richard S. Davis, who serves as an interested Trustees for certain other BlackRock-advised funds. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Fund’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Fund’s investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ending September 30, 2008, the newly constituted Performance Oversight Committee met four times.

Prior to November 1, 2007, the Board then in office had five standing committees; the Audit Committee, the Governance and Nominating Committee, the Compliance Committee, the Valuation and Pricing Committee and the Performance Review Committee (collectively, the “Prior Committees”). The Prior Committees did not meet during the period from October 1, 2007 to October 31, 2007.

Biographical Information

Certain biographical and other information relating to the Trustees is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Trustees[1]

James H. Bodurtha[3] 40 East 52nd Street New York, NY 10022 (1944)	Trustee	2007 to present	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 registered investment companies consisting of 103 portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 (1946)	Trustee	2007 to present	Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds (“SSR Funds”) from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee of Avaya, Inc. (computer equipment) from 2003 to 2007.	35 registered investment companies consisting of 103 portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 (1944)	Trustee	2007 to present	Managing General Partner, The Burton Partnership, Limited Partnership (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	35 registered investment companies consisting of 103 portfolios	Knology, Inc. (telecommuni- cations); Capital Southwest (financial)

Honorable Stuart E. Eizenstat[4] 40 East 52nd Street New York, NY 10022 (1943)	Trustee	2007 to present	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member of BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board of GML (energy) since 2003.	35 registered investment companies consisting of 103 portfolios	UPS Corporation (delivery service); Global Specialty Metallurgical (metallurgical industry); Alcatel-Lucent (telecommuni- cations)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 (1957)	Trustee	2007 to present	Professor, Harvard University since 1992.	35 registered investment companies consisting of 103 portfolios	None

Robert M. Hernandez[5] 40 East 52nd Street New York, NY 10022 (1944)	Trustee	2007 to present	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 registered investment companies consisting of 103 portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metal); Tyco Electronics (electronics)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

John F. O’Brien 40 East 52nd Street New York, NY 10022 (1943)	Trustee	2007 to present	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	35 registered investment companies consisting of 103 portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 (1942)	Trustee	2007 to present	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008; Formerly President, American Bar Association from 1995 to 1996.	35 registered investment companies consisting of 103 portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 (1945)	Trustee	2007 to present	Self-employed consultant since 2001; Director and Secretary, SCB partners, Inc. (holding company) since 2000; Formerly Director of Covenant House (non-profit) from 2001 to 2004.	35 registered investment companies consisting of 103 portfolios	None

David H. Walsh[6] 40 East 52nd Street New York, NY 10022 (1941)	Trustee	2007 to present	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Formerly Director, The National Audubon Society from 1998 to 2005.	35 registered investment companies consisting of 103 portfolios	None

Fred G. Weiss[7] 40 East 52nd Street New York, NY 10022 (1941)	Trustee	2007 to present	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	35 registered investment companies consisting of 103 portfolios	Watson Pharmaceutical Inc.

Richard R. West 40 East 52nd Street New York, NY 10022 (1938)	Trustee	2007 to present	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 registered investment companies consisting of 103 portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s, Inc. (real estate company)

Interested Trustees[1,8]

Richard S. Davis 40 East 52nd Street New York, NY 10022 (1945)	Trustee	2007 to present	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman SSR Realty from 2000 to 2004.	174 Funds 286 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Laurence D. Fink 40 East 52nd Street New York, NY 10022 (1952)	Trustee	2007 to present	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	35 Funds 103 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 (1947)	Trustee	2007 to present	Consultant, BlackRock since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock Fund complex from 1989 to 2006.	174 registered investment companies consisting of 286 portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the Board of Trustees of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998 and Richard R. West, 1978.

[3]	Chairman of the Compliance Committee.
[4]	Chairman of the Governance and Nominating Committee.
[5]	Chairman of the Board of Trustees.
[6]	Chairman of the Performance Oversight Committee.
[7]	Vice-Chairman of the Board of Trustees and Chairman of the Audit Committee.
[8]

Messrs. Davis and Fink are “interested persons,” as defined in the Investment Company Act, of the Fund based on their positions with both BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his ownership of BlackRock, Inc. and PNC securities.

Certain biographical and other information relating to the officers of the Fund, is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 (1960)	President and Chief Executive Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.	184 registered investment companies consisting of 296 portfolios	None

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Anne Ackerley 40 East 52nd Street New York, NY 10022 (1962)	Vice President	2007 to present	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.	174 registered investment companies consisting of 286 portfolios	None

Neal J. Andrews 40 East 52nd Street New York, NY 10022 (1966)	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), from 1992 to 2006.	174 registered investment companies consisting of 286 portfolios	None

Jay Fife 40 East 52nd Street New York, NY 10022 (1970)	Treasurer	2007 to present

Managing Director of BlackRock, Inc. since

2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

				174 registered investment companies consisting of 286 portfolios	None

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 (1959)	Chief Compliance Officer	2007 to present	Chief Compliance Officer of the BlackRock advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.	174 registered investment companies consisting of 286 portfolios	None

Howard B. Surloff 40 East 52nd Street New York, NY 10022 (1965)	Secretary	2007 to present	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.	174 registered investment companies consisting of 286 portfolios	None

[1]	Officers of the Fund serve at the pleasure of the Board of Trustees.

Share Ownership

Information relating to each Trustee’s share ownership in the Fund and in all BlackRock-advised funds that are overseen by the respective Trustees (“Supervised Funds”) as of December 31, 2008 is set forth in the chart below:

Name of Trustee[1]	Aggregate Dollar Range of Equity Securities in the Prepared Portfolios	Aggregate Dollar Range of Equity Securities in Supervised Funds

Interested Trustees:

Richard S. Davis	None	Over $100,000

Laurence D. Fink	None	$1-$100,000

Henry Gabbay	None	Over $100,000

Non-Interested Trustees:

James H. Bodurtha	None	Over $100,000

Bruce R. Bond	None	Over $100,000

Donald W. Burton	None	None

Honorable Stuart E. Eizenstat	None	$1-$100,000

Kenneth A. Froot	None	Over $100,000

Robert M. Hernandez	None	Over $100,000

John F. O’Brien	None	Over $100,000

Roberta Cooper Ramo	None	Over $100,000

Jean Margo Reid	None	Over $100,000

David H. Walsh	None	Over $100,000

Fred G. Weiss	None	Over $100,000

Richard R. West	None	$50,000-$100,000

[1]

With the exception of Messrs. Davis, Fink, Bond, Eizenstat and Hernandez, each of the Trustees assumed office on November 1, 2007. Trustees of the Fund may purchase Institutional Shares of the Portfolios. The Trustees anticipate purchasing additional shares of BlackRock Advised Funds they currently oversee in the near future.

As of January 2, 2009, the Trustees and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2008, none of the non-interested Trustees of the Fund or their immediate family members owned beneficially or of record any securities of affiliates of the Manager, BlackRock Investments, Inc. (“BII” or the “Distributor”), or any person directly or indirectly controlling, controlled by, or under common control with the Manager or Distributor.

Compensation of Trustees

Each Trustee who is a non-interested Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Fund, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board of Trustees are paid as compensation an additional annual retainer of $65,000 and $25,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid as compensation an additional annual retainer of $25,000, respectively. The Fund compensates the Chief Compliance Officer for the services as its Chief Compliance Officer. The Fund may also pays a portion of the compensation of certain members of the staff of the Chief Compliance Officer.

The following table sets forth the compensation earned by the non-interested Trustees for the fiscal year ended September 30, 2008, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2008.

Name[1]	Compensation from the Trust	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and Other BlackRock-Advised Funds

James H. Bodurtha[2]	$4,850	None	$300,000

Bruce R. Bond	$4,802	None	$275,000

Donald W. Burton	$4,802	None	$275,000

Honorable Stuart E. Eizenstat[3]	$4,850	None	$300,000

Kenneth A. Froot	$3,471	None	$237,500

Robert M. Hernandez[4]	$4,926	None	$340,000

John F. O’Brien	$4,802	None	$275,000

Roberta Cooper Ramo	$4,802	None	$275,000

Jean Margo Reid	$4,802	None	$275,000

David H. Walsh[5]	$4,850	None	$300,000

Fred G. Weiss[6]	$4,897	None	$325,000

Richard R. West	$4,802	None	$275,000

[1]

Each of the non-interested Trustees assumed office on November 1, 2007. For the number of BlackRock advised Funds from which each Trustee receives compensation see the Biographical Information Chart beginning on page 58.

[2]	Chairman of the Compliance Committee.
[3]	Chairman of the Governance and Nominating Committee.
[4]	Chairman of the Board of Trustees.
[5]	Chairman of the Performance Oversight Committee.
[6]	Vice Chairman of the Board of Trustees and Chairman of the Audit Committee.

Mr. Kindelan assumed office as Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the Fund on November 1, 2007. For the fiscal ending September 30, 2008, acting in these positions, Mr. Kindelan received $215 from the Prepared Portfolios.

SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICING ARRANGEMENTS

Advisory Agreement. The advisory services provided by BlackRock are described in the Prospectuses.

BlackRock will not receive any advisory fees from the Portfolios for its advisory services.

BlackRock renders advisory services to each of the Portfolios pursuant to an Investment Advisory Agreement. The Investment Advisory Agreement with BlackRock is referred to as the “Advisory Contract.”

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in the Fund’s most recent annual report to shareholders.

Under the Advisory Contract, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contract. Under the Advisory Contract, BlackRock is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract is terminable as to a Portfolio by vote of the Fund’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock. BlackRock may also terminate their advisory relationship with respect to a Portfolio on 60 days’ written notice to the Fund.

Pursuant to the Investment Advisory Agreement, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Portfolios. In addition, BlackRock may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

Administration Agreement. BlackRock and PFPC serve as the Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). PFPC has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute each Portfolio’s net asset value, net income and net capital gain or loss; and serve as a liaison with the Fund’s independent public accountants. The Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

Under the Administration Agreement, the Fund pays to BlackRock and PFPC on behalf of each Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .075% of the first $500 million of each Portfolio’s average daily net assets, .065% of the next $500 million of each Portfolio’s average daily net assets and .055% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .025% of the first $500 million of average daily net assets allocated to each class of shares of each Portfolio, .015% of the next $500 million of such average daily net assets and .005% of the average daily net assets allocated to each class of shares of each Portfolio in excess of $1 billion.

Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the Fund’s operations.

The Administration Agreement provides that BlackRock and PFPC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BlackRock and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BlackRock nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.

The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

In addition, pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with the Fund’s investor service center. The Fund reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses. For the fiscal year ended September 30, 2008, the Fund reimbursed BlackRock $1,551 pursuant to the Agreement. For the fiscal year ended September 30, 2007, the Fund reimbursed BlackRock $703,629 pursuant to the Agreement.

For the fiscal year ending September 30, 2008, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers

Conservative Prepared Portfolio	$3,232	$20,421

Moderate Prepared Portfolio	9,989	49,798

Growth Prepared Portfolio	3,101	61,275

Aggressive Growth Prepared Portfolio	842	28,670

For the fiscal year ending September 30, 2007, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers

Conservative Prepared Portfolio	$716	$4,012

Moderate Prepared Portfolio	2,361	12,118

Growth Prepared Portfolio	2,231	14,467

Aggressive Growth Prepared Portfolio	706	6,287

Custodian and Transfer Agency Agreements. Pursuant to the terms of a custodian agreement (the “Custodian Agreement”) between the Fund and PFPC Trust Company (“PTC”), an affiliate of BlackRock, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio’s securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio’s operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Fund and has been appointed by the Board of Trustees as the Fund’s “foreign custody manager” under Rule 17f-5 of the 1940 Act. As foreign custody manager, Citibank, N.A. selects and monitors foreign sub-custodian banks and furnishes information relevant to the selection of foreign depositories.

For its services to the Fund under the Custodian Agreement, PTC receives a monthly fee of $1,000, per Portfolio, assuming each such Portfolio invests solely in underlying funds of the Fund. PTC is also entitled to out-of-pocket expenses and certain transaction charges.

PFPC, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of BlackRock, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”), under which PFPC (i) issues and redeems HL, Service, Investor, Institutional and BlackRock classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may ,on 30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services, PFPC receives per account and transaction fees and disbursements.

Distribution, Service and Other Fee Disclosure The Fund has entered into a distribution agreement with BII under which BII, as agent, offers shares of each Portfolio on a continuous basis. BII has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BII’s principal business address is 40 East 52nd Street, New York, NY 10022. BII is an affiliate of BlackRock.

Pursuant to the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”), the Fund may pay BII and/or BlackRock or any other affiliate or significant shareholder of BlackRock fees for distribution and sales support services. Currently, as described further below, only Investor C and Class R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, BII, BAC, Merrill Lynch, PNC and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock or BII has retained a portion of the shareholder servicing fees paid by the Fund. The Plan provides, among other things, that: (i) the Board shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board, including the directors who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b 1 Trustees”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s Trustees who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested directors.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 TrusteesD, or by vote of the holders of a majority of the shares of such class.

With respect to R Shares, the front-end sales charge and the applicable distribution fee payable under the Plan are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell R Shares.

With respect to Investor C Shares, Service Organizations and other broker-dealers receive commissions from BII for selling Investor C. The applicable distribution fees payable under the Plan are intended to cover the expense to BII of paying such up-front commissions, as well as to cover ongoing commission payments to the broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 12 months of purchase.

From time to time BII and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plan, which waivers may be terminated at any time. Payments are made by the Fund pursuant to the Plan regardless of expenses incurred by BII or BlackRock.

The Fund currently does not make distribution payments with respect to Investor A or Institutional Shares under the Plan. However, the Plan permits BII, BlackRock and certain of their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Portfolio). From time to time, BII, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Portfolios or for services to the Portfolios and its shareholders. These non-Plan payments would be in addition to the Portfolio payments described in this Statement of Additional Information for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; “listing” fees for the placement of the Portfolios on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Portfolio; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Portfolios’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BII, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BII’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Portfolio’s shares or the amount each Portfolio will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BII, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Portfolio shares. Pursuant to applicable Financial Industry Regulatory Authority (“FINRA”) regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, New England Securities Corporation, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets, Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc. and/or broker-dealers and other financial services firms under common control with the above organizations (or their assignees). The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Portfolio.

In lieu of payments pursuant to the foregoing, BII, BlackRock, PNC or their affiliates may make payments to the above named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BII, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BII, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and certain of its affiliates fees for administration and servicing with respect to assets of the Portfolios attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of each Portfolio, with respect to which the Portfolio does not pay shareholder servicing fees under the Plan. The fees are paid according to the following schedule: certain money market funds — .15% of net assets, certain fixed income funds — .20% of net assets; and certain equity funds — .25% of net assets (except that with respect to the Index Equity Fund, the fee is .04% of net assets).

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Portfolio shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plan, each Portfolio enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Investor A, Investor C and Class R Shares of the Portfolios. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Portfolios’ Administrators and transfer agent to the Portfolios’ shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Portfolio may pay to a Service Organization pursuant to the Plan and fees the Portfolio pays to its transfer agent, the Portfolio may enter into non-Plan agreements with Service Organizations pursuant to which the Portfolio will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Portfolio shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BII or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

For the fiscal year ending September 30, 2008, the Portfolios’ share classes bore the following distribution and shareholder servicing fees under the Plan:

Portfolios — Investor A Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Conservative Prepared	—	—	$13,099	—

Moderate Prepared	—	—	$35,518	—

Growth Prepared	—	—	$37,007	—

Aggressive Growth Prepared	—	—	$14,060	—

Portfolios — Investor C Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Conservative Prepared	$116,615	—	$38,890	—

Moderate Prepared	$287,073	—	$95,691	—

Growth Prepared	$278,343	—	$92,781	—

Aggressive Growth Prepared	$132,598	—	$44,243	—

Portfolios — Investor Class R Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Conservative Prepared	$5,386	—	$5,386	—

Moderate Prepared	$13,740	—	$13,740	—

Growth Prepared	$7,878	—	$7,878	—

Aggressive Growth Prepared	$4,493	—	$4,493	—

For the fiscal year ending September 30, 2007, the Portfolios’ share classes bore the following distribution and shareholder servicing fees under the Plan:

Portfolios — Investor A Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Conservative Prepared	—	—	$2,002	—

Moderate Prepared	—	—	$6,575	—

Growth Prepared	—	—	$9,486	—

Aggressive Growth Prepared	—	—	$2,551	—

Portfolios — Investor C Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Conservative Prepared	$26,900	—	$8,966	—

Moderate Prepared	$78,210	—	$26,070	—

Growth Prepared	$82,132	—	$27,378	—

Aggressive Growth Prepared	$31,215	—	$10,406	—

Portfolios — Investor Class R Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Conservative Prepared	$355	—	$355	—

Moderate Prepared	$1,180	—	$1,180	—

Growth Prepared	$756	—	$756	—

Aggressive Growth Prepared	$372	—	$372	—

Other Distribution Arrangements. The Fund and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell shares of certain Portfolios in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of a Portfolio’s shares will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%. BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of Portfolio shares.

Code of Ethics. The Fund, BlackRock and BII have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies. The Board of Trustees of the Funds have delegated the voting of proxies for the Fund’s securities to BlackRock pursuant to BlackRock’s proxy voting guidelines. Under these guidelines, BlackRock will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. From time to time, a vote may present a conflict between the interests of the Fund’s shareholders, on the one hand, and those of BlackRock, or any affiliated person of the Fund or BlackRock, on the other. In such event, provided that BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients. If BlackRock determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with BlackRock’s Portfolio Management Group and/or BlackRock’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Appendix C. Information on how each Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Copies of the proxy voting record of the Portfolios are available without charge, upon request, by calling 1-800-699-1236 and are posted on the Securities and Exchange Commission’s website at http://www.sec.gov and reflect the twelve-month period beginning July 1 and ending June 30. The Portfolios’ proxy voting record is also available on the Fund’s website at www.blackrock.com.

Disclosure of Portfolio Holdings. The Board of Trustees and BlackRock have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

Asset and Return Information. Data on NAV’s, asset levels (by total Portfolio and share class), accruals, yields, capital gains, dividends and Portfolio returns (net of fees by share class) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the Portfolio held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1. Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.(1)

2. Fund Fact Sheets, which contain certain portfolio characteristics, are available to shareholders, prospective shareholders, intermediaries and consultants on a quarterly basis and will be posted to the Fund’s website promptly upon becoming available.

Portfolio Holdings. In addition to position description, portfolio holdings may also include Portfolio name, CUSIP, ticker symbol, total share and market value for each Equity Portfolio and Portfolio name, ticker symbol, coupon, maturity, current face amount or quantity, CUSIP or SEDOL, market value, market price, yield, weighted average life, duration and convexity of each security in a Portfolio as of a specific date.

1. Month-end portfolio holdings are available to shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.(1)

2. Quarter-end portfolio holdings are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.(1)

(1) The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

Other Information. To the extent other Fund information such as attribution analyses or security-specific information (e.g., information about Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders. The executive officers of the Fund may authorize disclosure of the Fund’s portfolio securities and other portfolio information.

Implementation. All Fund and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, intermediaries and third party data providers. In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The Fund’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he deems necessary or appropriate to ensure the Fund’s and BlackRock’s compliance. The Board of Trustees provides ongoing oversight of the Fund’s and CCO’s compliance with the Guidelines. As part of this oversight function, the Trustees will receive from the Fund’s CCO reports on any violations of these Guidelines that may occur.

Ongoing Arrangements. As of January 28, 2009, the Fund has ongoing arrangements with the following entities to make available monthly and quarterly portfolio holdings information as described in “Portfolio Holdings” above:

1. Fund’s Board of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.

2. PFPC Trust Company pursuant to the Fund’s Amended and Restated Custodian Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

3. PFPC Inc. pursuant to the Fund’s Amended and Restated Administration Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

4. Deloitte & Touche LLP, the Fund’s independent registered public accountant, whereby the Fund’s portfolio holdings information is provided in connection with the preparation of the Fund’s annual financial statements and as the need arises.

5. Independent rating agencies — Morningstar, Inc., Lipper Inc. and S&P

6. Information aggregators — Wall Street on Demand, Thomson Financial and Bloomberg eVestments Alliance, Informa/PSN Investment Solutions and iMoney.Net.

7. Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

8. Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

9. Portfolio Compliance Consultants — i-Flex Solutions, Inc.

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

EXPENSES

Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock, PFPC, transfer agency, networking and recordkeeping fees, reimbursement to BlackRock for costs related to the Fund’s investor service center, fees and expenses of officers and trustees who are not affiliated with BlackRock, BII or any of their affiliates (although the Fund bears certain fees and expenses of the Fund’s Chief Compliance Officer and certain of his staff), taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund’s service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

PORTFOLIO MANAGER AND PORTFOLIO TRANSACTIONS

The following section applies to the Prepared Portfolios.

Portfolio Manager

The following tables set forth information about funds and accounts other than the listed Prepared Portfolio for which Philip Green is primarily responsible for the day-to-day portfolio management, as of each Prepared Portfolio’s fiscal year ended September 30, 2008.

Aggressive Growth Prepared Portfolio:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Other Registered Investment Company	14	$758.9 Million	0	0

Pooled Investment Vehicles Other Than Registered Investment Companies	6	$756.6 Million	1	$41.1 Million

Other Accounts	1	$444 Million	1	$444 Million

Conservative Prepared Portfolio:
Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Other Registered Investment Company	14	$759.1 Million	0	0

Pooled Investment Vehicles Other Than Registered Investment Companies	6	$756.6 Million	1	$41.1 Million

Other Accounts	1	$444 Million	1	$444 Million

Growth Prepared Portfolio:
Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Other Registered Investment Company	14	$727.2 Million	0	0

Pooled Investment Vehicles Other Than Registered Investment Companies	6	$756.6 Million	1	$41.1 Million

Other Accounts	1	$444 Million	1	$444 Million

Moderate Prepared Portfolio:
Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Other Registered Investment Company	14	$725.1 Million	0	0

Pooled Investment Vehicles Other Than Registered Investment Companies	6	$756.6 Million	1	$41.1 Million

Other Accounts	1	$444 Million	1	$444 Million

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one panel or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Mr. Green currently manage certain accounts that are subject to performance fees. In addition, Mr. Green assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio manager of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio manager are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Funds include the following:

Portfolio Managed	Benchmarks Applicable to the Manager

Aggressive Growth Prepared Portfolio	80% Russell 3000® Index/20% MSCI EAFE Index®

Conservative Prepared Portfolio	60% Barclays Capital U.S. Aggregate Index/ 32% Russell 3000® Index/8% MSCI EAFE Index®

Growth Prepared Portfolio	20% Barclays Capital U.S. Aggregate Index/ 64% Russell 3000® Index/16% MSCI EAFE Index®

Moderate Prepared Portfolio	40% Barclays Capital U.S. Aggregate Index/ 48% Russell 3000® Index/12% MSCI EAFE Index®

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Mr. Green has received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mr. Green has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement

Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Mr. Green is eligible to participate in these plans.

Securities Ownership of Portfolio Manager

As of September 30, 2008, the end of each Prepared Portfolio’s most recently completed fiscal year, the dollar range of securities beneficially owned by Philip Green in each Prepared Portfolio is shown below:

Portfolio Manager	Prepared Portfolio	Dollar Range of Equity Securities of the Prepared Portfolio(s) Owned[1]

Philip Green	Aggressive Growth Prepared Portfolio	$10,001-$100,000

	Conservative Prepared Portfolio	None

	Growth Prepared Portfolio	None

	Moderate Prepared Portfolio	None

[1]	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

Transactions in Portfolio Securities

Subject to policies established by the Board, BlackRock is primarily responsible for the execution of a Portfolio’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Portfolios, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, a Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including a Portfolio. In return for such services, BlackRock may cause a Portfolio to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, the investment adviser and sub-advisers seek to obtain the best price and most favorable execution for a Portfolio, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Portfolios.

BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BlackRock might pay with Portfolio commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Portfolio or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Portfolio to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Portfolios (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.

From time to time, a Portfolio may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Each Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Portfolio are redeemable on a daily basis in U.S. dollars, each Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Portfolio’s portfolio strategies. See “Portfolio Transactions and Brokerage” in the Statement of Additional Information for information about the brokerage commissions paid by your Portfolio, including commissions paid to affiliates, if any, for the periods indicated.

Each Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Fund intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Fund, the turnover rates should not adversely affect the Portfolio’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Portfolio and for other investment accounts managed by the adviser are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Portfolio receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Portfolio or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to the Portfolio. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PNC, BII or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BII or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

Other Potential Conflicts of Interest

The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), and The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Portfolios’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”), with respect to the Portfolios and/or other accounts managed by BlackRock, PNC or BAC Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms with approximately $1.307 trillion in assets under management as of December 31, 2008. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolios. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolios and their shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

BlackRock and its Affiliates, as well as the BAC Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolios. One or more Affiliates and BAC Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolios’ performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolios. When BlackRock and its Affiliates or the BAC Entities seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolios receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolios could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock or its Affiliates or a BAC Entity. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts.

BlackRock and its Affiliates or a BAC Entity and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolios. As a result, prices, availability, liquidity and terms of the Portfolios’ investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC Entity or their clients, and transactions for the Portfolios may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Portfolio’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or more Affiliates or BAC Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC Entities are performing services or when position limits have been reached.

In connection with its management of a Portfolio, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Portfolios The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Portfolio.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock or its Affiliates or a BAC Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock or its Affiliates or a BAC Entity. One or more Affiliates or BAC Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC Entities and may also enter into transactions with other clients of an Affiliate or BAC Entity where such other clients have interests adverse to those of the Portfolios.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolios. To the extent affiliated transactions are permitted, a Portfolio will deal with BlackRock and its Affiliates or BAC Entities on an arms-length basis. BlackRock or its Affiliates or a BAC Entity may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC Entities.

One or more Affiliates or one of the BAC Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC Entity will be in its view commercially reasonable, although each Affiliate or BAC Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolios or their shareholders will be required, and no fees or other compensation payable by the Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate or BAC Entity of any such fees or other amounts.

When an Affiliate or BAC Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolios, the Affiliate or BAC Entity may take commercial steps in its own interests, which may have an adverse effect on the Portfolios. A Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC Entity, will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC Entities in evaluating the Portfolio’s creditworthiness.

Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC Entities) that furnish BlackRock, the Portfolios, other BlackRock client accounts or other Affiliates or BAC Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Portfolios. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by the BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC Entity may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. BlackRock and its Affiliates or BAC Entities reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its Affiliates or by a BAC Entity could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a Portfolio may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC Entity has significant debt or equity investments or in which an Affiliate or BAC Entity makes a market. A Portfolio also may invest in securities of companies to which an Affiliate or a BAC Entity provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock or its Affiliates or a BAC Entity. In making investment decisions for a Portfolio, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC Entity may limit a Portfolio’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

BlackRock and its Affiliates and the BAC Entities, their personnel and other financial service providers have interests in promoting sales of the Portfolios. With respect to BlackRock and its Affiliates and BAC Entities and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC Entity and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Portfolio’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Portfolio’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Portfolio’s pricing vendors and/or fund accountants, there may be instances where the Portfolio’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Valuation of Portfolio Securities” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Portfolio’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Portfolios’ Board. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio’s net asset value. As a result, a Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses.

BlackRock and its Affiliates or a BAC Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC Entities that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Portfolio, BII and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that the Portfolio may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolios and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Portfolio to purchase and another client of BlackRock to sell, or the Portfolio to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC Entity serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolios or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of clients (including the Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

Present and future activities of BlackRock and its Affiliates and BAC Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE AND REDEMPTION INFORMATION

The Fund has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Investor Shares

Purchase of Shares. The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for qualified employee benefit plans; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund’s investment adviser, BII or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

Other Purchase Information. Shares of each Portfolio of the Fund are sold on a continuous basis by BDI as distributor. BDI maintains its principal offices at 760 Moore Road, King of Prussia, PA 19406. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a “Business Day”). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Unless a sales charge waiver applies, Investor C, Investor C1 or Investor C2 shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase. Investors expecting to redeem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor C, Investor C1 or Investor C2 distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A and Investor A1 Shares.

Dealer Reallowances. The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of certain of Investor A Shares. In cases where BDI acts as dealer, it will not receive a placement fee on purchases of over $1 million of Investor A Shares. For the tables below, the reallowance or placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of .50% on the first $3 million and .25% on the final $1 million).

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)[1]

Less than $25,000	5.00%

$25,000 but less than $50,000	4.50

$50,000 but less than $100,000	3.75

$100,000 but less than $250,000	2.75

$250,000 but less than $500,000	2.25

$500,000 but less than $750,000	1.75

$750,000 but less than $1,000,000	1.25

$1 million but less than $3 million	1.00

$3 million but less than $15 million	0.50

$15 million and above	0.25

[1]	BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

During special promotions, the entire sales charge may be reallowed to dealers. Dealers who receive 90% or more of the sales charge may be deemed to be “underwriters” under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services. Furthermore, BDI, BlackRock and their affiliates may, out of their assets and not as an additional charge to the Portfolios, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. BDI, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable FINRA regulations. The compensation arrangements described above generally are made available to all qualified financial institutions, broker/dealers and salespersons when such arrangements are in effect, subject to applicable FINRA regulations.

The following special purchase plans result in the waiver or reduction of sales charges for Investor A, Investor A1, Investor C, Investor C1 or Investor C2 Shares of each of the Portfolios.

Sales Charge Waivers — Investor A Shares

Qualified Plans. In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A Shares. BlackRock may pay placement fees to dealers, up to the following amounts, on purchases of Investor A Shares of all Portfolios by Qualified Plans:

Less than $3,000,000	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

For the table above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of up to 1.00% on the first $3 million and .50% on the final $1 million).

Other. The following persons associated with the Fund, the Fund’s investment adviser, sub-advisers, distributors, fund accounting agent or transfer agent and their affiliates may buy Investor A Shares of each of the Portfolios without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners; (b) employees and retirees; (c) representatives of firms who have entered into selling agreements to distribute shares of BlackRock-advised funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). The following persons may also buy Investor A Shares without paying a sales charge: (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) MetLife employees. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

The CDSC related to purchases of $1,000,000 or more of Investor A Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Reduced Sales Charges — Investor A Shares

Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $25,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Fund will not accept a purchase order of $500,000 or more for Investor C Shares.

Quantity Discounts. There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, right of accumulation, the reinstatement privilege, or a waiver of the sales charge. Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together.

These may include shares held in accounts held at a financial intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the right of accumulation and Letter of Intent the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Fund, the investor should inform the financial professional, financial intermediary or BlackRock Funds of any other shares of the Fund or any other BlackRock Fund owned by (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. Failure by the investor to notify the financial professional, financial intermediary or the BlackRock Funds, may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The financial professional, financial intermediary or the BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children under the age of twenty one — showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Fund and/or the investor’s financial professional, financial intermediary or BlackRock Funds may not be able to maintain this information.

Right of Accumulation. Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, B, C and Institutional Shares in most BlackRock Funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Reinstatement Privilege. Upon redemption of Investor A or Institutional Shares, you may reinvest the redemption proceeds in Investor A Shares of the SAME Portfolio without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided the Investor A Share class of that Portfolio is currently open to new investors or the shareholder has a current account in that closed Portfolio. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time the purchase is made. An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.

Letter of Intent. An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in Investor A, C or Institutional Shares which, if made at one time, would qualify for a reduced sales charge. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PFPC, and the investor must instruct PFPC upon making subsequent purchases that such purchases are subject to a Letter of Intent.

During the term of a Letter of Intent, the Fund’s transfer agent will hold Investor A Shares representing up to 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

Investor C Shares

Investor C Shares are subject to a deferred sales charge of 1% based on the lesser of the original cost or the net asset value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally immediately receive commissions equal to 1% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Amended and Restated Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares.

Exemptions from and Reductions of the Contingent Deferred Sales Charge

Investor C Shares. The contingent deferred sales charge on Investor C Shares is not charged in connection with: (1) redemptions of Investor C Shares purchased through certain authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (4) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006; (5) redemptions made with respect to certain qualified retirement plans sponsored by the Fund, BlackRock or its affiliates; (6) redemptions within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent); (7) withdrawals resulting from a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor C Shares; (8) involuntary redemptions of Investor C Shares in accounts with low balances as described in “Redemption of Shares” below; (9) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (10) redemptions related to the payment of PFPC, Inc. custodial IRA fees; and (11) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no contingent deferred sales charge is charged on Investor C Shares acquired through the reinvestment of dividends or distributions.

When an investor redeems Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor C Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

Shareholder Features

Exchange Privilege. The exchange of Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

A shareholder wishing to make an exchange may do so by sending a written request to the Fund c/o PFPC at the following address: PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

The Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and BDI will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and BDI will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

Automatic Investment Plan (“AIP”). Investor Share shareholders may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.

Systematic Withdrawal Plan (“SWP”). The Fund offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No contingent deferred sales charge will be assessed on redemptions of Investor C Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor C Shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders — Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund (which includes the Fund and other funds as designated by BII from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

Redemption of Shares. Redemptions may be made in the manner and amounts described in the Prospectuses. Signatures, when required, must conform exactly to the account registration. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, $100,000 for a redemption by check, or $10,000,000 for sales of Institutional Shares (although different maximums may apply for holders of Institutional Shares, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Computation of Public Offering Prices for Investor A Shares of the Portfolios.

An illustration of the computation of the public offering price per Investor A Share of the respective Portfolios, based on the value of such Portfolios’ net assets as of September 30, 2008 follows:

	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio

Net Assets	$7,416,280.58	$17,505,741.21	$16,927,169.89	$6,894,312.27

Outstanding Shares	806,450.906	1,953,289.809	1,946,385.664	808,334.033

Net Asset Value Per Share	$9.20	$8.96	$8.70	$8.53

Maximum Sales Charge, 5.25% of offering price[1]	0.51	0.50	0.48	0.47

Offering to Public	$9.71	$9.46	$9.18	$9.00

[1]

The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2008 was as follows: Conservative Prepared Portfolio 5.54%; Moderate Prepared Portfolio 5.58%; Growth Prepared Portfolio 5.52%; and Aggressive Growth Prepared Portfolio 5.51%.

Institutional Shares

Purchase of Shares. Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch, PNC or their affiliates may buy Institutional Shares of the Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of any Portfolio at any time.

Institutional Shares of the Portfolios may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Class R Shares

Purchase of Shares. Class R Shares are available only to certain authorized qualified employee benefit plans. The minimum investment for the initial purchase of Class R Shares is $100; there is a $50 minimum for subsequent investments.

Other Purchase Information. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of the Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Redemption of Shares. Redemptions may be made in the manner and amounts described in the Prospectuses.

Payment of Redemption Proceeds

The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the 1940 Act.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Information on Sales Charges and Distribution Related Expenses

Set forth below is information on sales charges (including any contingent deferred sales charges (“CDSCs”)) received by the Fund, including the amounts paid to affiliates of the Manager or FAM, for the periods indicated. From the inception of the Fund through September 30, 2008, FAMD and BlackRock Distributors, Inc. (“BDI”), each an affiliate of the Manager, acted as the Funds’ co-distributors (collectively, the “Previous Distributors”). Effective October 1, 2008, BII, an affiliate of the Manager, acts as the Fund’s sole Distributor.

Aggressive Growth Prepared Portfolio

Investor A Shares1

For Fiscal Year Ended September 30:	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid to Affiliates	CDSC Received on Redemption of Load waived Shares

2008	$36,625	$2,325	$32,022	$81

2007[2]	$30,087	$—	$—	$—

Investor C Shares1

For Fiscal Year Ended September 30:	CDSCs Received By BDI	CDSCs Paid to Affiliates

2008	$6,094	$6,094

2007[2]	$—	$—

Growth Prepared Portfolio

Investor A Shares1

For Fiscal Year Ended September 30:	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid to Affiliates	CDSC Received on Redemption of Load waived Shares

2008	$82,581	$5,494	$78,629	$0

2007[2]	$95,667	$—	$—	$—

Investor C Shares1

For Fiscal Year Ended September 30:	CDSCs Received By BDI	CDSCs Paid to Affiliates

2008	$26,859	$26,859

2007[2]	$—	$—

Moderate Prepared Portfolio

Investor A Shares1

For Fiscal Year Ended September 30:	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid to Affiliates	CDSC Received on Redemption of Load waived Shares

2008	$128,681	$9,751	$119,486	$63

2007[2]	$97,502	$—	$—	$—

Investor C Shares1

For Fiscal Year Ended September 30:	CDSCs Received By BDI	CDSCs Paid to Affiliates

2008	$17,085	$17,085

2007[2]	$—	$—

Conservative Prepared Portfolio

Investor A Shares1

For Fiscal Year Ended September 30:	Gross Sales Charges Collected	Sales Charges Retained By BDI	Sales Charges Paid to Affiliates	CDSC Received on Redemption of Load waived Shares

2008	$97,224	$6,464	$92,131	$0

2007[2]	$60,985	$—	$—	$—

Investor C Shares1

For Fiscal Year Ended September 30:	CDSCs Received By BDI	CDSCs Paid to Affiliates

2008	$17,208	$17,208

2007[2]	$—	$—

[1]	Fund commenced operations on December 21, 2006.
[2]	For the period December 21, 2006 to September 30, 2007.

Portfolio Transactions and Brokerage

See Part II “Portfolio Transactions and Brokerage” in this Statement of Additional Information for more information. Information about the brokerage commissions paid by the Fund, including commissions paid to Affiliates, is set forth in the following table:

Fiscal Year End	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates

September 30, 2008	0	0

September 30, 2007	0	0

Dividends and Distributions

Each of the Prepared Portfolios will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment income is declared at least annually as a dividend to investors who are shareholders of the Portfolio at the close of business on the record date. Any net realized capital gains (including net short-term capital gains) will be distributed by each Portfolio of the Fund at least annually. From time to time, a Portfolio may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees.

Distributions are reinvested at net asset value in additional full and fractional shares of the same class on which the distributions are paid, unless a shareholder elects otherwise. This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

VALUATION OF PORTFOLIO SECURITIES

Valuation of Shares. The net asset value for each class of shares of each Portfolio is generally calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open. Valuation of securities held by each Portfolio is as follows:

Equity Investments. Securities traded on a recognized securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; if a security is traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used; securities traded on a recognized securities exchange for which there were no sales on that day are valued at the last bid (long position) or ask (short position) price. If a Portfolio holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Board; the amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser determines such method does not represent fair value; floating rate loan interests are generally valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from an independent third-party pricing service. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services who make a valuation determination by securing observed transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded; an exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price; if no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Swap agreements and other derivatives are generally are valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, the Portfolios may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each Portfolio’s books at their face value.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by a Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Board or by BlackRock (its delegate). Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Portfolios may be traded on non-U.S. exchanges or over-the-counter markets on days on which a Portfolio’s net asset value is not calculated. In such cases, the net asset value of a Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Portfolio’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded), or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing a Portfolio’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Portfolio. On any date the NYSE is open and the primary exchange on which a foreign asset is traded is closed, such asset will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset, in which case such asset would be treated as a Fair Value Asset. For certain non-U.S. securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant non-U.S. markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Portfolio’s pricing time.

BlackRock’s Pricing Group, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, BlackRock’s Pricing Group periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock’s portfolio managers, to regularly evaluate the values assigned to the securities and other assets held by the Portfolios. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio’s net asset value. As a result, a Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Money Market Funds. Each Money Market Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchase and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation. Under this method, portfolio securities are valued at cost when purchased and thereafter, a constant proportionate accretion of any discount or amortization of premium is recorded until the maturity of the security. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Fund would receive if the security were sold prior to maturity. The Money Market Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Fund; however, there can be no assurance that a constant net asset value will be maintained for any Money Market Fund. Such procedures include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed  1/2 of 1% for a Money Market Fund, the Fund’s Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

Except as permitted by applicable law and the Commission, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 397 days, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by the Money Market Fund’s Board.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is only a summary of certain additional tax considerations generally affecting the Prepared Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Prepared Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

Each Prepared Portfolio of the Fund has elected and intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, each Prepared Portfolio generally is exempt from U.S.

federal income tax on its investment company taxable income, as that term is defined in the Code without regard to the deduction for dividends paid, and net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income and (b) 90% of its net tax-exempt interest income, if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, each Prepared Portfolio must derive at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock or securities or non-U.S. currencies or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “Income Requirement”). The Internal Revenue Service has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement.

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Prepared Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Prepared Portfolio generally has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Prepared Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Prepared Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers in which such Prepared Portfolio holds 20% or more of the voting stock and which are engaged in the same or similar or related trades or businesses, or in any one or more Qualified Publicly Traded Partnerships.

If for any taxable year any Prepared Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of such Prepared Portfolio’s current and accumulated earnings and profits. Such distributions will generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Prepared Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Ordinarily, shareholders are required to take distributions by a Prepared Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Prepared Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

Distributions of investment company taxable income from a Prepared Portfolio will generally be taxable (other than qualified dividend income and the possible allowance of the dividends-received deduction described below) to shareholders as ordinary income to the extent of that Prepared Portfolio’s earnings and profits, regardless of whether such distributions are paid in cash or are reinvested in shares.

However, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by a Prepared Portfolio as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains, provided holding period and other requirements are met by both the shareholders and the Prepared Portfolio. A Prepared Portfolio will notify shareholders of the amount of any distribution that may constitute qualified dividend income not later than 60 days after the close of its taxable year. If a Prepared Portfolio receives 95% or more of its gross income (as defined for that purpose) from qualified dividend income, all the Prepared Portfolio’s distributions may be classified as qualified dividend income. Otherwise, only a portion of a Prepared Portfolio’s distributions may be eligible for classification as qualified dividend income. A Prepared Portfolio may designate such distributions as qualified dividend income only to the extent the Prepared Portfolio has qualified dividend income for the taxable year in which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain non-U.S. corporations. A dividend received by a Prepared Portfolio from an underlying fund will be eligible to be treated as qualified dividend income to the extent designated by such underlying fund, provided the requirements described above have been met. Shareholders receiving any distribution from a Prepared Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Each Prepared Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year. Such distributions that are designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Prepared Portfolio prior to the date on which a shareholder acquired shares of the Prepared Portfolio and whether the distribution was paid in cash or reinvested in shares. If a Prepared Portfolio retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders, and each shareholder will (i) be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) be entitled to credit its proportionate share of tax paid by the Prepared Portfolio against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) increase its basis in its shares of the Prepared Portfolio by an amount equal to the difference between its proportionate share of such gains and the amount of tax paid on such shareholder’s behalf by the Prepared Portfolio.

Ordinary income dividends paid by a Prepared Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of “qualifying dividends” received by the Prepared Portfolio from domestic corporations for the taxable year. A dividend received by a Prepared Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Prepared Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that the Prepared Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Prepared Portfolio. A dividend received by a Prepared Portfolio from an underlying fund will be eligible for the dividends-received deduction to the extent designated by such underlying fund, provided the requirements described above have been met.

Distributions by a Prepared Portfolio that do not constitute ordinary income dividends, qualified dividend income or capital gains dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2010. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

A shareholder will generally recognize gain or loss on the sale, exchange or redemption of a Prepared Portfolio’s shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of such Prepared Portfolio within 30 days before or after the sale, exchange or redemption. In such a case, the basis in the shares acquired will be adjusted to reflect such loss. Any gain or loss arising from the sale, exchange or redemption of shares of a Prepared Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any loss incurred on the sale or exchange of a Prepared Portfolio’s shares, held six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service (IRS) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain of each Prepared Portfolio’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Prepared Portfolio to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The wash sale rules may, in certain circumstances, defer a Prepared Portfolio’s ability to recognize a loss on the sale of an underlying fund. Each Prepared Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

In certain situations, a Prepared Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Each Prepared Portfolio may make investments in zero coupon bonds or other discount securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the bond at maturity over its issue price). Zero coupon bonds do not provide for periodic interest payments and therefore produce income that is not matched by a corresponding cash distribution. Any such income would be treated as income earned by a Prepared Portfolio and would be subject to the Distribution Requirement and taken into account for purposes of the 4% excise tax (discussed above). As a result, such Prepared Portfolio may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to be able to make distributions to its investors. A positive inflation adjustment on inflation-indexed U.S. Treasury securities is original issue discount. A negative inflation adjustment will reduce the amount of interest otherwise includible with respect to the debt instrument. Where the negative inflation adjustment exceeds income includible by a Prepared Portfolio for the taxable year, it will be treated as an ordinary loss to the extent the Prepared Portfolio has recognized ordinary gain in previous years with respect to such debt instrument.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Prepared Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Prepared Portfolio actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If a Prepared Portfolio purchases shares in a “passive foreign investment company” (a “PFIC”), such Prepared Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Prepared Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Prepared Portfolio in respect of deferred taxes arising from such distributions or gains. If a Prepared Portfolio were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Prepared Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Prepared Portfolio. Alternatively, a Prepared Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC, with a separate election made for each PFIC owned by the Prepared Portfolios; in this case, the Prepared Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Prepared Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income. The Prepared Portfolios do not intend to purchase shares in PFICs.

Each Prepared Portfolio’s investment in non-U.S. securities or in underlying funds that invest in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, a Prepared Portfolio’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Prepared Portfolios.

Each Prepared Portfolio may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Prepared Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”), depends on whether the income from a Prepared Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from a Prepared Portfolio is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, dividends paid to such non-U.S. shareholder from investment company taxable income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a non-U.S. shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Prepared Portfolio and capital gain dividends. In addition, with respect to taxable years of regulated investment companies beginning before January 1, 2010, U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. If the income from a Prepared Portfolio is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, capital gain dividends, any amounts retained by the Prepared Portfolio which are designated as undistributed capital gains and any gains realized upon the sale of shares of a Prepared Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. In the case of non-U.S. non-corporate shareholders, the Prepared Portfolio may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Prepared Portfolio with proper notification of their non-U.S. status. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Prepared Portfolio, including the applicability of foreign taxes.

Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made by the Prepared Portfolios each year.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Although each Prepared Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all U.S. federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Prepared Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisers about state and local tax consequences, which may differ from the U.S. federal income tax consequences described above.

ADDITIONAL INFORMATION CONCERNING SHARES

Shares of each class of each Portfolio of the Fund bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan. Each share of a Portfolio of the Fund has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio’s assets that are declared in the discretion of the Board of Trustees. The Fund’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund’s outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Fund.

There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund’s Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund. As stated herein, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

The Funds’ Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares. Upon any liquidation of a Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

MISCELLANEOUS

The Fund. The Fund was organized as a Massachusetts business trust on April 26, 2007 and is registered under the 1940 Act as an open end, management investment company. Each of the Prepared Portfolios is non-diversified.

Independent Registered Public Accountant. Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, Pennsylvania, serve as the Funds’ independent registered public accountants.

Counsel. Willkie Fair & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 serves as the Fund’s counsel.

Shareholder Ownership. The name, address and percentage ownership of each person that on December 31, 2008 owned of record or beneficially 5% or more of the outstanding shares of a Portfolio are set forth in Appendix D.

Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, a “majority of the outstanding shares” of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1”— Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2”— Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3”— Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

“B”— Issue has only a speculative capacity for timely payment.

“C”— Issue has a doubtful capacity for payment.

“D”— Issue is in payment default.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1”— Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2”— Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3”— Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime”— Issuer does not fall within any of the Prime rating categories.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1+”— Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” — Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

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“F-2” — Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3” — Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

“F-S” — Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

“D” — Securities are in actual or imminent payment default.

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” — This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA” — Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” — Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” — Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB,” “B,” “CCC,” “CC” and “C” — Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” — Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B” — Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

“CCC” — Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

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“CC” — This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” — This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” — This rating is reserved for income bonds on which no interest is being paid.

“D” — Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) — The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” — This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” — Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” — Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” — Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” — Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. — Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

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(P) — When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” — Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” — Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” — Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” — Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB,” “B,” “CCC,” “CC,” “C,” “DDD,” “DD,” and “D” — Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s Ratings Group for municipal notes:

“SP-1” — The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

“SP-2” — The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/”VMIG-1” — Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

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“MIG-2”/”VMIG-2” — Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

“MIG-3”/”VMIG-3” — Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“MIG-4”/”VMIG-4” — Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

“SG” — Loans bearing this designation are of speculative quality and lack margins of protection.

Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

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APPENDIX B

Certain Portfolios of the Fund may enter into futures transactions. These transactions are described in this Appendix.

Futures Contracts

If so provided in the Prospectus relating to a particular Portfolio, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and non-U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any non-U.S. government fixed-income security, on various currencies and on such indices of U.S. and non-U.S. securities as may exist or come into existence.

A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the non-U.S. currency) underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a future contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

Margin

If a Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Portfolio upon the proper termination of the futures contract.

The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has

B-1

purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser to a Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

Options on Futures Contracts

A Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a Portfolio’s securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by a Portfolio’s adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin. The absence of a liquid market in futures contracts might cause a Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio

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would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio’s ability to effectively hedge its portfolio.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-U.S. commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Greater margin requirements may limit a Portfolio’s ability to enter into certain commodity transactions on non-U.S. exchanges. Moreover, differences in clearance and delivery requirements on non-U.S. exchanges may occasion delays in the settlement of a Portfolio’s transactions effected on non-U.S. exchanges.

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, a Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by a Portfolio.

Accounting Treatment

Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.

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Appendix C

Proxy Voting Policies

For The BlackRock-Advised Funds

June, 2008

Copyright © 2008 BlackRock, Inc.

All rights reserved.

I.	INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

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When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1 When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.2 It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

II.	PROXY VOTING POLICIES

A.	Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

B.	Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a

[1]

Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

[2]

Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

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corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C.	Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D.	Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.	Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F.	Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G.	Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H.	Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

III.	REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

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APPENDIX D

SHAREHOLDER OWNERSHIP

as of January 2, 2009

BlackRock Aggressive Growth Prepared Portfolio

Name	Address	Percentage and Class
Merrill Lynch Pierce Fenner**	4800 E. Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	93.06% of Investor A
Merrill Lynch Pierce Fenner**	4800 E. Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	97.18% of Investor C
Merrill Lynch Pierce Fenner**	4800 E. Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	98.21% of Institutional
Merrill Lynch Pierce Fenner**	4800 E. Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	100.00% of Class R

BlackRock Conservative Prepared Portfolio

Name	Address	Percentage and Class
Merrill Lynch Pierce Fenner**	4800 E. Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	79.92% of Investor A
UBS Financial Services Inc.** FBO William M. Johnson Phyllis B. Johnson JTWROS	748 Iron Mountain Road Canton, GA 30115-7300	6.45% of Investor A
Merrill Lynch Pierce Fenner**	4800 E. Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	92.98% of Investor C
NFS LLC FEBO** Joseph Spano Diane Spano	196 Betsy Ross Dr. Freehold, NJ 07728	64.62% of Institutional
Merrill Lynch Pierce Fenner**	4800 E. Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	30.66% of Institutional
Merrill Lynch Pierce Fenner**	4800 E. Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	100.00% of Class R

BlackRock Growth Prepared Portfolio

Name	Address	Percentage and Class
Merrill Lynch Pierce Fenner**	4800 E. Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	93.52% of Investor A
Merrill Lynch Pierce Fenner**	4800 E. Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	95.66% of Investor C
Merrill Lynch Pierce Fenner**	4800 E. Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	99.59% of Institutional
Merrill Lynch Pierce Fenner**	4800 E. Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	100.00% of Class R

BlackRock Moderate Prepared Portfolio

Name	Address	Percentage and Class
Merrill Lynch Pierce Fenner**	4800 E. Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	91.34% of Investor A
Merrill Lynch Pierce Fenner**	4800 E. Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	93.54% of Investor C
Merrill Lynch Pierce Fenner**	4800 E. Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	96.68% of Institutional
Merrill Lynch Pierce Fenner**	4800 E. Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	100.00% of Class R
**	Record holders that do not beneficially hold the shares.

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STATEMENT OF ADDITIONAL INFORMATION

BLACKROCK STRATEGIC PORTFOLIO I

This Statement of Additional Information provides supplementary information pertaining to shares representing interests in BlackRock Strategic Portfolio I (the “Portfolio”) of BlackRock Funds II (the “Fund”). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund relating to the Portfolio dated January 28, 2009, as amended from time to time (the “Prospectus”). The Prospectus may be obtained from the Fund’s distributor by calling toll-free (800) 441-7762. This Statement of Additional Information is dated January 28, 2009. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus. Certain information contained in the Fund’s annual and semi-annual reports to shareholders are incorporated by reference herein.

The Portfolio was formerly part of BlackRock Funds, a Massachusetts business trust (the “Former Trust”). On June 8, 2007, the Portfolio became a portfolio of the Fund, a separate Massachusetts business trust. The Portfolio’s investment goal and strategies, risks, historical performance, shareholder fees and expenses, management, financial statements and shareholder services are identical to those that existed when the Portfolio was part of the Former Trust, and references to the Fund or a Portfolio relating to periods prior to June 8, 2007 refer to the Former Trust or the Portfolio as part of the Former Trust, respectively.

BlackRock Financial Management, Inc. — Manager

BlackRock Investments, Inc. — Distributor

The date of this Statement of Additional Information is January 28, 2009

THE FUND

The Fund was organized as a Massachusetts business trust on April 26, 2007, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in 50 investment portfolios, some of which offer multiple classes of shares to investors. For information concerning these other portfolios, contact BlackRock Investments, Inc. (the “Distributor”) at (800) 441-7762.

INVESTMENT OBJECTIVE AND POLICIES

For a description of the objective and policies of the Portfolio, see “Risk/Return Summary: Investments and Risks” in the Prospectus. The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

Portfolio Securities Generally. The investment goal of the Portfolio is to seek to maximize total return through the investment in the portfolio of investment grade fixed income securities of non-U.S. and U.S. issuers denominated in non-U.S. currencies, baskets of non-U.S. currencies and the U.S. dollar. The investment objective may be changed by the Fund’s Board of Trustees without shareholder approval.

Under normal market conditions, the Portfolio expects to invest a significant portion of its assets in securities denominated in non-U.S. currencies or baskets of non-U.S. currencies. U.S. dollar investments will be used primarily for hedging purposes or for temporary defensive purposes.

The Portfolio intends to invest primarily in obligations of issuers based in developed countries. The Portfolio may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries, subject to the same credit quality restrictions as other investments.

The Portfolio may invest in the following types of securities, which may be issued by domestic or non-U.S. entities and denominated in U.S. dollars or non-U.S. currencies:

•	securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities (U.S. Government Obligations);

•	obligations issued or guaranteed by a non-U.S. government, or any of its political subdivisions, authorities, agencies or instrumentalities;

•	obligations of international agencies or supranational organizations;

•

Brady bonds, which are securities issued when sovereign entities exchange existing commercial bank loans for new debt through a restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady;

•	bank obligations, including certificates of deposit, fixed time deposits, notes and bankers’ acceptances;

•	corporate debt securities, including convertible securities and corporate commercial paper;

•	preferred stock;

•	loan participations;

•	repurchase agreements;

•	structured securities;

2

•

mortgage-backed and asset-backed securities, which are securities that are secured or backed by residential or commercial mortgages, as well as other assets, such as automobile loans and credit card receivables; and

•	obligations issued or guaranteed by a state or local government.

These securities may be publicly or privately offered and may have fixed, variable or floating rates of interest.

An investment in the Portfolio is not a deposit of PNC Bank, National Association or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Ratings of Portfolio Securities. The Portfolio generally will invest in securities that are rated investment grade (at least BBB/Baa) by at least one nationally recognized statistical rating organization (“NRSRO”) or, if unrated by those rating organizations, will be determined by the Portfolio’s adviser to be of comparable credit quality at the time of investment or will be U.S. Government Obligations. In the case of short-term investments, the Portfolio’s assets will be rated in the highest rating category by at least one NRSRO or, if unrated by any NRSRO, will be determined by the adviser to be of comparable credit quality at the time of investment or will be U.S. Government Obligations. Securities rated BBB or Baa are generally considered to be investment grade although they have speculative characteristics. If a security’s ratings are reduced by all rating services below the minimum rating that is permitted for the Portfolio, the adviser will consider whether the Portfolio should continue to hold the security.

Duration. The Portfolio will generally maintain a U.S. dollar-weighted average duration for its investments of between 0 and 8 years and will invest in securities across the entire maturity spectrum.

Other Main Strategies.

All fixed income securities are subject to the risk that as interest rates increase, the value of the securities decrease, and as interest rates decrease, the value of the securities increase. Changes in interest rates generally affect the values of securities with longer maturities more than the values of securities with shorter maturities.

The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts, interest rate caps and floors, and options on fixed income securities, and may enter into interest rate swap transactions. The Portfolio may also engage in non-U.S. currency exchange transactions by means of buying or selling non-U.S. currencies on a spot basis, entering into non-U.S. currency forward contracts and swaps, and buying or selling non-U.S. currency options, non-U.S. currency futures, and options on non-U.S. currency futures. These types of securities collectively are often called derivatives.

The value of fixed income securities held by the Portfolio can generally be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolio is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Portfolio’s assets will vary based upon the Manager’s assessments of economic and market conditions. Rising interest rates tend to extend the duration of fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. As stated above, the Portfolio will seek to maintain a duration within broad, though specified, limits. The Portfolio’s duration is a measure of its price sensitivity, including expected cash flows and prepayments on its securities holdings under a wide range of interest rate scenarios. In computing the duration of the Portfolio, the Manager will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. The Manager may use various techniques to lengthen or shorten the duration of the Portfolio, including the acquisition of debt

3

obligations at a premium or discount, interest rate swaps and interest rate futures and related options. There can be no assurance that the Manager’s estimation of the Portfolio’s duration will be accurate or that the duration of the Portfolio will always be within the limits designated above.

Non-U.S. Investments. The Portfolio may invest in non-U.S. securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency Investing in non-U.S. securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that the Portfolio will lose money.

Non-U.S. investments of the Portfolio may include: (a) debt obligations issued or guaranteed by non-U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a non-U.S. state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of non-U.S. banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in non-U.S. currencies; (e) debt obligations denominated in the Euro; and (f) non-U.S. corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

The Portfolio intends to invest primarily in obligations of issuers based in developed countries. The Portfolio may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries subject to the same credit quality restrictions as other investments. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

Subject to the limitation stated above regarding investments in emerging market countries, the Portfolio may invest more than 25% of its total assets in the securities of issuers located in a single country. Investments of 25% or more of the Portfolio’s total assets in a particular country will make the Portfolio’s performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

Currency Risk and Exchange Risk. Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of the Portfolio that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than a fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such

4

investments often involve risks not present in U.S. investments that can increase the chances that the Portfolio will lose money. In particular, the Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Portfolio’s operations.

Publicly Available Information. In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies. Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Portfolio to carry out transactions. If the Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Portfolio.

Certain Risks of Holdings Fund Assets Outside the United States. The Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no

5

regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Portfolio’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

The expense ratios of the Portfolios investing significantly in non-U.S. securities can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

Sovereign Debt. The Portfolios that invest in non-U.S. securities may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Investment in Emerging Markets. As discussed in the Prospectus, the Portfolio may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for

6

expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Portfolio. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Portfolio could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Portfolio of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Portfolios may hold from time to time various non-U.S. currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, certain Portfolios may engage in non-U.S. currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio’s performance. These investments and transactions involving non-U.S. securities, currencies, options (including options that relate to non-U.S. currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” “Non-U.S. Currency Transactions” and “Options and Futures Contracts.”

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries,

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such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Risks of Investments in Russia. The Portfolio may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Portfolio to lose its registration through fraud, negligence or mere oversight. While the Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Portfolio.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which the Portfolio may invest are subject to certain additional or specific risks. Certain Portfolios may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Portfolio and may have an adverse impact on the investment performance of the Portfolio.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

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The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Portfolios. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Portfolio itself, as well as the value of securities in the Portfolio’s portfolio.

In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Portfolio incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. Portfolio management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Portfolio may invest in countries in which foreign investors, including management of the Portfolio, have had no or limited prior experience.

A Portfolio’s investments in non-U.S. securities may also be adversely affected by changes in non-U.S. political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies. Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company

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which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts a Portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Portfolios investing significantly in non-U.S. securities can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

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Non-Diversified Status. The Portfolio is classified as a non-diversified portfolio under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In conformance with applicable tax requirements at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issues (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or in any one or more Qualified Publicly Traded Partnerships (see “Taxes”).

Because it can concentrate its investments in the obligations of a smaller number of issuers, the Portfolio may be more at risk than a more widely diversified fund to any single economic, political or regulatory event which harms one or more of those issuers.

Loan Participations and Other Structured Securities. The Portfolio may purchase participation interests in debt securities from non-U.S. and domestic financial institutions. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the participation interest bears to the total principal amount of the security. Participation interests may have fixed, floating or variable rates of interest. The Portfolio intends only to purchase participations from an entity or syndicate, and do not intend to serve as co-lenders in any participations. It is possible that a participation interest might be deemed to be an extension of credit by the Portfolio to the issuing financial institution that is not a direct interest in the credit of the obligor of the underlying security and is not directly entitled to the protection of any collateral security provided by such obligor. In that event, the ability of the Portfolio to obtain repayment might depend on the issuing financial institution.

The Portfolio also may purchase other types of structured securities, including zero coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments, as well as instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.

In addition, the Portfolio may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These securities, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their “face value,” and may include stripped mortgage-backed securities (“SMBS”). The Portfolio also may purchase “stripped” securities that evidence ownership in the future interest payments or principal payments on obligations of non-U.S. governments.

Because certain of these instruments are leveraged, their market values may be more volatile than other types of instruments and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of certain instruments could limit the amount of appreciation the Portfolio can realize on its investment, could cause the Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information.

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Convertible Securities and Preferred Stock. The Portfolio may, from time to time, invest in convertible securities. Convertible securities acquired by the Portfolio may include convertible bonds and convertible preferred stock, and will be subject to the same rating requirements as the Portfolio’s investments in other fixed income securities. The Portfolio ordinarily will sell units of common stock received upon conversion. The Portfolio may also purchase non-convertible preferred stock when deemed to be in furtherance of the Portfolio’s investment objective.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Portfolio may be authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Portfolio may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as

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nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the adviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The adviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the adviser believes such a Manufactured Convertible would better promote a Portfolio’s objective than alternate investments. For example, the adviser may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and under-perform during periods when corporate fixed income securities outperform Treasury instruments.

Dollar Roll Transactions. To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Portfolio may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. This use of dollar rolls may be regarded as leveraging and, therefore, speculative. If the income earned from the investment of the proceeds of the transaction does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what the performance would have been without the use of dollar rolls. At the time the Portfolio enters into a dollar roll transaction, the Manager will designate liquid assets on its books and records in an amount equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Portfolio’s dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

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Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Portfolio sells securities becomes insolvent, the Portfolio’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Illiquid Securities. Liquidity of a security refers to the ability to easily dispose of it and the price to be obtained, and does not necessarily refer to the likelihood of receipt of principal or interest payments. Illiquid securities may be worth less than comparable, more liquid investments. The Portfolio intends to acquire securities which may be considered illiquid because they are not registered under the federal securities laws, contractual restrictions on transfer apply or they are part of a small issue. The Portfolio may purchase securities offered in private placements or under Rule 144A of the Securities Act of 1933, as amended (the “Act”), which may also be illiquid. If a security is illiquid, the Portfolio may not be able to dispose of it at the time or price which it would like.

The Portfolio will not invest more than 15% of the value of its net assets in securities that are illiquid. Instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. The Portfolio may purchase securities which are not registered under the Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Act. These securities will not be considered illiquid so long as it is determined by the Manager that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Short Sales. The Portfolios may only make short sales “against the box.” In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical or similar security at no additional cost. When selling short “against the box,” a Portfolio forgoes an opportunity for capital appreciation in the security. The Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security, to realize appreciation when a security that the Portfolio does not own declines in value and in order to maintain portfolio flexibility. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment received by the Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

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A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely under-perform similar mutual funds that do not make short sales in securities. A Portfolio will realize a gain on a short sale if the security declines in price between those dates. Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Currency Transactions. The Portfolio may enter into spot and forward non-U.S. currency exchange contracts and currency swaps, and may purchase and sell non-U.S. currency futures contracts, options on non-U.S. currency futures contracts and exchange traded and over-the-counter (“OTC”) options on currencies to hedge the currency exchange risk associated with its assets or obligations denominated in non-U.S. currencies or baskets of non-U.S. currencies. The Portfolio may also engage in proxy hedging transactions. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio’s securities are, or are expected to be, denominated, and to buy U.S. dollars. There is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. The Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.

In addition, subject to the limitation on non-U.S. currency exposure stated above, the Portfolio may enter into currency transactions to seek to increase total return when the Manager believes the transactions are in furtherance of the Portfolio’s investment objective. In connection with their currency transactions, the Portfolio will segregate cash, U.S. Government securities or other liquid assets, or will otherwise cover their position in accordance with the applicable requirements of the SEC.

In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to the Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While a Portfolio’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

The Portfolio may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include spot and forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolio may enter into over-the-counter currency transactions with counterparties which have received, combined with any credit enhancements, a

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long-term debt rating of “A” by S&P or Moody’s, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Manager.

The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have exposure. For example, the Portfolio may hold both Canadian government bonds and Japanese government bonds, and the Manager may believe that Canadian dollars will deteriorate against Japanese Yen. The Portfolio would sell Canadian dollars to reduce its exposure to that currency and buy Japanese Yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Portfolio to declines in the value of the Japanese Yen relative to the U.S. dollar.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Portfolio’s securities are or are expected to be denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. Whenever the Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements of the SEC.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at an institution based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Repurchase Agreements. The Portfolio may agree to purchase debt securities from financial institutions subject to the seller’s agreement to repurchase such securities at an agreed upon time and price (“repurchase agreements”). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

The Portfolio may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Portfolio and its counterparties, and therefore, the Portfolio may be subject to the credit risk of those custodians.

The repurchase price under the repurchase agreements generally equals the price paid by the Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Manager. The Manager will continue to monitor creditworthiness of the seller under a

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repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest and any accrued premium). The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Manager will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Portfolio’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Insured Municipal Bonds. Bonds purchased by the Portfolio may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures. Either the issuer of the bond or the Portfolio purchases the insurance. Insurance is expected to protect the Portfolio against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Portfolio or its shareholders against losses caused by declines in a bond’s market value. Also, the Portfolio cannot be certain that any insurance company does not make these payments. In addition, if the Portfolio purchases the insurance, it may pay the premiums, which will reduce the Portfolio’s yield. The Portfolio seeks to use only insurance companies that have an AAA credit rating from S&P or Fitch or an Aaa credit rating from Moody’s. However, if insurance from insurers with these ratings is not available, the Portfolio may use insurance companies with lower ratings or stop purchasing insurance or insured bonds. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Reverse Repurchase Agreements and Other Borrowings. The Portfolio is authorized to borrow money. The Portfolio may borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Portfolio. Such leveraging increases the Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by the Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay on the borrowings, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Portfolio will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the adviser in its best judgment nevertheless may determine to maintain the Portfolio’s leveraged position if it expects that the benefits to the Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

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The Portfolio may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to the Portfolio’s agreement to repurchase the securities at an agreed upon price, date and interest rate. Such agreements are considered to be borrowings under the 1940 Act. While reverse repurchase transactions are outstanding, the Manager will designate liquid assets on its books and records in an amount at least equal to the repurchase price. Borrowings may be made through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolio will use proceeds of reverse repurchase agreements to purchase additional securities that meet the Portfolio’s investment guidelines. The Portfolio may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. The Portfolio’s reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes.

Certain types of borrowings by a Portfolio may result in the Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BlackRock from managing a Portfolio in accordance with the Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

In accordance with applicable law, each Portfolio may at times borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

The use of these techniques to borrow money may be regarded as leveraging and, therefore, speculative. In these transactions, there is a risk that the interest income earned on the proceeds of the transaction will be less than the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the transaction.

Tender Option Bonds. The residual interest municipal tender option bonds in which the Portfolios may invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Portfolios, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate municipal obligations with comparable credit quality, coupon, call provisions and maturity. The Portfolios may invest in residual interests for the purpose of using economic leverage.

Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal obligations purchased from a Portfolio or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which a Portfolio would purchase. The short-term floating rate interests have first priority on the cash flow from the municipal obligations. A Portfolio is paid the residual cash flow from the special purpose trust. If the Portfolio is the initial seller of the municipal obligations to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Portfolio to purchase additional municipal obligations or other permitted investments. If a Portfolio ever purchases all or a portion of the short-term floating

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rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the municipal obligations owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal obligations held in the special purpose trust are passed through to the Portfolio, as the holder of the residual interests.

A Portfolio may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the municipal obligations owned by the tender option bond trust.

The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the tender option bond trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the municipal obligations) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the municipal obligations owned by the tender option bond trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal obligations owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the municipal obligations.

If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the municipal obligations owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with a Portfolio that will require the Portfolio to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Portfolio had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Portfolio is required to repurchase the municipal obligations it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests—most likely due to an adverse change in interest rates) but not others (such as a default of the municipal obligations). In order to cover any potential obligation of the Portfolio to the liquidity provider pursuant to this agreement, the Portfolio may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related tender option bond trust exceeds the market value of the municipal obligations owned by the tender option bond trust.

A Portfolio may also invest in the short-term floating rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating or variable rate on typically a weekly basis. These securities grant the Portfolios the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes.

Investments in residual interest and floating rate interest tender option bonds may be considered derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

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Variable and Floating Rate Instruments. The Portfolio may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolio may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”). Tender option bonds (including residual interests thereon) are excluded from this 10% limitation. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or index to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. To seek to limit the volatility of these securities, a Portfolio may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. BlackRock believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Portfolio that allow the Portfolio to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Portfolio may be required to pay substantial additional margin to maintain the position.

With respect to purchasable variable and floating rate instruments, the Manager will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

Preferred Securities. The Portfolio may invest in preferred securities. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Trust Preferred Securities. The Portfolio may invest in trust preferred securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the

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ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have some of the key characteristics of equity and became popular because they could be treated as preferred equity for accounting purposes. However, trust preferred securities are no longer treated as equity and are rarely issued in the current environment.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS(r)”); monthly income preferred securities (“MIPS(r)”); quarterly income bond securities (“QUIBS(r)”); quarterly income debt securities (“QUIDS(r)”); quarterly income preferred securities (“QUIPS/sm/”); corporate trust securities (“CORTS(r)”); public income notes (“PINES(r)”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks. The Portfolio may purchase bank obligations, such as certificates of deposit, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and non-U.S. branches for purposes of the Portfolio’s investment policies. Investments in short-term bank obligations may include obligations of non-U.S. banks and domestic branches of non-U.S. banks, and also non-U.S. branches of domestic banks.

Corporate and Bank Obligations. The Portfolio may invest in debt obligations of domestic or non-U.S. corporations and banks. Bank obligations may include certificates of deposit, notes, bankers’ acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

Interest Rate and Extension Risk. The value of fixed income securities in the Portfolio can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolio is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Portfolio’s assets will vary.

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During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk. Although the Portfolio’s adviser will normally attempt to structure the Portfolio to have a duration as stated in the Prospectus, there can be no assurance that it will be able to do so at all times.

Mortgage Related and Asset-Backed Securities. The Portfolio may make investments in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Portfolio has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. See “Interest Rate and Extension Risk” above.

Any investments the Bond Portfolios make in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Unlike mortgage-related securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

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In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

The relationship between prepayments and interest rates may give some high-yielding mortgage- related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and other asset-backed security’s total return and maturity may be difficult to predict precisely.

The Portfolio from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a

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master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by the Portfolio.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs, which are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC generally does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. FHLMC “Gold” PCs are guaranteed as to timely payment of interest and principal by FHLMC and represent 100% of the current fixed-rate production of the majority of FHLMC fixed-rate securities outstanding.

The FNMA and FHLMC hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas the FNMA and FHLMC could buy, and until 2009, to lend the FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over the FNMA and FHLMC and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates (“REMIC Certificates”). These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of

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residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as “regular” interests or “residual” interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests. The Portfolio does not currently intend to purchase residual interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.

Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate, bears a different stated maturity date and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs or REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class. A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC

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provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (“SEC”), and a Portfolio may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by a Portfolio in other investment companies. In addition, in reliance on an earlier SEC interpretation, a Portfolio’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Portfolio selects CMOs that cannot rely on the rule or do not meet the above requirements, the Portfolio generally may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments.

U.S. Government Obligations. Treasury obligations may differ in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Portfolio include U.S. Treasury Bills, Treasury Notes, and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority, and Washington D.C. Armory Board. The

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Portfolio may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the GNMA, FNMA and FHLMC.

Supranational Organization Obligations. The Portfolio may purchase debt securities of supranational organizations such as the World Bank, which are charted to promote economic development. Additional examples of such entities include the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Portfolio may lose money on such investments.

Municipal Obligations. When deemed advisable by the Manager, the Portfolio may invest in obligations issued by a state or local government (“Municipal Obligations”). The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

The Portfolio may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”) entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Dividends paid by the Portfolio that are derived from income earned on Municipal Obligations will not be tax-exempt. In determining whether a lease obligation is liquid, the Manager will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Portfolio may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Portfolio’s operating expenses and adversely affect the net asset value of the Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Portfolio would not have the right to take possession of the assets. In addition, the Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company the Portfolio is subject to certain limitations on its investments and on the nature of its income.

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Commercial Paper. The Portfolio may purchase commercial paper rated in one of the highest rating categories of an NRSRO. These ratings symbols are described in Appendix A.

Commercial paper purchasable by the Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Portfolio through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

Investment Grade Debt Obligations. The Portfolio invests in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Corporate Loans. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effect of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Portfolio may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Portfolio may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Portfolio may become a member of the syndicate. The corporate loans in which the Portfolio invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Portfolio’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Brady Bonds. The Portfolio’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at

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regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

When-Issued Purchases and Forward Commitments. The Portfolio may enter into “when-issued” and “forward” commitments, including “TBA” (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. These transactions involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

When the Portfolio agrees to purchase securities on this basis, the Manager will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio commitments to the extent required by SEC guidelines. It may be expected that the market value of the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, the Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

When the Portfolio engages in when-issued, TBA and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

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Derivatives. The Portfolio may use instruments referred to as derivative securities (“derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. The Portfolios may use derivatives for hedging purposes. Certain Portfolios may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio’s hedging strategies will be effective. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

Options and Futures Contracts. The Portfolio may write (i.e. sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or cross-hedging, or for the purpose of earning additional income which may be deemed speculative or cross-hedging. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, financial instruments, non-U.S. currencies, securities indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. The Portfolio will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the Manager’s books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account on the Manager’s books and records to the extent required by SEC guidelines.

When the Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes a put option, in return for the receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.

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When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by the Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities (or currencies) and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

To the extent consistent with its investment objective, the Portfolio may also invest in futures contracts and options on futures contracts. Futures contracts obligate the Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a non-U.S. currency. The Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

The Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade. When the Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When the Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with the Portfolio’s position in a futures contract or related option, the Manager will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

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The Fund and the Portfolio are operated by persons who have claimed exclusions from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.

The Portfolio’s use of derivatives and currency transactions may reduce returns and/or increase volatility.

These instruments are further described in Appendix B to this Statement of Additional Information.

Options on GNMA Certificates. The Portfolio may invest in options on GNMA Certificates. The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Portfolio, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Portfolio will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When the Portfolio closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Credit Default Swaps. To the extent consistent with their investment strategies, the Portfolio may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Portfolio’s limitations on illiquid investments. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Taxability Risk. The Portfolio intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to

32

the Portfolio’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Portfolio pay Federal income taxes on the affected interest income, and, if the Portfolio agrees to do so, the Portfolio’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Portfolio as “exempt interest dividends” could be adversely affected, subjecting the Portfolio’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Portfolio is subsequently determined to be taxable, the Portfolio will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Portfolio from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Portfolio. In particular, a case currently pending before the U.S. Supreme Court (Kentucky v. Davis) could result in the elimination of any tax advantage received from investing in a fund that invests primarily in municipal securities issued by the investor’s state of residence.

Securities Lending. The Portfolio may seek additional income by lending securities on a short-term basis. Voting rights may pass with the lending of securities. The trustees of the Fund will call loans of securities to vote proxies or otherwise obtain rights to vote or consent if a material event affecting the investment occurs. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent. The Portfolio is obligated to return the collateral to the borrower at the termination of the loan. A Portfolio could suffer a loss in the event the Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

The Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by the Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

BlackRock Investment Management, LLC (“BIML”), an affiliate of BlackRock, acts as securities lending agent for the Portfolios and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Portfolio’s securities lending program. BIML may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIML or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

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The Portfolio may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the Securities and Exchange Commission.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch Investor Services, Inc. (“Fitch”) and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Portfolio, a rated security may cease to be rated. The Manager will consider such an event in determining whether the Portfolio should continue to hold the security.

Interest Rate Transactions, Currency Swaps and Swaptions. The Portfolio may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”). The Portfolio expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as a hedge and not as a speculative investment.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”.

The Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may write (sell) and purchase put and call swaptions.

Whether the Portfolio’s use of swap agreements or swaptions will be successful in furthering their investment objectives will depend on the adviser’s ability to predict correctly whether certain types of investments are likely to product greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are less liquid than swaps.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Depending on the terms of the particular option agreement, the Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

The Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Investment in Other Investment Companies. The Portfolio may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates), subject to applicable law, including investments in Exchange Traded Funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. As with other investments, investment in other investment companies are subject to market and selection risk. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees (which, in the case of investment companies managed by BlackRock and its affiliates, would be paid to BlackRock and its affiliates). These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations. Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

INVESTMENT RESTRICTIONS

The Portfolio is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

The Portfolio may not:

(1)	Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (d) securities issued or guaranteed by non-U.S. governments are not considered to belong to a particular industry.

(2)

Issue senior securities (including borrowed money, including on margin if margin securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, dollar rolls, option and futures transactions, currency transactions and similar

35

investment strategies. The Portfolio’s obligations under interest rate and currency swaps are not treated as senior securities.

(3)	Makes loans, except that the Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See “Investment Objective and Policies—Securities Lending” above.

(4)	Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

(5)	Purchase or sell real estate, except that the Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

(6)	Purchase or sell commodities except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

TRUSTEES AND OFFICERS

THE FUND

The Board of Trustees of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the Trustees of investment companies by the Investment Company Act. The non-interested Trustees have retained independent legal counsel to assist them in connection with their duties.

The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

The members of the Audit Committee (the “Audit Committee”) are Fred G. Weiss (Chair), Robert M. Hernandez and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each independent audit of the Fund’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Fund and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended September 30, 2008, the Audit Committee met four times.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Stuart E. Eizenstat (Chair), Robert M. Hernandez, Fred G. Weiss and Richard R. West, all of whom are non-interested

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Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Fund and recommend non-interested Director nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board compensation, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding noninterested Director compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended September 30, 2008, the Governance Committee met four times.

The members of the Compliance Committee are James H. Bodurtha (Chair), Bruce R. Bond, Roberta Cooper Ramo and Jean Margo Reid, all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock and the Fund’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Fund and its service providers; (2) review information on, and where appropriate recommend, policies concerning the Fund’s compliance with applicable law, and (3) review reports from and make certain recommendations regarding the Fund’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended September 30, 2008, the Compliance Committee met five times.

The members of the Performance Oversight Committee are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot and John F. O’Brien, all of whom are non-interested Trustees, and Richard S. Davis, who serves as an interested Director. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Fund’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Fund’s investment performance relative to agree-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended September 30, 2008, the Performance Oversight Committee met four times.

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Biographical Information

Certain biographical and other information relating to the Trustees of the Fund is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

James H. Bodurtha[3] 40 East 52nd Street New York, NY 10022 1944	Trustee	2007 to present	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 Funds 103 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	2007 to present	Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	35 Funds 103 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	2007 to present	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	35 Funds 103 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

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Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Honorable Stuart E. Eizenstat[4] 40 East 52nd Street New York, NY 10022 1943	Trustee	2007 to present	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	35 Funds 103 Portfolios	Alcatel-Lucent (telecommunications) Metallurgical (metallurgical industry) UPS Corporation (delivery service) Global Specialty

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	2007 to present	Professor, Harvard University since 1992.	35 Funds 103 Portfolios	None

Robert M. Hernandez[5] 40 East 52nd Street New York, NY 10022 1944	Trustee	2007 to present	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 Funds 103 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	2007 to present	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	35 Funds 103 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

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Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	2007 to present	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute, (non-profit), since 2008; Formerly President, American Bar Association from 1995 to 1996.	35 Funds 103 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.	35 Funds 103 Portfolios	None

David H. Walsh[6] 40 East 52nd Street New York, NY 10022 1941	Trustee	2007 to present	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006-2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Formerly Director, The National Audubon Society from 1998 to 2005.	35 Funds 103 Portfolios	None

Fred G. Weiss[7] 40 East 52nd Street New York, NY 10022 1941	Trustee	2007 to present	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	35 Funds 103 Portfolios	Watson Pharmaceutical Inc.

40

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee	2007 to present	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 Funds 103 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

Interested Trustees[1,8]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	174 Funds 286 Portfolios	None

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Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	2007 to present	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	35 Funds 103 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	2007 to present	Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	174 Funds 286 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2]	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and

42

consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Director first became a member of the Board of Trustees of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998 and Richard R. West, 1978.

[3]	Chairman of the Compliance Committee.
[4]	Chairman of the Governance and Nominating Committee.
[5]	Chairman of the Board of Trustees.
[6]	Chairman of the Performance Oversight Committee.
[7]	Vice-Chairman of the Board of Trustees and Chairman of the Audit Committee.
[8]

Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his consulting arrangement with Blackrock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities.

Certain biographical and other information relating to the officers of the Fund is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.	184 registered investment companies consisting of 296 portfolios	None

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	2007 to present	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.	174 registered investment companies consisting of 286 portfolios	None

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Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), from 1992 to 2006.	174 registered investment companies consisting of 286 portfolios	None

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	174 registered investment companies consisting of 286 portfolios	None

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.	174 registered investment companies consisting of 286 portfolios	None

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	2007 to present	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.	174 registered investment companies consisting of 286 portfolios	None

[1]	Officers of the Fund serve at the pleasure of the Board of Trustees.

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Share Ownership

Information relating to each Trustee’s share ownership in the Fund and in all BlackRock-advised funds that are overseen by the respective Trustees (“Supervised Funds”) as of December 31, 2008 is set forth in the chart below:

Name of Trustee*	Aggregate Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in Supervised Funds
Interested Trustees:
Richard S. Davis	None	Over $100,000
Laurence D. Fink	None	$1-$10,000
Henry Gabbay	None	Over $100,000

Non-Interested Trustees:
James H. Bodurtha	None	Over $100,000
Bruce R. Bond	None	Over $100,000
Donald W. Burton	None	None
Stuart E. Eizenstat	None	$1-$10,000
Kenneth A. Froot	None	Over $100,000
Robert M. Hernandez	None	Over $100,000
John F. O’Brien	None	Over $100,000
Roberta Cooper Ramo	None	Over $100,000
Jean Margo Reid	None	Over $100,000
David H. Walsh	None	Over $100,000
Fred G. Weiss	None	Over $100,000
Richard R. West	None	$50,001-$100,000

*	With the exception of Messrs. Davis, Fink, Bond, Eizenstat and Hernandez, each of the Trustees assumed office on November 1, 2007. Trustees of the Fund may purchase Institutional shares of the Portfolios. The Trustees anticipate purchasing additional shares of BlackRock-Advised Funds they currently oversee in the near future.

As of January 2, 2009, the Trustees and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2008, none of the non-interested Trustees of the Fund or their immediate family members owned beneficially or of record any securities of affiliates of the Manager, the Distributor, or any person directly or indirectly controlling, controlled by, or under common control with the Manager or the Distributor.

Compensation of Trustees

Each Trustee who is a non-Interested Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Trust, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board of Trustees are paid as compensation an additional annual retainer of $65,000 and $25,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid as compensation an additional annual retainer of $25,000, respectively.

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The following table sets forth the compensation earned by the non-interested Directors for the fiscal year ended September 30, 2008 and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2008.

Name[1]	Aggregate Compensation from the Portfolio	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and Other BlackRock- Advised Funds
James H. Bodurtha[2]	$1,175	None	$300,000
Bruce R. Bond	$1,163	None	$275,000
Donald W. Burton	$1,163	None	$275,000
Honorable Stuart E. Eizenstat[3]	$1,175	None	$300,000
Kenneth A. Froot	$ 750	None	$237,500
Robert M. Hernandez[4]	$1,194	None	$340,000
John F. O’Brien	$1,163	None	$275,000
Roberta Cooper Ramo	$1,163	None	$275,000
Jean Margo Reid	$1,163	None	$275,000
David H. Walsh[5]	$1,175	None	$300,000
Fred G. Weiss[6]	$1,187	None	$325,000
Richard R. West	$1,163	None	$275,000

[1]

With the exception of Messrs. Davis, Fink, Bond, Eizenstat and Hernandez, each of the non-interested Trustees assumed office on November 1, 2007. For the number of BlackRock advised Funds from which each Trustee receives compensation see the Biographical Information Chart beginning on page 38.

[2]	Chairman of the Compliance Committee.
[3]	Chairman of the Governance and Nominating Committee.
[4]	Chairman of the Board of Trustees.
[5]	Chairman of the Performance Oversight Committee.
[6]	Vice Chairman of the Board of Trustees and Chairman of the Audit Committee.

Mr. Kindelan assumed office as Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the Corporation on November 1, 2007. From November 1, 2007 through September 30, 2008, Mr.  Kindelan received $62.56 from the Portfolio.

SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses

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reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

INVESTMENT MANAGEMENT, ADMINISTRATION, DISTRIBUTION AND SERVICE ARRANGEMENTS

Management Agreement. The Trust, on behalf of the Portfolio, has entered into an investment management agreement with BlackRock pursuant to which the Manager receives compensation for its services to the Portfolio. The management services provided by BlackRock and the fees received by it for such services are described in the Prospectus. For its investment advisory services to the Portfolio, the Manager is entitled to a fee, computed daily for the Portfolio and payable monthly, at the annual rate of .20% of the Portfolio’s average daily net assets. From time to time, the Manager may waive some or all of its advisory fee from the Portfolio.

Under the Management Agreement, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Management Agreement. Under the Management Agreement, BlackRock is liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. The Management Agreement is terminable as to the Portfolio by vote of the Fund’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock as the case may be. BlackRock may also terminate their advisory relationship with respect to the Portfolio on 60 days’ written notice to the Fund.

For the period from October 1, 2007 to September 30, 2008, BlackRock Strategic Portfolio I paid no management fees to BlackRock, and BlackRock waived $109,465 in expenses.

For the period from October 1, 2006 to September 30, 2007, BlackRock Strategic Portfolio I paid no management fees to BlackRock, and BlackRock waived $141,482 in expenses.

For the period from October 1, 2005 to September 30, 2006, BlackRock Strategic Portfolio I paid no management fees to BlackRock, and BlackRock waived $149,319 in expenses.

Pursuant to the Management Agreement, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Portfolio. In addition, BlackRock may delegate certain of its investment advisory functions under the Management Agreement to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

Administration Agreement. BlackRock Advisors, LLC and PNC Global Investment Servicing (U.S.) Inc., (“PNC GIS”) formerly known as PFPC Inc. serve as the Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). PNC GIS has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute each Portfolio’s net asset value, net income and net capital gain or loss; and serve as a liaison with the Fund’s independent public accountants. The Administrators may from time to time voluntarily waive administration fees with respect to the Portfolio and may voluntarily reimburse the Portfolio for expenses.

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Under the Administration Agreement, the Fund pays to BlackRock and PNC GIS on behalf of the Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .075% of the first $500 million of the Portfolio’s average daily net assets, .065% of the next $500 million of the Portfolio’s average daily net assets and .055% of the average daily net assets of the Portfolio in excess of $1 billion and (ii) .025% of the first $500 million of average daily net assets allocated to each class of shares of the Portfolio, .015% of the next $500 million of such average daily net assets and .005% of the average daily net assets allocated to each class of shares of the Portfolio in excess of $1 billion.

Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the Fund’s operations.

The Administration Agreement provides that BlackRock and PNC GIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BlackRock and PNC GIS and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BlackRock nor PNC GIS nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.

For the period from October 1, 2007, to September 30, 2008, BlackRock Strategic Portfolio I paid $21,272 in administrative fees to the Administrators, and the Administrators waived $33,460 in fees.

For the period from October 1, 2006, to September 30, 2007, BlackRock Strategic Portfolio I paid $29,719 in administrative fees to the Administrators, and the Administrators waived $41,022 in fees.

For the period from October 1, 2005, to September 30, 2006, BlackRock Strategic Portfolio I paid $104,374 in administrative fees to the Administrators, and the Administrators waived $64,147 in fees.

The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

In addition, pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with the Fund’s investor service center. The Fund reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses. For the fiscal year ended September 30, 2008, the Portfolio reimbursed $0, pursuant to the Agreement.

Custodian and Transfer Agency Agreements. PFPC Trust Company (“PTC”), an affiliate of BlackRock, whose principal business address is 8800 Tinicum Boulevard, Philadelphia, PA 19153, is custodian of the Fund’s assets pursuant to a custodian agreement (the “Custodian Agreement”). Under the Custodian Agreement, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio’s securities and (v) makes periodic reports to the Board of Trustees concerning the Portfolio’s operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf

48

of the Fund, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for the Portfolio and has been appointed by the Board of Trustees as the Fund’s “foreign custody manager” under Rule 17f-5 of the 1940 Act. As foreign custody manager, Citibank, N.A. selects and monitors foreign sub-custodian banks and furnishes information relevant to the selection of foreign depositories.

For its services to the Fund under the Custodian Agreement, PTC is entitled to receive a fee which is calculated based upon the Portfolio’s average gross assets as follows: .005% of the first $400 million of each Portfolio’s average gross assets, .004% of the next $1.6 billion of each Portfolio’s average gross assets, and .003% of each Portfolio’s average gross assets in excess of $2.00 billion, with a minimum monthly fee of $1,000 per investment portfolio. PTC is also entitled to out-of-pocket expenses and certain transaction charges.

PNC GIS, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of BlackRock, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”), under which PNC GIS (i) issues and redeems shares in the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of the Portfolio. PNC GIS may, on 30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services, PNC GIS receives per account and transaction fees and disbursements.

Distribution, Service and Other Fee Disclosure. The Fund has entered into a distribution agreement with BII under which BII, as agent, offers shares of each Fund on a continuous basis. BII has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BII’s principal business address is 40 East 52nd Street, New York, NY 10022. BII is an affiliate of BlackRock.

Pursuant to the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”), the Fund may pay BII and/or BlackRock or any other affiliate or significant shareholder of BlackRock fees for distribution and sales support services. Currently, as described further below, only Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares bear the expense of distribution fees under the Plan. The Portfolio does not offer these share classes. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, BII, BAC, Merrill Lynch, PNC and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock or BII has retained a portion of the shareholder servicing fees paid by the Fund.

The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the directors who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b 1 Trustees”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Directors; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s Trustees who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested trustees.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

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With respect to Class R Shares, the front-end sales charge and the applicable distribution fee payable under the Plan are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Class R Shares.

With respect to Investor B, Investor B1 and Investor B2 Shares, Service Organizations and other broker/dealers receive commissions from BII for selling Investor B, Investor B1 and Investor B2 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plan are intended to cover the expense to BII of paying such up-front commissions, as well as to cover ongoing commission payments to broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B, Investor B1 or Investor B2 Shares are redeemed prior to the expiration of the conversion period, after which Investor B, Investor B1 and Investor B2 Shares automatically convert to Investor A Shares.

With respect to Investor C, Investor C1 and Investor C2 Shares, Service Organizations and other broker-dealers receive commissions from BII for selling Investor C, Investor C1 and Investor C2 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plan are intended to cover the expense to BII of paying such up-front commissions, as well as to cover ongoing commission payments to the broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C, Investor C1 or Investor C2 Shares are redeemed within 12 months of purchase.

From time to time BII and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plan, which waivers may be terminated at any time. Payments are made by the Fund pursuant to the Plan regardless of expenses incurred by BII or BlackRock.

The Fund currently does not make distribution payments with respect to Investor A, Investor A1, HL, Service, Institutional or BlackRock Shares under the Plan. However, the Plan permits BII, BlackRock and certain of their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BII, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BII, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BII’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BII, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable Financial Industry Regulatory Authority (“FINRA”) regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, LPL

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Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, New England Securities Corporation, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets, Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc. and/or broker-dealers and other financial services firms under common control with the above organizations (or their assignees). The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund.

In lieu of payments pursuant to the foregoing, BII, BlackRock, PNC or their affiliates may make payments to the above named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BII, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BII, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and certain of its affiliates fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of the Fund, with respect to which the Fund does not pay shareholder servicing fees under the Plan. The fees are paid according to the following schedule: certain money market funds – ..15% of net assets; certain fixed income funds – .20% of net assets; and certain equity funds – .25% of net assets.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plan, the Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of BlackRock Shares of the Small Cap Value Equity Fund, and HL Shares, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares of all Funds. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries

51

regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BII or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

Other Distribution Arrangements. The Fund and BlackRock have entered into distribution agreements with USB AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell shares of the Fund in certain jurisdictions. Payments made pursuant to the UBS AG agreement may be made in connection with the sale and distribution of Fund shares. The level of payments for made to UBS AG for the sale and distribution of Fund shares in any year will vary and normally will not exceed the sum of 0.25% of the assets attributable to UBS AG invested in Equity Portfolios of BlackRock funds and 0.15% of the assets attributable to UBS AG invested in Bond Portfolios of BlackRock funds. BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of Fund shares.

Information on Sales Charges and Distribution Related Expenses. The Portfolio does not charge any sales charges (including any contingent deferred sales charges (“CDSCs”)).

Code of Ethics. The Fund, BlackRock, BFM, BIL, BIMC and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolio.

Proxy Voting Policies. The Board of Trustees of the Portfolio has delegated the voting of proxies for the Portfolio’s securities to BlackRock pursuant to BlackRock’s proxy voting guidelines. Under these guidelines, BlackRock will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. From time to time, a vote may present a conflict between the interests of the Fund’s shareholders, on the one hand, and those of BlackRock, or any affiliated person of the Fund or BlackRock, on the other. In such event, provided that BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients. If BlackRock determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with BlackRock’s Portfolio Management Group and/or BlackRock’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Appendix C. Information on how each Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Copies of the proxy voting record of the Portfolios are available without charge, upon request, by calling 1-800-699-1236 and are posted on the Securities and Exchange Commission’s website at http://www.sec.gov and

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reflect the twelve-month period beginning July 1 and ending June 30. The Portfolio’s proxy voting record is also available on the Fund’s website at www.blackrock.com.

Disclosure of Portfolio Holdings. The Board of Trustees and BlackRock have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

Asset and Return Information. Data on NAV’s, asset levels (by total Portfolio and share class), accruals, yields, capital gains, dividends and Portfolio returns (net of fees by share class) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the Portfolio held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.(1)

2.	Fund Fact Sheets, which contain certain portfolio characteristics, are available to shareholders, prospective shareholders, intermediaries and consultants on a quarterly basis and will be posted to the Fund’s website promptly upon becoming available.

Portfolio Holdings. In addition to position description, portfolio holdings may also include Portfolio name, CUSIP, ticker symbol, total share and market value for each Equity Portfolio and Portfolio name, ticker symbol, coupon, maturity, current face amount or quantity, CUSIP or SEDOL, market value, market price, yield, weighted average life, duration and convexity of each security in the Portfolio as of a specific date.

(1)	The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

1.	Month-end portfolio holdings are available to shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.(1)

2.	Quarter-end portfolio holdings are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.(1)

Other Information. To the extent other Fund information such as attribution analyses or security-specific information (e.g., information about Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders. The executive officers of the Fund may authorize disclosure of the Fund’s portfolio securities and other portfolio information.

Implementation. All Fund and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, intermediaries and third party data providers. In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The Fund’s Chief Compliance Officer (“CCO”) is responsible for oversight of

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compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he deems necessary or appropriate to ensure the Fund’s and BlackRock’s compliance.

Ongoing Arrangements. As of January 28, 2009, the Fund has ongoing arrangements with the following entities to make available monthly and quarterly portfolio holdings information as described in “Portfolio Holdings” above:

1.	Fund’s Board of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.

2.	PFPC Trust Company pursuant to the Fund’s Amended and Restated Custodian Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

3.	PNC GIS pursuant to the Fund’s Amended and Restated Administration Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

4.	Deloitte & Touche LLP, the Fund’s independent registered public accountant, whereby the Fund’s portfolio holdings information is provided in connection with the preparation of the Fund’s annual financial statements and as the need arises.

5.	Independent rating agencies — Morningstar, Inc., Lipper Inc. and S&P

6.	Information aggregators — Wall Street on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions and iMoney.Net

7.	Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

8.	Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services, Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions and Wilshire Associates.

9.	Portfolio Compliance Consultants — i-Flex Solutions, Inc.

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

EXPENSES

Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock, PNC GIS, transfer agency, networking and recordkeeping fees, reimbursement to BlackRock for costs related to the Fund’s investor service center, fees and expenses of officers and trustees who are not affiliated with BlackRock, BII or any of their affiliates (although the Fund bears certain fees and expenses of the Fund’s Chief Compliance Officer and certain of his staff), taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund’s service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

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PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS

Portfolio Managers

As of September 30, 2008, Andrew Gordon managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	5	$1.04 Billion	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	44	$9.02 Billion	4	$1.7 Billion
Other Accounts	108	$39.5 Billion	27	$5.1 Billion

As of September 30, 2008, Stuart Spodek managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	22	$8.84 Billion	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	18	$6.46 Billion	3	$2.06 Billion
Other Accounts	224	$83.6 Billion	18	$6.29 Billion
As of September 30, 2008, Scott Thiel managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$741.5 Million	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	34	$7.9 Billion	4	$1.91 Billion
Other Accounts	169	$57.4 Billion	28	$5.29 Billion

Portfolio Management Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or significant shareholders or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those

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recommended to the Portfolios by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or significant shareholder or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Gordon, Spodek and Thiel currently manage certain accounts that are subject to performance fees. In addition, Messrs. Gordon, Spodek and Thiel assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

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Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
Andrew Gordon	A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index, JP Morgan Emerging Markets Bond Index Global Diversified), certain customized indices and certain fund industry peer groups. Strategic Portfolio I is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Barclays Capital Aggregate Index.

Stuart Spodek	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

Scott Thiel	A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index), certain customized indices and certain fund industry peer groups. Strategic Portfolio I is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Barclays Capital Aggregate Index.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Gordon, Spodek and Thiel each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment

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products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Gordon, Spodek and Thiel each has participated in the deferred compensation program.

Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Gordon, Spodek and Thiel each has been granted stock options and/or restricted stock in prior years.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

As of September 30, 2008, the end of the Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolio is shown below:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities of the Portfolio Owned(1)
Andrew Gordon	Strategic Portfolio I	None
Stuart Spodek	Strategic Portfolio I	None
Scott Thiel	Strategic Portfolio I	None

(1)	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

Transactions in Portfolio Securities

Subject to policies established by the Board of Trustees, BlackRock is primarily responsible for the execution of the Portfolio’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, the Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including the Portfolio. In return for such services, BlackRock may cause

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the Portfolio to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, the investment adviser and sub-advisers seek to obtain the best price and most favorable execution for the Portfolio, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Portfolio.

BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BlackRock might pay with Portfolio commissions may be in written form or through direct contact with individuals and may include information as to particular companies or

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industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Portfolio or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Portfolio to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Portfolio may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

The Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of the Portfolio are redeemable on a daily basis in U.S. dollars, the Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on the Portfolio’s portfolio strategies.

See “Portfolio Transactions and Brokerage” in the Statement of Additional Information for information about the brokerage commissions paid by the Portfolio, including commissions paid to affiliates, if any, for the periods indicated.

The Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Portfolio will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of the Portfolio may serve as its broker in OTC transactions

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conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Portfolio are made from dealers, underwriters and issuers. The Portfolio do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Fund intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Fund, the turnover rates should not adversely affect the Fund’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

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Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in the Portfolio receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Portfolio or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

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A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PNC, BII or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BII or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

Portfolio Turnover Rates. The Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Manager believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Manager expects to allocate a portion of its separate account clients’ portfolios to the Portfolio when it believes that the securities in which the Portfolio invest present favorable risk-reward characteristics. During other periods, investments by the separate accounts in the Portfolio may be redeemed. This activity may produce higher than normal portfolio turnover which may result in increased transaction costs to the Portfolio. As of the date of this Statement of Additional Information, under normal market conditions the annual portfolio turnover rate of the Portfolio is not expected to exceed 400%.

It is expected that under normal market conditions the annual portfolio turnover rate of the Portfolio will not exceed 400%, excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rate, actual turnover may be higher or lower. Higher portfolio turnover results in increased Portfolio expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities.

The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, the Administrators, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock, the Administrators, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

The portfolio turnover rate of the Portfolio is calculated by dividing the lesser of the Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

For the period from October 1, 2007 to September 30, 2008, BlackRock Strategic Portfolio I paid $5,352 brokerage commissions. For that period, BlackRock Strategic Portfolio I had a portfolio turnover rate of 58%.

For the period from October 1, 2006 to September 30, 2007, BlackRock Strategic Portfolio I paid $9,048 brokerage commissions. For that period, BlackRock Strategic Portfolio I had a portfolio turnover rate of 40%.

For the period from October 1, 2005, to September 30, 2006, BlackRock Strategic Portfolio I paid $12,009 in brokerage commissions. For that period, BlackRock Strategic Portfolio I had the portfolio turnover rate of 156%.

Information about the brokerage commissions paid by the Fund, including commissions paid to Affiliates for the last three fiscal years is set forth in the following table:

Fiscal Year Ended September 30,	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
2008	$5,352	$—
2007	$9,048	$148
2006	$12,009	$3,360

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For the fiscal year ended September 30, 2008, the brokerage commissions paid to affiliates by the Portfolio represented 0%, of the aggregate brokerage commissions paid and involved 0% of the dollar amount of transactions involving payment of commissions during the year.

The Fund paid no brokerage commissions to brokers for providing research services for the fiscal year ended September 30, 2008.

The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 2008, the Portfolio held no such securities.

Other Potential Conflicts of Interest

The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), and The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, and BlackRock Financial Management, Inc., the Portfolio’s’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”), with respect to the Portfolio and/or other accounts managed by BlackRock, PNC or BAC Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms with approximately $1.307 trillion in assets under management as of December 31, 2008. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Portfolio, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolio. These are considerations of which investors in the Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Portfolio.

BlackRock and its Affiliates, as well as the BAC Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Portfolio invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC Entities seek to purchase or sell the same assets for their managed accounts, including the Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may

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adversely affect the size or price of the assets purchased or sold for the Portfolio. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Portfolio, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Portfolio may benefit other accounts managed by BlackRock or its Affiliates or a BAC Entity. For example, the sale of a long position or establishment of a short position by the Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts, and the purchase of a security or covering of a short position in a security by the Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts.

BlackRock and its Affiliates or a BAC Entity and their clients may pursue or enforce rights with respect to an issuer in which the Portfolio has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Portfolio’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Portfolio. Moreover, it is possible that the Portfolio will sustain losses during periods in which one or more Affiliates or BAC Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC Entities are performing services or when position limits have been reached.

In connection with its management of the Portfolio, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolio and it

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is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Portfolio.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Portfolio should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Portfolio in which customers of BlackRock or its Affiliates or a BAC Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Portfolio may enhance the profitability of BlackRock or its Affiliates or a BAC Entity. One or more Affiliates or BAC Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Portfolio invests or which may be based on the performance of the Fund. The Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC Entities and may also enter into transactions with other clients of an Affiliate or BAC Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Portfolio will deal with BlackRock and its Affiliates or BAC Entities on an arms-length basis. BlackRock or its Affiliates or a BAC Entity may also have an ownership interest in certain trading or information systems used by the Portfolio. The Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC Entities.

One or more Affiliates or one of the BAC Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC Entity will be in its view commercially reasonable, although each Affiliate or BAC Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolio as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolio or their shareholders will be required, and no fees or other compensation payable by the Portfolio or their shareholders will be reduced by reason of receipt by an Affiliate or BAC Entity of any such fees or other amounts.

When an Affiliate or BAC Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolio, the Affiliate or BAC Entity may take commercial steps in its own interests, which may have an adverse effect on the Portfolio. The Portfolio will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC Entity, will have any obligation to allow their credit to be used in connection with the Portfolio’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for the Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC Entities, however, are not required to

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bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolio will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolio. In addition, under certain circumstances, the Portfolio will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC Entities) that furnish BlackRock, the Portfolio, other BlackRock client accounts or other Affiliates or BAC Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolio and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolio based on the amount of brokerage commissions paid by the Portfolio and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolio and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Portfolio. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect

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of reducing the access fees paid by the BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolio, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC Entity may, although they are not required to, purchase and hold shares of the Portfolio. Increasing the Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC Entities reserve the right to redeem at any time some or all of the shares of the Portfolio acquired for their own accounts. A large redemption of shares of the Portfolio by BlackRock or its Affiliates or by a BAC Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that the Portfolio may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC Entity has significant debt or equity investments or in which an Affiliate or BAC Entity makes a market. The Portfolio also may invest in securities of companies to which an Affiliate or a BAC Entity provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Portfolio and the interests of other clients of BlackRock or its Affiliates or a BAC Entity. In making investment decisions for the Portfolio, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC Entity may limit the Portfolio’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

BlackRock and its Affiliates and the BAC Entities, their personnel and other financial service providers have interests in promoting sales of the Portfolio. With respect to BlackRock and its Affiliates and BAC Entities and their personnel, the remuneration and profitability relating to services to and sales of the Portfolio or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolio or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC Entity and such personnel resulting from transactions on behalf of or management of the Portfolio may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential

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in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Portfolio’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Portfolio’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Valuation of Portfolio Securities” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, the Portfolio’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BlackRock seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Portfolio’s net asset value. As a result, the Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Portfolio bearing some additional expenses.

BlackRock and its Affiliates or a BAC Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Portfolio will be adversely affected by this personal trading, the Fund, BII and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Portfolio, except that the Fund may in accordance with rules adopted under the 1940 Act engage

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in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolio and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Portfolio may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolio may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC Entity serve as directors of companies the securities of which the Portfolio wish to purchase or sell. However, if permitted by applicable law, the Portfolio may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolio. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolio or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Portfolio) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of clients (including the Portfolio) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

Present and future activities of BlackRock and its Affiliates and BAC Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE AND REDEMPTION INFORMATION

The Fund has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at the Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Payment for shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the

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Fund, be made in the form of securities that are permissible investments for the Portfolio. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Shares of the Portfolio are sold at the net asset value per share next determined after a purchase order is received. The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio’s net asset values. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

Under the 1940 Act, the Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

In addition to the situations described in the Prospectus, the Fund may redeem shares involuntarily to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time. The Fund reserves the express right to redeem shares of the Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Computation of Public Offering Prices for Shares of the Fund.

An illustration of the computation of the public offering price per Share of the Fund, based on the value of the Fund’s net assets as of September 30, 2008 follows:

BlackRock Strategic Portfolio I
Net Assets	$52,192,641
Outstanding Shares	5,877,091
Net Asset Value Per Share	$8.88
Maximum Sales Charge	None
Offering to Public	$8.88

VALUATION OF PORTFOLIO SECURITIES

Valuation of Shares. The net asset value for each class of shares of the Portfolio is generally calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open. Valuation of securities held by the Portfolio is as follows:

Equity Investments. Securities traded on a recognized securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; if a security is traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used; securities traded on a recognized securities exchange for which there were

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no sales on that day are valued at the last bid (long position) or ask (short position) price. If the Portfolio holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s

Board; the amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser determines such method does not represent fair value; floating rate loan interests are generally valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from an independent third-party pricing service. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services who make a valuation determination by securing observed transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded; an exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price; if no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Swap agreements and other derivatives are generally are valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Portfolio’s books at their face value.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Fund’s Board as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by the Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by BlackRock (its delegate). Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Portfolio may be traded on non-U.S. exchanges or over-the-counter markets on days on which the Portfolio’s net asset value is not calculated. In such cases, the net asset value of the

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Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, the Portfolio’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded), or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the BlackRock

Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing the Portfolio’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. On any date the NYSE is open and the primary exchange on which a foreign asset is traded is closed, such asset will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset, in which case such asset would be treated as a Fair Value Asset. For certain non-U.S. securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant non-U.S. markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of the Portfolio’s pricing time.

BlackRock’s Pricing Group, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, BlackRock’s Pricing Group periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock’s portfolio managers, to regularly evaluate the values assigned to the securities and other assets held by the Portfolio. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Portfolio’s net asset value. As a result, the Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

TAXES

The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors may wish to consult their tax advisers with specific reference to their own tax situation.

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The Portfolio has elected to be taxed, and intends to qualify each year, as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Portfolio generally is exempt from U.S. federal income tax on its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid, and net capital gain (i.e., the excess of its net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income and (b) 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, the Portfolio must derive at least 90% of its gross income (the “Income Requirement”) from (a) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or non-U.S. currencies, or from other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investment in such stock, securities, or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”). The Internal Revenue Service has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement.

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio generally has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which the Portfolio controls and which are engaged in the same or similar or related trades or businesses, or in any one or more Qualified Publicly Traded Partnerships.

Distributions by the Portfolio of investment company taxable income will be taxable to shareholders as ordinary dividend income (to the extent paid out of its current or accumulated earning and profits) and (if designated by the Portfolio) will qualify (provided holding period and other requirements are met by both the Portfolio and the shareholder) (i) for the dividends-received deduction in the case of corporate shareholders to the extent the Portfolio’s income consists of dividends from U.S. corporations and, (ii) effective for taxable years beginning on or before December 31, 2010, as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Portfolio receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or, the stock of which is readily tradable on an established securities market in the United States). Due to the Portfolio’s expected investments, distributions generally will not be eligible for the dividends-received deduction allowed to corporate shareholders and will not qualify for the reduced rate of tax for qualified dividend income allowed to individuals.

The Portfolio intends to distribute to shareholders all of its net capital gain for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

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Distributions by the Portfolio that do not constitute ordinary income dividends, qualified dividend income, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2010. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

A shareholder generally will recognize gain or loss on the sale, exchange or redemption of the Portfolio’s shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale, exchange or redemption. Any gain or loss arising from the sale, exchange or redemption of shares of the Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any loss incurred on the sale or exchange of the Portfolio’s shares, held six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The Portfolio may engage in hedging or derivatives transactions involving non-U.S. currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on non-U.S. currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Portfolio to mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

The Portfolio may make investments in zero coupon bonds or other discount securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the bond at maturity over its issue price). Zero coupon bonds do not provide for periodic interest payments and therefore produce income that is not matched by a corresponding cash distribution. Any such income would be treated as income earned by the Portfolio and would be subject to the Distribution Requirement and taken into account for purposes of the 4% excise tax (discussed below). As a result, the Portfolio may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to be able to make distributions to its investors.

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Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Investment income that may be received by the Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the total assets at the close of the taxable year of the Portfolio consists of stocks or securities of foreign corporations, it may elect to “pass through” to the Portfolio’s shareholders the amount of foreign taxes paid by the Portfolio. If the Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as non-U.S. source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from non-U.S. sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Portfolio must also meet this holding period requirement with respect to its non-U.S. stocks and securities in order for “creditable” taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits. Such distributions will generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

The Fund will be required in certain cases to withhold and remit to the United States Treasury a portion of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an “exempt recipient.”

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Taxation of a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”), depends on whether the income from the Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, dividends paid to such non-U.S. shareholder from investment company taxable income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a non-U.S. shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, and capital gain dividends. In addition, with respect to taxable years of regulated investment companies beginning before January 1, 2008, U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. Legislation has recently been proposed that would extend this exemption through taxable years beginning before January 1, 2009; no assurances can be given, however, as to whether this legislation will be enacted. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then ordinary income dividends, qualified dividend income, interest-related dividends, short-term capital gain dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Non-U.S corporate shareholders may also be subject to the branch profits tax imposed by the Code. In the case of non-U.S. non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their non-U.S. status. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made by the Portfolio each year.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

ADDITIONAL INFORMATION CONCERNING SHARES

Each share of the Portfolio has a par value of $.001, represents a pro rata interest in the Portfolio with each other share of the same class and is entitled to the dividends and distributions earned on the Portfolio’s assets as are declared in the discretion of the Board of Trustees. The Fund’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by investment portfolio or class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act).

Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund’s outstanding shares (irrespective of Portfolio or class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees.

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Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. The Fund’s Declaration of Trust provides that meetings of the shareholders of the Fund will be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to the Portfolio and with a share of the general liabilities of the Fund.

The Fund’s Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

MISCELLANEOUS

Counsel. The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Fund’s counsel.

Independent Registered Public Accountants. Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, Pennsylvania, serves as the Funds’ independent registered public accountant.

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Shareholder Ownership. The name, address and percentage ownership of each person that on January 2, 2009, owned of record or beneficially 5% or more of the outstanding shares of the Portfolio which had commenced operations as of that date was as follows:

Name	Address	Percentage and Class
**Arkansas Teacher Retirement System (ATRS)	40 E 52nd St 17th Floor New York, NY 10022-5911	21.06%

**Blue Cross of Idaho Health Service Inc. (BCI)	3000 E Pine Ave Meridian, ID 83642-5995	15.90%

**Record holders that do not beneficially hold the shares.

Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectus, a “majority of the outstanding shares” means, with respect to the approval of the Portfolio’s investment advisory agreement or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

FINANCIAL STATEMENTS

The audited financial statements for BlackRock Strategic Portfolio I contained in its Annual Report to Shareholders for the period ended September 30, 2008 (the “2008 Annual Report”), as filed on the Fund’s most recent Form N-CSR, are incorporated by reference in this Statement of Additional Information. No other parts of the 2008 Annual Report are incorporated by reference herein. The financial statements included in the 2008 Annual Report as filed on the Fund’s most recent Form N-CSR, have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP, as filed on the Fund’s most recent Form N-CSR, is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the 2008 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

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APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the highest rating category used by Standard and Poor’s for commercial paper:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the highest rating category used by Moody’s for commercial paper:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the highest rating category used by Fitch for short-term obligations:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the “investment grade” ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” - This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA” - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

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PLUS (+) OR MINUS (-) - The ratings from “AA” through “BBB” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” - This rating is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the “investment grade” ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Con. (—) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1 and Baa1.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

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“AA” - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the highest rating used by Standard & Poor’s Ratings Group for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the highest rating by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/”VMIG-1” - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

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APPENDIX B

The Portfolio may enter into futures transactions. These transactions are described in this Appendix.

Futures Contracts

If so provided in the Prospectus relating to a particular Portfolio, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and non-U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any non-U.S. government fixed-income security, on various currencies and on such indices of U.S. and non-U.S. securities as may exist or come into existence.

A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the non-U.S. currency) underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a future contract enables the Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.

Margin

If the Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract.

The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. For example, when the Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Manager to the Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

Options on Futures Contracts

The Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of the Portfolio’s securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Portfolio’s adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Portfolio’s ability to effectively hedge its portfolio.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-U.S. commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Greater margin requirements may limit the Portfolio’s ability to enter into certain commodity transactions on non-U.S. exchanges. Moreover, differences in clearance and delivery requirements on non-U.S. exchanges may occasion delays in the settlement of the Portfolio’s transactions effected on non-U.S. exchanges.

In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

If the Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract the Portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if the Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

Accounting Treatment

Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.

APPENDIX C

PROXY VOTING POLICIES

FOR THE BLACKROCK-ADVISED FUNDS

JUNE, 2008

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I. INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Manager determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1 When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.2 It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

II. PROXY VOTING POLICIES

A. Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s

[1]

Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA- 2106 (February 3, 2003).

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Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

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board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F. Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G. Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment

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company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H. Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

III. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

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